UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

169 Lackawanna Avenue

Parsippany, New Jersey 07054

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

FORM N-CSR

Item 1.	Reports to Stockholders.

MainStay Epoch U.S. Equity Yield Fund

Message from the President and Annual Report

October 31, 2013

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Message from the President

With a few notable exceptions, major stock markets around the world tended to advance strongly during the 12 months ended October 31, 2013. According to Russell data, many U.S. stock indexes rose more than 25%, and some exceeded 30%. In the United States, growth stocks tended to outperform value stocks, but the differences were slight among large-capitalization issues.

European stocks were generally strong, with some regional variations. The market seemed convinced that the European Union would remain intact and that economic recovery would be possible, even in troubled peripheral nations. Japanese stocks advanced as the yen weakened and monetary and fiscal stimulus plans went into effect. Slowing growth prospects for China, however, led to weaker stock-market performance for that nation and its major suppliers, including Peru, Chile and Indonesia.

In the United States, stocks were buoyed by steady progress in corporate earnings and general improvements in profits. Stock prices occasionally faltered as politicians debated the so-called fiscal cliff, imposed a government shutdown and wrangled over debt limits. But stocks quickly recovered when agreements were reached and the government shutdown ended.

The Federal Reserve maintained the federal funds target rate in a range near zero, which drew money into stocks. When the Federal Reserve suggested that it might begin to gradually taper its security purchases, however, U.S. Treasury yields rose sharply. Stocks that tend to serve as a proxy for yield, including real estate investment trusts (REITs) and utilities, sold off. In September, the Federal Reserve noted that economic conditions did not yet warrant the anticipated tapering, and the announcement helped calm investor concerns.

Rising interest rates left many bond investors in negative territory for the 12 months ended October 31, 2013. (Bond prices tend to fall as interest rates rise and tend to rise as interest rates fall.) As an asset class, U.S. Treasury securities generally provided negative total returns, as did many high-grade bonds. Searching for additional yield, many fixed-income investors took on the higher risk of high-yield bonds, which advanced during the reporting period. Others moved into convertible bonds, which generally benefited from the rising stock market.

Through all of these market changes, the portfolio managers of MainStay Funds focused on the investment objectives of their respective Funds and on the available investment strategies. Our portfolio managers used disciplined investment techniques, seeking to achieve long-term results consistent with their mandate.

Whether the markets go up or down, we believe that shareholders do well to maintain a long-term, wide-range perspective. With appropriate diversification, negative results in one asset class may be balanced by positive results in others. While some investors find volatility troublesome, experienced investors know that without it, market opportunities would be limited.

The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2013. While past performance is no guarantee of future results, we encourage you to get invested, stay invested and add to your investments whenever you can.

We thank you for choosing MainStay Funds, and we look forward to strengthening our relationship over time.

Sincerely,

Stephen P. Fisher

President

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2013

Class	Sales Charge		One Year	Since Inception (12/3/08)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	19.02 25.95%	15.69 17.03%	2.14 2.14%
Class	Sales Charge		One Year	Since Inception (2/3/09)	Gross Expense Ratio[2]
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	19.06 25.99%	15.75 17.14%	2.19 2.19%
Class	Sales Charge		One Year	Since Inception (12/3/08)	Gross Expense Ratio[2]
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	23.85 24.84%	16.20 16.20%	2.89 2.89%
Class	Sales Charge		One Year	Since Inception (12/3/08)	Gross Expense Ratio[2]
Class I Shares[4]	No Sales Charge		26.36%	17.40%	1.94%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, include the historical performance of Class I shares from December 3, 2008 through November 15, 2009 adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class and Class C shares would likely have been different.
4.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares from December 3, 2008 and the Class P shares from February 3, 2009, respectively, of the Epoch U.S. Large Cap Equity Fund (the predecessor to the Fund), through November 15, 2009. The Epoch U.S. Large Cap Equity Fund was subject to a different fee structure and was advised by Epoch Investment Partners, Inc.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Since Inception
Russell 1000® Value Index[5]	28.29%	16.69%
Russell 1000® Index[6]	28.40	18.75
Average Lipper Multi-Cap Core Fund[7]	29.40	19.09

5.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Fund selected the Russell 1000® Value Index as its primary benchmark because it believes that this index is more reflective of its current investment style. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The

Fund has selected the Russell 1000® Index as its secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The average Lipper multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. These funds typically have average characteristics compared to the S&P Super Composite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch U.S. Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. Equity Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2013, to October 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2013, to October 31, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/13	Ending Account Value (Based on Actual Returns and Expenses) 10/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,081.60	$8.08	$1,017.40	$7.83

Class A Shares	$1,000.00	$1,082.10	$6.93	$1,018.60	$6.72

Class C Shares	$1,000.00	$1,076.80	$11.88	$1,013.80	$11.52

Class I Shares	$1,000.00	$1,084.00	$5.57	$1,019.90	$5.40

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.54% for Investor Class, 1.32% for Class A, 2.27% for Class C and 1.06% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of October 31, 2013 (Unaudited)

Multi-Utilities	8.1%
Aerospace & Defense	8.0
Oil, Gas & Consumable Fuels	6.0
Tobacco	5.6
Electric Utilities	5.1
Pharmaceuticals	4.8
Commercial Services & Supplies	4.5
Diversified Telecommunication Services	3.4
Media	3.4
Semiconductors & Semiconductor Equipment	3.4
Beverages	3.2
Household Products	3.2
Food Products	3.0
Electrical Equipment	2.8
Commercial Banks	2.7
Computers & Peripherals	2.6
IT Services	2.5
Insurance	2.4
Real Estate Investment Trusts	2.3
Chemicals	2.2

Software	1.8%
Capital Markets	1.7
Gas Utilities	1.7
Leisure Equipment & Products	1.6
Food & Staples Retailing	1.5
Industrial Conglomerates	1.4
Diversified Financial Services	1.1
Energy Equipment & Services	1.1
Health Care Equipment & Supplies	1.1
Distributors	1.0
Specialty Retail	1.0
Hotels, Restaurants & Leisure	0.9
Health Care Providers & Services	0.7
Metals & Mining	0.6
Air Freight & Logistics	0.5
Containers & Packaging	0.5
Machinery	0.4
Short-Term Investment	2.5
Other Assets, Less Liabilities	–0.3

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2013 (excluding short-term investment) (Unaudited)

1.	Raytheon Co.

2.	Seagate Technology PLC

3.	Lockheed Martin Corp.

4.	Kimberly-Clark Corp.

5.	Altria Group, Inc.

6.	AbbVie, Inc.

7.	Waste Management, Inc.

8.	Johnson & Johnson

9.	Mattel, Inc.

10.	Arthur J. Gallagher & Co.

8	MainStay Epoch U.S. Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Eric Sappenfield, Michael Welhoelter, CFA, William Priest, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. Equity Yield Fund perform relative to its benchmark and peers for the 12 months ended October 31, 2013?

Excluding all sales charges, MainStay Epoch U.S. Equity Yield Fund returned 25.95% for Investor Class shares, 25.99% for Class A shares and 24.84% for Class C shares for the 12 months ended October 31, 2013. Over the same period, Class I shares returned 26.36%. For the 12 months ended October 31, 2013, all share classes underperformed the 28.29% return of the Russell 1000® Value Index,1 which is the Fund’s broad-based securities market index, and the 29.40% return of the average Lipper2 multi-cap core fund. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund provided strong absolute returns for the 12 months ended October 31, 2013. The diversified group of companies held in the Fund continued to achieve growth in free cash flow and provide shareholders with positive returns from cash dividends, share buybacks and debt reduction. However, the Fund underperformed the Russell 1000® Value Index primarily because of an overweight position in the utilities sector, which lagged the Index during the reporting period. This negative impact was partially offset by large relative contributions from the industrials and materials sectors. (Contributions take weightings and total returns into account.)

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The strongest positive contributor to the Fund’s performance relative to the Russell 1000® Value Index was the industrials sector, which benefited from an overweight position and favorable stock selection. Stock selection and an underweight position in the materials sector also helped relative returns, as did an underweight position in the energy sector.

The largest detractor from the Fund’s performance relative to the Russell 1000® Index was an overweight position in the utilities sector. Although the sector provided positive returns, it lagged the Index. Stock selection in the consumer discretionary and consumer staples sectors also hurt the Fund’s relative results.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the strongest positive individual contributors to the Fund’s absolute performance were hard disk manufacturer

Seagate Technology, defense contractor Raytheon and media and entertainment company Time Warner. Seagate Technology reported better-than-expected results because of strong pricing and gross margins. During the reporting period, the company returned the majority of its free cash flow to shareholders by buying back three million of its own shares and paying down some of its long-term debt. Raytheon, which develops products and services in cyber-security, command, control, communications and intelligence, benefited from its international backlog. Time Warner reported strong results, and its management raised its overall guidance for full-year 2013 earnings. The company’s entrenched cable networks and successful content studios also continued to provide high barriers to entry for potential competitors.

Among the stocks that detracted from the Fund’s absolute performance were Pitney Bowes, Darden Restaurants and Southern Company. Pitney Bowes, the U.S.-based global mail-stream technology company, was hurt by the prolonged sluggish macroeconomic environment. As a result, management laid out a plan to increase the importance of some of the adjacent businesses that offer long-term growth potential—e-commerce and digital mailing solutions. When the sustainability of the company’s dividend came into question, we sold the stock. Darden Restaurants was also hurt by the sluggish macroeconomic recovery. The company missed revenue and earnings targets during the reporting period, and we sold the Fund’s position in the stock. Southern Company, one of the largest regulated utility companies in the United States, experienced delays and cost overruns at two major power plants that were under construction.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made several significant purchases during the reporting period, including new positions in consumer electronics and entertainment company Apple, pharmacy and health care services provider CVS Caremark, organized health systems manager UnitedHealth Group, and drug company AbbVie. These purchases were made on the basis of the companies’ favorable shareholder-yield attributes.

In addition to the sales already mentioned, we eliminated the Fund’s position in Diebold, a maker of ATMs. Diebold announced weaker-than-expected results during the reporting period, driven by an accelerated slowdown among U.S. regional banks and ongoing activity delays in Brazil. As a result, cash flows were lower than anticipated, and we later exited the position.

1.	See footnote on page 6 for more information on the Russell 1000® Value Index.
2.	See footnote on page 6 for more information on Lipper Inc.

mainstayinvestments.com	9

How did the Fund’s sector weightings change during the reporting period?

We increased the Fund’s exposure to financials, although the position remained underweight relative to the Russell 1000® Value Index. We also increased the Fund’s already overweight positions in the industrials and information technology sectors. We reduced the Fund’s exposure in the telecommunication services, consumer staples and consumer discretionary sectors.

How was the Fund positioned at the end of the reporting period?

The Fund continues to seek attractive returns through a diversified group of companies focused on generating significant free cash flow and returning it to shareholders through a combination of dividends, share repurchases and debt reduction. This stock-by-stock process often results in the Fund having a different composition than the Russell 1000® Value Index. The Index contains many companies that either lack free cash flow or use their free cash flow primarily to reinvest and make acquisitions. The composition of the Fund may also differ in terms of sector weightings.

As of October 31, 2013, the Fund remained significantly overweight relative to the Russell 1000® Value Index in the consumer staples, utilities and industrials sectors. As of the same date, the Fund had less exposure than the Russell 1000® Value Index in the financials, energy and health care sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch U.S. Equity Yield Fund

Portfolio of Investments October 31, 2013

	Shares	Value

Common Stocks 97.8%†
Aerospace & Defense 8.0%
Boeing Co. (The)	1,345	$175,522
General Dynamics Corp.	1,925	166,763
Honeywell International, Inc.	2,820	244,579
♦Lockheed Martin Corp.	2,335	311,349
♦Raytheon Co.	4,110	338,541
United Technologies Corp.	1,625	172,656

		1,409,410

Air Freight & Logistics 0.5%
United Parcel Service, Inc. Class B	900	88,416

Beverages 3.2%
Coca-Cola Co. (The)	3,925	155,312
Coca-Cola Enterprises, Inc.	3,810	158,991
Molson Coors Brewing Co. Class B	3,060	165,240
PepsiCo., Inc.	1,055	88,715

		568,258

Capital Markets 1.7%
BlackRock, Inc.	540	162,437
Waddell & Reed Financial, Inc. Class A	2,240	138,320

		300,757

Chemicals 2.2%
Dow Chemical Co. (The)	3,650	144,066
E.I. du Pont de Nemours & Co.	2,335	142,902
RPM International, Inc.	2,650	102,608

		389,576

Commercial Banks 2.7%
Bank of Hawaii Corp.	1,730	100,305
Commonwealth Bank of Australia, ADR	1,435	103,507
M&T Bank Corp.	1,250	140,662
Wells Fargo & Co.	3,100	132,339

		476,813

Commercial Services & Supplies 4.5%
Deluxe Corp.	4,110	193,540
R.R. Donnelley & Sons Co.	8,040	149,303
Republic Services, Inc.	4,520	151,284
♦Waste Management, Inc.	6,745	293,677

		787,804

Computers & Peripherals 2.6%
Apple, Inc.	280	146,258
♦Seagate Technology PLC	6,440	313,499

		459,757

Containers & Packaging 0.5%
Bemis Co., Inc.	2,080	82,992

	Shares	Value

Distributors 1.0%
Genuine Parts Co.	2,120	$167,120

Diversified Financial Services 1.1%
CME Group, Inc.	2,533	187,974

Diversified Telecommunication Services 3.4%
AT&T, Inc.	5,050	182,810
CenturyLink, Inc.	6,735	228,047
Verizon Communications, Inc.	3,900	196,989

		607,846

Electric Utilities 5.1%
Duke Energy Corp.	3,230	231,688
Entergy Corp.	1,185	76,693
Northeast Utilities	3,823	163,969
PPL Corp.	6,195	189,753
Southern Co.	3,055	124,980
Westar Energy, Inc.	3,635	114,902

		901,985

Electrical Equipment 2.8%
Eaton Corp. PLC	3,320	234,259
Emerson Electric Co.	3,965	265,536

		499,795

Energy Equipment & Services 1.1%
Diamond Offshore Drilling, Inc.	3,119	193,160

Food & Staples Retailing 1.5%
CVS Caremark Corp.	1,450	90,277
Wal-Mart Stores, Inc.	2,200	168,850

		259,127

Food Products 3.0%
Campbell Soup Co.	4,255	181,135
Hershey Co. (The)	1,370	135,959
Kraft Foods Group, Inc.	3,965	215,617

		532,711

Gas Utilities 1.7%
ONEOK, Inc.	3,345	188,992
WGL Holdings, Inc.	2,460	110,725

		299,717

Health Care Equipment & Supplies 1.1%
Medtronic, Inc.	3,440	197,456

Health Care Providers & Services 0.7%
UnitedHealth Group, Inc.	1,870	127,646

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments October 31, 2013 (continued)

	Shares	Value

Common Stocks (continued)
Hotels, Restaurants & Leisure 0.9%
McDonald’s Corp.	1,555	$150,089

Household Products 3.2%
Colgate-Palmolive Co.	1,475	95,477
♦Kimberly-Clark Corp.	2,845	307,260
Procter & Gamble Co. (The)	1,965	158,673

		561,410

Industrial Conglomerates 1.4%
3M Co.	1,950	245,408

Insurance 2.4%
♦Arthur J. Gallagher & Co.	5,825	276,396
Marsh & McLennan Cos., Inc.	3,240	148,392

		424,788

IT Services 2.5%
Automatic Data Processing, Inc.	3,015	226,035
Paychex, Inc.	5,220	220,597

		446,632

Leisure Equipment & Products 1.6%
♦Mattel, Inc.	6,245	277,091

Machinery 0.4%
Deere & Co.	883	72,265

Media 3.4%
Comcast Corp. Class A	4,900	226,870
Regal Entertainment Group Class A	6,880	130,789
Time Warner, Inc.	3,594	247,051

		604,710

Metals & Mining 0.6%
BHP Billiton, Ltd., ADR	1,500	106,035

Multi-Utilities 8.1%
Ameren Corp.	3,610	130,610
CMS Energy Corp.	6,260	171,900
Dominion Resources, Inc.	2,690	171,487
Integrys Energy Group, Inc.	2,505	146,993
NiSource, Inc.	7,390	232,933
SCANA Corp.	2,270	105,850
TECO Energy, Inc.	5,705	97,955
Vectren Corp.	3,530	123,268
Wisconsin Energy Corp.	5,890	248,028

		1,429,024

Oil, Gas & Consumable Fuels 6.0%
ConocoPhillips	2,755	201,942
Enterprise Products Partners, L.P.	1,975	124,978

	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Exxon Mobil Corp.	805	$72,144
Kinder Morgan Energy Partners, L.P.	1,370	110,559
MarkWest Energy Partners, L.P.	1,730	128,504
ONEOK Partners, L.P.	1,975	106,196
Royal Dutch Shell PLC, ADR	2,440	162,650
Spectra Energy Corp.	4,390	156,152

		1,063,125

Pharmaceuticals 4.8%
♦AbbVie, Inc.	6,090	295,060
Bristol-Myers Squibb Co.	2,765	145,218
♦Johnson & Johnson	3,145	291,258
Merck & Co., Inc.	2,650	119,489

		851,025

Real Estate Investment Trusts 2.3%
Corrections Corporation of America	3,040	112,480
Health Care REIT, Inc.	3,465	224,705
Ventas, Inc.	1,160	75,679

		412,864

Semiconductors & Semiconductor Equipment 3.4%
Intel Corp.	3,705	90,513
KLA-Tencor Corp.	2,935	192,536
Linear Technology Corp.	2,015	82,897
Microchip Technology, Inc.	5,285	227,044

		592,990

Software 1.8%
Microsoft Corp.	4,490	158,722
Oracle Corp.	4,820	161,470

		320,192

Specialty Retail 1.0%
Home Depot, Inc. (The)	2,225	173,305

Tobacco 5.6%
♦Altria Group, Inc.	8,080	300,818
Lorillard, Inc.	4,110	209,651
Philip Morris International, Inc.	2,480	221,018
Reynolds American, Inc.	5,005	257,107

		988,594

Total Common Stocks (Cost $14,492,338)		17,257,867

12	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Short-Term Investment 2.5%
Repurchase Agreement 2.5%
State Street Bank and Trust Co. 0.00%, dated 10/31/13 due 11/1/13 Proceeds at Maturity $434,965 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 11/7/22, with a Principal Amount of $470,000 and a Market Value of $443,872)	$434,965	$434,965

Total Short-Term Investment (Cost $434,965)		434,965

Total Investments (Cost $14,927,303) (a)	100.3%	17,692,832
Other Assets, Less Liabilities	(0.3)	(55,511)
Net Assets	100.0%	$17,637,321
(a)	As of October 31, 2013, cost is $15,012,605 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$2,753,230
Gross unrealized depreciation	(73,003)

Net unrealized appreciation	$2,680,227

The following abbreviation is used in the above portfolio:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$17,257,867	$—	$—	$17,257,867
Short-Term Investment
Repurchase Agreement	—	434,965	—	434,965

Total Investments in Securities	$17,257,867	$434,965	$—	$17,692,832

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Assets and Liabilities as of October 31, 2013

Assets
Investment in securities, at value (identified cost $14,927,303)	$17,692,832
Receivables:
Dividends and interest	29,938
Fund shares sold	5,182
Other assets	31,100

Total assets	17,759,052

Liabilities
Payables:
Fund shares redeemed	43,954
Transfer agent (See Note 3)	39,602
Shareholder communication	14,723
Professional fees	10,882
Manager (See Note 3)	3,531
NYLIFE Distributors (See Note 3)	2,820
Custodian	2,053
Trustees	38
Accrued expenses	4,128

Total liabilities	121,731

Net assets	$17,637,321

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$1,298
Additional paid-in capital	14,028,871

14,030,169
Undistributed net investment income	125,725
Accumulated net realized gain (loss) on investments	715,898
Net unrealized appreciation (depreciation) on investments	2,765,529

Net assets	$17,637,321

Investor Class
Net assets applicable to outstanding shares	$1,193,229

Shares of beneficial interest outstanding	88,273

Net asset value per share outstanding	$13.52
Maximum sales charge (5.50% of offering price)	0.79

Maximum offering price per share outstanding	$14.31

Class A
Net assets applicable to outstanding shares	$7,272,153

Shares of beneficial interest outstanding	535,784

Net asset value per share outstanding	$13.57
Maximum sales charge (5.50% of offering price)	0.79

Maximum offering price per share outstanding	$14.36

Class C
Net assets applicable to outstanding shares	$1,279,848

Shares of beneficial interest outstanding	97,085

Net asset value and offering price per share outstanding	$13.18

Class I
Net assets applicable to outstanding shares	$7,892,091

Shares of beneficial interest outstanding	577,027

Net asset value and offering price per share outstanding	$13.68

14	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2013

Investment Income (Loss)
Income
Dividends (a)	$725,600
Interest	29

Total income	725,629

Expenses
Manager (See Note 3)	145,913
Registration	59,837
Professional fees	42,667
Custodian	27,767
Shareholder communication	25,153
Distribution/Service—Investor Class (See Note 3)	1,926
Distribution/Service—Class A (See Note 3)	9,906
Distribution/Service—Class C (See Note 3)	7,407
Transfer agent (See Note 3)	16,364
Trustees	279
Miscellaneous	8,658

Total expenses before waiver/reimbursement	345,877
Expense waiver/reimbursement from Manager (See Note 3)	(129,163)

Net expenses	216,714

Net investment income (loss)	508,915

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	570,825
Net change in unrealized appreciation (depreciation) on investments	2,508,733

Net realized and unrealized gain (loss) on investments	3,079,558

Net increase (decrease) in net assets resulting from operations	$3,588,473

(a)	Dividends recorded net of foreign withholding taxes in the amount of $635.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statements of Changes in Net Assets

for the years ended October 31, 2013 and October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$508,915	$2,027,911
Net realized gain (loss) on investments	570,825	52,371,551
Net change in unrealized appreciation (depreciation) on investments	2,508,733	(26,396,938)

Net increase (decrease) in net assets resulting from operations	3,588,473	28,002,524

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(4,245)	(807)
Class A	(8,995)	(1,962)
Class C	(2,900)	—
Class I	(228,843)	(1,686,234)

	(244,983)	(1,689,003)

From net realized gain on investments:
Investor Class	(99,362)	(13,870)
Class A	(247,854)	(30,125)
Class C	(78,416)	(13,749)
Class I	(5,915,562)	(13,880,465)

	(6,341,194)	(13,938,209)

Total dividends and distributions to shareholders	(6,586,177)	(15,627,212)

Capital share transactions:
Net proceeds from sale of shares	9,846,527	57,657,095
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	4,002,164	4,407,737
Cost of shares redeemed	(32,570,601)	(304,719,709)

Increase (decrease) in net assets derived from capital share transactions	(18,721,910)	(242,654,877)

Net increase (decrease) in net assets	(21,719,614)	(230,279,565)

Net Assets
Beginning of year	39,356,935	269,636,500

End of year	$17,637,321	$39,356,935

Undistributed net investment income at end of year	$125,725	$—

16	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,				January 1, 2010 through October 31,		November 16, 2009** through December 31,
Investor Class	2013	2012		2011	2010***		2009
Net asset value at beginning of period	$13.54	$12.66		$13.51	$12.67		$12.38

Net investment income (loss) (a)	0.25	0.13		0.04	0.03		0.02
Net realized and unrealized gain (loss) on investments	2.53	1.46		0.51	0.81		0.30

Total from investment operations	2.78	1.59		0.55	0.84		0.32

Less dividends and distributions:
From net investment income	(0.12)	(0.04)		(0.05)	—		(0.03)
From net realized gain on investments	(2.68)	(0.67)		(1.35)	—		—

Total dividends and distributions	(2.80)	(0.71)		(1.40)	—		(0.03)

Net asset value at end of period	$13.52	$13.54		$12.66	$13.51		$12.67

Total investment return (b)	25.95%	13.22%		4.06%	6.63	%(c)	2.60	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.05%	1.02%		0.27%	0.25	%††	1.11	%††
Net expenses	1.47%	1.21	%(d)	1.36%	1.40	%††	1.19	%††
Expenses (before waiver/reimbursement)	2.18%	1.50	%(d)	1.36%	1.43	%††	1.19	%††
Portfolio turnover rate	39%	50%		54%	54%		54%
Net assets at end of period (in 000’s)	$1,193	$444		$273	$74		$28

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,				January 1, 2010 through October 31,		February 3, 2009** through December 31,
Class A	2013	2012		2011	2010***		2009
Net asset value at beginning of period	$13.56	$12.68		$13.52	$12.67		$10.24

Net investment income (loss) (a)	0.26	0.12		0.05	0.02		0.08
Net realized and unrealized gain (loss) on investments	2.53	1.47		0.51	0.83		3.33

Total from investment operations	2.79	1.59		0.56	0.85		3.41

Less dividends and distributions:
From net investment income	(0.10)	(0.04)		(0.05)	—		(0.10)
From net realized gain on investments	(2.68)	(0.67)		(1.35)	—		(0.88)

Total dividends and distributions	(2.78)	(0.71)		(1.40)	—		(0.98)

Net asset value at end of period	$13.57	$13.56		$12.68	$13.52		$12.67

Total investment return (b)	25.99%	13.24%		4.18%	6.71	%(c)	33.59	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.07%	0.89%		0.41%	0.19	%††	0.76	%††
Net expenses	1.32%	1.31	%(d)	1.25%	1.34	%††	1.35	%††
Expenses (before waiver/reimbursement)	2.03%	1.62	%(d)	1.25%	1.37	%††	1.44	%††
Portfolio turnover rate	39%	50%		54%	54%		54%
Net assets at end of period (in 000’s)	$7,272	$1,090		$534	$850		$127

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Year ended October 31,				January 1, 2010 through October 31,		November 16, 2009** through December 31,
Class C	2013	2012		2011	2010***		2009
Net asset value at beginning of period	$13.34	$12.53		$13.42	$12.67		$12.38

Net investment income (loss) (a)	0.15	0.03		(0.05)	(0.07)		0.01
Net realized and unrealized gain (loss) on investments	2.47	1.45		0.51	0.82		0.30

Total from investment operations	2.62	1.48		0.46	0.75		0.31

Less dividends and distributions:
From net investment income	(0.10)	—		—	—		(0.02)
From net realized gain on investments	(2.68)	(0.67)		(1.35)	—		—

Total dividends and distributions	(2.78)	(0.67)		(1.35)	—		(0.02)

Net asset value at end of period	$13.18	$13.34		$12.53	$13.42		$12.67

Total investment return (b)	24.84%	12.49%		3.30%	5.92	% (c)(d)	2.51	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.24%	0.23%		(0.42%)	(0.63	%)††	0.37	%††
Net expenses	2.22%	1.98	%(e)	2.10%	2.15	% ††	1.94	%††
Expenses (before waiver/reimbursement)	2.93%	2.23	%(e)	2.10%	2.18	% ††	1.94	%††
Portfolio turnover rate	39%	50%		54%	54%		54%
Net assets at end of period (in 000’s)	$1,280	$393		$208	$33		$26

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,				January 1, 2010 through October 31,		Year ended December 31,	December 3, 2008** through December 31,
Class I	2013	2012		2011	2010***		2009	2008
Net asset value at beginning of period	$13.62	$12.75		$13.58	$12.70		$10.85	$10.00

Net investment income (loss)	0.39 (a)	0.14	(a)	0.09 (a)	0.04	(a)	0.11 (a)	0.01
Net realized and unrealized gain (loss) on investments	2.45	1.48		0.51	0.84		2.74	0.85

Total from investment operations	2.84	1.62		0.60	0.88		2.85	0.86

Less dividends and distributions:
From net investment income	(0.10)	(0.08)		(0.08)	—		(0.12)	(0.01)
From net realized gain on investments	(2.68)	(0.67)		(1.35)	—		(0.88)	—

Total dividends and distributions	(2.78)	(0.75)		(1.43)	—		(1.00)	(0.01)

Net asset value at end of period	$13.68	$13.62		$12.75	$13.58		$12.70	$10.85

Total investment return (b)	26.36%	13.43%		4.43%	6.93	%(c)	26.53%	8.59	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.15%	1.06%		0.67%	0.40	%††	0.98%	1.28	%††
Net expenses	1.07%	1.05	%(d)	1.00%	1.09	%††	1.09%	1.09	%††
Expenses (before waiver/reimbursement)	1.78%	1.10	%(d)	1.00%	1.12	%††	1.19%	1.16	%††
Portfolio turnover rate	39%	50%		54%	54%		54%	1%
Net assets at end of period (in 000’s)	$7,892	$37,430		$268,622	$229,830		$155,231	$98,778

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

18	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-four funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Epoch U.S. Equity Yield Fund (the “Fund”), a diversified fund. Prior to September 17, 2012, the Fund’s name was MainStay Epoch U.S. Equity Fund, with a different investment objective, investment strategies, and investment process. The Fund is the successor to the Epoch U.S. Large Cap Equity Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Epoch Investment Partners, Inc. served as investment advisor. The financial statements of the Fund reflect the historical results of the Institutional Class and Class P shares of the Predecessor Fund prior to its reorganization. Upon the completion of the reorganization, the Class I and Class A shares of the Fund assumed the performance, financial and other information of the Institutional Class and Class P shares of the Predecessor Fund, respectively. All information and references to periods prior to November 16, 2009 refer to the Predecessor Fund.

The Fund currently offers four classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class A and Class I shares commenced operations (under former designations) on February 3, 2009 and December 3, 2008, respectively. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income and capital appreciation.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation measurements under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are estimated within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

mainstayinvestments.com	19

Notes to Financial Statements (continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring the fair value of investments)

The aggregate value by input level, as of October 31, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Broker Dealer Quotes	• Reported Trades
• Two-sided markets	• Issuer Spreads
• Bids/Offers	• Benchmark securities
• Industry and economic events	• Reference Data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be measured using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2013, the Fund did not hold any securities that were fair valued in such a manner.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

20	MainStay Epoch U.S. Equity Yield Fund

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2013.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(J)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. Epoch Investment Partners, Inc. (‘‘Epoch’’ or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

mainstayinvestments.com	21

Notes to Financial Statements (continued)

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.80% up to $500 million; and 0.79% in excess of $500 million. The effective management fee rate was 0.80% for the year ended October 31, 2013.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.32% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2013, New York Life Investments earned fees from the Fund in the amount of $145,913 and waived its fees and/or reimbursed expenses in the amount of $129,163.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from Investor and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $2,996 and $7,711, respectively, for the year ended October 31, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares of $367 for the year ended October 31, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2013, were as follows:

Investor Class	$1,783
Class A	3,002
Class C	1,703
Class I	9,876

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2013, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Investor Class	$40,589	3.4%
Class C	39,415	3.1

Note 4–Federal Income Tax

As of October 31, 2013, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$540,980	$385,945	$—	$2,680,227	$3,607,152

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, partnership investments, and return of capital distributions received.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2013 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(138,207)	$383,223	$(245,016)

The reclassifications for the Fund are primarily due to return of capital distributions received, partnerships, and Real Estate Investment Trusts (“REITs”) dividends reclassed from income to capital gains.

22	MainStay Epoch U.S. Equity Yield Fund

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 shown in the Statements of Changes in Net Assets was as follows:

	2013	2012
Distributions paid from:
Ordinary Income	$244,983	$3,622,038
Long Term Capital Gain	6,341,194	12,005,174
Total	$6,586,177	$15,627,212

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon and State Street, who serve as the agents to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 28, 2013, the aggregate commitment amount was $200,000,000 with an optional maximum amount of $250,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2013.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2013, purchases and sales of securities, other than short-term securities, were $7,150 and $30,820, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2013:
Shares sold	65,840	$824,806
Shares issued to shareholders in reinvestment of dividends and distributions	9,458	101,298
Shares redeemed	(12,291)	(155,588)

Net increase (decrease) in shares outstanding before conversion	63,007	770,516
Shares converted into Investor Class (See Note 1)	1,584	20,061
Shares converted from Investor Class (See Note 1)	(9,084)	(114,338)

Net increase (decrease)	55,507	$676,239

Year ended October 31, 2012:
Shares sold	17,504	$228,559
Shares issued to shareholders in reinvestment of dividends and distributions	1,214	14,676
Shares redeemed	(5,600)	(71,838)

Net increase (decrease) in shares outstanding before conversion	13,118	171,397
Shares converted into Investor Class (See Note 1)	932	12,680
Shares converted from Investor Class (See Note 1)	(2,840)	(36,709)

Net increase (decrease)	11,210	$147,368

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	522,709	$6,474,958
Shares issued to shareholders in reinvestment of dividends and distributions	20,580	221,031
Shares redeemed	(95,407)	(1,214,608)

Net increase (decrease) in shares outstanding before conversion	447,882	5,481,381
Shares converted into Class A (See Note 1)	9,053	114,338
Shares converted from Class A (See Note 1)	(1,578)	(20,061)

Net increase (decrease)	455,357	$5,575,658

Year ended October 31, 2012:
Shares sold	51,809	$686,176
Shares issued to shareholders in reinvestment of dividends and distributions	2,289	27,723
Shares redeemed	(17,680)	(228,744)

Net increase (decrease) in shares outstanding before conversion	36,418	485,155
Shares converted into Class A (See Note 1)	2,836	36,709
Shares converted from Class A (See Note 1)	(931)	(12,680)

Net increase (decrease)	38,323	$509,184

mainstayinvestments.com	23

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended October 31, 2013:
Shares sold	81,453	$991,929
Shares issued to shareholders in reinvestment of dividends and distributions	7,562	79,548
Shares redeemed	(21,392)	(264,622)

Net increase (decrease)	67,623	$806,855

Year ended October 31, 2012:
Shares sold	18,487	$238,253
Shares issued to shareholders in reinvestment of dividends and distributions	1,146	13,749
Shares redeemed	(6,736)	(86,486)

Net increase (decrease)	12,897	$165,516

Class I	Shares	Amount
Year ended October 31, 2013:
Shares sold	121,622	$1,554,834
Shares issued to shareholders in reinvestment of dividends and distributions	333,360	3,600,287
Shares redeemed	(2,626,175)	(30,935,783)

Net increase (decrease)	(2,171,193)	$(25,780,662)

Year ended October 31, 2012:
Shares sold	4,482,305	$56,504,107
Shares issued to shareholders in reinvestment of dividends and distributions	358,155	4,351,589
Shares redeemed	(23,159,858)	(304,332,641)

Net increase (decrease)	(18,319,398)	$(243,476,945)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2013, events and transactions subsequent to October 31, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay Epoch U.S. Equity Yield Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Epoch U.S. Equity Yield Fund (the “Fund”), one of the funds comprising MainStay Funds Trust, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period ended October 31, 2013, the ten-month period ended October 31, 2010, and the period ended December 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended December 31, 2008 were audited by other auditors, whose report dated February 27, 2009, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Epoch U.S. Equity Yield Fund of MainStay Funds Trust as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period ended October 31, 2013, the ten-month period ended October 31, 2010, and the period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 20, 2013

mainstayinvestments.com	25

Federal Income Tax Information

(Unaudited)

The Fund is required (under the Internal Revenue Code to advise share-holders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $6,341,194 as long term capital distribution.

For the fiscal year ended October 31, 2013, the Fund designated approximately $168,596 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2013, should be multiplied by 69.6% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2014, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2013. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2013.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

26	MainStay Epoch U.S. Equity Yield Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008***.	Chief Investment Officer, New York Life Insurance Company (since 2011); President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC (since 2008); Member of the Board, MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, and Cornerstone Capital Management Holdings LLC (fka Madison Square Investors LLC) (since 2008); Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012); Member of the Board of Private Advisors, L.L.C.(since 2010); Member of the Board of MCF Capital Management LLC (since 2012); and President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	79

MainStay VP Funds Trust:
Trustee since 2008
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com	27

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990***.	President; Strategic Management Advisors LLC (since 1990)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (50 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011; Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios); State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002***.	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	79

MainStay VP Funds Trust:
Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Managing Director, ICC Capital Management; President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	79

MainStay VP Funds Trust: Trustee
since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

28	MainStay Epoch U.S. Equity Yield Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009.	Visiting Professor, University of California—San Diego (since 2012); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School Business, University of Chicago (since 2008)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	79

MainStay VP Funds Trust:
Trustee since 1997
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (25 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

mainstayinvestments.com	29

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.*

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance, New York Life Investment Management LLC (since 2009); Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2009)**; Assistant Secretary, MainStay Funds (2006 to 2008) and MainStay VP Series Fund, Inc. (2005 to 2008)**
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (2006 to 2012); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

30	MainStay Epoch U.S. Equity Yield Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-31956 MS322-13	MSEUE11-12/13 NL0F1

MainStay Epoch Global Choice Fund

Message from the President and Annual Report

October 31, 2013

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Message from the President

With a few notable exceptions, major stock markets around the world tended to advance strongly during the 12 months ended October 31, 2013. According to Russell data, many U.S. stock indexes rose more than 25%, and some exceeded 30%. In the United States, growth stocks tended to outperform value stocks, but the differences were slight among large-capitalization issues.

European stocks were generally strong, with some regional variations. The market seemed convinced that the European Union would remain intact and that economic recovery would be possible, even in troubled peripheral nations. Japanese stocks advanced as the yen weakened and monetary and fiscal stimulus plans went into effect. Slowing growth prospects for China, however, led to weaker stock-market performance for that nation and its major suppliers, including Peru, Chile and Indonesia.

In the United States, stocks were buoyed by steady progress in corporate earnings and general improvements in profits. Stock prices occasionally faltered as politicians debated the so-called fiscal cliff, imposed a government shutdown and wrangled over debt limits. But stocks quickly recovered when agreements were reached and the government shutdown ended.

The Federal Reserve maintained the federal funds target rate in a range near zero, which drew money into stocks. When the Federal Reserve suggested that it might begin to gradually taper its security purchases, however, U.S. Treasury yields rose sharply. Stocks that tend to serve as a proxy for yield, including real estate investment trusts (REITs) and utilities, sold off. In September, the Federal Reserve noted that economic conditions did not yet warrant the anticipated tapering, and the announcement helped calm investor concerns.

Rising interest rates left many bond investors in negative territory for the 12 months ended October 31, 2013. (Bond prices tend to fall as interest rates rise and tend to rise as interest rates fall.) As an asset class, U.S. Treasury securities generally provided negative total returns, as did many high-grade bonds. Searching for additional yield, many fixed-income investors took on the higher risk of high-yield bonds, which advanced during the reporting period. Others moved into convertible bonds, which generally benefited from the rising stock market.

Through all of these market changes, the portfolio managers of MainStay Funds focused on the investment objectives of their respective Funds and on the available investment strategies. Our portfolio managers used disciplined investment techniques, seeking to achieve long-term results consistent with their mandate.

Whether the markets go up or down, we believe that shareholders do well to maintain a long-term, wide-range perspective. With appropriate diversification, negative results in one asset class may be balanced by positive results in others. While some investors find volatility troublesome, experienced investors know that without it, market opportunities would be limited.

The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2013. While past performance is no guarantee of future results, we encourage you to get invested, stay invested and add to your investments whenever you can.

We thank you for choosing MainStay Funds, and we look forward to strengthening our relationship over time.

Sincerely,

Stephen P. Fisher

President

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2013

Class	Sales Charge		One Year	Five Years	Since Inception (7/25/05)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	19.77 26.74%	10.47 11.73%	3.83 4.55%	1.71 1.71%
Class	Sales Charge		One Year	Five Years	Since Inception (8/15/06)	Gross Expense Ratio[2]
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	20.02 27.01%	10.65 11.91%	4.27 5.09%	1.48 1.48%
Class	Sales Charge		One Year	Five Years	Since Inception (7/25/05)	Gross Expense Ratio[2]
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	24.83 25.83%	11.33 11.33%	4.01 4.01%	2.46 2.46%
Class	Sales Charge		One Year	Five Years	Since Inception (7/25/05)	Gross Expense Ratio[2]
Class I Shares[4]	No Sales Charge		27.36%	12.64%	5.16%	1.23%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, include the historical performance of Class I shares from July 25, 2005 through November 15, 2009 adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class and Class C shares would likely have been different.
4.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares from July 25, 2005 and

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Since Inception
MSCI World Index[5]	25.77%	13.34%	5.97%
Average Lipper Global Multi-Cap Growth Fund[6]	25.89	14.33	5.20

the Class P shares from August 15, 2006, respectively, of the Epoch U.S. All Cap Equity Fund (the predecessor to the Fund) through November 15, 2009. The Epoch U.S. All Cap Equity Fund was subject to a different fee structure and was advised by Epoch Investment Partners, Inc.
5.	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper global multi-cap growth fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap growth funds typically have above-average characteristics compared to the MSCI World Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch Global Choice Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Global Choice Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2013, to October 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2013, to October 31, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/13	Ending Account Value (Based on Actual Returns and Expenses) 10/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,127.10	$8.52	$1,017.20	$8.08

Class A Shares	$1,000.00	$1,127.80	$7.40	$1,018.20	$7.02

Class C Shares	$1,000.00	$1,122.30	$12.52	$1,013.40	$11.88

Class I Shares	$1,000.00	$1,129.60	$6.07	$1,019.50	$5.75

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.59% for Investor Class, 1.38% for Class A, 2.34% for Class C and 1.13% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Country Composition as of October 31, 2013 (Unaudited)

United States	48.4%
United Kingdom	15.9
France	11.2
Germany	5.0
Switzerland	5.0
Belgium	3.9

Israel	3.6%
Japan	3.1
Luxembourg	2.9
Australia	2.1
Other Assets, less Liabilities	-1.1

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2013 (excluding short-term investment) (Unaudited)

1.	National Oilwell Varco, Inc.

2.	Boeing Co. (The)

3.	Anheuser-Busch InBev N.V.

4.	Check Point Software Technologies, Ltd.

5.	WPP PLC
6.	Safran S.A.

7.	European Aeronautic Defence and Space Co. N.V.

8.	Apple, Inc.

9.	Lloyds Banking Group PLC

10.	Aetna, Inc.

8	MainStay Epoch Global Choice Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers William Priest, CFA, Michael Welhoelter, CFA, and David Pearl of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch Global Choice Fund perform relative to its benchmark and peers for the 12 months ended October 31, 2013?

Excluding all sales charges, MainStay Epoch Global Choice Fund returned 26.74% for Investor Class shares, 27.01% for Class A shares and 25.83% for Class C shares for the 12 months ended October 31, 2013. Over the same period, Class I shares returned 27.36%. For the 12 months ended October 31, 2013, all share classes outperformed the 25.77% return of the MSCI World Index,1 which is the Fund’s broad-based securities-market index. Over the same period, Investor Class, Class A and Class I shares outperformed—and Class C shares underperformed—the 25.89% return of the average Lipper2 global multi-cap growth fund. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s outperformance of the MSCI World Index was driven primarily by strong stock selection. Sector weightings had a modest positive effect. Performance was widely diversified, with seven of the 10 sectors represented in the MSCI World Index contributing positively to the Fund’s relative results.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The strongest sector contributors to the Fund’s performance relative to the MSCI World Index were industrials (driven primarily by aerospace holdings), financials and energy. (Contributions take weightings and total returns into account.)

During the reporting period, the weakest-contributing sectors to the Fund’s relative performance were information technology, consumer discretionary and health care.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were aerospace companies Boeing and Safran. Boeing moved closer to production of its new planes, creating greater earnings visibility and reducing execution risk. Safran posted solid results, driven by its civil aerospace division. The company also recently raised its full-year guidance. Insurance group American International Group (AIG) was also a top contributor during the reporting period. AIG delivered better-than-expected results from its property and casualty segment, with the loss ratio improving.

During the reporting period, the most substantial detractors form the Fund’s absolute performance were semiconductor company Cypress Semiconductors, retail restaurant operator Yum! Brands and dialysis services provider Fresenius Medical Care. Cypress Semiconductor preannounced results that were below market expectations and lowered forward guidance. The weakness was largely due to the wireless end-market, as customers pushed out new programs. We sold this position. Shares of Yum! Brands, the world’s largest quick-service restaurant company, declined after a chicken supply issue arose in China. We were concerned that the brand may be impaired in China and eliminated the position. Fresenius Medical Care suffered from uncertainty surrounding the U.S. reimbursement rate for dialysis treatment. The initial Medicare proposal was significantly less than expected. We exited this position.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund’s two largest purchases during the reporting period were National Oilwell Varco and Checkpoint Software Technologies. National Oilwell Varco is a leading provider of critical products, systems and components used in the drilling of oil and gas wells. We expect National Oilwell Varco to see strong orders over the next several years, driven by several new deep-water field discoveries, high day rates for drillers and attractive terms from shipyards. We believe that this could lead to significant growth in earnings and free cash flow. Checkpoint Software Technologies’ appliance products include firewalls, intrusion prevention services, virtual private networks (VPNs), application controls and other security offerings. In our view, vendor consolidation trends benefit Checkpoint Software Technologies disproportionately, as the company is the de facto management console in security, which has been a key driver of the company’s market-share growth. We believe that this trend should continue and could accelerate if software-defined networking gains traction.

In addition to the sales mentioned earlier, we sold the Fund’s positions in Comcast, a cable operator and owner of NBC Universal, and Bayer, a health care and crop science company. Both companies were sold after reaching our price targets.

How did the Fund’s sector weightings change during the reporting period?

The Fund moved from overweight positions relative to the MSCI World Index in health care and information technology to underweight positions in each sector. The Fund moved from a neu-tral position relative to the MSCI World Index in materials to an overweight position. We increased the Fund’s already overweight position relative to the Index in consumer discretionary.

1.	See footnote on page 6 for more information on the MSCI World Index.
2.	See footnote on page 6 for more information on Lipper Inc.

mainstayinvestments.com	9

How was the Fund positioned at the end of the reporting period?

As of October 31, 2013, the Fund’s largest overweight position in relation to the MSCI World Index was in industrials, driven by exposure to commercial aerospace. In our view, the commercial aerospace industry offers visible growth with routes expanding in emerging markets and a robust replacement cycle in developed markets, driven by a need for increased fuel efficiency. As of the same date, the Fund was also significantly overweight relative to the MSCI World Index in the consumer discretionary sector because of select exposure to the global consumer through technology, autos and luxury retail. As of October 31, 2013, the Fund’s most significantly underweight positions relative to the MSCI World Index were in health care and energy.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch Global Choice Fund

Portfolio of Investments October 31, 2013

	Shares	Value

Common Stocks 96.6%†
Australia 2.1%
Amcor, Ltd. (Containers & Packaging)	385,050	$3,945,002

Belgium 3.9%
♦Anheuser-Busch InBev N.V. (Beverages)	71,310	7,416,496

France 11.2%
Essilor International S.A. (Health Care Equipment & Supplies)	39,900	4,285,179
♦European Aeronautic Defence and Space Co. N.V. (Aerospace & Defense)	99,530	6,839,273
LVMH Moet Hennessy Louis Vuitton S.A. (Textiles, Apparel & Luxury Goods)	19,170	3,690,778
♦Safran S.A. (Aerospace & Defense)	107,218	6,852,951

		21,668,181

Germany 5.0%
GEA Group A.G. (Machinery)	138,000	6,005,189
Linde A.G. (Chemicals)	19,350	3,676,829

		9,682,018

Israel 3.6%
♦Check Point Software Technologies, Ltd. (Software) (a)	120,977	7,019,086

Japan 3.1%
Bridgestone Corp. (Auto Components)	175,500	5,988,025

Luxembourg 2.9%
SES S.A. (Media)	194,619	5,665,387

Switzerland 5.0%
SGS S.A. (Professional Services)	2,037	4,772,868
UBS A.G. (Capital Markets) (a)	246,100	4,762,789

		9,535,657

United Kingdom 15.9%
Aviva PLC (Insurance)	179,575	1,293,096
Delphi Automotive PLC (Auto Components)	105,460	6,032,312
Experian PLC (Professional Services)	278,250	5,666,052
♦Lloyds Banking Group PLC (Commercial Banks) (a)	5,208,540	6,474,816
Rolls-Royce Holdings PLC (Aerospace & Defense) (a)	237,800	4,384,816
♦WPP PLC (Media)	327,246	6,952,354

		30,803,446

	Shares	Value

United States 43.9%
♦Aetna, Inc. (Health Care Providers & Services)	101,520	$6,365,304
American International Group, Inc. (Insurance)	112,560	5,813,724
♦Apple, Inc. (Computers & Peripherals)	12,644	6,604,593
Blackstone Group L.P. (The) (Capital Markets)	189,850	4,989,258
♦Boeing Co. (The) (Aerospace & Defense)	57,160	7,459,380
CIT Group, Inc. (Commercial Banks) (a)	88,070	4,241,451
CME Group, Inc. (Diversified Financial Services)	64,293	4,771,184
CVS Caremark Corp. (Food & Staples Retailing)	93,780	5,838,743
Ecolab, Inc. (Chemicals)	38,242	4,053,652
General Electric Co. (Industrial Conglomerates)	224,150	5,859,281
General Motors Co. (Automobiles) (a)	171,000	6,318,450
International Paper Co. (Paper & Forest Products)	109,990	4,906,654
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)	65,069	4,569,145
♦National Oilwell Varco, Inc. (Energy Equipment & Services)	107,650	8,739,027
Time Warner, Inc. (Media)	64,025	4,401,078

		84,930,924

Total Common Stocks (Cost $160,018,749)		186,654,222

Preferred Stock 0.0%‡
United Kingdom 0.0%‡
Rolls-Royce Holdings PLC—Class C (Aerospace & Defense) (a)(b)(c)	20,450,800	32,791

Total Preferred Stock (Cost $33,198)		32,791

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Short-Term Investment 4.5%
Repurchase Agreement 4.5%
United States 4.5%
State Street Bank and Trust Co. 0.00%, dated 10/31/13 due 11/1/13 Proceeds at Maturity $8,706,150 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 11/7/22, with a Principal Amount of $9,405,000 and a Market Value of $8,882,157) (Capital Markets)	$8,706,150	$8,706,150

Total Short-Term Investment (Cost $8,706,150)		8,706,150

Total Investments (Cost $168,758,097) (d)	101.1%	195,393,163
Other Assets, Less Liabilities	(1.1)	(2,042,319)
Net Assets	100.0%	$193,350,844
‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Fair valued security—The total market value of this security as of October 31, 2013 is $32,791, which represents less than one-tenth of a percent of the Fund’s net assets.

(c)	Illiquid security—The total market value of this security as of October 31, 2013 is $32,791, which represents less than one-tenth of a percent of the Fund’s net assets.

(d)	As of October 31, 2013, cost is $168,761,578 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$27,584,740
Gross unrealized depreciation	(953,155)

Net unrealized appreciation	$26,631,585

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$186,654,222	$—	$—	$186,654,222
Preferred Stock (b)	—	—	32,791	32,791
Short-Term Investment
Repurchase Agreement	—	8,706,150	—	8,706,150

Total Investments in Securities	$186,654,222	$8,706,150	$32,791	$195,393,163

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $32,791 is a security listed under United Kingdom in the Aerospace & Defense industry within the Preferred Stocks section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

12	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of October 31, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2013 (a)
Preferred Stock
Aerospace & Defense	$28,337	$—	$260	$(739)	$33,198	$(28,265)	$—	$—	$32,791	$(407)

Total	$28,337	$—	$260	$(739)	$33,198	$(28,265)	$—	$—	$32,791	$(407)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The table below sets forth the diversification of MainStay Epoch Global Choice Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$25,569,211	13.2%
Auto Components	12,020,337	6.2
Automobiles	6,318,450	3.3
Beverages	7,416,496	3.8
Capital Markets	18,458,197	9.6
Chemicals	7,730,481	4.0
Commercial Banks	10,716,267	5.6
Computers & Peripherals	6,604,593	3.4
Containers & Packaging	3,945,002	2.0
Diversified Financial Services	4,771,184	2.5
Energy Equipment & Services	8,739,027	4.5
Food & Staples Retailing	5,838,743	3.0
Health Care Equipment & Supplies	4,285,179	2.2
Health Care Providers & Services	6,365,304	3.3
Hotels, Restaurants & Leisure	4,569,145	2.4
Industrial Conglomerates	5,859,281	3.0
Insurance	7,106,820	3.7
Machinery	6,005,189	3.1
Media	17,018,819	8.8
Paper & Forest Products	4,906,654	2.6
Professional Services	10,438,920	5.4
Software	7,019,086	3.6
Textiles, Apparel & Luxury Goods	3,690,778	1.9

	195,393,163	101.1
Other Assets, Less Liabilities	(2,042,319)	–1.1

Net Assets	$193,350,844	100.0%

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Assets and Liabilities as of October 31, 2013

Assets
Investment in securities, at value (identified cost $168,758,097)	$195,393,163
Cash denominated in foreign currencies (identified cost $140,114)	138,966
Receivables:
Investment securities sold	2,069,323
Fund shares sold	788,760
Dividends and interest	193,572
Other assets	32,616

Total assets	198,616,400

Liabilities
Payables:
Investment securities purchased	5,038,347
Manager (See Note 3)	161,038
Fund shares redeemed	25,711
Professional fees	14,649
Shareholder communication	11,693
Custodian	3,583
Transfer agent (See Note 3)	2,469
NYLIFE Distributors (See Note 3)	2,063
Trustees	386
Accrued expenses	5,617

Total liabilities	5,265,556

Net assets	$193,350,844

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$9,254
Additional paid-in capital	153,674,714

153,683,968
Undistributed net investment income	1,042,416
Accumulated net realized gain (loss) on investments and foreign currency transactions	11,983,310
Net unrealized appreciation (depreciation) on investments	26,635,066
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	6,084

Net assets	$193,350,844

Investor Class
Net assets applicable to outstanding shares	$537,406

Shares of beneficial interest outstanding	26,465

Net asset value per share outstanding	$20.31
Maximum sales charge (5.50% of offering price)	1.18

Maximum offering price per share outstanding	$21.49

Class A
Net assets applicable to outstanding shares	$6,219,161

Shares of beneficial interest outstanding	304,982

Net asset value per share outstanding	$20.39
Maximum sales charge (5.50% of offering price)	1.19

Maximum offering price per share outstanding	$21.58

Class C
Net assets applicable to outstanding shares	$805,577

Shares of beneficial interest outstanding	40,834

Net asset value and offering price per share outstanding	$19.73

Class I
Net assets applicable to outstanding shares	$185,788,700

Shares of beneficial interest outstanding	8,882,040

Net asset value and offering price per share outstanding	$20.92

14	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2013

Investment Income (Loss)
Income
Dividends (a)	$2,860,817
Interest	490

Total income	2,861,307

Expenses
Manager (See Note 3)	1,478,809
Registration	55,375
Professional fees	53,099
Custodian	27,798
Shareholder communication	24,454
Distribution/Service—Investor Class (See Note 3)	1,013
Distribution/Service—Class A (See Note 3)	12,534
Distribution/Service—Class C (See Note 3)	5,099
Transfer agent (See Note 3)	14,208
Trustees	3,175
Miscellaneous	20,797

Total expenses	1,696,361

Net investment income (loss)	1,164,946

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	17,724,365
Foreign currency transactions	(52,932)

Net realized gain (loss) on investments and foreign currency transactions	17,671,433

Net change in unrealized appreciation (depreciation) on:
Investments	17,319,184
Translation of other assets and liabilities in foreign currencies	6,339

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	17,325,523

Net realized and unrealized gain (loss) on investments and foreign currency transactions	34,996,956

Net increase (decrease) in net assets resulting from operations	$36,161,902

(a)	Dividends recorded net of foreign withholding taxes in the amount of $174,772.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statements of Changes in Net Assets

for the years ended October 31, 2013 and October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,164,946	$586,568
Net realized gain (loss) on investments and foreign currency transactions	17,671,433	5,134,152
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	17,325,523	4,279,155

Net increase (decrease) in net assets resulting from operations	36,161,902	9,999,875

Dividends to shareholders:
From net investment income:
Investor Class	(94)	—
Class A	(8,928)	(4,714)
Class I	(385,982)	(206,284)

Total dividends to shareholders	(395,004)	(210,998)

Capital share transactions:
Net proceeds from sale of shares	77,650,089	36,927,299
Net asset value of shares issued to shareholders in reinvestment of dividends	394,174	209,691
Cost of shares redeemed	(9,219,555)	(35,627,372)

Increase (decrease) in net assets derived from capital share transactions	68,824,708	1,509,618

Net increase (decrease) in net assets	104,591,606	11,298,495

Net Assets
Beginning of year	88,759,238	77,460,743

End of year	$193,350,844	$88,759,238

Undistributed net investment income at end of year	$1,042,416	$325,406

16	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,			January 1, 2010 through October 31,		November 16, 2009** through December 31,
Investor Class	2013	2012	2011	2010***		2009
Net asset value at beginning of period	$16.03	$14.21	$14.22	$13.49		$13.36

Net investment income (loss) (a)	0.07	0.06	(0.02)	(0.02)		0.00	‡
Net realized and unrealized gain (loss) on investments	4.22	1.77	0.01	0.80		0.18
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.01)	(0.00)‡	(0.05)		(0.00	)‡

Total from investment operations	4.28	1.82	(0.01)	0.73		0.18

Less dividends:
From net investment income	(0.00)‡	—	—	—		(0.05)

Net asset value at end of period	$20.31	$16.03	$14.21	$14.22		$13.49

Total investment return (b)	26.74%	12.81%	(0.07%)	5.41	% (c)	1.33	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.38%	0.39%	(0.11%)	(0.17	%)††	0.03	%††
Net expenses	1.61%	1.71%	1.76%	1.76	% ††	1.53	%††
Expenses (before waiver/reimbursement)	1.61%	1.71%	1.90%	2.10	% ††	1.72	%††
Portfolio turnover rate	105%	91%	162%	151%		74%
Net assets at end of period (in 000’s)	$537	$303	$247	$119		$28

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Year ended October 31,			January 1, 2010 through October 31,		Year ended December 31,
Class A	2013	2012	2011	2010***		2009	2008
Net asset value at beginning of period	$16.09	$14.25	$14.24	$13.49		$10.84	$17.43

Net investment income (loss) (a)	0.10	0.09	0.02	0.01		0.04	0.02
Net realized and unrealized gain (loss) on investments	4.25	1.78	0.00 ‡	0.79		2.70	(6.58)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.01)	(0.00)‡	(0.05)		(0.01)	—

Total from investment operations	4.34	1.86	0.02	0.75		2.73	(6.56)

Less dividends and distributions:
From net investment income	(0.04)	(0.02)	(0.01)	—		(0.08)	(0.03)
From net realized gain on investments	—	—	—	—		—	(0.00)‡

Total dividends and distributions	(0.04)	(0.02)	(0.01)	—		(0.08)	(0.03)

Net asset value at end of period	$20.39	$16.09	$14.25	$14.24		$13.49	$10.84

Total investment return (b)	27.01%	13.07%	0.15%	5.56	%(c)	25.17%	(37.63%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.54%	0.63%	0.13%	0.11	%††	0.30%	0.21%
Net expenses	1.38%	1.48%	1.54%	1.54	%††	1.55%	1.54%
Expenses (before waiver/reimbursement)	1.38%	1.48%	1.68%	1.88	%††	1.78%	1.75%
Portfolio turnover rate	105%	91%	162%	151%		74%	47%
Net assets at end of period (in 000’s)	$6,219	$3,921	$3,432	$1,855		$2,973	$339

***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Year ended October 31,			January 1, 2010 through October 31,		November 16, 2009** through December 31,
Class C	2013	2012	2011	2010***		2009
Net asset value at beginning of period	$15.68	$14.01	$14.12	$13.49		$13.36

Net investment income (loss) (a)	(0.08)	(0.05)	(0.12)	(0.10)		(0.01)
Net realized and unrealized gain (loss) on investments	4.14	1.73	0.01	0.78		0.17
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.01)	(0.00)‡	(0.05)		(0.00	)‡

Total from investment operations	4.05	1.67	(0.11)	0.63		0.16

Less dividends:
From net investment income	—	—	—	—		(0.03)

Net asset value at end of period	$19.73	$15.68	$14.01	$14.12		$13.49

Total investment return (b)	25.83%	11.92%	(0.78%)	4.67	% (c)	1.23	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.47%)	(0.36%)	(0.86%)	(0.92	%)††	(0.78	%)††
Net expenses	2.36%	2.46%	2.51%	2.51	% ††	2.28	% ††
Expenses (before waiver/reimbursement)	2.36%	2.46%	2.65%	2.85	% ††	2.47	% ††
Portfolio turnover rate	105%	91%	162%	151%		74%
Net assets at end of period (in 000’s)	$806	$342	$59	$38		$28

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Year ended October 31,			January 1, 2010 through October 31,		Year ended December 31,
Class I	2013	2012	2011	2010***		2009	2008
Net asset value at beginning of period	$16.50	$14.60	$14.59	$13.79		$11.06	$17.47

Net investment income (loss) (a)	0.15	0.12	0.05	0.04		0.07	0.05
Net realized and unrealized gain (loss) on investments	4.36	1.83	0.01	0.81		2.76	(6.41)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.01)	(0.00)‡	(0.05)		(0.01)	—

Total from investment operations	4.50	1.94	0.06	0.80		2.82	(6.36)

Less dividends and distributions:
From net investment income	(0.08)	(0.04)	(0.05)	—		(0.09)	(0.05)
From net realized gain on investments	—	—	—	—		—	(0.00)‡

Total dividends and distributions	(0.08)	(0.04)	(0.05)	—		(0.09)	(0.05)

Redemption fee (b)	—	—	—	0.00	‡	—	0.00 ‡

Net asset value at end of period	$20.92	$16.50	$14.60	$14.59		$13.79	$11.06

Total investment return (c)	27.36%	13.33%	0.42%	5.80	%(d)	25.53%	(36.37%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.80%	0.80%	0.33%	0.35	%††	0.62%	0.42%
Net expenses	1.13%	1.23%	1.29%	1.29	%††	1.29%	1.29%
Expenses (before waiver/reimbursement)	1.13%	1.23%	1.43%	1.63	%††	1.54%	1.50%
Portfolio turnover rate	105%	91%	162%	151%		74%	47%
Net assets at end of period (in 000’s)	$185,789	$84,193	$73,723	$54,695		$38,976	$56,715

***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.

18	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-four funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Epoch Global Choice Fund (the “Fund”), a diversified fund. The Fund is the successor to the Epoch U.S. All Cap Equity Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Epoch Investment Partners, Inc. served as investment advisor. The financial statements of the Fund reflect the historical results of the Institutional Class and Class P shares of the Predecessor Fund prior to its reorganization on November 16, 2009. Upon the completion of the reorganization, the Class I and Class A shares of the Fund assumed the performance, financial and other information of the Institutional Class and Class P shares of the Predecessor Fund, respectively. All information and references to periods prior to November 16, 2009 refer to the Predecessor Fund.

The Fund currently offers four classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class I and Class A shares commenced operations (under former designations) on July 25, 2005 and August 15, 2006, respectively. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation measurements under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurement on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are estimated within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring the fair value of investments)

mainstayinvestments.com	19

Notes to Financial Statements (continued)

The aggregate value by input level, as of October 31, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Broker Dealer Quotes	• Reported Trades
• Two-sided markets	• Issuer Spreads
• Bids/Offers	• Benchmark securities
• Industry and economic events	• Reference Data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be measured using the methodologies described above are valued by methods deemed in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily uses market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2013, the Fund held securities with a value of $32,791 that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-

Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds an established threshold. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2013, foreign equity securities held by the Fund were not fair valued in such a manner.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not

20	MainStay Epoch Global Choice Fund

expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

mainstayinvestments.com	21

Notes to Financial Statements (continued)

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2013.

(K)  Concentration of Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 1.00% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.54% of its average daily net assets.

New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2014 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2013, New York Life Investments earned fees from the Fund in the amount of $1,478,809.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $926 and $2,309, respectively, for the year ended October 31, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $30 and $112, respectively, for the year ended October 31, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses

22	MainStay Epoch Global Choice Fund

incurred by the Fund for the year ended October 31, 2013, were as follows:

Investor Class	$951
Class A	420
Class C	1,185
Class I	11,652

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2013, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class C	$37,018	4.6%

Note 4–Federal Income Tax

As of October 31, 2013, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$2,783,176	$10,246,031	$—	$26,637,669	$39,666,876

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2013 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(52,932)	$52,932	$—

The reclassifications for the Fund are primarily due to foreign currency gain (loss).

The Fund utilized $5,571,312 of capital loss carryforwards during the year ended October 31, 2013.

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 shown in the Statements of Changes in Net Assets was as follows:

	2013	2012
Distributions paid from:
Ordinary Income	$395,004	$210,998

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon and State Street, who serve as the agents to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 28, 2013, the aggregate commitment amount was $200,000,000 with an optional maximum amount of $250,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2013.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2013, purchases and sales of securities, other than short-term securities, were $212,595 and $147,113, respectively.

mainstayinvestments.com	23

Notes to Financial Statements (continued)

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2013:
Shares sold	12,544	$230,403
Shares issued to shareholders in reinvestment of dividends and distributions	6	94
Shares redeemed	(4,204)	(77,426)

Net increase (decrease) in shares outstanding before conversion	8,346	153,071
Shares converted from Investor Class (See Note 1)	(804)	(16,074)

Net increase (decrease)	7,542	$136,997

Year ended October 31, 2012:
Shares sold	7,087	$108,009
Shares redeemed	(2,788)	(42,950)

Net increase (decrease) in shares outstanding before conversion	4,299	65,059
Shares converted from Investor Class (See Note 1)	(2,727)	(41,482)

Net increase (decrease)	1,572	$23,577

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	103,595	$1,843,203
Shares issued to shareholders in reinvestment of dividends and distributions	519	8,581
Shares redeemed	(43,641)	(759,164)

Net increase (decrease) in shares outstanding before conversion	60,473	1,092,620
Shares converted into Class A (See Note 1)	800	16,074

Net increase (decrease)	61,273	$1,108,694

Year ended October 31, 2012:
Shares sold	62,532	$954,431
Shares issued to shareholders in reinvestment of dividends and distributions	332	4,694
Shares redeemed	(62,756)	(970,557)

Net increase (decrease) in shares outstanding before conversion	108	(11,432)
Shares converted into Class A (See Note 1)	2,720	41,482

Net increase (decrease)	2,828	$30,050

Class C	Shares	Amount
Year ended October 31, 2013:
Shares sold	21,669	$391,854
Shares redeemed	(2,671)	(48,614)

Net increase (decrease)	18,998	$343,240

Year ended October 31, 2012:
Shares sold	18,726	$277,760
Shares redeemed	(1,128)	(17,636)

Net increase (decrease)	17,598	$260,124

Class I	Shares	Amount
Year ended October 31, 2013:
Shares sold	4,202,052	$75,184,629
Shares issued to shareholders in reinvestment of dividends and distributions	22,811	385,499
Shares redeemed	(445,542)	(8,334,351)

Net increase (decrease)	3,779,321	$67,235,777

Year ended October 31, 2012:
Shares sold	2,257,123	$35,587,099
Shares issued to shareholders in reinvestment of dividends and distributions	14,157	204,997
Shares redeemed	(2,219,018)	(34,596,229)

Net increase (decrease)	52,262	$1,195,867

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2013, events and transactions subsequent to October 31, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay Epoch Global Choice Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Epoch Global Choice Fund (the “Fund”), one of the funds comprising MainStay Funds Trust, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period ended October 31, 2013, the ten-month period ended October 31, 2010, and the period ended December 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2008 were audited by other auditors, whose report dated February 27, 2009, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Epoch Global Choice Fund of MainStay Funds Trust as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period ended October 31, 2013, the ten-month period ended October 31, 2010, and the period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 20, 2013

mainstayinvestments.com	25

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2013, the Fund designated approximately $556,921 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2013, should be multiplied by 74.2% to arrive at the amount eligible for the corporate dividends received deduction.

In accordance with federal tax law, the Fund elects to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2013:

—	the total amount of taxes paid to foreign countries was $174,771

—	the total amount of income sourced from foreign countries was 1,680,195

In February 2014, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2013. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2013.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

26	MainStay Epoch Global Choice Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008***.	Chief Investment Officer, New York Life Insurance Company (since 2011); President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC (since 2008); Member of the Board, MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, and Cornerstone Capital Management Holdings LLC (fka Madison Square Investors LLC) (since 2008); Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012); Member of the Board of Private Advisors, L.L.C.(since 2010); Member of the Board of MCF Capital Management LLC (since 2012); and President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	79

MainStay VP Funds Trust:
Trustee since 2008
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com	27

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990***.	President; Strategic Management Advisors LLC (since 1990)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (50 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011; Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios); State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002***.	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	79

MainStay VP Funds Trust:
Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Managing Director, ICC Capital Management; President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	79

MainStay VP Funds Trust: Trustee
since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

28	MainStay Epoch Global Choice Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009.	Visiting Professor, University of California—San Diego (since 2012); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School Business, University of Chicago (since 2008)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	79

MainStay VP Funds Trust:
Trustee since 1997
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (25 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

mainstayinvestments.com	29

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.*

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance, New York Life Investment Management LLC (since 2009); Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2009)**; Assistant Secretary, MainStay Funds (2006 to 2008) and MainStay VP Series Fund, Inc. (2005 to 2008)**
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (2006 to 2012); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

30	MainStay Epoch Global Choice Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-32021 MS322-13	MSEGC11-12/13 NL0F2

MainStay Epoch Global Equity Yield Fund

Message from the President and Annual Report

October 31, 2013

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Message from the President

With a few notable exceptions, major stock markets around the world tended to advance strongly during the 12 months ended October 31, 2013. According to Russell data, many U.S. stock indexes rose more than 25%, and some exceeded 30%. In the United States, growth stocks tended to outperform value stocks, but the differences were slight among large-capitalization issues.

European stocks were generally strong, with some regional variations. The market seemed convinced that the European Union would remain intact and that economic recovery would be possible, even in troubled peripheral nations. Japanese stocks advanced as the yen weakened and monetary and fiscal stimulus plans went into effect. Slowing growth prospects for China, however, led to weaker stock-market performance for that nation and its major suppliers, including Peru, Chile and Indonesia.

In the United States, stocks were buoyed by steady progress in corporate earnings and general improvements in profits. Stock prices occasionally faltered as politicians debated the so-called fiscal cliff, imposed a government shutdown and wrangled over debt limits. But stocks quickly recovered when agreements were reached and the government shutdown ended.

The Federal Reserve maintained the federal funds target rate in a range near zero, which drew money into stocks. When the Federal Reserve suggested that it might begin to gradually taper its security purchases, however, U.S. Treasury yields rose sharply. Stocks that tend to serve as a proxy for yield, including real estate investment trusts (REITs) and utilities, sold off. In September, the Federal Reserve noted that economic conditions did not yet warrant the anticipated tapering, and the announcement helped calm investor concerns.

Rising interest rates left many bond investors in negative territory for the 12 months ended October 31, 2013. (Bond prices tend to fall as interest rates rise and tend to rise as interest rates fall.) As an asset class, U.S. Treasury securities generally provided negative total returns, as did many high-grade bonds. Searching for additional yield, many fixed-income investors took on the higher risk of high-yield bonds, which advanced during the reporting period. Others moved into convertible bonds, which generally benefited from the rising stock market.

Through all of these market changes, the portfolio managers of MainStay Funds focused on the investment objectives of their respective Funds and on the available investment strategies. Our portfolio managers used disciplined investment techniques, seeking to achieve long-term results consistent with their mandate.

Whether the markets go up or down, we believe that shareholders do well to maintain a long-term, wide-range perspective. With appropriate diversification, negative results in one asset class may be balanced by positive results in others. While some investors find volatility troublesome, experienced investors know that without it, market opportunities would be limited.

The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2013. While past performance is no guarantee of future results, we encourage you to get invested, stay invested and add to your investments whenever you can.

We thank you for choosing MainStay Funds, and we look forward to strengthening our relationship over time.

Sincerely,

Stephen P. Fisher

President

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2013

Class	Sales Charge		One Year	Five Years	Since Inception (12/27/05)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	16.51 23.29%	12.55 13.83%	6.84 7.61%	1.13 1.13%
Class	Sales Charge		One Year	Five Years	Since Inception (8/2/06)	Gross Expense Ratio[2]
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	16.53 23.31%	12.54 13.83%	6.07 6.90%	1.13 1.13%
Class	Sales Charge		One Year	Five Years	Since Inception (12/27/05)	Gross Expense Ratio[2]
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	21.31 22.31%	13.00 13.00%	6.74 6.74%	1.88 1.88%
Class	Sales Charge		One Year	Five Years	Since Inception (12/27/05)	Gross Expense Ratio[2]
Class I Shares[4]	No Sales Charge		23.63%	14.10%	7.79%	0.88%
Class	Sales Charge		One Year	Five Years	Since Inception (12/27/05)	Gross Expense Ratio*
Class R6 Shares[5]	No Sales Charge		23.67%	14.11%	7.79%	0.75%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, include the historical performance of Class I shares from December 27, 2005 through November 15, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class and Class C shares would likely have been different.
4.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares from December 27, 2005 and the Class P shares from August 2, 2006, respectively, of the Epoch Global Equity Shareholder Yield Fund (the predecessor to the Fund) through November 15, 2009. The Epoch Global Equity Shareholder Yield Fund was subject to a different fee structure and was advised by Epoch Investment Partners, Inc.
5.	Performance figures for Class R6 shares, first offered on June 17, 2013, include the historical performance of Class I shares from December 27,

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Since Inception
MSCI World Index[6]	25.77%	13.34%	5.27%
Average Lipper Global Large-Cap Value Fund[7]	26.79	12.44	4.92

2005 through June 16, 2013. Performance for Class R6 shares would likely have been different because of differences in expenses attributable to each share class.
6.	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The average Lipper global large-cap value fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s global large-cap floor. Global large-cap value funds typically have below-average characteristics compared to their large-cap specific subset of the MSCI World Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch Global Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Global Equity Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2013, to October 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2013, to October 31, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/13	Ending Account Value (Based on Actual Returns and Expenses) 10/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,073.70	$5.80	$1,019.60	$5.65

Class A Shares	$1,000.00	$1,074.50	$5.49	$1,019.90	$5.35

Class C Shares	$1,000.00	$1,070.30	$9.71	$1,015.80	$9.45

Class I Shares	$1,000.00	$1,075.80	$4.19	$1,021.20	$4.08

Class R6 Shares[2,3]	$1,000.00	$1,086.30	$2.88	$1,015.90	$2.78

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.11% for Investor Class, 1.05% for Class A, 1.86% for Class C, 0.80% for Class I and 0.74% for Class R6) multiplied by the average account value over the period, divided by 365 and multiplied by 184 days for Investor Class, Class A, Class C, Class I, (to reflect the one-half year period) and 136 days for Class R6 (to reflect the since-inception period). The table above represents actual expenses incurred during the one-half year period.
2.	Expenses paid during the period reflect ongoing costs for the period from inception through October 31, 2013. Had these shares been offered for the full six-month period ended October 31, 2013, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $3.77 for Class R6 and the ending account value would have been $1,021.50 for Class R6.
3.	The inception date for Class R6 shares was June 17, 2013.

mainstayinvestments.com	7

Country Composition as of October 31, 2013 (Unaudited)

United States	49.5%
United Kingdom	17.7
France	7.8
Germany	7.0
Switzerland	4.5
Australia	3.6
Canada	3.2
Italy	1.7

Norway	1.5%
Netherlands	1.4
Belgium	0.6
Philippines	0.5
Sweden	0.5
Other Assets, Less Liabilities	0.5

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2013 (excluding short-term investment) (Unaudited)

1.	Vodafone Group PLC

2.	Total S.A.

3.	Lockheed Martin Corp.

4.	Vinci S.A.

5.	Altria Group, Inc.
6.	National Grid PLC

7.	Deutsche Telekom A.G.

8.	Swisscom A.G.

9.	AstraZeneca PLC

10.	Terna S.p.A.

8	MainStay Epoch Global Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Eric Sappenfield, Michael Welhoelter, CFA, and William Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch Global Equity Yield Fund perform relative to its benchmark and peers for the 12 months ended October 31, 2013?

Excluding all sales charges, MainStay Epoch Global Equity Yield Fund returned 23.29% for Investor Class shares, 23.31% for Class A shares and 22.31% for Class C shares for the 12 months ended October 31, 2013. Over the same period, Class I shares returned 23.63% and Class R6 shares returned 23.67%. For the 12 months ended October 31, 2013, all class shares underperformed the 25.77% return of the MSCI World Index,1 which is the Fund’s broad-based securities market index, and the 26.79% return of the average Lipper2 global large-cap value fund. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund provided strong absolute returns that reflected growth in cash flows and shareholder yield (from cash dividends, share buybacks and debt reduction) among the Fund’s diversified holdings. The Fund’s absolute performance was also supported by the global rally in equities. However, the Fund trailed the MSCI World Index during the reporting period. Poor stock selection in consumer discretionary and telecommunication services hurt relative performance. An overweight position in the utilities sector also detracted, as the sector had a lower return than the MSCI World Index. The largest relative positive sector contributors were industrials, information technology and materials. (Contributions take weightings and total returns into account.) From a country perspective, positions in the United Kingdom and the United States detracted from relative results, while exposure to Germany and France contributed positively.

During the reporting period, which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

The Fund’s returns are primarily the result of finding compa-nies that can grow their free cash flow and are committed to returning a significant portion of that cash to shareholders. The vast majority of stocks in the Fund were able to achieve this and increase their dividends during the reporting period. We believe understanding this “slow and steady” approach is more helpful to understanding returns than parsing returns in terms of sector weights and relative returns within those sectors. That said, sector commentary may provide additional insight if it is viewed in the proper context for this strategy.

A lower weighting than the MSCI World Index in the poorly performing materials sector was the largest positive contributor to the Fund’s relative performance. An underweight position compared to the MSCI World Index and favorable stock selection in information technology also helped the Fund’s relative results, as did effective stock selection in industrials.

Stock selection in consumer discretionary and telecommuni-cation services was a drag on the Fund’s relative performance during the reporting period. An overweight position relative to the MSCI World Index in the utilities sector also detracted, as did the Fund’s cash position. Utilities underperformed the mar-ket as a whole, and cash hurt results in a rapidly rising market.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the stocks with the strongest positive contributions to the Fund’s absolute performance were German-based luxury automobile and truck manufacturer Daimler, U.S. prime defense company Lockheed Martin and French road construction and toll operator Vinci. Daimler benefited as investors anticipated increased sales of the new model cycle and associated earnings momentum. Lockheed Martin performed well because of the company’s competitive position and high dividend yield compared to its domestic peers. Vinci increased operating cash flow from toll roads and from better-than-expected summer traffic trends.

During the reporting period, the most significant detractors from the Fund’s absolute performance included U.S.-based global mail-stream technology company Pitney Bowes, U.K. and North America bus and rail operator FirstGroup, and U.S. telecommu-nications company CenturyLink. Pitney Bowes was hurt by the prolonged sluggish macroeconomic environment. As a result, Pitney Bowes’ management laid out a plan to increase the importance of some of the adjacent businesses that offer long-term growth potential—e-commerce and digital mailing solu-tions. FirstGroup’s management announced a rights offering and a discontinuation of its dividend in May 2013. The dilution from the rights offer and the change in capital allocation substantially reduced the value of FirstGroup’s shares. CenturyLink is the third largest telecommunications company in the United States, providing data, voice and hosted information technology solu-tions. The company underperformed the MSCI World Index during the reporting period when management lowered Century-Link’s 2013 guidance. The lower guidance was due to slower-than-anticipated growth in CenturyLink’s strategic services business segment and persistent declines in the company’s legacy business segment.

1.	See footnote on page 6 for more information on the MSCI World Index.
2.	See footnote on page 6 for more information on Lipper Inc.

mainstayinvestments.com	9

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made several significant purchases during the reporting period. Among them were positions in consumer electronics and entertainment company Apple, drug company AbbVie, public utility holding company Ameren, and mail deliv-ery and logistic services company Deutsche Post. All of these stocks were added because of their favorable shareholder-yield attributes.

Positions eliminated from the Fund during the reporting period included Pitney Bowes and FirstGroup, both of which were major detractors. We sold the Fund’s position in Pitney Bowes when the sustainability of its dividend came into question. After the sale, the company significantly reduced its dividend. We sold the Fund’s position in FirstGroup after the company announced a rights offering and a discontinuation of its dividend.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s sector weightings are generally the result of our bottom-up stock-selection process. During the reporting period,

the Fund reduced its exposure to consumer staples, consumer discretionary and information technology. The largest increases in sector weightings were in utilities, materials and financials.

How was the Fund positioned at the end of the reporting period?

The Fund continues to seek attractive returns through a diversified group of companies focused on generating significant free cash flow and returning it to shareholders through a combination of dividends, share repurchases and debt reduction. This stock-by-stock process often results in the Fund having a different composition than the MSCI World Index. The Index contains many companies that either lack free cash flow or use their free cash flow primarily to reinvest and make acquisitions. The composition of the Fund may also differ in terms of sector weightings.

As of October 31, 2013, we had lowered the Fund’s absolute exposure to consumer staples, consumer discretionary and information technology and had increased its exposure in several sectors, most notably utilities, materials and financials.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch Global Equity Yield Fund

Portfolio of Investments October 31, 2013

	Shares	Value

Common Stocks 95.4%†
Australia 3.6%
BHP Billiton, Ltd. (Metals & Mining)	685,500	$24,399,929
Commonwealth Bank of Australia (Commercial Banks)	248,200	17,847,322
Telstra Corp., Ltd. (Diversified Telecommunication Services)	9,370,600	45,877,310
Westpac Banking Corp. (Commercial Banks)	740,202	23,989,353

		112,113,914

Belgium 0.6%
Anheuser-Busch InBev N.V. (Beverages)	177,200	18,429,437

Canada 3.2%
BCE, Inc. (Diversified Telecommunication Services)	1,119,800	48,727,114
Rogers Communications, Inc. Class B (Wireless Telecommunication Services)	522,950	23,733,750
Shaw Communications, Inc. (Media)	1,181,900	28,270,835

		100,731,699

France 7.8%
Electricite de France S.A. (Electric Utilities)	1,093,200	38,354,093
Sanofi (Pharmaceuticals)	240,796	25,677,915
SCOR SE (Insurance)	912,100	32,241,825
♦Total S.A. (Oil, Gas & Consumable Fuels)	947,000	58,201,220
♦Vinci S.A. (Construction & Engineering)	876,100	56,199,068
Vivendi S.A. (Diversified Telecommunication Services)	1,269,093	32,213,544

		242,887,665

Germany 7.0%
BASF S.E. (Chemicals)	421,000	43,802,662
Daimler A.G. (Automobiles)	515,600	42,311,356
Deutsche Post A.G. Registered (Air Freight & Logistics)	1,109,500	37,547,589
♦Deutsche Telekom A.G. (Diversified Telecommunication Services)	3,356,500	52,864,512
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered (Insurance)	203,840	42,593,920

		219,120,039

Italy 1.7%
♦Terna S.p.A. (Electric Utilities)	10,496,300	52,017,405

Netherlands 1.4%
Royal Dutch Shell PLC, ADR (Oil, Gas & Consumable Fuels)	681,100	45,402,126

	Shares	Value

Norway 1.5%
Orkla ASA (Food Products)	2,229,300	$18,068,675
Yara International ASA (Chemicals)	657,400	28,380,712

		46,449,387

Philippines 0.5%
Philippine Long Distance Telephone Co., Sponsored ADR (Wireless Telecommunication Services)	221,631	14,660,891

Sweden 0.5%
Svenska Handelsbanken AB Class A (Commercial Banks)	369,300	16,732,352

Switzerland 4.5%
Nestle S.A. Registered (Food Products)	260,000	18,768,942
Novartis A.G. (Pharmaceuticals)	403,316	31,314,941
Roche Holding A.G., Genusscheine (Pharmaceuticals)	140,300	38,842,079
♦Swisscom A.G. (Diversified Telecommunication Services)	103,455	52,802,128

		141,728,090

United Kingdom 17.7%
♦AstraZeneca PLC, Sponsored ADR (Pharmaceuticals)	994,220	52,554,469
BAE Systems PLC (Aerospace & Defense)	6,943,400	50,621,942
British American Tobacco PLC (Tobacco)	419,500	23,111,428
Centrica PLC (Multi-Utilities)	5,878,200	33,308,308
Compass Group PLC (Hotels, Restaurants & Leisure)	1,165,600	16,764,231
Diageo PLC, Sponsored ADR (Beverages)	119,600	15,259,764
GlaxoSmithKline PLC (Pharmaceuticals)	1,783,100	46,988,012
Imperial Tobacco Group PLC (Tobacco)	1,282,300	47,885,144
♦National Grid PLC (Multi-Utilities)	4,300,503	54,094,594
Pearson PLC (Media)	1,502,400	31,412,669
Severn Trent PLC (Water Utilities)	759,300	22,608,251
SSE PLC (Electric Utilities)	2,059,400	46,756,891
United Utilities Group PLC (Water Utilities)	3,298,877	37,263,941
♦Vodafone Group PLC (Wireless Telecommunication Services)	16,777,900	60,394,253
WM Morrison Supermarkets PLC (Food & Staples Retailing)	3,739,050	16,882,455

		555,906,352

United States 45.4%
AbbVie, Inc. (Pharmaceuticals)	451,960	21,897,462
♦Altria Group, Inc. (Tobacco)	1,461,100	54,396,753
Ameren Corp. (Multi-Utilities)	1,017,890	36,827,260
Apple, Inc. (Computers & Peripherals)	48,760	25,469,786

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments October 31, 2013 (continued)

	Shares	Value

Common Stocks (continued)
United States (continued)
Arthur J. Gallagher & Co. (Insurance)	398,800	$18,923,060
AT&T, Inc. (Diversified Telecommunication Services)	1,050,355	38,022,851
Automatic Data Processing, Inc. (IT Services)	251,100	18,824,967
Bristol-Myers Squibb Co. (Pharmaceuticals)	262,130	13,767,068
CenturyLink, Inc. (Diversified Telecommunication Services)	1,294,220	43,822,289
CME Group, Inc. (Diversified Financial Services)	231,900	17,209,299
Coca-Cola Co. (The) (Beverages)	364,900	14,439,093
Comcast Corp. Class A (Media)	416,600	19,288,580
ConocoPhillips (Oil, Gas & Consumable Fuels)	605,700	44,397,810
Corrections Corporation of America (Real Estate Investment Trusts)	636,750	23,559,750
Deere & Co. (Machinery)	186,100	15,230,424
Diamond Offshore Drilling, Inc. (Energy Equipment & Services)	536,200	33,206,866
Dominion Resources, Inc. (Multi-Utilities)	261,410	16,664,888
Dow Chemical Co. (The) (Chemicals)	639,700	25,248,959
Duke Energy Corp. (Electric Utilities)	723,847	51,921,545
E.I. du Pont de Nemours & Co. (Chemicals)	295,500	18,084,600
Emerson Electric Co. (Electrical Equipment)	354,600	23,747,562
Enterprise Products Partners, L.P. (Oil, Gas & Consumable Fuels)	375,300	23,748,984
Health Care REIT, Inc. (Real Estate Investment Trusts)	707,540	45,883,969
Honeywell International, Inc. (Aerospace & Defense)	215,740	18,711,130
Integrys Energy Group, Inc. (Multi-Utilities)	338,240	19,847,923
Johnson & Johnson (Pharmaceuticals)	267,300	24,754,653
Kimberly-Clark Corp. (Household Products)	376,800	40,694,400
Kinder Morgan Energy Partners, L.P. (Oil, Gas & Consumable Fuels)	527,400	42,561,180
KLA-Tencor Corp. (Semiconductors & Semiconductor Equipment)	397,400	26,069,440
♦Lockheed Martin Corp. (Aerospace & Defense)	424,000	56,536,160
Lorillard, Inc. (Tobacco)	1,017,900	51,923,079
MarkWest Energy Partners, L.P. (Oil, Gas & Consumable Fuels)	313,210	23,265,239
Mattel, Inc. (Leisure Equipment & Products)	757,850	33,625,804
McDonald’s Corp. (Hotels, Restaurants & Leisure)	209,700	20,240,244

	Shares	Value

United States (continued)
Merck & Co., Inc. (Pharmaceuticals)	444,700	$20,051,523
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	525,900	22,592,664
Microsoft Corp. (Software)	514,200	18,176,970
PepsiCo., Inc. (Beverages)	196,500	16,523,685
Philip Morris International, Inc. (Tobacco)	400,300	35,674,736
PPL Corp. (Electric Utilities)	1,524,600	46,698,498
R.R. Donnelley & Sons Co. (Commercial Services & Supplies)	1,430,100	26,556,957
Regal Entertainment Group Class A (Media)	1,226,180	23,309,682
Reynolds American, Inc. (Tobacco)	923,300	47,429,921
Southern Co. (Electric Utilities)	579,100	23,690,981
TECO Energy, Inc. (Multi-Utilities)	1,483,200	25,466,544
Time Warner, Inc. (Media)	277,720	19,090,473
Verizon Communications, Inc. (Diversified Telecommunication Services)	743,100	37,533,981
Waste Management, Inc. (Commercial Services & Supplies)	741,600	32,289,264
Wells Fargo & Co. (Commercial Banks)	537,690	22,953,986

		1,420,852,942

Total Common Stocks (Cost $2,558,944,759)		2,987,032,299

	Principal Amount

Short-Term Investment 4.1%
Repurchase Agreement 4.1%
United States 4.1%
State Street Bank and Trust Co. 0.00%, dated 10/31/13 due 11/1/13 Proceeds at Maturity $129,276,658 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $142,935,000 and a Market Value of $131,862,254) (Capital Markets) (Capital Markets)	$129,276,658	129,276,658

Total Short-Term Investment (Cost $129,276,658)		129,276,658

Total Investments (Cost $2,688,221,417) (a)	99.5%	3,116,308,957
Other Assets, Less Liabilities	0.5	15,552,099
Net Assets	100.0%	$3,131,861,056

12	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)	As of October 31, 2013, cost is $2,693,333,855 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$433,872,942
Gross unrealized depreciation	(10,897,840)

Net unrealized appreciation	$422,975,102

The following abbreviation is used in the above portfolio:

ADR	—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$2,987,032,299	$—	$—	$2,987,032,299
Short-Term Investment
Repurchase Agreement	—	129,276,658	—	129,276,658

Total Investments in Securities	$2,987,032,299	$129,276,658	$—	$3,116,308,957

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments October 31, 2013 (continued)

The table below sets forth the diversification of MainStay Epoch Global Equity Yield Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$125,869,232	4.0%
Air Freight & Logistics	37,547,589	1.2
Automobiles	42,311,356	1.3
Beverages	64,651,979	2.1
Capital Markets	129,276,658	4.1
Chemicals	115,516,933	3.7
Commercial Banks	81,523,013	2.6
Commercial Services & Supplies	58,846,221	1.9
Computers & Peripherals	25,469,786	0.8
Construction & Engineering	56,199,068	1.8
Diversified Financial Services	17,209,299	0.5
Diversified Telecommunication Services	351,863,729	11.2
Electric Utilities	259,439,413	8.3
Electrical Equipment	23,747,562	0.8
Energy Equipment & Services	33,206,866	1.1
Food & Staples Retailing	16,882,455	0.5
Food Products	36,837,617	1.2
Hotels, Restaurants & Leisure	37,004,475	1.2
Household Products	40,694,400	1.3
Insurance	93,758,805	3.0
IT Services	18,824,967	0.6
Leisure Equipment & Products	33,625,804	1.1
Machinery	15,230,424	0.5
Media	121,372,239	3.9
Metals & Mining	24,399,929	0.8
Multi-Utilities	186,209,517	5.9
Oil, Gas & Consumable Fuels	237,576,559	7.6
Pharmaceuticals	275,848,122	8.8
Real Estate Investment Trusts	69,443,719	2.2
Semiconductors & Semiconductor Equipment	48,662,104	1.5
Software	18,176,970	0.6
Tobacco	260,421,061	8.3
Water Utilities	59,872,192	1.9
Wireless Telecommunication Services	98,788,894	3.2

	3,116,308,957	99.5
Other Assets, Less Liabilities	15,552,099	0.5

Net Assets	$3,131,861,056	100.0%

†	Percentages indicated are based on Fund net assets.

14	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2013

Assets
Investment in securities, at value (identified cost $2,688,221,417)	$3,116,308,957
Cash denominated in foreign currencies (identified cost $35,794)	35,808
Receivables:
Fund shares sold	17,550,973
Dividends and interest	5,863,418
Other assets	114,950

Total assets	3,139,874,106

Liabilities
Payables:
Fund shares redeemed	5,467,830
Manager (See Note 3)	1,780,454
Transfer agent (See Note 3)	294,974
NYLIFE Distributors (See Note 3)	291,562
Shareholder communication	45,112
Professional fees	40,019
Custodian	31,642
Trustees	6,028
Accrued expenses	55,429

Total liabilities	8,013,050

Net assets	$3,131,861,056

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$162,198
Additional paid-in capital	2,699,066,393

2,699,228,591
Distributions in excess of net investment income	(4,897,287)
Accumulated net realized gain (loss) on investments and foreign currency transactions	9,406,879
Net unrealized appreciation (depreciation) on investments	428,087,540
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	35,333

Net assets	$3,131,861,056

Investor Class
Net assets applicable to outstanding shares	$7,236,658

Shares of beneficial interest outstanding	374,832

Net asset value per share outstanding	$19.31
Maximum sales charge (5.50% of offering price)	1.12

Maximum offering price per share outstanding	$20.43

Class A
Net assets applicable to outstanding shares	$726,215,267

Shares of beneficial interest outstanding	37,564,981

Net asset value per share outstanding	$19.33
Maximum sales charge (5.50% of offering price)	1.13

Maximum offering price per share outstanding	$20.46

Class C
Net assets applicable to outstanding shares	$175,633,572

Shares of beneficial interest outstanding	9,137,536

Net asset value and offering price per share outstanding	$19.22

Class I
Net assets applicable to outstanding shares	$2,222,748,399

Shares of beneficial interest outstanding	115,119,185

Net asset value and offering price per share outstanding	$19.31

Class R6
Net assets applicable to outstanding shares	$27,160

Shares of beneficial interest outstanding	1,406

Net asset value and offering price per share outstanding (a)	$19.31

(a)	The difference in the NAV recalculation and NAV stated is caused by rounding differences.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Operations for the year ended October 31, 2013

Investment Income (Loss)
Income
Dividends (a)	$93,748,535
Interest	4,475

Total income	93,753,010

Expenses
Manager (See Note 3)	15,516,477
Distribution/Service—Investor Class (See Note 3)	12,485
Distribution/Service—Class A (See Note 3)	1,339,961
Distribution/Service—Class C (See Note 3)	1,275,687
Transfer agent (See Note 3)	1,575,706
Registration	183,228
Custodian	159,127
Shareholder communication	137,164
Professional fees	136,719
Trustees	47,547
Miscellaneous	121,627

Total expenses	20,505,728

Net investment income (loss)	73,247,282

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	105,193,218
Foreign currency transactions	(336,975)

Net realized gain (loss) on investments and foreign currency transactions	104,856,243

Net change in unrealized appreciation (depreciation) on:
Investments	307,961,195
Translation of other assets and liabilities in foreign currencies	55,389

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	308,016,584

Net realized and unrealized gain (loss) on investments and foreign currency transactions	412,872,827

Net increase (decrease) in net assets resulting from operations	$486,120,109

(a)	Dividends recorded net of foreign withholding taxes in the amount of $4,208,438.

16	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2013 and October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$73,247,282	$45,617,266
Net realized gain (loss) on investments and foreign currency transactions	104,856,243	12,685,956
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	308,016,584	68,097,990

Net increase (decrease) in net assets resulting from operations	486,120,109	126,401,212

Dividends to shareholders:
From net investment income:
Investor Class	(147,143)	(78,750)
Class A	(16,321,456)	(9,422,239)
Class C	(2,946,502)	(1,676,756)
Class I	(51,557,110)	(32,319,174)
Class R6	(434)	—

Total dividends to shareholders	(70,972,645)	(43,496,919)

Capital share transactions:
Net proceeds from sale of shares	1,586,436,459	1,055,571,674
Net asset value of shares issued to shareholders in reinvestment of dividends	53,159,472	31,655,397
Cost of shares redeemed	(566,759,076)	(558,681,020)

Increase (decrease) in net assets derived from capital share transactions	1,072,836,855	528,546,051

Net increase (decrease) in net assets	1,487,984,319	611,450,344

Net Assets
Beginning of year	1,643,876,737	1,032,426,393

End of year	$3,131,861,056	$1,643,876,737

Distributions in excess of net investment income at end of year	$(4,897,287)	$(3,439,863)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Year ended October 31,			January 1, 2010 through October 31,		November 16, 2009** through December 31,
Investor Class	2013	2012	2011	2010***		2009
Net asset value at beginning of period	$16.14	$15.19	$14.72	$13.72		$13.46

Net investment income (loss)	0.55 (a)	0.51 (a)	0.51 (a)	0.38	(a)	0.05
Net realized and unrealized gain (loss) on investments	3.14	0.91	0.44	1.02		0.29
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.01)	(0.01)		—

Total from investment operations	3.69	1.42	0.94	1.39		0.34

Less dividends:
From net investment income	(0.52)	(0.47)	(0.47)	(0.39)		(0.08)

Net asset value at end of period	$19.31	$16.14	$15.19	$14.72		$13.72

Total investment return (b)	23.29%	9.43%	6.41%	10.44	%(c)	2.54	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.14%	3.22%	3.32%	3.36	%††	2.67	%††
Net expenses	1.10%	1.13%	1.15%	1.16	%††	1.09	%††
Expenses (before waiver/reimbursement)	1.10%	1.13%	1.15%	1.31	%††	1.09	%††
Portfolio turnover rate	28%	23%	28%	41%		59%
Net assets at end of period (in 000’s)	$7,237	$3,402	$1,406	$230		$26

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Year ended October 31,			January 1, 2010 through October 31,		Year ended December 31,
Class A	2013	2012	2011	2010***		2009	2008
Net asset value at beginning of period	$16.16	$15.21	$14.73	$13.72		$11.52	$17.72

Net investment income (loss)	0.56 (a)	0.50 (a)	0.50 (a)	0.36	(a)	0.44	0.59 (a)
Net realized and unrealized gain (loss) on investments	3.14	0.92	0.45	1.03		2.14	(6.18)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.01)	(0.01)		(0.03)	—

Total from investment operations	3.70	1.42	0.94	1.38		2.55	(5.59)

Less dividends and distributions:
From net investment income	(0.53)	(0.47)	(0.46)	(0.37)		(0.35)	(0.48)
From net realized gain on investments	—	—	—	—		—	(0.08)
Return of capital	—	—	—	—		—	(0.05)

Total dividends and distributions	(0.53)	(0.47)	(0.46)	(0.37)		(0.35)	(0.61)

Redemption fee (b)	—	—	—	—		0.00 ‡	0.00 ‡

Net asset value at end of period	$19.33	$16.16	$15.21	$14.73		$13.72	$11.52

Total investment return (c)	23.31%	9.40%	6.45%	10.40	%(d)	22.47%	(32.19%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.18%	3.17%	3.27%	3.22	%††	3.66%	4.01%
Net expenses	1.05%	1.13%	1.19%	1.24	%††	1.21%	1.18%
Expenses (before waiver/reimbursement)	1.05%	1.13%	1.19%	1.39	%††	1.21%	1.18%
Portfolio turnover rate	28%	23%	28%	41%		59%	72%
Net assets at end of period (in 000’s)	$726,215	$404,497	$204,366	$33,559		$23,336	$16,480

***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

18	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,			January 1, 2010 through October 31,		November 16, 2009** through December 31,
Class C	2013	2012	2011	2010***		2009
Net asset value at beginning of period	$16.08	$15.15	$14.68	$13.72		$13.46

Net investment income (loss)	0.42 (a)	0.38 (a)	0.38 (a)	0.27	(a)	0.03
Net realized and unrealized gain (loss) on investments	3.12	0.91	0.47	1.04		0.30
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.01)	(0.01)		—

Total from investment operations	3.54	1.29	0.84	1.30		0.33

Less dividends:
From net investment income	(0.40)	(0.36)	(0.37)	(0.34)		(0.07)

Net asset value at end of period	$19.22	$16.08	$15.15	$14.68		$13.72

Total investment return (b)	22.31%	8.65%	5.67%	9.83	%(c)	2.45	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.39%	2.43%	2.52%	2.33	%††	1.80	%††
Net expenses	1.85%	1.88%	1.90%	1.91	%††	1.84	%††
Expenses (before waiver/reimbursement)	1.85%	1.88%	1.90%	2.06	%††	1.84	%††
Portfolio turnover rate	28%	23%	28%	41%		59%
Net assets at end of period (in 000’s)	$175,634	$95,301	$35,975	$6,547		$36

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Year ended October 31,			January 1, 2010 through October 31,		Year ended December 31,
Class I	2013	2012	2011	2010***		2009	2008
Net asset value at beginning of period	$16.14	$15.19	$14.70	$13.70		$11.53	$17.75

Net investment income (loss)	0.60 (a)	0.54 (a)	0.52 (a)	0.41	(a)	0.44	0.66 (a)
Net realized and unrealized gain (loss) on investments	3.14	0.92	0.47	1.00		2.13	(6.24)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.01)	(0.01)		(0.03)	—

Total from investment operations	3.74	1.46	0.98	1.40		2.54	(5.58)

Less dividends and distributions:
From net investment income	(0.57)	(0.51)	(0.49)	(0.40)		(0.37)	(0.51)
From net realized gain on investments	—	—	—	—		—	(0.08)
Return of capital	—	—	—	—		—	(0.05)

Total dividends and distributions	(0.57)	(0.51)	(0.49)	(0.40)		(0.37)	(0.64)

Redemption fee (b)	—	—	—	—		0.00 ‡	0.00 ‡

Net asset value at end of period	$19.31	$16.14	$15.19	$14.70		$13.70	$11.53

Total investment return (c)	23.63%	9.66%	6.76%	10.54	%(d)	22.49%	(32.10%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.42%	3.46%	3.44%	3.61	%††	3.85%	4.40%
Net expenses	0.80%	0.88%	0.94%	0.99	%††	0.96%	0.93%
Expenses (before waiver/reimbursement)	0.80%	0.88%	0.94%	1.13	%††	0.96%	0.93%
Portfolio turnover rate	28%	23%	28%	41%		59%	72%
Net assets at end of period (in 000’s)	$2,222,748	$1,140,677	$790,679	$398,750		$383,228	$297,513

***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

Class R6	June 17, 2013** through October 31, 2013
Net asset value at beginning of period	$18.09

Net investment income (loss) (a)	0.15
Net realized and unrealized gain (loss) on investments	1.38
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡

Total from investment operations	1.53

Less dividends:
From net investment income	(0.31)

Net asset value at end of period	$19.31

Total investment return (b)	8.63	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.18	%††
Net expenses	0.74	%††
Portfolio turnover rate	28%
Net assets at end of period (in 000’s)	$27

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

20	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-four funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Epoch Global Equity Yield Fund (the “Fund”), a diversified fund. The Fund is the successor to the Epoch Global Equity Shareholder Yield Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Epoch Investment Partners, Inc. served as investment advisor. The financial statements of the Fund reflect the historical results of the Institutional Class and Class P shares of the Predecessor Fund prior to its reorganization on November 16, 2009. Upon the completion of the reorganization, the Class I and Class A shares of the Fund assumed the performance, financial and other information of the Institutional Class and Class P shares of the Predecessor Fund, respectively. All information and references to periods prior to November 16, 2009 refer to the Predecessor Fund.

The Fund currently offers five classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class I and Class A shares commenced operations (under former designations) on December 27, 2005 and August 2, 2006, respectively. Class R6 shares commenced operations on June 17, 2013. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek a high level of income. Capital appreciation is a secondary investment objective.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation measurements under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

mainstayinvestments.com	21

Notes to Financial Statements (continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring the fair value of investments)

The aggregate value by input level, as of October 31, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Broker Dealer Quotes	• Reported Trades
• Two-sided markets	• Issuer Spreads
• Bids/Offers	• Benchmark securities
• Industry and economic events	• Reference Data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be measured using the methodologies described above are valued by methods deemed in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2013, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds an established threshold. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2013, foreign equity securities held by the Fund were not fair valued in such a manner.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Future contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The

22	MainStay Epoch Global Equity Yield Fund

Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, at least quarterly and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the

mainstayinvestments.com	23

Notes to Financial Statements (continued)

securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2013.

(K)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer
(“CCO”) of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.70% of the Fund’s average daily net assets.

For the year ended October 31, 2013, New York Life Investments earned fees from the Fund in the amount of $15,516,477.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $11,853 and $145,925, respectively, for the year ended October 31, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $14,757 and $31,070, respectively, for the year ended October 31, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent

24	MainStay Epoch Global Equity Yield Fund

services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2013, were as follows:

Investor Class	$5,812
Class A	365,834
Class C	147,950
Class I	1,056,110

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2013, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class R6	$27,157	100%

Note 4–Federal Income Tax

As of October 31, 2013, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$2,579,967	$7,042,063	$—	$423,010,435	$432,632,465

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, partnership basis adjustments and return of capital distributions received.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2013 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(3,732,061)	$3,735,730	$(3,669)

The reclassifications for the Fund are primarily due to foreign currency gain (loss), partnerships and return of capital distributions received.

The Fund utilized $97,912,095 of capital loss carryforwards during the year ended October 31, 2013.

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 shown in the Statements of Changes in Net Assets was as follows:

	2013	2012
Distributions paid from:
Ordinary Income	$70,972,645	$43,496,919

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon and State Street, who serve as the agents to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 28, 2013, the aggregate commitment amount was $200,000,000 with an optional maximum amount of $250,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2013.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2013, purchases and sales of securities, other than short-term securities, were $1,631,862 and $612,094, respectively.

mainstayinvestments.com	25

Notes to Financial Statements (continued)

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2013:
Shares sold	231,902	$4,103,875
Shares issued to shareholders in reinvestment of dividends and distributions	8,051	140,894
Shares redeemed	(33,541)	(594,447)

Net increase (decrease) in shares outstanding before conversion	206,412	3,650,322
Shares converted into Investor Class (See Note 1)	10,373	191,459
Shares converted from Investor Class (See Note 1)	(52,796)	(941,328)

Net increase (decrease)	163,989	$2,900,453

Year ended October 31, 2012:
Shares sold	159,207	$2,480,121
Shares issued to shareholders in reinvestment of dividends and distributions	4,743	74,180
Shares redeemed	(23,057)	(359,721)

Net increase (decrease) in shares outstanding before conversion	140,893	2,194,580
Shares converted into Investor Class (See Note 1)	7,122	115,978
Shares converted from Investor Class (See Note 1)	(29,768)	(473,355)

Net increase (decrease)	118,247	$1,837,203

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	20,019,622	$354,407,644
Shares issued to shareholders in reinvestment of dividends and distributions	862,726	15,091,630
Shares redeemed	(8,390,705)	(147,673,386)

Net increase (decrease) in shares outstanding before conversion	12,491,643	221,825,888
Shares converted into Class A (See Note 1)	52,712	941,328
Shares converted from Class A (See Note 1)	(10,356)	(191,459)

Net increase (decrease)	12,533,999	$222,575,757

Year ended October 31, 2012:
Shares sold	18,951,953	$296,315,339
Shares issued to shareholders in reinvestment of dividends and distributions	517,618	8,108,135
Shares redeemed	(7,896,102)	(123,699,483)

Net increase (decrease) in shares outstanding before conversion	11,573,469	180,723,991
Shares converted into Class A (See Note 1)	29,732	473,355
Shares converted from Class A (See Note 1)	(7,111)	(115,978)

Net increase (decrease)	11,596,090	$181,081,368

Class C	Shares	Amount
Year ended October 31, 2013:
Shares sold	4,164,149	$73,491,230
Shares issued to shareholders in reinvestment of dividends and distributions	100,322	1,745,040
Shares redeemed	(1,055,408)	(18,274,887)

Net increase (decrease)	3,209,063	$56,961,383

Year ended October 31, 2012:
Shares sold	4,146,007	$64,491,063
Shares issued to shareholders in reinvestment of dividends and distributions	60,225	938,654
Shares redeemed	(653,142)	(10,216,295)

Net increase (decrease)	3,553,090	$55,213,422

Class I	Shares	Amount
Year ended October 31, 2013:
Shares sold	65,421,009	$1,154,408,710
Shares issued to shareholders in reinvestment of dividends and distributions	2,074,073	36,181,474
Shares redeemed	(23,053,500)	(400,216,356)

Net increase (decrease)	44,441,582	$790,373,828

Year ended October 31, 2012:
Shares sold	44,261,854	$692,285,151
Shares issued to shareholders in reinvestment of dividends and distributions	1,442,963	22,534,428
Shares redeemed	(27,078,903)	(424,405,521)

Net increase (decrease)	18,625,914	$290,414,058

Class R6	Shares	Amount
Period ended October 31, 2013 (a):
Shares sold	1,382	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	24	434

Net increase (decrease)	1,406	$25,434

(a) Inception date was June 17, 2013.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2013, events and transactions subsequent to October 31, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

26	MainStay Epoch Global Equity Yield Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Epoch Global Equity Yield Fund (the “Fund”), one of the funds comprising MainStay Funds Trust, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period ended October 31, 2013, the ten-month period ended October 31, 2010, and the period ended December 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2008 were audited by other auditors, whose report dated February 27, 2009, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Epoch Global Equity Yield Fund of MainStay Funds Trust as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period ended October 31, 2013, the ten-month period ended October 31, 2010, and the period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 20, 2013

mainstayinvestments.com	27

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2013, the Fund designated approximately $70,972,645 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2013, should be multiplied by 57.2% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2014, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2013. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2013.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at
800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

28	MainStay Epoch Global Equity Yield Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008***.	Chief Investment Officer, New York Life Insurance Company (since 2011); President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC (since 2008); Member of the Board, MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, and Cornerstone Capital Management Holdings LLC (fka Madison Square Investors LLC) (since 2008); Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012); Member of the Board of Private Advisors, L.L.C.(since 2010); Member of the Board of MCF Capital Management LLC (since 2012); and President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	79

MainStay VP Funds Trust:
Trustee since 2008
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com	29

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990***.	President; Strategic Management Advisors LLC (since 1990)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (50 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011; Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios); State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002***.	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	79

MainStay VP Funds Trust:
Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Managing Director, ICC Capital Management; President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	79

MainStay VP Funds Trust: Trustee
since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

30	MainStay Epoch Global Equity Yield Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009.	Visiting Professor, University of California—San Diego (since 2012); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School Business, University of Chicago (since 2008)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	79

MainStay VP Funds Trust:
Trustee since 1997
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (25 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

mainstayinvestments.com	31

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.*

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance, New York Life Investment Management LLC (since 2009); Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2009)**; Assistant Secretary, MainStay Funds (2006 to 2008) and MainStay VP Series Fund, Inc. (2005 to 2008)**
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (2006 to 2012); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

32	MainStay Epoch Global Equity Yield Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-32080 MS322-13	MSEGEY11-12/13 NL0F3

MainStay Epoch International Small Cap Fund

Message from the President and Annual Report

October 31, 2013

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Message from the President

With a few notable exceptions, major stock markets around the world tended to advance strongly during the 12 months ended October 31, 2013. According to Russell data, many U.S. stock indexes rose more than 25%, and some exceeded 30%. In the United States, growth stocks tended to outperform value stocks, but the differences were slight among large-capitalization issues.

European stocks were generally strong, with some regional variations. The market seemed convinced that the European Union would remain intact and that economic recovery would be possible, even in troubled peripheral nations. Japanese stocks advanced as the yen weakened and monetary and fiscal stimulus plans went into effect. Slowing growth prospects for China, however, led to weaker stock-market performance for that nation and its major suppliers, including Peru, Chile and Indonesia.

In the United States, stocks were buoyed by steady progress in corporate earnings and general improvements in profits. Stock prices occasionally faltered as politicians debated the so-called fiscal cliff, imposed a government shutdown and wrangled over debt limits. But stocks quickly recovered when agreements were reached and the government shutdown ended.

The Federal Reserve maintained the federal funds target rate in a range near zero, which drew money into stocks. When the Federal Reserve suggested that it might begin to gradually taper its security purchases, however, U.S. Treasury yields rose sharply. Stocks that tend to serve as a proxy for yield, including real estate investment trusts (REITs) and utilities, sold off. In September, the Federal Reserve noted that economic conditions did not yet warrant the anticipated tapering, and the announcement helped calm investor concerns.

Rising interest rates left many bond investors in negative territory for the 12 months ended October 31, 2013. (Bond prices tend to fall as interest rates rise and tend to rise as interest rates fall.) As an asset class, U.S. Treasury securities generally provided negative total returns, as did many high-grade bonds. Searching for additional yield, many fixed-income investors took on the higher risk of high-yield bonds, which advanced during the reporting period. Others moved into convertible bonds, which generally benefited from the rising stock market.

Through all of these market changes, the portfolio managers of MainStay Funds focused on the investment objectives of their respective Funds and on the available investment strategies. Our portfolio managers used disciplined investment techniques, seeking to achieve long-term results consistent with their mandate.

Whether the markets go up or down, we believe that shareholders do well to maintain a long-term, wide-range perspective. With appropriate diversification, negative results in one asset class may be balanced by positive results in others. While some investors find volatility troublesome, experienced investors know that without it, market opportunities would be limited.

The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2013. While past performance is no guarantee of future results, we encourage you to get invested, stay invested and add to your investments whenever you can.

We thank you for choosing MainStay Funds, and we look forward to strengthening our relationship over time.

Sincerely,

Stephen P. Fisher

President

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2013

Class	Sales Charge		One Year	Five Years	Since Inception (1/25/05)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	21.31 28.37%	15.44 16.75%	7.92 8.62%	1.76 1.76%
Class	Sales Charge		One Year	Five Years	Since Inception (8/2/06)	Gross Expense Ratio[2]
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	21.57 28.65%	15.50 16.82%	4.53 5.35%	1.64 1.64%
Class	Sales Charge		One Year	Five Years	Since Inception (1/25/05)	Gross Expense Ratio[2]
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	26.42 27.42%	16.05 16.05%	7.95 7.95%	2.51 2.51%
Class	Sales Charge		One Year	Five Years	Since Inception (1/25/05)	Gross Expense Ratio[2]
Class I Shares[4]	No Sales Charge		28.97%	17.27%	9.06%	1.39%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, include the historical performance of Class I shares from January 25, 2005 through November 15, 2009 adjusted for differences in certain expenses and fees. Unadjusted, the performance for Investor Class and Class C shares would likely have been different.
4.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares from January 25, 2005 and the Class P shares from August 2, 2006, respectively, of the Epoch International Small Cap Fund (the predecessor to the Fund), through November 15, 2009. The Epoch International Small Cap Fund was subject to a different fee structure and was advised by Epoch Investment Partners, Inc.

The footnotes on the next page are an integral part of the tables and graphs and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Since Inception
MSCI World Ex U.S. Small Cap Index[5]	27.81%	18.22%	7.12%
Average Lipper International Small-/Mid-Cap Growth Fund[6]	26.89	19.16	8.85

5.	The MSCI World Ex U.S. Small Cap Index is composed of small capitalization stocks designed to measure equity performance in global developed markets, excluding the U.S. The MSCI World Ex U.S. Small Cap Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper international small-/mid-cap growth fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper’s international large-cap floor. International small-/mid-cap growth funds typically have above-average characteristics compared to their mid- and small-cap-specific subset of the MSCI EAFE® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch International Small Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch International Small Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2013, to October 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2013, to October 31, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/13	Ending Account Value (Based on Actual Returns and Expenses) 10/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,140.10	$9.28	$1,016.50	$8.74

Class A Shares	$1,000.00	$1,141.70	$7.99	$1,017.70	$7.53

Class C Shares	$1,000.00	$1,135.90	$13.30	$1,012.80	$12.53

Class I Shares	$1,000.00	$1,142.90	$6.59	$1,019.10	$6.21

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.72% for Investor Class, 1.48% for Class A, 2.47% for Class C and 1.22% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Country Composition as of October 31, 2013 (Unaudited)

United Kingdom	22.9%
Japan	22.7
Italy	8.6
Germany	7.9
France	7.1
Switzerland	6.0
Canada	5.3
Spain	3.9
Australia	2.2
Ireland	1.8
Netherlands	1.6
Sweden	1.4
Hong Kong	1.3

Marshall Islands	1.3%
Norway	1.2
United States	1.0
Taiwan	0.8
Portugal	0.6
Finland	0.5
Greece	0.5
Mexico	0.5
Republic of Korea	0.4
United Arab Emirates	0.2
Other Assets, Less Liabilities	0.3

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2013 (excluding short-term investment) (Unaudited)

1.	Altran Technologies S.A.
2.	Playtech PLC
3.	Smurfit Kappa Group PLC
4.	Temenos Group A.G. Registered
5.	Azimut Holding S.p.A.
6.	Jazztel PLC
7.	ProSiebenSat.1 Media A.G.
8.	Duerr A.G.
9.	Intermediate Capital Group PLC
10.	Barratt Developments PLC

8	MainStay Epoch International Small Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Eric Citerne, CFA, Michael Welhoelter, CFA, and William Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch International Small Cap Fund perform relative to its benchmark and peers during the 12 months ended October 31, 2013?

Excluding all sales charges, MainStay Epoch International Small Cap Fund returned 28.37% for Investor Class shares, 28.65% for Class A shares and 27.42% for Class C shares for the 12 months ended October 31, 2013. Over the same period, Class I shares returned 28.97%. For the 12 months ended October 31, 2013, Investor Class, Class A and Class I shares outperformed—and Class C shares underperformed—the 27.81% return of the MSCI World Ex U.S. Small Cap Index,1 which is the Fund’s broad-based securities market index. Over the same period, all share classes outperformed the 26.89% return of the average Lipper2 international small-/mid-cap growth fund. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Strong stock selection and effective sector allocation contributed positively to the Fund’s performance relative to the MSCI World Ex U.S. Small Cap Index during the reporting period. Performance was widely diversified, with eight out of 10 sectors contributing positively to the Fund’s performance relative to the Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The strongest positive sector contributors to the Fund’s performance relative to the MSCI World Ex U.S. Small Cap Index were materials, financials and health care. (Contributions take weightings and total returns into account.) Results in the materials sector were driven by stock selection and by having an underweight position relative to the MSCI World Ex U.S. Small Cap Index. In financials and health care, results were largely driven by strong stock selection.

The weakest-contributing sectors were industrials and information technology, both of which had a negative overall impact on performance. Consumer discretionary was also weak, although the sector had a positive total effect, driven by an overweight position relative to the MSCI World Ex U.S. Small Cap Index.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Germany-based advertising company ProSiebenSat.1 Media, U.K.-based construction equipment rental company Ashtead

Group and Ireland-based containerboard company Smurfit Kappa Group were the strongest contributors to the Fund’s absolute performance during the reporting period. ProSiebenSat.1 Media delivered better-than-expected advertising revenue growth and lifted its outlook for its digital-adjacent activities. Ashtead Group benefited from the financial crisis, as contractors moved to an asset-light model, with an emphasis on renting equipment rather than owning it. The company also benefited from the increase in U.S. construction activity during the reporting period. Smurfit Kappa Group performed well on the back of increases in containerboard prices. Rising expectations for improvement in the European economy also supported the stock.

Among the Fund’s largest detractors from absolute performance during the reporting period were Netherlands-based construction services company Royal Imtech, Australian engineering and construction company Ausenco and Canadian gold producer Detour Gold. Royal Imtech faced issues when its management uncovered questionable reporting at a recently acquired Polish subsidiary. Ausenco was affected by the slowdown in global mining activity, particularly by the softening in capital spending. Detour Gold was hurt by the decline in gold prices during the reporting period. In addition, there was growing concern that Detour Gold’s balance sheet was not large enough to fund the working capital needed to bring new gold production online. We eliminated the Fund’s position in each of these detractors during the reporting period.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund purchased shares of Azimut and Duerr during the reporting period. Azimut is one of three pure-play small-cap “asset gatherers” in Italy that, like its companions, bears a resemblance to a Swiss bank or a wealth manager. Azimut is part of our “improving financial conditions” theme. We believe the company is in a cyclically strong position to grow its business at the expense of large, troubled Italian commercial banks. Duerr is a worldwide leader in paint, balancing and cleaning technology. The company is part of our “business productivity/automation” theme. Given that Duerr’s stock was trading at what we considered to be an unwarranted discount to its peer group, we believe there is potential for meaningful expansion of the company’s margins and valuation multiples should the global automation cycle continue to gain traction.

In addition to the sales already mentioned, we eliminated the Fund’s positions in Localiza and Amplifon during the reporting period. Localiza, a Brazilian rental car company, was sold following a period of strong performance. Amplifon, a global leader in hearing solutions, was sold as it continued to face challenges in some of its markets.

1.	See footnote on page 6 for more information on the MSCI World Ex U.S. Small Cap Index.
2.	See footnote on page 6 for more information on Lipper Inc.

mainstayinvestments.com	9

How did the Fund’s sector weightings change during the reporting period?

In consumer discretionary and information technology, the Fund moved from a neutral position relative to the MSCI World Ex U.S. Small Cap Index to an overweight position. The Fund also increased its weighting in financials, moving from an underweight to a neutral position relative to the Index. The Fund’s health care and industrials weightings were reduced. In both cases, the Fund moved from overweight positions relative to the MSCI World Ex U.S. Small Cap Index to neutral positions.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2013, the Fund was overweight relative to the MSCI World Ex U.S. Small Cap Index in the information technology and consumer discretionary sectors. The Fund’s information technology exposure was largely a function of our “business productivity and outsourcing” theme. The Fund’s consumer discretionary allocation was primarily driven by our “improving financial conditions” theme (via U.K. homebuilders) and our “leisure and entertainment” theme. On the same date, the Fund’s most significantly underweight sector relative to the MSCI World Ex U.S. Small Cap Index was materials, where the Fund had limited exposure to metals & mining companies. As of October 31, 2013, the Fund was also underweight in the consumer staples sector, as we found some of the higher-quality consumer staples stocks to be fully valued.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch International Small Cap Fund

Portfolio of Investments October 31, 2013

	Shares	Value

Common Stocks 98.7%†
Australia 2.2%
Challenger, Ltd. (Diversified Financial Services)	72,935	$413,607
Flight Centre, Ltd. (Hotels, Restaurants & Leisure)	12,370	606,906
Goodman Fielder, Ltd. (Food Products)	1,289,650	926,374
Pacific Brands, Ltd. (Distributors)	304,190	202,691
Seek, Ltd. (Professional Services)	52,350	642,727

		2,792,305

Canada 5.3%
Algonquin Power & Utilities Corp. (Independent Power Producers & Energy Traders) (a)(d)	97,100	626,752
Algonquin Power & Utilities Corp. (Independent Power Producers & Energy Traders)	55,033	355,222
Black Diamond Group, Ltd. (Commercial Services & Supplies)	23,700	620,771
Calfrac Well Services, Ltd. (Energy Equipment & Services)	21,650	674,843
Capstone Mining Corp. (Metals & Mining) (b)	304,360	808,591
CCL Industries, Inc. Class B (Containers & Packaging)	21,290	1,462,009
MacDonald Dettwiler & Associates, Ltd. (Aerospace & Defense)	13,700	1,045,255
Whitecap Resources, Inc. (Oil, Gas & Consumable Fuels)	97,000	1,126,620

		6,720,063

Finland 0.5%
Cargotec Oyj Class B (Machinery)	17,500	640,111

France 7.1%
Alcatel-Lucent (Communications Equipment) (b)	371,780	1,421,977
Alten, Ltd. (IT Services)	21,160	958,719
♦Altran Technologies S.A. (IT Services) (b)	269,240	2,390,765
Eurofins Scientific (Life Sciences Tools & Services)	3,770	1,033,724
Havas S.A. (Media)	115,484	962,114
IPSOS (Media)	26,880	1,133,758
Mersen (Electrical Equipment)	18,200	666,704
Saft Groupe S.A. (Electrical Equipment)	9,996	317,315

		8,885,076

Germany 7.9%
Aareal Bank A.G. (Thrifts & Mortgage Finance) (b)	10,270	394,966
Deutz A.G. (Machinery) (b)	104,200	991,757
♦Duerr A.G. (Machinery)	22,850	2,004,187
GFK SE (Media)	11,350	663,420
Hamburger Hafen und Logistik A.G. (Transportation Infrastructure)	23,925	600,957

	Shares	Value

Germany (continued)
Krones A.G. (Machinery)	9,050	$793,290
KUKA A.G. (Machinery)	9,050	412,373
Morphosys A.G. (Life Sciences Tools & Services) (b)	21,750	1,686,518
♦ProSiebenSat.1 Media A.G. (Media)	42,390	2,019,029
Software A.G. (Software)	10,080	374,178

		9,940,675

Greece 0.5%
Hellenic Exchanges S.A. (Diversified Financial Services)	55,981	589,823

Hong Kong 1.3%
Emperor Watch & Jewellery, Ltd. (Specialty Retail)	1,337,980	106,997
Hutchison Telecommunications Hong Kong Holdings, Ltd. (Diversified Telecommunication Services)	632,760	279,939
Kingboard Chemical Holdings, Ltd. (Electronic Equipment & Instruments)	196,184	509,881
Peace Mark Holdings, Ltd. (Textiles, Apparel & Luxury Goods) (a)(b)(c)	1,118,750	1,443
Television Broadcasts, Ltd. (Media)	22,242	129,958
Vitasoy International Holdings, Ltd. (Food Products)	473,930	611,286

		1,639,504

Ireland 1.8%
♦Smurfit Kappa Group PLC (Containers & Packaging)	94,430	2,295,000

Italy 8.6%
Astaldi S.p.A. (Construction & Engineering)	154,248	1,503,708
♦Azimut Holding S.p.A. (Capital Markets)	82,600	2,098,328
Banca Generali S.p.A. (Capital Markets)	30,533	798,860
Banca Popolare dell’Emilia Romagna Scrl (Commercial Banks) (b)	128,800	1,239,012
Danieli & Co. S.p.A. (Machinery)	52,044	1,077,606
Fondiaria-Sai S.p.A (Insurance) (b)	478,450	1,227,123
Gtech S.p.A (Hotels, Restaurants & Leisure)	37,100	1,127,840
Mediolanum S.p.A. (Insurance)	193,975	1,688,198

		10,760,675

Japan 22.7%
Aida Engineering, Ltd. (Machinery)	40,300	388,123
Air Water, Inc. (Chemicals)	45,160	642,978
Anritsu Corp. (Electronic Equipment & Instruments)	35,500	463,200
ASKUL Corp. (Internet & Catalog Retail)	40,400	1,290,105

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments October 31, 2013 (continued)

	Shares	Value

Common Stocks (continued)
Japan (continued)
Century Tokyo Leasing Corp. (Diversified Financial Services)	38,300	$1,207,465
CyberAgent, Inc. (Media)	33,700	916,785
Daicel Corp. (Chemicals)	117,000	982,833
Daifuku Co., Ltd. (Machinery)	55,000	703,651
DTS Corp. (Software)	44,800	765,878
GMO Internet, Inc. (Internet Software & Services)	86,100	975,444
Hakuhodo DY Holdings, Inc. (Media)	91,000	701,495
Horiba, Ltd. (Electronic Equipment & Instruments)	29,950	1,090,420
Japan Logistics Fund, Inc. (Real Estate Investment Trusts)	89	923,218
JGC Corp. (Construction & Engineering)	40,750	1,552,006
JSR Corp. (Chemicals)	21,000	397,661
Kansai Paint Co., Ltd. (Chemicals)	63,440	846,469
KYB Co., Ltd. (Auto Components)	151,000	869,175
MISUMI Group, Inc. (Trading Companies & Distributors)	15,500	452,248
Monex Group, Inc. (Capital Markets)	140,200	507,589
Nabtesco Corp. (Machinery)	40,700	989,664
Nichias Corp. (Building Products)	90,000	607,749
Nifco, Inc. (Auto Components)	24,150	641,020
Nihon Kohden Corp. (Health Care Equipment & Supplies)	13,000	533,459
Nippo Corp. (Construction & Engineering)	35,000	653,870
Nippon Shokubai Co., Ltd. (Chemicals)	31,000	379,264
Rohto Pharmaceutical Co., Ltd. (Pharmaceuticals)	46,000	667,568
Santen Pharmaceutical Co., Ltd. (Pharmaceuticals)	6,700	337,623
Sawai Pharmaceutical Co., Ltd. (Pharmaceuticals)	16,800	1,223,309
St Marc Holdings Co., Ltd. (Hotels, Restaurants & Leisure)	11,978	615,162
Sundrug Co., Ltd. (Food & Staples Retailing)	14,300	710,419
Suruga Bank, Ltd. (Commercial Banks)	95,000	1,501,373
Sysmex Corp. (Health Care Equipment & Supplies)	18,700	1,230,438
Takata Corp. (Auto Components)	14,600	366,299
Tokai Rika Co., Ltd. (Auto Components)	16,900	356,459
Tokyo Ohka Kogyo Co., Ltd. (Chemicals)	42,800	941,052
TS Tech Co., Ltd. (Auto Components)	29,600	1,104,770

		28,536,241

Marshall Islands 1.3%
Scorpio Tankers, Inc. (Oil, Gas & Consumable Fuels)	137,750	1,589,635

Mexico 0.5%
Genomma Lab Internacional S.A.B. de C.V. Class B (Pharmaceuticals) (b)	84,070	223,912

	Shares	Value

Mexico (continued)
Grupo Aeroportuario Del Sureste S.A.B. de C.V. Class B (Transportation Infrastructure)	33,100	$393,859

		617,771

Netherlands 1.6%
Delta Lloyd N.V. (Insurance)	29,506	627,367
Fugro N.V. (Energy Equipment & Services)	10,654	666,641
USG People N.V. (Professional Services)	57,800	766,023

		2,060,031

Norway 1.2%
Petroleum Geo-Services ASA (Energy Equipment & Services)	45,010	545,892
SpareBank 1 SMN (Commercial Banks)	53,200	449,064
SpareBank 1 SR Bank ASA (Commercial Banks)	64,166	576,659

		1,571,615

Portugal 0.6%
Banco Espirito Santo S.A. (Commercial Banks) (b)	597,160	788,902

Republic of Korea 0.4%
Daum Communications Corp. (Internet Software & Services)	6,300	525,619

Spain 3.9%
Abengoa S.A., Class B (Construction & Engineering)	370,210	898,240
Bolsas Y Mercados Espanoles S.A. (Diversified Financial Services)	41,300	1,545,709
♦Jazztel PLC (Diversified Telecommunication Services) (b)	184,593	2,025,098
Mediaset Espana Comunicacion S.A. (Media) (b)	31,020	379,056

		4,848,103

Sweden 1.4%
Modern Times Group AB Class B (Media)	31,660	1,728,584

Switzerland 6.0%
EFG International A.G. (Capital Markets) (b)	56,532	831,765
GAM Holding A.G. (Capital Markets) (b)	96,000	1,798,644
Helvetia Holding A.G. (Insurance)	1,650	778,765
Kuoni Reisen Holding A.G. Registered (Hotels, Restaurants & Leisure) (b)	2,909	1,231,119
Sulzer A.G. (Machinery)	5,300	830,033
♦Temenos Group A.G. Registered (Software) (b)	82,514	2,105,251

		7,575,577

Taiwan 0.8%
TXC Corp. (Electronic Equipment, Instruments & Components)	302,459	373,705

12	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Taiwan (continued)
WPG Holdings, Ltd. (Electronic Equipment, Instruments & Components)	528,532	$644,035

		1,017,740

United Arab Emirates 0.2%
Polarcus, Ltd. (Energy Equipment & Services) (b)	426,581	278,031

United Kingdom 22.9%
Afren PLC (Oil, Gas & Consumable Fuels) (b)	521,650	1,319,024
Alent PLC (Chemicals)	110,870	616,147
Ashtead Group PLC (Trading Companies & Distributors)	173,218	1,819,181
Babcock International Group PLC (Commercial Services & Supplies)	39,310	803,628
♦Barratt Developments PLC (Household Durables)	350,140	1,881,299
Bovis Homes Group PLC (Household Durables)	53,555	674,080
Catlin Group, Ltd. (Insurance)	62,050	509,393
Domino’s Pizza Group PLC (Hotels, Restaurants & Leisure)	62,600	588,185
Enquest PLC (Oil, Gas & Consumable Fuels) (b)	252,570	540,636
Hays PLC (Professional Services)	786,900	1,570,835
Inchcape PLC (Distributors)	98,415	1,003,599
Informa PLC (Media)	84,747	760,267
♦Intermediate Capital Group PLC (Capital Markets)	260,140	2,000,034
International Personal Finance PLC (Consumer Finance)	77,200	714,843
Lancashire Holdings, Ltd. (Insurance)	39,190	510,238
Lavendon Group PLC (Trading Companies & Distributors)	182,700	539,011
Micro Focus International PLC (Software)	64,360	844,645
Millennium & Copthorne Hotels PLC (Hotels, Restaurants & Leisure)	40,080	365,985
Paragon Group of Cos. PLC (Thrifts & Mortgage Finance)	178,137	968,268
♦Playtech PLC (Software)	198,130	2,339,724
Premier Oil PLC (Oil, Gas & Consumable Fuels)	252,830	1,406,289
Restaurant Group PLC (Hotels, Restaurants & Leisure)	153,600	1,418,585
Spectris PLC (Electronic Equipment, Instruments & Components)	21,300	789,604
SThree PLC (Professional Services)	77,944	449,286
Subsea 7 S.A. (Energy Equipment & Services)	25,431	537,836
Taylor Wimpey PLC (Household Durables)	835,496	1,476,276
Thomas Cook Group PLC (Hotels, Restaurants & Leisure) (b)	637,000	1,471,787

	Shares	Value

United Kingdom (continued)
Vesuvius PLC (Machinery)	118,770	$924,375

		28,843,060

Total Common Stocks (Cost $95,588,925)		124,244,141

	Principal Amount
Short-Term Investment 1.0%
Repurchase Agreement 1.0%
United States 1.0%
State Street Bank and Trust Co. 0.00%, dated 10/31/13 due 11/1/13 Proceeds at Maturity $1,258,719 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 11/7/22, with a Principal Amount of $1,360,000 and a Market Value of $1,284,395) (Capital Markets)	$1,258,719	1,258,719

Total Short-Term Investment (Cost $1,258,719)		1,258,719

Total Investments (Cost $96,847,644) (e)	99.7%	125,502,860
Other Assets, Less Liabilities	0.3	364,671
Net Assets	100.0%	$125,867,531

(a)	Fair valued security—The total market value of these securities as of October 31, 2013 is $628,195, which represents 0.5% of the Fund’s net assets.

(b)	Non-income producing security.

(c)	Illiquid security—The total market value of this security as of October 31, 2013 is $1,443, which represents less than one-tenth of a percent of the Fund’s net assets.

(d)	May be sold to institutional investors only under Rule 144A or security offered pursuant to section 4(a)(2) of the security Act of 1933, as amended.

(e)	As of October 31, 2013, cost is $99,390,250 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$27,964,060
Gross unrealized depreciation	(1,851,450)

Net unrealized appreciation	$26,112,610

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments October 31, 2013 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks (b)	$123,615,946	$626,752	$1,443	$124,244,141
Short-Term Investment
Repurchase Agreement	—	1,258,719	—	1,258,719

Total Investments in Securities	$123,615,946	$1,885,471	$1,443	$125,502,860

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $1,443 is listed under Hong Kong in the Textiles, Apparel & Luxury Goods industry, within the Common Stocks section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

During the year ended October 31, 2013, an equity security with a total value of $671,801 was transferred from Level 3 to Level 2. The transfer occurred as a result of the equity security using an observable input for valuation measurement at October 31, 2013. For the year ended October 31, 2013, the fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of October 31, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2013 (a)
Common Stocks
Canada	$671,801	$—	$—	$—	$—	$—	$—	$(671,801)	$—	$—
Hong Kong	1,444	—	—	(1)	—	—	—	—	1,443	(1)

Total	$673,245	$—	$—	$(45,050)	$—	$—	$—	$(671,801)	$1,443	$(1)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

14	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay Epoch International Small Cap Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$1,045,255	0.8%
Auto Components	3,337,723	2.7
Building Products	607,749	0.5
Capital Markets	9,293,939	7.4
Chemicals	4,806,404	3.8
Commercial Banks	4,555,010	3.6
Commercial Services & Supplies	1,424,399	1.1
Communications Equipment	1,421,977	1.1
Construction & Engineering	4,607,824	3.7
Consumer Finance	714,843	0.6
Containers & Packaging	3,757,009	3.0
Distributors	1,206,290	1.0
Diversified Financial Services	3,756,604	3.0
Diversified Telecommunication Services	2,305,037	1.8
Electrical Equipment	984,019	0.8
Electronic Equipment & Instruments	2,063,501	1.6
Electronic Equipment, Instruments & Components	1,807,344	1.4
Energy Equipment & Services	2,703,243	2.1
Food & Staples Retailing	710,419	0.6
Food Products	1,537,660	1.2
Health Care Equipment & Supplies	1,763,897	1.4
Hotels, Restaurants & Leisure	7,425,569	5.9
Household Durables	4,031,655	3.2
Independent Power Producers & Energy Traders	981,974	0.8
Insurance	5,341,084	4.2
Internet & Catalog Retail	1,290,105	1.0
Internet Software & Services	1,501,063	1.2
IT Services	3,349,484	2.7
Life Sciences Tools & Services	2,720,242	2.2
Machinery	9,755,170	7.8
Media	9,394,466	7.5
Metals & Mining	808,591	0.6
Oil, Gas & Consumable Fuels	5,982,204	4.8
Pharmaceuticals	2,452,412	1.9
Professional Services	3,428,871	2.7
Real Estate Investment Trusts	923,218	0.7
Software	6,429,676	5.1
Specialty Retail	106,997	0.1
Textiles, Apparel & Luxury Goods	1,443	0.0 ‡
Thrifts & Mortgage Finance	1,363,234	1.1
Trading Companies & Distributors	2,810,440	2.2
Transportation Infrastructure	994,816	0.8

	125,502,860	99.7
Other Assets, Less Liabilities	364,671	0.3

Net Assets	$125,867,531	100.0%

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Assets and Liabilities as of October 31, 2013

Assets
Investment in securities, at value (identified cost $96,847,644)	$125,502,860
Cash denominated in foreign currencies (identified cost $208,381)	207,494
Receivables:
Investment securities sold	701,468
Dividends and interest	365,348
Fund shares sold	157,343
Other assets	33,199

Total assets	126,967,712

Liabilities
Payables:
Investment securities purchased	626,505
Fund shares redeemed	308,448
Manager (See Note 3)	110,457
Shareholder communication	14,226
Professional fees	14,184
Custodian	11,918
Transfer agent (See Note 3)	7,189
NYLIFE Distributors (See Note 3)	1,849
Trustees	298
Accrued expenses	5,107

Total liabilities	1,100,181

Net assets	$125,867,531

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$5,457
Additional paid-in capital	165,220,436

165,225,893
Undistributed net investment income	1,649,473
Accumulated net realized gain (loss) on investments and foreign currency transactions	(69,664,539)
Net unrealized appreciation (depreciation) on investments	28,655,216
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	1,488

Net assets	$125,867,531

Investor Class
Net assets applicable to outstanding shares	$901,216

Shares of beneficial interest outstanding	40,413

Net asset value per share outstanding	$22.30
Maximum sales charge (5.50% of offering price)	1.30

Maximum offering price per share outstanding	$23.60

Class A
Net assets applicable to outstanding shares	$4,323,404

Shares of beneficial interest outstanding	193,031

Net asset value per share outstanding	$22.40
Maximum sales charge (5.50% of offering price)	1.30

Maximum offering price per share outstanding	$23.70

Class C
Net assets applicable to outstanding shares	$916,492

Shares of beneficial interest outstanding	41,858

Net asset value and offering price per share outstanding	$21.90

Class I
Net assets applicable to outstanding shares	$119,726,419

Shares of beneficial interest outstanding	5,181,527

Net asset value and offering price per share outstanding	$23.11

16	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2013

Investment Income (Loss)
Income
Dividends (a)	$3,865,515
Interest (b)	45

Total income	3,865,560

Expenses
Manager (See Note 3)	1,520,494
Custodian	119,833
Transfer agent (See Note 3)	91,153
Registration	58,942
Professional fees	54,665
Distribution/Service—Investor Class (See Note 3)	1,964
Distribution/Service—Class A (See Note 3)	11,727
Distribution/Service—Class C (See Note 3)	15,126
Shareholder communication	27,236
Trustees	2,822
Miscellaneous	20,988

Total expenses before waiver/reimbursement	1,924,950
Expense waiver/reimbursement from Manager (See Note 3)	(69,109)

Net expenses	1,855,841

Net investment income (loss)	2,009,719

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	17,734,005
Foreign currency transactions	(85,338)

Net realized gain (loss) on investments and foreign currency transactions	17,648,667

Net change in unrealized appreciation (depreciation) on:
Investments	14,946,522
Translation of other assets and liabilities in foreign currencies	6,965

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	14,953,487

Net realized and unrealized gain (loss) on investments and foreign currency transactions	32,602,154

Net increase (decrease) in net assets resulting from operations	$34,611,873

(a)	Dividends recorded net of foreign withholding taxes in the amount of $290,305.

(b)	Interest recorded net of foreign withholding taxes in the amount of $5.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Statements of Changes in Net Assets

for the years ended October 31, 2013 and October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,009,719	$2,689,666
Net realized gain (loss) on investments and foreign currency transactions	17,648,667	48,004
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	14,953,487	15,624,876

Net increase (decrease) in net assets resulting from operations	34,611,873	18,362,546

Dividends to shareholders:
From net investment income:
Investor Class	(16,727)	—
Class A	(119,872)	—
Class C	(33,534)	—
Class I	(3,513,873)	(522,014)

Total dividends to shareholders	(3,684,006)	(522,014)

Capital share transactions:
Net proceeds from sale of shares	17,443,581	28,921,093
Net asset value of shares issued to shareholders in reinvestment of dividends	3,466,425	501,867
Cost of shares redeemed	(88,911,180)	(150,194,506)

Increase (decrease) in net assets derived from capital share transactions	(68,001,174)	(120,771,546)

Net increase (decrease) in net assets	(37,073,307)	(102,931,014)

Net Assets
Beginning of year	162,940,838	265,871,852

End of year	$125,867,531	$162,940,838

Undistributed net investment income at end of year	$1,649,473	$2,691,377

18	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,				January 1, 2010 through October 31,		November 16, 2009** through December 31,
Investor Class	2013	2012		2011	2010***		2009
Net asset value at beginning of period	$17.75	$16.30		$18.97	$15.81		$16.11

Net investment income (loss) (a)	0.21	0.16		0.10	0.04		0.00	‡
Net realized and unrealized gain (loss) on investments	4.73	1.30		(2.25)	3.13		(0.30)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.01)		(0.03)	(0.01)		—

Total from investment operations	4.93	1.45		(2.18)	3.16		(0.30)

Less dividends:
From net investment income	(0.38)	—		(0.49)	—		—

Redemption fee (b)	—	—		—	—		0.00	‡

Net asset value at end of period	$22.30	$17.75		$16.30	$18.97		$15.81

Total investment return (c)	28.37%	8.90%		(11.89%)	19.99	%(d)	(1.86	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.09%	0.99%		0.51%	0.30	%††	0.15	% ††
Net expenses	1.76%	1.73	%(e)	1.76%	1.85	%††	1.59	% ††
Expenses (before waiver/reimbursement)	1.81%	1.76	%(e)	1.76%	1.88	%††	1.59	% ††
Portfolio turnover rate	55%	44%		69%	41%		105%
Net assets at end of period (in 000’s)	$901	$780		$807	$303		$31

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Year ended October 31,				January 1, 2010 through October 31,		Year ended December 31,
Class A	2013	2012		2011	2010***		2009	2008
Net asset value at beginning of period	$17.80	$16.33		$18.95	$15.80		$10.98	$23.39

Net investment income (loss) (a)	0.23	0.19		0.10	0.02		0.06	0.03
Net realized and unrealized gain (loss) on investments	4.77	1.29		(2.24)	3.14		4.76	(11.51)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.01)		(0.03)	(0.01)		—	—

Total from investment operations	4.99	1.47		(2.17)	3.15		4.82	(11.48)

Less dividends and distributions:
From net investment income	(0.39)	—		(0.45)	—		—	—
From net realized gain on investments	—	—		—	—		—	(0.94)

Total dividends and distributions	(0.39)	—		(0.45)	—		—	(0.94)

Redemption fee (b)	—	—		—	—		0.00 ‡	0.01

Net asset value at end of period	$22.40	$17.80		$16.33	$18.95		$15.80	$10.98

Total investment return (c)	28.65%	9.00%		(11.82%)	19.94	%(d)	43.90%	(49.01%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.21%	1.15%		0.53%	0.12	%††	0.42%	0.17%
Net expenses	1.57%	1.61	%(e)	1.69%	1.89	%††	1.83%	1.74%
Expenses (before waiver/reimbursement)	1.62%	1.64	%(e)	1.69%	1.92	%††	1.83%	1.74%
Portfolio turnover rate	55%	44%		69%	41%		105%	107%
Net assets at end of period (in 000’s)	$4,323	$5,536		$5,261	$5,175		$2,749	$1,098

***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

20	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,				January 1, 2010 through October 31,		November 16, 2009** through December 31,
Class C	2013	2012		2011	2010***		2009
Net asset value at beginning of period	$17.44	$16.13		$18.84	$15.79		$16.11

Net investment income (loss) (a)	0.02	0.05		(0.05)	(0.04)		(0.01)
Net realized and unrealized gain (loss) on investments	4.71	1.27		(2.22)	3.10		(0.31)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.01)		(0.03)	(0.01)		—

Total from investment operations	4.72	1.31		(2.30)	3.05		(0.32)

Less dividends:
From net investment income	(0.26)	—		(0.41)	—		—

Redemption fee (b)	—	—		—	—		0.00	‡

Net asset value at end of period	$21.90	$17.44		$16.13	$18.84		$15.79

Total investment return (c)	27.42%	8.12%		(12.57%)	19.32	% (d)	(1.99	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.08%	0.30%		(0.29%)	(0.28	%)††	(0.65	%)††
Net expenses	2.52%	2.48	%(e)	2.51%	2.60	% ††	2.34	% ††
Expenses (before waiver/reimbursement)	2.57%	2.51	%(e)	2.51%	2.63	% ††	2.34	% ††
Portfolio turnover rate	55%	44%		69%	41%		105%
Net assets at end of period (in 000’s)	$916	$2,334		$2,064	$1,476		$25

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Financial Highlights selected per share data and ratios

	Year ended October 31,				January 1, 2010 through October 31,		Year ended December 31,
Class I	2013	2012		2011	2010***		2009	2008
Net asset value at beginning of period	$18.35	$16.83		$19.51	$16.24		$11.16	$23.77

Net investment income (loss) (a)	0.29	0.21		0.13	0.04		0.09	0.06
Net realized and unrealized gain (loss) on investments	4.91	1.35		(2.29)	3.24		4.99	(11.69)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.01)		(0.03)	(0.01)		—	—

Total from investment operations	5.19	1.55		(2.19)	3.27		5.08	(11.63)

Less dividends and distributions:
From net investment income	(0.43)	(0.03)		(0.49)	—		—	(0.04)
From net realized gain on investments	—	—		—	—		—	(0.94)

Total dividends and distributions	(0.43)	(0.03)		(0.49)	—		—	(0.98)

Redemption fee (b)	—	—		—	—		—	0.00 ‡

Net asset value at end of period	$23.11	$18.35		$16.83	$19.51		$16.24	$11.16

Total investment return (c)	28.97%	9.26%		(11.59%)	20.14	%(d)	45.52%	(48.89%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.48%	1.27%		0.69%	0.31	%††	0.67%	0.30%
Net expenses	1.32%	1.36	%(e)	1.44%	1.65	%††	1.60%	1.49%
Expenses (before waiver/reimbursement)	1.37%	1.39	%(e)	1.44%	1.67	%††	1.60%	1.49%
Portfolio turnover rate	55%	44%		69%	41%		105%	107%
Net assets at end of period (in 000’s)	$119,726	$154,291		$257,740	$178,909		$167,568	$149,505

***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

22	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-four funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Epoch International Small Cap Fund (the “Fund”), a diversified fund. The Fund is the successor to the Epoch International Small Cap Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Epoch Investment Partners, Inc. served as investment advisor. The financial statements of the Fund reflect the historical results of the Institutional Class and Class P shares of the Predecessor Fund prior to its reorganization on November 16, 2009. Upon the completion of the reorganization, the Class I and Class A shares of the Fund assumed the performance, financial and other information of the Institutional Class and Class P shares of the Predecessor Fund, respectively. All information and references to periods prior to November 16, 2009 refer to the Predecessor Fund.

The Fund currently offers four classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class A and Class I shares commenced operations (under former designations) on August 2, 2006 and January 25, 2005, respectively. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation measurements under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are estimated within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring the fair value of investments)

mainstayinvestments.com	23

Notes to Financial Statements (continued)

The aggregate value by input level, as of October 31, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be measured using the methodologies described above are valued by methods deemed in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2013, the Fund held securities with a value of $628,195 that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds an established threshold. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2013, foreign equity securities held by the Fund were not fair valued in such a manner.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Fund’s Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of

24	MainStay Epoch International Small Cap Fund

trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended October 31, 2013, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between

mainstayinvestments.com	25

Notes to Financial Statements (continued)

the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2013, the Fund did not hold any rights or warrants.

(K)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2013.

(L)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

26	MainStay Epoch International Small Cap Fund

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 1.10% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 1.05%. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.65% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2013, New York Life Investments earned fees from the Fund in the amount of $1,520,494 and waived its fees and/or reimbursed expenses in the amount of $69,109.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $691 and $819, respectively, for the year ended October 31, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares of $110 for the year ended October 31, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2013, were as follows:

Investor Class	$1,963
Class A	2,971
Class C	3,917
Class I	82,302

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2013, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$3,096,410	$(68,568,870)	$—	$26,114,098	$(39,358,362)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and Passive Foreign Investment Company (“PFIC”) adjustments.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2013 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$632,383	$(632,383)	$—

The reclassifications for the Fund are primarily due to foreign currency gain (loss) and PFIC adjustments.

mainstayinvestments.com	27

Notes to Financial Statements (continued)

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $68,568,870 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2016	$1,805	$—
2017	66,764	—
Total	$68,569	$—

The Fund utilized $15,675,692 of capital loss carryforwards during the year ended October 31, 2013.

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 shown in the Statements of Changes in Net Assets was as follows:

	2013	2012
Distributions paid from: Ordinary Income	$3,684,006	$522,014

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon and State Street, who serve as the agents to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 28, 2013, the aggregate commitment amount was $200,000,000 with an optional maximum amount of $250,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2013.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2013, purchases and sales of securities, other than short-term securities, were $75,651 and $145,997, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2013:
Shares sold	9,584	$185,440
Shares issued to shareholders in reinvestment of dividends and distributions	955	16,724
Shares redeemed	(8,561)	(162,533)

Net increase (decrease) in shares outstanding before conversion	1,978	39,631
Shares converted into Investor Class (See Note 1)	2,342	49,216
Shares converted from Investor Class (See Note 1)	(7,860)	(151,952)

Net increase (decrease)	(3,540)	$(63,105)

Year ended October 31, 2012:
Shares sold	9,758	$163,883
Shares redeemed	(13,238)	(217,065)

Net increase (decrease) in shares outstanding before conversion	(3,480)	(53,182)
Shares converted into Investor Class (See Note 1)	1,571	27,593
Shares converted from Investor Class (See Note 1)	(3,667)	(63,819)

Net increase (decrease)	(5,576)	$(89,408)

28	MainStay Epoch International Small Cap Fund

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	82,136	$1,611,829
Shares issued to shareholders in reinvestment of dividends and distributions	6,337	111,287
Shares redeemed	(211,922)	(4,093,515)

Net increase (decrease) in shares outstanding before conversion	(123,449)	(2,370,399)
Shares converted into Class A (See Note 1)	7,834	151,952
Shares converted from Class A (See Note 1)	(2,333)	(49,216)

Net increase (decrease)	(117,948)	$(2,267,663)

Year ended October 31, 2012:
Shares sold	58,120	$968,074
Shares redeemed	(71,415)	(1,193,803)

Net increase (decrease) in shares outstanding before conversion	(13,295)	(225,729)
Shares converted into Class A (See Note 1)	3,659	63,819
Shares converted from Class A (See Note 1)	(1,568)	(27,593)

Net increase (decrease)	(11,204)	$(189,503)

Class C	Shares	Amount
Year ended October 31, 2013:
Shares sold	8,869	$161,518
Shares issued to shareholders in reinvestment of dividends and distributions	1,934	33,494
Shares redeemed	(102,808)	(1,933,364)

Net increase (decrease)	(92,005)	$(1,738,352)

Year ended October 31, 2012:
Shares sold	26,078	$431,241
Shares redeemed	(20,148)	(323,265)

Net increase (decrease)	5,930	$107,976

Class I	Shares	Amount
Year ended October 31, 2013:
Shares sold	782,357	$15,484,794
Shares issued to shareholders in reinvestment of dividends and distributions	182,794	3,304,920
Shares redeemed	(4,191,669)	(82,721,768)

Net increase (decrease)	(3,226,518)	$(63,932,054)

Year ended October 31, 2012:
Shares sold	1,669,355	$27,357,895
Shares issued to shareholders in reinvestment of dividends and distributions	30,903	501,867
Shares redeemed	(8,610,871)	(148,460,373)

Net increase (decrease)	(6,910,613)	$(120,600,611)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2013, events and transactions subsequent to October 31, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	29

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Epoch International Small Cap Fund (the “Fund”), one of the funds comprising MainStay Funds Trust, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period ended October 31, 2013, the ten-month period ended October 31, 2010, and the period ended December 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2008 were audited by other auditors, whose report dated February 27, 2009, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Epoch International Small Cap Fund of MainStay Funds Trust as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period ended October 31, 2013, the ten-month period ended October 31, 2010, and the period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 20, 2013

30	MainStay Epoch International Small Cap Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2013, the Fund designated approximately $3,974,316 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In accordance with federal tax law, the Fund elects to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2013:

•	the total amount of taxes paid to foreign countries was $290,310

•	the total amount of income sourced from foreign countries was $4,155,820

In February 2014, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2013. The amount that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2013.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	31

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008***.	Chief Investment Officer, New York Life Insurance Company (since 2011); President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC (since 2008); Member of the Board, MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, and Cornerstone Capital Management Holdings LLC (fka Madison Square Investors LLC) (since 2008); Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012); Member of the Board of Private Advisors, L.L.C.(since 2010); Member of the Board of MCF Capital Management LLC (since 2012); and President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	79

MainStay VP Funds Trust:
Trustee since 2008
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

32	MainStay Epoch International Small Cap Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990***.	President; Strategic Management Advisors LLC (since 1990)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (50 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011; Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios); State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002***.	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	79

MainStay VP Funds Trust:
Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Managing Director, ICC Capital Management; President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	79

MainStay VP Funds Trust: Trustee
since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

mainstayinvestments.com	33

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009.	Visiting Professor, University of California—San Diego (since 2012); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School Business, University of Chicago (since 2008)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	79

MainStay VP Funds Trust:
Trustee since 1997
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (25 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

34	MainStay Epoch International Small Cap Fund

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.*

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance, New York Life Investment Management LLC (since 2009); Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2009)**; Assistant Secretary, MainStay Funds (2006 to 2008) and MainStay VP Series Fund, Inc. (2005 to 2008)**
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (2006 to 2012); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

mainstayinvestments.com	35

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-31957 MS322-13	MSEISC11-12/13 NL0F4

MainStay High Yield Municipal Bond Fund

Message from the President and Annual Report

October 31, 2013

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Message from the President

With a few notable exceptions, major stock markets around the world tended to advance strongly during the 12 months ended October 31, 2013. According to Russell data, many U.S. stock indexes rose more than 25%, and some exceeded 30%. In the United States, growth stocks tended to outperform value stocks, but the differences were slight among large-capitalization issues.

European stocks were generally strong, with some regional variations. The market seemed convinced that the European Union would remain intact and that economic recovery would be possible, even in troubled peripheral nations. Japanese stocks advanced as the yen weakened and monetary and fiscal stimulus plans went into effect. Slowing growth prospects for China, however, led to weaker stock-market performance for that nation and its major suppliers, including Peru, Chile and Indonesia.

In the United States, stocks were buoyed by steady progress in corporate earnings and general improvements in profits. Stock prices occasionally faltered as politicians debated the so-called fiscal cliff, imposed a government shutdown and wrangled over debt limits. But stocks quickly recovered when agreements were reached and the government shutdown ended.

The Federal Reserve maintained the federal funds target rate in a range near zero, which drew money into stocks. When the Federal Reserve suggested that it might begin to gradually taper its security purchases, however, U.S. Treasury yields rose sharply. Stocks that tend to serve as a proxy for yield, including real estate investment trusts (REITs) and utilities, sold off. In September, the Federal Reserve noted that economic conditions did not yet warrant the anticipated tapering, and the announcement helped calm investor concerns.

Rising interest rates left many bond investors in negative territory for the 12 months ended October 31, 2013. (Bond prices tend to fall as interest rates rise and tend to rise as interest rates fall.) As an asset class, U.S. Treasury securities generally provided negative total returns, as did many high-grade bonds. Searching for additional yield, many fixed-income investors took on the higher risk of high-yield bonds, which advanced during the reporting period. Others moved into convertible bonds, which generally benefited from the rising stock market.

Through all of these market changes, the portfolio managers of MainStay Funds focused on the investment objectives of their respective Funds and on the available investment strategies. Our portfolio managers used disciplined investment techniques, seeking to achieve long-term results consistent with their mandate.

Whether the markets go up or down, we believe that shareholders do well to maintain a long-term, wide-range perspective. With appropriate diversification, negative results in one asset class may be balanced by positive results in others. While some investors find volatility troublesome, experienced investors know that without it, market opportunities would be limited.

The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2013. While past performance is no guarantee of future results, we encourage you to get invested, stay invested and add to your investments whenever you can.

We thank you for choosing MainStay Funds, and we look forward to strengthening our relationship over time.

Sincerely,

Stephen P. Fisher

President

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2013

Class	Sales Charge		One Year	Since Inception (3/31/10)	Gross Expense Ratio[2]
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–8.31 –3.99%	6.16 7.53%	0.95 0.95%
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–8.36 –4.05	6.23 7.60	0.93 0.93
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–5.72 –4.81	6.72 6.72	1.69 1.69
Class I Shares	No Sales Charge		–3.80	7.83	0.68

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Since Inception
Barclays Municipal Bond Index[3]	–1.72%	4.48%
High Yield Municipal Bond Composite Index[4]	–2.18	6.03
Average Lipper High Yield Municipal Debt Fund[5]	–4.56	5.18

3.	The Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. The Barclays Municipal Bond Index is the Fund’s broad-based securities market index for comparison purposes. Results assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The High Yield Municipal Bond Composite Index consists of the Barclays High Yield Municipal Bond Index and the Barclays Municipal Bond Index weighted 60%/40%, respectively. The Barclays High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The High Yield Municipal Bond Composite Index is the Fund’s secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The average Lipper high yield municipal debt fund is representative of funds that typically invest 50% or more of their assets in municipal debt issues rated BBB or less. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividends and capital gains reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay High Yield Municipal Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay High Yield Municipal Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2013, to October 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2013, to October 31, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/13	Ending Account Value (Based on Actual Returns and Expenses) 10/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$920.60	$4.41	$1,020.60	$4.63

Class A Shares	$1,000.00	$920.00	$4.26	$1,020.80	$4.48

Class C Shares	$1,000.00	$916.10	$8.02	$1,016.80	$8.44

Class I Shares	$1,000.00	$921.20	$3.00	$1,022.10	$3.16

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.91% for Investor Class, 0.88% for Class A, 1.66% for Class C and 0.62% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of October 31, 2013 (Unaudited)

California	18.1%
Texas	10.1
Michigan	7.8
Colorado	5.4
New York	5.0
Ohio	4.8
Virginia	4.7
Pennsylvania	4.5
Arizona	4.3
Florida	4.1
New Jersey	2.9
Alabama	2.5
Guam	2.4
Indiana	2.3
Illinois	2.0
Iowa	1.8
Louisiana	1.8
Oklahoma	1.7
Wisconsin	1.5
Missouri	1.1
Washington	1.0
District of Columbia	0.9
Rhode Island	0.8
Massachusetts	0.7

Alaska	0.7%
Maryland	0.6
New Hampshire	0.5
U.S. Virgin Islands	0.5
Puerto Rico	0.4
West Virginia	0.4
Delaware	0.3
South Dakota	0.3
Nevada	0.3
Georgia	0.3
Connecticut	0.3
Nebraska	0.3
Multi-State	0.3
Minnesota	0.2
Kentucky	0.2
Wyoming	0.2
Mississippi	0.1
Utah	0.1
Arkansas	0.1
Vermont	0.1
Tennessee	0.1
Other Assets, Less Liabilities	1.5

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of October 31, 2013 (excluding short-term investment) (Unaudited)

1.	Harris County-Houston Sports Authority, Revenue Bonds (zero coupon)–5.375%, due 11/15/13–11/15/41

2.	Detroit, Michigan Water Supply System, Revenue Bonds, 4.50%–5.25%, due 7/1/26–7/1/41

3.	Texas Private Activity Bond Surface Transportation Corp., NTE Mobility, Revenue Bonds, 6.75%–6.875%, due 12/31/39–6/30/43

4.	Maricopa County Pollution Control Corp., Arizona Public Service Co., Revenue Bonds, 0.08%, due 5/1/29

5.	San Joaquin Hills Transportation Corridor Agency, Revenue Bonds (zero coupon)–5.375%, due 1/15/24–1/15/36
6.	New York City Industrial Development Agency, Pilot-Queens Baseball Stadium, Revenue Bonds, 4.75%–5.00%, due 1/1/36–1/1/46

7.	Denver Convention Center Hotel Authority, Revenue Bonds, 4.75%–5.00%, due 12/1/35

8.	Central Texas Regional Mobility Authority, Revenue Bonds (zero coupon)–6.75%, due 1/1/23–1/1/41

9.	Tobacco Securitization Authority Northern California, Asset-Backed, Revenue Bonds, 5.125%–5.50%, due 6/1/38–6/1/46

10.	Roanoke Economic Development Authority, Carilion Health SYS-A-2, Revenue Bonds, 0.16%, due 7/1/36

8	MainStay High Yield Municipal Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, and Michael Petty of MacKay Shields, LLC, the Fund’s Subadvisor.

How did MainStay High Yield Municipal Bond Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2013?

Excluding all sales charges, MainStay High Yield Municipal Bond Fund returned –3.99% for Investor Class shares, –4.05% for Class A shares and –4.81% for Class C shares for the 12 months ended October 31, 2013. Over the same period, Class I shares returned –3.80%. For the 12 months ended October 31, 2013, all share classes underperformed the –1.72% return of the Barclays Municipal Bond Index,1 which is the Fund’s broad-based securities-market index; the –2.18% return of the High Yield Municipal Bond Composite Index,1 which is the Fund’s secondary benchmark; and the –2.52% return of the Barclays High Yield Municipal Bond Index,1 which is a component of the Fund’s secondary benchmark. Over the same period, Investor Class, Class A and Class I shares outperformed—and Class C shares underperformed—the –4.56% return of the average Lipper2 high yield municipal debt fund. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund was positioned with a longer-maturity, lower-rating profile than the Barclays Municipal Bond Index, which contains only investment-grade bonds. The Fund outperformed the Barclays Municipal Bond Index during the first six months of the reporting period as credit spreads3 narrowed. As municipal mutual fund outflows increased from June through August 2013, however, the municipal yield curve steepened and credit spreads widened. These conditions detracted from the Fund’s performance relative to the benchmark. The Fund’s position in tobacco bonds also detracted from performance relative to the Barclays Municipal Bond Index. These non-investment-grade bonds are excluded from the benchmark. On the upside, having no exposure to Puerto Rico bonds for most of the reporting period was a positive contributor to relative performance, as Puerto Rico was the worst-performing sector in the Barclays Municipal Bond Index during the reporting period. (Contributions take weightings and total returns into account.)

What was the Fund’s duration4 strategy during the reporting period?

The Fund’s duration is targeted to be in a neutral range relative to the municipal bonds in which the Fund can invest, as outlined in the Prospectus.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

A combination of factors affected the municipal market during the reporting period. Among these were stronger economic data, which prompted speculation about a rotation from bonds to equities, and suggestions that the Federal Reserve might taper its bond purchases. Financial difficulties in Detroit and Puerto Rico also affected the market. Together, these forces drew money away from municipal mutual funds in 2013. This caused municipal yields to move materially higher and drove bond prices lower. This rapid change in market sentiment created opportunities for the Fund to reposition itself in several ways. We focused on selling securities that had fallen in value, as we sought to realize losses that could offset current and future gains in the Fund. During periods of institutional market illiquidity, we targeted the strong appetite for individual bonds among retail investors to execute sales at prices we viewed as favorable relative to the market. We used the proceeds to buy bonds that became available because of industry outflows. Some of these purchases during October 2013 were Puerto Rico credits that had precipitously fallen in price during the summer. We limited these Puerto Rico purchases to bonds that were of intermediate maturity and were guaranteed to pay principal and interest by monoline insurers,5 as we still were concerned about the Commonwealth’s fiscal condition.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

Relative to the Barclays Municipal Bond Index, the most significant positive contribution to the Fund’s performance came from our decision during the first 11 months of the reporting period to avoid securities issued by the Commonwealth of Puerto Rico. For the 12-month period, Puerto Rico bonds underperformed the broad municipal market by more than 15 percentage points. The higher-quality, defensively-structured portion of the Fund produced strong relative performance.

The biggest detractors from the Fund’s relative performance during the reporting period were yield-curve positioning and credit quality. Longer-maturity municipal bonds underperformed municipal bonds with shorter maturities during the reporting period, and credit spreads widened when compared to the beginning of the reporting period.

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered to be a more accurate sensitivity gauge than average maturity.
5.	Monoline insurance is a form of credit enhancement designed to provide bondholders with an extra measure of protection, often in the form of a credit wrap. Typically, the insurer carries a higher credit rating than the issuer of the bond.

mainstayinvestments.com	9

Did the Fund make any significant purchases or sales during the reporting period?

The Fund remained focused on diversification and liquidity, so no individual purchase or sale would have been considered significant during the reporting period.

How did the Fund’s sector weightings change during the reporting period?

As our Fund strategy did not materially change during the reporting period, there were no major changes to the structure of the portfolio. Sectors that we continued to favor were marginally increased, including health care, industrial development revenue bonds and charter schools. We decreased exposure to municipal bond exchange-traded funds and to the public power and appropriated sectors of the municipal bond market. From a state perspective, we opportunistically increased the Fund’s exposure to Michigan credits after the Detroit bankruptcy filing, as forced selling of Detroit credits pushed prices lower.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2013, the Fund held underweight positions relative to the Barclays High Yield Municipal Bond Index in industrial development revenue bonds, land-secured infrastructure projects, health care, tobacco and alternative minimum tax bonds. As of the same date, the Fund had overweight positions relative to the Barclays High Yield Municipal Bond Index in the transportation, education and airline sectors. In terms of quality breakdown, the Fund held overweight positions in bonds rated BB6 and BBB,7 which together represented approximately 70% of the Fund’s holdings as of October 31, 2013. Because of our preference for liquidity, the Fund held an underweight position in bonds that were not rated by at least one of the rating agencies. The Fund’s duration was slightly longer than that of the Barclays High Yield Municipal Bond Index at the end of the reporting period.

6.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. It is the opinion of S&P, however, that the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
7.	An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. It is the opinion of S&P, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay High Yield Municipal Bond Fund

Portfolio of Investments October 31, 2013

	Principal Amount	Value

Municipal Bonds 98.0%†
Alabama 2.5%
Alabama Water Pollution Control Authority, Revenue Bonds
Series B, Insured: AMBAC 4.125%, due 2/15/14	$1,060,000	$1,053,417
Series B, Insured: AMBAC 4.25%, due 2/15/15	1,150,000	1,113,464
Birmingham Jefferson Civic Center, Special Tax
Series A, Insured: AMBAC 4.125%, due 7/1/17	200,000	195,664
Series A, Insured: AMBAC 4.25%, due 7/1/16	245,000	242,979
Series A, Insured: AMBAC 4.50%, due 7/1/22	250,000	230,170
Series A, Insured: AMBAC 4.50%, due 7/1/23	100,000	90,057
Birmingham-Baptist Medical Centers Special Care Facilities Financing Authority, Baptist Health System, Inc., Revenue Bonds
Series A 5.00%, due 11/15/30	690,000	649,594
Colbert County-Northwest Alabama Health Care Authority, Revenue Bonds 5.75%, due 6/1/27	4,000,000	3,641,040
Jefferson County, Limited General Obligation
Series A, Insured: NATL-RE 5.00%, due 4/1/21	1,250,000	1,163,087
Series A, Insured: NATL-RE 5.25%, due 4/1/17	570,000	558,429
Jefferson County, Limited Obligation School, Revenue Bonds
Series A, Insured: AMBAC 4.75%, due 1/1/25	3,740,000	3,492,861
Series A 4.75%, due 1/1/25	650,000	607,048
Series A 5.25%, due 1/1/15	710,000	708,481
Series A 5.25%, due 1/1/16	240,000	239,515
Series A 5.25%, due 1/1/17	330,000	329,366
Series A 5.50%, due 1/1/21	2,250,000	2,245,590
Jefferson County, Public Building Authority, Revenue Bonds
Insured: AMBAC 5.00%, due 4/1/14	1,250,000	1,243,725

	Principal Amount	Value

Alabama (continued)
Jefferson County, Public Building Authority, Revenue Bonds (continued)
Insured: AMBAC 5.00%, due 4/1/15	$1,510,000	$1,481,521
Insured: AMBAC 5.00%, due 4/1/16	590,000	568,436
Insured: AMBAC 5.00%, due 4/1/26	4,500,000	3,615,660
Insured: AMBAC 5.125%, due 4/1/18	1,115,000	1,038,667
Insured: AMBAC 5.125%, due 4/1/21	250,000	218,613

		24,727,384

Alaska 0.7%
Northern Tobacco Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds
Series A 5.00%, due 6/1/46	9,545,000	6,608,767

Arizona 4.3%
Apache County Industrial Development Authority, Tucson Electric Power Co. Project, Revenue Bonds
Series A 4.50%, due 3/1/30	1,500,000	1,418,460
Arizona Health Facilities Authority, Phoenix Children’s Hospital, Revenue Bonds
5.00%, due 2/1/34	3,850,000	3,659,155
5.00%, due 2/1/42	2,690,000	2,478,163
Florence Town, Inc. Industrial Development Authority, Legacy Traditional School Project, Revenue Bonds 6.00%, due 7/1/43	3,250,000	2,897,277
♦Maricopa County Pollution Control Corp., Arizona Public Service Co., Revenue Bonds
Series B 0.08%, due 5/1/29 (a)	15,500,000	15,500,000
Phoenix Industrial Development Authority, Espiritu Community Development Corp., Revenue Bonds
Series A 6.25%, due 7/1/36	875,000	812,070
Phoenix Industrial Development Authority, Great Hearts Academies Project, Revenue Bonds 6.40%, due 7/1/47	1,000,000	955,870

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2013. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Arizona (continued)
Pima County Industrial Development Authority, Edkey Charter Schools Project, Revenue Bonds
6.00%, due 7/1/33	$1,500,000	$1,420,065
6.00%, due 7/1/43	2,250,000	2,033,933
Pima County Industrial Development Authority, Paradise Education Center Project, Revenue Bonds
Series A 5.00%, due 6/1/16	65,000	65,057
Series A 5.875%, due 6/1/33	645,000	626,353
6.10%, due 6/1/45	1,100,000	1,055,417
Pima County Industrial Development Authority, Tucson Electric Power Co. Project, Revenue Bonds 4.00%, due 9/1/29	6,715,000	6,040,613
Yavapai County Industrial Development Authority, Agribusiness and Equine Center, Revenue Bonds
5.125%, due 3/1/42	2,340,000	1,951,841
7.875%, due 3/1/42	500,000	546,615

		41,460,889

Arkansas 0.1%
Pulaski County Public Facilities Board, Carti Project, Revenue Bonds 5.50%, due 7/1/43	1,000,000	999,920

California 18.0%
Alameda Corridor Transportation Authority, Revenue Bonds Series 1999-A, Insured: NATL-RE (zero coupon), due 10/1/35	3,440,000	1,029,695
Anaheim Public Financing Authority, Public Improvement Project, Revenue Bonds
Series A-1, Insured: NATL-RE 4.75%, due 9/1/33	12,200,000	12,220,374
Bassett Unified School District, Unlimited General Obligation
Series C, Insured: NATL-RE (zero coupon), due 8/1/41	2,050,000	359,303
Series C, Insured: NATL-RE (zero coupon), due 8/1/42	2,000,000	328,300
California County Tobacco Securitization Agency, Asset Backed, Los Angeles County, Sonoma County Corp., Revenue Bonds 5.125%, due 6/1/38	4,935,000	3,703,076

	Principal Amount	Value

California (continued)
California County Tobacco Securitization Agency, Asset Backed, Revenue Bonds 5.65%, due 6/1/41	$8,600,000	$6,438,992
California Educational Facilities Authority, Dominican University, Revenue Bonds 5.00%, due 12/1/36	650,000	622,511
California Municipal Finance Authority, Community Hospitals Center, Revenue Bonds 5.50%, due 2/1/39	1,640,000	1,641,689
California Municipal Finance Authority, Santa Rosa Academy Project, Revenue Bonds
Series A 5.75%, due 7/1/30	1,000,000	967,660
Series A 6.00%, due 7/1/42	1,500,000	1,421,490
California Municipal Finance Authority, Southwestern Law School, Revenue Bonds 6.50%, due 11/1/41	1,000,000	1,111,840
California Municipal Finance Authority, University of La Verne, Revenue Bonds
Series A 6.25%, due 6/1/40	500,000	525,800
California Pollution Control Financing Authority, Daily Paper Pacific Gas & Electric, Revenue Bonds
Series C 0.06%, due 11/1/26 (a)	5,500,000	5,500,000
California Pollution Control Financing Authority, Revenue Bonds 5.00%, due 7/1/37 (b)(c)	5,000,000	4,441,150
California School Finance Authority, Classical Academies Project, Revenue Bonds
Series A-1 7.375%, due 10/1/43	1,000,000	1,026,310
California School Finance Authority, Coastal Academy Project, Revenue Bonds
Series A 5.00%, due 10/1/33	680,000	606,621
Series A 5.00%, due 10/1/42	1,240,000	1,040,992
California State Municipal Finance Authority, Partnerships Uplift Community Project, Revenue Bonds
Series A 4.75%, due 8/1/22	245,000	236,474
Series A 5.25%, due 8/1/42	1,700,000	1,464,125
Series A 5.30%, due 8/1/47	675,000	576,848

12	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
California State Public Works Board, Capital Project, Revenue Bonds
Series I-1 6.625%, due 11/1/34	$1,000,000	$1,005,290
California Statewide Communities Development Authority, Aspire Public Schools, Revenue Bonds
5.20%, due 7/1/20	20,000	20,065
6.00%, due 7/1/40	1,995,000	1,890,901
6.375%, due 7/1/45	2,980,000	2,945,700
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds 7.50%, due 11/1/41	1,000,000	1,110,700
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds
5.125%, due 11/1/23	500,000	472,125
5.625%, due 11/1/33	680,000	609,035
5.875%, due 11/1/43	435,000	380,303
California Statewide Communities Development Authority, Sonoma Country Day School, Revenue Bonds 4.375%, due 7/1/29	8,100,000	5,340,087
Cathedral City Public Financing Authority, Tax Allocation
Series A, Insured: NATL-RE (zero coupon), due 8/1/23	925,000	571,696
Series A, Insured: NATL-RE (zero coupon), due 8/1/26	1,085,000	542,457
Ceres Unified School District, Unlimited General Obligation
Series A (zero coupon), due 8/1/45	7,400,000	855,070
Contra Costa County Public Financing Authority, Contra Costa Centre Project, Tax Allocation
Series A, Insured: RADIAN 4.375%, due 8/1/21	250,000	216,058
Davis Redevelopment Agency, Davis Redevelopment Project, Tax Allocation
Series A 7.00%, due 12/1/36	1,375,000	1,585,581
Fontana Unified School District, Unlimited General Obligation
Series C (zero coupon), due 8/1/38	10,000,000	2,337,400
Series C (zero coupon), due 8/1/39	17,900,000	3,915,804

	Principal Amount	Value

California (continued)
Fontana Unified School District, Unlimited General Obligation (continued)
Series C (zero coupon), due 8/1/43	$16,000,000	$2,708,800
Series C (zero coupon), due 8/1/44	8,000,000	1,272,080
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds
(zero coupon), due 1/15/26	15,000,000	6,911,700
Insured: NATL-RE (zero coupon), due 1/15/30	430,000	154,916
(zero coupon), due 1/15/31	15,000,000	4,867,050
Insured: NATL-RE (zero coupon), due 1/15/31	1,145,000	380,919
5.75%, due 1/15/40	485,000	475,305
Fresno, California Unified School District Education, Unlimited General Obligation
Series G (zero coupon), due 8/1/41	10,000,000	1,601,000
Golden State Tobacco Securitization Corp., Asset Backed, Revenue Bonds
Series A-1 5.125%, due 6/1/47	5,000,000	3,504,350
Series A-2 5.30%, due 6/1/37	5,000,000	3,725,200
Series A-1 5.75%, due 6/1/47	6,000,000	4,629,120
Golden State Tobacco Securitization Corp., Revenue Bonds
Series A, Insured: AGC 5.00%, due 6/1/45	4,920,000	4,858,205
Hayward Unified School District, Unlimited General Obligation
Series A, Insured: AGM (zero coupon), due 8/1/37	6,135,000	1,312,706
Lancaster Financing Authority, Lancaster Residential Project 5 & 6, Tax Allocation Insured: AMBAC 5.00%, due 2/1/16	325,000	311,916
Lemoore Redevelopment Agency, Lemoore Redevelopment Project, Tax Allocation 7.375%, due 8/1/40	1,000,000	1,069,750
Mendocino-Lake Community College District, Unlimited General Obligation
Series B, Insured: AGM (zero coupon), due 8/1/39	8,400,000	1,534,932
Series B, Insured: AGM (zero coupon), due 8/1/51	40,000,000	2,680,400
Oakley Redevelopment Agency, Revenue Bonds
Series A, Insured: AMBAC 5.00%, due 9/1/33	100,000	85,085

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
Riverside County Transportation Commission, Senior Lien, Revenue Bonds
Series A 5.75%, due 6/1/48	$1,480,000	$1,475,042
Rohnerville California School District, Unlimited General Obligation
Series B, Insured: AGM (zero coupon), due 8/1/42	1,000,000	186,360
Series B, Insured: AGM (zero coupon), due 8/1/47	1,000,000	126,290
Sacramento Regional Art Facilities Financing Authority, Certificates of Participation Insured: AMBAC 5.00%, due 9/1/32	3,250,000	2,980,315
San Bernardino County Redevelopment Agency, Sevaine Redevelopment Project, Tax Allocation
Series A, Insured: RADIAN 5.00%, due 9/1/25	50,000	49,230
San Buenaventura, Community Memorial Health System, Revenue Bonds 7.50%, due 12/1/41	6,150,000	6,791,629
San Francisco City and County Redevelopment Agency, Mission Bay South Redevelopment, Tax Allocation
Series D 7.00%, due 8/1/41	435,000	464,824
San Francisco City and County Redevelopment Agency, Successor Agency Community, 6-Mission Bay Public Improvements, Special Tax
Series C (zero coupon), due 8/1/37	5,015,000	1,077,723
Series C (zero coupon), due 8/1/38	2,000,000	399,960
♦San Joaquin Hills Transportation Corridor Agency, Revenue Bonds
Series A, Insured: NATL-RE (zero coupon), due 1/15/24	265,000	147,414
Series A, Insured: NATL-RE (zero coupon), due 1/15/25	1,710,000	888,396
Series A, Insured: NATL-RE (zero coupon), due 1/15/26	600,000	291,594
Series A, Insured: NATL-RE (zero coupon), due 1/15/30	500,000	182,985
Series A, Insured: NATL-RE (zero coupon), due 1/15/32	1,510,000	478,761
Series A, Insured: NATL-RE (zero coupon), due 1/15/34	6,610,000	1,832,887

	Principal Amount	Value

California (continued)
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds (continued)
Series A, Insured: NATL-RE (zero coupon), due 1/15/36	$12,300,000	$2,952,738
Series A, Insured: NATL-RE 5.25%, due 1/15/30	6,590,000	6,359,416
Series A, Insured: NATL-RE 5.375%, due 1/15/29	2,225,000	2,189,645
San Jose Redevelopment Agency, Merged Area Redevelopment Project, Tax Allocation Insured: XLCA 4.50%, due 8/1/33	790,000	698,976
San Ysidro School District, Unlimited General Obligation Series F, Insured: AGM (zero coupon), due 8/1/49	27,410,000	2,224,870
Stockton Public Financing Authority, Parking & Capital Projects, Revenue Bonds
Insured: NATL-RE 4.25%, due 9/1/15	25,000	24,435
Insured: NATL-RE 4.80%, due 9/1/20	125,000	116,019
Insured: NATL-RE 5.125%, due 9/1/30	2,900,000	2,445,425
Insured: NATL-RE 5.25%, due 9/1/23	345,000	316,341
Insured: NATL-RE 5.25%, due 9/1/24	100,000	90,377
Insured: NATL-RE 5.25%, due 9/1/34	350,000	293,755
Insured: NATL-RE 5.375%, due 9/1/21	175,000	166,131
Stockton Public Financing Authority, Redevelopment Projects, Revenue Bonds
Series A, Insured: RADIAN 5.00%, due 9/1/23	100,000	80,007
Series A, Insured: RADIAN 5.00%, due 9/1/24	330,000	258,713
Series A, Insured: RADIAN 5.25%, due 9/1/31	120,000	87,830
Stockton Public Financing Authority, Revenue Bonds
Series A, Insured: NATL-RE 4.00%, due 8/1/19	50,000	45,194
Stockton Redevelopment Agency, Stockton Events Center-Arena Project, Revenue Bonds
Insured: NATL-RE 4.00%, due 9/1/21	75,000	69,174
Insured: NATL-RE 4.125%, due 9/1/22	100,000	90,802

14	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
Stockton Redevelopment Agency, Stockton Events Center-Arena Project, Revenue Bonds (continued)
Insured: NATL-RE 4.25%, due 9/1/24	$215,000	$188,931
Insured: NATL-RE 4.25%, due 9/1/25	20,000	17,232
Insured: NATL-RE 5.00%, due 9/1/28	2,265,000	2,005,861
Insured: NATL-RE 5.00%, due 9/1/36	150,000	128,336
Stockton Unified School District, Unlimited General Obligation
Series D, Insured: AGM (zero coupon), due 8/1/42	9,080,000	1,616,512
Stockton-East Water District, Certificates of Participation
Series B, Insured: NATL-RE (zero coupon), due 4/1/26	100,000	46,996
Series B, Insured: NATL-RE (zero coupon), due 4/1/27	140,000	60,735
Sutter Union High School District, Unlimited General Obligation
Series B (zero coupon), due 6/1/50	16,260,000	1,271,857
♦Tobacco Securitization Authority Northern California, Asset-Backed, Revenue Bonds
Series A-1 5.125%, due 6/1/46	13,020,000	9,490,148
Series A 5.375%, due 6/1/38	2,100,000	1,635,186
Series A-1 5.50%, due 6/1/45	3,755,000	2,895,143
Tobacco Securitization Authority of Southern California, Asset-Backed, Revenue Bonds
Series A-1 5.00%, due 6/1/37	3,000,000	2,248,920
Turlock Public Financing Authority, Tax Allocation 7.50%, due 9/1/39	500,000	529,280
West Contra Costa California Healthcare District, Certificates of Participation 6.25%, due 7/1/42	5,000,000	5,391,900

		174,555,251

Colorado 5.4%
Bromley Park Metropolitan District No. 2, Limited General Obligation Insured: RADIAN 5.00%, due 12/1/16	25,000	26,564

	Principal Amount	Value

Colorado (continued)
Central Platte Valley Metropolitan District, Unlimited General Obligation
Series A 5.375%, due 12/1/33	$1,500,000	$1,509,210
Series A 5.625%, due 12/1/38	2,600,000	2,642,874
City & County of Denver CO, United Airlines Project, Revenue Bonds 5.25%, due 10/1/32 (b)	7,000,000	6,337,170
Colorado Educational & Cultural Facilities Authority, Charter School Mountain Phoenix Community, Revenue Bonds 7.00%, due 10/1/42	1,000,000	865,930
Colorado Educational & Cultural Facilities Authority, National Jewish Federation Bond, Revenue Bonds
Series D-7 0.09%, due 2/1/35 (a)	1,770,000	1,770,000
Series D-1 0.09%, due 7/1/36 (a)	2,635,000	2,635,000
Series D-2 0.09%, due 5/1/38 (a)	1,750,000	1,750,000
Series A-12 0.13%, due 2/1/38 (a)	4,120,000	4,120,000
♦Denver Convention Center Hotel Authority, Revenue Bonds
Series, Insured: XLCA 4.75%, due 12/1/35	635,000	588,277
Series, Insured: XLCA 5.00%, due 12/1/35	14,570,000	14,004,393
Denver, United Airlines Project, Revenue Bonds 5.75%, due 10/1/32 (b)	3,000,000	2,882,910
E-470 Public Highway Authority, Revenue Bonds
Series B, Insured: NATL-RE (zero coupon), due 9/1/22	5,000,000	3,469,450
Series B, Insured: NATL-RE (zero coupon), due 9/1/25	245,000	139,657
Series B, Insured: NATL-RE (zero coupon), due 9/1/26	4,540,000	2,414,871
Series B, Insured: NATL-RE (zero coupon), due 9/1/27	735,000	350,183
Series B, Insured: NATL-RE (zero coupon), due 9/1/28	1,405,000	625,464
Series B, Insured: NATL-RE (zero coupon), due 9/1/29	4,510,000	1,930,956
Series B, Insured: NATL-RE (zero coupon), due 9/1/30	500,000	196,045
Series B, Insured: NATL-RE (zero coupon), due 9/1/35	1,660,000	465,414

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Colorado (continued)
E-470 Public Highway Authority, Revenue Bonds (continued)
Series B, Insured: NATL-RE (zero coupon), due 9/1/37	$100,000	$24,667
(zero coupon), due 9/1/40	3,450,000	731,228
(zero coupon), due 9/1/41	3,925,000	783,037
Harvest Junction Metropolitan District, Limited General Obligation
5.00%, due 12/1/30	765,000	711,718
5.375%, due 12/1/37	755,000	673,264
Tallyns Reach Metropolitan District No 3, Limited Improvement Tax Convention, General Obligation 5.125%, due 11/1/38	1,035,000	913,626

		52,561,908

Connecticut 0.3%
Connecticut, Special Obligation Parking Revenue, Bradley International Airport, Revenue Bonds
Series A, Insured: ACA 6.50%, due 7/1/18 (b)	860,000	862,468
Series A, Insured: ACA 6.60%, due 7/1/24 (b)	2,075,000	2,080,935

		2,943,403

Delaware 0.3%
Delaware State Economic Development Authority, Newark Charter School, Revenue Bonds 5.00%, due 9/1/42	1,350,000	1,282,757
Delaware State Health Facilities Authority, Nanticoke Memorial Hospital Project, Revenue Bonds 5.00%, due 7/1/32	2,350,000	2,088,045

		3,370,802

District of Columbia 0.9%
District of Columbia, Center Strategic & International Studies, Revenue Bonds 6.625%, due 3/1/41	1,000,000	1,020,800
District of Columbia, Friendship Public Charter School, Inc., Revenue Bonds
Insured: ACA 5.00%, due 6/1/23	3,320,000	3,322,324
Insured: ACA 5.25%, due 6/1/33	4,120,000	3,865,755
District of Columbia, James F. Oyster Elementary School Pilot, Revenue Bonds Insured: ACA 6.25%, due 11/1/31	635,000	580,936

		8,789,815

	Principal Amount	Value

Florida 4.1%
Bay County Educational Facilities Revenue, Bay Haven Charter Academy, Inc., Revenue Bonds 5.00%, due 9/1/45	$450,000	$378,050
Bay County Educational Facilities Revenue, Bay Haven Charter, Revenue Bonds
Series A 6.00%, due 9/1/40	1,000,000	989,380
Capital Projects Finance Authority, Revenue Bonds
Series F-1, Insured: NATL-RE 5.00%, due 10/1/31	3,655,000	3,316,547
City of Atlantic Beach Florida, Feet Landing Project, Revenue Bonds
Series B 5.625%, due 11/15/43	1,500,000	1,470,135
City of Orlando, Tourist Development Tax Revenue, 3rd Lien, 6th Cent Contract, Revenue Bonds Insured: GTY 5.50%, due 11/1/38	11,950,000	12,056,594
Collier County Educational Facilities Authority, Marian University Project, Revenue Bonds
5.25%, due 6/1/28	2,450,000	2,379,440
6.125%, due 6/1/43	5,000,000	5,005,050
Florida Development Finance Corp., Bay Area Charter Foundation LLC, Revenue Bonds
Series A 7.75%, due 6/15/42	2,000,000	2,032,820
Miami Beach Health Facilities Authority, Sinai Medical Center Florida, Revenue Bonds 5.00%, due 11/15/29	1,825,000	1,817,992
Mid-Bay Bridge Authority, Revenue Bonds
Series A 7.25%, due 10/1/40	2,500,000	2,757,350
North Sumter County Florida Utility Dependent District, Revenue Bonds
5.00%, due 10/1/42	3,190,000	3,028,745
6.25%, due 10/1/43	1,500,000	1,553,025
Orange County Health Facilities Authority, Mayflower Retirement Center, Inc., Revenue Bonds 5.125%, due 6/1/42	300,000	289,947
Sarasota Manatee Airport Authority, Revenue Bonds 0.11%, due 8/1/14 (a)	640,000	640,000

16	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Florida (continued)
Seminole County Industrial Development Authority, Choices in Learning, Revenue Bonds
Series A 7.375%, due 11/15/41	$750,000	$801,720
Volusia County Industrial Development Authority, Student Housing-Stetson University Project, Revenue Bonds Insured: CIFG 5.00%, due 6/1/35	870,000	767,827

		39,284,622

Georgia 0.3%
Marietta Development Authority, University Facilities-Life University, Inc. Project, Revenue Bonds 7.00%, due 6/15/39	3,000,000	3,000,840

Guam 2.4%
Antonio B. Won Pat International Airport Authority, Revenue Bonds
Series C 6.375%, due 10/1/43 (b)	3,000,000	3,117,060
Guam Government, Business Privilege Tax, Revenue Bonds
Series B-1 5.00%, due 1/1/37	1,500,000	1,499,895
Guam Government, Hotel Occupancy Tax, Revenue Bonds
Series A 6.50%, due 11/1/40	1,290,000	1,408,951
Guam Government, Unlimited General Obligation
Series A 5.25%, due 11/15/37	7,660,000	6,915,448
Series A 7.00%, due 11/15/39	2,940,000	3,103,729
Guam Government, Waterworks Authority, Revenue Bonds
5.875%, due 7/1/35	3,135,000	3,110,045
6.00%, due 7/1/25	3,735,000	3,776,458

		22,931,586

Illinois 2.0%
Illinois Finance Authority, Chicago Charter School Project, Revenue Bonds
5.00%, due 12/1/36	2,600,000	2,341,638
Series A 7.125%, due 10/1/41	1,500,000	1,653,900

	Principal Amount	Value

Illinois (continued)
Illinois Finance Authority, Community Rehab Providers, Revenue Bonds
Series A 5.60%, due 7/1/19	$445,000	$416,907
Illinois Finance Authority, Noble Network Charter School, Revenue Bonds
Series A, Insured: ACA 5.00%, due 9/1/27	1,000,000	926,330
Series C, Insured: ACA 5.00%, due 9/1/31	2,000,000	1,764,680
Series C, Insured: ACA 5.00%, due 9/1/32	2,780,000	2,431,666
Illinois Finance Authority, Roosevelt University Project, Revenue Bonds 6.50%, due 4/1/44	8,750,000	9,059,137
Illinois Finance Authority, Wesleyan University, Revenue Bonds
Series B, Insured: CIFG 4.50%, due 9/1/35	550,000	488,230
Massac County Hospital District, Limited General Obligation Insured: AGC 4.50%, due 11/1/31	110,000	109,463
Village of Matteson, Utility Revenue Source, Unlimited General Obligation Insured: AGM 4.00%, due 12/1/26	200,000	180,314

		19,372,265

Indiana 2.3%
Anderson Economic Development Revenue, Anderson University Project, Revenue Bonds
5.00%, due 10/1/24	805,000	747,869
5.00%, due 10/1/28	4,000,000	3,501,600
5.00%, due 10/1/32	2,555,000	2,153,328
Carmel Redevelopment District, Certificate of Participation
Series C 6.50%, due 7/15/35 (d)	1,000,000	1,010,170
Hammond Local Public Improvement Bond Bank, Revenue Bonds
Series A 6.75%, due 8/15/35	1,500,000	1,519,260
Indiana Finance Authority, Educational Facilities-Marian University Project, Revenue Bonds 6.375%, due 9/15/41	670,000	684,472
Indiana Finance Authority, King’s Daughters Hospital & Healthcare, Revenue Bonds
5.50%, due 8/15/40	2,915,000	2,567,095
5.50%, due 8/15/45	1,500,000	1,301,070

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Indiana (continued)
Indiana Finance Authority, Marquette Manor LLC, Revenue Bonds 5.00%, due 3/1/39	$5,505,000	$5,008,449
Indiana Finance Authority, Private Activity Ohio River Bridge, Revenue Bonds
Series A 5.25%, due 1/1/51 (b)	4,055,000	3,716,043

		22,209,356

Iowa 1.8%
Iowa Higher Education Loan Authority, Wartburg College, Revenue Bonds
Series A 4.65%, due 10/1/15	1,000,000	1,004,130
Series A 5.00%, due 10/1/21	605,000	605,012
Series A 5.05%, due 10/1/24	250,000	244,250
Series A 5.10%, due 10/1/25	250,000	243,033
Series A 5.25%, due 10/1/30	170,000	157,580
Iowa Tobacco Settlement Authority, Asset-Backed, Revenue Bonds
Series C 5.375%, due 6/1/38	6,145,000	4,744,800
Series C 5.625%, due 6/1/46	6,730,000	5,199,800
Xenia Rural Water District, Revenue Bonds
Insured: AGC 4.00%, due 12/1/14	280,000	286,947
Insured: AGC 4.50%, due 12/1/31	1,920,000	1,767,840
Insured: AGC 4.50%, due 12/1/41	960,000	829,584
Insured: AGC 5.00%, due 12/1/41	2,520,000	2,375,024

		17,458,000

Kentucky 0.2%
Glasgow Healthcare Revenue, T. J. Samson Community Hospital, Revenue Bonds 6.45%, due 2/1/41	1,000,000	1,048,580
Louisville/Jefferson County Metropolitan Government, Norton Healthcare, Revenue Bonds
Series B 0.08%, due 10/1/39 (a)	1,300,000	1,300,000

		2,348,580

	Principal Amount	Value

Louisiana 1.8%
Jefferson Parish Hospital Service District No. 2, East Jefferson General Hospital, Revenue Bonds 6.375%, due 7/1/41	$4,835,000	$5,119,540
Louisiana Public Facilities Authority, Belle Chasse Education Foundation, Revenue Bonds 6.50%, due 5/1/31	3,750,000	4,010,587
Louisiana Public Facilities Authority, Black & Gold Facilities Project, Revenue Bonds
Series A, Insured: CIFG 4.50%, due 7/1/38	1,275,000	938,630
Series A, Insured: CIFG 5.00%, due 7/1/22	100,000	97,186
Louisiana Public Facilities Authority, Dynamic Fuels LLC Project, Revenue Bonds 0.08%, due 10/1/33 (a)	2,000,000	2,000,000
Louisiana Public Facilities Authority, Susla Facilities, Inc. Project, Revenue Bonds
Series A 5.75%, due 7/1/39	6,145,000	5,247,584

		17,413,527

Maryland 0.6%
Baltimore Convention Center, Revenue Bonds
Series A, Insured: XLCA 4.60%, due 9/1/30	720,000	628,582
Series A, Insured: XLCA 5.25%, due 9/1/23	210,000	211,081
Series A, Insured: XLCA 5.25%, due 9/1/26	180,000	176,044
Series A, Insured: XLCA 5.25%, due 9/1/27	275,000	266,054
Series A, Insured: XLCA 5.25%, due 9/1/28	100,000	95,623
Series A, Insured: XLCA 5.25%, due 9/1/39	2,400,000	2,153,376
Maryland Health & Higher Educational Facilities Authority, Charlestown Community, Revenue Bonds 6.25%, due 1/1/45	1,000,000	1,056,250
Maryland Health & Higher Educational Facilities Authority, Institute College of Art, Revenue Bonds 5.00%, due 6/1/47	1,000,000	987,590

		5,574,600

18	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Massachusetts 0.7%
Massachusetts Development Finance Agency, Eastern Nazarene College, Revenue Bonds 5.625%, due 4/1/19	$140,000	$140,031
Massachusetts Development Finance Agency, N Hill Community, Revenue Bonds
Series A 6.50%, due 11/15/43	2,000,000	1,908,800
Massachusetts Development Finance Agency, Seven Hills Foundation & Affiliates, Revenue Bonds Insured: RADIAN 5.00%, due 9/1/35	100,000	86,978
Massachusetts Educational Financing Authority, Revenue Bonds
Series J 4.90%, due 7/1/28 (b)	2,785,000	2,674,937
Massachusetts State Health & Educational Facilities Authority, Fisher College, Revenue Bonds
Series A 5.125%, due 4/1/37	500,000	447,630
Massachusetts State Health & Educational Facilities Authority, Lowell General Hospital, Revenue Bonds
Series C 5.125%, due 7/1/35	1,945,000	1,914,852

		7,173,228

Michigan 7.8%
Advanced Technology Academy, Public School Academy, Revenue Bonds 6.00%, due 11/1/37	550,000	533,687
Allen Academy, Michigan Public School Academy, Revenue Bonds
5.50%, due 6/1/22	1,065,000	1,050,644
6.00%, due 6/1/33	1,000,000	932,440
Central Plains Energy, Project No. 3, Revenue Bonds
Series C, Insured: AMBAC 4.50%, due 5/1/31	305,000	240,309
Chandler Park Academy, Revenue Bonds
5.125%, due 11/1/30	1,050,000	923,391
5.125%, due 11/1/35	605,000	509,597
♦Detroit, Michigan Water Supply System, Revenue Bonds
Second Lien—Series B, Insured: NATL-RE 5.00%, due 7/1/34	3,840,000	3,476,813

	Principal Amount	Value

Michigan (continued)
Detroit, Michigan Water Supply System, Revenue Bonds (continued)
Senior Lien—Series C 4.50%, due 7/1/27	$165,000	$145,791
Senior Lien—Series A, Insured: NATL-RE 4.50%, due 7/1/35	2,180,000	1,835,168
Senior Lien—Series A, Insured: NATL-RE 5.00%, due 7/1/26	4,000,000	3,840,120
Senior Lien—Series C 5.00%, due 7/1/41	250,000	221,647
Senior Lien—Series A 5.25%, due 7/1/41	9,780,000	9,004,642
Detroit, Unlimited General Obligation
Series A-1, Insured: AMBAC 4.60%, due 4/1/24	130,000	97,756
Series B-1, Insured: AMBAC 5.00%, due 4/1/14	695,000	680,732
Series A, Insured: XLCA 5.25%, due 4/1/17	1,500,000	1,338,345
Series A, Insured: XLCA 5.25%, due 4/1/18	2,935,000	2,590,431
Series A, Insured: XLCA 5.25%, due 4/1/19	750,000	624,682
Series A-1, Insured: AMBAC 5.25%, due 4/1/22	375,000	311,929
Series A-1, Insured: AMBAC 5.25%, due 4/1/24	295,000	242,384
Flint, Michigan Hospital Building Authority Rental, Hurley Medical Center, Revenue Bonds
Series A 5.25%, due 7/1/39	2,955,000	2,596,411
Michigan Finance Authority, Educational Facility, St. Catherine Siena, Revenue Bonds
Series A 8.00%, due 10/1/30	1,250,000	1,323,212
Michigan Finance Authority, Public School Academy, Revenue Bonds
5.75%, due 2/1/33	3,500,000	3,282,930
7.00%, due 10/1/31	2,120,000	2,223,350
7.00%, due 10/1/36	1,740,000	1,802,831
7.50%, due 11/1/40	855,000	921,844
7.75%, due 7/15/26	1,020,000	1,033,168
8.00%, due 7/15/41	2,000,000	1,997,400
Michigan Finance Authority, Revenue Bonds
Series A 5.00%, due 6/1/39	5,095,000	4,983,216

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Michigan (continued)
Michigan Higher Education Facilities Authority, Creative Studies, Revenue Bonds
5.875%, due 12/1/28	$2,360,000	$2,373,853
6.125%, due 12/1/33	4,100,000	4,131,160
6.125%, due 12/1/37	980,000	983,822
Michigan Municipal Bond Authority, Local Government Loan Program, Revenue Bonds
Series B, Insured: AMBAC 5.00%, due 12/1/34	340,000	287,307
Michigan Public Educational Facilities Authority, Dr. Joseph F. Pollack, Revenue Bonds 8.00%, due 4/1/40	500,000	528,085
Michigan Public Educational Facilities Authority, Landmark Academy, Revenue Bonds 7.00%, due 12/1/39	5,105,000	5,195,920
Michigan Public Educational Facilities Authority, Richfield Public School Academy, Revenue Bonds 5.00%, due 9/1/36	1,500,000	1,265,445
Michigan State Strategic Fund, Evangelical Homes, Revenue Bonds 5.50%, due 6/1/47	3,500,000	3,187,450
Michigan Tobacco Settlement Finance Authority, Revenue Bonds
Series A 6.00%, due 6/1/34	6,335,000	5,065,846
Series A 6.00%, due 6/1/48	4,545,000	3,462,745

		75,246,503

Minnesota 0.2%
St. Paul Housing & Redevelopment Authority, Charter School Lease, Nova Classical Academy, Revenue Bonds
Series A 6.625%, due 9/1/42	1,000,000	1,034,240
St. Paul Port Authority, Energy Park Utility Co. Project, Revenue Bonds
5.45%, due 8/1/28 (b)	250,000	237,933
5.70%, due 8/1/36 (b)	1,250,000	1,184,675

		2,456,848

Mississippi 0.1%
Mississippi Development Bank, Magnolia Regional Health Center Project, Revenue Bonds
Series A 6.75%, due 10/1/36	1,250,000	1,395,400

	Principal Amount	Value

Missouri 1.1%
Arnold Retail Corridor Transportation Development District, Revenue Bonds 6.65%, due 5/1/38	$500,000	$503,925
Branson Industrial Development Authority, Branson Landing-Retail Project, Tax Allocation
5.25%, due 6/1/21	505,000	484,537
5.50%, due 6/1/29	3,510,000	2,979,604
Kansas City Industrial Development Authority, Kansas City Parking LLC, Revenue Bonds 6.25%, due 9/1/32	1,000,000	1,024,990
Lees Summit Industrial Development Authority, Fair Community Improvement District, Special Assessment
5.00%, due 5/1/35	1,725,000	1,543,030
6.00%, due 5/1/42	2,800,000	2,503,508
Lees Summit Tax Increment, Summit Fair Project, Tax Allocation 7.25%, due 4/1/30	1,500,000	1,501,785
Missouri State Health & Educational Facilities Authority, Bethesda Health Group, Revenue Bonds
Series B 0.09%, due 8/1/41 (a)	500,000	500,000

		11,041,379

Nebraska 0.3%
Gage County Hospital Authority No. 1, Beatrice Community Hospital & Health Center, Inc., Revenue Bonds
Series B 6.75%, due 6/1/35	2,755,000	2,867,349

Nevada 0.3%
Clark County Economic Development Revenue, University Southern Nevada Project, Revenue Bonds
Insured: RADIAN 4.625%, due 4/1/37	1,645,000	1,332,269
Insured: RADIAN 5.00%, due 4/1/27	775,000	743,860
Director of the State of Nevada Department of Business & Industry, Tahoe Regional Planning Agency, Revenue Bonds Series A, Insured: AMBAC 4.50%, due 6/1/37	1,065,000	764,468
Reno, Revenue Bonds
Series B, Insured: NATL-RE (zero coupon), due 6/1/38	1,155,000	215,881

		3,056,478

20	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
New Hampshire 0.5%
Manchester Housing & Redevelopment Authority, Inc., Revenue Bonds
Series B, Insured: RADIAN ACA (zero coupon), due 1/1/17	$1,355,000	$1,098,431
Series B, Insured: ACA (zero coupon), due 1/1/26	1,480,000	528,212
Series A, Insured: ACA 6.75%, due 1/1/14	140,000	139,944
Series A, Insured: ACA 6.75%, due 1/1/15	350,000	349,107
New Hampshire Health & Education Facilities Authority, Southern New Hampshire University, Revenue Bonds 5.00%, due 1/1/42	3,320,000	3,137,832

		5,253,526

New Jersey 2.9%
Camden County Improvement Authority, Heath Care Redevelopment, Revenue Bonds
Series A 5.75%, due 2/15/34	1,000,000	1,003,000
Middlesex County Improvement Authority, George Street Student Housing Project, Revenue Bonds
Series A 5.00%, due 8/15/35	160,000	166,122
New Jersey Economic Development Authority, Applewood Estates Project, Revenue Bonds
Series A, Insured: RADIAN 5.00%, due 10/1/25	290,000	313,522
Series A, Insured: RADIAN 5.00%, due 10/1/35	3,880,000	4,194,707
New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds
5.25%, due 9/15/29 (b)	4,920,000	4,545,293
5.50%, due 4/1/28 (b)	180,000	159,912
New Jersey Economic Development Authority, Continental Airlines, Revenue Bonds 5.75%, due 9/15/27 (b)	3,335,000	3,193,429
New Jersey Economic Development Authority, Paterson Charter School, Revenue Bonds
Series C 5.00%, due 7/1/32	925,000	843,193
Series C 5.30%, due 7/1/44	4,500,000	4,071,915

	Principal Amount	Value

New Jersey (continued)
New Jersey Economic Development Authority, Paterson Charter Science & Technology, Revenue Bonds
Series A 5.00%, due 7/1/22	$630,000	$636,577
Series A 6.00%, due 7/1/32	650,000	661,973
Series A 6.10%, due 7/1/44	1,900,000	1,916,853
New Jersey Economic Development Authority, St. Barnabas Healthcare, Revenue Bonds
Series A, Insured: NATL-RE (zero coupon), due 7/1/18	225,000	187,967
New Jersey Economic Development Authority, UMM Energy Partners, Revenue Bonds
Series A 5.125%, due 6/15/43 (b)	2,000,000	1,823,020
New Jersey Health Care Facilities Financing Authority, St. Barnabas Healthcare, Revenue Bonds
Insured: NATL-RE (zero coupon), due 7/1/17	120,000	104,808
Series B (zero coupon), due 7/1/31	205,000	77,666
New Jersey Higher Education Student Assistance Authority, Revenue Bonds
Series 1 5.375%, due 12/1/24 (b)	2,110,000	2,225,544
Tobacco Settlement Financing Corp., Revenue Bonds
Series 1A 4.625%, due 6/1/26	2,460,000	2,124,800

		28,250,301

New York 5.0%
City of New York, Unlimited General Obligation
Series H-5 0.40%, due 3/1/34 (a)	2,100,000	2,100,000
Erie County Tobacco Asset Securitization Corp., Tobacco Assessment, Asset-Backed, Revenue Bonds
Series A 5.00%, due 6/1/45	490,000	360,562
Nassau County Tobacco Settlement Corp., Asset-Backed, Revenue Bonds
Series A-3 5.00%, due 6/1/35	1,590,000	1,181,688
Series A-3 5.125%, due 6/1/46	5,015,000	3,593,950

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
New York (continued)
New York City Industrial Development Agency, British Airways PLC Project, Revenue Bonds 5.25%, due 12/1/32 (b)	$555,000	$509,229
♦New York City Industrial Development Agency, Pilot-Queens Baseball Stadium, Revenue Bonds
Insured: AMBAC 4.75%, due 1/1/42	2,430,000	1,986,817
Insured: AMBAC 5.00%, due 1/1/36	1,500,000	1,326,510
Insured: AMBAC 5.00%, due 1/1/39	5,220,000	4,536,963
Insured: AMBAC 5.00%, due 1/1/46	8,525,000	7,246,335
New York City Industrial Development Agency, Vaughn College of Aeronautics & Technology, Revenue Bonds
Series B 5.00%, due 12/1/28	1,000,000	927,840
Series B 5.25%, due 12/1/36	2,500,000	2,264,300
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds
Series A-3 0.40%, due 8/1/22 (a)	1,000,000	1,000,000
Series 2A 0.40%, due 11/1/22 (a)	2,900,000	2,900,000
New York Liberty Development Corp., Bank of America, Revenue Bonds Class 3 6.375%, due 7/15/49	1,000,000	1,062,090
Newburgh, Limited General Obligation
Series A 5.00%, due 6/15/21	750,000	768,697
Series A 5.00%, due 6/15/26	960,000	913,728
Series A 5.50%, due 6/15/31	750,000	708,330
Onondaga Civic Development Corp., St. Joseph’s Hospital Health Center, Revenue Bonds 5.00%, due 7/1/42	9,500,000	8,241,535
Southampton Housing Authority, Revenue Bonds 3.50%, due 5/15/47	300,000	225,708
Suffolk County Economic Development Corp., Peconic Landing Southold, Revenue Bonds 6.00%, due 12/1/40	1,000,000	1,045,340

	Principal Amount	Value

New York (continued)
TSASC, Inc., Revenue Bonds
Series 1 5.00%, due 6/1/34	$720,000	$547,466
Series 1 5.125%, due 6/1/42	6,185,000	4,585,002

		48,032,090

Ohio 4.8%
Akron Bath Copley Joint Township Hospital District, Akron General Health System, Revenue Bonds 5.00%, due 1/1/31	5,950,000	5,878,719
Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Revenue Bonds
Series A-2 5.125%, due 6/1/24	100,000	85,470
Series A-2 5.75%, due 6/1/34	9,525,000	7,458,075
Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Senior Turbo, Revenue Bonds
Series A-2 5.875%, due 6/1/30	5,815,000	4,736,376
Series A-2 5.875%, due 6/1/47	5,190,000	4,031,644
Cleveland-Cuyahoga County Port Authority, Revenue Bonds
7.00%, due 12/1/18	825,000	825,388
7.35%, due 12/1/31	6,000,000	6,002,280
Cleveland-Cuyahoga County Port Authority, Student Housing Euclid Avenue-Fenn Project, Revenue Bonds
Insured: AMBAC 4.25%, due 8/1/15	210,000	211,877
Insured: AMBAC 4.50%, due 8/1/36	995,000	786,020
Insured: AMBAC 5.00%, due 8/1/21	125,000	125,969
Insured: AMBAC 5.00%, due 8/1/28	110,000	100,835
Hamilton County Ohio Health Care Facility, Christ Hospital Project, Revenue Bonds 5.50%, due 6/1/42	2,500,000	2,538,300
Hamilton County Ohio Health Care, Life Enriching Communities Project, Revenue Bonds 5.00%, due 1/1/42	2,330,000	2,181,346
Muskingum County, Ohio Hospital Facilities, Genesis Healthcare System Project, Revenue Bonds
5.00%, due 2/15/33	3,340,000	2,832,353
5.00%, due 2/15/44	5,550,000	4,416,468

22	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Ohio (continued)
Ohio State Environmental Facilities Revenue, Ford Motor Co. Project, Revenue Bonds 6.15%, due 6/1/30 (b)	$125,000	$125,484
Southeastern Ohio Port Authority, Hospital Facilities Revenue, Memorial Health Systems, Revenue Bonds
5.75%, due 12/1/32	1,000,000	970,650
6.00%, due 12/1/42	2,000,000	1,948,900
Summit County Development Finance Authority, Brimfield Project, Revenue Bonds
Series G 4.875%, due 5/15/25	500,000	449,965
Summit County Development Finance Authority, Cleveland-Glats East Development, Tax Allocation
Series B 6.875%, due 5/15/40	1,250,000	1,300,737

		47,006,856

Oklahoma 1.7%
Norman Regional Hospital Authority, Revenue Bonds 5.125%, due 9/1/37	6,895,000	6,284,999
Tulsa Airports Improvement Trust, Revenue Bonds
Series A 5.50%, due 6/1/35 (b)	10,000,000	9,150,500
Series B 5.50%, due 12/1/35 (b)	1,250,000	1,142,638

		16,578,137

Pennsylvania 4.4%
Aleppo Township, Sewer Revenue, Revenue Bonds
5.75%, due 12/1/36	1,220,000	1,223,001
5.75%, due 12/1/41	1,055,000	1,057,005
Allegheny County Higher Education Building, Carlow University Project, Revenue Bonds 7.00%, due 11/1/40	1,000,000	1,053,720
Allegheny County Industrial Development Authority, Propel Charter Montour, Revenue Bonds
Series A 6.75%, due 8/15/35	300,000	313,413
Allegheny County Industrial Development Authority, Prople Charitable School Sunrise, Revenue Bonds 6.00%, due 7/15/38	2,900,000	2,465,203

	Principal Amount	Value

Pennsylvania (continued)
Clairton Municipal Authority, Revenue Bonds Series B 5.00%, due 12/1/42	$1,000,000	$958,570
Cumberland County Municipal Authority, Asbury Pennsylvania Obligation Group, Revenue Bonds
5.25%, due 1/1/32	1,100,000	1,016,818
5.25%, due 1/1/41	2,600,000	2,288,026
Erie County, Hospital Authority Health Facilities, St. Mary’s Home Erie Project, Revenue Bonds
Series A, Insured: RADIAN 4.50%, due 7/1/23	340,000	315,955
Harrisburg Authority, Harrisburg University of Science, Revenue Bonds
Series B 6.00%, due 9/1/36 (d)(e)	2,600,000	1,283,074
Harrisburg Authority, Revenue Bonds 5.25%, due 7/15/31	2,000,000	1,672,600
Harrisburg Parking Authority Revenue, Revenue Bonds
Series T, Insured: XLCA 4.00%, due 5/15/19	100,000	97,094
Series R, Insured: XLCA 4.25%, due 5/15/16	60,000	59,756
Series J, Insured: NATL-RE 5.00%, due 9/1/22	950,000	916,209
Harrisburg, Unlimited General Obligation
Series D, Insured: AMBAC (zero coupon), due 3/15/14	520,000	507,624
Series F, Insured: AMBAC (zero coupon), due 3/15/14	335,000	327,027
Series D, Insured: AMBAC (zero coupon), due 9/15/14	70,000	66,174
Series F, Insured: AMBAC (zero coupon), due 9/15/14	515,000	486,850
Series D, Insured: AMBAC (zero coupon), due 3/15/15	425,000	388,510
Series F, Insured: AMBAC (zero coupon), due 3/15/15	460,000	420,504
Series F, Insured: AMBAC (zero coupon), due 9/15/15	455,000	402,552
Series D, Insured: AMBAC (zero coupon), due 3/15/16	430,000	367,345
Series F, Insured: AMBAC (zero coupon), due 3/15/16	310,000	264,830
Series D, Insured: AMBAC (zero coupon), due 9/15/16	185,000	152,884
Series F, Insured: AMBAC (zero coupon), due 9/15/16	415,000	342,956

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Pennsylvania (continued)
Harrisburg, Unlimited General Obligation (continued)
Series F, Insured: AMBAC (zero coupon), due 3/15/17	$35,000	$27,984
Series D, Insured: AMBAC (zero coupon), due 9/15/17	200,000	154,694
Series F, Insured: AMBAC (zero coupon), due 3/15/18	400,000	294,340
Series D, Insured: AMBAC (zero coupon), due 9/15/18	445,000	316,164
Series F, Insured: AMBAC (zero coupon), due 9/15/18	270,000	191,830
Series F, Insured: AMBAC (zero coupon), due 9/15/19	125,000	81,860
Series F, Insured: AMBAC (zero coupon), due 3/15/20	15,000	9,331
Series F, Insured: AMBAC (zero coupon), due 9/15/20	280,000	167,812
Series F, Insured: AMBAC (zero coupon), due 9/15/22	210,000	104,796
Northeastern Pennsylvania Hospital & Education Authority, Wilkes University Project, Revenue Bonds
Series A 5.25%, due 3/1/42	1,450,000	1,378,211
Pennsylvania Economic Development Financing Authority, US Airways Group, Revenue Bonds
Series B 8.00%, due 5/1/29	245,000	273,285
Pennsylvania Higher Educational Facilities Authority, AICUP Financing Program, Gwynedd-Mercy College Project, Revenue Bonds
Series KK1 5.375%, due 5/1/42	1,785,000	1,691,484
Pennsylvania Higher Educational Facilities Authority, AICUP Financing Program, Valley College, Revenue Bonds 5.00%, due 11/1/42	535,000	477,322
Pennsylvania Higher Educational Facilities Authority, Fortier II LLC, Revenue Bonds
Series A, Insured: RADIAN 5.125%, due 4/1/33	250,000	228,105
Pennsylvania Higher Educational Facilities Authority, Shippensburg University, Revenue Bonds 6.25%, due 10/1/43	1,000,000	1,057,360

	Principal Amount	Value

Pennsylvania (continued)
Pennsylvania Higher Educational Facilities Authority, University of the Arts, Revenue Bonds
Series A, Insured: RADIAN 5.00%, due 9/15/33	$150,000	$130,170
Insured: RADIAN 5.75%, due 3/15/30	1,040,000	1,013,574
Pennsylvania Higher Educational Facilities Authority, Widener University, Revenue Bonds Series A 5.50%, due 7/15/38	2,500,000	2,474,775
Pennsylvania State Higher Educational Facilities Authority, Shippensburg University Student Services, Revenue Bonds
5.00%, due 10/1/35	230,000	216,283
5.00%, due 10/1/44	1,000,000	909,510
Philadelphia Authority for Industrial Development, Discovery Charter School Project, Revenue Bonds 5.875%, due 4/1/32	480,000	470,198
Philadelphia Authority for Industrial Development, First Philadelphia Charter, Revenue Bonds
Series A 5.85%, due 8/15/37	1,650,000	1,500,477
Philadelphia Authority for Industrial Development, New Foundation Charter School Project, Revenue Bonds 6.625%, due 12/15/41	1,000,000	1,014,750
Philadelphia Authority for Industrial Development, Please Touch Museum Project, Revenue Bonds
4.25%, due 9/1/19	255,000	127,492
5.25%, due 9/1/26	1,500,000	749,955
5.25%, due 9/1/31	2,425,000	1,212,427
5.25%, due 9/1/36	1,125,000	562,466
Philadelphia Hospitals and Higher Education Facilities Authority, Temple University Health System, Revenue Bonds
Series A 5.625%, due 7/1/42	350,000	296,835
Scranton, Unlimited General Obligation
Series A 7.25%, due 9/1/23	2,000,000	1,814,880
West Shore Area Authority, Holy Spirit Hospital Sisters, Revenue Bonds 6.50%, due 1/1/41	1,200,000	1,288,896

24	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Pennsylvania (continued)
York General Authority, York City Recreation Corp., Revenue Bonds
Insured: AMBAC 5.50%, due 5/1/15	$655,000	$665,991
Insured: AMBAC 5.50%, due 5/1/18	1,475,000	1,493,570
York, Unlimited General Obligation 7.25%, due 11/15/41	1,370,000	1,489,286

		42,333,813

Puerto Rico 0.4%
Puerto Rico Highways & Transportation Authority, Revenue Bonds
Insured: NATL-RE 5.50%, due 7/1/28	1,000,000	862,080
Series CC, Insured: AGM 5.50%, due 7/1/31	2,970,000	2,666,139

		3,528,219

Rhode Island 0.8%
Providence Redevelopment Agency, Port Providence Lease, Certificates of Participation
Series A, Insured: RADIAN (zero coupon), due 9/1/24	1,735,000	779,882
Series A, Insured: RADIAN (zero coupon), due 9/1/26	685,000	261,869
Series A, Insured: RADIAN (zero coupon), due 9/1/29	1,835,000	549,197
Series A, Insured: RADIAN (zero coupon), due 9/1/30	1,835,000	505,542
Series A, Insured: RADIAN (zero coupon), due 9/1/32	1,500,000	352,770
Series A, Insured: RADIAN (zero coupon), due 9/1/34	1,000,000	197,670
Series A, Insured: RADIAN (zero coupon), due 9/1/35	280,000	50,140
Series A, Insured: RADIAN (zero coupon), due 9/1/36	445,000	72,846
Rhode Island Health and Educational Building Corp., Public Schools Financing Program, Revenue Bonds
Series B, Insured: AMBAC 5.00%, due 5/15/21	1,000,000	970,060
Tobacco Settlement Financing Corp., Asset-Backed, Revenue Bonds
Series A 6.125%, due 6/1/32	205,000	203,305

	Principal Amount	Value

Rhode Island (continued)
Woonsocket, Unlimited General Obligation
Insured: NATL-RE 5.75%, due 10/1/14	$520,000	$520,047
Insured: NATL-RE 5.75%, due 10/1/15	500,000	500,000
Insured: NATL-RE 5.75%, due 10/1/16	530,000	529,958
Insured: NATL-RE 6.00%, due 10/1/17	1,200,000	1,200,048
Insured: NATL-RE 6.00%, due 10/1/18	695,000	694,993

		7,388,327

South Dakota 0.3%
South Dakota Health & Educational Facilities Authority, Revenue Bonds
Series E 5.00%, due 11/1/42	3,200,000	3,135,200

Tennessee 0.1%
Chattanooga Health Educational & Housing Facility Board, CDFI Phase I LLC, Revenue Bonds
Series B 6.00%, due 10/1/35	500,000	489,830

Texas 10.1%
Austin Convention Enterprises, Inc., Revenue Bonds
Series A, Insured: XLCA 4.30%, due 1/1/33	1,925,000	1,599,290
Series A, Insured: XLCA 5.00%, due 1/1/34	3,195,000	2,903,776
♦Central Texas Regional Mobility Authority, Revenue Bonds
(zero coupon), due 1/1/23	1,170,000	748,355
(zero coupon), due 1/1/33	205,000	64,261
(zero coupon), due 1/1/34	3,275,000	956,922
(zero coupon), due 1/1/35	3,700,000	1,016,686
(zero coupon), due 1/1/36	2,000,000	506,040
(zero coupon), due 1/1/39	3,500,000	717,605
5.00%, due 1/1/33	2,720,000	2,481,755
6.75%, due 1/1/41	7,500,000	7,800,825
Clifton Higher Education Finance Corp., Idea Public Schools, Revenue Bonds
5.75%, due 8/15/41	1,750,000	1,775,778
6.00%, due 8/15/43	3,500,000	3,638,985
♦Harris County-Houston Sports Authority, Revenue Bonds
Series B, Insured: NATL-RE (zero coupon), due 11/15/13	215,000	214,667

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Texas (continued)
Harris County-Houston Sports Authority, Revenue Bonds (continued)
Series B, Insured: NATL-RE (zero coupon), due 11/15/15	$1,350,000	$1,210,869
Series B, Insured: NATL-RE (zero coupon), due 11/15/16	180,000	152,919
Series B, Insured: NATL-RE (zero coupon), due 11/15/18	850,000	647,318
Series G, Insured: NATL-RE (zero coupon), due 11/15/18	325,000	252,655
Series B, Insured: NATL-RE (zero coupon), due 11/15/20	285,000	192,278
Series B, Insured: NATL-RE (zero coupon), due 11/15/22	2,565,000	1,520,455
Series H, Insured: NATL-RE (zero coupon), due 11/15/24	835,000	436,179
Series H, Insured: NATL-RE (zero coupon), due 11/15/26	600,000	275,130
Series H, Insured: NATL-RE (zero coupon), due 11/15/29	630,000	230,435
Series H, Insured: NATL-RE (zero coupon), due 11/15/30	1,000,000	337,920
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/32	570,000	164,952
Series H, Insured: NATL-RE (zero coupon), due 11/15/32	250,000	72,348
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/33	790,000	212,139
Series H, Insured: NATL-RE (zero coupon), due 11/15/33	185,000	49,678
Series A, Insured: NATL-RE (zero coupon), due 11/15/34	1,535,000	423,798
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/34	1,735,000	427,521
Series A, Insured: NATL-RE (zero coupon), due 11/15/38	31,815,000	6,554,208
Series H, Insured: NATL-RE (zero coupon), due 11/15/38	1,365,000	245,536
Series H, Insured: NATL-RE (zero coupon), due 11/15/39	1,265,000	209,813
Series A, Insured: NATL-RE (zero coupon), due 11/15/40	1,000,000	179,230
Series H, Insured: NATL-RE (zero coupon), due 11/15/40	1,005,000	154,770
Series H, Insured: NATL-RE (zero coupon), due 11/15/41	700,000	100,597
Series G, Insured: NATL-RE 5.25%, due 11/15/21	110,000	110,261
Series B, Insured: NATL-RE 5.25%, due 11/15/40	4,020,000	4,019,719

	Principal Amount	Value

Texas (continued)
Harris County-Houston Sports Authority, Revenue Bonds (continued)
Series G, Insured: NATL-RE 5.375%, due 11/15/41	$195,000	$194,988
Houston Airport System Revenue, Special Facilities Continental Airlines, Revenue Bonds
Series B 6.125%, due 7/15/27 (b)	175,000	174,419
Series A 6.625%, due 7/15/38 (b)	1,000,000	1,003,750
Series E 7.00%, due 7/1/29 (b)	500,000	499,950
Houston Higher Education Finance Corp., Revenue Bonds
Series A 6.00%, due 8/15/41	95,000	96,576
Series A 6.875%, due 5/15/41	1,700,000	1,893,086
New Hope Cultural Education Facilities Corp., Stephenville Tarleon, Revenue Bonds
Series A 6.00%, due 4/1/45	3,550,000	3,442,542
North Texas Education Finance Corp., Revenue Bonds
Series A 5.25%, due 12/1/47	7,205,000	6,750,292
San Juan, Texas Higher Education Finance Authority, Idea Public Schools, Revenue Bonds
Series A 6.70%, due 8/15/40	1,000,000	1,085,950
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds
5.00%, due 12/15/30	2,705,000	2,656,094
5.00%, due 12/15/32	7,000,000	6,789,300
Texas Private Activity Bond Surface Transportation Corp., LBJ Infrastructure, Revenue Bonds
7.00%, due 6/30/40	3,080,000	3,370,536
7.50%, due 6/30/33	750,000	846,960
♦Texas Private Activity Bond Surface Transportation Corp., NTE Mobility, Revenue Bonds
6.75%, due 6/30/43 (b)	11,500,000	12,132,385
6.875%, due 12/31/39	5,050,000	5,463,292
Texas State Public Finance Authority Charter School Finance Corp., Cosmos Foundation, Revenue Bonds
Series A 5.375%, due 2/15/37	500,000	490,515

26	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Texas (continued)
Texas State Public Finance Authority Charter School Finance Corp., ED—Burnham Wood Project, Revenue Bonds
Series A 6.25%, due 9/1/36	$1,300,000	$1,221,831
Texas State Turnpike Authority, Central Texas System, Revenue Bonds Insured: AMBAC (zero coupon), due 8/15/37	155,000	37,150
Travis County Cultural Education Facilities Finance Corp., Wayside Schools, Revenue Bonds
Series A 5.25%, due 8/15/42	1,250,000	1,085,375
Travis County Health Facilities Development Corp., Westminster Manor, Revenue Bonds 7.125%, due 11/1/40	1,000,000	1,081,910
Tyler Health Facilities Development Corp., Revenue Bonds
Series A 5.375%, due 11/1/37	5,200,000	4,893,148

		97,815,722

U.S. Virgin Islands 0.5%
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds Insured: AGM 5.00%, due 10/1/32	4,425,000	4,450,134

Utah 0.1%
Utah State Charter School Finance Authority, Da Vinci Academy, Revenue Bonds
Series A 7.75%, due 3/15/39	700,000	745,269
Utah State Charter School Finance Authority, North Star Academy, Revenue Bonds
Series A 7.00%, due 7/15/45	600,000	625,602

		1,370,871

Vermont 0.1%
Vermont Educational & Health Buildings Financing Agency, Developmental & Mental Health Services, Revenue Bonds
Series A, Insured: RADIAN 4.75%, due 8/15/36	450,000	360,635
Series A, Insured: RADIAN 5.75%, due 2/15/37	140,000	138,481

		499,116

	Principal Amount	Value

Virginia 4.7%
Lynchburg Economic Development Authority, College, Revenue Bonds 5.00%, due 9/1/43	$500,000	$481,230
Madison County Industrial Development Authority, Woodberry Forest School, Revenue Bonds 0.11%, due 10/1/37 (a)	1,690,000	1,690,000
Roanoke Economic Development Authority, Carilion Health SYS-A-1, Revenue Bonds Insured: AGM 0.16%, due 7/1/36 (a)	7,100,000	7,100,000
♦Roanoke Economic Development Authority, Carilion Health SYS-A-2, Revenue Bonds Insured: AGM 0.16%, due 7/1/36 (a)	13,610,000	13,610,000
Route 460 Funding Corp., Revenue Bonds Senior Lien, Series-A
5.125%, due 7/1/49	6,675,000	6,285,113
Stafford County & Staunton Industrial Development Authority, Chesterfield County Economic Development, Revenue Bonds
Series B, Insured: XLCA 5.00%, due 8/1/37	2,450,000	2,406,366
Tobacco Settlement Financing Corp., Revenue Bonds Senior,
Series B1 5.00%, due 6/1/47	5,000,000	3,219,050
Virginia Small Business Financing Authority, Senior Lien, Elizabeth River Crossing, Revenue Bonds
5.25%, due 1/1/32 (b)	2,950,000	2,936,105
6.00%, due 1/1/37 (b)	1,300,000	1,350,570
Virginia Small Business Financing Authority, Senior Lien-Express Lanes LLC, Revenue Bonds 5.00%, due 1/1/40 (b)	7,000,000	6,381,550
Virginia Small Business Financing Authority, University Real Estate, Revenue Bonds 0.09%, due 7/1/30 (a)	65,000	65,000

		45,524,984

Washington 1.0%
Greater Wenatchee Regional Events, Center Public Facilities District, Revenue Bonds
Series A 5.00%, due 9/1/27	1,000,000	955,670
Series A 5.50%, due 9/1/42	2,500,000	2,342,300
King County Public Hospital District No. 4, Limited General Obligation 7.00%, due 12/1/40	1,000,000	1,009,730

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Washington (continued)
Port of Seattle Industrial Development Corp., King County Public Hospital District, Special Facilities Delta Airlines, Revenue Bonds 5.00%, due 4/1/30 (b)	$2,000,000	$1,777,540
Tobacco Settlement Authority of Washington, Asset-Backed, Revenue Bonds 6.625%, due 6/1/32	165,000	165,500
Washington Health Care Facilities Authority, Kadlec Regional Medical Center, Revenue Bonds 5.00%, due 12/1/42	1,000,000	866,220
Washington State Housing Finance Commission, Riverview Retirement Community, Revenue Bonds 5.00%, due 1/1/48	3,000,000	2,610,810

		9,727,770

West Virginia 0.4%
Brooke County, Bethany College, Revenue Bonds
Series A 6.75%, due 10/1/37	2,105,000	2,252,497
Ohio County Building Commission, Brooke County, Wheeling Jesuit University Project, Revenue Bonds
Series B 5.25%, due 6/1/15	360,000	368,356
Ohio County, Wheeling Jesuit, Revenue Bonds
Series A 5.50%, due 6/1/36	985,000	881,969

		3,502,822

Wisconsin 1.5%
Menasha, Unlimited General Obligation 4.40%, due 9/1/17	100,000	94,520
Public Finance Authority Revenue, Continuing Care Retirement Community Revenue, Glenridge Palmer Ranch, Revenue Bonds
Series A 8.25%, due 6/1/46	1,000,000	1,106,120
Public Finance Authority, Charter School Revenue, Explore Knowledge Foundation Project, Revenue Bonds
Series A 5.75%, due 7/15/32	1,820,000	1,777,066
Series A 6.00%, due 7/15/42	865,000	836,213

	Principal Amount	Value

Wisconsin (continued)
Public Finance Authority, Roseman University Health Sciences, Revenue Bonds
5.50%, due 4/1/32	$1,250,000	$1,172,888
5.75%, due 4/1/42	1,500,000	1,391,430
Public Finance Authority, Wisconsin Airport Facilities, AFCO Investors II Portfolio, Revenue Bonds 5.75%, due 10/1/31 (b)	1,670,000	1,513,070
Warrens, Unlimited General Obligation 4.70%, due 12/1/19	120,000	98,194
Wisconsin Health & Educational Facilities Authority, Sauk-prairie Memorial Hospital, Inc., Revenue Bonds
5.25%, due 2/1/43	2,450,000	2,158,180
5.375%, due 2/1/48	4,745,000	4,191,116

		14,338,797

Wyoming 0.2%
West Park Hospital District, West Park Hospital Project, Revenue Bonds
Series B 6.50%, due 6/1/27	500,000	552,695
Wyoming Community Development Authority, Student Housing, Revenue Bonds 6.50%, due 7/1/43	930,000	957,398

		1,510,093

Total Municipal Bonds (Cost $961,619,000)		949,585,308

	Shares
Unaffiliated Investment Companies 0.5%
California 0.1%
BlackRock MuniYield California Insured Fund, Inc.	13,566	189,381
Nuveen California Municipal Market Opportunity Fund	31,970	458,130

		647,511

Michigan 0.0%‡
Nuveen Michigan Quality Income	24,503	311,678

Multi-State 0.3%
Blackrock Muniyield Fund, Inc.	54,000	750,600
Nuveen Dividend Advantage Municipal Fund 2	38,744	503,285

28	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Unaffiliated Investment Companies (continued)
Multi-State (continued)
SPDR Nuveen S&P High Yield Municipal Bond ETF	18,000	$936,180

		2,190,065

New York 0.0%‡
Nuveen New York Dividend Advantage Municipal Fund	3,713	47,861

Pennsylvania 0.1%
Nuveen Pennsylvania Investment Quality Municipal Fund	52,989	664,482
Nuveen Pennsylvania Premium Income Municipal Fund 2	45,500	555,555

		1,220,037

Total Unaffiliated Investment Companies (Cost $4,793,157)		4,417,152

Total Investments (Cost $966,412,157) (f)	98.5%	954,002,460
Other Assets, Less Liabilities	1.5	15,001,075
Net Assets	100.0%	$969,003,535

‡	Less than one-tenth of a percent.

(a)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of October 31, 2013.
(b)	Interest on these securities is subject to alternative minimum tax.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	Illiquid security—The total market value of these securities as of October 31, 2013 is $2,293,244, which represents 0.2% of the Fund’s net assets.

(e)	Issue in default.

(f)	As of October 31, 2013, cost is $966,915,109 for federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation	$23,370,057
Gross unrealized depreciation	(36,282,706)

Net unrealized depreciation	$(12,912,649)

The following abbreviations are used in the above portfolio:

ACA—ACA Financial Guaranty Corp.

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

CIFG—CIFG Group

ETF—Exchange Traded Fund

FGIC—Financial Guaranty Insurance Co.

GTY—Assured Guaranty Corp.

NATL-RE—National Public Finance Guarantee Corp.

RADIAN—Radian Asset Assurance, Inc.

SPDR—Standard & Poor’s Depositary Receipt

XLCA—XL Capital Assurance, Inc.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$949,585,308	$—	$949,585,308
Unaffiliated Investment Companies	4,417,152	—	—	4,417,152

Total Investments in Securities	$4,417,152	$949,585,308	$—	$954,002,460

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Statement of Assets and Liabilities as of October 31, 2013

Assets
Investment in securities, at value (identified cost $966,412,157)	$954,002,460
Cash	2,339,789
Receivables:
Dividends and interest	14,774,034
Fund shares sold	5,418,564
Investment securities sold	2,750,658
Other assets	38,715

Total assets	979,324,220

Liabilities
Payables:
Investment securities purchased	5,521,546
Fund shares redeemed	3,010,994
Manager (See Note 3)	423,545
NYLIFE Distributors (See Note 3)	237,432
Transfer agent (See Note 3)	101,196
Shareholder communication	41,249
Professional fees	19,026
Custodian	5,655
Trustees	1,898
Accrued expenses	10,649
Dividend payable	947,495

Total liabilities	10,320,685

Net assets	$969,003,535

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$88,928
Additional paid-in capital	984,701,413

984,790,341
Distributions in excess of net investment income	(96,727)
Accumulated net realized gain (loss) on investments and futures transactions	(3,280,382)
Net unrealized appreciation (depreciation) on investments	(12,409,697)

Net assets	$969,003,535

Investor Class
Net assets applicable to outstanding shares	$2,297,989

Shares of beneficial interest outstanding	211,091

Net asset value per share outstanding	$10.89
Maximum sales charge (4.50% of offering price)	0.51

Maximum offering price per share outstanding	$11.40

Class A
Net assets applicable to outstanding shares	$379,277,265

Shares of beneficial interest outstanding	34,794,366

Net asset value per share outstanding	$10.90
Maximum sales charge (4.50% of offering price)	0.51

Maximum offering price per share outstanding	$11.41

Class C
Net assets applicable to outstanding shares	$185,485,553

Shares of beneficial interest outstanding	17,057,556

Net asset value and offering price per share outstanding	$10.87

Class I
Net assets applicable to outstanding shares	$401,942,728

Shares of beneficial interest outstanding	36,864,661

Net asset value and offering price per share outstanding	$10.90

30	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2013

Investment Income (Loss)
Income
Interest	$54,383,617
Dividends	468,903

Total income	54,852,520

Expenses
Manager (See Note 3)	5,585,836
Distribution/Service—Investor Class (See Note 3)	5,597
Distribution/Service—Class A (See Note 3)	1,082,025
Distribution/Service—Class C (See Note 3)	2,183,051
Transfer agent (See Note 3)	637,101
Registration	141,958
Shareholder communication	100,406
Professional fees	86,147
Custodian	36,734
Trustees	20,642
Miscellaneous	36,789

Total expenses before waiver/reimbursement	9,916,286
Expense waiver/reimbursement from Manager (See Note 3)	(340,029)

Net expenses	9,576,257

Net investment income (loss)	45,276,263

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Security transactions	(5,176,779)
Futures transactions	1,908,556

Net realized gain (loss) on investments and futures transactions	(3,268,223)

Net change in unrealized appreciation (depreciation) on investments	(82,957,191)

Net realized and unrealized gain (loss) on investments and futures transactions	(86,225,414)

Net increase (decrease) in net assets resulting from operations	$(40,949,151)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Statements of Changes in Net Assets

for the years ended October 31, 2013 and October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$45,276,263	$27,527,377
Net realized gain (loss) on investments and futures transactions	(3,268,223)	3,750,242
Net change in unrealized appreciation (depreciation) on investments	(82,957,191)	65,370,065

Net increase (decrease) in net assets resulting from operations	(40,949,151)	96,647,684

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(101,852)	(67,764)
Class A	(19,582,072)	(14,157,985)
Class C	(8,218,405)	(4,513,602)
Class I	(17,374,078)	(8,856,092)

	(45,276,407)	(27,595,443)

From net realized gain on investments:
Investor Class	(4,820)	—
Class A	(1,158,741)	—
Class C	(524,093)	—
Class I	(825,322)	—

	(2,512,976)	—

Total dividends and distributions to shareholders	(47,789,383)	(27,595,443)

Capital share transactions:
Net proceeds from sale of shares	680,495,303	874,386,468
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	33,422,100	17,116,287
Cost of shares redeemed	(682,922,877)	(190,804,415)

Increase (decrease) in net assets derived from capital share transactions	30,994,526	700,698,340

Net increase (decrease) in net assets	(57,744,008)	769,750,581

Net Assets
Beginning of year	1,026,747,543	256,996,962

End of year	$969,003,535	$1,026,747,543

Distributions in excess of net investment income at end of year	$(96,727)	$(94,043)

32	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,			March 31, 2010** through October 31,
Investor Class	2013	2012	2011	2010
Net asset value at beginning of period	$11.90	$10.57	$10.75	$10.00

Net investment income (loss)	0.53	0.51 (a)	0.57 (a)	0.27
Net realized and unrealized gain (loss) on investments	(0.98)	1.33	(0.17)	0.75

Total from investment operations	(0.45)	1.84	0.40	1.02

Less dividends and distributions:
From net investment income	(0.53)	(0.51)	(0.55)	(0.27)
From net realized gain on investments	(0.03)	—	(0.03)	—

Total dividends and distributions	(0.56)	(0.51)	(0.58)	(0.27)

Net asset value at end of period	$10.89	$11.90	$10.57	$10.75

Total investment return (b)	(3.99%)	17.80%	4.03%	10.32	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.55%	4.48%	5.58%	5.03	%††
Net expenses	0.89%	0.87%	0.90%	1.00	%††
Expenses (before waiver/reimbursement)	0.92%	0.93%	1.09%	1.73	%††
Portfolio turnover rate	95%	117%	154%	163%
Net assets at end of period (in 000’s)	$2,298	$1,902	$989	$598

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Year ended October 31,			March 31, 2010** through October 31,
Class A	2013	2012	2011	2010
Net asset value at beginning of period	$11.92	$10.58	$10.77	$10.00

Net investment income (loss)	0.53	0.50 (a)	0.58 (a)	0.27
Net realized and unrealized gain (loss) on investments	(0.99)	1.35	(0.19)	0.78

Total from investment operations	(0.46)	1.85	0.39	1.05

Less dividends and distributions:
From net investment income	(0.53)	(0.51)	(0.55)	(0.28)
From net realized gain on investments	(0.03)	—	(0.03)	—

Total dividends and distributions	(0.56)	(0.51)	(0.58)	(0.28)

Net asset value at end of period	$10.90	$11.92	$10.58	$10.77

Total investment return (b)	(4.05%)	17.89%	4.00%	10.59	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.53%	4.41%	5.58%	5.20	%††
Net expenses	0.87%	0.85%	0.85%	0.85	%††
Expenses (before waiver/reimbursement)	0.90%	0.91%	1.04%	1.58	%††
Portfolio turnover rate	95%	117%	154%	163%
Net assets at end of period (in 000’s)	$379,277	$489,759	$150,071	$23,062

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	33

Financial Highlights selected per share data and ratios

	Year ended October 31,			March 31, 2010** through October 31,
Class C	2013	2012	2011	2010
Net asset value at beginning of period	$11.89	$10.56	$10.75	$10.00

Net investment income (loss)	0.44	0.41 (a)	0.50 (a)	0.22
Net realized and unrealized gain (loss) on investments	(0.99)	1.34	(0.18)	0.77

Total from investment operations	(0.55)	1.75	0.32	0.99

Less dividends and distributions:
From net investment income	(0.44)	(0.42)	(0.48)	(0.24)
From net realized gain on investments	(0.03)	—	(0.03)	—

Total dividends and distributions	(0.47)	(0.42)	(0.51)	(0.24)

Net asset value at end of period	$10.87	$11.89	$10.56	$10.75

Total investment return (b)	(4.81%)	16.90%	3.22%	9.96	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.77%	3.58%	4.79%	4.33	%††
Net expenses	1.64%	1.61%	1.65%	1.75	%††
Expenses (before waiver/reimbursement)	1.67%	1.67%	1.84%	2.48	%††
Portfolio turnover rate	95%	117%	154%	163%
Net assets at end of period (in 000’s)	$185,486	$213,253	$45,632	$5,477

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Year ended October 31,			March 31, 2010** through October 31,
Class I	2013	2012	2011	2010
Net asset value at beginning of period	$11.92	$10.58	$10.77	$10.00

Net investment income (loss)	0.56	0.53 (a)	0.60 (a)	0.29
Net realized and unrealized gain (loss) on investments	(0.99)	1.35	(0.18)	0.76

Total from investment operations	(0.43)	1.88	0.42	1.05

Less dividends and distributions:
From net investment income	(0.56)	(0.54)	(0.58)	(0.28)
From net realized gain on investments	(0.03)	—	(0.03)	—

Total dividends and distributions	(0.59)	(0.54)	(0.61)	(0.28)

Net asset value at end of period	$10.90	$11.92	$10.58	$10.77

Total investment return (b)	(3.80%)	18.19%	4.21%	10.66	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.79%	4.62%	5.88%	5.26	%††
Net expenses	0.62%	0.60%	0.60%	0.60	%††
Expenses (before waiver/reimbursement)	0.65%	0.66%	0.79%	1.33	%††
Portfolio turnover rate	95%	117%	154%	163%
Net assets at end of period (in 000’s)	$401,943	$321,835	$60,305	$44,720

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

34	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-four funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay High Yield Municipal Bond Fund (the “Fund”), a diversified fund.

The Fund currently offers four classes of shares. Investor Class, Class A, Class C and Class I shares commenced operations on March 31, 2010. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $500,000 or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares, and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek a high level of current income exempt from federal income taxes. The Fund’s secondary investment objective is total return.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation measurements under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are estimated within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring the fair value of investments)

The aggregate value by input level, as of October 31, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may use third party vendor

mainstayinvestments.com	35

Notes to Financial Statements (continued)

evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Issuer Spreads
• Broker Dealer Quotes	• Benchmark securities
• Two-sided markets	• Reference Data (corporate actions or material event notices)
• Bids/Offers	• Comparable bonds
• Industry and economic events	• Monthly payment information
• Reported Trades

Securities for which market values cannot be measured using the methodologies described above are valued by methods deemed in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2013, there have been no changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2013, the Fund did not hold any securities that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Fund’s Manager, in consultation with the Fund’s Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Fund’s Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

36	MainStay High Yield Municipal Bond Fund

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends of net investment income, if any, at least daily and intends to pay them at least monthly and declares and pays distributions of net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security, or securities index). The Fund is subject to interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by ‘‘marking-to-market’’ such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2013.

(I)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

mainstayinvestments.com	37

Notes to Financial Statements (continued)

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$1,908,556	$1,908,556

Total Realized Gain (Loss)		$1,908,556	$1,908,556

Number of Contracts, Notional Amounts or Shares/Units (1)

	Interest Rate Contracts Risk	Total
Futures Contracts Short	(650)	(650)

(1)	Amount disclosed represents the average held during the year ended October 31, 2013.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or the ‘‘Subadvisor’’), a registered investment adviser and an indirect, wholly-

owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $1 billion and 0.54% in excess of $1 billion. The effective management fee rate was 0.55% for the year ended October 31, 2013.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.875% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Prior to February 28, 2013, New York Life Investments contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares did not exceed 0.85% of its average daily net assets. New York Life Investments applied an equivalent waiver or reimbursement in an equal number of basis points, to the other classes of the Fund.

For the year ended October 31, 2013, New York Life Investments earned fees from the Fund in the amount of $5,585,836 and waived its fees and/or reimbursed expenses in the amount of $340,029.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C

38	MainStay High Yield Municipal Bond Fund

shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $5,014 and $153,780, respectively, for the year ended October 31, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $136,745 and $101,819, respectively, for the year ended October 31, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM

Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2013, were as follows:

Investor Class	$1,817
Class A	251,003
Class C	173,440
Class I	210,841

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2013, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$850,768	$(2,777,430)	$(947,495)	$(12,912,649)	$(15,786,806)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to dividends payable.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(2,540)	$2,540	$—

The reclassifications for the Fund are primarily due to distribution re-designations and underlying funds distributions reclass from tax exempt to long term capital gain.

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $2,777,430 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amount (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$2,777	$—

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 shown in the Statements of

Changes in Net Assets was as follows:

	2013	2012
Distributions paid from:
Ordinary Income	$2,319,536	$1,243,308
Exempt Interest Dividends	43,810,663	26,352,135
Long-Term Capital Gain	1,659,184	—
Total	$47,789,383	$27,595,443

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon and State Street, who serve as the agents to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest

mainstayinvestments.com	39

Notes to Financial Statements (continued)

on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 28, 2013, the aggregate commitment amount was $200,000,000 with an optional maximum amount of $250,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2013.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2013, purchases and sales of securities, other than short-term securities, were $988,859 and $951,556, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2013:
Shares sold	105,633	$1,246,392
Shares issued to shareholders in reinvestment of dividends and distributions	8,913	102,744
Shares redeemed	(51,208)	(577,962)

Net increase (decrease) in shares outstanding before conversion	63,338	771,174
Shares converted into Investor Class (See Note 1)	23,096	258,175
Shares converted from Investor Class (See Note 1)	(35,095)	(408,882)

Net increase (decrease)	51,339	$620,467

Year ended October 31, 2012:
Shares sold	168,686	$1,914,878
Shares issued to shareholders in reinvestment of dividends and distributions	5,590	63,654
Shares redeemed	(36,778)	(418,446)

Net increase (decrease) in shares outstanding before conversion	137,498	1,560,086
Shares converted into Investor Class (See Note 1)	9,396	108,509
Shares converted from Investor Class (See Note 1)	(80,732)	(926,709)

Net increase (decrease)	66,162	$741,886

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	21,606,821	$249,459,753
Shares issued to shareholders in reinvestment of dividends and distributions	1,342,687	15,569,800
Shares redeemed	(29,260,211)	(338,297,950)

Net increase (decrease) in shares outstanding before conversion	(6,310,703)	(73,268,397)
Shares converted into Class A (See Note 1)	35,041	408,882
Shares converted from Class A (See Note 1)	(23,070)	(258,175)

Net increase (decrease)	(6,298,732)	$(73,117,690)

Year ended October 31, 2012:
Shares sold	35,527,707	$402,633,010
Shares issued to shareholders in reinvestment of dividends and distributions	834,193	9,546,677
Shares redeemed	(9,522,150)	(108,475,009)

Net increase (decrease) in shares outstanding before conversion	26,839,750	303,704,678
Shares converted into Class A (See Note 1)	80,650	926,709
Shares converted from Class A (See Note 1)	(9,387)	(108,509)

Net increase (decrease)	26,911,013	$304,522,878

Class C	Shares	Amount
Year ended October 31, 2013:
Shares sold	6,096,852	$71,383,331
Shares issued to shareholders in reinvestment of dividends and distributions	491,307	5,680,362
Shares redeemed	(7,465,327)	(84,589,069)

Net increase (decrease)	(877,168)	$(7,525,376)

Year ended October 31, 2012:
Shares sold	14,346,472	$162,599,673
Shares issued to shareholders in reinvestment of dividends and distributions	235,715	2,707,769
Shares redeemed	(970,105)	(11,178,175)

Net increase (decrease)	13,612,082	$154,129,267

Class I	Shares	Amount
Year ended October 31, 2013:
Shares sold	31,386,742	$358,405,827
Shares issued to shareholders in reinvestment of dividends and distributions	1,044,743	12,069,194
Shares redeemed	(22,562,924)	(259,457,896)

Net increase (decrease)	9,868,561	$111,017,125

Year ended October 31, 2012:
Shares sold	27,054,577	$307,238,907
Shares issued to shareholders in reinvestment of dividends and distributions	414,765	4,798,187
Shares redeemed	(6,171,160)	(70,732,785)

Net increase (decrease)	21,298,182	$241,304,309

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2013, events and transactions subsequent to October 31, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

40	MainStay High Yield Municipal Bond Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay High Yield Municipal Bond Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, and the period from March 31, 2010 (commencement of operations) through October 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay High Yield Municipal Bond Fund of MainStay Funds Trust as of October 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, and the period from March 31, 2010 (commencement of operations) through October 31, 2010, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 20, 2013

mainstayinvestments.com	41

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $1,659,184 as long term capital distribution.

For Federal individual income tax purposes, the Fund designated 95.0% of the ordinary income dividends paid during its fiscal year ended October 31, 2013 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.

In February 2014, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2013. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2013.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX, once it is filed, will be available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii)  on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q will be available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

42	MainStay High Yield Municipal Bond Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008***.	Chief Investment Officer, New York Life Insurance Company (since 2011); President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC (since 2008); Member of the Board, MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, and Cornerstone Capital Management Holdings LLC (fka Madison Square Investors LLC) (since 2008); Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012); Member of the Board of Private Advisors, L.L.C.(since 2010); Member of the Board of MCF Capital Management LLC (since 2012); and President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	79

MainStay VP Funds Trust:
Trustee since 2008
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990***.	President; Strategic Management Advisors LLC (since 1990)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (50 portfolios).

mainstayinvestments.com	43

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Board Members	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011; Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios); State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002***.	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	79

MainStay VP Funds Trust:
Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Managing Director, ICC Capital Management; President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	79

MainStay VP Funds Trust: Trustee
since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

44	MainStay High Yield Municipal Bond Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Board Members	Roman L. Weil 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009.	Visiting Professor, University of California—San Diego (since 2012); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School Business, University of Chicago (since 2008)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	79

MainStay VP Funds Trust:
Trustee since 1997
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (25 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

mainstayinvestments.com	45

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.*

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance, New York Life Investment Management LLC (since 2009); Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2009)**; Assistant Secretary, MainStay Funds (2006 to 2008) and MainStay VP Series Fund, Inc. (2005 to 2008)**
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (2006 to 2012); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

46	MainStay High Yield Municipal Bond Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-32040 MS322-13	MSMHY11-12/13 NL0F5

MainStay ICAP Funds

Message from the President and Annual Report

October 31, 2013

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

This page intentionally left blank

Message from the President

With a few notable exceptions, major stock markets around the world tended to advance strongly during the 12 months ended October 31, 2013. According to Russell data, many U.S. stock indexes rose more than 25%, and some exceeded 30%. In the United States, growth stocks tended to outperform value stocks, but the differences were slight among large-capitalization issues.

European stocks were generally strong, with some regional variations. The market seemed convinced that the European Union would remain intact and that economic recovery would be possible, even in troubled peripheral nations. Japanese stocks advanced as the yen weakened and monetary and fiscal stimulus plans went into effect. Slowing growth prospects for China, however, led to weaker stock-market performance for that nation and its major suppliers, including Peru, Chile and Indonesia.

In the United States, stocks were buoyed by steady progress in corporate earnings and general improvements in profits. Stock prices occasionally faltered as politicians debated the so-called fiscal cliff, imposed a government shutdown and wrangled over debt limits. But stocks quickly recovered when agreements were reached and the government shutdown ended.

The Federal Reserve maintained the federal funds target rate in a range near zero, which drew money into stocks. When the Federal Reserve suggested that it might begin to gradually taper its security purchases, however, U.S. Treasury yields rose sharply. Stocks that tend to serve as a proxy for yield, including real estate investment trusts (REITs) and utilities, sold off. In September, the Federal Reserve noted that economic conditions did not yet warrant the anticipated tapering, and the announcement helped calm investor concerns.

Rising interest rates left many bond investors in negative territory for the 12 months ended October 31, 2013. (Bond prices tend to fall as interest rates rise and tend to rise as interest rates fall.) As an asset class, U.S. Treasury securities generally provided negative total returns, as did many high-grade bonds. Searching for additional yield, many fixed-income investors took on the higher risk of high-yield bonds, which advanced during the reporting period. Others moved into convertible bonds, which generally benefited from the rising stock market.

Through all of these market changes, the portfolio managers of MainStay Funds focused on the investment objectives of their respective Funds and on the available investment strategies. Our portfolio managers used disciplined investment techniques, seeking to achieve long-term results consistent with their mandate.

Whether the markets go up or down, we believe that shareholders do well to maintain a long-term, wide-range perspective. With appropriate diversification, negative results in one asset class may be balanced by positive results in others. While some investors find volatility troublesome, experienced investors know that without it, market opportunities would be limited.

The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2013. While past performance is no guarantee of future results, we encourage you to get invested, stay invested and add to your investments whenever you can.

We thank you for choosing MainStay Funds, and we look forward to strengthening our relationship over time.

Sincerely,

Stephen P. Fisher

President

Not part of the Annual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Summary Prospectus and/or Prospectus carefully before investing.

MainStay ICAP Equity Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2013

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	19.35 26.30%	12.89 14.18%	7.33 7.94%	1.43 1.43%
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	19.60 26.56	13.18 14.46	7.46 8.07	1.17 1.17
Class C Shares[4]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	24.36 25.36	13.33 13.33	7.13 7.13	2.18 2.18
Class I Shares	No Sales Charge		26.90	14.79	8.39	0.92
Class R1 Shares[4]	No Sales Charge		26.80	14.69	8.29	1.02
Class R2 Shares[4]	No Sales Charge		26.44	14.38	8.01	1.27
Class R3 Shares[4]	No Sales Charge		26.11	14.10	7.74	1.52

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Effective August 31, 2006, ICAP Equity Fund was renamed MainStay ICAP Equity Fund. At that time, the Fund’s existing no-load shares were redesignated as Class I shares.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on April 29, 2008, include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class A, C, R1, R2 and R3 shares, first offered on September 1, 2006, include the historical performance of Class I shares through August 31, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance for these share classes would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Ten Years
Russell 1000® Value Index[5]	28.29%	14.06%	7.81%
S&P 500® Index[6]	27.18	15.17	7.46
Average Lipper Large-Cap Value Fund[7]	27.47	13.52	6.92

5.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Value Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the

Fund’s secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.

The average Lipper large-cap value fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap value funds typically have below average characteristics compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay ICAP Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay ICAP Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2013, to October 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2013, to October 31, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/13	Ending Account Value (Based on Actual Returns and Expenses) 10/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,098.80	$7.19	$1,018.30	$6.92

Class A Shares	$1,000.00	$1,099.90	$6.03	$1,019.50	$5.80

Class C Shares	$1,000.00	$1,094.80	$11.19	$1,014.50	$10.76

Class I Shares	$1,000.00	$1,101.30	$4.77	$1,020.70	$4.58

Class R1 Shares	$1,000.00	$1,101.00	$5.24	$1,020.20	$5.04

Class R2 Shares	$1,000.00	$1,099.60	$6.56	$1,019.00	$6.31

Class R3 Shares	$1,000.00	$1,098.00	$7.88	$1,017.70	$7.58

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.36% for Investor Class, 1.14% for Class A, 2.12% for Class C, 0.90% for Class I, 0.99% for Class R1, 1.24% for Class R2 and 1.49% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of October 31, 2013 (Unaudited)

Oil, Gas & Consumable Fuels	8.9%
Pharmaceuticals	7.9
Diversified Financial Services	7.8
Media	6.2
Industrial Conglomerates	4.9
Aerospace & Defense	4.7
Health Care Equipment & Supplies	4.5
Wireless Telecommunication Services	4.4
Commercial Banks	4.3
Health Care Providers & Services	3.6
Chemicals	3.5
Energy Equipment & Services	3.2
Semiconductors & Semiconductor Equipment	3.0
Consumer Finance	2.9
Auto Components	2.8
Insurance	2.7

Hotels, Restaurants & Leisure	2.5%
Automobiles	2.4
Diversified Telecommunication Services	2.0
Electric Utilities	2.0
Multiline Retail	2.0
Beverages	1.9
Communications Equipment	1.9
Food & Staples Retailing	1.9
Software	1.4
Computers & Peripherals	1.2
Internet Software & Services	1.2
Containers & Packaging	0.7
Short-Term Investment	3.2
Other Assets, Less Liabilities	0.4

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2013 (excluding short-term investment) (Unaudited)

1.	General Electric Co.
2.	Pfizer, Inc.
3.	Vodafone Group PLC, Sponsored ADR
4.	Exxon Mobil Corp.
5.	Time Warner, Inc.
6.	Viacom, Inc., Class B
7.	Texas Instruments, Inc.
8.	Capital One Financial Corp.
9.	Johnson Controls, Inc.
10.	Citigroup, Inc.

8	MainStay ICAP Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerrold K. Senser, CFA, Thomas R. Wenzel, CFA, and Thomas M. Cole, CFA, of Institutional Capital LLC (ICAP), the Fund’s Subadvisor.

How did MainStay ICAP Equity Fund perform relative to its benchmark and peers during the 12 months ended October 31, 2013?

Excluding all sales charges, MainStay ICAP Equity Fund returned 26.30% for Investor Class shares, 26.56% for Class A shares and 25.36% for Class C shares for the 12 months ended October 31, 2013. Over the same period, Class I shares returned 26.90%, Class R1 shares returned 26.80%, Class R2 shares returned 26.44% and Class R3 shares returned 26.11%. For the 12 months ended October 31, 2013, all share classes underperformed the 28.29% return of the Russell 1000® Value Index,1 which is the Fund’s broad-based securities-market index. All share classes underperformed the 27.47% return of the average Lipper2 large-cap value fund for the same period. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

A number of key drivers affected the Fund’s performance relative to the Russell 1000® Value Index. Favorable stock selection in the consumer discretionary and telecommunication services sectors added to the Fund’s relative performance. Stock selection in the information technology and materials sectors, however, detracted from the Fund’s relative performance. The Fund benefited from an overweight position relative to the Russell 1000® Value Index in the consumer discretionary sector. An overweight position in the telecommunication services sector detracted from the Fund’s performance relative to the Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the Russell 1000® Value Index were consumer discretionary, telecommunication services and utilities. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver in the consumer discretionary and telecommunication services sectors. An underweight position in the utilities sector added to the Fund’s relative performance.

The sectors that detracted the most from the Fund’s performance relative to the Russell 1000® Value Index were materials, financials and energy. Stock selection was the primary driver in each case.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were media companies Time

Warner and Viacom and semiconductor manufacturer Texas Instruments. Time Warner’s stock outpaced the Russell 1000® Value Index, as the company continued its strong operational performance and provided expectations of growth in affiliate-fee revenue. Viacom benefited from improved network ratings as advertising revenue exceeded expectations. Texas Instruments continued to exit unattractive businesses and reduce expenditures to increase operating margins. All three companies returned cash to shareholders through dividends and stock buybacks. Each of these positions remained in the Fund at the end of the reporting period.

Detractors from the Fund’s absolute performance included gold miner Barrick Gold, integrated electric utility company Exelon and natural gas producer Encana. Barrick Gold lagged as production delays and cost overruns hampered the company’s results and outlook. Exelon underperformed when the results of an electricity price auction suggested that electricity prices might decline. Encana underperformed the Russell 1000® Value Index as low natural gas prices and increased capital expenditures weighed on results. The Fund sold its position in Barrick Gold. Exelon and Encana remained in the Fund at the end of the reporting period, as we believed that the stocks were attractively valued with strong catalysts for potential appreciation.

Did the Fund make any significant purchases or sales during the reporting period?

We continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation over a 12- to 18-month time frame.

We added a position in diversified financial services company Bank of America. We anticipate higher profits for the company as the U.S. economic recovery drives loan growth and subsequent revenue increases, while management executes a cost-cutting program. We also added aerospace manufacturer Boeing. We anticipate strong delivery growth and cost improvements on the new 787 airplane.

In addition to the sales already mentioned, we sold software maker Microsoft and integrated oil & gas producer Occidental Petroleum. Both were sold in favor of other stocks that we believed had greater potential upside and were more attractive on a relative valuation basis.

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its exposure relative to the Russell 1000® Value Index in the consumer discretionary and consumer staples sectors. In consumer discretionary, the Fund added to its

1.	See footnote on page 6 for more information on the Russell 1000® Value Index.
2.	See footnote on page 6 for more information on Lipper Inc.

mainstayinvestments.com	9

overweight position relative to the benchmark. Even with increased exposure to consumer staples, the Fund remained underweight relative to the Russell 1000® Value Index.

During the reporting period, the Fund decreased its sector weightings relative to the Russell 1000® Value Index in information technology and health care. In information technology, the Fund moved from an overweight position relative to the Index to a more neutral position. In health care, the Fund reduced its position but remained overweight relative to the Index.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2013, the Fund was most significantly overweight relative to the Russell 1000® Value Index in the consumer discretionary and telecommunication services sectors. As of the same date, the Fund was most significantly underweight relative to the Index in financials and utilities. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay ICAP Equity Fund

Portfolio of Investments October 31, 2013

	Shares	Value

Common Stocks 96.4%†
Aerospace & Defense 4.7%
Boeing Co. (The)	178,600	$23,307,300
Honeywell International, Inc.	309,225	26,819,084

		50,126,384

Auto Components 2.8%
♦Johnson Controls, Inc.	652,021	30,090,769

Automobiles 2.4%
Ford Motor Co.	1,521,200	26,027,732

Beverages 1.9%
Coca-Cola Co. (The)	504,612	19,967,497

Chemicals 3.5%
Monsanto Co.	255,569	26,804,077
Mosaic Co. (The)	238,100	10,916,885

		37,720,962

Commercial Banks 4.3%
BB&T Corp.	554,215	18,826,684
PNC Financial Services Group, Inc.	363,600	26,735,508

		45,562,192

Communications Equipment 1.9%
Cisco Systems, Inc.	928,150	20,883,375

Computers & Peripherals 1.2%
NetApp, Inc.	327,550	12,712,216

Consumer Finance 2.9%
♦Capital One Financial Corp.	446,750	30,678,322

Containers & Packaging 0.7%
Owens-Illinois, Inc. (a)	223,541	7,106,368

Diversified Financial Services 7.8%
Bank of America Corp.	2,024,200	28,257,832
♦Citigroup, Inc.	610,700	29,789,946
JPMorgan Chase & Co.	484,950	24,994,323

		83,042,101

Diversified Telecommunication Services 2.0%
BCE, Inc.	482,749	21,014,064

Electric Utilities 2.0%
Exelon Corp.	753,700	21,510,598

	Shares	Value

Energy Equipment & Services 3.2%
Cameron International Corp. (a)	167,750	$9,202,765
Halliburton Co.	466,300	24,727,889

		33,930,654

Food & Staples Retailing 1.9%
CVS Caremark Corp.	335,000	20,857,100

Health Care Equipment & Supplies 4.5%
Baxter International, Inc.	452,100	29,779,827
Covidien PLC	285,206	18,284,557

		48,064,384

Health Care Providers & Services 3.6%
McKesson Corp.	86,625	13,542,952
UnitedHealth Group, Inc.	365,550	24,952,443

		38,495,395

Hotels, Restaurants & Leisure 2.5%
McDonald’s Corp.	278,350	26,866,342

Industrial Conglomerates 4.9%
♦General Electric Co.	1,998,800	52,248,632

Insurance 2.7%
ACE, Ltd.	302,541	28,874,513

Internet Software & Services 1.2%
eBay, Inc. (a)	251,650	13,264,471

Media 6.2%
♦Time Warner, Inc.	508,592	34,960,614
♦Viacom, Inc., Class B	383,434	31,936,218

		66,896,832

Multiline Retail 2.0%
Dollar General Corp. (a)	365,550	21,121,479

Oil, Gas & Consumable Fuels 8.9%
Encana Corp.	680,500	12,194,560
♦Exxon Mobil Corp.	477,100	42,757,702
Marathon Oil Corp.	672,000	23,694,720
Southwestern Energy Co. (a)	439,750	16,367,495

		95,014,477

Pharmaceuticals 7.9%
Johnson & Johnson	236,000	21,855,960
Novartis A.G., ADR	205,900	15,967,545
♦Pfizer, Inc.	1,535,570	47,111,288

		84,934,793

Semiconductors & Semiconductor Equipment 3.0%
♦Texas Instruments, Inc.	753,688	31,715,191

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments October 31, 2013 (continued)

	Shares	Value

Common Stocks (continued)
Software 1.4%
Symantec Corp.	651,150	$14,807,151

Wireless Telecommunication Services 4.4%
♦Vodafone Group PLC, Sponsored ADR	1,266,726	46,640,851

Total Common Stocks (Cost $750,371,898)		1,030,174,845

	Principal Amount
Short-Term Investment 3.2%
Repurchase Agreement 3.2%
State Street Bank and Trust Co. 0.00%, dated 10/31/13 due 11/1/13 Proceeds at Maturity $34,300,818 (Collateralized by a Federal National Mortgage Association security with a rate of 2.12% and a maturity date of 11/7/22, with a Principal Amount of $37,215,000 and a Market Value of $34,987,198)	$34,300,818	34,300,818

Total Short-Term Investment (Cost $34,300,818)		34,300,818

Total Investments (Cost $784,672,716) (b)	99.6%	1,064,475,663
Other Assets, Less Liabilities	0.4	4,609,554
Net Assets	100.0%	$1,069,085,217
(a)	Non-income producing security.

(b)	As of October 31, 2013, cost is $790,024,049 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$285,883,423
Gross unrealized depreciation	(11,431,809)

Net unrealized appreciation	$274,451,614

The following abbreviation is used in the above portfolio:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,030,174,845	$—	$—	$1,030,174,845
Short-Term Investment
Repurchase Agreement	—	34,300,818	—	34,300,818

Total Investments in Securities	$1,030,174,845	$34,300,818	$—	$1,064,475,663

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2013

Assets
Investment in securities, at value (identified cost $784,672,716)	$1,064,475,663
Receivables:
Investment securities sold	5,728,976
Fund shares sold	1,298,261
Dividends and interest	899,171
Other assets	28,064

Total assets	1,072,430,135

Liabilities
Payables:
Investment securities purchased	2,151,444
Manager (See Note 3)	746,062
Fund shares redeemed	191,150
Transfer agent (See Note 3)	130,809
Shareholder communication	54,995
NYLIFE Distributors (See Note 3)	27,906
Professional fees	19,860
Trustees	2,379
Custodian	1,891
Accrued expenses	18,422

Total liabilities	3,344,918

Net assets	$1,069,085,217

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$21,669
Additional paid-in capital	848,709,407

848,731,076
Undistributed net investment income	356,663
Accumulated net realized gain (loss) on investments and foreign currency transactions	(59,805,469)
Net unrealized appreciation (depreciation) on investments	279,802,947

Net assets	$1,069,085,217

Investor Class
Net assets applicable to outstanding shares	$13,828,652

Shares of beneficial interest outstanding	281,088

Net asset value per share outstanding	$49.20
Maximum sales charge (5.50% of offering price)	2.86

Maximum offering price per share outstanding	$52.06

Class A
Net assets applicable to outstanding shares	$44,770,077

Shares of beneficial interest outstanding	908,626

Net asset value per share outstanding	$49.27
Maximum sales charge (5.50% of offering price)	2.87

Maximum offering price per share outstanding	$52.14

Class C
Net assets applicable to outstanding shares	$11,696,315

Shares of beneficial interest outstanding	240,133

Net asset value and offering price per share outstanding	$48.71

Class I
Net assets applicable to outstanding shares	$965,386,387

Shares of beneficial interest outstanding	19,561,315

Net asset value and offering price per share outstanding	$49.35

Class R1
Net assets applicable to outstanding shares	$8,744,360

Shares of beneficial interest outstanding	177,103

Net asset value and offering price per share outstanding	$49.37

Class R2
Net assets applicable to outstanding shares	$21,207,825

Shares of beneficial interest outstanding	430,474

Net asset value and offering price per share outstanding	$49.27

Class R3
Net assets applicable to outstanding shares	$3,451,601

Shares of beneficial interest outstanding	70,210

Net asset value and offering price per share outstanding	$49.16

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Operations for the year ended October 31, 2013

Investment Income (Loss)
Income
Dividends (a)	$22,859,991
Interest	2,041

Total income	22,862,032

Expenses
Manager (See Note 3)	7,829,530
Transfer agent (See Note 3)	791,969
Distribution/Service—Investor Class (See Note 3)	32,778
Distribution/Service—Class A (See Note 3)	94,267
Distribution/Service—Class C (See Note 3)	98,058
Distribution/Service—Class R2 (See Note 3)	42,578
Distribution/Service—Class R3 (See Note 3)	15,512
Registration	89,559
Professional fees	69,642
Shareholder communication	62,179
Shareholder service (See Note 3)	27,181
Trustees	20,078
Custodian	12,734
Miscellaneous	45,769

Total expenses before waiver/reimbursement	9,231,834
Expense waiver/reimbursement from Manager (See Note 3)	(57,323)

Net expenses	9,174,511

Net investment income (loss)	13,687,521

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	95,222,166
Foreign currency transactions	(5,905)

Net realized gain (loss) on investments and foreign currency transactions	95,216,261

Net change in unrealized appreciation (depreciation) on investments	120,785,454

Net realized and unrealized gain (loss) on investments and foreign currency transactions	216,001,715

Net increase (decrease) in net assets resulting from operations	$229,689,236

(a)	Dividends recorded net of foreign withholding taxes in the amount of $384,811.

14	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2013 and October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$13,687,521	$15,574,565
Net realized gain (loss) on investments and foreign currency transactions	95,216,261	44,752,926
Net change in unrealized appreciation (depreciation) on investments	120,785,454	60,045,827

Net increase (decrease) in net assets resulting from operations	229,689,236	120,373,318

Dividends to shareholders:
From net investment income:
Investor Class	(126,425)	(144,668)
Class A	(445,308)	(430,657)
Class C	(24,641)	(58,590)
Class I	(12,772,422)	(14,782,823)
Class R1	(96,977)	(72,230)
Class R2	(183,496)	(125,932)
Class R3	(27,112)	(34,666)

Total dividends to shareholders	(13,676,381)	(15,649,566)

Capital share transactions:
Net proceeds from sale of shares	245,780,528	336,499,969
Net asset value of shares issued to shareholders in reinvestment of dividends	13,275,733	15,241,083
Cost of shares redeemed	(286,245,665)	(362,347,043)

Increase (decrease) in net assets derived from capital share transactions	(27,189,404)	(10,605,991)

Net increase (decrease) in net assets	188,823,451	94,117,761

Net Assets
Beginning of year	880,261,766	786,144,005

End of year	$1,069,085,217	$880,261,766

Undistributed net investment income at end of year	$356,663	$351,428

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Financial Highlights selected per share data and ratios

	Year ended October 31,
Investor Class	2013	2012	2011	2010	2009
Net asset value at beginning of year	$39.34	$35.05	$33.81	$29.89	$26.95

Net investment income (loss) (a)	0.43	0.46	0.37	0.22	0.32
Net realized and unrealized gain (loss) on investments	9.86	4.30	1.22	3.95	3.15

Total from investment operations	10.29	4.76	1.59	4.17	3.47

Less dividends:
From net investment income	(0.43)	(0.47)	(0.35)	(0.25)	(0.53)

Net asset value at end of year	$49.20	$39.34	$35.05	$33.81	$29.89

Total investment return (b)	26.30%	13.61%	4.67%	14.02%	13.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.96%	1.22%	1.01%	0.69%	1.24%
Net expenses	1.38%	1.43%	1.46%	1.56%	1.29%
Expenses (before waiver/reimbursement)	1.38%	1.43%	1.46%	1.56%	1.69%
Portfolio turnover rate	50%	75%	74%	64%	93%
Net assets at end of year (in 000’s)	$13,829	$11,979	$11,633	$12,036	$11,465

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class A	2013	2012	2011	2010	2009
Net asset value at beginning of year	$39.41	$35.07	$33.84	$29.89	$26.93

Net investment income (loss) (a)	0.52	0.55	0.49	0.34	0.35
Net realized and unrealized gain (loss) on investments	9.87	4.34	1.19	3.96	3.15

Total from investment operations	10.39	4.89	1.68	4.30	3.50

Less dividends:
From net investment income	(0.53)	(0.55)	(0.45)	(0.35)	(0.54)

Net asset value at end of year	$49.27	$39.41	$35.07	$33.84	$29.89

Total investment return (b)	26.56%	13.93%	4.94%	14.44%	13.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.15%	1.46%	1.34%	1.08%	1.35%
Net expenses	1.16%	1.17%	1.18%	1.18%	1.18%
Expenses (before waiver/reimbursement)	1.16%	1.17%	1.18%	1.18%	1.26%
Portfolio turnover rate	50%	75%	74%	64%	93%
Net assets at end of year (in 000’s)	$44,770	$29,809	$28,388	$24,138	$25,257

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

16	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2013	2012	2011	2010	2009
Net asset value at beginning of year	$38.97	$34.78	$33.59	$29.78	$26.86

Net investment income (loss) (a)	0.08	0.17	0.09	(0.02)	0.13
Net realized and unrealized gain (loss) on investments	9.77	4.28	1.21	3.93	3.13

Total from investment operations	9.85	4.45	1.30	3.91	3.26

Less dividends:
From net investment income	(0.11)	(0.26)	(0.11)	(0.10)	(0.34)

Net asset value at end of year	$48.71	$38.97	$34.78	$33.59	$29.78

Total investment return (b)	25.36%	12.77%	3.86%	13.15%	12.51%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.19%	0.44%	0.26%	(0.07%)	0.52%
Net expenses	2.13%	2.18%	2.21%	2.31%	2.04%
Expenses (before waiver/reimbursement)	2.13%	2.18%	2.21%	2.31%	2.44%
Portfolio turnover rate	50%	75%	74%	64%	93%
Net assets at end of year (in 000’s)	$11,696	$8,620	$7,872	$6,825	$5,206

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class I	2013	2012	2011	2010	2009
Net asset value at beginning of year	$39.47	$35.12	$33.89	$29.93	$26.97

Net investment income (loss) (a)	0.64	0.65	0.57	0.43	0.45
Net realized and unrealized gain (loss) on investments	9.89	4.34	1.22	3.96	3.14

Total from investment operations	10.53	4.99	1.79	4.39	3.59

Less dividends:
From net investment income	(0.65)	(0.64)	(0.56)	(0.43)	(0.63)

Net asset value at end of year	$49.35	$39.47	$35.12	$33.89	$29.93

Total investment return (b)	26.90%	14.23%	5.23%	14.76%	13.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.44%	1.72%	1.57%	1.35%	1.76%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.83%
Expenses (before waiver/reimbursement)	0.91%	0.92%	0.93%	0.93%	1.02%
Portfolio turnover rate	50%	75%	74%	64%	93%
Net assets at end of year (in 000’s)	$965,386	$809,605	$725,422	$801,517	$705,425

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R1	2013	2012	2011	2010	2009
Net asset value at beginning of year	$39.49	$35.14	$33.91	$29.94	$26.98

Net investment income (loss) (a)	0.59	0.63	0.53	0.40	0.39
Net realized and unrealized gain (loss) on investments	9.90	4.33	1.22	3.97	3.18

Total from investment operations	10.49	4.96	1.75	4.37	3.57

Less dividends:
From net investment income	(0.61)	(0.61)	(0.52)	(0.40)	(0.61)

Net asset value at end of year	$49.37	$39.49	$35.14	$33.91	$29.94

Total investment return (b)	26.80%	14.13%	5.14%	14.67%	13.73%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.32%	1.65%	1.47%	1.24%	1.49%
Net expenses	0.99%	0.99%	0.99%	1.01%	0.94%
Expenses (before reimbursement/waiver)	1.01%	1.02%	1.03%	1.03%	1.11%
Portfolio turnover rate	50%	75%	74%	64%	93%
Net assets at end of year (in 000’s)	$8,744	$4,658	$3,869	$3,351	$2,268

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.

	Year ended October 31,
Class R2	2013	2012	2011	2010	2009
Net asset value at beginning of year	$39.40	$35.08	$33.85	$29.90	$26.94

Net investment income (loss) (a)	0.47	0.47	0.44	0.30	0.33
Net realized and unrealized gain (loss) on investments	9.89	4.37	1.21	3.97	3.17

Total from investment operations	10.36	4.84	1.65	4.27	3.50

Less dividends:
From net investment income	(0.49)	(0.52)	(0.42)	(0.32)	(0.54)

Net asset value at end of year	$49.27	$39.40	$35.08	$33.85	$29.90

Total investment return (b)	26.44%	13.82%	4.84%	14.36%	13.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.05%	1.24%	1.22%	0.93%	1.27%
Net expenses	1.26%	1.27%	1.28%	1.28%	1.19%
Expenses (before waiver/reimbursement)	1.26%	1.27%	1.28%	1.28%	1.36%
Portfolio turnover rate	50%	75%	74%	64%	93%
Net assets at end of year (in 000’s)	$21,208	$12,618	$6,096	$4,313	$2,050

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.

18	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R3	2013	2012	2011	2010	2009
Net asset value at beginning of year	$39.32	$35.04	$33.81	$29.89	$26.93

Net investment income (loss) (a)	0.38	0.43	0.33	0.22	0.23
Net realized and unrealized gain (loss) on investments	9.84	4.30	1.23	3.97	3.21

Total from investment operations	10.22	4.73	1.56	4.19	3.44

Less dividends:
From net investment income	(0.38)	(0.45)	(0.33)	(0.27)	(0.48)

Net asset value at end of year	$49.16	$39.32	$35.04	$33.81	$29.89

Total investment return (b)	26.11%	13.52%	4.59%	14.07%	13.22%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.85%	1.15%	0.92%	0.70%	0.88%
Net expenses	1.51%	1.52%	1.53%	1.53%	1.45%
Expenses (before waiver/reimbursement)	1.51%	1.52%	1.53%	1.53%	1.60%
Portfolio turnover rate	50%	75%	74%	64%	93%
Net assets at end of year (in 000’s)	$3,452	$2,972	$2,864	$2,257	$365

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

MainStay ICAP Select Equity Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2013

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% I nitial Sales Charge	With sales charges	19.50%	12.74%	8.27%	1.43%
		Excluding sales charges	26.46	14.02	8.88	1.43
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges	19.76	13.02	8.41	1.25
		Excluding sales charges	26.73	14.30	9.02	1.25
Class B Shares[5]	Maximum 5% CDSC	With sales charges	20.51	12.93	8.08	2.18
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	25.51	13.17	8.08	2.18
Class C Shares[4]	Maximum 1% CDSC	With sales charges	24.49	13.17	8.07	2.18
	if Redeemed Within One Year of Purchase	Excluding sales charges	25.49	13.17	8.07	2.18
Class I Shares	No Sales Charge		27.06	14.62	9.32	1.00
Class R1 Shares[4]	No Sales Charge		26.92	14.45	9.19	1.10
Class R2 Shares[4]	No Sales Charge		26.64	14.17	8.92	1.35
Class R3 Shares[4]	No Sales Charge		26.20	13.85	8.64	1.60
Class R6 Shares[6]	No Sales Charge		27.10	14.62	9.32	0.84

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Effective August 31, 2006, ICAP Select Equity Fund was renamed MainStay ICAP Select Equity Fund. At that time, the Fund’s existing no-load shares were redesignated as Class I shares.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on April 29, 2008, include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance for Investor Class shares would likely have been different.
4.	Performance figures for Class A, C, R1, R2 and R3 shares, first offered on September 1, 2006, include the historical performance of Class I shares through August 31, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance for these share classes would likely have been different.
5.	Performance figures for Class B shares, first offered on November 13, 2009, include the historical performance of Class I shares through November 12, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance for Class B shares would likely have been different.
6.	Performance figures for Class R6 shares, first offered on June 17, 2013, include the historical performance of Class I shares. Performance for Class R6 shares would likely have been different because of differences in expenses attributable to each share class.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

20	MainStay ICAP Select Equity Fund

Benchmark Performance	One Year	Five Years	Ten Years
Russell 1000® Value Index[7]	28.29%	14.06%	7.81%
S&P 500® Index[8]	27.18	15.17	7.46
Average Lipper Large-Cap Value Fund[9]	27.47	13.52	6.92

7.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Value Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the

Fund’s secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
9.

The average Lipper large-cap value fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap value funds typically have below average characteristics compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	21

Cost in Dollars of a $1,000 Investment in MainStay ICAP Select Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2013, to October 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2013, to October 31, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/13	Ending Account Value (Based on Actual Returns and Expenses) 10/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,095.00	$7.18	$1,018.30	$6.92

Class A Shares	$1,000.00	$1,096.10	$6.23	$1,019.30	$6.01

Class B Shares	$1,000.00	$1,090.90	$11.12	$1,014.60	$10.71

Class C Shares	$1,000.00	$1,090.70	$11.12	$1,014.60	$10.71

Class I Shares	$1,000.00	$1,097.40	$4.76	$1,020.70	$4.58

Class R1 Shares	$1,000.00	$1,096.90	$5.29	$1,020.20	$5.09

Class R2 Shares	$1,000.00	$1,095.70	$6.60	$1,018.90	$6.36

Class R3 Shares	$1,000.00	$1,093.80	$8.34	$1,017.20	$8.03

Class R6 Shares [2,3]	$1,000.00	$1,097.80	$3.13	$1,015.60	$3.04

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.36% for Investor Class, 1.18% for Class A, 2.11% for Class B and Class C, 0.90% for Class I, 1.00% for Class R1, 1.25% for Class R2, 1.58% for Class R3 and 0.81% for Class R6) multiplied by the average account value over the period, divided by 365 and multiplied by 184 for Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2, and Class R3 (to reflect the six-month period), 136 days for Class R6 (to reflect the since inception period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses paid during the period reflect ongoing costs for the period from inception through October 31, 2013. Had these shares been offered for the full six-month period ended October 31, 2013, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $4.13 and the ending account value would have been $1,021.20 for Class R6.
3.	The inception date for Class R6 shares was June 17, 2013.

22	MainStay ICAP Select Equity Fund

Industry Composition as of October 31, 2013 (Unaudited)

Oil, Gas & Consumable Fuels	10.3%
Diversified Financial Services	9.1
Media	8.4
Pharmaceuticals	6.4
Aerospace & Defense	6.3
Health Care Equipment & Supplies	6.0
Industrial Conglomerates	6.0
Wireless Telecommunication Services	5.1
Commercial Banks	5.0
Chemicals	4.1
Auto Components	3.9
Semiconductors & Semiconductor Equipment	3.7

Consumer Finance	3.5%
Hotels, Restaurants & Leisure	3.2
Food & Staples Retailing	3.1
Energy Equipment & Services	2.5
Automobiles	2.4
Communications Equipment	2.3
Electric Utilities	2.3
Software	2.0
Short-Term Investment	4.0
Other Assets, Less Liabilities	0.4

100.0%

See Portfolio of Investments beginning on page 26 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2013 (excluding short-term investment) (Unaudited)

1.	Pfizer, Inc.
2.	General Electric Co.
3.	Vodafone Group PLC, Sponsored ADR
4.	Time Warner, Inc.
5.	Exxon Mobil Corp.
6.	Johnson Controls, Inc.
7.	Viacom, Inc.
8.	Baxter International, Inc.
9.	Texas Instruments, Inc.
10.	Capital One Financial Corp.

mainstayinvestments.com	23

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerrold K. Senser, CFA, Thomas R. Wenzel, CFA, and Thomas M. Cole, CFA, of Institutional Capital LLC (ICAP), the Fund’s Subadvisor.

How did MainStay ICAP Select Equity Fund perform relative to its benchmark and peers during the 12 months ended October 31, 2013?

Excluding all sales charges, MainStay ICAP Select Equity Fund returned 26.46% for Investor Class shares, 26.73% for Class A shares, 25.51% for Class B shares and 25.49% for Class C shares for the 12 months ended October 31, 2013. Over the same period, Class I shares returned 27.06%, Class R1 shares returned 26.92%, Class R2 shares returned 26.64%, Class R3 shares returned 26.20% and Class R6 shares returned 27.10%. For the 12 months ended October 31, 2013, all share classes underperformed the 28.29% return of the Russell 1000® Value Index,1 which is the Fund’s broad-based securities-market index. All share classes underperformed the 27.47% return of the average Lipper2 large-cap value fund for the same period. See page 20 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

A number of key drivers affected the Fund’s performance relative to the Russell 1000® Value Index. Favorable stock selection in the consumer discretionary and telecommunication services sectors added to the Fund’s relative performance. Stock selection in the materials and information technology sectors, however, detracted from the Fund’s relative performance. The Fund benefited from an overweight position relative to the Russell 1000® Value Index in the consumer discretionary sector. On the other hand, an underweight position in the financials sector detracted from the Fund’s performance relative to the Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the Russell 1000® Value Index were consumer discretionary, telecommunication services and industrials. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver in each of these sectors. The sectors that detracted the most from the Fund’s performance relative to the Russell 1000® Value Index were materials, financials and energy. Stock selection was the primary driver in each case.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were media companies Time Warner and Viacom and auto parts manufacturer Johnson Controls. Time Warner’s stock outpaced the Russell 1000® Value Index, as the company continued its strong operational performance and provided expectations of growth in affiliate-fee revenue. Viacom benefited from improved network ratings as advertising revenue exceeded expectations. Johnson Controls performed strongly when profit margins improved as a result of restructuring initiatives. All three positions remained in the Fund at the end of the reporting period.

Detractors from the Fund’s absolute performance included gold miner Barrick Gold, integrated electric utility company Exelon and phosphate and potash miner Mosaic. Barrick Gold lagged as production delays and cost overruns hampered the company’s results and outlook. Since we believed there was a risk that these issues would continue rather than be resolved, the Fund sold its position in the stock. Exelon underperformed when the results of an electricity price auction suggested that electricity prices might decline. Mosaic underperformed the Russell 1000® Value Index when price cuts announced by a competitor made future revenues less certain. Exelon and Mosaic remained in the Fund at the end of the reporting period, as we believed the stocks were attractively valued and the companies offered strong catalysts for potential appreciation.

Did the Fund make any significant purchases or sales during the reporting period?

We continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation over a 12- to 18-month time frame.

We added a position in diversified financial services company Bank of America. We anticipate higher profits for the company as the U.S. economic recovery drives loan growth and subsequent revenue increases, and management executes a cost-cutting program. We also added a position in aerospace manufacturer Boeing. We anticipate strong delivery growth and cost improvements on the new 787 airplane.

In addition to the sale already mentioned, we sold the Fund’s positions in software maker Microsoft and diversified health care company Johnson & Johnson. We sold both positions when we found other stocks that we believed had greater potential upside and were more attractive on a relative-valuation basis.

1.	See footnote on page 21 for more information on the Russell 1000® Value Index.
2.	See footnote on page 21 for more information on Lipper Inc.

24	MainStay ICAP Select Equity Fund

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its exposure relative to the Russell 1000® Value Index in the consumer discretionary and consumer staples. In consumer discretionary, the Fund added to its overweight position relative to the benchmark. Even with increased exposure to consumer staples, the Fund remained underweight relative to the Russell 1000® Value Index.

During the reporting period, the Fund decreased its sector weightings relative to the Russell 1000® Value Index in health care and information technology. In both sectors, the Fund moved from an overweight position to a slightly underweight position relative to the benchmark.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2013, the Fund was most significantly overweight relative to the Russell 1000® Value Index in the consumer discretionary and telecommunication services sectors. As of the same date, the Fund was most significantly underweight relative to the Index in financials and utilities. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	25

Portfolio of Investments October 31, 2013

	Shares	Value
Common Stocks 95.6%†
Aerospace & Defense 6.3%
Boeing Co. (The)	1,262,350	$164,736,675
Honeywell International, Inc.	1,774,374	153,891,457

		318,628,132

Auto Components 3.9%
♦Johnson Controls, Inc.	4,247,825	196,037,124

Automobiles 2.4%
Ford Motor Co.	7,055,850	120,725,594

Chemicals 4.1%
Monsanto Co.	1,350,953	141,687,951
Mosaic Co. (The)	1,453,950	66,663,607

		208,351,558

Commercial Banks 5.0%
BB&T Corp.	3,016,308	102,463,983
PNC Financial Services Group, Inc.	2,062,950	151,688,713

		254,152,696

Communications Equipment 2.3%
Cisco Systems, Inc.	5,164,387	116,198,708

Consumer Finance 3.5%
♦Capital One Financial Corp.	2,559,672	175,772,676

Diversified Financial Services 9.1%
Bank of America Corp.	11,825,400	165,082,584
Citigroup, Inc.	3,364,907	164,140,164
JPMorgan Chase & Co.	2,557,734	131,825,610

		461,048,358

Electric Utilities 2.3%
Exelon Corp.	4,179,250	119,275,795

Energy Equipment & Services 2.5%
Halliburton Co.	2,373,750	125,879,963

Food & Staples Retailing 3.1%
CVS Caremark Corp.	2,541,400	158,227,564

Health Care Equipment & Supplies 6.0%
♦Baxter International, Inc.	2,865,300	188,737,311
Covidien PLC	1,814,177	116,306,887

		305,044,198

Hotels, Restaurants & Leisure 3.2%
McDonald’s Corp.	1,684,150	162,554,158

	Shares	Value
Industrial Conglomerates 6.0%
♦General Electric Co.	11,671,565	$305,094,709

Media 8.4%
♦Time Warner, Inc.	3,404,159	234,001,889
♦Viacom, Inc., Class B	2,291,244	190,837,713

		424,839,602

Oil, Gas & Consumable Fuels 10.3%
Encana Corp.	3,578,050	64,118,656
♦Exxon Mobil Corp.	2,470,614	221,416,427
Marathon Oil Corp.	4,216,100	148,659,686
Southwestern Energy Co. (a)	2,329,566	86,706,446

		520,901,215

Pharmaceuticals 6.4%
♦Pfizer, Inc.	10,683,953	327,783,678

Semiconductors & Semiconductor Equipment 3.7%
♦Texas Instruments, Inc.	4,432,350	186,513,288

Software 2.0%
Symantec Corp.	4,460,100	101,422,674

Wireless Telecommunication Services 5.1%
♦Vodafone Group PLC, Sponsored ADR	7,108,751	261,744,212

Total Common Stocks (Cost $3,585,541,288)		4,850,195,902

	Principal Amount
Short-Term Investment 4.0%
Repurchase Agreement 4.0%
State Street Bank and Trust Co. 0.00%, dated 10/31/13 due 11/1/13 Proceeds at Maturity $203,567,600 (Collateralized by Government Agency securities with rates between 2.00% and 2.11% and maturity dates between 11/7/22 and 1/30/23, with a Principal Amount of $225,895,000 and a Market Value of $207,639,136)	$203,567,600	203,567,600

Total Short-Term Investment (Cost $203,567,600)		203,567,600

Total Investments (Cost $3,789,108,888) (b)	99.6%	5,053,763,502
Other Assets, Less Liabilities	0.4	19,619,550
Net Assets	100.0%	$5,073,383,052

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2013, excluding short-term investment. May be subject to change daily.

26	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)	Non-income producing security.

(b)	As of October 31, 2013, cost is $3,807,651,921 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$1,306,127,786
Gross unrealized depreciation	(60,016,205)

Net unrealized appreciation	$1,246,111,581

The following abbreviation is used in the above portfolio:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$4,850,195,902	$—	$—	$4,850,195,902
Short-Term Investment
Repurchase Agreement	—	203,567,600	—	203,567,600

Total Investments in Securities	$4,850,195,902	$203,567,600	$—	$5,053,763,502

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Statement of Assets and Liabilities as of October 31, 2013

Assets
Investment in securities, at value (identified cost $3,789,108,888)	$5,053,763,502
Receivables:
Investment securities sold	30,486,364
Fund shares sold	10,357,510
Dividends and interest	5,039,575
Other assets	64,710

Total assets	5,099,711,661

Liabilities
Payables:
Investment securities purchased	15,307,885
Fund shares redeemed	5,641,017
Manager (See Note 3)	3,336,420
Transfer agent (See Note 3)	1,350,538
NYLIFE Distributors (See Note 3)	361,351
Shareholder communication	198,247
Professional fees	49,290
Trustees	11,120
Custodian	5,334
Accrued expenses	67,407

Total liabilities	26,328,609

Net assets	$5,073,383,052

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$108,206
Additional paid-in capital	3,982,318,799

3,982,427,005
Undistributed net investment income	2,396,500
Accumulated net realized gain (loss) on investments	(176,095,067)
Net unrealized appreciation (depreciation) on investments	1,264,654,614

Net assets	$5,073,383,052

Investor Class
Net assets applicable to outstanding shares	$195,119,941

Shares of beneficial interest outstanding	4,165,922

Net asset value per share outstanding	$46.84
Maximum sales charge (5.50% of offering price)	2.73

Maximum offering price per share outstanding	$49.57

Class A
Net assets applicable to outstanding shares	$831,352,371

Shares of beneficial interest outstanding	17,749,838

Net asset value per share outstanding	$46.84
Maximum sales charge (5.50% of offering price)	2.73

Maximum offering price per share outstanding	$49.57

Class B
Net assets applicable to outstanding shares	$51,682,292

Shares of beneficial interest outstanding	1,112,858

Net asset value and offering price per share outstanding	$46.44

Class C
Net assets applicable to outstanding shares	$109,501,176

Shares of beneficial interest outstanding	2,358,319

Net asset value and offering price per share outstanding	$46.43

Class I
Net assets applicable to outstanding shares	$3,810,279,927

Shares of beneficial interest outstanding	81,208,873

Net asset value and offering price per share outstanding	$46.92

Class R1
Net assets applicable to outstanding shares	$33,885,778

Shares of beneficial interest outstanding	722,012

Net asset value and offering price per share outstanding	$46.93

Class R2
Net assets applicable to outstanding shares	$27,817,365

Shares of beneficial interest outstanding	593,936

Net asset value and offering price per share outstanding	$46.84

Class R3
Net assets applicable to outstanding shares	$13,717,413

Shares of beneficial interest outstanding	293,287

Net asset value and offering price per share outstanding	$46.77

Class R6
Net assets applicable to outstanding shares	$26,789

Shares of beneficial interest outstanding	571

Net asset value and offering price per share outstanding	$46.92

28	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2013

Investment Income (Loss)
Income
Dividends (a)	$106,670,270
Interest	9,839

Total income	106,680,109

Expenses
Manager (See Note 3)	35,798,851
Transfer agent (See Note 3)	7,455,501
Distribution/Service—Investor Class (See Note 3)	476,853
Distribution/Service—Class A (See Note 3)	1,807,090
Distribution/Service—Class B (See Note 3)	524,354
Distribution/Service—Class C (See Note 3)	1,025,645
Distribution/Service—Class R2 (See Note 3)	64,933
Distribution/Service—Class R3 (See Note 3)	75,558
Shareholder communication	527,632
Registration	163,326
Professional fees	162,310
Trustees	92,540
Shareholder service (See Note 3)	71,187
Custodian	31,498
Miscellaneous	176,799

Total expenses before waiver/reimbursement	48,454,077
Expense waiver/reimbursement from Manager (See Note 3)	(3,099,469)

Net expenses	45,354,608

Net investment income (loss)	61,325,501

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	348,034,759
Net change in unrealized appreciation (depreciation) on investments	631,243,157

Net realized and unrealized gain (loss) on investments	979,277,916

Net increase (decrease) in net assets resulting from operations	$1,040,603,417

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,216,652.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Statements of Changes in Net Assets

for the years ended October 31, 2013 and October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$61,325,501	$63,278,296
Net realized gain (loss) on investments (a)	348,034,759	112,152,473
Net change in unrealized appreciation (depreciation) on investments	631,243,157	318,030,099

Net increase (decrease) in net assets resulting from operations	1,040,603,417	493,460,868

Dividends to shareholders:
From net investment income:
Investor Class	(1,857,772)	(2,358,389)
Class A	(8,615,536)	(9,073,352)
Class B	(139,133)	(365,035)
Class C	(268,444)	(579,430)
Class I	(48,685,279)	(50,860,316)
Class R1	(408,808)	(404,819)
Class R2	(292,197)	(319,966)
Class R3	(126,000)	(161,532)
Class R6	(194)	—

Total dividends to shareholders	(60,393,363)	(64,122,839)

Capital share transactions:
Net proceeds from sale of shares	1,268,257,631	1,009,701,685
Net asset value of shares issued to shareholders in reinvestment of dividends	56,202,548	57,322,080
Cost of shares redeemed (b)	(1,119,648,402)	(1,249,569,081)

Increase (decrease) in net assets derived from capital share transactions	204,811,777	(182,545,316)

Net increase (decrease) in net assets	1,185,021,831	246,792,713

Net Assets
Beginning of year	3,888,361,221	3,641,568,508

End of year	$5,073,383,052	$3,888,361,221

Undistributed net investment income at end of year	$2,396,500	$1,464,362

(a)	Includes realized gains of $1,170,138 due to in-kind redemptions during the year ended October 31, 2012. (See Note 9)

(b)	Includes in-kind redemptions in the amount of $36,596,388 during the year ended October 31, 2012. (See Note 9)

30	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Investor Class	2013	2012	2011	2010	2009
Net asset value at beginning of year	$37.41	$33.41	$33.06	$28.68	$25.62

Net investment income (loss)	0.43 (a)	0.46 (a)	0.38	0.22 (a)	0.25
Net realized and unrealized gain (loss) on investments	9.42	4.01	0.32	4.38	3.10

Total from investment operations	9.85	4.47	0.70	4.60	3.35

Less dividends:
From net investment income	(0.42)	(0.47)	(0.35)	(0.22)	(0.29)

Net asset value at end of year	$46.84	$37.41	$33.41	$33.06	$28.68

Total investment return (b)	26.46%	13.46%	2.08%	16.12%	13.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.02%	1.28%	1.08%	0.71%	0.99%
Net expenses	1.38%	1.43%	1.43%	1.47%	1.30%
Expenses (before waiver/reimbursement)	1.38%	1.43%	1.43%	1.51%	1.45%
Portfolio turnover rate	55%	64%	71%	55%	101%
Net assets at end of year (in 000’s)	$195,120	$177,880	$181,060	$185,828	$9,808

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class A	2013	2012	2011	2010	2009
Net asset value at beginning of year	$37.41	$33.42	$33.07	$28.69	$25.62

Net investment income (loss)	0.51 (a)	0.54 (a)	0.46	0.31 (a)	0.32
Net realized and unrealized gain (loss) on investments	9.43	4.01	0.33	4.38	3.09

Total from investment operations	9.94	4.55	0.79	4.69	3.41

Less dividends:
From net investment income	(0.51)	(0.56)	(0.44)	(0.31)	(0.34)

Net asset value at end of year	$46.84	$37.41	$33.42	$33.07	$28.69

Total investment return (b)	26.73%	13.71%	2.35%	16.46%	13.58%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.20%	1.50%	1.33%	1.01%	1.21%
Net expenses	1.18%	1.18%	1.18%	1.18%	1.09%
Expenses (before waiver/reimbursement)	1.23%	1.25%	1.21%	1.23%	1.28%
Portfolio turnover rate	55%	64%	71%	55%	101%
Net assets at end of year (in 000’s)	$831,352	$606,575	$542,404	$478,386	$190,956

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Financial Highlights selected per share data and ratios

	Year ended October 31,			November 13, 2009** through October 31,
Class B	2013	2012	2011	2010
Net asset value at beginning of period	$37.10	$33.15	$32.84	$29.93

Net investment income (loss)	0.12 (a)	0.21 (a)	0.10	(0.01	)(a)
Net realized and unrealized gain (loss) on investments	9.33	3.95	0.34	2.99

Total from investment operations	9.45	4.16	0.44	2.98

Less dividends:
From net investment income	(0.11)	(0.21)	(0.13)	(0.07)

Net asset value at end of period	$46.44	$37.10	$33.15	$32.84

Total investment return (b)	25.51%	12.60%	1.32%	9.98	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.29%	0.59%	0.35%	(0.04	%)††
Net expenses	2.13%	2.18%	2.18%	2.22	% ††
Expenses (before waiver/reimbursement)	2.13%	2.18%	2.18%	2.26	% ††
Portfolio turnover rate	55%	64%	71%	55%
Net assets at end of period (in 000’s)	$51,682	$52,558	$64,649	$85,952

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Year ended October 31,
Class C	2013	2012	2011	2010		2009
Net asset value at beginning of year	$37.10	$33.15	$32.84	$28.56		$25.53

Net investment income (loss)	0.11 (a)	0.19 (a)	0.12	(0.01	)(a)	0.07
Net realized and unrealized gain (loss) on investments	9.33	3.97	0.33	4.36		3.09

Total from investment operations	9.44	4.16	0.45	4.35		3.16

Less dividends:
From net investment income	(0.11)	(0.21)	(0.14)	(0.07)		(0.13)

Net asset value at end of year	$46.43	$37.10	$33.15	$32.84		$28.56

Total investment return (b)	25.49%	12.60%	1.32%	15.25%		12.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.26%	0.53%	0.34%	(0.02%)		0.28%
Net expenses	2.13%	2.18%	2.18%	2.22%		2.05%
Expenses (before waiver/reimbursement)	2.13%	2.18%	2.18%	2.26%		2.21%
Portfolio turnover rate	55%	64%	71%	55%		101%
Net assets at end of year (in 000’s)	$109,501	$95,321	$95,887	$95,241		$55,841

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

32	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2013	2012	2011	2010	2009
Net asset value at beginning of year	$37.48	$33.47	$33.12	$28.74	$25.67

Net investment income (loss)	0.63 (a)	0.65 (a)	0.55	0.41 (a)	0.37
Net realized and unrealized gain (loss) on investments	9.44	4.02	0.34	4.37	3.10

Total from investment operations	10.07	4.67	0.89	4.78	3.47

Less dividends:
From net investment income	(0.63)	(0.66)	(0.54)	(0.40)	(0.40)

Net asset value at end of year	$46.92	$37.48	$33.47	$33.12	$28.74

Total investment return (b)	27.06%	14.07%	2.63%	16.77%	13.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.48%	1.81%	1.61%	1.32%	1.50%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.83%
Expenses (before waiver/reimbursement)	0.98%	1.00%	0.96%	0.98%	1.03%
Portfolio turnover rate	55%	64%	71%	55%	101%
Net assets at end of year (in 000’s)	$3,810,280	$2,892,113	$2,702,189	$2,041,651	$1,454,261

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

	Year ended October 31,
Class R1	2013	2012	2011	2010	2009
Net asset value at beginning of year	$37.49	$33.48	$33.13	$28.74	$25.68

Net investment income (loss)	0.59 (a)	0.59 (a)	0.51	0.35 (a)	0.35
Net realized and unrealized gain (loss) on investments	9.43	4.03	0.33	4.39	3.08

Total from investment operations	10.02	4.62	0.84	4.74	3.43

Less dividends:
From net investment income	(0.58)	(0.61)	(0.49)	(0.35)	(0.37)

Net asset value at end of year	$46.93	$37.49	$33.48	$33.13	$28.74

Total investment return (b)	26.92%	13.91%	2.47%	16.60%	13.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.38%	1.64%	1.45%	1.12%	1.23%
Net expenses	1.00%	1.03%	1.06%	1.08%	0.98%
Expenses (before reimbursement/waiver)	1.08%	1.10%	1.06%	1.08%	1.13%
Portfolio turnover rate	55%	64%	71%	55%	101%
Net assets at end of year (in 000’s)	$33,886	$26,903	$20,156	$15,583	$13,628

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	33

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2013	2012	2011	2010	2009
Net asset value at beginning of year	$37.41	$33.42	$33.07	$28.69	$25.63

Net investment income (loss)	0.49 (a)	0.52 (a)	0.40	0.27 (a)	0.26
Net realized and unrealized gain (loss) on investments	9.42	3.99	0.35	4.38	3.11

Total from investment operations	9.91	4.51	0.75	4.65	3.37

Less dividends:
From net investment income	(0.48)	(0.52)	(0.40)	(0.27)	(0.31)

Net asset value at end of year	$46.84	$37.41	$33.42	$33.07	$28.69

Total investment return (b)	26.64%	13.59%	2.21%	16.29%	13.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.14%	1.44%	1.21%	0.88%	1.07%
Net expenses	1.25%	1.28%	1.31%	1.33%	1.22%
Expenses (before waiver/reimbursement)	1.33%	1.35%	1.31%	1.33%	1.38%
Portfolio turnover rate	55%	64%	71%	55%	101%
Net assets at end of year (in 000’s)	$27,817	$22,433	$21,933	$24,776	$11,099

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.

	Year ended October 31,
Class R3	2013	2012	2011	2010	2009
Net asset value at beginning of year	$37.36	$33.38	$33.02	$28.66	$25.60

Net investment income (loss)	0.36 (a)	0.40 (a)	0.34	0.18 (a)	0.21
Net realized and unrealized gain (loss) on investments	9.39	3.99	0.33	4.38	3.10

Total from investment operations	9.75	4.39	0.67	4.56	3.31

Less dividends:
From net investment income	(0.34)	(0.41)	(0.31)	(0.20)	(0.25)

Net asset value at end of year	$46.77	$37.36	$33.38	$33.02	$28.66

Total investment return (b)	26.20%	13.24%	1.99%	15.97%	13.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.85%	1.10%	0.98%	0.58%	0.78%
Net expenses	1.58%	1.60%	1.56%	1.58%	1.47%
Expenses (before waiver/reimbursement)	1.58%	1.60%	1.56%	1.58%	1.63%
Portfolio turnover rate	55%	64%	71%	55%	101%
Net assets at end of year (in 000’s)	$13,717	$14,578	$13,291	$11,994	$4,558

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.

34	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class R6	June 17, 2013** through October 31, 2013
Net asset value at beginning of period	$44.12

Net investment income (loss)	0.18	(a)
Net realized and unrealized gain (loss) on investments	2.96

Total from investment operations	3.14

Less dividends:
From net investment income	(0.34)

Net asset value at end of period	$46.92

Total investment return (b)	7.17	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.05	%††
Net expenses	0.81	%††
Portfolio turnover rate	55%
Net assets at end of period (in 000’s)	$27

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	35

MainStay ICAP Global Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2013

Class	Sales Charge		One Year	Five Year	Since Inception (4/30/08)	Gross Expense Ratio[2]
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	20.59 27.60%	12.02 13.29%	2.49 3.55%	1.59 1.59%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	20.59 27.61	12.07 13.34	2.56 3.62	1.38 1.38
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	25.60 26.60	12.45 12.45	2.79 2.79	2.34 2.34
Class I Shares	No Sales Charge		27.97	13.61	3.87	1.13

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

36	MainStay ICAP Global Fund

Benchmark Performance	One Year	Five Years	Since Inception
MSCI World Index[3]	25.77%	13.34%	3.37%
Average Lipper Global Large-Cap Value Fund[4]	26.79	12.44	3.65

3.	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The average Lipper global large-cap value fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s global large-cap floor. Global large-cap value funds typically have below average characteristics compared to their large-cap-specific subset of the MSCI World Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	37

Cost in Dollars of a $1,000 Investment in MainStay ICAP Global Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2013, to October 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2013, to October 31, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/13	Ending Account Value (Based on Actual Returns and Expenses) 10/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,099.60	$6.35	$1,019.20	$6.11

Class A Shares	$1,000.00	$1,099.40	$6.09	$1,019.40	$5.85

Class C Shares	$1,000.00	$1,095.10	$10.30	$1,015.40	$9.91

Class I Shares	$1,000.00	$1,101.20	$4.77	$1,020.70	$4.58

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.20% for Investor Class, 1.15% for Class A, 1.95% for Class C and 0.90% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

38	MainStay ICAP Global Fund

Country Composition as of October 31, 2013 (Unaudited)

United States	49.6%
Japan	10.8
Germany	10.0
Switzerland	6.4
United Kingdom	5.5
Italy	4.3
France	3.4

Netherlands	3.3%
Canada	2.6
Singapore	1.9
China	0.5
Thailand	0.5
Other Assets, Less Liabilities	1.2

100.0%

See Portfolio of Investments beginning on page 42 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2013 (excluding short-term investment) (Unaudited)

1.	Pfizer, Inc.
2.	Vodafone Group PLC, Sponsored ADR
3.	General Electric Co.
4.	ENI S.p.A.
5.	Nippon Telegraph & Telephone Corp.
6.	Novartis A.G.
7.	Baxter International, Inc.
8.	Citigroup, Inc.
9.	Monsanto Co.
10.	Mitsubishi Estate Co., Ltd.

mainstayinvestments.com	39

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerrold K. Senser, CFA, Thomas R. Wenzel, CFA, and Thomas M. Cole, CFA, of Institutional Capital LLC (ICAP), the Fund’s Subadvisor.

How did MainStay ICAP Global Fund perform relative to its benchmark and peers during the 12 months ended October 31, 2013?

Excluding all sales charges, MainStay ICAP Global Fund returned 27.60% for Investor Class shares, 27.61% for Class A shares and 26.60% for Class C shares for the 12 months ended October 31, 2013. Over the same period, Class I shares returned 27.97%. For the 12 months ended October 31, 2013, all share classes outperformed the 25.77% return of the MSCI World Index,1 which is the Fund’s broad-based securities-market index. Investor Class, Class A and Class I shares outperformed—and Class C shares underperformed—the 26.79% return of the average Lipper2 global large-cap value fund for the same period. See page 36 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

A number of key drivers affected the Fund’s performance relative to the MSCI World Index. Favorable stock selection in the consumer discretionary and financials sectors added to the Fund’s relative performance. Stock selection in the health care and materials sectors, however, detracted from the Fund’s relative performance. The Fund benefited by being overweight relative to the MSCI World Index in the health care sector. On the other hand, an overweight position in the energy sector detracted from the Fund’s performance relative to the Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the MSCI World Index were consumer discretionary, financials and industrials. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver in each case.

The sectors that detracted the most from the Fund’s performance relative to the MSCI World Index were materials, health care and energy. Stock selection was the primary driver for the materials and health care sectors. An overweight position in energy detracted from the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were media companies Viacom and Time Warner and U.K. retail and commercial bank Lloyds Banking Group. Viacom benefited from improved network ratings as advertising revenue exceeded expectations. Time Warner’s stock outperformed the MSCI World Index, as the company continued its strong operational performance and provided expectations of growth in affiliate-fee revenue. Lloyds Banking Group benefited from improved net interest margins and strong cost control. All three securities remained in the Fund at the end of the reporting period.

Major detractors from the Fund’s absolute performance included global gold mining company Barrick Gold, North American natural gas producer Encana and integrated electric utility company Exelon. Barrick Gold lagged as production delays and cost overruns hampered the company’s results and outlook. Since we believed there was a risk that these issues would continue rather than be resolved, the Fund sold its position in the stock. Encana lagged the MSCI World Index as low natural gas prices and increased capital expenditures weighed on results. Exelon underperformed when the results of an electricity price auction suggested that electricity prices might decline. Encana and Exelon both remained in the Fund at the end of the reporting period, as we believed that the stocks were attractively valued and the companies had strong performance catalysts.

Did the Fund make any significant purchases or sales during the reporting period?

We continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation over a 12- to 18-month time frame.

We added Japanese property company Mitsubishi Estate. We believed that the stock may benefit from accommodative fiscal and monetary policies that may drive property values higher. We also added French integrated oil & gas firm Total. We believed that the stock can benefit from increased and refocused exploration efforts, which may help the company find meaningful reserves. Aerospace manufacturer Boeing was also added to the Fund. We anticipated strong delivery growth and cost improvements on the new 787 airplane.

In addition to the sales previously mentioned, we sold Norwegian retail and commercial bank DNB, software maker Microsoft and diversified health care company Johnson & Johnson. All three were sold when we found other stocks that we believed had greater potential upside and were more attractive on a relative-valuation basis.

1.	See footnote on page 37 for more information on the MSCI World Index.
2.	See footnote on page 37 for more information on Lipper Inc.

40	MainStay ICAP Global Fund

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its sector exposure relative to the MSCI World Index in financials and utilities. Even with these increases, however, the Fund remained underweight relative to the benchmark in both sectors. During the reporting period, the Fund decreased its weightings relative to the MSCI World Index in the industrials and health care sectors. Despite the decreases, the Fund remained overweight relative to the benchmark in both sectors.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2013, the Fund was most significantly overweight relative to the MSCI World Index in the health care and telecommunication services sectors. As of the same date, the Fund was most significantly underweight relative to the Index in consumer staples and information technology. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	41

Portfolio of Investments October 31, 2013

	Shares	Value
Common Stocks 97.5%†
Canada 2.6%
BCE, Inc. (Diversified Telecommunication Services)	19,100	$831,423
Encana Corp. (Oil, Gas & Consumable Fuels)	48,000	860,160

		1,691,583

China 0.5%
China Huishan Dairy Holdings Co., Ltd. (Food Products) (a)	795,100	314,840

France 3.4%
Sanofi (Pharmaceuticals)	6,950	741,132
Total S.A. (Oil, Gas & Consumable Fuels)	22,750	1,398,181

		2,139,313

Germany 10.0%
Bayer A.G. (Pharmaceuticals)	11,400	1,416,888
Bayerische Motoren Werke A.G. (Automobiles)	6,350	720,258
Fresenius SE & Co. KGaA (Health Care Providers & Services)	10,000	1,299,773
SAP A.G. (Software)	17,050	1,339,437
Siemens A.G. (Industrial Conglomerates)	8,200	1,048,557
ThyssenKrupp A.G. (Metals & Mining) (a)	22,350	571,258

		6,396,171

Italy 4.3%
♦ENI S.p.A. (Oil, Gas & Consumable Fuels)	66,350	1,680,116
UniCredit S.p.A. (Commercial Banks)	144,350	1,085,791

		2,765,907

Japan 10.8%
Bridgestone Corp. (Auto Components)	24,050	820,581
Mitsubishi Corp. (Trading Companies & Distributors)	49,100	989,690
♦Mitsubishi Estate Co., Ltd. (Real Estate Management & Development)	50,100	1,425,096
♦Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	31,800	1,646,110
Nissan Motor Co., Ltd. (Automobiles)	117,950	1,177,941
Tokio Marine Holdings, Inc. (Insurance)	24,700	805,080

		6,864,498

Netherlands 3.3%
Akzo Nobel N.V. (Chemicals)	12,283	893,233
Wolters Kluwer N.V. (Media)	44,600	1,209,901

		2,103,134

Singapore 1.9%
DBS Group Holdings, Ltd. (Commercial Banks)	88,250	1,189,265

	Shares	Value
Switzerland 6.4%
ABB, Ltd. (Electrical Equipment) (a)	47,750	$1,219,339
Julius Baer Group, Ltd. (Capital Markets) (a)	26,250	1,290,007
♦Novartis A.G. (Pharmaceuticals)	20,450	1,587,813

		4,097,159

Thailand 0.5%
Shin Corp. PCL (Wireless Telecommunication Services)	112,900	305,601

United Kingdom 5.5%
Lloyds Banking Group PLC (Commercial Banks) (a)	967,200	1,202,341
♦Vodafone Group PLC, Sponsored ADR (Wireless Telecommunication Services)	62,550	2,303,091

		3,505,432

United States 48.3%
Bank of America Corp. (Diversified Financial Services)	70,000	977,200
♦Baxter International, Inc. (Health Care Equipment & Supplies)	22,850	1,505,129
Boeing Co. (The) (Aerospace & Defense)	10,450	1,363,725
Capital One Financial Corp. (Consumer Finance)	18,650	1,280,695
Cisco Systems, Inc. (Communications Equipment)	39,800	895,500
♦Citigroup, Inc. (Diversified Financial Services)	29,550	1,441,449
Covidien PLC (Health Care Equipment & Supplies)	19,650	1,259,761
CVS Caremark Corp. (Food & Staples Retailing)	15,600	971,256
Exelon Corp. (Electric Utilities)	35,300	1,007,462
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	13,350	1,196,427
Ford Motor Co. (Automobiles)	37,500	641,625
♦General Electric Co. (Industrial Conglomerates)	68,450	1,789,283
Halliburton Co. (Energy Equipment & Services)	17,650	935,980
Honeywell International, Inc. (Aerospace & Defense)	12,450	1,079,789
Johnson Controls, Inc. (Auto Components)	25,400	1,172,210
JPMorgan Chase & Co. (Diversified Financial Services)	16,450	847,833
McDonald’s Corp. (Hotels, Restaurants & Leisure)	12,750	1,230,630
♦Monsanto Co. (Chemicals)	13,700	1,436,856
Mosaic Co. (The) (Chemicals)	14,150	648,778
♦Pfizer, Inc. (Pharmaceuticals)	80,400	2,466,672
PNC Financial Services Group, Inc. (Commercial Banks)	15,100	1,110,303
Southwestern Energy Co. (Oil, Gas & Consumable Fuels) (a)	26,100	971,442
Symantec Corp. (Software)	35,600	809,544
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	27,600	1,161,408

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2013, excluding short-term investment. May be subject to change daily.

42	MainStay ICAP Global Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
United States (continued)
Time Warner, Inc. (Media)	18,285	$1,256,911
Viacom, Inc., Class B (Media)	16,500	1,374,285

		30,832,153

Total Common Stocks (Cost $48,098,432)		62,205,056

	Principal Amount
Short-Term Investment 1.3%
Repurchase Agreement 1.3%
United States 1.3%
State Street Bank and Trust Co. 0.00%, dated 10/31/13 due 11/1/13 Proceeds at Maturity $810,368 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 11/7/22, with a Principal Amount of $880,000 and a Market Value of $831,079 (Capital Markets)	$810,368	810,368

Total Short-Term Investment (Cost $810,368)		810,368

Total Investments (Cost $48,908,800) (b)	98.8%	63,015,424
Other Assets, Less Liabilities	1.2	793,413
Net Assets	100.0%	$63,808,837
(a)	Non-income producing security.

(b)	As of October 31, 2013, cost is $49,041,073 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$14,597,266
Gross unrealized depreciation	(622,915)

Net unrealized appreciation	$13,974,351

The following abbreviation is used in the above portfolio:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$62,205,056	$—	$—	$62,205,056
Short-Term Investment
Repurchase Agreement	—	810,368	—	810,368

Total Investments in Securities	$62,205,056	$810,368	$—	$63,015,424

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of October 31, 2012 and October 31, 2013 foreign equity securities were not fair valued, as a result there were no transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	43

Portfolio of Investments October 31, 2013 (continued)

The table below sets forth the diversification of MainStay ICAP Global Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$2,443,514	3.8%
Auto Components	1,992,791	3.1
Automobiles	2,539,824	4.0
Capital Markets	2,100,375	3.3
Chemicals	2,978,867	4.7
Commercial Banks	4,587,700	7.2
Communications Equipment	895,500	1.4
Consumer Finance	1,280,695	2.0
Diversified Financial Services	3,266,482	5.1
Diversified Telecommunication Services	2,477,533	3.9
Electric Utilities	1,007,462	1.6
Electrical Equipment	1,219,339	1.9
Energy Equipment & Services	935,980	1.5
Food & Staples Retailing	971,256	1.5
Food Products	314,840	0.5
Health Care Equipment & Supplies	2,764,890	4.3
Health Care Providers & Services	1,299,773	2.0
Hotels, Restaurants & Leisure	1,230,630	1.9
Industrial Conglomerates	2,837,840	4.5
Insurance	805,080	1.3
Media	3,841,097	6.0
Metals & Mining	571,258	0.9
Oil, Gas & Consumable Fuels	6,106,326	9.6
Pharmaceuticals	6,212,505	9.7
Real Estate Management & Development	1,425,096	2.2
Semiconductors & Semiconductor Equipment	1,161,408	1.8
Software	2,148,981	3.4
Trading Companies & Distributors	989,690	1.6
Wireless Telecommunication Services	2,608,692	4.1

	63,015,424	98.8
Other Assets, Less Liabilities	793,413	1.2

Net Assets	$63,808,837	100.0%

†	Percentages indicated are based on Fund net assets.

44	MainStay ICAP Global Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2013

Assets
Investment in securities, at value (identified cost $48,908,800)	$63,015,424
Cash denominated in foreign currencies (identified cost $110)	108
Receivables:
Investment securities sold	817,610
Dividends and interest	120,663
Fund shares sold	15,383
Other assets	14,595

Total assets	63,983,783

Liabilities
Payables:
Investment securities purchased	95,908
Manager (See Note 3)	33,235
Professional fees	14,317
Fund shares redeemed	10,244
Shareholder communication	9,848
Custodian	3,223
Transfer agent (See Note 3)	2,358
NYLIFE Distributors (See Note 3)	1,580
Foreign capital gains tax (See Note 2(C))	771
Trustees	137
Accrued expenses	3,325

Total liabilities	174,946

Net assets	$63,808,837

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$5,639
Additional paid-in capital	55,446,170

55,451,809
Undistributed net investment income	724,467
Accumulated net realized gain (loss) on investments and foreign currency transactions	(6,474,262)
Net unrealized appreciation (depreciation) on investments (a)	14,105,853
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	970

Net assets	$63,808,837

(a)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $771.

Investor Class
Net assets applicable to outstanding shares	$903,145

Shares of beneficial interest outstanding	80,200

Net asset value per share outstanding	$11.26
Maximum sales charge (5.50% of offering price)	0.66

Maximum offering price per share outstanding	$11.92

Class A
Net assets applicable to outstanding shares	$4,446,870

Shares of beneficial interest outstanding	394,138

Net asset value per share outstanding	$11.28
Maximum sales charge (5.50% of offering price)	0.66

Maximum offering price per share outstanding	$11.94

Class C
Net assets applicable to outstanding shares	$554,036

Shares of beneficial interest outstanding	49,599

Net asset value and offering price per share outstanding	$11.17

Class I
Net assets applicable to outstanding shares	$57,904,786

Shares of beneficial interest outstanding	5,115,307

Net asset value and offering price per share outstanding	$11.32

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	45

Statement of Operations for the year ended October 31, 2013

Investment Income (Loss)
Income
Dividends (a)	$1,377,635
Interest	96

Total income	1,377,731

Expenses
Manager (See Note 3)	456,564
Registration	54,396
Professional fees	50,429
Shareholder communication	18,942
Custodian	16,584
Distribution/Service—Investor Class (See Note 3)	1,948
Distribution/Service—Class A (See Note 3)	10,073
Distribution/Service—Class C (See Note 3)	3,990
Transfer agent (See Note 3)	13,849
Trustees	1,188
Miscellaneous	15,334

Total expenses before waiver/reimbursement	643,297
Expense waiver/reimbursement from Manager (See Note 3)	(113,092)

Net expenses	530,205

Net investment income (loss)	847,526

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	4,711,996
Foreign currency transactions	(27,588)

Net realized gain (loss) on investments and foreign currency transactions	4,684,408

Net change in unrealized appreciation (depreciation) on:
Investments (b)	8,385,805
Translation of other assets and liabilities in foreign currencies	3,568

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	8,389,373

Net realized and unrealized gain (loss) on investments and foreign currency transactions	13,073,781

Net increase (decrease) in net assets resulting from operations	$13,921,307

(a)	Dividends recorded net of foreign withholding taxes in the amount of $81,886.

(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $771.

46	MainStay ICAP Global Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2013 and October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$847,526	$949,920
Net realized gain (loss) on investments and foreign currency transactions	4,684,408	92,167
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	8,389,373	3,523,627

Net increase (decrease) in net assets resulting from operations	13,921,307	4,565,714

Dividends to shareholders:
From net investment income:
Investor Class	(9,647)	(2,768)
Class A	(52,615)	(23,917)
Class C	(1,899)	(520)
Class I	(798,553)	(290,800)

Total dividends to shareholders	(862,714)	(318,005)

Capital share transactions:
Net proceeds from sale of shares	1,028,785	811,419
Net asset value of shares issued to shareholders in reinvestment of dividends	861,281	317,177
Cost of shares redeemed	(837,381)	(6,050,578)

Increase (decrease) in net assets derived from capital share transactions	1,052,685	(4,921,982)

Net increase (decrease) in net assets	14,111,278	(674,273)

Net Assets
Beginning of year	49,697,559	50,371,832

End of year	$63,808,837	$49,697,559

Undistributed net investment income at end of year	$724,467	$767,243

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	47

Financial Highlights selected per share data and ratios

	Year ended October 31,
Investor Class	2013	2012	2011	2010	2009
Net asset value at beginning of year	$8.95	$8.26	$8.51	$7.67	$6.46

Net investment income (loss)	0.12	0.14 (a)	0.13 (a)	0.10	0.11
Net realized and unrealized gain (loss) on investments	2.32	0.59	(0.25)	0.83	1.24
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.00)‡	0.00 ‡	(0.00)‡

Total from investment operations	2.44	0.73	(0.12)	0.93	1.35

Less dividends:
From net investment income	(0.13)	(0.04)	(0.13)	(0.09)	(0.14)

Net asset value at end of year	$11.26	$8.95	$8.26	$8.51	$7.67

Total investment return (b)	27.60%	8.90%	(1.56%)	12.32%	21.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.21%	1.68%	1.50%	1.26%	1.57%
Net expenses	1.20%	1.20%	1.20%	1.20%	1.20%
Expenses (before waiver/reimbursement)	1.57%	1.59%	1.62%	1.72%	1.68%
Portfolio turnover rate	68%	89%	71%	79%	106%
Net assets at end of year (in 000’s)	$903	$635	$558	$368	$209

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class A	2013	2012	2011	2010		2009
Net asset value at beginning of year	$8.97	$8.28	$8.52	$7.68		$6.47

Net investment income (loss)	0.13	0.15 (a)	0.13 (a)	0.12		0.10
Net realized and unrealized gain (loss) on investments	2.31	0.58	(0.24)	0.81		1.26
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.00)‡	0.00	‡	(0.00	)‡

Total from investment operations	2.44	0.73	(0.11)	0.93		1.36

Less dividends:
From net investment income	(0.13)	(0.04)	(0.13)	(0.09)		(0.15)

Redemption fee (b)	—	—	—	0.00	‡(a)	0.00	‡(a)

Net asset value at end of year	$11.28	$8.97	$8.28	$8.52		$7.68

Total investment return (c)	27.61%	8.91%	(1.40%)	12.36%		21.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.27%	1.71%	1.46%	1.30%		1.63%
Net expenses	1.15%	1.15%	1.15%	1.15%		1.15%
Expenses (before waiver/reimbursement)	1.35%	1.38%	1.42%	1.53%		1.46%
Portfolio turnover rate	68%	89%	71%	79%		106%
Net assets at end of year (in 000’s)	$4,447	$3,503	$4,584	$2,398		$801

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

48	MainStay ICAP Global Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2013	2012	2011	2010	2009
Net asset value at beginning of year	$8.88	$8.23	$8.48	$7.65	$6.45

Net investment income (loss)	0.04	0.08 (a)	0.06 (a)	0.04	0.06
Net realized and unrealized gain (loss) on investments	2.31	0.58	(0.24)	0.83	1.24
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.00)‡	0.00 ‡	(0.00)‡

Total from investment operations	2.35	0.66	(0.18)	0.87	1.30

Less dividends:
From net investment income	(0.06)	(0.01)	(0.07)	(0.04)	(0.10)

Net asset value at end of year	$11.17	$8.88	$8.23	$8.48	$7.65

Total investment return (b)	26.60%	8.06%	(2.19%)	11.45%	20.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.47%	0.88%	0.74%	0.49%	0.71%
Net expenses	1.95%	1.95%	1.95%	1.95%	1.95%
Expenses (before waiver/reimbursement)	2.31%	2.34%	2.37%	2.47%	2.42%
Portfolio turnover rate	68%	89%	71%	79%	106%
Net assets at end of year (in 000’s)	$554	$287	$357	$172	$142

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class I	2013	2012	2011	2010		2009
Net asset value at beginning of year	$9.00	$8.30	$8.53	$7.69		$6.47

Net investment income (loss)	0.15	0.17 (a)	0.16 (a)	0.12		0.13
Net realized and unrealized gain (loss) on investments	2.33	0.58	(0.24)	0.83		1.25
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.00)‡	0.00	‡	(0.00)‡

Total from investment operations	2.48	0.75	(0.08)	0.95		1.38

Less dividends:
From net investment income	(0.16)	(0.05)	(0.15)	(0.11)		(0.16)

Redemption fee (b)	—	—	—	0.00	‡(a)	—

Net asset value at end of year	$11.32	$9.00	$8.30	$8.53		$7.69

Total investment return (c)	27.97%	9.27%	(1.23%)	12.56%		21.74%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.51%	1.94%	1.78%	1.50%		2.02%
Net expenses	0.90%	0.90%	0.90%	0.90%		0.90%
Expenses (before waiver/reimbursement)	1.10%	1.13%	1.17%	1.27%		1.20%
Portfolio turnover rate	68%	89%	71%	79%		106%
Net assets at end of year (in 000’s)	$57,905	$45,273	$44,873	$42,867		$37,680

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	49

MainStay ICAP International Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2013

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	18.69 25.60%	10.05 11.30%	8.50 9.12%	1.45 1.45%
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	18.83 25.75	10.26 11.51	8.61 9.22	1.31 1.31
Class C Shares[4]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	23.67 24.67	10.47 10.47	8.30 8.30	2.20 2.20
Class I Shares	No Sales Charge		26.16	11.87	9.55	1.06
Class R1 Shares[4]	No Sales Charge		26.05	11.75	9.43	1.16
Class R2 Shares[4]	No Sales Charge		25.62	11.39	9.12	1.41
Class R3 Shares[4]	No Sales Charge		25.30	11.10	8.84	1.66

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Effective August 31, 2006, ICAP International Fund was renamed MainStay ICAP International Fund. At that time, the Fund’s existing no-load shares were redesignated as Class I shares.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on April 29, 2008, include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance for Investor Class shares would likely have been different.
4.	Performance figures for Class A, C, R1, R2 and R3 shares, first offered on September 1, 2006, include the historical performance of Class I shares through August 31, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance for these shares classes would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

50	MainStay ICAP International Fund

Benchmark Performance	One Year	Five Years	Ten Years
MSCI EAFE® Index[5]	26.88%	11.99%	7.71%
Average Lipper International Large-Cap Value Fund[6]	24.11	10.93	7.58

5.

The MSCI EAFE® Index consists of international stocks representing the developed world outside North America. The MSCI EAFE® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.	The average Lipper international large-cap value fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap value funds typically have below-average characteristics compared to their large-cap-specific subset of the MSCI EAFE Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	51

Cost in Dollars of a $1,000 Investment in MainStay ICAP International Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2013, to October 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2013, to October 31, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/13	Ending Account Value (Based on Actual Returns and Expenses) 10/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,088.20	$7.21	$1,018.30	$6.97

Class A Shares	$1,000.00	$1,089.10	$6.63	$1,018.90	$6.41

Class C Shares	$1,000.00	$1,084.00	$11.14	$1,014.50	$10.76

Class I Shares	$1,000.00	$1,090.70	$5.01	$1,020.40	$4.84

Class R1 Shares	$1,000.00	$1,090.20	$5.53	$1,019.90	$5.35

Class R2 Shares	$1,000.00	$1,088.60	$7.16	$1,018.30	$6.92

Class R3 Shares	$1,000.00	$1,086.90	$8.47	$1,017.10	$8.19

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.37% for Investor Class, 1.26% for Class A, 2.12% for Class C, 0.95% for Class I, 1.05% for Class R1, 1.36% for Class R2 and 1.61% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

52	MainStay ICAP International Fund

Country Composition as of October 31, 2013 (Unaudited)

Germany	17.2%
United Kingdom	17.1
Japan	16.4
Switzerland	13.3
France	9.8
Italy	6.3
United States	4.7
Canada	4.4

Netherlands	4.2%
Norway	2.9
Singapore	2.7
China	0.5
Thailand	0.4
Other Assets, Less Liabilities	0.1

100.0%

See Portfolio of Investments beginning on page 56 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2013 (excluding short-term investment) (Unaudited)

1.	Novartis A.G.
2.	Vodafone Group PLC, Sponsored ADR
3.	Bayer A.G.
4.	ENI S.p.A.
5.	Lloyds Banking Group PLC
6.	Total S.A.
7.	ABB, Ltd.
8.	Nippon Telegraph & Telephone Corp.
9.	BCE, Inc.
10.	Smith & Nephew PLC

mainstayinvestments.com	53

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerrold K. Senser, CFA, Thomas R. Wenzel, CFA, and Thomas M. Cole, CFA, of Institutional Capital LLC (ICAP), the Fund’s Subadvisor.

How did MainStay ICAP International Fund perform relative to its benchmark and peers during the 12 months ended October 31, 2013?

Excluding all sales charges, MainStay ICAP International Fund returned 25.60% for Investor Class shares, 25.75% for Class A shares and 24.67% for Class C shares for the 12 months ended October 31, 2013. Over the same period, Class I shares returned 26.16%, Class R1 shares returned 26.05%, Class R2 shares returned 25.62% and Class R3 shares returned 25.30%. For the 12 months ended October 31, 2013, all share classes underperformed the 26.88% return of the MSCI EAFE® Index,1 which is the Fund’s broad-based securities-market index. All share classes outperformed the 24.11% return of the average Lipper2 international large-cap value fund for the same period. See page 50 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

A number of key drivers affected the Fund’s performance relative to the MSCI EAFE® Index. Favorable stock selection in the financials and consumer discretionary sectors added to the Fund’s relative performance. Stock selection in the telecommunication services and information technology sectors, however, detracted from the Fund’s relative performance. The Fund benefited from an overweight position relative to the MSCI EAFE® Index in the health care sector. On the other hand, an underweight position in the financials sector detracted from the Fund’s performance relative to the Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the MSCI EAFE® Index were financials, consumer staples and consumer discretionary. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver for the financials and consumer discretionary sectors. In addition, having an underweight position relative to the MSCI EAFE® Index in consumer staples added to the Fund’s relative performance.

The sectors that detracted most from the Fund’s performance relative to the MSCI EAFE® Index were telecommunication services, information technology and materials. Stock selection was the primary driver in each case.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were U.K. retail and commercial bank Lloyds Banking Group, global wireless carrier Vodafone and global tire supplier Bridgestone. Lloyds Banking Group benefited from improved net interest margins and strong cost control. Vodafone performed strongly as it announced the sale of its stake in Verizon Wireless and indicated that it would return a significant portion of the proceeds to shareholders. Bridgestone’s results exceeded expectations because of improving price and volume fundamentals, aided by a weaker yen. All three securities remained in the Fund at the end of the reporting period.

Major detractors from the Fund’s absolute performance included global gold mining company Barrick Gold, North American natural gas producer Encana and Chinese construction company China Communications Construction. Barrick Gold lagged as production delays and cost overruns hampered the company’s results and outlook. Since we believed there was a risk that these issues would continue rather than be resolved, the Fund sold its position in the stock. Encana lagged the MSCI EAFE® Index as low natural gas prices and increased capital expenditures weighed on results. China Communications Construction was hindered by slowing Chinese infrastructure spending. We sold the Fund’s position in the stock because of the risk that the credit environment in China might remain tight. Encana remained in the Fund at the end of the reporting period, as we believed that the stock was attractively valued and the company had strong performance catalysts.

Did the Fund make any significant purchases or sales during the reporting period?

We continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation over a 12- to 18-month time frame.

We added global orthopedics company Smith & Nephew. We believe that the stock may benefit from growth in the advanced wound therapy business, driven by continued market share gains in negative pressure wound therapy and by the company’s recent acquisition of Healthpoint Biotherapeutics. We also added Swiss wealth management firm Julius Baer. We believe that the stock may benefit from integration of the Merrill Lynch International Wealth Management business acquired in late 2012. The Fund also added a position in global dialysis equipment and services provider Fresenius SE. We believed that the stock might benefit from continued expansion into emerging markets that need low-priced injectable drugs and supplies.

1.	See footnote on page 51 for more information on the MSCI EAFE® Index.
2.	See footnote on page 51 for more information on Lipper Inc.

54	MainStay ICAP International Fund

In addition to the previously mentioned sale, we sold French food and beverage maker Danone, French industrial company Schneider Electric and Japanese construction and mining manufacturer Komatsu. We sold Danone when it was near our target price and was showing limited upside potential. The Fund sold Schneider Electric when we found other stocks that we felt had greater potential upside and were more attractive on a relative-valuation basis. We sold the Fund’s position in Komatsu because we believed that improving demand in emerging markets and higher commodity prices were likely to be delayed beyond our investment timeframe.

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its sector exposure relative to the MSCI EAFE® Index in financials and health care. Even with the increase in financials, however, the Fund remained underweight relative to the Index. In health care, the Fund added to a position that was already overweight relative to the MSCI EAFE® Index. During the reporting period, the Fund decreased its allocations relative to the MSCI EAFE® Index in the industrials and materials sectors. In both sectors, the Fund moved from an overweight position relative to the Index to an underweight position.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2013, the Fund was most significantly overweight relative to the MSCI EAFE® Index in the health care and telecommunication services sectors. As of the same date, the Fund was most significantly underweight relative to the Index in consumer staples and financials. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	55

Portfolio of Investments October 31, 2013

	Shares	Value

Common Stocks 95.2%†
Canada 4.4%
♦BCE, Inc. (Diversified Telecommunication Services)	1,325,300	$57,690,309
Encana Corp. (Oil, Gas & Consumable Fuels)	1,330,800	23,847,936

		81,538,245

China 0.5%
China Huishan Dairy Holdings Co., Ltd. (Food Products) (a)	23,012,000	9,112,194

France 9.8%
Pernod-Ricard S.A. (Beverages)	326,250	39,202,465
Sanofi (Pharmaceuticals)	346,200	36,917,947
♦Total S.A. (Oil, Gas & Consumable Fuels)	1,024,650	62,973,474
Vallourec S.A. (Machinery)	698,939	41,589,221

		180,683,107

Germany 17.2%
♦Bayer A.G. (Pharmaceuticals)	663,850	82,508,834
Bayerische Motoren Werke A.G. (Automobiles)	345,150	39,149,114
Fresenius SE & Co. KGaA (Health Care Providers & Services)	383,150	49,800,818
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered (Insurance)	183,900	38,427,305
SAP A.G. (Software)	574,950	45,167,712
Siemens A.G. (Industrial Conglomerates)	312,450	39,953,865
ThyssenKrupp A.G. (Metals & Mining) (a)	842,280	21,528,365

		316,536,013

Italy 6.3%
♦ENI S.p.A. (Oil, Gas & Consumable Fuels)	3,139,650	79,502,293
UniCredit S.p.A. (Commercial Banks)	4,953,650	37,261,014

		116,763,307

Japan 16.4%
Bridgestone Corp. (Auto Components)	1,114,450	38,024,812
Mitsubishi Corp. (Trading Companies & Distributors)	2,810,550	56,651,176
Mitsubishi Estate Co., Ltd. (Real Estate Management & Development)	1,721,850	48,978,078
♦Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	1,181,850	61,177,835
Nissan Motor Co., Ltd. (Automobiles)	4,484,100	44,781,717
Tokio Marine Holdings, Inc. (Insurance)	1,608,450	52,426,342

		302,039,960

	Shares	Value

Netherlands 4.2%
Akzo Nobel N.V. (Chemicals)	550,619	$40,041,593
Wolters Kluwer N.V. (Media)	1,362,100	36,950,818

		76,992,411

Norway 2.9%
DNB NOR ASA (Commercial Banks)	3,034,350	53,774,775

Singapore 2.7%
DBS Group Holdings, Ltd. (Commercial Banks)	3,704,950	49,928,242

Switzerland 13.3%
♦ABB, Ltd. (Electrical Equipment) (a)	2,399,900	61,283,610
Holcim, Ltd. (Construction Materials) (a)	351,100	26,157,888
Julius Baer Group, Ltd. (Capital Markets) (a)	1,065,350	52,354,611
♦Novartis A.G. (Pharmaceuticals)	1,371,900	106,519,375

		246,315,484

Thailand 0.4%
Shin Corp. PCL (Wireless Telecommunication Services)	3,023,500	8,184,092

United Kingdom 17.1%
BP PLC (Oil, Gas & Consumable Fuels)	3,382,094	26,176,082
GlaxoSmithKline PLC (Pharmaceuticals)	1,619,550	42,678,164
♦Lloyds Banking Group PLC (Commercial Banks) (a)	55,647,050	69,175,705
♦Smith & Nephew PLC (Health Care Equipment & Supplies)	4,460,200	56,997,305
♦Vodafone Group PLC, Sponsored ADR (Wireless Telecommunication Services)	2,760,350	101,636,087
WPP PLC (Media)	909,800	19,328,737

		315,992,080

Total Common Stocks (Cost $1,437,217,338)		1,757,859,910

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2013, excluding short-term investment. May be subject to change daily.

56	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investment 4.7%
Repurchase Agreement 4.7%
United States 4.7%
State Street Bank and Trust Co. 0.00%, dated 10/31/13 due 11/1/13 Proceeds at Maturity $86,335,740 (Collateralized by a Federal National Mortgage Association security with a rate of 2.11% and a maturity date of 11/7/22, with a Principal Amount of $93,760,000 and a Market Value of $88,065,768) (Capital Markets)	$86,335,740	$86,335,740

Total Short-Term Investment (Cost $86,335,740)		86,335,740

Total Investments (Cost $1,523,553,078) (b)	99.9%	1,844,195,650
Other Assets, Less Liabilities	0.1	2,138,875
Net Assets	100.0%	$1,846,334,525
(a)	Non-income producing security.

(b)	As of October 31, 2013, cost is $1,531,554,568 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$314,128,769
Gross unrealized depreciation	(1,487,687)

Net unrealized appreciation	$312,641,082

The following abbreviation is used in the above portfolio:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,757,859,910	$—	$—	$1,757,859,910
Short-Term Investment
Repurchase Agreement	—	86,335,740	—	86,335,740

Total Investments in Securities	$1,757,859,910	$86,335,740	$—	$1,844,195,650

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of October 31, 2012 and October 31, 2013, foreign equity securities were not fair valued, as a result there were no transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	57

Portfolio of Investments October 31, 2013 (continued)

The table below sets forth the diversification of MainStay ICAP International Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Auto Components	$38,024,812	2.1%
Automobiles	83,930,831	4.5
Beverages	39,202,465	2.1
Capital Markets	138,690,351	7.5
Chemicals	40,041,593	2.2
Commercial Banks	210,139,736	11.4
Construction Materials	26,157,888	1.4
Diversified Telecommunication Services	118,868,144	6.4
Electrical Equipment	61,283,610	3.3
Food Products	9,112,194	0.5
Health Care Equipment & Supplies	56,997,305	3.1
Health Care Providers & Services	49,800,818	2.7
Industrial Conglomerates	39,953,865	2.2
Insurance	90,853,647	4.9
Machinery	41,589,221	2.3
Media	56,279,555	3.0
Metals & Mining	21,528,365	1.2
Oil, Gas & Consumable Fuels	192,499,785	10.4
Pharmaceuticals	268,624,320	14.6
Real Estate Management & Development	48,978,078	2.7
Software	45,167,712	2.4
Trading Companies & Distributors	56,651,176	3.1
Wireless Telecommunication Services	109,820,179	5.9

	1,844,195,650	99.9
Other Assets, Less Liabilities	2,138,875	0.1

Net Assets	$1,846,334,525	100.0%

†	Percentages indicated are based on Fund net assets.

58	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2013

Assets
Investment in securities, at value (identified cost $1,523,553,078)	$1,844,195,650
Cash denominated in foreign currencies (identified cost $424)	418
Receivables:
Investment securities sold	31,610,669
Fund shares sold	9,490,609
Dividends and interest	3,684,563
Other assets	27,767

Total assets	1,889,009,676

Liabilities
Payables:
Investment securities purchased	39,209,816
Fund shares redeemed	1,639,029
Manager (See Note 3)	1,154,722
Transfer agent (See Note 3)	382,638
NYLIFE Distributors (See Note 3)	108,289
Shareholder communication	92,340
Professional fees	29,343
Custodian	28,957
Foreign capital gains tax (See Note 2(C))	10,698
Trustees	3,044
Accrued expenses	16,275

Total liabilities	42,675,151

Net assets	$1,846,334,525

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$52,286
Additional paid-in capital	1,738,686,758

1,738,739,044
Undistributed net investment income	18,368,135
Accumulated net realized gain (loss) on investments and foreign currency transactions	(231,460,721)
Net unrealized appreciation (depreciation) on investments (a)	320,631,874
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	56,193

Net assets	$1,846,334,525

(a)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $10,698.

Investor Class
Net assets applicable to outstanding shares	$9,967,993

Shares of beneficial interest outstanding	283,544

Net asset value per share outstanding	$35.16
Maximum sales charge (5.50% of offering price)	2.05

Maximum offering price per share outstanding	$37.21

Class A
Net assets applicable to outstanding shares	$379,556,083

Shares of beneficial interest outstanding	10,784,067

Net asset value per share outstanding	$35.20
Maximum sales charge (5.50% of offering price)	2.05

Maximum offering price per share outstanding	$37.25

Class C
Net assets applicable to outstanding shares	$17,385,547

Shares of beneficial interest outstanding	504,846

Net asset value and offering price per share outstanding	$34.44

Class I
Net assets applicable to outstanding shares	$1,374,470,243

Shares of beneficial interest outstanding	38,863,115

Net asset value and offering price per share outstanding	$35.37

Class R1
Net assets applicable to outstanding shares	$1,480,033

Shares of beneficial interest outstanding	41,937

Net asset value and offering price per share outstanding	$35.29

Class R2
Net assets applicable to outstanding shares	$51,496,222

Shares of beneficial interest outstanding	1,465,298

Net asset value and offering price per share outstanding	$35.14

Class R3
Net assets applicable to outstanding shares	$11,978,404

Shares of beneficial interest outstanding	343,480

Net asset value and offering price per share outstanding	$34.87

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	59

Statement of Operations for the year ended October 31, 2013

Investment Income (Loss)
Income
Dividends (a)	$32,430,230
Interest	2,849

Total income	32,433,079

Expenses
Manager (See Note 3)	9,792,321
Transfer agent (See Note 3)	2,153,983
Distribution/Service—Investor Class (See Note 3)	23,903
Distribution/Service—Class A (See Note 3)	727,919
Distribution/Service—Class C (See Note 3)	151,472
Distribution/Service—Class R2 (See Note 3)	117,622
Distribution/Service—Class R3 (See Note 3)	56,656
Shareholder communication	183,995
Custodian	156,465
Registration	98,207
Professional fees	87,720
Shareholder service (See Note 3)	59,278
Trustees	25,298
Miscellaneous	56,029

Total expenses before waiver/reimbursement	13,690,868
Expense waiver/reimbursement from Manager (See Note 3)	(619,893)

Net expenses	13,070,975

Net investment income (loss)	19,362,104

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	28,526,110
Foreign currency transactions	(993,956)

Net realized gain (loss) on investments and foreign currency transactions	27,532,154

Net change in unrealized appreciation (depreciation) on:
Investments (b)	245,878,977
Translation of other assets and liabilities in foreign currencies	130,815

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	246,009,792

Net realized and unrealized gain (loss) on investments and foreign currency transactions	273,541,946

Net increase (decrease) in net assets resulting from operations	$292,904,050

(a)	Dividends recorded net of foreign withholding taxes in the amount of $3,513,108.

(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $10,698.

60	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2013 and October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$19,362,104	$21,307,614
Net realized gain (loss) on investments and foreign currency transactions	27,532,154	(37,493,543)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	246,009,792	55,942,842

Net increase (decrease) in net assets resulting from operations	292,904,050	39,756,913

Dividends to shareholders:
From net investment income:
Investor Class	(145,660)	—
Class A	(4,362,177)	(68,568)
Class C	(123,430)	—
Class I	(15,026,192)	(1,610,668)
Class R1	(12,375)	(780)
Class R2	(725,651)	—
Class R3	(161,189)	—

Total dividends to shareholders	(20,556,674)	(1,680,016)

Capital share transactions:
Net proceeds from sale of shares	805,978,301	364,012,834
Net asset value of shares issued to shareholders in reinvestment of dividends	19,559,999	1,569,126
Cost of shares redeemed	(272,789,458)	(300,982,570)

Increase (decrease) in net assets derived from capital share transactions	552,748,842	64,599,390

Net increase (decrease) in net assets	825,096,218	102,676,287

Net Assets
Beginning of year	1,021,238,307	918,562,020

End of year	$1,846,334,525	$1,021,238,307

Undistributed net investment income at end of year	$18,368,135	$20,556,661

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	61

Financial Highlights selected per share data and ratios

	Year ended October 31,
Investor Class	2013	2012	2011	2010		2009
Net asset value at beginning of year	$28.45	$27.46	$29.15	$27.05		$22.19

Net investment income (loss)	0.41 (a)	0.49 (a)	0.47	0.29	(a)	0.49	(a)
Net realized and unrealized gain (loss) on investments	6.79	0.52	(1.69)	2.09		5.13
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.02)	(0.03)	0.00	‡	(0.01)

Total from investment operations	7.18	0.99	(1.25)	2.38		5.61

Less dividends:
From net investment income	(0.47)	—	(0.44)	(0.28)		(0.75)

Redemption fee (b)	—	—	—	0.00	‡(a)	0.00	‡(a)

Net asset value at end of year	$35.16	$28.45	$27.46	$29.15		$27.05

Total investment return (c)	25.60%	3.61%	(4.44%)	9.02%		25.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.30%	1.78%	1.58%	1.07%		2.14%
Net expenses	1.39%	1.45%	1.44%	1.55%		1.38%
Expenses (before waiver/reimbursement)	1.39%	1.45%	1.44%	1.55%		1.62%
Portfolio turnover rate	47%	74%	62%	80%		96%
Net assets at end of year (in 000’s)	$9,968	$8,849	$9,864	$10,343		$10,373

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class A	2013	2012	2011	2010		2009
Net asset value at beginning of year	$28.49	$27.48	$29.18	$27.05		$22.19

Net investment income (loss)	0.44 (a)	0.55 (a)	0.50	0.37	(a)	0.50	(a)
Net realized and unrealized gain (loss) on investments	6.81	0.49	(1.67)	2.07		5.19
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.02)	(0.03)	0.00	‡	(0.01)

Total from investment operations	7.23	1.02	(1.20)	2.44		5.68

Less dividends:
From net investment income	(0.52)	(0.01)	(0.50)	(0.31)		(0.82)

Redemption fee (b)	—	—	—	0.00	‡(a)	0.00	‡(a)

Net asset value at end of year	$35.20	$28.49	$27.48	$29.18		$27.05

Total investment return (c)	25.75%	3.76%	(4.31%)	9.30%		26.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.40%	2.00%	1.77%	1.36%		2.13%
Net expenses	1.27%	1.31%	1.29%	1.30%		1.14%
Expenses (before waiver/reimbursement)	1.27%	1.31%	1.29%	1.36%		1.37%
Portfolio turnover rate	47%	74%	62%	80%		96%
Net assets at end of year (in 000’s)	$379,556	$240,403	$159,275	$193,508		$138,355

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

62	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2013	2012		2011	2010		2009
Net asset value at beginning of year	$27.87	$27.11		$28.87	$26.87		$22.02

Net investment income (loss)	0.17 (a)	0.28	(a)	0.27	0.08	(a)	0.29	(a)
Net realized and unrealized gain (loss) on investments	6.67	0.50		(1.69)	2.09		5.13
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.02)		(0.03)	0.00	‡	(0.01)

Total from investment operations	6.82	0.76		(1.45)	2.17		5.41

Less dividends:
From net investment income	(0.25)	—		(0.31)	(0.17)		(0.56)

Redemption fee (b)	—	—		—	0.00	‡(a)	0.00	‡(a)

Net asset value at end of year	$34.44	$27.87		$27.11	$28.87		$26.87

Total investment return (c)	24.67%	2.80	%(d)	(5.16%)	8.20%		25.06%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.54%	1.05%		0.89%	0.31%		1.30%
Net expenses	2.14%	2.20%		2.19%	2.29%		2.13%
Expenses (before waiver/reimbursement)	2.14%	2.20%		2.19%	2.29%		2.37%
Portfolio turnover rate	47%	74%		62%	80%		96%
Net assets at end of year (in 000’s)	$17,386	$13,832		$15,931	$15,538		$19,244

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

	Year ended October 31,
Class I	2013	2012	2011	2010		2009
Net asset value at beginning of year	$28.63	$27.56	$29.26	$27.12		$22.25

Net investment income (loss)	0.54 (a)	0.64 (a)	0.60	0.46	(a)	0.60	(a)
Net realized and unrealized gain (loss) on investments	6.84	0.51	(1.67)	2.08		5.15
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.02)	(0.03)	0.00	‡	(0.01)

Total from investment operations	7.36	1.13	(1.10)	2.54		5.74

Less dividends:
From net investment income	(0.62)	(0.06)	(0.60)	(0.40)		(0.87)

Redemption fee (b)	—	—	—	0.00	‡(a)	0.00	‡(a)

Net asset value at end of year	$35.37	$28.63	$27.56	$29.26		$27.12

Total investment return (c)	26.16%	4.12%	(3.95%)	9.62%		26.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.69%	2.30%	2.10%	1.70%		2.59%
Net expenses	0.95%	0.95%	0.95%	0.95%		0.85%
Expenses (before waiver/reimbursement)	1.02%	1.06%	1.04%	1.11%		1.13%
Portfolio turnover rate	47%	74%	62%	80%		96%
Net assets at end of year (in 000’s)	$1,374,470	$704,106	$685,355	$587,673		$487,411

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	63

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R1	2013	2012	2011	2010		2009
Net asset value at beginning of year	$28.57	$27.52	$29.22	$27.07		$22.22

Net investment income (loss)	0.50 (a)	0.64	0.54	0.40	(a)	0.59	(a)
Net realized and unrealized gain (loss) on investments	6.83	0.48	(1.64)	2.10		5.12
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.02)	(0.03)	0.00	‡	(0.01)

Total from investment operations	7.31	1.10	(1.13)	2.50		5.70

Less dividends:
From net investment income	(0.59)	(0.05)	(0.57)	(0.35)		(0.85)

Redemption fee (b)	—	—	—	0.00	‡(a)	0.00	‡(a)

Net asset value at end of year	$35.29	$28.57	$27.52	$29.22		$27.07

Total investment return (c)	26.05%	4.05%	(4.09%)	9.48%		26.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.55%	2.30%	1.61%	1.47%		2.54%
Net expenses	1.05%	1.05%	1.05%	1.10%		0.99%
Expenses (before reimbursement/waiver)	1.12%	1.16%	1.14%	1.21%		1.22%
Portfolio turnover rate	47%	74%	62%	80%		96%
Net assets at end of year (in 000’s)	$1,480	$590	$480	$949		$675

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.

	Year ended October 31,
Class R2	2013	2012	2011	2010		2009
Net asset value at beginning of year	$28.45	$27.45	$29.14	$27.05		$22.18

Net investment income (loss)	0.42 (a)	0.51 (a)	0.47	0.32	(a)	0.44	(a)
Net realized and unrealized gain (loss) on investments	6.78	0.51	(1.67)	2.07		5.23
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.02)	(0.03)	0.00	‡	(0.01)

Total from investment operations	7.18	1.00	(1.23)	2.39		5.66

Less dividends:
From net investment income	(0.49)	—	(0.46)	(0.30)		(0.79)

Redemption fee (b)	—	—	—	0.00	‡(a)	0.00	‡(a)

Net asset value at end of year	$35.14	$28.45	$27.45	$29.14		$27.05

Total investment return (c)	25.62%	3.64%	(4.37%)	9.06%		26.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.32%	1.85%	1.63%	1.17%		1.84%
Net expenses	1.38%	1.41%	1.40%	1.46%		1.27%
Expenses (before waiver/reimbursement)	1.38%	1.41%	1.40%	1.46%		1.47%
Portfolio turnover rate	47%	74%	62%	80%		96%
Net assets at end of year (in 000’s)	$51,496	$42,435	$37,081	$39,156		$27,480

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.

64	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R3	2013	2012	2011	2010		2009
Net asset value at beginning of year	$28.24	$27.31	$29.01	$26.95		$22.13

Net investment income (loss)	0.34 (a)	0.44 (a)	0.40	0.25	(a)	0.39	(a)
Net realized and unrealized gain (loss) on investments	6.73	0.51	(1.68)	2.08		5.19
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.02)	(0.03)	0.00	‡	(0.01)

Total from investment operations	7.05	0.93	(1.31)	2.33		5.57

Less dividends:
From net investment income	(0.42)	—	(0.39)	(0.27)		(0.75)

Redemption fee (b)	—	—	—	0.00	‡(a)	0.00	‡(a)

Net asset value at end of year	$34.87	$28.24	$27.31	$29.01		$26.95

Total investment return (c)	25.30%	3.41%	(4.65%)	8.85%		25.87%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.08%	1.60%	1.37%	0.91%		1.60%
Net expenses	1.62%	1.66%	1.65%	1.71%		1.54%
Expenses (before waiver/reimbursement)	1.62%	1.66%	1.65%	1.71%		1.72%
Portfolio turnover rate	47%	74%	62%	80%		96%
Net assets at end of year (in 000’s)	$11,978	$11,023	$10,577	$10,208		$6,536

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	65

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-four funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate only to the MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund, MainStay ICAP Global Fund and MainStay ICAP International Fund (collectively referred to as the “ICAP Funds” and each individually referred to as an “ICAP Fund”). Each ICAP Fund is the successor of a series of ICAP Funds, Inc. with the same name (each a “Predecessor Fund”). The reorganization of the Predecessor Funds with and into the respective ICAP Funds occurred on February 26, 2010. All information regarding and references to periods prior to February 26, 2010 relate to the respective Predecessor Funds.

The ICAP Funds commenced operations on the dates indicated below:

Commencement of Operations	Funds
April 30, 2008	MainStay ICAP Global Fund
December 31, 1997	MainStay ICAP Select Equity Fund MainStay ICAP International Fund
December 31, 1994	MainStay ICAP Equity Fund

The MainStay ICAP Equity Fund and MainStay ICAP International Fund offer seven classes of shares: Investor Class, Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares. Each of these share classes, other than Investor Class and Class I shares, commenced operations on September 1, 2006. Class I shares commenced operations (under a former designation) on December 31, 1994 for MainStay ICAP Equity Fund and on December 31, 1997 for MainStay ICAP International Fund. Investor Class shares commenced operations on April 29, 2008 for MainStay ICAP Equity Fund and MainStay ICAP International Fund.

The MainStay ICAP Global Fund offers four classes of shares: Investor Class, Class A, Class C and Class I shares. All share classes of the MainStay ICAP Global Fund commenced operations on April 30, 2008.

The MainStay ICAP Select Equity Fund offers nine classes of shares: Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3 and Class R6 shares. Each of these share classes other than Investor Class, Class B, Class I and Class R6 shares commenced operations on September 1, 2006. Class I shares commenced operations on December 31, 1997 (under a former designation) and Investor Class shares commenced operations on April 29, 2008. Class B shares commenced operations on November 13, 2009. Class R6 shares commenced operations on June 17, 2013.

Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. Each class of shares has the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates, than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The investment objective for each ICAP Fund is to seek total return.

Note 2–Significant Accounting Policies

The ICAP Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the ICAP Funds are open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of each ICAP Fund’s securities and has delegated the responsibility for valuation measurements under those procedures to the Valuation Committee of the ICAP Funds (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to each ICAP Fund.

To assess the appropriateness of security valuations, the Manager or the ICAP Funds’ third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available.

66	MainStay ICAP Funds

“Fair value” is defined as the price that an ICAP Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are estimated within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the ICAP Funds. Unobservable inputs reflect each ICAP Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including each ICAP Fund’s own assumptions about the assumptions that market participants would use in measuring the fair value of investments)

The aggregate value by input level, as of October 31, 2013, for each ICAP Fund’s investments are included at the end of each ICAP Fund’s Portfolio of Investments.

The valuation techniques used by the ICAP Funds to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The ICAP Funds may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Broker Dealer Quotes	• Reported Trades
• Two-sided markets	• Issuer Spreads
• Bids/Offers	• Benchmark securities
• Industry and economic events	• Reference Data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be measured using the methodologies described above are valued by methods deemed in good faith by the ICAP Funds’ Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the ICAP Funds primarily use a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The ICAP Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the ICAP Funds’ Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2013, the ICAP Funds did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the ICAP Funds principally trade, and the time at which the ICAP Funds’ NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds an established threshold. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the ICAP Funds’ policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2013, foreign equity securities held by the ICAP Funds were not fair valued in such a manner.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized

mainstayinvestments.com	67

Notes to Financial Statements (continued)

cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  Each ICAP Fund is treated as a separate entity for federal income tax purposes. The ICAP Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each ICAP Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates each ICAP Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the ICAP Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the ICAP Funds’ financial statements. The ICAP Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  Investment income received by the ICAP Funds from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source, a portion of which may be recoverable. The ICAP Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The ICAP Global Fund and the ICAP International Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which they invest. The ICAP Global Fund and the ICAP International Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which they invest. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Funds’ net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended October 31, 2013, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid at least quarterly for the MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund, to the extent that income is available. MainStay ICAP Global Fund and MainStay ICAP International Fund will declare and pay dividends from net investment income, if any, at least annually. Distributions from net realized capital gains, if any, are declared and paid annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective ICAP Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The ICAP Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the ICAP Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the ICAP Funds, including those of related parties to the ICAP Funds, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The ICAP Funds may enter into repurchase agreements to earn income. The ICAP Funds may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a ICAP Fund to the seller secured by the securities transferred to the respective ICAP Fund.

When the ICAP Funds invest in repurchase agreements, the ICAP Funds’ custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the ICAP Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or

68	MainStay ICAP Funds

retention of the collateral may be subject to legal proceedings and possible realized loss to the respective ICAP Fund.

(I)  Foreign Currency Transactions.  The books and records of the ICAP Funds are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the ICAP Funds’ books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the ICAP Funds may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the ICAP Funds do engage in securities lending, the ICAP Funds will lend through their custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the ICAP Funds’ cash collateral in accordance with the lending agreement between the ICAP Funds and State Street, and indemnify the ICAP Funds’ portfolios against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The ICAP Funds may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The ICAP Funds may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The ICAP Funds will receive compensation for lending their securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The ICAP Funds also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the ICAP Funds.

Although the ICAP Funds and New York Life Investments have temporarily suspended securities lending, the ICAP Funds and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The ICAP Funds did not have any portfolio securities on loan as of October 31, 2013.

(K)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The ICAP Funds may enter into rights and warrants when securities are acquired through a corporate action. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The ICAP Funds could also lose the entire value of their investment in warrants, if such warrants are not exercised by the date of its expiration. The ICAP Funds are exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2013, the ICAP Funds did not hold any rights or warrants.

(L)  Concentration of Risk.  The ICAP Funds may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the ICAP Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The ICAP Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the ICAP Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the ICAP Funds.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the ICAP Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the ICAP Funds’ financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

mainstayinvestments.com	69

Notes to Financial Statements (continued)

ICAP Global Fund

The effect of derivative instruments on the Statement of Operations for the period ended October 31, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Rights	Net realized gain (loss) on investments/ security transactions	$51	$51

Total Realized Gain (Loss)		$51	$51

ICAP International Fund

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Rights	Net realized gain (loss) on investments/ security transactions	$95	$95

Total Realized Gain (Loss)		$95	$95

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the ICAP Funds’ Manager, pursuant to an Amended and Restated Management Agreement, (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the ICAP Funds. Except for the portion of salaries and expenses that are the responsibility of the ICAP Funds, the Manager pays the salaries and expenses of all personnel affiliated with the ICAP Funds and certain operational expenses of the ICAP Funds. The ICAP Funds reimburse New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the ICAP Funds. Institutional Capital LLC (‘‘ICAP’’ or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the ICAP Funds and is responsible for the day-to-day portfolio management of the ICAP Funds. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and ICAP, New York Life Investments pays for the services of the Subadvisor.

The MainStay ICAP Global Fund pays the Manager a monthly fee for the services performed and facilities furnished at an annual rate of 0.80% of the average daily net assets of the Fund. The MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund and MainStay ICAP International Fund pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the average daily net assets as follows: 0.80% up to $5 billion and 0.775% in excess of $5 billion. The effective management fee rates (exclusive of any applicable waivers/reimbursements) for each of the ICAP Funds for the year ended October 31, 2013 were as follows:

Funds	Management Fee Rate
MainStay ICAP Equity Fund	0.80%
MainStay ICAP Select Equity Fund	0.80
MainStay ICAP Global Fund	0.80
MainStay ICAP International Fund	0.80

In connection with the discussion below regarding expense limitation agreements, Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses.

MainStay ICAP Equity Fund

New York Life Investments has contractually agreed to waive a portion of the MainStay ICAP Equity Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class I shares do not exceed 0.90% of its average daily net assets. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the MainStay ICAP Equity Fund so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class C, 2.60%; and Class R1, 0.99%. This voluntary waiver or reimbursement may be discontinued at any time without notice.

MainStay ICAP Select Equity Fund

New York Life Investments has contractually agreed to waive a portion of the MainStay ICAP Select Equity Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Class A, 1.18% and Class I, 0.90%. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments agreed to voluntarily waive fees and/or reimburse expenses of Class R1 and Class R2 shares of the MainStay ICAP Select Equity Fund so that Total Annual Fund Operating Expenses do not exceed 1.00% and 1.25%, respectively, of its average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice.

70	MainStay ICAP Funds

MainStay ICAP Global Fund

New York Life Investments has contractually agreed to waive a portion of the MainStay ICAP Global Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.20%; Class A, 1.15%; Class C, 1.95%; and Class I, 0.90%. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

MainStay ICAP International Fund

New York Life Investments has contractually agreed to waive a portion of the MainStay ICAP International Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class I shares do not exceed 0.95% of its average daily net assets. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of Class R1 shares of the MainStay ICAP International Fund so that Total Annual Fund Operating Expenses do not exceed 1.05% of its average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice.

For the year ended October 31, 2013, New York Life Investments earned fees from the ICAP Funds and waived its fees and/or reimbursed expenses as follows:

	Fees earned	Fees waived/ reimbursed
MainStay ICAP Equity Fund	$7,829,530	$57,323
MainStay ICAP Select Equity Fund	35,798,851	3,099,469
MainStay ICAP Global Fund	456,564	113,092
MainStay ICAP International Fund	9,792,321	619,893

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the ICAP Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the ICAP Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the ICAP Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the ICAP Funds’ administrative operations. For providing these services to the ICAP Funds, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the ICAP Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The ICAP Funds have adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the ICAP Funds’ shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares of the ICAP Funds that offer these share classes. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares of the applicable ICAP Funds. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder Service Fees incurred by each ICAP Fund for the year ended October 31, 2013, were as follows:

MainStay ICAP Equity Fund
Class R1	$7,047
Class R2	17,031
Class R3	3,103

MainStay ICAP Select Equity Fund
Class R1	$30,102
Class R2	25,973
Class R3	15,112

MainStay ICAP International Fund
Class R1	$892
Class R2	47,054
Class R3	11,332

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Notes to Financial Statements (continued)

(C)  Sales Charges.  The ICAP Funds were advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares for the year ended October 31, 2013 were as follows:

MainStay ICAP Equity Fund
Investor Class	$8,514
Class A	11,043

MainStay ICAP Select Equity Fund
Investor Class	$35,920
Class A	57,378

MainStay ICAP Global Fund
Investor Class	$1,432
Class A	528

MainStay ICAP International Fund
Investor Class	$5,724
Class A	11,625

The ICAP Funds were also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares, for the year ended October 31, 2013 were as follows:

MainStay ICAP Equity Fund
Class A	$1
Class C	680

MainStay ICAP Select Equity Fund
Investor Class	$119
Class A	3,123
Class B	58,488
Class C	6,200

MainStay ICAP Global Fund
Class C	$59

MainStay ICAP International Fund
Class C	$989

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the ICAP Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the ICAP Funds for the year ended October 31, 2013, were as follows:

MainStay ICAP Equity Fund
Investor Class	$39,687
Class A	28,487
Class C	29,664
Class I	673,604
Class R1	5,322
Class R2	12,860
Class R3	2,345

MainStay ICAP Select Equity Fund
Investor Class	$585,455
Class A	1,119,876
Class B	161,270
Class C	314,667
Class I	5,164,132
Class R1	46,613
Class R2	40,181
Class R3	23,307

MainStay ICAP Global Fund
Investor Class	$1,887
Class A	794
Class C	950
Class I	10,218

MainStay ICAP International Fund
Investor Class	$27,741
Class A	505,913
Class C	43,888
Class I	1,473,394
Class R1	1,548
Class R2	81,798
Class R3	19,701

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the ICAP Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

72	MainStay ICAP Funds

(F)  Capital.  As of October 31, 2013, New York Life and its affiliates beneficially held shares of the ICAP Funds with values and percentages of net assets as follows:

MainStay ICAP Equity Fund
Class I	$87,718,504	9.1%

MainStay ICAP Select Equity Fund
Class A	$192,603	0.0	%‡
Class R6	26,792	100.0

‡	Less than one-tenth of a percent.

MainStay ICAP Global Fund
Class A	$58,372	1.3%
Class C	28,366	5.1
Class I	55,533,465	95.9

Note 4–Federal Income Tax

As of October 31, 2013, the components of accumulated gain (loss) on a tax basis were as follows:

	Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
MainStay ICAP Equity Fund	$356,663	$(54,454,136)	$—	$274,451,614	$220,354,141
MainStay ICAP Select Equity Fund	2,396,500	(157,552,034)	—	1,246,111,581	1,090,956,047
MainStay ICAP Global Fund	724,467	(6,341,989)	—	13,974,550	8,357,028
MainStay ICAP International Fund	18,368,135	(223,459,231)	—	312,686,577	107,595,481

The difference between book basis and tax basis unrealized appreciation is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2013 were not affected.

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
MainStay ICAP Equity Fund	$(5,905)	$5,905	$—
MainStay ICAP Select Equity Fund	—	—	—
MainStay ICAP Global Fund	(27,588)	27,588	—
MainStay ICAP International Fund	(993,956)	993,956	—

The reclassifications for the ICAP Funds are primarily due to foreign currency gain (loss).

Under the Regulated Investment Company Modernization Act of 2010, the ICAP Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-

enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

MainStay ICAP Equity Fund

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $54,454,136 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay ICAP Equity Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$54,454	$—

The MainStay ICAP Equity Fund utilized $87,150,737 of capital loss carryforwards during the year ended October 31, 2013.

MainStay ICAP Select Equity Fund

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $157,552,034 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay ICAP Select Equity Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall

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Notes to Financial Statements (continued)

be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2016	$48,516	$—
2017	109,036	—
Total	$157,552	$—

The MainStay ICAP Select Equity Fund utilized $325,537,390 of capital loss carryforwards during the year ended October 31, 2013.

MainStay ICAP Global Fund

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $6,341,989 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay ICAP Global Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$6,342	$—

The MainStay ICAP Global Fund utilized $4,430,427 of capital loss carryforwards during the year ended October 31, 2013.

MainStay ICAP International Fund

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $223,459,231 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay ICAP International Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2016	$67,705	$—
2017	146,267	—
Unlimited	9,487	—
Total	$223,459	$—

The MainStay ICAP International Fund utilized $29,800,742 of capital loss carryforwards during the year ended October 31, 2013.

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 shown in the Statements of Changes in Net Assets was as follows:

	2013			2012
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total
MainStay ICAP Equity Fund	$13,676,381	$—	$13,676,381	$15,649,566	$—	$15,649,566
MainStay ICAP Select Equity Fund	60,393,363	—	60,393,363	64,122,839	—	64,122,839
MainStay ICAP Global Fund	862,714	—	862,714	318,005	—	318,005
MainStay ICAP International Fund	20,556,674	—	20,556,674	1,680,016	—	1,680,016

Note 5–Custodian

State Street is the custodian of the cash and the securities of the ICAP Funds. Custodial fees are charged to the ICAP Funds based on the ICAP Fund’s net assets and/or the market value of securities in the ICAP Funds and the number of certain cash transactions incurred by the ICAP Funds.

Note 6–Line of Credit

The ICAP Funds and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of

$400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon and State Street, who serve as the agents to the syndicate. The commitment fee is allocated among the ICAP Funds and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 28, 2013, the aggregate commitment amount was $200,000,000 with an optional maximum amount of $250,000,000. There were no borrowings made or outstanding with respect to the ICAP Funds under the Credit Agreement during the year ended October 31, 2013.

74	MainStay ICAP Funds

Note 7–Purchases and Sales of Securities (in 000’s)

For the year ended October 31, 2013, purchases and sales of securities, other than short-term securities, were as follows:

	Other
	Purchases	Sales
MainStay ICAP Equity Fund	$469,330	$516,667
MainStay ICAP Select Equity Fund	2,390,365	2,362,023
MainStay ICAP Global Fund	38,089	37,470
MainStay ICAP International Fund	1,041,673	554,521

Note 8–Capital Share Transactions

MainStay ICAP Equity Fund

Investor Class	Shares	Amount
Year ended October 31, 2013:
Shares sold	38,478	$1,716,472
Shares issued to shareholders in reinvestment of dividends and distributions	2,869	126,068
Shares redeemed	(44,618)	(1,976,357)

Net increase (decrease) in shares outstanding before conversion	(3,271)	(133,817)
Shares converted into Investor Class (See Note 1)	3,153	150,726
Shares converted from Investor Class (See Note 1)	(23,274)	(1,080,430)

Net increase (decrease)	(23,392)	$(1,063,521)

Year ended October 31, 2012:
Shares sold	44,385	$1,694,133
Shares issued to shareholders in reinvestment of dividends and distributions	3,724	144,300
Shares redeemed	(51,901)	(1,951,964)

Net increase (decrease) in shares outstanding before conversion	(3,792)	(113,531)
Shares converted into Investor Class (See Note 1)	3,476	139,430
Shares converted from Investor Class (See Note 1)	(27,104)	(1,036,462)

Net increase (decrease)	(27,420)	$(1,010,563)

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	317,960	$14,090,377
Shares issued to shareholders in reinvestment of dividends and distributions	9,591	426,504
Shares redeemed	(195,468)	(8,589,162)

Net increase (decrease) in shares outstanding before conversion	132,083	5,927,719
Shares converted into Class A (See Note 1)	23,232	1,080,430
Shares converted from Class A (See Note 1)	(3,147)	(150,726)

Net increase (decrease)	152,168	$6,857,423

Year ended October 31, 2012:
Shares sold	138,146	$5,261,445
Shares issued to shareholders in reinvestment of dividends and distributions	10,139	393,620
Shares redeemed	(224,782)	(8,506,584)

Net increase (decrease) in shares outstanding before conversion	(76,497)	(2,851,519)
Shares converted into Class A (See Note 1)	27,063	1,036,462
Shares converted from Class A (See Note 1)	(3,470)	(139,430)

Net increase (decrease)	(52,904)	$(1,954,487)

Class C	Shares	Amount
Year ended October 31, 2013:
Shares sold	55,666	$2,516,013
Shares issued to shareholders in reinvestment of dividends and distributions	398	16,917
Shares redeemed	(37,137)	(1,582,648)

Net increase (decrease)	18,927	$950,282

Year ended October 31, 2012:
Shares sold	45,018	$1,672,637
Shares issued to shareholders in reinvestment of dividends and distributions	1,002	38,434
Shares redeemed	(51,121)	(1,892,523)

Net increase (decrease)	(5,101)	$(181,452)

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Notes to Financial Statements (continued)

Class I	Shares	Amount
Year ended October 31, 2013:
Shares sold	4,741,666	$213,187,044
Shares issued to shareholders in reinvestment of dividends and distributions	281,207	12,430,743
Shares redeemed	(5,974,888)	(266,888,760)

Net increase (decrease)	(952,015)	$(41,270,973)

Year ended October 31, 2012:
Shares sold	8,386,863	$316,576,344
Shares issued to shareholders in reinvestment of dividends and distributions	373,243	14,439,082
Shares redeemed	(8,900,041)	(344,048,716)

Net increase (decrease)	(139,935)	$(13,033,290)

Class R1	Shares	Amount
Year ended October 31, 2013:
Shares sold	93,239	$4,066,747
Shares issued to shareholders in reinvestment of dividends and distributions	2,179	96,977
Shares redeemed	(36,280)	(1,616,380)

Net increase (decrease)	59,138	$2,547,344

Year ended October 31, 2012:
Shares sold	51,906	$1,941,159
Shares issued to shareholders in reinvestment of dividends and distributions	1,860	72,230
Shares redeemed	(45,881)	(1,642,461)

Net increase (decrease)	7,885	$370,928

Class R2	Shares	Amount
Year ended October 31, 2013:
Shares sold	201,645	$9,050,910
Shares issued to shareholders in reinvestment of dividends and distributions	3,428	151,412
Shares redeemed	(94,834)	(4,216,555)

Net increase (decrease)	110,239	$4,985,767

Year ended October 31, 2012:
Shares sold	218,710	$8,113,308
Shares issued to shareholders in reinvestment of dividends and distributions	3,056	118,751
Shares redeemed	(75,321)	(2,869,784)

Net increase (decrease)	146,445	$5,362,275

Class R3	Shares	Amount
Year ended October 31, 2013:
Shares sold	26,246	$1,152,965
Shares issued to shareholders in reinvestment of dividends and distributions	619	27,112
Shares redeemed	(32,238)	(1,375,803)

Net increase (decrease)	(5,373)	$(195,726)

Year ended October 31, 2012:
Shares sold	32,375	$1,240,943
Shares issued to shareholders in reinvestment of dividends and distributions	896	34,666
Shares redeemed	(39,434)	(1,435,011)

Net increase (decrease)	(6,163)	$(159,402)

MainStay ICAP Select Equity Fund

Investor Class	Shares	Amount
Year ended October 31, 2013:
Shares sold	195,519	$8,364,601
Shares issued to shareholders in reinvestment of dividends and distributions	44,189	1,847,401
Shares redeemed	(566,991)	(23,962,056)

Net increase (decrease) in shares outstanding before conversion	(327,283)	(13,750,054)
Shares converted into Investor Class (See Note 1)	218,732	9,353,171
Shares converted from Investor Class (See Note 1)	(480,398)	(21,101,974)

Net increase (decrease)	(588,949)	$(25,498,857)

Year ended October 31, 2012:
Shares sold	185,395	$6,690,933
Shares issued to shareholders in reinvestment of dividends and distributions	66,711	2,344,848
Shares redeemed	(722,343)	(25,950,269)

Net increase (decrease) in shares outstanding before conversion	(470,237)	(16,914,488)
Shares converted into Investor Class (See Note 1)	313,009	11,157,641
Shares converted from Investor Class (See Note 1)	(506,628)	(18,557,836)

Net increase (decrease)	(663,856)	$(24,314,683)

76	MainStay ICAP Funds

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	4,402,386	$187,907,287
Shares issued to shareholders in reinvestment of dividends and distributions	172,764	7,293,779
Shares redeemed	(3,542,410)	(150,576,291)

Net increase (decrease) in shares outstanding before conversion	1,032,740	44,624,775
Shares converted into Class A (See Note 1)	542,080	23,735,116
Shares converted from Class A (See Note 1)	(37,499)	(1,680,426)

Net increase (decrease)	1,537,321	$66,679,465

Year ended October 31, 2012:
Shares sold	4,970,881	$178,245,091
Shares issued to shareholders in reinvestment of dividends and distributions	204,575	7,228,473
Shares redeemed	(5,805,527)	(210,387,848)

Net increase (decrease) in shares outstanding before conversion	(630,071)	(24,914,284)
Shares converted into Class A (See Note 1)	638,824	23,283,562
Shares converted from Class A (See Note 1)	(27,814)	(1,061,905)

Net increase (decrease)	(19,061)	$(2,692,627)

Class B	Shares	Amount
Year ended October 31, 2013:
Shares sold	137,834	$5,799,072
Shares issued to shareholders in reinvestment of dividends and distributions	3,384	136,310
Shares redeemed	(199,687)	(8,334,445)

Net increase (decrease) in shares outstanding before conversion	(58,469)	(2,399,063)
Shares converted from Class B (See Note 1)	(245,229)	(10,305,887)

Net increase (decrease)	(303,698)	$(12,704,950)

Year ended October 31, 2012:
Shares sold	158,063	$5,629,437
Shares issued to shareholders in reinvestment of dividends and distributions	10,508	356,179
Shares redeemed	(281,046)	(10,038,872)

Net increase (decrease) in shares outstanding before conversion	(112,475)	(4,053,256)
Shares converted from Class B (See Note 1)	(421,145)	(14,821,462)

Net increase (decrease)	(533,620)	$(18,874,718)

Class C	Shares	Amount
Year ended October 31, 2013:
Shares sold	251,994	$10,685,053
Shares issued to shareholders in reinvestment of dividends and distributions	4,442	179,962
Shares redeemed	(467,675)	(19,447,854)

Net increase (decrease)	(211,239)	$(8,582,839)

Year ended October 31, 2012:
Shares sold	274,068	$9,782,349
Shares issued to shareholders in reinvestment of dividends and distributions	10,402	353,229
Shares redeemed	(607,657)	(21,600,234)

Net increase (decrease)	(323,187)	$(11,464,656)

Class I	Shares	Amount
Year ended October 31, 2013:
Shares sold	24,307,568	$1,037,024,790
Shares issued to shareholders in reinvestment of dividends and distributions	1,088,170	45,944,382
Shares redeemed (a)	(21,355,654)	(893,929,997)

Net increase (decrease)	4,040,084	$189,039,175

Year ended October 31, 2012:
Shares sold	22,029,531	$788,991,898
Shares issued to shareholders in reinvestment of dividends and distributions	1,301,310	46,191,248
Shares redeemed (a)	(26,892,686)	(962,755,371)

Net increase (decrease)	(3,561,845)	$(127,572,225)

(a) Includes the redemption of 963,146 shares through an in-kind transfer of securities in the amount of $36,596,388. (See Note 9)

Class R1	Shares	Amount
Year ended October 31, 2013:
Shares sold	165,687	$7,233,266
Shares issued to shareholders in reinvestment of dividends and distributions	9,699	408,241
Shares redeemed	(171,008)	(7,253,182)

Net increase (decrease)	4,378	$388,325

Year ended October 31, 2012:
Shares sold	309,870	$11,520,433
Shares issued to shareholders in reinvestment of dividends and distributions	11,133	396,308
Shares redeemed	(205,429)	(7,409,970)

Net increase (decrease)	115,574	$4,506,771

mainstayinvestments.com	77

Notes to Financial Statements (continued)

Class R2	Shares	Amount
Year ended October 31, 2013:
Shares sold	192,081	$7,977,573
Shares issued to shareholders in reinvestment of dividends and distributions	6,513	273,304
Shares redeemed	(204,260)	(8,623,642)

Net increase (decrease)	(5,666)	$(372,765)

Year ended October 31, 2012:
Shares sold	152,215	$5,523,270
Shares issued to shareholders in reinvestment of dividends and distributions	8,435	298,015
Shares redeemed	(217,422)	(7,720,328)

Net increase (decrease)	(56,772)	$(1,899,043)

Class R3	Shares	Amount
Year ended October 31, 2013:
Shares sold	76,608	$3,240,989
Shares issued to shareholders in reinvestment of dividends and distributions	2,862	118,975
Shares redeemed	(176,345)	(7,520,935)

Net increase (decrease)	(96,875)	$(4,160,971)

Year ended October 31, 2012:
Shares sold	91,193	$3,318,274
Shares issued to shareholders in reinvestment of dividends and distributions	4,388	153,780
Shares redeemed	(103,641)	(3,706,189)

Net increase (decrease)	(8,060)	$(234,135)

Class R6 (b)	Shares	Amount
Period ended October 31, 2013:
Shares sold	567	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	4	194

Net increase (decrease)	571	$25,194

(b) Class R6 shares were first offered on June 17, 2013.

MainStay ICAP Global Fund

Investor Class	Shares	Amount
Year ended October 31, 2013:
Shares sold	26,567	$265,286
Shares issued to shareholders in reinvestment of dividends and distributions	1,058	9,620
Shares redeemed	(14,928)	(153,074)

Net increase (decrease) in shares outstanding before conversion	12,697	121,832
Shares converted from Investor Class (See Note 1)	(3,417)	(32,815)

Net increase (decrease)	9,280	$89,017

Year ended October 31, 2012:
Shares sold	22,319	$194,527
Shares issued to shareholders in reinvestment of dividends and distributions	338	2,768
Shares redeemed	(14,269)	(121,065)

Net increase (decrease) in shares outstanding before conversion	8,388	76,230
Shares converted into Investor Class (See Note 1)	4,181	38,164
Shares converted from Investor Class (See Note 1)	(9,170)	(81,856)

Net increase (decrease)	3,399	$32,538

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	44,567	$449,928
Shares issued to shareholders in reinvestment of dividends and distributions	5,633	51,258
Shares redeemed	(50,027)	(513,615)

Net increase (decrease) in shares outstanding before conversion	173	(12,429)
Shares converted into Class A (See Note 1)	3,414	32,815

Net increase (decrease)	3,587	$20,386

Year ended October 31, 2012:
Shares sold	31,477	$271,665
Shares issued to shareholders in reinvestment of dividends and distributions	2,823	23,123
Shares redeemed	(202,461)	(1,722,462)

Net increase (decrease) in shares outstanding before conversion	(168,161)	(1,427,674)
Shares converted into Class A (See Note 1)	9,156	81,856
Shares converted from Class A (See Note 1)	(4,175)	(38,164)

Net increase (decrease)	(163,180)	$(1,383,982)

78	MainStay ICAP Funds

Class C	Shares	Amount
Year ended October 31, 2013:
Shares sold	28,458	$289,813
Shares issued to shareholders in reinvestment of dividends and distributions	204	1,850
Shares redeemed	(11,381)	(116,548)

Net increase (decrease)	17,281	$175,115

Year ended October 31, 2012:
Shares sold	2,002	$17,607
Shares issued to shareholders in reinvestment of dividends and distributions	59	486
Shares redeemed	(13,148)	(115,163)

Net increase (decrease)	(11,087)	$(97,070)

Class I	Shares	Amount
Year ended October 31, 2013:
Shares sold	2,367	$23,758
Shares issued to shareholders in reinvestment of dividends and distributions	87,657	798,553
Shares redeemed	(4,973)	(54,144)

Net increase (decrease)	85,051	$768,167

Year ended October 31, 2012:
Shares sold	39,008	$327,620
Shares issued to shareholders in reinvestment of dividends and distributions	35,464	290,800
Shares redeemed	(453,822)	(4,091,888)

Net increase (decrease)	(379,350)	$(3,473,468)

MainStay ICAP International Fund

Investor Class	Shares	Amount
Year ended October 31, 2013:
Shares sold	37,976	$1,198,205
Shares issued to shareholders in reinvestment of dividends and distributions	4,979	144,550
Shares redeemed	(46,633)	(1,468,808)

Net increase (decrease) in shares outstanding before conversion	(3,678)	(126,053)
Shares converted into Investor Class (See Note 1)	3,563	119,269
Shares converted from Investor Class (See Note 1)	(27,359)	(902,111)

Net increase (decrease)	(27,474)	$(908,895)

Year ended October 31, 2012:
Shares sold	37,109	$1,024,165
Shares redeemed	(69,513)	(1,925,100)

Net increase (decrease) in shares outstanding before conversion	(32,404)	(900,935)
Shares converted into Investor Class (See Note 1)	5,639	164,356
Shares converted from Investor Class (See Note 1)	(21,398)	(599,631)

Net increase (decrease)	(48,163)	$(1,336,210)

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	3,949,365	$126,783,797
Shares issued to shareholders in reinvestment of dividends and distributions	142,215	4,129,921
Shares redeemed	(1,769,230)	(55,753,343)

Net increase (decrease) in shares outstanding before conversion	2,322,350	75,160,375
Shares converted into Class A (See Note 1)	27,334	902,111
Shares converted from Class A (See Note 1)	(3,560)	(119,269)

Net increase (decrease)	2,346,124	$75,943,217

Year ended October 31, 2012:
Shares sold	4,630,228	$128,659,827
Shares issued to shareholders in reinvestment of dividends and distributions	2,340	63,093
Shares redeemed	(2,007,399)	(55,673,117)

Net increase (decrease) in shares outstanding before conversion	2,625,169	73,049,803
Shares converted into Class A (See Note 1)	21,386	599,631
Shares converted from Class A (See Note 1)	(5,633)	(164,356)

Net increase (decrease)	2,640,922	$73,485,078

Class C	Shares	Amount
Year ended October 31, 2013:
Shares sold	78,974	$2,471,760
Shares issued to shareholders in reinvestment of dividends and distributions	3,806	108,957
Shares redeemed	(74,192)	(2,248,542)

Net increase (decrease)	8,588	$332,175

Year ended October 31, 2012:
Shares sold	34,585	$943,907
Shares redeemed	(126,069)	(3,397,224)

Net increase (decrease)	(91,484)	$(2,453,317)

Class I	Shares	Amount
Year ended October 31, 2013:
Shares sold	19,880,826	$656,645,012
Shares issued to shareholders in reinvestment of dividends and distributions	493,838	14,365,737
Shares redeemed	(6,104,005)	(191,915,991)

Net increase (decrease)	14,270,659	$479,094,758

Year ended October 31, 2012:
Shares sold	7,775,536	$213,435,362
Shares issued to shareholders in reinvestment of dividends and distributions	55,716	1,505,444
Shares redeemed	(8,104,700)	(223,936,471)

Net increase (decrease)	(273,448)	$(8,995,665)

mainstayinvestments.com	79

Notes to Financial Statements (continued)

Class R1	Shares	Amount
Year ended October 31, 2013:
Shares sold	23,585	$764,746
Shares issued to shareholders in reinvestment of dividends and distributions	318	9,241
Shares redeemed	(2,620)	(83,859)

Net increase (decrease)	21,283	$690,128

Year ended October 31, 2012:
Shares sold	8,001	$221,437
Shares issued to shareholders in reinvestment of dividends and distributions	22	589
Shares redeemed	(4,811)	(127,378)

Net increase (decrease)	3,212	$94,648

Class R2	Shares	Amount
Year ended October 31, 2013:
Shares sold	438,198	$13,735,882
Shares issued to shareholders in reinvestment of dividends and distributions	22,869	663,671
Shares redeemed	(487,337)	(15,325,850)

Net increase (decrease)	(26,270)	$(926,297)

Year ended October 31, 2012:
Shares sold	563,000	$15,414,518
Shares redeemed	(422,239)	(11,715,982)

Net increase (decrease)	140,761	$3,698,536

Class R3	Shares	Amount
Year ended October 31, 2013:
Shares sold	139,172	$4,378,899
Shares issued to shareholders in reinvestment of dividends and distributions	4,779	137,922
Shares redeemed	(190,857)	(5,993,065)

Net increase (decrease)	(46,906)	$(1,476,244)

Year ended October 31, 2012:
Shares sold	158,450	$4,313,618
Shares redeemed	(155,298)	(4,207,298)

Net increase (decrease)	3,152	$106,320

Note 9–In-Kind Transfer of Securities

During the year ended October 31, 2012, the MainStay ICAP Select Equity Fund redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of transaction.

Transaction Date	Shares	Redeemed Value	Gain (Loss)
3/30/12	963,146	$36,596,388	$1,170,138

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the ICAP Funds as of and for the year ended October 31, 2013, events and transactions subsequent to October 31, 2013, through the date the financial statements were issued have been evaluated by the ICAP Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

80	MainStay ICAP Funds

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund, MainStay ICAP Global Fund and MainStay ICAP International Fund (each a “Fund” and collectively, the “Funds”), four of the funds constituting MainStay Funds Trust, as of October 31, 2013 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund, MainStay ICAP Global Fund and MainStay ICAP International Fund of MainStay Funds Trust as of October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 20, 2013

mainstayinvestments.com	81

Federal Income Tax Information

(Unaudited)

The ICAP Funds are required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the ICAP Funds during such fiscal years.

For the fiscal year ended October 31, 2013, the ICAP Funds designated approximately the following amounts under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates:

MainStay ICAP Equity Fund	$13,676,381
MainStay ICAP Select Equity Fund	60,393,363
MainStay ICAP Global Fund	862,714
MainStay ICAP International Fund	24,069,782

The dividends paid by the following ICAP Funds during the fiscal year ended October 31, 2013 should be multiplied by the following percentage to arrive at the amount eligible for the corporate dividend received deduction.

DRD%
MainStay ICAP Equity Fund	100.0%
MainStay ICAP Select Equity Fund	100.0
MainStay ICAP Global Fund	57.2
MainStay ICAP International Fund	—

In February 2014, shareholders will receive IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2013. The amounts reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the ICAP Funds’ fiscal year end October 31, 2013.

In accordance with federal tax law, the MainStay ICAP International Fund elects to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2013:

•	the total amount of taxes paid to foreign countries was $3,513,108.

•	the total amount of income sourced from foreign countries was $35,943,338.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2013 calendar year with form 1099-DIV, which will be mailed during February 2014.
Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the ICAP Funds’ securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The ICAP Funds are required to file with the SEC their proxy voting records for each ICAP Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant ICAP Fund proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each ICAP Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each ICAP Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

82	MainStay ICAP Funds

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008***.	Chief Investment Officer, New York Life Insurance Company (since 2011); President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC (since 2008); Member of the Board, MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, and Cornerstone Capital Management Holdings LLC (fka Madison Square Investors LLC) (since 2008); Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012); Member of the Board of Private Advisors, L.L.C.(since 2010); Member of the Board of MCF Capital Management LLC (since 2012); and President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	79

MainStay VP Funds Trust:
Trustee since 2008
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com	83

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990***.	President; Strategic Management Advisors LLC (since 1990)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (50 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011; Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios); State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002***.	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	79

MainStay VP Funds Trust:
Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Managing Director, ICC Capital Management; President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	79

MainStay VP Funds Trust: Trustee
since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

84	MainStay ICAP Funds

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009.	Visiting Professor, University of California—San Diego (since 2012); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School Business, University of Chicago (since 2008)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	79

MainStay VP Funds Trust:
Trustee since 1997
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (25 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

mainstayinvestments.com	85

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.*

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance, New York Life Investment Management LLC (since 2009); Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2009)**; Assistant Secretary, MainStay Funds (2006 to 2008) and MainStay VP Series Fund, Inc. (2005 to 2008)**
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (2006 to 2012); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

86	MainStay ICAP Funds

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-31934 MS322-13	MSIC11-12/13 NL0E1

MainStay Epoch U.S. All Cap Fund

Message from the President and Annual Report

October 31, 2013

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Message from the President

With a few notable exceptions, major stock markets around the world tended to advance strongly during the 12 months ended October 31, 2013. According to Russell data, many U.S. stock indexes rose more than 25%, and some exceeded 30%. In the United States, growth stocks tended to outperform value stocks, but the differences were slight among large-capitalization issues.

European stocks were generally strong, with some regional variations. The market seemed convinced that the European Union would remain intact and that economic recovery would be possible, even in troubled peripheral nations. Japanese stocks advanced as the yen weakened and monetary and fiscal stimulus plans went into effect. Slowing growth prospects for China, however, led to weaker stock-market performance for that nation and its major suppliers, including Peru, Chile and Indonesia.

In the United States, stocks were buoyed by steady progress in corporate earnings and general improvements in profits. Stock prices occasionally faltered as politicians debated the so-called fiscal cliff, imposed a government shutdown and wrangled over debt limits. But stocks quickly recovered when agreements were reached and the government shutdown ended.

The Federal Reserve maintained the federal funds target rate in a range near zero, which drew money into stocks. When the Federal Reserve suggested that it might begin to gradually taper its security purchases, however, U.S. Treasury yields rose sharply. Stocks that tend to serve as a proxy for yield, including real estate investment trusts (REITs) and utilities, sold off. In September, the Federal Reserve noted that economic conditions did not yet warrant the anticipated tapering, and the announcement helped calm investor concerns.

Rising interest rates left many bond investors in negative territory for the 12 months ended October 31, 2013. (Bond prices tend to fall as interest rates rise and tend to rise as interest rates fall.) As an asset class, U.S. Treasury securities generally provided negative total returns, as did many high-grade bonds. Searching for additional yield, many fixed-income investors took on the higher risk of high-yield bonds, which advanced during the reporting period. Others moved into convertible bonds, which generally benefited from the rising stock market.

Through all of these market changes, the portfolio managers of MainStay Funds focused on the investment objectives of their respective Funds and on the available investment strategies. Our portfolio managers used disciplined investment techniques, seeking to achieve long-term results consistent with their mandate.

Whether the markets go up or down, we believe that shareholders do well to maintain a long-term, wide-range perspective. With appropriate diversification, negative results in one asset class may be balanced by positive results in others. While some investors find volatility troublesome, experienced investors know that without it, market opportunities would be limited.

The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2013. While past performance is no guarantee of future results, we encourage you to get invested, stay invested and add to your investments whenever you can.

We thank you for choosing MainStay Funds, and we look forward to strengthening our relationship over time.

Sincerely,

Stephen P. Fisher

President

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2013

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	22.12 29.23%	13.63 14.92%	5.74 6.34%	1.58 1.58%
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	22.66 29.79	14.15 15.45	5.99 6.60	1.14 1.14
Class B Shares[4]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	23.25 28.25	13.82 14.06	5.53 5.53	2.33 2.33
Class C Shares[4]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	27.27 28.27	14.06 14.06	5.54 5.54	2.33 2.33
Class I Shares	No Sales Charge		30.09	15.74	7.01	0.89

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class A, B and C shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class A, B and C shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Ten Years
Russell 3000® Index[5]	28.99%	15.94%	7.92%
Average Lipper Multi-Cap Core Fund[6]	29.40	15.20	7.46

5.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.	The average Lipper multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap core funds typically have average characteristics compared to the S&P SuperComposite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch U.S. All Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. All Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2013, to October 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2013, to October 31, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/13	Ending Account Value (Based on Actual Returns and Expenses) 10/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,125.90	$8.31	$1,017.40	$7.88

Class A Shares	$1,000.00	$1,128.20	$6.12	$1,019.50	$5.80

Class B Shares	$1,000.00	$1,121.40	$12.30	$1,013.60	$11.67

Class C Shares	$1,000.00	$1,121.80	$12.30	$1,013.60	$11.67

Class I Shares	$1,000.00	$1,129.50	$4.78	$1,020.70	$4.53

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.55% for Investor Class, 1.14% for Class A, 2.30% for Class B and Class C and 0.89% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of October 31, 2013 (Unaudited)

Software	7.4%
Aerospace & Defense	5.3
Health Care Providers & Services	5.3
Chemicals	5.1
Oil, Gas & Consumable Fuels	5.0
Computers & Peripherals	4.4
Machinery	4.3
Media	4.2
Diversified Financial Services	4.0
Auto Components	3.8
Capital Markets	3.3
Insurance	3.3
Specialty Retail	3.2
IT Services	3.1
Pharmaceuticals	3.1
Food Products	2.8
Hotels, Restaurants & Leisure	2.8
Commercial Banks	2.6

Energy Equipment & Services	2.2%
Multi-Utilities	2.2
Semiconductors & Semiconductor Equipment	2.0
Food & Staples Retailing	1.9
Life Sciences Tools & Services	1.9
Beverages	1.7
Distributors	1.7
Diversified Telecommunication Services	1.7
Multiline Retail	1.7
Building Products	1.6
Health Care Equipment & Supplies	1.6
Consumer Finance	1.5
Containers & Packaging	1.5
Commercial Services & Supplies	0.5
Short-Term Investment	3.1
Other Assets, Less Liabilities	0.2

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2013 (excluding short-term investment) (Unaudited)

1.	Microsoft Corp.

2.	Apple, Inc.

3.	Boeing Co. (The)

4.	Time Warner, Inc.

5.	National Oilwell Varco, Inc.
6.	Oracle Corp.

7.	TJX Cos., Inc.

8.	Praxair, Inc.

9.	Texas Instruments, Inc.

10.	Exxon Mobil Corp.

8	MainStay Epoch U.S. All Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers David Pearl, Michael Welhoelter, CFA, and William Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. All Cap Fund perform relative to its benchmark and peers during the 12 months ended October 31, 2013?

Excluding all sales charges, MainStay Epoch U.S. All Cap Fund returned 29.23% for Investor Class shares, 29.79% for Class A shares, 28.25% for Class B shares and 28.27% for Class C shares for the 12 months ended October 31, 2013. Over the same period, Class I shares returned 30.09%. For the 12 months ended October 31, 2013, Investor Class, Class A and Class I shares outperformed—and Class B and Class C shares underperformed—the 28.99% return of the Russell 3000® Index,1 which is the Fund’s broad-based securities-market index. Over the same period, Class A and Class I shares outperformed—and Investor Class, Class B and Class C shares underperformed—the 29.40% return of the average Lipper2 multi-cap core fund. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Stock selection strengthened the Fund’s performance relative to the Russell 3000® Index, with the largest positive contributions coming in the financials, industrials and materials sectors. (Contributions take weightings and total returns into account.) The Fund’s cash position was a significant detractor in a fast-rising equity market.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The financials, industrials and materials sectors provided the largest positive contributions to the Fund’s performance relative to the Russell 3000® Index, thanks to stock selection. The energy, health care and telecommunication services sectors detracted the most, also largely because of stock selection.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The individual stocks that made the strongest positive contributions to the Fund’s absolute performance were aerospace company Boeing, media and entertainment company Time Warner and asset manager BlackRock. Boeing’s shares benefited from secular tailwinds, including an active and ongoing commercial aviation replacement cycle and increasing emerging-market demand for new aircraft. Time Warner reported strong results, and management raised its overall guidance for full-year 2013 earnings. The company’s entrenched cable networks and successful content studios continue to provide high barriers to entry for potential competitors. BlackRock enjoyed a strong tailwind, benefiting from market returns and the rotation to passive, risk-based strategies in the investment management business. The company also benefited from continued success in the BlackRock Solutions advisory business.

The most substantial detractors from absolute performance during the reporting period were technology giant Apple, hospitality company Darden Restaurants and insurance company MetLife. Apple’s share price fell during the first half of the reporting period. Although the company reported its strongest results ever, investors focused on slowing profit growth. Darden Restaurants experienced a slowdown because of the sluggish macroeconomic recovery. The company missed revenue and earnings targets during the reporting period and the Fund sold its position. MetLife faced uncertainties about gaining regulatory approval to resume share repurchases and raise its common dividend. In light of these concerns, we sold the Fund’s position in MetLife in December 2012.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made several significant purchases during the reporting period, including positions in CVS Caremark, Delphi Automotive and AIG. CVS Caremark is the largest retail pharmacy chain in the U.S. and the second-largest pharmaceutical benefit manager, factors that provide the company with pricing leverage and economies of scale we find attractive. We believe that CVS should be able to produce gross margins and operating profits that are well above industry averages. Delphi is well positioned in key growth areas including safety features such as lane departure warning systems, fuel-injection technologies, and navigation and displays. We believe that as these features are adopted from high-end to mass-produced vehicles, Delphi should be able to grow revenue faster than the industry as a whole. In addition, Delphi shed significant postretirement health care and legacy pension liabilities as a result of its bankruptcy proceedings. In our opinion, the lower cost base that resulted may enable the company to generate high current and incremental margin gains going forward. Since the financial crisis, AIG has sold noncore assets and has made substantial investments in enterprise risk management and underwriting information technology. In our opinion, the company’s improved cost structure, along with industry pricing that is more favorable, should provide significant margin expansion potential.

1.	See footnote on page 6 for more information on the Russell 3000® Index.
2.	See footnote on page 6 for more information on Lipper Inc.

mainstayinvestments.com	9

Sales during the year included the Fund’s position in health care provider and services company Laboratory Corp. of America, which was facing reimbursement pressure. We also sold the Fund’s position in consumer finance company American Express after the stock appreciated significantly.

How did the Fund’s sector weightings change during the reporting period?

We increased the Fund’s exposure to the consumer discretionary, consumer staples, financials, industrials and information technology sectors during the reporting period. The two largest changes in sector weightings were reductions in exposure to the health care and energy sectors. These reductions were the result of stock-specific decisions and did not reflect top-down predictions for individual sectors.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2013, the Fund remained significantly overweight relative to the Russell 3000® Index in the consumer discretionary and materials sectors. On the same date, the Fund held underweight positions relative to the Russell 3000® Index in the financials, consumer staples and energy sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch U.S. All Cap Fund

Portfolio of Investments October 31, 2013

	Shares	Value

Common Stocks 96.7%†
Aerospace & Defense 5.3%
♦Boeing Co. (The)	150,870	$19,688,535
Rockwell Collins, Inc.	102,560	7,161,765
United Technologies Corp.	55,200	5,865,000

		32,715,300

Auto Components 3.8%
Dana Holding Corp.	313,230	6,139,308
Delphi Automotive PLC	128,390	7,343,908
Visteon Corp. (a)	133,670	10,304,620

		23,787,836

Beverages 1.7%
PepsiCo., Inc.	124,000	10,427,160

Building Products 1.6%
Masco Corp.	476,870	10,076,263

Capital Markets 3.3%
Ameriprise Financial, Inc.	90,260	9,074,741
BlackRock, Inc.	37,020	11,135,986

		20,210,727

Chemicals 5.1%
E.I. du Pont de Nemours & Co.	160,220	9,805,464
Ecolab, Inc.	85,512	9,064,272
♦Praxair, Inc.	103,050	12,851,365

		31,721,101

Commercial Banks 2.6%
CIT Group, Inc. (a)	211,510	10,186,322
Huntington Bancshares, Inc.	701,100	6,169,680

		16,356,002

Commercial Services & Supplies 0.5%
Waste Connections, Inc.	76,196	3,256,617

Computers & Peripherals 4.4%
♦Apple, Inc.	38,019	19,859,225
Seagate Technology PLC	147,500	7,180,300

		27,039,525

Consumer Finance 1.5%
Capital One Financial Corp.	130,384	8,953,469

Containers & Packaging 1.5%
Rock-Tenn Co. Class A	85,680	9,168,617

Distributors 1.7%
Genuine Parts Co.	134,000	10,563,220

	Shares	Value

Diversified Financial Services 4.0%
Citigroup, Inc.	211,050	$10,295,019
CME Group, Inc.	138,595	10,285,135
Interactive Brokers Group, Inc. Class A	205,150	4,232,244

		24,812,398

Diversified Telecommunication Services 1.7%
CenturyLink, Inc.	307,630	10,416,352

Energy Equipment & Services 2.2%
♦National Oilwell Varco, Inc.	169,225	13,737,686

Food & Staples Retailing 1.9%
CVS Caremark Corp.	191,500	11,922,790

Food Products 2.8%
Ingredion, Inc.	158,917	10,450,382
J.M. Smucker Co. (The)	59,316	6,596,532

		17,046,914

Health Care Equipment & Supplies 1.6%
Abbott Laboratories	277,030	10,125,447

Health Care Providers & Services 5.3%
Aetna, Inc.	188,830	11,839,641
DaVita HealthCare Partners, Inc. (a)	166,130	9,338,167
UnitedHealth Group, Inc.	173,820	11,864,953

		33,042,761

Hotels, Restaurants & Leisure 2.8%
International Game Technology	528,338	9,932,754
McDonald’s Corp.	78,290	7,556,551

		17,489,305

Insurance 3.3%
American International Group, Inc.	207,350	10,709,627
Marsh & McLennan Cos., Inc.	206,240	9,445,792

		20,155,419

IT Services 3.1%
Fidelity National Information Services, Inc.	143,010	6,971,738
Visa, Inc. Class A	61,278	12,051,544

		19,023,282

Life Sciences Tools & Services 1.9%
Agilent Technologies, Inc.	226,245	11,484,196

Machinery 4.3%
AGCO Corp.	117,940	6,885,337
Ingersoll-Rand PLC	156,450	10,565,068
Wabtec Corp.	143,504	9,355,026

		26,805,431

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments October 31, 2013 (continued)

	Shares	Value

Common Stocks (continued)
Media 4.2%
Comcast Corp. Class A	237,290	$10,986,527
♦Time Warner, Inc.	218,720	15,034,813

		26,021,340

Multi-Utilities 2.2%
Vectren Corp.	159,230	5,560,312
Wisconsin Energy Corp.	194,120	8,174,393

		13,734,705

Multiline Retail 1.7%
Kohl’s Corp.	188,900	10,729,520

Oil, Gas & Consumable Fuels 5.0%
Devon Energy Corp.	132,550	8,379,811
♦Exxon Mobil Corp.	136,150	12,201,763
Occidental Petroleum Corp.	110,727	10,638,650

		31,220,224

Pharmaceuticals 3.1%
AbbVie, Inc.	205,450	9,954,053
Endo Health Solutions, Inc. (a)	211,810	9,262,451

		19,216,504

Semiconductors & Semiconductor Equipment 2.0%
♦Texas Instruments, Inc.	292,108	12,291,905

Software 7.4%
Check Point Software Technologies, Ltd. (a)	103,530	6,006,811
Electronic Arts, Inc. (a)	202,130	5,305,912
♦Microsoft Corp.	579,920	20,500,172
♦Oracle Corp.	409,200	13,708,200

		45,521,095

Specialty Retail 3.2%
Staples, Inc.	437,900	7,058,948
♦TJX Cos., Inc.	214,100	13,015,139

		20,074,087

Total Common Stocks (Cost $455,200,411)		599,147,198

	Principal Amount	Value

Short-Term Investment 3.1%
Repurchase Agreement 3.1%
State Street Bank and Trust Co. 0.00%, dated 10/31/13 due 11/1/13 Proceeds at Maturity $19,032,682 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 11/7/22, with a Principal Amount of $20,560,000 and a Market Value of $19,417,028)	$19,032,682	$19,032,682

Total Short-Term Investment (Cost $19,032,682)		19,032,682

Total Investments (Cost $474,233,093) (b)	99.8%	618,179,880
Other Assets, Less Liabilities	0.2	1,033,167
Net Assets	100.0%	$619,213,047

(a)	Non-income producing security.

(b)	As of October 31, 2013, cost is $475,254,800 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$144,392,910
Gross unrealized depreciation	(1,467,830)

Net unrealized appreciation	$142,925,080

12	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$599,147,198	$—	$—	$599,147,198
Short-Term Investment
Repurchase Agreement	—	19,032,682	—	19,032,682

Total Investments in Securities	$599,147,198	$19,032,682	$—	$618,179,880

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Assets and Liabilities as of October 31, 2013

Assets
Investment in securities, at value (identified cost $474,233,093)	$618,179,880
Receivables:
Investment securities sold	1,170,375
Fund shares sold	512,762
Dividends and interest	387,522
Other assets	15,161

Total assets	620,265,700

Liabilities
Payables:
Investment securities purchased	531,720
Manager (See Note 3)	434,451
Shareholder communication	21,168
Transfer agent (See Note 3)	19,991
Professional fees	17,322
NYLIFE Distributors (See Note 3)	12,969
Fund shares redeemed	4,437
Custodian	1,945
Trustees	1,326
Accrued expenses	7,324

Total liabilities	1,052,653

Net assets	$619,213,047

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$21,913
Additional paid-in capital	433,430,258

433,452,171
Undistributed net investment income	3,428,322
Accumulated net realized gain (loss) on investments	38,385,767
Net unrealized appreciation (depreciation) on investments	143,946,787

Net assets	$619,213,047

Investor Class
Net assets applicable to outstanding shares	$10,603,391

Shares of beneficial interest outstanding	405,901

Net asset value per share outstanding	$26.12
Maximum sales charge (5.50% of offering price)	1.52

Maximum offering price per share outstanding	$27.64

Class A
Net assets applicable to outstanding shares	$16,607,845

Shares of beneficial interest outstanding	627,271

Net asset value per share outstanding	$26.48
Maximum sales charge (5.50% of offering price)	1.54

Maximum offering price per share outstanding	$28.02

Class B
Net assets applicable to outstanding shares	$5,415,012

Shares of beneficial interest outstanding	225,478

Net asset value and offering price per share outstanding	$24.02

Class C
Net assets applicable to outstanding shares	$3,313,983

Shares of beneficial interest outstanding	137,872

Net asset value and offering price per share outstanding	$24.04

Class I
Net assets applicable to outstanding shares	$583,272,816

Shares of beneficial interest outstanding	20,516,207

Net asset value and offering price per share outstanding	$28.43

14	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2013

Investment Income (Loss)
Income
Dividends	$9,817,177
Interest	1,298

Total income	9,818,475

Expenses
Manager (See Note 3)	4,372,837
Distribution/Service—Investor Class (See Note 3)	23,212
Distribution/Service—Class A (See Note 3)	34,584
Distribution/Service—Class B (See Note 3)	52,185
Distribution/Service—Class C (See Note 3)	27,894
Transfer agent (See Note 3)	112,576
Registration	70,869
Professional fees	62,007
Shareholder communication	43,134
Custodian	13,163
Trustees	10,600
Miscellaneous	23,028

Total expenses	4,846,089

Net investment income (loss)	4,972,386

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	38,841,723
Net change in unrealized appreciation (depreciation) on investments	90,787,488

Net realized and unrealized gain (loss) on investments	129,629,211

Net increase (decrease) in net assets resulting from operations	$134,601,597

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statements of Changes in Net Assets

for the years ended October 31, 2013 and October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,972,386	$5,090,006
Net realized gain (loss) on investments	38,841,723	61,315,085
Net change in unrealized appreciation (depreciation) on investments	90,787,488	(3,367,851)

Net increase (decrease) in net assets resulting from operations	134,601,597	63,037,240

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(39,198)	—
Class A	(113,108)	(40,944)
Class I	(4,583,712)	(3,574,059)

	(4,736,018)	(3,615,003)

From net realized gain on investments:
Investor Class	(911,738)	(309,758)
Class A	(1,368,610)	(421,881)
Class B	(621,440)	(255,910)
Class C	(290,447)	(155,828)
Class I	(43,495,827)	(22,061,882)

	(46,688,062)	(23,205,259)

Total dividends and distributions to shareholders	(51,424,080)	(26,820,262)

Capital share transactions:
Net proceeds from sale of shares	191,914,745	80,671,274
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	50,907,973	26,262,518
Cost of shares redeemed	(159,561,690)	(302,663,062)

Increase (decrease) in net assets derived from capital share transactions	83,261,028	(195,729,270)

Net increase (decrease) in net assets	166,438,545	(159,512,292)

Net Assets
Beginning of year	452,774,502	612,286,794

End of year	$619,213,047	$452,774,502

Undistributed net investment income at end of year	$3,428,322	$3,577,468

16	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Investor Class	2013	2012		2011	2010	2009
Net asset value at beginning of year	$22.92	$21.68		$20.74	$17.66	$15.40

Net investment income (loss) (a)	0.08	0.06		(0.03)	(0.01)	(0.05)
Net realized and unrealized gain (loss) on investments	5.82	2.07		0.97	3.11	2.31

Total from investment operations	5.90	2.13		0.94	3.10	2.26

Less dividends and distributions:
From net investment income	(0.11)	—		—	(0.02)	—
From net realized gain on investments	(2.59)	(0.89)		—	—	—

Total dividends and distributions	(2.70)	(0.89)		—	(0.02)	—

Net asset value at end of year	$26.12	$22.92		$21.68	$20.74	$17.66

Total investment return (b)	29.23%	10.14%		4.53%	17.56%	14.68	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.34%	0.27%		(0.12%)	(0.04%)	(0.29%)
Net expenses	1.57%	1.58	%(d)	1.58%	1.69%	1.67%
Expenses (before waiver/reimbursement)	1.57%	1.58	%(d)	1.58%	1.69%	1.96%
Portfolio turnover rate	37%	31%		42%	41%	135%
Net assets at end of year (in 000’s)	$10,603	$8,064		$7,659	$7,238	$6,384

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Class A	2013	2012		2011	2010	2009
Net asset value at beginning of year	$23.20	$21.92		$20.93	$17.76	$15.42

Net investment income (loss) (a)	0.18	0.16		0.07	0.09	0.02
Net realized and unrealized gain (loss) on investments	5.90	2.10		0.97	3.13	2.32

Total from investment operations	6.08	2.26		1.04	3.22	2.34

Less dividends and distributions:
From net investment income	(0.21)	(0.09)		(0.05)	(0.05)	—
From net realized gain on investments	(2.59)	(0.89)		—	—	—

Total dividends and distributions	(2.80)	(0.98)		(0.05)	(0.05)	—

Net asset value at end of year	$26.48	$23.20		$21.92	$20.93	$17.76

Total investment return (b)	29.79%	10.71%		4.96%	18.15%	15.18	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.76%	0.70%		0.30%	0.48%	0.13%
Net expenses	1.15%	1.14	%(d)	1.15%	1.19%	1.26%
Expenses (before waiver/reimbursement)	1.15%	1.14	%(d)	1.15%	1.19%	1.34%
Portfolio turnover rate	37%	31%		42%	41%	135%
Net assets at end of year (in 000’s)	$16,608	$12,451		$10,466	$9,749	$14,006

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2013	2012		2011	2010	2009
Net asset value at beginning of year	$21.31	$20.37		$19.63	$16.84	$14.80

Net investment income (loss) (a)	(0.08)	(0.10)		(0.18)	(0.14)	(0.15)
Net realized and unrealized gain (loss) on investments	5.38	1.93		0.92	2.95	2.19

Total from investment operations	5.30	1.83		0.74	2.81	2.04

Less dividends and distributions:
From net investment income	—	—		—	(0.02)	—
From net realized gain on investments	(2.59)	(0.89)		—	—	—

Total dividends and distributions	(2.59)	(0.89)		—	(0.02)	—

Net asset value at end of year	$24.02	$21.31		$20.37	$19.63	$16.84

Total investment return (b)	28.25%	9.34%		3.77%	16.69%	13.78	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.37%)	(0.46%)		(0.86%)	(0.77%)	(1.04%)
Net expenses	2.32%	2.33	% (d)	2.33%	2.44%	2.42%
Expenses (before waiver/reimbursement)	2.32%	2.33	% (d)	2.33%	2.44%	2.71%
Portfolio turnover rate	37%	31%		42%	41%	135%
Net assets at end of year (in 000’s)	$5,415	$5,137		$5,978	$6,362	$6,383

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Class C	2013	2012		2011	2010	2009
Net asset value at beginning of year	$21.33	$20.39		$19.65	$16.86	$14.82

Net investment income (loss) (a)	(0.09)	(0.09)		(0.18)	(0.14)	(0.15)
Net realized and unrealized gain (loss) on investments	5.39	1.92		0.92	2.95	2.19

Total from investment operations	5.30	1.83		0.74	2.81	2.04

Less dividends and distributions:
From net investment income	—	—		—	(0.02)	—
From net realized gain on investments	(2.59)	(0.89)		—	—	—

Total dividends and distributions	(2.59)	(0.89)		—	(0.02)	—

Net asset value at end of year	$24.04	$21.33		$20.39	$19.65	$16.86

Total investment return (b)	28.27%	9.33%		3.77%	16.67%	13.77	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.41%)	(0.45%)		(0.86%)	(0.79%)	(1.03%)
Net expenses	2.32%	2.33	% (d)	2.33%	2.44%	2.42%
Expenses (before waiver/reimbursement)	2.32%	2.33	% (d)	2.33%	2.44%	2.71%
Portfolio turnover rate	37%	31%		42%	41%	135%
Net assets at end of year (in 000’s)	$3,314	$2,409		$3,498	$3,959	$3,514

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

18	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2013	2012		2011	2010	2009
Net asset value at beginning of year	$24.71	$23.29		$22.24	$18.87	$16.33

Net investment income (loss) (a)	0.25	0.23		0.13	0.13	0.07
Net realized and unrealized gain (loss) on investments	6.33	2.22		1.03	3.34	2.47

Total from investment operations	6.58	2.45		1.16	3.47	2.54

Less dividends and distributions:
From net investment income	(0.27)	(0.14)		(0.11)	(0.10)	—
From net realized gain on investments	(2.59)	(0.89)		—	—	—

Total dividends and distributions	(2.86)	(1.03)		(0.11)	(0.10)	—

Net asset value at end of year	$28.43	$24.71		$23.29	$22.24	$18.87

Total investment return (b)	30.09%	10.96%		5.20%	18.42%	15.55	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.00%	0.98%		0.55%	0.62%	0.42%
Net expenses	0.90%	0.89	%(d)	0.90%	0.94%	0.95%
Expenses (before waiver/reimbursement)	0.90%	0.89	%(d)	0.90%	0.94%	1.09%
Portfolio turnover rate	37%	31%		42%	41%	135%
Net assets at end of year (in 000’s)	$583,273	$424,714		$584,686	$510,263	$195,303

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-four funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Epoch U.S. All Cap Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay Epoch U.S. All Cap Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the Predecessor Fund.

The Fund currently offers five classes of shares. Class I shares commenced operations on January 2, 1991. Class A, Class B and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation measurements under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-

Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are estimated within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring the fair value of investments)

The aggregate value by input level, as of October 31, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

20	MainStay Epoch U.S. All Cap Fund

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Broker Dealer Quotes	• Reported Trades
• Two-sided markets	• Issuer Spreads
• Bids/Offers	• Benchmark securities
• Industry and economic events	• Reference Data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be measured using the methodologies described above are valued by methods deemed in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2013, the Fund did not hold any securities that were fair valued in such a manner.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the

mainstayinvestments.com	21

Notes to Financial Statements (continued)

expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2013.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. Epoch Investment Partners, Inc. (‘‘Epoch’’ or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.85% up to $500 million; 0.825% from $500 million to $1 billion; and 0.80% in excess of $1 billion. The effective management fee rate was 0.85% for the year ended October 31, 2013.

For the year ended October 31, 2013, New York Life Investments earned fees from the Fund in the amount of $4,372,837.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

22	MainStay Epoch U.S. All Cap Fund

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $4,740 and $5,680, respectively, for the year ended October 31, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $133, $4,894 and $245, respectively, for the year ended October 31, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2013, were as follows:

Investor Class	$39,808
Class A	1,065
Class B	22,430
Class C	11,961
Class I	37,312

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2013, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$159,708,445	27.4%

Note 4–Federal Income Tax

As of October 31, 2013, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$7,317,234	$35,518,562	$—	$142,925,080	$185,760,876

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and return of capital distributions received.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2013 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(385,514)	$385,514	$—

The reclassifications for the Fund are primarily due to capital gain distributions from Real Estate Investment Trusts (“REITs”) and return of capital distributions received.

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 shown in the Statements of Changes in Net Assets was as follows:

	2013	2012
Distributions paid from:
Ordinary Income	$10,672,031	$3,615,003
Long-Term Capital Gain	40,752,049	23,205,259
Total	$51,424,080	$26,820,262

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

mainstayinvestments.com	23

Notes to Financial Statements (continued)

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon and State Street, who serve as the agents to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 28, 2013, the aggregate commitment amount was $200,000,000 with an optional maximum amount of $250,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2013.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2013, purchases and sales of securities, other than short-term securities, were $214,867 and $182,831, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2013:
Shares sold	57,292	$1,365,665
Shares issued to shareholders in reinvestment of dividends and distributions	46,953	950,805
Shares redeemed	(55,399)	(1,282,057)

Net increase (decrease) in shares outstanding before conversion	48,846	1,034,413
Shares converted into Investor Class (See Note 1)	40,578	923,523
Shares converted from Investor Class (See Note 1)	(35,428)	(845,997)

Net increase (decrease)	53,996	$1,111,939

Year ended October 31, 2012:
Shares sold	46,781	$1,061,323
Shares issued to shareholders in reinvestments of dividends and distributions	14,664	308,737
Shares redeemed	(66,190)	(1,488,502)

Net increase (decrease) in shares outstanding before conversion	(4,745)	(118,442)
Shares converted into Investor Class (See Note 1)	40,546	908,326
Shares converted from Investor Class (See Note 1)	(37,152)	(835,306)

Net increase (decrease)	(1,351)	$(45,422)

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	229,193	$5,587,510
Shares issued to shareholders in reinvestment of dividends and distributions	62,400	1,276,072
Shares redeemed	(239,413)	(5,690,965)

Net increase (decrease) in shares outstanding before conversion	52,180	1,172,617
Shares converted into Class A (See Note 1)	42,481	1,022,529
Shares converted from Class A (See Note 1)	(4,023)	(95,653)

Net increase (decrease)	90,638	$2,099,493

Year ended October 31, 2012:
Shares sold	125,997	$2,815,474
Shares issued to shareholders in reinvestment of dividends and distributions	19,782	419,789
Shares redeemed	(128,218)	(2,906,985)

Net increase (decrease) in shares outstanding before conversion	17,561	328,278
Shares converted into Class A (See Note 1)	45,898	1,043,902
Shares converted from Class A (See Note 1)	(4,244)	(99,763)

Net increase (decrease)	59,215	$1,272,417

Class B	Shares	Amount
Year ended October 31, 2013:
Shares sold	41,742	$895,946
Shares issued to shareholders in reinvestment of dividends and distributions	32,180	603,048
Shares redeemed	(41,721)	(892,358)

Net increase (decrease) in shares outstanding before conversion	32,201	606,636
Shares converted from Class B (See Note 1)	(47,751)	(1,004,402)

Net increase (decrease)	(15,550)	$(397,766)

Year ended October 31, 2012:
Shares sold	42,149	$877,730
Shares issued to shareholders in reinvestment of dividends and distributions	12,420	244,607
Shares redeemed	(58,330)	(1,213,880)

Net increase (decrease) in shares outstanding before conversion	(3,761)	(91,543)
Shares converted from Class B (See Note 1)	(48,689)	(1,017,159)

Net increase (decrease)	(52,450)	$(1,108,702)

24	MainStay Epoch U.S. All Cap Fund

Class C	Shares	Amount
Year ended October 31, 2013:
Shares sold	38,187	$817,380
Shares issued to shareholders in reinvestment of dividends and distributions	13,455	252,416
Shares redeemed	(26,701)	(572,118)

Net increase (decrease)	24,941	$497,678

Year ended October 31, 2012:
Shares sold	31,218	$648,911
Shares issued to shareholders in reinvestment of dividends and distributions	7,313	144,288
Shares redeemed	(97,170)	(2,042,595)

Net increase (decrease)	(58,639)	$(1,249,396)

Class I	Shares	Amount
Year ended October 31, 2013:
Shares sold	7,097,264	$183,248,244
Shares issued to shareholders in reinvestment of dividends and distributions	2,182,822	47,825,632
Shares redeemed	(5,951,237)	(151,124,192)

Net increase (decrease)	3,328,849	$79,949,684

Year ended October 31, 2012:
Shares sold	3,132,067	$75,267,836
Shares issued to shareholders in reinvestment of dividends and distributions	1,114,587	25,145,097
Shares redeemed	(12,158,673)	(295,011,100)

Net increase (decrease)	(7,912,019)	$(194,598,167)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2013, events and transactions subsequent to October 31, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	25

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Epoch U.S. All Cap Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Epoch U.S. All Cap Fund of MainStay Funds Trust, as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 20, 2013

26	MainStay Epoch U.S. All Cap Fund

Special Meeting of Shareholders (Unaudited)

On March 27, 2013, Epoch Holding Corporation (“Epoch Holding”) merged with Empire Merger Sub, Inc., a wholly-owned subsidiary of The Toronto-Dominion Bank, a Canadian chartered bank (“Epoch Holding Merger”) following the approval of Epoch Holding’s shareholders. As a result, Epoch Holding became a wholly-owned subsidiary of The Toronto-Dominion Bank (“TD Bank”). Epoch Holding is the parent company of Epoch, the Fund’s subadvisor. The closing of the Epoch Holding Merger resulted in a change of control of Epoch and an automatic termination of the previous subadvisory agreement with Epoch under the Investment Company Act of 1940, as amended.

At a meeting held on March 21, 2013, the Fund’s Board approved the continued retention of Epoch as the Fund’s subadvisor under the terms of an interim subadvisory agreement that took effect on March 27, 2013, following the closing of the Epoch Holding Merger. The Fund’s Board also approved a new subadvisory agreement with Epoch that has identical terms to the previous subadvisory agreement in all material respects. Fund shareholder approval of the continued retention of Epoch as subadvisor and the new subadvisory agreement was required. The continued retention of Epoch as subadvisor and the new subadvisory agreement, among other proposals, were approved by Fund shareholders at a special meeting July 1, 2013.

The results of the meeting are as follows:

Proposals

1. To	approve a new sub-advisory agreement

Votes For	Votes Against	Abstentions	Total
15,222,457	14,005	6,772	15,243,234

2. To	amend certain “fundamental” investment restrictions of the Fund:
2a. Borrowing

Votes For	Votes Against	Abstentions	Total
14,903,825	334,880	4,529	15,243,234

2b. The	issuance of senior Securities

Votes For	Votes Against	Abstentions	Total
15,234,640	2,655	5,939	15,243,234

2c. Underwriting	Securities

Votes For	Votes Against	Abstentions	Total
15,233,295	3,944	5,995	15,243,234

2d. Purchasing	or selling real estate

Votes For	Votes Against	Abstentions	Total
14,906,897	331,808	4,529	15,243,234

2e. Purchasing	or selling commodities

Votes For	Votes Against	Abstentions	Total
14,904,865	333,896	4,473	15,243,234

2f. Making	loans

Votes For	Votes Against	Abstentions	Total
14,904,934	333,534	4,766	15,243,234

2g. Concentration	of investments

Votes For	Votes Against	Abstentions	Total
15,235,101	3,660	4,473	15,243,234
2h. Diversification

Votes For	Votes Against	Abstentions	Total
15,236,305	2,400	4,529	15,243,234

3. To	enter into or materially amend agreements with certain subadvisors on behalf of the Fund without shareholder approval:

Votes For	Votes Against	Abstentions	Total
14,896,396	340,899	5,939	15,243,234

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $40,752,049 as long term capital gain distributions.

For the fiscal year ended October 31, 2013, the Fund designated approximately $9,692,150 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2013, should be multiplied by 89.9% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2014, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2013. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2013.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	27

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008***.	Chief Investment Officer, New York Life Insurance Company (since 2011); President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC (since 2008); Member of the Board, MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, and Cornerstone Capital Management Holdings LLC (fka Madison Square Investors LLC) (since 2008); Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012); Member of the Board of Private Advisors, L.L.C.(since 2010); Member of the Board of MCF Capital Management LLC (since 2012); and President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	79

MainStay VP Funds Trust:
Trustee since 2008
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

28	MainStay Epoch U.S. All Cap Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990***.	President; Strategic Management Advisors LLC (since 1990)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (50 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011; Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios); State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002***.	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	79

MainStay VP Funds Trust:
Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Managing Director, ICC Capital Management; President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	79

MainStay VP Funds Trust: Trustee
since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

mainstayinvestments.com	29

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009.	Visiting Professor, University of California—San Diego (since 2012); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School Business, University of Chicago (since 2008)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	79

MainStay VP Funds Trust:
Trustee since 1997
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (25 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

30	MainStay Epoch U.S. All Cap Fund

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.*

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance, New York Life Investment Management LLC (since 2009); Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2009)**; Assistant Secretary, MainStay Funds (2006 to 2008) and MainStay VP Series Fund, Inc. (2005 to 2008)**
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (2006 to 2012); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

mainstayinvestments.com	31

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-31955 MS322-13	MSEUAC11-12/13 NL0A1

MainStay S&P 500 Index Fund

Message from the President and Annual Report

October 31, 2013

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Message from the President

With a few notable exceptions, major stock markets around the world tended to advance strongly during the 12 months ended October 31, 2013. According to Russell data, many U.S. stock indexes rose more than 25%, and some exceeded 30%. In the United States, growth stocks tended to outperform value stocks, but the differences were slight among large-capitalization issues.

European stocks were generally strong, with some regional variations. The market seemed convinced that the European Union would remain intact and that economic recovery would be possible, even in troubled peripheral nations. Japanese stocks advanced as the yen weakened and monetary and fiscal stimulus plans went into effect. Slowing growth prospects for China, however, led to weaker stock-market performance for that nation and its major suppliers, including Peru, Chile and Indonesia.

In the United States, stocks were buoyed by steady progress in corporate earnings and general improvements in profits. Stock prices occasionally faltered as politicians debated the so-called fiscal cliff, imposed a government shutdown and wrangled over debt limits. But stocks quickly recovered when agreements were reached and the government shutdown ended.

The Federal Reserve maintained the federal funds target rate in a range near zero, which drew money into stocks. When the Federal Reserve suggested that it might begin to gradually taper its security purchases, however, U.S. Treasury yields rose sharply. Stocks that tend to serve as a proxy for yield, including real estate investment trusts (REITs) and utilities, sold off. In September, the Federal Reserve noted that economic conditions did not yet warrant the anticipated tapering, and the announcement helped calm investor concerns.

Rising interest rates left many bond investors in negative territory for the 12 months ended October 31, 2013. (Bond prices tend to fall as interest rates rise and tend to rise as interest rates fall.) As an asset class, U.S. Treasury securities generally provided negative total returns, as did many high-grade bonds. Searching for additional yield, many fixed-income investors took on the higher risk of high-yield bonds, which advanced during the reporting period. Others moved into convertible bonds, which generally benefited from the rising stock market.

Through all of these market changes, the portfolio managers of MainStay Funds focused on the investment objectives of their respective Funds and on the available investment strategies. Our portfolio managers used disciplined investment techniques, seeking to achieve long-term results consistent with their mandate.

Whether the markets go up or down, we believe that shareholders do well to maintain a long-term, wide-range perspective. With appropriate diversification, negative results in one asset class may be balanced by positive results in others. While some investors find volatility troublesome, experienced investors know that without it, market opportunities would be limited.

The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2013. While past performance is no guarantee of future results, we encourage you to get invested, stay invested and add to your investments whenever you can.

We thank you for choosing MainStay Funds, and we look forward to strengthening our relationship over time.

Sincerely,

Stephen P. Fisher

President

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2013

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges	22.45%	13.73%	6.47%	0.87%
		Excluding sales charges	26.24	14.42	6.80	0.87
Class A Shares[4]	Maximum 3% Initial Sales Charge	With sales charges	22.59	13.81	6.51	0.68
		Excluding sales charges	26.38	14.51	6.84	0.68
Class I Shares	No Sales Charge		26.70	14.81	7.16	0.43

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class A shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class A shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[5]	27.18%	15.17%	7.46%
Average Lipper S&P 500 Index Fund[6]	26.46	14.54	6.94

5.

S&P 500® Index is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.	The average Lipper S&P 500 Index fund is representative of funds that are passively managed and commit by prospectus language to replicate the performance of the S&P 500® Index (including reinvested dividends). In addition, S&P 500 Index funds have limited expenses (advisor fee no higher than 0.50%). This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay S&P 500 Index Fund

Cost in Dollars of a $1,000 Investment in MainStay S&P 500 Index Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2013, to October 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2013, to October 31, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/13	Ending Account Value (Based on Actual Returns and Expenses) 10/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,107.70	$3.72	$1,021.70	$3.57

Class A Shares	$1,000.00	$1,107.90	$3.19	$1,022.20	$3.06

Class I Shares	$1,000.00	$1,109.40	$1.86	$1,023.40	$1.79

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.70% for Investor Class, 0.60% for Class A and 0.35% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of October 31, 2013 (Unaudited)

Oil, Gas & Consumable Fuels	8.4%
Pharmaceuticals	5.9
Diversified Financial Services	5.0
Computers & Peripherals	4.0
Media	3.7
IT Services	3.4
Software	3.3
Insurance	3.0
Commercial Banks	2.8
Aerospace & Defense	2.7
Chemicals	2.5
Industrial Conglomerates	2.5
Internet Software & Services	2.5
Biotechnology	2.4
Food & Staples Retailing	2.4
Diversified Telecommunication Services	2.3
Specialty Retail	2.3
Beverages	2.2
Capital Markets	2.1
Health Care Equipment & Supplies	2.1
Household Products	2.1
Energy Equipment & Services	2.0
Health Care Providers & Services	2.0
Semiconductors & Semiconductor Equipment	2.0
Real Estate Investment Trusts	1.9
Communications Equipment	1.8
Hotels, Restaurants & Leisure	1.8
Electric Utilities	1.7
Machinery	1.7
Food Products	1.6
Tobacco	1.6
Internet & Catalog Retail	1.4
Multi-Utilities	1.2
Consumer Finance	1.0
Road & Rail	0.9

Air Freight & Logistics	0.8%
Electrical Equipment	0.8
Automobiles	0.7
Multiline Retail	0.7
Textiles, Apparel & Luxury Goods	0.7
Metals & Mining	0.6
Commercial Services & Supplies	0.5
Electronic Equipment & Instruments	0.5
Life Sciences Tools & Services	0.5
Auto Components	0.4
Household Durables	0.3
Airlines	0.2
Construction & Engineering	0.2
Containers & Packaging	0.2
Personal Products	0.2
Professional Services	0.2
Trading Companies & Distributors	0.2
Wireless Telecommunication Services	0.2
Building Products	0.1
Distributors	0.1
Diversified Consumer Services	0.1
Gas Utilities	0.1
Health Care Technology	0.1
Independent Power Producers & Energy Traders	0.1
Leisure Equipment & Products	0.1
Office Electronics	0.1
Paper & Forest Products	0.1
Thrifts & Mortgage Finance	0.1
Construction Materials	0.0	‡
Real Estate Management & Development	0.0	‡
Short-Term Investments	0.9
Other Assets, Less Liabilities	(0.0	)‡

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2013 (excluding short-term investments) (Unaudited)

1.	Apple, Inc.

2.	Exxon Mobil Corp.

3.	Google, Inc. Class A

4.	Microsoft Corp.

5.	General Electric Co.
6.	Johnson & Johnson

7.	Chevron Corp.

8.	Procter & Gamble Co. (The)

9.	Berkshire Hathaway, Inc. Class B

10.	Wells Fargo & Co.

8	MainStay S&P 500 Index Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Francis J. Ok and Lee Baker of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay S&P 500 Index Fund perform relative to its benchmark and peers during the 12 months ended October 31, 2013?

Excluding all sales charges, MainStay S&P 500 Index Fund returned 26.24% for Investor Class shares and 26.38% for Class A shares for the 12 months ended October 31, 2013. Over the same period, the Fund’s Class I shares returned 26.70%. For the 12 months ended October 31, 2013, all share classes underperformed the 27.18% return of the S&P 500® Index,1 which is the Fund’s broad-based securities-market index. Because the Fund incurs operating expenses that the Index does not, the Fund’s net performance will typically lag that of the Index. Investor Class and Class A shares underperformed and Class I shares outperformed the 26.46% return of the average Lipper2 S&P 500 Index fund for the 12 months ended October 31, 2013. See page 5 for Fund returns with applicable sales charges.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

MainStay S&P 500 Index Fund invests in futures contracts to provide an efficient means of maintaining liquidity while remaining fully invested in the market. Since these futures track the performance of the S&P 500® Index closely, they had a positive impact on the Fund’s overall performance.

During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?

The S&P 500® industries with the highest total returns were airlines, auto components and biotechnology. The S&P 500® industries with the lowest total returns were metals & mining, computers & peripherals, and electric utilities.

During the reporting period, which industries made the strongest positive contributions to the Fund’s absolute performance and which industries made the weakest contributions?

The S&P 500® industries that made the strongest positive contributions to the Fund’s absolute performance were diversified financial services; pharmaceuticals; and oil, gas & consumable fuels. (Contributions take weightings and total returns into account.) The industries that made the weakest contributions to the Fund’s performance were metals & mining, computers & peripherals, and construction materials.

During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which stocks had the lowest total returns?

The S&P 500® stocks with the highest total returns were Internet-based entertainment provider Netflix, semiconductor company Micron Technology and electronics retailer Best Buy. The S&P 500® stocks with the lowest total returns were retailer J.C. Penney, mining company Newmont Mining and database software company Teradata.

During the reporting period, which S&P 500® stocks made the strongest contributions to the Fund’s absolute performance and which stocks made the weakest contributions?

The S&P 500® stocks that made the strongest contributions to the Fund’s absolute performance were Internet search provider Google, diversified health care company Johnson & Johnson and multinational conglomerate General Electric. The S&P 500® stocks that made the weakest contributions to the Fund’s absolute performance were computers & peripherals company Apple, mining company Newmont Mining and IT services company International Business Machines.

Were there any changes in the S&P 500® Index during the reporting period?

During the 12 months ended October 31, 2013, there were 16 additions to and 16 deletions from the S&P 500® Index. In terms of Index weight, significant additions to the Index included research-based pharmaceutical company AbbVie and automobile manufacturer General Motors. Significant deletions from the S&P 500® Index included food processing company H.J. Heinz and telecommunications company Sprint Nextel.

1.	See footnote on page 6 for more information on the S&P 500® Index.
2.	See footnote on page 6 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	9

Portfolio of Investments October 31, 2013

	Shares	Value

Common Stocks 99.1%†
Aerospace & Defense 2.7%
Boeing Co. (The)	81,154	$10,590,597
General Dynamics Corp.	38,862	3,366,615
Honeywell International, Inc.	91,766	7,958,865
L-3 Communications Holdings, Inc.	10,474	1,052,113
Lockheed Martin Corp.	31,521	4,203,010
Northrop Grumman Corp.	26,911	2,893,202
Precision Castparts Corp.	17,016	4,312,705
Raytheon Co.	37,706	3,105,843
Rockwell Collins, Inc.	15,786	1,102,337
Textron, Inc.	32,797	944,226
United Technologies Corp.	98,695	10,486,344

		50,015,857

Air Freight & Logistics 0.8%
C.H. Robinson Worldwide, Inc.	18,637	1,113,374
Expeditors International of Washington, Inc.	24,133	1,092,984
FedEx Corp.	34,743	4,551,333
United Parcel Service, Inc. Class B	84,473	8,298,627

		15,056,318

Airlines 0.2%
Delta Air Lines, Inc.	100,314	2,646,283
Southwest Airlines Co.	82,572	1,421,890

		4,068,173

Auto Components 0.4%
BorgWarner, Inc.	13,385	1,380,395
Delphi Automotive PLC	33,005	1,887,886
Goodyear Tire & Rubber Co. (The)	28,760	603,385
Johnson Controls, Inc.	79,993	3,691,677

		7,563,343

Automobiles 0.7%
Ford Motor Co.	460,635	7,881,465
General Motors Co. (a)	110,049	4,066,311
Harley-Davidson, Inc.	26,081	1,670,227

		13,618,003

Beverages 2.2%
Beam, Inc.	18,932	1,274,124
Brown-Forman Corp. Class B	18,999	1,386,547
Coca-Cola Co. (The)	445,768	17,639,040
Coca-Cola Enterprises, Inc.	29,070	1,213,091
Constellation Brands, Inc. Class A (a)	19,391	1,266,232
Dr. Pepper Snapple Group, Inc.	23,802	1,127,025
Molson Coors Brewing Co. Class B	18,446	996,084
Monster Beverage Corp. (a)	15,854	907,324
PepsiCo., Inc.	180,319	15,163,025

		40,972,492

	Shares	Value

Biotechnology 2.4%
Alexion Pharmaceuticals, Inc. (a)	22,865	$2,811,252
Amgen, Inc.	88,084	10,217,744
Biogen Idec, Inc. (a)	27,789	6,785,796
Celgene Corp. (a)	48,087	7,140,439
Gilead Sciences, Inc. (a)	178,964	12,704,654
Regeneron Pharmaceuticals, Inc. (a)	9,121	2,623,199
Vertex Pharmaceuticals, Inc. (a)	27,221	1,941,946

		44,225,030

Building Products 0.1%
Masco Corp.	41,734	881,839

Capital Markets 2.1%
Ameriprise Financial, Inc.	23,133	2,325,792
Bank of New York Mellon Corp.	134,516	4,277,609
BlackRock, Inc.	14,726	4,429,728
Charles Schwab Corp. (The)	135,211	3,062,529
E*TRADE Financial Corp. (a)	33,564	567,567
Franklin Resources, Inc.	47,532	2,560,074
Goldman Sachs Group, Inc. (The)	48,835	7,855,598
Invesco, Ltd.	51,775	1,747,406
Legg Mason, Inc.	12,694	488,338
Morgan Stanley	162,588	4,671,153
Northern Trust Corp.	26,393	1,489,093
State Street Corp.	52,144	3,653,730
T. Rowe Price Group, Inc.	30,416	2,354,503

		39,483,120

Chemicals 2.5%
Air Products & Chemicals, Inc.	24,512	2,672,053
Airgas, Inc.	7,735	843,656
CF Industries Holdings, Inc.	6,698	1,444,089
Dow Chemical Co. (The)	141,501	5,585,045
E.I. du Pont de Nemours & Co.	107,970	6,607,764
Eastman Chemical Co.	18,034	1,420,899
Ecolab, Inc.	31,713	3,361,578
FMC Corp.	15,944	1,160,085
International Flavors & Fragrances, Inc.	9,557	789,886
LyondellBasell Industries, N.V. Class A	52,385	3,907,921
Monsanto Co.	62,332	6,537,380
Mosaic Co. (The)	39,830	1,826,206
PPG Industries, Inc.	16,709	3,050,729
Praxair, Inc.	34,474	4,299,253
Sherwin-Williams Co. (The)	10,205	1,918,540
Sigma-Aldrich Corp.	14,059	1,215,119

		46,640,203

Commercial Banks 2.8%
BB&T Corp.	82,298	2,795,663
Comerica, Inc.	21,626	936,406

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2013, excluding short-term investments. May be subject to change daily.

10	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Commercial Banks (continued)
Fifth Third Bancorp	103,708	$1,973,563
Huntington Bancshares, Inc.	97,008	853,671
KeyCorp	106,558	1,335,172
M&T Bank Corp.	15,204	1,710,906
PNC Financial Services Group, Inc.	62,146	4,569,596
Regions Financial Corp.	163,205	1,571,664
SunTrust Banks, Inc.	63,016	2,119,858
U.S. Bancorp	215,051	8,034,305
♦Wells Fargo & Co.	564,957	24,118,014
Zions Bancorp.	21,575	612,083

		50,630,901

Commercial Services & Supplies 0.5%
ADT Corp. (The)	23,384	1,014,164
Cintas Corp.	12,014	645,993
Iron Mountain, Inc.	19,887	527,801
Pitney Bowes, Inc.	23,596	503,539
Republic Services, Inc.	31,746	1,062,539
Stericycle, Inc. (a)	10,043	1,166,996
Tyco International, Ltd.	54,052	1,975,600
Waste Management, Inc.	50,974	2,219,408

		9,116,040

Communications Equipment 1.8%
Cisco Systems, Inc.	626,885	14,104,912
F5 Networks, Inc. (a)	9,155	746,224
Harris Corp.	12,503	774,686
JDS Uniphase Corp. (a)	27,773	363,549
Juniper Networks, Inc. (a)	59,261	1,104,625
Motorola Solutions, Inc.	27,665	1,729,616
QUALCOMM, Inc.	200,572	13,933,737

		32,757,349

Computers & Peripherals 4.0%
♦Apple, Inc.	106,224	55,486,106
EMC Corp.	243,298	5,856,183
Hewlett-Packard Co.	224,704	5,476,036
NetApp, Inc.	39,765	1,543,280
SanDisk Corp.	28,107	1,953,437
Seagate Technology PLC	37,058	1,803,983
Western Digital Corp.	24,662	1,717,215

		73,836,240

Construction & Engineering 0.2%
Fluor Corp.	19,062	1,414,782
Jacobs Engineering Group, Inc. (a)	15,371	934,864
Quanta Services, Inc. (a)	24,991	754,978

		3,104,624

Construction Materials 0.0%‡
Vulcan Materials Co.	15,196	813,746

	Shares	Value

Consumer Finance 1.0%
American Express Co.	108,483	$8,873,910
Capital One Financial Corp.	68,439	4,699,706
Discover Financial Services	56,566	2,934,644
SLM Corp.	51,000	1,293,870

		17,802,130

Containers & Packaging 0.2%
Avery Dennison Corp.	11,468	540,372
Ball Corp.	16,965	829,419
Bemis Co., Inc.	12,034	480,157
MeadWestvaco Corp.	20,759	723,451
Owens-Illinois, Inc. (a)	19,217	610,908
Sealed Air Corp.	22,904	691,243

		3,875,550

Distributors 0.1%
Genuine Parts Co.	18,106	1,427,296

Diversified Consumer Services 0.1%
H&R Block, Inc.	32,021	910,677

Diversified Financial Services 5.0%
Bank of America Corp.	1,256,112	17,535,324
♦Berkshire Hathaway, Inc. Class B (a)	210,451	24,218,701
Citigroup, Inc.	355,564	17,344,412
CME Group, Inc.	36,742	2,726,624
IntercontinentalExchange, Inc. (a)	8,517	1,641,481
JPMorgan Chase & Co.	440,119	22,683,733
Leucadia National Corp.	36,644	1,038,491
McGraw Hill Financial, Inc.	32,177	2,242,093
Moody’s Corp.	22,677	1,602,357
NASDAQ OMX Group, Inc. (The)	13,500	478,305
NYSE Euronext	28,412	1,250,696

		92,762,217

Diversified Telecommunication Services 2.3%
AT&T, Inc.	620,975	22,479,295
CenturyLink, Inc.	70,232	2,378,056
Frontier Communications Corp.	116,890	515,485
Verizon Communications, Inc.	334,590	16,900,141
Windstream Holdings, Inc.	69,313	592,626

		42,865,603

Electric Utilities 1.7%
American Electric Power Co., Inc.	56,915	2,665,899
Duke Energy Corp.	82,536	5,920,307
Edison International	38,095	1,867,798
Entergy Corp.	20,845	1,349,088
Exelon Corp.	100,151	2,858,309
FirstEnergy Corp.	48,899	1,851,805
NextEra Energy, Inc.	49,652	4,208,007
Northeast Utilities	36,802	1,578,438

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments October 31, 2013 (continued)

	Shares	Value

Common Stocks (continued)
Electric Utilities (continued)
Pepco Holdings, Inc.	29,127	$561,569
Pinnacle West Capital Corp.	12,861	720,602
PPL Corp.	73,860	2,262,332
Southern Co.	102,179	4,180,143
Xcel Energy, Inc.	58,177	1,678,988

		31,703,285

Electrical Equipment 0.8%
AMETEK, Inc.	28,555	1,365,786
Eaton Corp. PLC	55,410	3,909,729
Emerson Electric Co.	83,545	5,595,009
Rockwell Automation, Inc.	16,214	1,790,188
Roper Industries, Inc.	11,597	1,470,615

		14,131,327

Electronic Equipment & Instruments 0.5%
Amphenol Corp. Class A	18,609	1,494,117
Corning, Inc.	170,754	2,918,186
FLIR Systems, Inc.	16,612	473,110
Jabil Circuit, Inc.	21,563	449,804
Molex, Inc.	16,041	619,183
TE Connectivity, Ltd.	48,352	2,489,644

		8,444,044

Energy Equipment & Services 2.0%
Baker Hughes, Inc.	51,802	3,009,178
Cameron International Corp. (a)	28,777	1,578,706
Diamond Offshore Drilling, Inc.	8,128	503,367
Ensco PLC Class A	27,311	1,574,479
FMC Technologies, Inc. (a)	27,700	1,400,235
Halliburton Co.	98,867	5,242,917
Helmerich & Payne, Inc.	12,451	965,575
Nabors Industries, Ltd.	30,358	530,658
National Oilwell Varco, Inc.	49,986	4,057,864
Noble Corp.	29,624	1,116,825
Rowan Cos. PLC Class A (a)	14,523	523,990
Schlumberger, Ltd.	154,710	14,499,421
Transocean, Ltd.	39,211	1,845,662

		36,848,877

Food & Staples Retailing 2.4%
Costco Wholesale Corp.	51,058	6,024,844
CVS Caremark Corp.	143,624	8,942,030
Kroger Co. (The)	60,594	2,595,847
Safeway, Inc.	28,213	984,634
Sysco Corp.	68,791	2,224,701
Wal-Mart Stores, Inc.	190,318	14,606,906
Walgreen Co.	101,653	6,021,924
Whole Foods Market, Inc.	43,555	2,749,627

		44,150,513

	Shares	Value

Food Products 1.6%
Archer-Daniels-Midland Co.	77,074	$3,152,327
Campbell Soup Co.	20,870	888,436
ConAgra Foods, Inc.	49,350	1,569,824
General Mills, Inc.	75,038	3,783,416
Hershey Co. (The)	17,484	1,735,112
Hormel Foods Corp.	15,738	683,973
J.M. Smucker Co. (The)	12,292	1,366,993
Kellogg Co.	30,088	1,903,066
Kraft Foods Group, Inc.	69,635	3,786,751
McCormick & Co., Inc.	15,432	1,067,123
Mead Johnson Nutrition Co.	23,664	1,932,402
Mondelez International, Inc. Class A	208,200	7,003,848
Tyson Foods, Inc. Class A	32,533	900,188

		29,773,459

Gas Utilities 0.1%
AGL Resources, Inc.	13,866	663,627
ONEOK, Inc.	24,110	1,362,215

		2,025,842

Health Care Equipment & Supplies 2.1%
Abbott Laboratories	181,712	6,641,574
Baxter International, Inc.	63,464	4,180,374
Becton, Dickinson & Co.	22,708	2,387,292
Boston Scientific Corp. (a)	157,012	1,835,470
C.R. Bard, Inc.	9,255	1,260,716
CareFusion Corp. (a)	25,065	971,770
Covidien PLC	53,784	3,448,092
DENTSPLY International, Inc.	16,637	783,603
Edwards Lifesciences Corp. (a)	13,127	855,749
Intuitive Surgical, Inc. (a)	4,643	1,724,875
Medtronic, Inc.	116,626	6,694,332
St. Jude Medical, Inc.	33,579	1,927,099
Stryker Corp.	34,485	2,547,062
Varian Medical Systems, Inc. (a)	12,587	913,564
Zimmer Holdings, Inc.	19,824	1,734,005

		37,905,577

Health Care Providers & Services 2.0%
Aetna, Inc.	43,507	2,727,889
AmerisourceBergen Corp.	27,009	1,764,498
Cardinal Health, Inc.	39,691	2,328,274
Cigna Corp.	33,070	2,545,729
DaVita HealthCare Partners, Inc. (a)	20,632	1,159,725
Express Scripts Holding Co. (a)	95,198	5,951,779
Humana, Inc.	18,294	1,685,792
Laboratory Corporation of America Holdings (a)	10,535	1,062,981
McKesson Corp.	26,731	4,179,125
Patterson Cos., Inc.	9,725	413,410
Quest Diagnostics, Inc.	17,759	1,063,942
Tenet Healthcare Corp. (a)	11,880	560,617

12	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Health Care Providers & Services (continued)
UnitedHealth Group, Inc.	118,875	$8,114,407
WellPoint, Inc.	34,955	2,964,184

		36,522,352

Health Care Technology 0.1%
Cerner Corp. (a)	34,501	1,933,091

Hotels, Restaurants & Leisure 1.8%
Carnival Corp.	51,184	1,773,526
Chipotle Mexican Grill, Inc. (a)	3,609	1,901,835
Darden Restaurants, Inc.	15,234	785,008
International Game Technology	30,493	573,268
Marriott International, Inc. Class A	26,586	1,198,497
McDonald’s Corp.	116,881	11,281,354
Starbucks Corp.	87,855	7,120,648
Starwood Hotels & Resorts Worldwide, Inc.	22,793	1,678,021
Wyndham Worldwide Corp.	15,546	1,032,254
Wynn Resorts, Ltd.	9,457	1,572,226
Yum! Brands, Inc.	52,174	3,528,006

		32,444,643

Household Durables 0.3%
D.R. Horton, Inc.	33,217	629,462
Garmin, Ltd.	14,387	672,592
Harman International Industries, Inc.	7,959	644,838
Leggett & Platt, Inc.	16,604	493,803
Lennar Corp. Class A	19,408	689,954
Newell Rubbermaid, Inc.	33,674	997,761
PulteGroup, Inc.	40,866	721,285
Whirlpool Corp.	9,268	1,353,221

		6,202,916

Household Products 2.1%
Clorox Co. (The)	15,250	1,375,398
Colgate-Palmolive Co.	103,043	6,669,973
Kimberly-Clark Corp.	44,786	4,836,888
♦Procter & Gamble Co. (The)	320,222	25,857,926

		38,740,185

Independent Power Producers & Energy Traders 0.1%
AES Corp. (The)	71,967	1,014,015
NRG Energy, Inc.	37,757	1,077,207

		2,091,222

Industrial Conglomerates 2.5%
3M Co.	75,917	9,554,154
Danaher Corp.	69,942	5,042,119
♦General Electric Co.	1,190,712	31,125,212

		45,721,485

	Shares	Value

Insurance 3.0%
ACE, Ltd.	39,768	$3,795,458
Aflac, Inc.	54,380	3,533,612
Allstate Corp. (The)	54,187	2,875,162
American International Group, Inc.	172,618	8,915,720
Aon PLC	35,949	2,843,206
Assurant, Inc.	8,765	512,577
Chubb Corp. (The)	29,875	2,750,890
Cincinnati Financial Corp.	17,223	861,150
Genworth Financial, Inc. Class A (a)	57,728	838,788
Hartford Financial Services Group, Inc. (The)	53,204	1,792,975
Lincoln National Corp.	30,925	1,404,304
Loews Corp.	35,776	1,728,339
Marsh & McLennan Cos., Inc.	64,262	2,943,200
MetLife, Inc.	130,933	6,194,440
Principal Financial Group, Inc.	32,007	1,519,052
Progressive Corp. (The)	64,670	1,679,480
Prudential Financial, Inc.	54,369	4,425,093
Torchmark Corp.	10,708	780,185
Travelers Companies, Inc. (The)	43,667	3,768,462
Unum Group	30,820	978,227
XL Group PLC	33,462	1,022,933

		55,163,253

Internet & Catalog Retail 1.4%
Amazon.com, Inc. (a)	43,270	15,751,578
Expedia, Inc.	12,561	739,592
Netflix, Inc. (a)	6,889	2,221,565
Priceline.com, Inc. (a)	6,022	6,346,164
TripAdvisor, Inc. (a)	13,040	1,078,538

		26,137,437

Internet Software & Services 2.5%
Akamai Technologies, Inc. (a)	20,831	931,979
eBay, Inc. (a)	136,224	7,180,367
♦Google, Inc. Class A (a)	32,708	33,708,210
VeriSign, Inc. (a)	15,781	856,593
Yahoo!, Inc. (a)	110,947	3,653,485

		46,330,634

IT Services 3.4%
Accenture PLC Class A	75,397	5,541,679
Automatic Data Processing, Inc.	56,453	4,232,281
Cognizant Technology Solutions Corp. Class A (a)	35,237	3,063,152
Computer Sciences Corp.	17,268	850,622
Fidelity National Information Services, Inc.	34,154	1,665,008
Fiserv, Inc. (a)	15,210	1,592,943
International Business Machines Corp.	120,395	21,575,988
MasterCard, Inc. Class A	12,129	8,697,706
Paychex, Inc.	38,038	1,607,486

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments October 31, 2013 (continued)

	Shares	Value

Common Stocks (continued)
IT Services (continued)
Teradata Corp. (a)	19,070	$840,415
Total System Services, Inc.	19,489	581,357
Visa, Inc. Class A	60,355	11,870,018
Western Union Co. (The)	64,534	1,098,369

		63,217,024

Leisure Equipment & Products 0.1%
Hasbro, Inc.	13,499	697,223
Mattel, Inc.	40,286	1,787,490

		2,484,713

Life Sciences Tools & Services 0.5%
Agilent Technologies, Inc.	38,677	1,963,244
Life Technologies Corp. (a)	20,188	1,520,358
PerkinElmer, Inc.	13,098	498,248
Thermo Fisher Scientific, Inc.	42,152	4,121,623
Waters Corp. (a)	9,964	1,005,567

		9,109,040

Machinery 1.7%
Caterpillar, Inc.	74,388	6,200,984
Cummins, Inc.	20,359	2,586,000
Deere & Co.	44,763	3,663,404
Dover Corp.	19,955	1,831,669
Flowserve Corp.	16,441	1,142,156
Illinois Tool Works, Inc.	48,178	3,795,945
Ingersoll-Rand PLC	31,646	2,137,054
Joy Global, Inc.	12,426	705,175
PACCAR, Inc.	41,387	2,301,117
Pall Corp.	13,076	1,052,880
Parker Hannifin Corp.	17,442	2,035,830
Pentair, Ltd.	23,285	1,562,191
Snap-on, Inc.	6,801	707,780
Stanley Black & Decker, Inc.	18,717	1,480,328
Xylem, Inc.	21,664	747,408

		31,949,921

Media 3.7%
Cablevision Systems Corp. Class A	25,012	388,937
CBS Corp. Class B	65,765	3,889,342
Comcast Corp. Class A	305,807	14,550,297
DIRECTV (a)	59,696	3,730,403
Discovery Communications, Inc. Class A (a)	26,994	2,400,306
Gannett Co., Inc.	26,792	741,335
Interpublic Group of Cos., Inc. (The)	49,359	829,231
News Corp. Class A (a)	58,223	1,024,725
Omnicom Group, Inc.	30,072	2,048,204
Scripps Networks Interactive Class A	12,792	1,029,756
Time Warner Cable, Inc.	33,414	4,014,692
Time Warner, Inc.	107,569	7,394,293
Twenty-First Century Fox, Inc. Class A	232,231	7,914,432

	Shares	Value

Media (continued)
Viacom, Inc., Class B	50,745	$4,226,551
Walt Disney Co. (The)	194,254	13,323,882
Washington Post Co. (The) Class B	512	329,380

		67,835,766

Metals & Mining 0.6%
Alcoa, Inc.	125,054	1,159,251
Allegheny Technologies, Inc.	12,622	417,788
Cliffs Natural Resources, Inc.	17,904	459,775
Freeport-McMoRan Copper & Gold, Inc.	121,351	4,460,863
Newmont Mining Corp.	58,188	1,586,205
Nucor Corp.	37,203	1,925,999
United States Steel Corp.	16,914	420,989

		10,430,870

Multi-Utilities 1.2%
Ameren Corp.	28,369	1,026,390
CenterPoint Energy, Inc.	50,115	1,232,829
CMS Energy Corp.	31,086	853,622
Consolidated Edison, Inc.	34,243	1,993,628
Dominion Resources, Inc.	67,700	4,315,875
DTE Energy Co.	20,457	1,414,397
Integrys Energy Group, Inc.	9,306	546,076
NiSource, Inc.	36,548	1,151,993
PG&E Corp.	52,067	2,179,004
Public Service Enterprise Group, Inc.	59,146	1,981,391
SCANA Corp.	16,367	763,193
Sempra Energy	26,559	2,420,587
TECO Energy, Inc.	23,884	410,088
Wisconsin Energy Corp.	26,619	1,120,926

		21,409,999

Multiline Retail 0.7%
Dollar General Corp. (a)	34,810	2,011,322
Dollar Tree, Inc. (a)	26,075	1,522,780
Family Dollar Stores, Inc.	11,295	778,000
J.C. Penney Co., Inc. (a)	31,008	232,560
Kohl’s Corp.	23,870	1,355,816
Macy’s, Inc.	43,991	2,028,425
Nordstrom, Inc.	16,862	1,019,645
Target Corp.	73,793	4,781,048

		13,729,596

Office Electronics 0.1%
Xerox Corp.	135,464	1,346,512

Oil, Gas & Consumable Fuels 8.4%
Anadarko Petroleum Corp.	58,778	5,600,956
Apache Corp.	47,216	4,192,781
Cabot Oil & Gas Corp.	49,192	1,737,461
Chesapeake Energy Corp.	59,237	1,656,267
♦Chevron Corp.	225,897	27,098,604

14	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
ConocoPhillips	142,997	$10,481,680
CONSOL Energy, Inc.	26,758	976,667
Denbury Resources, Inc. (a)	43,602	828,002
Devon Energy Corp.	44,622	2,821,003
EOG Resources, Inc.	31,852	5,682,397
EQT Corp.	17,608	1,507,421
♦Exxon Mobil Corp.	514,649	46,122,843
Hess Corp.	33,727	2,738,632
Kinder Morgan, Inc.	78,724	2,779,744
Marathon Oil Corp.	82,977	2,925,769
Marathon Petroleum Corp.	36,605	2,623,114
Murphy Oil Corp.	20,542	1,239,093
Newfield Exploration Co. (a)	15,864	483,059
Noble Energy, Inc.	41,992	3,146,461
Occidental Petroleum Corp.	94,212	9,051,889
Peabody Energy Corp.	31,551	614,613
Phillips 66	71,443	4,603,073
Pioneer Natural Resources Co.	16,199	3,317,231
QEP Resources, Inc.	20,963	693,037
Range Resources Corp.	19,105	1,446,440
Southwestern Energy Co. (a)	41,100	1,529,742
Spectra Energy Corp.	78,260	2,783,708
Tesoro Corp.	15,794	772,169
Valero Energy Corp.	63,389	2,609,725
Williams Cos., Inc. (The)	79,881	2,852,551
WPX Energy, Inc. (a)	23,453	519,249

		155,435,381

Paper & Forest Products 0.1%
International Paper Co.	52,143	2,326,099

Personal Products 0.2%
Avon Products, Inc.	50,704	887,320
Estee Lauder Cos., Inc. (The) Class A	29,896	2,121,420

		3,008,740

Pharmaceuticals 5.9%
AbbVie, Inc.	185,372	8,981,273
Actavis PLC (a)	20,254	3,130,863
Allergan, Inc.	34,704	3,144,529
Bristol-Myers Squibb Co.	192,492	10,109,680
Eli Lilly & Co.	115,922	5,775,234
Forest Laboratories, Inc. (a)	27,620	1,298,969
Hospira, Inc. (a)	19,368	784,791
♦Johnson & Johnson	329,496	30,514,625
Merck & Co., Inc.	342,159	15,427,949
Mylan, Inc. (a)	44,642	1,690,593
Perrigo Co.	11,004	1,517,342
Pfizer, Inc.	774,061	23,748,192
Zoetis, Inc.	58,461	1,850,875

		107,974,915

	Shares	Value

Professional Services 0.2%
Dun & Bradstreet Corp.	4,536	$493,471
Equifax, Inc.	14,181	917,085
Nielsen Holdings N.V.	25,133	991,246
Robert Half International, Inc.	16,234	625,496

		3,027,298

Real Estate Investment Trusts 1.9%
American Tower Corp.	46,184	3,664,700
Apartment Investment & Management Co. Class A	17,060	477,339
AvalonBay Communities, Inc.	14,222	1,778,461
Boston Properties, Inc.	17,818	1,844,163
Equity Residential	39,182	2,051,570
HCP, Inc.	53,211	2,208,257
Health Care REIT, Inc.	33,526	2,174,161
Host Hotels & Resorts, Inc.	87,695	1,626,742
Kimco Realty Corp.	47,896	1,028,806
Macerich Co. (The)	16,432	972,939
Plum Creek Timber Co., Inc.	20,453	928,566
ProLogis, Inc.	58,298	2,329,005
Public Storage	16,894	2,820,791
Simon Property Group, Inc.	36,285	5,607,847
Ventas, Inc.	34,285	2,236,753
Vornado Realty Trust	20,333	1,810,857
Weyerhaeuser Co.	68,284	2,075,834

		35,636,791

Real Estate Management & Development 0.0%‡
CBRE Group, Inc., Class A (a)	32,419	753,093

Road & Rail 0.9%
CSX Corp.	119,125	3,104,398
Kansas City Southern	12,887	1,566,028
Norfolk Southern Corp.	36,474	3,137,493
Ryder System, Inc.	6,118	402,748
Union Pacific Corp.	54,234	8,211,028

		16,421,695

Semiconductors & Semiconductor Equipment 2.0%
Altera Corp.	37,353	1,255,061
Analog Devices, Inc.	36,327	1,790,921
Applied Materials, Inc.	140,637	2,510,371
Broadcom Corp. Class A	64,313	1,718,443
First Solar, Inc. (a)	8,106	407,489
Intel Corp.	582,507	14,230,646
KLA-Tencor Corp.	19,378	1,271,197
Lam Research Corp. (a)	19,076	1,034,492
Linear Technology Corp.	27,266	1,121,723
LSI Corp.	63,965	542,423
Microchip Technology, Inc.	23,069	991,044
Micron Technology, Inc. (a)	121,421	2,146,723
NVIDIA Corp.	67,651	1,026,942

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments October 31, 2013 (continued)

	Shares	Value

Common Stocks (continued)
Semiconductors & Semiconductor Equipment (continued)
Teradyne, Inc. (a)	22,386	$391,531
Texas Instruments, Inc.	128,752	5,417,884
Xilinx, Inc.	31,136	1,414,197

		37,271,087

Software 3.3%
Adobe Systems, Inc. (a)	54,615	2,960,133
Autodesk, Inc. (a)	26,074	1,040,613
CA, Inc.	38,357	1,218,218
Citrix Systems, Inc. (a)	21,909	1,243,993
Electronic Arts, Inc. (a)	35,850	941,063
Intuit, Inc.	34,717	2,479,141
♦Microsoft Corp.	886,302	31,330,776
Oracle Corp.	416,913	13,966,585
Red Hat, Inc. (a)	22,134	957,738
Salesforce.com, Inc. (a)	64,111	3,420,963
Symantec Corp.	81,685	1,857,517

		61,416,740

Specialty Retail 2.3%
Abercrombie & Fitch Co. Class A	8,932	334,771
AutoNation, Inc. (a)	7,519	362,641
AutoZone, Inc. (a)	4,153	1,805,268
Bed Bath & Beyond, Inc. (a)	25,462	1,968,722
Best Buy Co., Inc.	31,545	1,350,126
Carmax, Inc. (a)	26,140	1,228,319
GameStop Corp. Class A	13,668	749,280
Gap, Inc. (The)	32,250	1,192,928
Home Depot, Inc. (The)	167,485	13,045,407
L Brands, Inc.	28,474	1,782,757
Lowe’s Companies, Inc.	122,978	6,121,845
O’Reilly Automotive, Inc. (a)	12,693	1,571,520
PetSmart, Inc.	12,149	883,961
Ross Stores, Inc.	25,335	1,959,662
Staples, Inc.	77,227	1,244,899
Tiffany & Co.	12,865	1,018,522
TJX Cos., Inc.	83,627	5,083,685
Urban Outfitters, Inc. (a)	12,751	483,008

		42,187,321

Textiles, Apparel & Luxury Goods 0.7%
Coach, Inc.	32,964	1,670,616
Fossil Group, Inc. (a)	5,876	745,899
NIKE, Inc. Class B	87,446	6,624,909
PVH Corp.	9,538	1,188,149
Ralph Lauren Corp.	7,083	1,173,228
VF Corp.	10,282	2,210,630

		13,613,431

	Shares	Value
Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp, Inc.	55,582	$499,127
People’s United Financial, Inc.	37,545	541,774

		1,040,901

Tobacco 1.6%
Altria Group, Inc.	234,360	8,725,223
Lorillard, Inc.	43,719	2,230,106
Philip Morris International, Inc.	189,244	16,865,425
Reynolds American, Inc.	37,016	1,901,512

		29,722,266

Trading Companies & Distributors 0.2%
Fastenal Co.	31,934	1,590,313
W.W. Grainger, Inc.	7,232	1,945,191

		3,535,504

Wireless Telecommunication Services 0.2%
Crown Castle International Corp. (a)	38,482	2,925,402

Total Common Stocks (Cost $844,790,259)		1,826,506,998	(b)

	Principal Amount
Short-Term Investments 0.9%
U.S. Government 0.9%
United States Treasury Bills
0.004% – 0.055%, due 1/9/14 (c)	$12,800,000	12,799,232
0.033%, due 1/23/14 (c)(d)	4,000,000	3,999,640

Total Short-Term Investments (Cost $16,799,330)		16,798,872

Total Investments (Cost $861,589,589) (f)	100.0%	1,843,305,870
Other Assets, Less Liabilities	(0.0)‡	(108,015)
Net Assets	100.0%	$1,843,197,855

	Contracts Long	Unrealized Appreciation (Depreciation) (e)
Futures Contracts 0.0%‡
Standard & Poor’s 500 Index Mini December 2013	180	$314,661

Total Futures Contracts (Settlement Value $15,759,000) (b)		$314,661

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	The combined market value of common stocks and settlement value of Standard & Poor’s 500 Index futures contracts represents 99.9% of the Fund’s net assets.

16	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(c)	Interest rate presented is yield to maturity.

(d)	Represents a security, or a portion thereof, which is maintained at a broker as collateral for futures contracts.

(e)	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2013.

(f)	As of October 31, 2013, cost is $903,939,446 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$956,345,881
Gross unrealized depreciation	(16,979,457)

Net unrealized appreciation	$939,366,424

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,826,506,998	$—	$—	$1,826,506,998
Short-Term Investments
U.S. Government	—	16,798,872	—	16,798,872

Total Investments in Securities	1,826,506,998	16,798,872	—	1,843,305,870

Other Financial Instruments
Futures Contracts Long (b)	314,661	—	—	314,661

Total Investments in Securities and Other Financial Instruments	$1,826,821,659	$16,798,872	$—	$1,843,620,531

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Statement of Assets and Liabilities as of October 31, 2013

Assets
Investment in securities, at value (identified cost $861,589,589)	$1,843,305,870
Cash	51,371
Receivables:
Dividends and interest	1,860,925
Fund shares sold	893,112
Other assets	14,349

Total assets	1,846,125,627

Liabilities
Payables:
Investment securities purchased	972,856
Fund shares redeemed	779,214
Transfer agent (See Note 3)	408,045
Manager (See Note 3)	361,439
NYLIFE Distributors (See Note 3)	103,545
Variation margin on futures contracts	85,114
Shareholder communication	76,138
Professional fees	33,865
Custodian	6,847
Trustees	4,177
Accrued expenses	96,532

Total liabilities	2,927,772

Net assets	$1,843,197,855

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$44,894
Additional paid-in capital	947,060,232

947,105,126
Undistributed net investment income	23,123,150
Accumulated net realized gain (loss) on investments and futures transactions	(109,061,363)
Net unrealized appreciation (depreciation) on investments and futures contracts	982,030,942

Net assets	$1,843,197,855

Investor Class
Net assets applicable to outstanding shares	$27,915,718

Shares of beneficial interest outstanding	685,451

Net asset value per share outstanding	$40.73
Maximum sales charge (3.00% of offering price)	1.26

Maximum offering price per share outstanding	$41.99

Class A
Net assets applicable to outstanding shares	$470,292,901

Shares of beneficial interest outstanding	11,540,502

Net asset value per share outstanding	$40.75
Maximum sales charge (3.00% of offering price)	1.26

Maximum offering price per share outstanding	$42.01

Class I
Net assets applicable to outstanding shares	$1,344,989,236

Shares of beneficial interest outstanding	32,667,953

Net asset value and offering price per share outstanding	$41.17

18	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2013

Investment Income (Loss)
Income
Dividends (a)	$37,916,283
Interest	38,479

Total income	37,954,762

Expenses
Manager (See Note 3)	4,164,453
Transfer agent (See Note 3)	2,485,597
Distribution/Service—Investor Class (See Note 3)	61,661
Distribution/Service—Class A (See Note 3)	1,099,380
Shareholder communication	126,690
Professional fees	97,604
Registration	54,095
Custodian	42,143
Trustees	35,311
Miscellaneous	71,682

Total expenses before waiver/reimbursement	8,238,616
Expense waiver/reimbursement from Manager (See Note 3)	(966,975)

Net expenses	7,271,641

Net investment income (loss)	30,683,121

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Security transactions	25,161,853
Futures transactions	14,827,443

Net realized gain (loss) on investments and futures transactions	39,989,296

Net change in unrealized appreciation (depreciation) on:
Investments	338,003,434
Futures contracts	3,803,928

Net change in unrealized appreciation (depreciation) on investments and futures contracts	341,807,362

Net realized and unrealized gain (loss) on investments and futures transactions	381,796,658

Net increase (decrease) in net assets resulting from operations	$412,479,779

(a)	Dividends recorded net of foreign withholding taxes in the amount of $25,314.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Statements of Changes in Net Assets

for the years ended October 31, 2013 and October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$30,683,121	$25,709,037
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	39,989,296	25,833,231
Net change in unrealized appreciation (depreciation) on investments, investments sold short and futures contracts	341,807,362	157,701,035

Net increase (decrease) in net assets resulting from operations	412,479,779	209,243,303

Dividends to shareholders:
From net investment income:
Investor Class	(311,654)	(274,408)
Class A	(6,216,050)	(2,837,215)
Class I	(21,172,320)	(18,767,421)

Total dividends to shareholders	(27,700,024)	(21,879,044)

Capital share transactions:
Net proceeds from sale of shares	436,500,313	434,971,976
Net asset value of shares issued in connection with the acquisition of MainStay Equity Index Fund (See Note 10)	—	191,583,350
Net asset value of shares issued to shareholders in reinvestment of dividends	27,421,857	21,815,659
Cost of shares redeemed	(641,877,611)	(523,574,907)

Increase (decrease) in net assets derived from capital share transactions	(177,955,441)	124,796,078

Net increase (decrease) in net assets	206,824,314	312,160,337

Net Assets
Beginning of year	1,636,373,541	1,324,213,204

End of year	$1,843,197,855	$1,636,373,541

Undistributed net investment income at end of year	$23,123,150	$20,610,711

20	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Investor Class	2013	2012	2011	2010	2009
Net asset value at beginning of year	$32.73	$28.98	$27.33	$23.93	$22.47

Net investment income (loss)	0.53 (a)	0.44 (a)	0.38	0.33	0.38
Net realized and unrealized gain (loss) on investments	7.94	3.70	1.62	3.41	1.59
Net realized and unrealized gain (loss) on foreign currency transactions	—	(0.00)‡	—	—	—

Total from investment operations	8.47	4.14	2.00	3.74	1.97

Less dividends:
From net investment income	(0.47)	(0.39)	(0.35)	(0.34)	(0.51)

Net asset value at end of year	$40.73	$32.73	$28.98	$27.33	$23.93

Total investment return (b)	26.24%	14.48%	7.35%	15.75%	9.21%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.47%	1.42%	1.29%	1.30%	1.75%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.63%
Expenses (before waiver/reimbursement)	0.83%	0.87%	0.91%	1.01%	1.15%
Portfolio turnover rate	3%	9%	4%	11%	8%
Net assets at end of year (in 000’s)	$27,916	$21,475	$20,134	$19,295	$17,822

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class A	2013	2012	2011	2010	2009
Net asset value at beginning of year	$32.74	$28.99	$27.34	$23.92	$22.47

Net investment income (loss)	0.57 (a)	0.47 (a)	0.42	0.37	0.38
Net realized and unrealized gain (loss) on investments	7.94	3.70	1.61	3.40	1.58
Net realized and unrealized gain (loss) on foreign currency transactions	—	(0.00)‡	—	—	—

Total from investment operations	8.51	4.17	2.03	3.77	1.96

Less dividends:
From net investment income	(0.50)	(0.42)	(0.38)	(0.35)	(0.51)

Net asset value at end of year	$40.75	$32.74	$28.99	$27.34	$23.92

Total investment return (b)	26.38%	14.59%	7.46%	15.88%	9.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.58%	1.47%	1.39%	1.40%	1.79%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses (before waiver/reimbursement)	0.65%	0.68%	0.69%	0.74%	0.86%
Portfolio turnover rate	3%	9%	4%	11%	8%
Net assets at end of year (in 000’s)	$470,293	$408,258	$195,006	$193,335	$196,774

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2013	2012	2011	2010	2009
Net asset value at beginning of year	$33.06	$29.28	$27.60	$24.15	$22.69

Net investment income (loss)	0.67 (a)	0.55 (a)	0.50	0.44	0.44
Net realized and unrealized gain (loss) on investments	8.01	3.73	1.63	3.42	1.60
Net realized and unrealized gain (loss) on foreign currency transactions	—	(0.00)‡	—	—	—

Total from investment operations	8.68	4.28	2.13	3.86	2.04

Less dividends:
From net investment income	(0.57)	(0.50)	(0.45)	(0.41)	(0.58)

Net asset value at end of year	$41.17	$33.06	$29.28	$27.60	$24.15

Total investment return (b)	26.70%	14.84%	7.75%	16.13%	9.55%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.83%	1.77%	1.64%	1.65%	2.07%
Net expenses	0.35%	0.35%	0.35%	0.35%	0.32%
Expenses (before waiver/reimbursement)	0.40%	0.43%	0.44%	0.49%	0.61%
Portfolio turnover rate	3%	9%	4%	11%	8%
Net assets at end of year (in 000’s)	$1,344,989	$1,206,641	$1,109,073	$1,120,188	$1,044,598

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

22	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-four funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay S&P 500 Index Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay S&P 500 Index Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010, relate to the Predecessor Fund.

The Fund currently offers three classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Investor Class and Class A shares are subject to a distribution and/or service fee. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation measurements under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are estimated within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring the fair value of investments)

The aggregate value by input level, as of October 31, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable

mainstayinvestments.com	23

Notes to Financial Statements (continued)

inputs. The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Broker Dealer Quotes	• Reported Trades
• Two-sided markets	• Issuer Spreads
• Bids/Offers	• Benchmark securities
• Industry and economic events	• Reference Data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be measured using the methodologies described above are valued by methods deemed in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2013, the Fund did not hold any securities that were fair valued in such a manner.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of

24	MainStay S&P 500 Index Fund

shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk in the normal course of investment in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund invests in futures contracts to provide an efficient means of maintaining liquidity while being fully invested. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(I)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2013, the Fund did not hold any rights or warrants.

(J)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(K)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s

mainstayinvestments.com	25

Notes to Financial Statements (continued)

cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2013.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of October 31, 2013:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$314,661	$314,661

Total Fair Value		$314,661	$314,661

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$14,827,443	$14,827,443

Total Realized Gain (Loss)		$14,827,443	$14,827,443

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$3,803,928	$3,803,928

Total Change in Unrealized Appreciation (Depreciation)		$3,803,928	$3,803,928

Number of Contracts, Notional Amounts or
Shares/Units (1)

	Equity Contracts Risk	Total
Futures Contracts Long	908	908

(1)	Amount disclosed represents the average held during the year ended October 31, 2013.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life

26	MainStay S&P 500 Index Fund

Investments and Cornerstone Capital Holdings, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.25% up to $1 billion; 0.225% from $1 billion to $2 billion; 0.215% from $2 billion to $3 billion; and 0.20% in excess of $3 billion. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.24% for the year ended October 31, 2013.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.60% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of Investor Class shares do not exceed 0.70% of its average daily net assets. This voluntary waiver and/or reimbursement may be discontinued at any time.

For the year ended October 31, 2013, New York Life Investments earned fees from the Fund in the amount of $4,164,453 and waived its fees and/or reimbursed expenses in the amount of $966,975.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $10,042 and $14,683, respectively, for the year ended October 31, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares of $1,271 for the year ended October 31, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2013, were as follows:

Investor Class	$79,168
Class A	617,815
Class I	1,788,614

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2013, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$217,465,578	16.2%

Note 4–Federal Income Tax

As of October 31, 2013, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$23,123,150	$(66,396,845)	$—	$939,366,424	$896,092,729

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. Real Estate Investment Trusts (REITs), return of capital distributions received and mark to market of futures contracts.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from

mainstayinvestments.com	27

Notes to Financial Statements (continued)

permanent differences; net assets as of October 31, 2013 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(470,658)	$470,662	$(4)

The reclassifications for the Fund are primarily due to return of capital distributions, REITs, and return of capital distributions received.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $66,396,845 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2014	$4,033	$—
2016	39,050	—
2018	21,698	—
2019	1,616	—
Total	$66,397	$—

The Fund utilized $43,582,372 of capital loss carryforwards during the year ended October 31, 2013.

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 shown in the Statements of Changes in Net Assets was as follows:

	2013	2012
Distributions paid from: Ordinary Income	$27,700,024	$21,879,044

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon and State Street, who serve as the agents to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 28, 2013, the aggregate commitment amount was $200,000,000 with an optional maximum amount of $250,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2013.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2013, purchases and sales of securities, other than short-term securities, were $51,504 and $106,133, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2013:
Shares sold	159,826	$5,850,299
Shares issued to shareholders in reinvestment of dividends and distributions	9,510	311,163
Shares redeemed	(101,432)	(3,681,057)

Net increase (decrease) in shares outstanding before conversion	67,904	2,480,405
Shares converted into Investor Class (See Note 1)	11,771	444,802
Shares converted from Investor Class (See Note 1)	(50,398)	(1,904,100)

Net increase (decrease)	29,277	$1,021,107

Year ended October 31, 2012:
Shares sold	107,916	$3,364,665
Shares issued to shareholders in reinvestment of dividends and distributions	9,498	273,921
Shares redeemed	(120,018)	(3,745,076)

Net increase (decrease) in shares outstanding before conversion	(2,604)	(106,490)
Shares converted into Investor Class (See Note 1)	4,057	134,215
Shares converted from Investor Class (See Note 1)	(40,040)	(1,260,732)

Net increase (decrease)	(38,587)	$(1,233,007)

28	MainStay S&P 500 Index Fund

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	1,687,846	$61,041,170
Shares issued in connection with the acquisition of MainStay Equity Index Fund	—	—
Shares issued to shareholders in reinvestment of dividends and distributions	181,760	5,945,387
Shares redeemed	(2,836,267)	(103,216,838)

Net increase (decrease) in shares outstanding before conversion	(966,661)	(36,230,281)
Shares converted into Class A (See Note 1)	50,386	1,904,100
Shares converted from Class A (See Note 1)	(11,768)	(444,802)

Net increase (decrease)	(928,043)	$(34,770,983)

Year ended October 31, 2012:
Shares sold	1,351,106	$41,870,871
Shares issued in connection with the acquisition of MainStay Equity Index Fund (See Note 10)	6,311,135	191,583,350
Shares issued to shareholders in reinvestment of dividends and distributions	96,298	2,776,272
Shares redeemed	(2,051,992)	(64,006,572)

Net increase (decrease) in shares outstanding before conversion	5,706,547	172,223,921
Shares converted into Class A (See Note 1)	40,047	1,260,732
Shares converted from Class A (See Note 1)	(4,057)	(134,215)

Net increase (decrease)	5,742,537	$173,350,438

Class I	Shares	Amount
Year ended October 31, 2013:
Shares sold	10,097,773	$369,608,844
Shares issued to shareholders in reinvestment of dividends and distributions	641,956	21,165,307
Shares redeemed	(14,565,424)	(534,979,716)

Net increase (decrease)	(3,825,695)	$(144,205,565)

Year ended October 31, 2012:
Shares sold	12,438,549	$389,736,440
Shares issued to shareholders in reinvestment of dividends and distributions	645,971	18,765,466
Shares redeemed	(14,474,314)	(455,823,259)

Net increase (decrease)	(1,389,794)	$(47,321,353)

Note 9–Litigation

The Fund has been named as a defendant and a putative member of the proposed defendant group of shareholders in the case now entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, which was served on the Fund in October 2012, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to recover proceeds received by shareholders through the LBO from a putative defendant class comprised of former Tribune shareholders other than the insiders, major shareholders and certain other defendants. The sole claim and cause of action brought against the Fund either as a named defendant or as a member of the putative defendant class is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Fund as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On October 21, 2013, the District Court granted the plaintiff’s motion to enlarge the time for service of summonses and complaints in the FitzSimons action through and including January 14, 2014.

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the state law constructive fraudulent conveyance actions (“SLCFC actions”), including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On November 20, 2013, the District Court issued Master Case Order No. 4 governing the next steps in the FitzSimons action, including the protocol for filing of any motions to dismiss the lawsuit.

The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay S&P 500 Index Fund*	$1,025,100	$907,116

*	Inclusive of payments received into MainStay Equity Index Fund prior to its acquisition by the Fund. (See Note 10)

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset values.

Note 10–Fund Acquisitions

At a meeting held on December 14, 2011, the Board of Trustees approved a plan of reorganization whereby the Fund would acquire the assets, including the investments, and assume the liabilities on MainStay Equity Index Fund, a series of MainStay Funds. Shareholders of MainStay Equity Index Fund approved this reorganization on May 12, 2012, which was then completed on May 25, 2012. The aggregate net assets of the Fund immediately before the acquisition were $1,432,012,589 and the combined net assets after the acquisition were $1,623,595,939.

mainstayinvestments.com	29

Notes to Financial Statements (continued)

The acquisition was accomplished by a tax-free exchange of the following:

	Shares	Value
MainStay Equity Index Fund	3,967,860	$191,583,350

In exchange for the MainStay Equity Index Fund shares and net assets, the Fund issued 6,311,135 Class A shares.

MainStay Equity Index Fund’s net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation (depreciation), accumulated net realized gain (loss) and undistributed net investment income:

	Total Net Assets	Capital Stock	Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
MainStay Equity Index Fund	$191,583,350	$101,293,453	$94,828,154	$(4,615,069)	$76,812

Assuming the acquisition of MainStay Equity Index had been completed on November 1, 2011, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the period ended October 31, 2012, are as follows:

Net investment income (loss)	$27,882,293
Net gain on investments	$193,816,793
Net increase in net assets resulting from operations	$221,699,086

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the MainStay Equity Index Fund that have been included in the Fund’s Statement of Operations since May 25, 2012.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from MainStay Equity Index fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2013, events and transactions subsequent to October 31, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

30	MainStay S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay S&P 500 Index Fund (the “Fund”), one of the funds constituting Mainstay Funds Trust, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay S&P 500 Index Fund of MainStay Funds Trust as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 20, 2013

mainstayinvestments.com	31

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2013 the Fund designated approximately $27,700,024 under the Internal Revenue Code as Qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2013, should be multiplied by 100.0% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2014, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2013. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2013.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

32	MainStay S&P 500 Index Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008***.	Chief Investment Officer, New York Life Insurance Company (since 2011); President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC (since 2008); Member of the Board, MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, and Cornerstone Capital Management Holdings LLC (fka Madison Square Investors LLC) (since 2008); Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012); Member of the Board of Private Advisors, L.L.C.(since 2010); Member of the Board of MCF Capital Management LLC (since 2012); and President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	79

MainStay VP Funds Trust:
Trustee since 2008
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com	33

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990***.	President; Strategic Management Advisors LLC (since 1990)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (50 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011; Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios); State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002***.	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	79

MainStay VP Funds Trust:
Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Managing Director, ICC Capital Management; President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	79

MainStay VP Funds Trust: Trustee
since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

34	MainStay S&P 500 Index Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009.	Visiting Professor, University of California—San Diego (since 2012); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School Business, University of Chicago (since 2008)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	79

MainStay VP Funds Trust:
Trustee since 1997
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (25 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

mainstayinvestments.com	35

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.*

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance, New York Life Investment Management LLC (since 2009); Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2009)**; Assistant Secretary, MainStay Funds (2006 to 2008) and MainStay VP Series Fund, Inc. (2005 to 2008)**
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (2006 to 2012); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

36	MainStay S&P 500 Index Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-31922 MS322-13	MSSP11-12/13 NL0A6

MainStay Retirement Funds

Message from the President and Annual Report

October 31, 2013

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

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Message from the President

With a few notable exceptions, major stock markets around the world tended to advance strongly during the 12 months ended October 31, 2013. According to Russell data, many U.S. stock indexes rose more than 25%, and some exceeded 30%. In the United States, growth stocks tended to outperform value stocks, but the differences were slight among large-capitalization issues.

European stocks were generally strong, with some regional variations. The market seemed convinced that the European Union would remain intact and that economic recovery would be possible, even in troubled peripheral nations. Japanese stocks advanced as the yen weakened and monetary and fiscal stimulus plans went into effect. Slowing growth prospects for China, however, led to weaker stock-market performance for that nation and its major suppliers, including Peru, Chile and Indonesia.

In the United States, stocks were buoyed by steady progress in corporate earnings and general improvements in profits. Stock prices occasionally faltered as politicians debated the so-called fiscal cliff, imposed a government shutdown and wrangled over debt limits. But stocks quickly recovered when agreements were reached and the government shutdown ended.

The Federal Reserve maintained the federal funds target rate in a range near zero, which drew money into stocks. When the Federal Reserve suggested that it might begin to gradually taper its security purchases, however, U.S. Treasury yields rose sharply. Stocks that tend to serve as a proxy for yield, including real estate investment trusts (REITs) and utilities, sold off. In September, the Federal Reserve noted that economic conditions did not yet warrant the anticipated tapering, and the announcement helped calm investor concerns.

Rising interest rates left many bond investors in negative territory for the 12 months ended October 31, 2013. (Bond prices tend to fall as interest rates rise and tend to rise as interest rates fall.) As an asset class, U.S. Treasury securities generally provided negative total returns, as did many high-grade bonds. Searching for additional yield, many fixed-income investors took on the higher risk of high-yield bonds, which advanced during the reporting period. Others moved into convertible bonds, which generally benefited from the rising stock market.

Through all of these market changes, the portfolio managers of MainStay Funds focused on the investment objectives of their respective Funds and on the available investment strategies. Our portfolio managers used disciplined investment techniques, seeking to achieve long-term results consistent with their mandate.

Whether the markets go up or down, we believe that shareholders do well to maintain a long-term, wide-range perspective. With appropriate diversification, negative results in one asset class may be balanced by positive results in others. While some investors find volatility troublesome, experienced investors know that without it, market opportunities would be limited.

The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2013. While past performance is no guarantee of future results, we encourage you to get invested, stay invested and add to your investments whenever you can.

We thank you for choosing MainStay Funds, and we look forward to strengthening our relationship over time.

Sincerely,

Stephen P. Fisher

President

Not part of the Annual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Retirement 2010 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2013

Class	Sales Charge		One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	5.90 12.06%	9.67 10.92%	3.82 4.75%	1.81 1.81%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	5.99 12.16	9.74 10.99	3.87 4.80	1.39 1.39
Class I Shares	No Sales Charge		12.41	11.30	5.08	1.14
Class R1 Shares[4]	No Sales Charge		12.33	11.16	4.96	1.24
Class R2 Shares[5]	No Sales Charge		11.91	10.89	4.71	1.49
Class R3 Shares[6]	No Sales Charge		11.76	10.62	4.43	1.74

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008 include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Class R1 shares were first offered to the public on June 29, 2007, although this class of shares has not yet commenced operations as of October 31, 2013. As a result, the performance for Class R1 shares include the historical performance of Class A shares through October 31, 2013, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R1 shares would likely have been different.
5.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares would likely have been different.
6.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Since Inception
S&P 500® Index[7]	27.18%	15.17%	4.76%
MSCI EAFE® Index[8]	26.88	11.99	–0.02
Barclays U.S. Aggregate Bond Index[9]	–1.08	6.09	5.44
Retirement 2010 Composite Index[10]	10.90	10.35	4.48
Average Lipper Mixed-Asset Target 2010 Fund[11]	8.66	9.86	3.42

7.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the Fund’s broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

9.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the
Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.

The Retirement 2010 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. The Fund has selected the Retirement 2010 Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

11.	The average Lipper mixed-asset target 2010 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon not exceeding December 31, 2010. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Retirement 2010 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2010 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2013, to October 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2013, to October 31, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/13	Ending Account Value (Based on Actual Returns and Expenses) 10/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,040.60	$2.42	$1,022.80	$2.40

Class A Shares	$1,000.00	$1,040.70	$1.90	$1,023.30	$1.89

Class I Shares	$1,000.00	$1,042.30	$0.67	$1,024.60	$0.66

Class R2 Shares	$1,000.00	$1,039.70	$2.47	$1,022.80	$2.45

Class R3 Shares	$1,000.00	$1,038.70	$3.55	$1,021.70	$3.52

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.47% for Investor Class, 0.37% for Class A, 0.13% for Class I, 0.48% for Class R2 and 0.69% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com	7

Investment Objectives of Underlying Funds as of October 31, 2013 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

8	MainStay Retirement 2010 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2010 Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2013?

Excluding all sales charges, MainStay Retirement 2010 Fund returned 12.06% for Investor Class shares and 12.16% for Class A shares for the 12 months ended October 31, 2013. Over the same period, Class I shares returned 12.41%, Class R1 shares2 returned 12.33%, Class R2 shares returned 11.91%, and Class R3 shares returned 11.76%. For the 12 months ended October 31, 2013, all share classes underperformed the 27.18% return of the S&P 500® Index,3 which is the Fund’s broad-based securities-market index. Over the same period, all share classes underperformed the 26.88% return of the MSCI EAFE® Index,3 which is the secondary benchmark of the Fund. All share classes outperformed the –1.08% return of the Barclays U.S. Aggregate Bond Index3 and the 10.90% return of the Retirement 2010 Composite Index.3 The Barclays U.S. Aggregate Bond Index and the Retirement 2010 Composite Index are additional benchmarks of the Fund. All share classes outperformed the 8.66% return of the average Lipper4 mixed-asset target 2010 fund for the 12 months ended October 31, 2013. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund since the semiannual report?

Effective July 1, 2013, the Fund’s Principal Investment Strategies were modified to adjust the ranges for major asset classes in which the Fund may normally invest. Effective the same date, the Fund’s Principal Investment Strategies were modified to adjust the ranges for major asset classes in which the Fund may invest, as applicable after the target retirement date. Please refer to the Prospectus Supplements dated June 17, 2013, and June 21, 2013.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests primarily in mutual funds managed by New York Life Investments, mutual funds managed by an advisor not affiliated with New York Life Investments or exchange traded funds (“ETFs”), if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s substantial allocation to Underlying Funds that invest in fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance. Fixed-income securities generally underperformed equities during the reporting period.

The Fund’s performance, however, was strong in relation to its peers and the Retirement 2010 Composite Index. Much of these positive excess returns were a product of our asset allocation decisions. We maintained a bias favoring stocks over bonds in varying measure over most of the reporting period. This bias contributed substantially to the Fund’s performance. Well-timed preferences for small companies over large companies and growth stocks over value stocks provided positive results. Some of the gains were offset, however, as a result of overweighting emerging-market equities in the international stock portion of the Fund. Within the fixed-income portion of the Fund, exposure to speculative-grade credit instruments was rewarded, while defensive positioning against a potential rise in interest rates helped shield against losses in the high-grade bond portion of the Fund.

Solid performance among many of the Underlying Funds in which the Fund invested also helped strengthen returns. Noteworthy contributors to the Fund’s performance included MainStay Common Stock Fund, MainStay Large Cap Growth Fund and MainStay Epoch U.S. All Cap Fund. (Contributions take weightings and total returns into account.)

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.5 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Fund’s allocations to stocks and bonds varied over the course of the reporting period in response to the changing environment. Within equities, we placed a mild emphasis on two themes. First, our focus shifted from securities of large-cap companies toward securities of smaller companies, which we

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary, New York Life Investment Management LLC.
2.	See footnote on page 5 for more information on Class R1 shares.
3.	See footnote on page 6 for more information on this index.
4.	See footnote on page 6 for more information on Lipper Inc.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	9

believed would perform especially well during an uptick in global economic growth. Second, we placed an increasing emphasis on growth over value because we anticipated that the quest for yield that has marked the past couple of years would morph into a quest for growth. Both strategies were modestly profitable during the reporting period.

In the fixed-income portion of the Fund, we continued to maintain a shorter duration than the Barclays U.S. Aggregate Bond Index and a tilt that favored corporate bonds over government-backed securities. These preferences have been in place for a couple of years. This positioning reflects our enduring view that corporations have improved the quality of their balance sheets significantly by reducing leverage, accumulating cash and controlling operating costs. We anticipate that corporate default rates may remain quite low for some time, which could make the higher yields available on corporate bonds attractive.

How did the Fund’s allocations change over the course of the reporting period?

The most significant change was a shift from focusing on large-cap stocks to owning more stocks of small- and mid-cap companies. As part of this strategy, the Fund substantially increased its position in iShares Russell 2000 Index Fund, with proceeds coming primarily from MainStay MAP Fund. Our shift from value to growth was reflected in reduced holdings of MainStay ICAP Equity Fund and a substantial new position in MainStay Cornerstone Growth Fund.

In the fixed-income portion of the Fund, we shifted assets from MainStay Floating Rate Fund, MainStay High Yield Corporate Bond Fund and Market Vectors Emerging Market Bond Fund into a new position in MainStay Short Duration High Yield Fund. We also established a new position in MainStay High Yield Municipal Bond Fund. We believed that prices in the high-yield municipal market may have overreacted to news of the Detroit bankruptcy filing and financial troubles in Puerto Rico.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

MainStay U.S. Small Cap Fund had the highest total return for the year, followed closely by iShares Russell 2000 Index Fund and MainStay Large Cap Growth Fund. All Underlying Equity Funds in which the Fund invested generated positive total returns, but the lowest came from Underlying Funds that invest overseas: Vanguard FTSE Emerging Markets ETF and MainStay International Equity Fund.

Which Underlying Equity Funds were the strongest positive contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

Contributions reflect the performance of Underlying Funds and the size of the positions held. Large positive contributions can therefore come from significant positions in Underlying Funds that do reasonably well or from smaller positions in Underlying Funds that do exceptionally well.

During the reporting period, the Fund had many of its largest positions in Underlying Funds that performed very well. On that list were MainStay Common Stock Fund, MainStay MAP Fund and MainStay Epoch U.S. All Cap Fund. Since all Underlying Equity Funds had positive returns, those that made marginal contributions tended to have smaller positions. An example is MainStay International Equity Fund. A large position in Vanguard FTSE Emerging Markets ETF also failed to contribute meaningfully to returns.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Yields on U.S. Treasury bonds rose significantly on signs of a strengthening economy and investors’ growing expectation that the Federal Reserve would gradually back away from stimulative monetary policy. At the same time, absolute yields on speculative-grade credit instruments fell, implying a significant compression of the spread6 to U.S. Treasury securities. This occurred against a backdrop of improving corporate financial health and significant net inflows to mutual funds and exchange-traded funds that invest in credit instruments.

Which fixed-income market segments were strong performers and which segments were particularly weak?

Domestic credit markets and short-duration securities were the strongest performers amid signs of economic improvement. For much the same reason, high-grade long-duration bonds provided poor performance as did emerging-market debt.

Which Underlying Fixed-Income Funds were the strongest positive contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

In the fixed-income portion of the Fund, the largest positive contribution came from MainStay Floating Rate Fund, which benefited from a short duration and a speculative portfolio. A smaller holding in MainStay High Yield Corporate Bond Fund was also a strong contributor. Detracting from performance were positions in iShares TIPS Bond ETF and MainStay Indexed Bond Fund.

6.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Retirement 2010 Fund

Portfolio of Investments October 31, 2013

	Shares	Value

Affiliated Investment Companies 89.5%†
Equity Funds 36.8%
MainStay Common Stock Fund Class I	194,182	$3,231,185
MainStay Cornerstone Growth Fund Class I	58,679	1,903,539
MainStay Epoch International Small Cap Fund Class I	35,910	829,887
MainStay Epoch U.S. All Cap Fund Class I	126,481	3,595,864
MainStay ICAP Equity Fund Class I	30,429	1,501,672
MainStay ICAP International Fund Class I	50,888	1,799,916
MainStay ICAP Select Equity Fund Class I	491	23,016
MainStay International Equity Fund Class I	57,205	769,405
MainStay Large Cap Growth Fund Class I	284,258	2,930,701
MainStay MAP Fund Class I	70,171	3,100,166
MainStay S&P 500 Index Fund Class I	61,272	2,522,589

Total Equity Funds (Cost $16,763,483)		22,207,940

Fixed Income Funds 52.7%
MainStay Floating Rate Fund Class I	211,925	2,030,241
MainStay High Yield Corporate Bond Fund Class I	139,157	846,074
MainStay High Yield Municipal Bond Fund Class I	111,446	1,214,757
MainStay Indexed Bond Fund Class I	922,781	10,141,361
MainStay Intermediate Term Bond Fund Class I	1,326,687	14,222,080
MainStay Money Market Fund Class A	1,808,113	1,808,113
MainStay Short Duration High Yield Fund Class I	148,238	1,495,723

Total Fixed Income Funds (Cost $31,771,526)		31,758,349

Total Affiliated Investment Companies (Cost $48,535,009)		53,966,289

	Shares	Value

Unaffiliated Investment Companies 10.3%
Equity Funds 7.9%
iShares Russell 2000 Index ETF	24,490	$2,675,043
Vanguard FTSE Emerging Markets ETF	50,545	2,116,319

Total Equity Funds (Cost $4,365,310)		4,791,362

Fixed Income Funds 2.4%
iShares TIPS Bond ETF	10,889	1,229,695
Market Vectors Emerging Markets Local Currency Bond ETF	8,602	212,985

Total Fixed Income Funds (Cost $1,421,221)		1,442,680

Total Unaffiliated Investment Companies (Cost $5,786,531)		6,234,042

Total Investments (Cost $54,321,540) (a)	99.8%	60,200,331
Other Assets, Less Liabilities	0.2	131,636
Net Assets	100.0%	$60,331,967

†	Percentages indicated are based on Fund net assets.

(a)	As of October 31, 2013, cost is $54,948,822 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$5,408,508
Gross unrealized depreciation	(156,999)

Net unrealized appreciation	$5,251,509

The following abbreviations are used in the above portfolio:

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

TIPS—Treasury Inflation Protected Security

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments October 31, 2013 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$22,207,940	$—	$—	$22,207,940
Fixed Income Funds	31,758,349	—	—	31,758,349

Total Affiliated Investment Companies	53,966,289	—	—	53,966,289

Unaffiliated Investment Companies
Equity Funds	4,791,362	—	—	4,791,362
Fixed Income Funds	1,442,680	—	—	1,442,680

Total Unaffiliated Investment Companies	6,234,042	—	—	6,234,042

Total Investments	$60,200,331	$—	$—	$60,200,331

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2013

Assets
Investment in affiliated investment companies, at value (identified cost $48,535,009)	$53,966,289
Investments in unaffiliated investment companies, at value (identified cost $5,786,531)	6,234,042
Receivables:
Fund shares sold	171,580
Manager (See Note 3)	15,833
Other assets	20,334

Total assets	60,408,078

Liabilities
Payables:
Fund shares redeemed	32,148
Transfer agent (See Note 3)	15,777
Professional fees	8,812
Shareholder communication	8,450
NYLIFE Distributors (See Note 3)	6,002
Custodian	1,368
Trustees	138
Accrued expenses	3,416

Total liabilities	76,111

Net assets	$60,331,967

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$5,594
Additional paid-in capital	51,659,455

51,665,049
Undistributed net investment income	680,933
Accumulated net realized gain (loss) on investments	2,107,194
Net unrealized appreciation (depreciation) on investments	5,878,791

Net assets	$60,331,967

Investor Class
Net assets applicable to outstanding shares	$1,245,462

Shares of beneficial interest outstanding	115,683

Net asset value per share outstanding	$10.77
Maximum sales charge (5.50% of offering price)	0.63

Maximum offering price per share outstanding	$11.40

Class A
Net assets applicable to outstanding shares	$24,907,430

Shares of beneficial interest outstanding	2,319,313

Net asset value per share outstanding	$10.74
Maximum sales charge (5.50% of offering price)	0.63

Maximum offering price per share outstanding	$11.37

Class I
Net assets applicable to outstanding shares	$31,738,624

Shares of beneficial interest outstanding	2,931,903

Net asset value and offering price per share outstanding	$10.83

Class R2
Net assets applicable to outstanding shares	$2,427,716

Shares of beneficial interest outstanding	225,743

Net asset value and offering price per share outstanding	$10.75

Class R3
Net assets applicable to outstanding shares	$12,735

Shares of beneficial interest outstanding	1,187

Net asset value and offering price per share outstanding	$10.73

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Operations for the year ended October 31, 2013

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$1,109,097
Dividend distributions from unaffiliated investment companies	126,041

Total income	1,235,138

Expenses
Transfer agent (See Note 3)	88,122
Registration	68,619
Distribution/Service—Investor Class (See Note 3)	2,783
Distribution/Service—Class A (See Note 3)	37,410
Distribution/Service—Class R2 (See Note 3)	25,552
Distribution/Service—Class R3 (See Note 3)	2,872
Manager (See Note 3)	53,723
Professional fees	27,677
Shareholder communication	16,857
Shareholder service (See Note 3)	10,797
Custodian	8,964
Trustees	1,096
Miscellaneous	6,583

Total expenses before waiver/reimbursement	351,055
Expense waiver/reimbursement from Manager (See Note 3)	(203,426)

Net expenses	147,629

Net investment income (loss)	1,087,509

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	2,286,397
Unaffiliated investment company transactions	(40,250)
Realized capital gain distributions from affiliated investment companies	556,255

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	2,802,402

Net change in unrealized appreciation (depreciation) on investments	2,223,092

Net realized and unrealized gain (loss) on investments	5,025,494

Net increase (decrease) in net assets resulting from operations	$6,113,003

14	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2013 and October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,087,509	$1,328,267
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	2,802,402	1,182,575
Net change in unrealized appreciation (depreciation) on investments	2,223,092	3,161,791

Net increase (decrease) in net assets resulting from operations	6,113,003	5,672,633

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(27,033)	(13,271)
Class A	(171,025)	(147,448)
Class I	(750,878)	(1,032,287)
Class R2	(430,862)	(312,739)
Class R3	(20,542)	(13,876)

	(1,400,340)	(1,519,621)

From net realized gain on investments:
Investor Class	(25,104)	(35,190)
Class A	(155,612)	(370,669)
Class I	(613,760)	(2,423,295)
Class R2	(408,571)	(840,792)
Class R3	(21,516)	(40,444)

	(1,224,563)	(3,710,390)

Total dividends and distributions to shareholders	(2,624,903)	(5,230,011)

Capital share transactions:
Net proceeds from sale of shares	38,802,855	15,977,229
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	2,621,957	5,227,180
Cost of shares redeemed	(38,305,707)	(34,490,741)

Increase (decrease) in net assets derived from capital share transactions	3,119,105	(13,286,332)

Net increase (decrease) in net assets	6,607,205	(12,843,710)

Net Assets
Beginning of year	53,724,762	66,568,472

End of year	$60,331,967	$53,724,762

Undistributed net investment income at end of year	$680,933	$880,742

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Financial Highlights selected per share data and ratios

	Year ended October 31,
Investor Class	2013	2012	2011	2010	2009
Net asset value at beginning of year	$10.13	$10.03	$10.07	$9.15	$7.95

Net investment income (loss) (a)	0.19	0.18	0.21	0.17	0.22
Net realized and unrealized gain (loss) on investments	0.97	0.69	0.13	0.94	1.17

Total from investment operations	1.16	0.87	0.34	1.11	1.39

Less dividends and distributions:
From net investment income	(0.27)	(0.21)	(0.24)	(0.19)	(0.19)
From net realized gain on investments	(0.25)	(0.56)	(0.14)	—	—

Total dividends and distributions	(0.52)	(0.77)	(0.38)	(0.19)	(0.19)

Net asset value at end of year	$10.77	$10.13	$10.03	$10.07	$9.15

Total investment return (b)	12.06%	9.35%	3.44%	12.34%	17.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.81%	1.79%	2.03%	1.82%	2.61%
Net expenses (c)	0.47%	0.47%	0.47%	0.47%	0.38%
Expenses (before waiver/reimbursement) (c)	1.01%	1.11%	1.42%	2.03%	0.89%
Portfolio turnover rate	82%	95%	107%	81%	76%
Net assets at end of year (in 000’s)	$1,245	$977	$601	$468	$163

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class A	2013	2012	2011	2010	2009
Net asset value at beginning of year	$10.10	$10.01	$10.04	$9.12	$7.95

Net investment income (loss) (a)	0.18	0.19	0.22	0.19	0.23
Net realized and unrealized gain (loss) on investments	0.99	0.68	0.14	0.92	1.15

Total from investment operations	1.17	0.87	0.36	1.11	1.38

Less dividends and distributions:
From net investment income	(0.28)	(0.22)	(0.25)	(0.19)	(0.21)
From net realized gain on investments	(0.25)	(0.56)	(0.14)	—	—

Total dividends and distributions	(0.53)	(0.78)	(0.39)	(0.19)	(0.21)

Net asset value at end of year	$10.74	$10.10	$10.01	$10.04	$9.12

Total investment return (b)	12.16%	9.40%	3.54%	12.51%	17.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.78%	1.93%	2.18%	2.01%	2.78%
Net expenses (c)	0.37%	0.37%	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement) (c)	0.75%	0.69%	0.78%	1.00%	1.09%
Portfolio turnover rate	82%	95%	107%	81%	76%
Net assets at end of year (in 000’s)	$24,907	$6,064	$6,358	$6,935	$6,570

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

16	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2013	2012	2011	2010	2009
Net asset value at beginning of year	$10.19	$10.08	$10.11	$9.18	$7.96

Net investment income (loss) (a)	0.22	0.22	0.24	0.22	0.25
Net realized and unrealized gain (loss) on investments	0.98	0.69	0.14	0.92	1.18

Total from investment operations	1.20	0.91	0.38	1.14	1.43

Less dividends and distributions:
From net investment income	(0.31)	(0.24)	(0.27)	(0.21)	(0.21)
From net realized gain on investments	(0.25)	(0.56)	(0.14)	—	—

Total dividends and distributions	(0.56)	(0.80)	(0.41)	(0.21)	(0.21)

Net asset value at end of year	$10.83	$10.19	$10.08	$10.11	$9.18

Total investment return (b)	12.41%	9.72%	3.85%	12.66%	18.38%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.18%	2.25%	2.36%	2.28%	2.98%
Net expenses (c)	0.12%	0.12%	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement) (c)	0.50%	0.44%	0.53%	0.76%	0.84%
Portfolio turnover rate	82%	95%	107%	81%	76%
Net assets at end of year (in 000’s)	$31,739	$29,583	$43,984	$35,009	$33,025

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,				January 8, 2009** through October 31,
Class R2	2013	2012	2011	2010	2009
Net asset value at beginning of period	$10.12	$10.01	$10.05	$9.12	$7.84

Net investment income (loss) (a)	0.21	0.18	0.20	0.18	0.15
Net realized and unrealized gain (loss) on investments	0.94	0.70	0.14	0.93	1.13

Total from investment operations	1.15	0.88	0.34	1.11	1.28

Less dividends and distributions:
From net investment income	(0.27)	(0.21)	(0.24)	(0.18)	—
From net realized gain on investments	(0.25)	(0.56)	(0.14)	—	—

Total dividends and distributions	(0.52)	(0.77)	(0.38)	(0.18)	—

Net asset value at end of period	$10.75	$10.12	$10.01	$10.05	$9.12

Total investment return (b)	11.91%	9.33%	3.53%	12.37%	16.33	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.02%	1.82%	2.04%	1.90%	2.12	%††
Net expenses (e)	0.47%	0.47%	0.47%	0.47%	0.47	%††
Expenses (before waiver/reimbursement) (e)	0.85%	0.79%	0.88%	1.10%	1.18	%††
Portfolio turnover rate	82%	95%	107%	81%	76%
Net assets at end of period (in 000’s)	$2,428	$16,234	$14,890	$1,781	$1,821

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R3	2013	2012	2011	2010	2009
Net asset value at beginning of year	$10.09	$10.00	$10.04	$9.13	$7.93

Net investment income (loss) (a)	0.19	0.15	0.18	0.16	0.20
Net realized and unrealized gain (loss) on investments	0.94	0.69	0.13	0.92	1.17

Total from investment operations	1.13	0.84	0.31	1.08	1.37

Less dividends and distributions:
From net investment income	(0.24)	(0.19)	(0.21)	(0.17)	(0.17)
From net realized gain on investments	(0.25)	(0.56)	(0.14)	—	—

Total dividends and distributions	(0.49)	(0.75)	(0.35)	(0.17)	(0.17)

Net asset value at end of year	$10.73	$10.09	$10.00	$10.04	$9.13

Total investment return (b)	11.76%	9.05%	3.18%	11.99%	17.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.84%	1.55%	1.82%	1.67%	2.47%
Net expenses (c)	0.72%	0.72%	0.72%	0.72%	0.72%
Expenses (before waiver/reimbursement) (c)	1.10%	1.04%	1.13%	1.35%	1.44%
Portfolio turnover rate	82%	95%	107%	81%	76%
Net assets at end of year (in 000’s)	$13	$867	$735	$866	$996

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Retirement 2020 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2013

Class	Sales Charge		One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	9.58 15.96%	10.67 11.93%	3.44 4.37%	1.56 1.56%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	9.78 16.17	10.77 12.03	3.54 4.47	1.35 1.35
Class I Shares	No Sales Charge		16.28	12.29	4.70	1.10
Class R1 Shares[4]	No Sales Charge		16.34	12.20	4.63	1.20
Class R2 Shares[5]	No Sales Charge		15.93	11.92	4.37	1.45
Class R3 Shares[6]	No Sales Charge		15.71	11.64	4.09	1.70

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Class R1 shares were first offered to the public on June 29, 2007, although this class has not yet commenced operations as of October 31, 2013. As a result, the performance for Class R1 shares include the historical performance of Class A shares through October 31, 2013, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for the Class R1 shares would likely have been different.
5.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares would likely have been different.
6.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for the Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	19

Benchmark Performance	One Year	Five Years	Since Inception
S&P 500® Index[7]	27.18%	15.17%	4.76%
MSCI EAFE® Index[8]	26.88	11.99	–0.02
Barclays U.S. Aggregate Bond Index[9]	–1.08	6.09	5.44
Retirement 2020 Composite Index[10]	14.88	11.48	4.12
Average Lipper Mixed-Asset Target 2020 Fund[11]	11.46	11.12	3.03

7.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

9.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.

The Retirement 2020 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. The Fund has selected the Retirement 2020 Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

11.	The average Lipper mixed-asset target 2020 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2016, to December 31, 2020. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

20	MainStay Retirement 2020 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2020 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2013, to October 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2013, to October 31, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/13	Ending Account Value (Based on Actual Returns and Expenses) 10/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,060.40	$2.44	$1,022.80	$2.40

Class A Shares	$1,000.00	$1,061.50	$1.97	$1,023.30	$1.94

Class I Shares	$1,000.00	$1,062.20	$0.62	$1,024.60	$0.61

Class R2 Shares	$1,000.00	$1,060.50	$2.49	$1,022.80	$2.45

Class R3 Shares	$1,000.00	$1,059.60	$3.63	$1,021.70	$3.57

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.47% for Investor Class, 0.38% for Class A, 0.12% for Class I, 0.48% for Class R2 and 0.70% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com	21

Investment Objectives of Underlying Funds as of October 31, 2013 (Unaudited)

See Portfolio of Investments beginning on page 25 for specific holdings within these categories.

22	MainStay Retirement 2020 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2020 Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2013?

Excluding all sales charges, MainStay Retirement 2020 Fund returned 15.96% for Investor Class shares and 16.17% for Class A shares for the 12 months ended October 31, 2013. Over the same period, Class I shares returned 16.28%, Class R1 shares2 returned 16.34%, Class R2 shares returned 15.93%, and Class R3 shares returned 15.71%. For the 12 months ended October 31, 2013, all share classes underperformed the 27.18% return of the S&P 500® Index,3 which is the Fund’s broad-based securities-market index. Over the same period, all share classes underperformed the 26.88% return of the MSCI EAFE® Index,3 which is the secondary benchmark of the Fund. All share classes outperformed the –1.08% return of the Barclays U.S. Aggregate Bond Index3 and the 14.88% return of the Retirement 2020 Composite Index.3 The Barclays U.S. Aggregate Bond Index and the Retirement 2020 Composite Index are additional benchmarks of the Fund. All share classes outperformed the 11.46% return of the average Lipper4 mixed-asset target 2020 fund for the 12 months ended October 31, 2013. See page 19 for Fund returns with applicable sales charges.

Were there any changes to the Fund since the semiannual report?

Effective July 1, 2013, the Fund’s Principal Investment Strategies were modified to adjust the ranges for major asset classes in which the Fund may invest, as applicable after the target retirement date. Please refer to the Prospectus Supplement dated June 17, 2013.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests primarily in mutual funds managed by New York Life Investments, mutual funds managed by an advisor not affiliated with New York Life Investments or exchange traded funds (“ETFs”), if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s substantial allocation to Underlying Funds that invest in fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance. Fixed-income securities generally underperformed equities during the reporting period.

The Fund’s performance, however, was strong in relation to its peers and the Retirement 2020 Composite Index. Much of these positive excess returns were a product of our asset allocation decisions. We maintained a bias favoring stocks over bonds in varying measure over most of the reporting period. This bias contributed substantially to the Fund’s performance. Well-timed preferences for small companies over large companies and growth stocks over value stocks provided positive results. Some of the gains were offset, however, as a result of overweighting emerging-market equities in the international stock portion of the Fund. Within the fixed-income portion of the Fund, exposure to speculative-grade credit instruments was rewarded, while defensive positioning against a potential rise in interest rates helped shield against losses in the high-grade bond portion of the Fund.

Solid performance among many of the Underlying Funds in which the Fund invested also helped strengthen returns. Noteworthy contributors to the Fund’s performance included MainStay Common Stock Fund, MainStay Large Cap Growth Fund and MainStay Epoch U.S. All Cap Fund. (Contributions take weightings and total returns into account.)

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.5 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Fund’s allocations to stocks and bonds varied over the course of the reporting period in response to the changing environment. Within equities, we placed a mild emphasis on two themes. First, our focus shifted from securities of large-cap companies toward securities of smaller companies, which we believed would perform especially well during an uptick in global economic growth. Second, we placed an increasing emphasis on growth over value because we anticipated that the quest for yield that has marked the past couple of years would morph into a quest for growth. Both strategies were modestly profitable during the reporting period.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary, New York Life Investment Management LLC.
2.	See footnote on page 19 for more information on Class R1 shares.
3.	See footnote on page 20 for more information on this index.
4.	See footnote on page 20 for more information on Lipper Inc.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	23

In the fixed-income portion of the Fund, we continued to maintain a shorter duration than the Barclays U.S. Aggregate Bond Index and a tilt that favored corporate bonds over government-backed securities. These preferences have been in place for a couple of years. This positioning reflects our enduring view that corporations have improved the quality of their balance sheets significantly by reducing leverage, accumulating cash and controlling operating costs. We anticipate that corporate default rates may remain quite low for some time, which could make the higher yields available on corporate bonds attractive.

How did the Fund’s allocations change over the course of the reporting period?

The most significant change was a shift from focusing on large-cap stocks to owning more stocks of small- and mid-cap companies. As part of this strategy, the Fund substantially increased its position in iShares Russell 2000 Index Fund, with proceeds coming primarily from MainStay MAP Fund. Our shift from value to growth was reflected in reduced holdings of MainStay ICAP Equity Fund and a substantial new position in MainStay Cornerstone Growth Fund.

In the fixed-income portion of the Fund, we shifted assets from MainStay Floating Rate Fund, MainStay High Yield Corporate Bond Fund and Market Vectors Emerging Market Bond Fund into a new position in MainStay Short Duration High Yield Fund. We also established a new position in MainStay High Yield Municipal Bond Fund. We believed that prices in the high-yield municipal market may have overreacted to news of the Detroit bankruptcy filing and financial troubles in Puerto Rico.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

MainStay U.S. Small Cap Fund had the highest total return for the year, followed closely by iShares Russell 2000 Index Fund and MainStay Large Cap Growth Fund. All Underlying Equity Funds in which the Fund invested generated positive total returns, but the lowest came from Underlying Funds that invest overseas: Vanguard FTSE Emerging Markets ETF and MainStay International Equity Fund.

Which Underlying Equity Funds were the strongest positive contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

Contributions reflect the performance of Underlying Funds and the size of the positions held. Large positive contributions can therefore come from significant positions in Underlying Funds that do reasonably well or from smaller positions in Underlying Funds that do exceptionally well.

During the reporting period, the Fund had many of its largest positions in Underlying Funds that performed very well. On that list were MainStay Common Stock Fund, MainStay MAP Fund and MainStay Large Cap Growth Fund. Since all Underlying Equity Funds had positive returns, those that made marginal contributions tended to have smaller positions. An example is MainStay International Equity Fund. A large position in Vanguard FTSE Emerging Markets ETF also failed to contribute meaningfully to returns.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Yields on U.S. Treasury bonds rose significantly on signs of a strengthening economy and investors’ growing expectation that the Federal Reserve would gradually back away from stimulative monetary policy. At the same time, absolute yields on speculative-grade credit instruments fell, implying a significant compression of the spread6 to U.S. Treasury securities. This occurred against a backdrop of improving corporate financial health and significant net inflows to mutual funds and exchange-traded funds that invest in credit instruments.

Which fixed-income market segments were strong performers and which segments were particularly weak?

Domestic credit markets and short-duration securities were the strongest performers amid signs of economic improvement. For much the same reason, high-grade long-duration bonds provided poor performance as did emerging-market debt.

Which Underlying Fixed-Income Funds were the strongest positive contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

In the fixed-income portion of the Fund, the largest positive contribution came from MainStay Floating Rate Fund, which benefited from a short duration and a speculative portfolio. A smaller holding in MainStay Short Duration High Yield Fund was also a strong contributor. Detracting from performance were positions in iShares TIPS Bond ETF and MainStay Indexed Bond Fund.

6.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

24	MainStay Retirement 2020 Fund

Portfolio of Investments October 31, 2013

	Shares	Value

Affiliated Investment Companies 88.3%†
Equity Funds 52.4%
MainStay Common Stock Fund Class I (a)	516,971	$8,602,399
MainStay Cornerstone Growth Fund Class I	124,172	4,028,128
MainStay Epoch International Small Cap Fund Class I	112,918	2,609,540
MainStay Epoch U.S. All Cap Fund Class I	300,527	8,543,990
MainStay ICAP Equity Fund Class I	109,725	5,414,928
MainStay ICAP International Fund Class I	189,872	6,715,782
MainStay ICAP Select Equity Fund Class I	2,162	101,439
MainStay International Equity Fund Class I	211,402	2,843,364
MainStay Large Cap Growth Fund Class I	792,642	8,172,139
MainStay MAP Fund Class I	207,344	9,160,440
MainStay S&P 500 Index Fund Class I	196,419	8,086,568

Total Equity Funds (Cost $48,574,280)		64,278,717

Fixed Income Funds 35.9%
MainStay Floating Rate Fund Class I	402,716	3,858,016
MainStay High Yield Corporate Bond Fund Class I	11,313	68,781
MainStay High Yield Municipal Bond Fund Class I	226,914	2,473,365
MainStay Indexed Bond Fund Class I	433,620	4,765,480
MainStay Intermediate Term Bond Fund Class I	2,447,950	26,242,026
MainStay Money Market Fund Class A	3,680,315	3,680,315
MainStay Short Duration High Yield Fund Class I	293,782	2,964,258

Total Fixed Income Funds (Cost $44,077,013)		44,052,241

Total Affiliated Investment Companies (Cost $92,651,293)		108,330,958

	Shares	Value

Unaffiliated Investment Companies 11.6%
Equity Funds 10.2%
iShares Russell 2000 Index ETF	65,895	$7,197,711
Vanguard FTSE Emerging Markets ETF	126,105	5,280,016

Total Equity Funds (Cost $11,279,489)		12,477,727

Fixed Income Funds 1.4%
iShares TIPS Bond ETF	14,362	1,621,901
Market Vectors Emerging Markets Local Currency Bond ETF	5,986	148,213

Total Fixed Income Funds (Cost $1,750,465)		1,770,114

Total Unaffiliated Investment Companies (Cost $13,029,954)		14,247,841

Total Investments (Cost $105,681,247) (b)	99.9%	122,578,799
Other Assets, Less Liabilities	0.1	127,042
Net Assets	100.0%	$122,705,841

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	As of October 31, 2013, cost is $106,895,020 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$15,846,069
Gross unrealized depreciation	(162,290)

Net unrealized appreciation	$15,683,779

The following abbreviations are used in the above portfolio:

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

TIPS—Treasury Inflation Protected Security

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Portfolio of Investments October 31, 2013 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$64,278,717	$—	$—	$64,278,717
Fixed Income Funds	44,052,241	—	—	44,052,241

Total Affiliated Investment Companies	108,330,958	—	—	108,330,958

Unaffiliated Investment Companies
Equity Funds	12,477,727	—	—	12,477,727
Fixed Income Funds	1,770,114	—	—	1,770,114

Total Unaffiliated Investment Companies	14,247,841	—	—	14,247,841

Total Investments	$122,578,799	$—	$—	$122,578,799

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

26	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2013

Assets
Investment in affiliated investment companies, at value (identified cost $92,651,293)	$108,330,958
Investments in unaffiliated investment companies, at value (identified cost $13,029,954)	14,247,841
Cash	27,218
Receivables:
Fund shares sold	159,279
Manager (See Note 3)	13,965
Other assets	20,423

Total assets	122,799,684

Liabilities
Payables:
Investment securities purchased	26,660
Transfer agent (See Note 3)	21,962
Shareholder communication	13,217
NYLIFE Distributors (See Note 3)	11,380
Professional fees	9,397
Fund shares redeemed	5,513
Custodian	1,481
Trustees	266
Accrued expenses	3,967

Total liabilities	93,843

Net assets	$122,705,841

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$11,431
Additional paid-in capital	102,141,223

102,152,654
Undistributed net investment income	1,044,670
Accumulated net realized gain (loss) on investments	2,610,965
Net unrealized appreciation (depreciation) on investments	16,897,552

Net assets	$122,705,841

Investor Class
Net assets applicable to outstanding shares	$5,636,821

Shares of beneficial interest outstanding	526,239

Net asset value per share outstanding	$10.71
Maximum sales charge (5.50% of offering price)	0.62

Maximum offering price per share outstanding	$11.33

Class A
Net assets applicable to outstanding shares	$45,057,176

Shares of beneficial interest outstanding	4,212,474

Net asset value per share outstanding	$10.70
Maximum sales charge (5.50% of offering price)	0.62

Maximum offering price per share outstanding	$11.32

Class I
Net assets applicable to outstanding shares	$67,981,497

Shares of beneficial interest outstanding	6,315,348

Net asset value and offering price per share outstanding	$10.76

Class R2
Net assets applicable to outstanding shares	$3,908,087

Shares of beneficial interest outstanding	365,207

Net asset value and offering price per share outstanding	$10.70

Class R3
Net assets applicable to outstanding shares	$122,260

Shares of beneficial interest outstanding	11,469

Net asset value and offering price per share outstanding	$10.66

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Statement of Operations for the year ended October 31, 2013

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$1,863,226
Dividend distributions from unaffiliated investment companies	270,719

Total income	2,133,945

Expenses
Distribution/Service—Investor Class (See Note 3)	11,722
Distribution/Service—Class A (See Note 3)	67,217
Distribution/Service—Class R2 (See Note 3)	39,556
Distribution/Service—Class R3 (See Note 3)	7,308
Transfer agent (See Note 3)	118,993
Manager (See Note 3)	100,809
Registration	69,902
Professional fees	29,579
Shareholder communication	24,870
Shareholder service (See Note 3)	17,284
Custodian	9,600
Trustees	2,080
Miscellaneous	7,899

Total expenses before waiver/reimbursement	506,819
Expense waiver/reimbursement from Manager (See Note 3)	(233,156)

Net expenses	273,663

Net investment income (loss)	1,860,282

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	3,192,694
Unaffiliated investment company transactions	(280,431)
Realized capital gain distributions from affiliated investment companies	934,039

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	3,846,302

Net change in unrealized appreciation (depreciation) on investments	9,242,970

Net realized and unrealized gain (loss) on investments	13,089,272

Net increase (decrease) in net assets resulting from operations	$14,949,554

28	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2013 and October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,860,282	$1,940,582
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	3,846,302	1,578,848
Net change in unrealized appreciation (depreciation) on investments	9,242,970	6,275,535

Net increase (decrease) in net assets resulting from operations	14,949,554	9,794,965

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(93,935)	(52,223)
Class A	(304,833)	(256,478)
Class I	(1,131,918)	(1,273,804)
Class R2	(576,562)	(370,717)
Class R3	(42,842)	(32,901)

	(2,150,090)	(1,986,123)

From net realized gain on investments:
Investor Class	(91,140)	(170,656)
Class A	(287,860)	(788,577)
Class I	(954,459)	(3,598,046)
Class R2	(567,796)	(1,213,383)
Class R3	(47,223)	(119,177)

	(1,948,478)	(5,889,839)

Total dividends and distributions to shareholders	(4,098,568)	(7,875,962)

Capital share transactions:
Net proceeds from sale of shares	66,135,754	25,441,565
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	4,093,039	7,874,674
Cost of shares redeemed	(54,125,938)	(43,775,211)

Increase (decrease) in net assets derived from capital share transactions	16,102,855	(10,458,972)

Net increase (decrease) in net assets	26,953,841	(8,539,969)

Net Assets
Beginning of year	95,752,000	104,291,969

End of year	$122,705,841	$95,752,000

Undistributed net investment income at end of year	$1,044,670	$1,179,111

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Financial Highlights selected per share data and ratios

	Year ended October 31,
Investor Class	2013	2012	2011	2010	2009
Net asset value at beginning of year	$9.67	$9.48	$9.54	$8.56	$7.43

Net investment income (loss) (a)	0.16	0.15	0.16	0.12	0.18
Net realized and unrealized gain (loss) on investments	1.33	0.73	0.12	1.01	1.13

Total from investment operations	1.49	0.88	0.28	1.13	1.31

Less dividends and distributions:
From net investment income	(0.23)	(0.16)	(0.19)	(0.15)	(0.16)
From net realized gain on investments	(0.22)	(0.53)	(0.15)	—	(0.02)

Total dividends and distributions	(0.45)	(0.69)	(0.34)	(0.15)	(0.18)

Net asset value at end of year	$10.71	$9.67	$9.48	$9.54	$8.56

Total investment return (b)	15.96%	10.08%	2.92%	13.33%	17.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.63%	1.62%	1.71%	1.48%	2.31%
Net expenses (c)	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (c)	0.80%	0.81%	0.88%	1.16%	1.31%
Portfolio turnover rate	71%	95%	97%	73%	68%
Net assets at end of year (in 000’s)	$5,637	$3,803	$2,960	$1,926	$915

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class A	2013	2012	2011	2010	2009
Net asset value at beginning of year	$9.65	$9.47	$9.53	$8.54	$7.44

Net investment income (loss) (a)	0.16	0.17	0.18	0.15	0.19
Net realized and unrealized gain (loss) on investments	1.34	0.71	0.11	0.99	1.11

Total from investment operations	1.50	0.88	0.29	1.14	1.30

Less dividends and distributions:
From net investment income	(0.23)	(0.17)	(0.20)	(0.15)	(0.18)
From net realized gain on investments	(0.22)	(0.53)	(0.15)	—	(0.02)

Total dividends and distributions	(0.45)	(0.70)	(0.35)	(0.15)	(0.20)

Net asset value at end of year	$10.70	$9.65	$9.47	$9.53	$8.54

Total investment return (b)	16.17%	10.11%	3.01%	13.55%	17.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.56%	1.82%	1.87%	1.67%	2.48%
Net expenses (c)	0.37%	0.37%	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement) (c)	0.60%	0.60%	0.67%	0.86%	1.01%
Portfolio turnover rate	71%	95%	97%	73%	68%
Net assets at end of year (in 000’s)	$45,057	$12,441	$14,032	$13,421	$11,026

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

30	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2013	2012	2011	2010	2009
Net asset value at beginning of year	$9.72	$9.52	$9.57	$8.58	$7.45

Net investment income (loss) (a)	0.20	0.19	0.20	0.17	0.21
Net realized and unrealized gain (loss) on investments	1.32	0.73	0.12	0.99	1.12

Total from investment operations	1.52	0.92	0.32	1.16	1.33

Less dividends and distributions:
From net investment income	(0.26)	(0.19)	(0.22)	(0.17)	(0.18)
From net realized gain on investments	(0.22)	(0.53)	(0.15)	—	(0.02)

Total dividends and distributions	(0.48)	(0.72)	(0.37)	(0.17)	(0.20)

Net asset value at end of year	$10.76	$9.72	$9.52	$9.57	$8.58

Total investment return (b)	16.28%	10.47%	3.34%	13.69%	18.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.96%	2.05%	2.03%	1.95%	2.73%
Net expenses (c)	0.12%	0.12%	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement) (c)	0.35%	0.35%	0.42%	0.61%	0.76%
Portfolio turnover rate	71%	95%	97%	73%	68%
Net assets at end of year (in 000’s)	$67,981	$52,164	$63,848	$47,125	$42,809

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,				January 8, 2009** through October 31,
Class R2	2013	2012	2011	2010	2009
Net asset value at beginning of period	$9.66	$9.47	$9.52	$8.54	$7.21

Net investment income (loss) (a)	0.20	0.15	0.15	0.14	0.12
Net realized and unrealized gain (loss) on investments	1.28	0.73	0.13	0.98	1.21

Total from investment operations	1.48	0.88	0.28	1.12	1.33

Less dividends and distributions:
From net investment income	(0.22)	(0.16)	(0.18)	(0.14)	—
From net realized gain on investments	(0.22)	(0.53)	(0.15)	—	—

Total dividends and distributions	(0.44)	(0.69)	(0.33)	(0.14)	—

Net asset value at end of period	$10.70	$9.66	$9.47	$9.52	$8.54

Total investment return (b)	15.93%	9.98%	3.08%	13.29%	18.45	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.01%	1.62%	1.61%	1.54%	1.82	%††
Net expenses (e)	0.47%	0.47%	0.47%	0.47%	0.47	%††
Expenses (before waiver/reimbursement) (e)	0.70%	0.70%	0.77%	0.96%	1.09	%††
Portfolio turnover rate	71%	95%	97%	73%	68%
Net assets at end of period (in 000’s)	$3,908	$25,259	$21,392	$1,718	$1,057

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R3	2013	2012	2011	2010	2009
Net asset value at beginning of year	$9.62	$9.45	$9.51	$8.54	$7.42

Net investment income (loss) (a)	0.18	0.13	0.15	0.11	0.17
Net realized and unrealized gain (loss) on investments	1.28	0.72	0.11	0.99	1.12

Total from investment operations	1.46	0.85	0.26	1.10	1.29

Less dividends and distributions:
From net investment income	(0.20)	(0.15)	(0.17)	(0.13)	(0.15)
From net realized gain on investments	(0.22)	(0.53)	(0.15)	—	(0.02)

Total dividends and distributions	(0.42)	(0.68)	(0.32)	(0.13)	(0.17)

Net asset value at end of year	$10.66	$9.62	$9.45	$9.51	$8.54

Total investment return (b)	15.71%	9.71%	2.71%	13.02%	17.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.82%	1.41%	1.52%	1.33%	2.31%
Net expenses (c)	0.72%	0.72%	0.72%	0.72%	0.72%
Expenses (before waiver/reimbursement) (c)	0.96%	0.95%	1.02%	1.21%	1.37%
Portfolio turnover rate	71%	95%	97%	73%	68%
Net assets at end of year (in 000’s)	$122	$2,085	$2,060	$1,915	$1,713

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

32	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Retirement 2030 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from Class to Class based on differences in Class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2013

Class	Sales Charge		One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	14.10 20.74%	11.66 12.93%	3.07 4.00%	1.70 1.70%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	14.30 20.96	11.75 13.02	3.17 4.09	1.41 1.41
Class I Shares	No Sales Charge		21.34	13.33	4.35	1.16
Class R1 Shares[4]	No Sales Charge		21.14	13.19	4.25	1.26
Class R2 Shares[5]	No Sales Charge		20.86	12.90	3.98	1.51
Class R3 Shares[6]	No Sales Charge		20.43	12.63	3.73	1.76

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Class R1 shares were first offered to public on June 29, 2007, although this class of shares has not yet commenced operations as of October 31, 2013. As a result, the performance for Class R1 shares include the historical performance of Class A shares through October 31, 2013, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R1 shares would likely have been different.
5.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares would likely have been different.
6.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	33

Benchmark Performance	One Year	Five Years	Since Inception
S&P 500® Index[7]	27.18%	15.17%	4.76%
MSCI EAFE® Index[8]	26.88	11.99	–0.02
Barclays U.S. Aggregate Bond Index[9]	–1.08	6.09	5.44
Retirement 2030 Composite Index[10]	19.73	12.72	3.95
Average Lipper Mixed-Asset Target 2030 Fund[11]	16.83	12.52	2.86

7.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the Fund’s broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

9.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the
Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.

The Retirement 2030 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. The Fund has selected the Retirement 2030 Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

11.	The average Lipper mixed-asset target 2030 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2026, to December 31, 2030. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

34	MainStay Retirement 2030 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2030 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2013, to October 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2013, to October 31, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/13	Ending Account Value (Based on Actual Returns and Expenses) 10/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,083.50	$2.47	$1,022.80	$2.40

Class A Shares	$1,000.00	$1,084.70	$1.94	$1,023.30	$1.89

Class I Shares	$1,000.00	$1,086.00	$0.68	$1,024.60	$0.66

Class R2 Shares	$1,000.00	$1,083.70	$2.52	$1,022.80	$2.45

Class R3 Shares	$1,000.00	$1,082.60	$3.62	$1,021.70	$3.52

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.47% for Investor Class, 0.37% for Class A, 0.13% for Class I, 0.48% for Class R2 and 0.69% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com	35

Investment Objectives of Underlying Funds as of October 31, 2013 (Unaudited)

See Portfolio of Investments beginning on page 39 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

36	MainStay Retirement 2030 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2030 Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2013?

Excluding all sales charges, MainStay Retirement 2030 Fund returned 20.74% for Investor Class shares and 20.96% for Class A shares for the 12 months ended October 31, 2013. Over the same period, Class I shares returned 21.34%, Class R1 shares2 returned 21.14%, Class R2 shares returned 20.86%, and Class R3 shares returned 20.43%. For the 12 months ended October 31, 2013, all share classes underperformed the 27.18% return of the S&P 500® Index,3 which is the Fund’s broad-based securities-market index. Over the same period, all share classes underperformed the 26.88% return of the MSCI EAFE® Index,3 which is the secondary benchmark of the Fund. All share classes outperformed the –1.08% return of the Barclays U.S. Aggregate Bond Index3 and the 19.73% return of the Retirement 2030 Composite Index.3 The Barclays U.S. Aggregate Bond Index and the Retirement 2030 Composite Index are additional benchmarks of the Fund. All share classes outperformed the 16.83% return of the average Lipper4 mixed-asset target 2030 fund for the 12 months ended October 31, 2013. See page 33 for Fund returns with applicable sales charges.

Were there any changes to the Fund since the semiannual report?

Effective July 1, 2013, the Fund’s Principal Investment Strategies were modified to adjust the ranges for major asset classes in which the Fund may invest, as applicable after the target retirement date. Please refer to the Prospectus Supplement dated June 17, 2013.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests primarily in mutual funds managed by New York Life Investments, mutual funds managed by an advisor not affiliated with New York Life Investments or exchange traded funds (“ETFs”), if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large- cap stocks. These differences—particularly the Fund’s substantial allocation to Underlying Funds that invest in fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance. Fixed-income securities generally underperformed equities during the reporting period.

The Fund’s performance, however, was strong in relation to its peers and the Retirement 2030 Composite Index. Much of these positive excess returns were a product of our asset allocation decisions. We maintained a bias favoring stocks over bonds in varying measure over most of the reporting period. This bias contributed substantially to the Fund’s performance. Well-timed preferences for small companies over large companies and growth stocks over value stocks provided positive results. Some of the gains were offset, however, as a result of overweighting emerging-market equities in the international stock portion of the Fund. Within the fixed-income portion of the Fund, exposure to speculative-grade credit instruments was rewarded, while defensive positioning against a potential rise in interest rates helped shield against losses in the high-grade bond portion of the Fund.

Solid performance among many of the Underlying Funds in which the Fund invested also helped strengthen returns. Noteworthy contributors to the Fund’s performance included MainStay Common Stock Fund, MainStay Large Cap Growth Fund and MainStay Epoch U.S. All Cap Fund. (Contributions take weightings and total returns into account.)

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.5 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Fund’s allocations to stocks and bonds varied over the course of the reporting period in response to the changing environment. Within equities, we placed a mild emphasis on two themes. First, our focus shifted from large-cap companies toward securities of smaller companies, which we believed would perform especially well during an uptick in global economic growth. Second, we placed an increasing emphasis on growth over value because we anticipated that the quest for yield that has marked the past couple of years would morph into a quest for growth. Both strategies were modestly profitable during the reporting period.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary, New York Life Investment Management LLC.
2.	See footnote on page 33 for more information on Class R1 shares.
3.	See footnote on page 34 for more information on this index.
4.	See footnote on page 34 for more information on Lipper Inc.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	37

In the fixed-income portion of the Fund, we continued to maintain a shorter duration than the Barclays U.S. Aggregate Bond Index and a tilt that favored corporate bonds over government-backed securities. These preferences have been in place for a couple of years. This positioning reflects our enduring view that corporations have improved the quality of their balance sheets significantly by reducing leverage, accumulating cash and controlling operating costs. We anticipate that corporate default rates may remain quite low for some time, which could make the higher yields available on corporate bonds attractive.

How did the Fund’s allocations change over the course of the reporting period?

The most significant change was a shift from focusing on large-cap stocks to owning more stocks of small- and mid-cap companies. As part of this strategy, the Fund substantially increased its position in iShares Russell 2000 Index Fund, with proceeds coming primarily from MainStay MAP Fund. Our shift from value to growth was reflected in reduced holdings of MainStay ICAP Equity Fund and a substantial new position in MainStay Cornerstone Growth Fund.

In the fixed-income portion of the Fund, we shifted assets from MainStay Floating Rate Fund, MainStay High Yield Corporate Bond Fund and Market Vectors Emerging Market Bond Fund into a new position in MainStay Short Duration High Yield Fund. We also established a new position in MainStay High Yield Municipal Bond Fund. We believed that prices in the high-yield municipal market may have overreacted to news of the Detroit bankruptcy filing and financial troubles in Puerto Rico.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

MainStay U.S. Small Cap Fund had the highest total return for the year, followed closely by iShares Russell 2000 Index Fund and MainStay Large Cap Growth Fund. All Underlying Equity Funds in which the Fund invested generated positive total returns, but the lowest came from Underlying Funds that invest overseas: Vanguard FTSE Emerging Markets ETF and MainStay International Equity Fund.

Which Underlying Equity Funds were the strongest positive contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

Contributions reflect the performance of Underlying Funds and the size of the positions held. Large positive contributions can therefore come from significant positions in Underlying Funds that do reasonably well or from smaller positions in Underlying Funds that do exceptionally well.

During the reporting period, the Fund had many of its largest positions in Underlying Funds that performed very well. On that list were MainStay Common Stock Fund, MainStay MAP Fund and MainStay Large Cap Growth Fund. Since all Underlying Equity Funds had positive returns, those that made marginal contributions tended to have smaller positions. An example is MainStay International Equity Fund. A large position in Vanguard FTSE Emerging Markets ETF also failed to contribute meaningfully to returns.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Yields on U.S. Treasury bonds rose significantly on signs of a strengthening economy and investors’ growing expectation that the Federal Reserve would gradually back away from stimulative monetary policy. At the same time, absolute yields on speculative-grade credit instruments fell, implying a significant compression of the spread6 to U.S. Treasury securities. This occurred against a backdrop of improving corporate financial health and significant net inflows to mutual funds and exchange-traded funds that invest in credit instruments.

Which fixed-income market segments were strong performers and which segments were particularly weak?

Domestic credit markets and short-duration securities were the strongest performers amid signs of economic improvement. For much the same reason, high-grade long-duration bonds provided poor performance as did emerging-market debt.

Which Underlying Fixed-Income Funds were the strongest positive contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

In the fixed-income portion of the Fund, the largest positive contribution came from MainStay Floating Rate Fund, which benefited from a short duration and a speculative portfolio. A smaller holding in MainStay Short Duration High Yield Fund was also a strong contributor. Detracting from performance were positions in Market Vectors Emerging Market Bond Fund and MainStay Intermediate Term Bond Fund.

6.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

38	MainStay Retirement 2030 Fund

Portfolio of Investments October 31, 2013

	Shares	Value

Affiliated Investment Companies 87.0%†
Equity Funds 66.8%
MainStay Common Stock Fund Class I (a)	799,451	$13,302,870
MainStay Cornerstone Growth Fund Class I	181,592	5,890,834
MainStay Epoch International Small Cap Fund Class I	179,156	4,140,297
MainStay Epoch U.S. All Cap Fund Class I	437,567	12,440,015
MainStay ICAP Equity Fund Class I	164,690	8,127,465
MainStay ICAP International Fund Class I	319,833	11,312,491
MainStay ICAP Select Equity Fund Class I	3,834	179,869
MainStay International Equity Fund Class I	355,995	4,788,137
MainStay Large Cap Growth Fund Class I	1,158,759	11,946,803
MainStay MAP Fund Class I	322,438	14,245,308
MainStay S&P 500 Index Fund Class I	290,313	11,952,191

Total Equity Funds (Cost $73,907,233)		98,326,280

Fixed Income Funds 20.2%
MainStay Floating Rate Fund Class I	545,158	5,222,611
MainStay High Yield Municipal Bond Fund Class I	272,877	2,974,356
MainStay Intermediate Term Bond Fund Class I	1,321,956	14,171,365
MainStay Money Market Fund Class A	4,434,905	4,434,905
MainStay Short Duration High Yield Fund Class I	290,112	2,927,226

Total Fixed Income Funds (Cost $29,636,046)		29,730,463

Total Affiliated Investment Companies (Cost $103,543,279)		128,056,743

	Shares	Value

Unaffiliated Investment Companies 13.0%
Equity Funds 12.5%
iShares Russell 2000 Index ETF	101,698	$11,108,473
Vanguard FTSE Emerging Markets ETF	176,284	7,381,011

Total Equity Funds (Cost $15,877,521)		18,489,484

Fixed Income Fund 0.5%
Market Vectors Emerging Markets Local Currency Bond ETF	30,308	750,426

Total Fixed Income Fund (Cost $759,672)		750,426

Total Unaffiliated Investment Companies (Cost $16,637,193)		19,239,910

Total Investments (Cost $120,180,472) (b)	100.0%	147,296,653
Other Assets, Less Liabilities	(0.0)‡	(54,344)
Net Assets	100.0%	$147,242,309

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	As of October 31, 2013, cost is $122,524,296 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$24,858,157
Gross unrealized depreciation	(85,800)

Net unrealized appreciation	$24,772,357

The following abbreviation is used in the above portfolio:

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	39

Portfolio of Investments October 31, 2013 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$98,326,280	$—	$—	$98,326,280
Fixed Income Funds	29,730,463	—	—	29,730,463

Total Affiliated Investment Companies	128,056,743	—	—	128,056,743

Unaffiliated Investment Companies
Equity Funds	18,489,484	—	—	18,489,484
Fixed Income Fund	750,426	—	—	750,426

Total Unaffiliated Investment Companies	19,239,910	—	—	19,239,910

Total Investments	$147,296,653	$—	$—	$147,296,653

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

40	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2013

Assets
Investment in affiliated investment companies, at value (identified cost $103,543,279)	$128,056,743
Investments in unaffiliated investment companies, at value (identified cost $16,637,193)	19,239,910
Cash	87,715
Receivables:
Fund shares sold	143,467
Manager (See Note 3)	12,731
Other assets	21,086

Total assets	147,561,652

Liabilities
Payables:
Fund shares redeemed	159,477
Investment securities purchased	85,880
Transfer agent (See Note 3)	30,871
Shareholder communication	17,446
NYLIFE Distributors (See Note 3)	10,191
Professional fees	9,570
Custodian	1,421
Trustees	315
Accrued expenses	4,172

Total liabilities	319,343

Net assets	$147,242,309

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$13,767
Additional paid-in capital	116,999,511

117,013,278
Undistributed net investment income	871,378
Accumulated net realized gain (loss) on investments	2,241,472
Net unrealized appreciation (depreciation) on investments	27,116,181

Net assets	$147,242,309

Investor Class
Net assets applicable to outstanding shares	$7,019,529

Shares of beneficial interest outstanding	659,561

Net asset value per share outstanding	$10.64
Maximum sales charge (5.50% of offering price)	0.62

Maximum offering price per share outstanding	$11.26

Class A
Net assets applicable to outstanding shares	$36,051,012

Shares of beneficial interest outstanding	3,391,338

Net asset value per share outstanding	$10.63
Maximum sales charge (5.50% of offering price)	0.62

Maximum offering price per share outstanding	$11.25

Class I
Net assets applicable to outstanding shares	$98,357,148

Shares of beneficial interest outstanding	9,168,712

Net asset value and offering price per share outstanding	$10.73

Class R2
Net assets applicable to outstanding shares	$5,691,284

Shares of beneficial interest outstanding	536,029

Net asset value and offering price per share outstanding	$10.62

Class R3
Net assets applicable to outstanding shares	$123,336

Shares of beneficial interest outstanding	11,610

Net asset value and offering price per share outstanding	$10.62

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	41

Statement of Operations for the year ended October 31, 2013

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$1,937,740
Dividend distributions from unaffiliated investment companies	425,232

Total income	2,362,972

Expenses
Transfer agent (See Note 3)	182,560
Distribution/Service—Investor Class (See Note 3)	14,284
Distribution/Service—Class A (See Note 3)	55,958
Distribution/Service—Class R2 (See Note 3)	32,112
Distribution/Service—Class R3 (See Note 3)	23,601
Manager (See Note 3)	125,834
Registration	69,922
Shareholder communication	31,044
Professional fees	30,518
Shareholder service (See Note 3)	17,565
Custodian	8,707
Trustees	2,587
Miscellaneous	8,588

Total expenses before waiver/reimbursement	603,280
Expense waiver/reimbursement from Manager (See Note 3)	(297,191)

Net expenses	306,089

Net investment income (loss)	2,056,883

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	3,970,367
Unaffiliated investment company transactions	(525,512)
Realized capital gain distributions from affiliated investment companies	1,163,799

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	4,608,654

Net change in unrealized appreciation (depreciation) on investments	16,961,719

Net realized and unrealized gain (loss) on investments	21,570,373

Net increase (decrease) in net assets resulting from operations	$23,627,256

42	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2013 and October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,056,883	$2,171,231
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	4,608,654	207,813
Net change in unrealized appreciation (depreciation) on investments	16,961,719	10,870,200

Net increase (decrease) in net assets resulting from operations	23,627,256	13,249,244

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(95,143)	(37,649)
Class A	(252,300)	(192,901)
Class I	(1,595,374)	(1,656,570)
Class R2	(358,338)	(201,066)
Class R3	(114,083)	(68,101)

	(2,415,238)	(2,156,287)

From net realized gain on investments:
Investor Class	(72,927)	(203,972)
Class A	(189,164)	(964,934)
Class I	(1,048,849)	(7,280,971)
Class R2	(282,263)	(1,104,637)
Class R3	(102,563)	(432,560)

	(1,695,766)	(9,987,074)

Total dividends and distributions to shareholders	(4,111,004)	(12,143,361)

Capital share transactions:
Net proceeds from sale of shares	59,233,784	33,159,608
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	4,107,670	12,140,972
Cost of shares redeemed	(57,282,889)	(66,727,207)

Increase (decrease) in net assets derived from capital share transactions	6,058,565	(21,426,627)

Net increase (decrease) in net assets	25,574,817	(20,320,744)

Net Assets
Beginning of year	121,667,492	141,988,236

End of year	$147,242,309	$121,667,492

Undistributed net investment income at end of year	$871,378	$1,091,374

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	43

Financial Highlights selected per share data and ratios

	Year ended October 31,
Investor Class	2013	2012	2011	2010	2009
Net asset value at beginning of year	$9.13	$9.03	$8.99	$7.97	$6.92

Net investment income (loss) (a)	0.13	0.11	0.12	0.09	0.12
Net realized and unrealized gain (loss) on investments	1.70	0.74	0.10	1.04	1.07

Total from investment operations	1.83	0.85	0.22	1.13	1.19

Less dividends and distributions:
From net investment income	(0.18)	(0.12)	(0.13)	(0.11)	(0.13)
From net realized gain on investments	(0.14)	(0.63)	(0.05)	—	(0.01)

Total dividends and distributions	(0.32)	(0.75)	(0.18)	(0.11)	(0.14)

Net asset value at end of year	$10.64	$9.13	$9.03	$8.99	$7.97

Total investment return (b)	20.74%	10.37%	2.46%	14.30%	17.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.35%	1.20%	1.33%	1.05%	1.75%
Net expenses (c)	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (c)	0.83%	0.90%	0.98%	1.34%	1.70%
Portfolio turnover rate	72%	101%	104%	60%	71%
Net assets at end of year (in 000’s)	$7,020	$4,447	$2,768	$1,785	$606

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class A	2013	2012	2011	2010	2009
Net asset value at beginning of year	$9.11	$9.01	$8.97	$7.95	$6.92

Net investment income (loss) (a)	0.12	0.13	0.14	0.10	0.15
Net realized and unrealized gain (loss) on investments	1.73	0.73	0.09	1.04	1.05

Total from investment operations	1.85	0.86	0.23	1.14	1.20

Less dividends and distributions:
From net investment income	(0.19)	(0.13)	(0.14)	(0.12)	(0.16)
From net realized gain on investments	(0.14)	(0.63)	(0.05)	—	(0.01)

Total dividends and distributions	(0.33)	(0.76)	(0.19)	(0.12)	(0.17)

Net asset value at end of year	$10.63	$9.11	$9.01	$8.97	$7.95

Total investment return (b)	20.96%	10.50%	2.55%	14.40%	17.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.26%	1.49%	1.52%	1.25%	2.14%
Net expenses (c)	0.37%	0.37%	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement) (c)	0.61%	0.61%	0.65%	0.89%	1.01%
Portfolio turnover rate	72%	101%	104%	60%	71%
Net assets at end of year (in 000’s)	$36,051	$11,725	$13,573	$12,733	$10,314

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

44	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2013	2012	2011	2010	2009
Net asset value at beginning of year	$9.19	$9.08	$9.04	$8.00	$6.94

Net investment income (loss) (a)	0.17	0.15	0.15	0.13	0.17
Net realized and unrealized gain (loss) on investments	1.73	0.73	0.10	1.04	1.04

Total from investment operations	1.90	0.88	0.25	1.17	1.21

Less dividends and distributions:
From net investment income	(0.22)	(0.14)	(0.16)	(0.13)	(0.14)
From net realized gain on investments	(0.14)	(0.63)	(0.05)	—	(0.01)

Total dividends and distributions	(0.36)	(0.77)	(0.21)	(0.13)	(0.15)

Net asset value at end of year	$10.73	$9.19	$9.08	$9.04	$8.00

Total investment return (b)	21.34%	10.64%	2.85%	14.77%	17.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.73%	1.73%	1.58%	1.52%	2.37%
Net expenses (c)	0.12%	0.12%	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement) (c)	0.36%	0.36%	0.40%	0.64%	0.76%
Portfolio turnover rate	72%	101%	104%	60%	71%
Net assets at end of year (in 000’s)	$98,357	$80,756	$104,015	$63,817	$50,513

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,				January 8, 2009** through October 31,
Class R2	2013	2012	2011	2010	2009
Net asset value at beginning of period	$9.10	$9.00	$8.96	$7.94	$6.64

Net investment income (loss) (a)	0.17	0.11	0.11	0.09	0.08
Net realized and unrealized gain (loss) on investments	1.67	0.74	0.11	1.03	1.22

Total from investment operations	1.84	0.85	0.22	1.12	1.30

Less dividends and distributions:
From net investment income	(0.18)	(0.12)	(0.13)	(0.10)	—
From net realized gain on investments	(0.14)	(0.63)	(0.05)	—	—

Total dividends and distributions	(0.32)	(0.75)	(0.18)	(0.10)	—

Net asset value at end of period	$10.62	$9.10	$9.00	$8.96	$7.94

Total investment return (b)	20.86%	10.36%	2.45%	14.27%	19.58	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.80%	1.27%	1.22%	1.10%	1.34	%††
Net expenses (e)	0.47%	0.47%	0.47%	0.47%	0.47	%††
Expenses (before waiver/reimbursement) (e)	0.71%	0.71%	0.75%	0.99%	1.10	%††
Portfolio turnover rate	72%	101%	104%	60%	71%
Net assets at end of period (in 000’s)	$5,691	$18,161	$15,517	$2,907	$1,540

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	45

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R3	2013	2012	2011	2010	2009
Net asset value at beginning of year	$9.10	$9.01	$8.97	$7.96	$6.92

Net investment income (loss) (a)	0.16	0.09	0.11	0.08	0.14
Net realized and unrealized gain (loss) on investments	1.66	0.73	0.09	1.02	1.03

Total from investment operations	1.82	0.82	0.20	1.10	1.17

Less dividends and distributions:
From net investment income	(0.16)	(0.10)	(0.11)	(0.09)	(0.12)
From net realized gain on investments	(0.14)	(0.63)	(0.05)	—	(0.01)

Total dividends and distributions	(0.30)	(0.73)	(0.16)	(0.09)	(0.13)

Net asset value at end of year	$10.62	$9.10	$9.01	$8.97	$7.96

Total investment return (b)	20.43%	10.15%	2.23%	13.97%	17.28%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.67%	1.05%	1.18%	0.91%	1.98%
Net expenses (c)	0.72%	0.72%	0.72%	0.72%	0.72%
Expenses (before waiver/reimbursement) (c)	0.96%	0.96%	1.00%	1.24%	1.36%
Portfolio turnover rate	72%	101%	104%	60%	71%
Net assets at end of year (in 000’s)	$123	$6,579	$6,115	$5,946	$4,901

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

46	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Retirement 2040 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2013

Class	Sales Charge		One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	16.94 23.75%	12.16 13.44%	2.95 3.87%	1.81 1.81%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	17.08 23.90	12.24 13.52	3.03 3.95	1.55 1.55
Class I Shares	No Sales Charge		24.12	13.80	4.20	1.30
Class R1 Shares[4]	No Sales Charge		24.09	13.69	4.11	1.40
Class R2 Shares[5]	No Sales Charge		23.71	13.44	3.87	1.65
Class R3 Shares[6]	No Sales Charge		23.39	13.14	3.58	1.90

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Class R1 shares were first offered the public on June 29, 2007, although this class of shares has not yet commenced operations as of October 31, 2013. As a result, the performance for Class R1 shares include the historical performance of Class A shares through October 31, 2013, adjusted differences in certain expenses and fees. Unadjusted, the performance shown for Class R1 would likely have been different.
5.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares would likely have been different.
6.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	47

Benchmark Performance	One Year	Five Years	Since Inception
S&P 500® Index[7]	27.18%	15.17%	4.76%
MSCI EAFE® Index[8]	26.88	11.99	–0.02
Barclays U.S. Aggregate Bond Index[9]	–1.08	6.09	5.44
Retirement 2040 Composite Index[10]	22.83	13.47	3.96
Average Lipper Mixed-Asset Target 2040 Fund[11]	19.72	13.22	2.84

7.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the Fund’s broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

9.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.

The Retirement 2040 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. The Fund has selected the Retirement 2040 Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

11.	The average Lipper mixed-asset target 2040 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2036, to December 31, 2040. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

48	MainStay Retirement 2040 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2040 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2013, to October 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2013, to October 31, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/13	Ending Account Value (Based on Actual Returns and Expenses) 10/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,096.80	$2.48	$1,022.80	$2.40

Class A Shares	$1,000.00	$1,098.30	$1.96	$1,023.30	$1.89

Class I Shares	$1,000.00	$1,099.50	$0.69	$1,024.60	$0.66

Class R2 Shares	$1,000.00	$1,096.90	$2.48	$1,022.80	$2.40

Class R3 Shares	$1,000.00	$1,096.20	$3.65	$1,021.70	$3.52

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.47% for Investor Class, 0.37% for Class A, 0.13% for Class I, 0.47% for Class R2 and 0.69% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com	49

Investment Objectives of Underlying Funds as of October 31, 2013 (Unaudited)

See Portfolio of Investments beginning on page 53 for specific holdings within these categories.

50	MainStay Retirement 2040 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2040 Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2013?

Excluding all sales charges, MainStay Retirement 2040 Fund returned 23.75% for Investor Class shares and 23.90% for Class A shares for the 12 months ended October 31, 2013. Over the same period, Class I shares returned 24.12%, Class R1 shares2 returned 24.09%, Class R2 shares returned 23.71%, and Class R3 shares returned 23.39%. For the 12 months ended October 31, 2013, all share classes underperformed the 27.18% return of the S&P 500® Index,3 which is the Fund’s broad-based securities-market index. Over the same period, all share classes underperformed the 26.88% return of the MSCI EAFE® Index,3 which is the secondary benchmark of the Fund. All share classes outperformed the –1.08% return of the Barclays U.S. Aggregate Bond Index3 and the 22.83% return of the Retirement 2040 Composite Index.3 The Barclays U.S. Aggregate Bond Index and the Retirement 2040 Composite Index are additional benchmarks of the Fund. All share classes outperformed the 19.72% return of the average Lipper4 mixed-asset target 2040 fund for the 12 months ended October 31, 2013. See page 47 for Fund returns with applicable sales charges.

Were there any changes to the Fund since the semiannual report?

Effective July 1, 2013, the Fund’s Principal Investment Strategies were modified to adjust the ranges for major asset classes in which the Fund may invest, as applicable after the target retirement date. Please refer to the Prospectus Supplement dated June 17, 2013.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests primarily in mutual funds managed by New York Life Investments, mutual funds managed by an advisor not affiliated with New York Life Investments or exchange traded funds (“ETFs”), if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s substantial allocation to Underlying Funds that invest in fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance. Fixed-income securities generally underperformed equities during the reporting period.

The Fund’s performance, however, was strong in relation to its peers and the Retirement 2040 Composite Index. Much of these positive excess returns were a product of our asset allocation decisions. We maintained a bias favoring stocks over bonds in varying measure over most of the reporting period. This bias contributed substantially to the Fund’s performance. Well-timed preferences for small companies over large companies and growth stocks over value stocks provided positive results. Some of the gains were offset, however, as a result of overweighting emerging-market equities in the international stock portion of the Fund. Within the fixed-income portion of the Fund, exposure to speculative-grade credit instruments was rewarded, while defensive positioning against a potential rise in interest rates helped shield against losses in the high-grade bond portion of the Fund.

Solid performance among many of the Underlying Funds in which the Fund invested also helped strengthen returns. Noteworthy contributors to the Fund’s performance included MainStay Common Stock Fund, MainStay Large Cap Growth Fund, and MainStay Epoch U.S. All Cap Fund. (Contributions take weightings and total returns into account.)

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.5 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Fund’s allocations to stocks and bonds varied over the course of the reporting period in response to the changing environment. Within equities, we placed a mild emphasis on two themes. First, our focus shifted from securities of large-cap companies toward securities of smaller companies, which we believed would perform especially well during an uptick in global economic growth. Second, we placed an increasing emphasis on growth over value because we anticipated that the quest for yield that has marked the past couple of years would morph into a quest for growth. Both strategies were modestly profitable during the reporting period.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary, New York Life Investment Management LLC.
2.	See footnote on page 47 for more information on Class R1 shares.
3.	See footnote on page 48 for more information on this index.
4.	See footnote on page 48 for more information on Lipper Inc.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	51

In the fixed-income portion of the Fund, we continued to maintain a shorter duration than the Barclays U.S. Aggregate Bond Index and a tilt that favored corporate bonds over government-backed securities. These preferences have been in place for a couple of years. This positioning reflects our enduring view that corporations have improved the quality of their balance sheets significantly by reducing leverage, accumulating cash and controlling operating costs. We anticipate that corporate default rates may remain quite low for some time, which could make the higher yields available on corporate bonds attractive.

How did the Fund’s allocations change over the course of the reporting period?

The most significant change was a shift from focusing on large-cap stocks to owning more stocks of small- and mid-cap companies. As part of this strategy, the Fund substantially increased its position in iShares Russell 2000 Index Fund, with proceeds coming primarily from MainStay MAP Fund. Our shift from value to growth was reflected in a substantial new position in MainStay Cornerstone Growth Fund.

In the fixed-income portion of the Fund, we shifted assets from MainStay Floating Rate Fund, Market Vectors Emerging Market Bond Fund, and MainStay Intermediate Term Bond Fund into a new position in MainStay Short Duration High Yield Fund. We also established a new position in MainStay High Yield Municipal Bond Fund. We believed that prices in the high-yield municipal market may have overreacted to news of the Detroit bankruptcy filing and financial troubles in Puerto Rico.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

MainStay U.S. Small Cap Fund had the highest total return for the year, followed closely by iShares Russell 2000 Index Fund and MainStay Large Cap Growth Fund. All Underlying Equity Funds in which the Fund invested generated positive total returns, but the lowest came from Underlying Funds that invest overseas: Vanguard FTSE Emerging Markets ETF and MainStay International Equity Fund.

Which Underlying Equity Funds were the strongest positive contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

Contributions reflect the performance of Underlying Funds and the size of the positions held. Large positive contributions can therefore come from significant positions in Underlying Funds that do reasonably well or from smaller positions in Underlying Funds that do exceptionally well.

During the reporting period, the Fund had many of its largest positions in Underlying Funds that performed very well. On that list were MainStay Common Stock Fund, MainStay MAP Fund and MainStay Epoch U.S. All Cap Fund. Since all Underlying Equity Funds had positive returns, those that made marginal contributions tended to have smaller positions. An example is MainStay International Equity Fund. A large position in Vanguard FTSE Emerging Markets ETF also failed to contribute meaningfully to returns.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Yields on U.S. Treasury bonds rose significantly on signs of a strengthening economy and investors’ growing expectation that the Federal Reserve would gradually back away from stimulative monetary policy. At the same time, absolute yields on speculative-grade credit instruments fell, implying a significant compression of the spread6 to U.S. Treasury securities. This occurred against a backdrop of improving corporate financial health and significant net inflows to mutual funds and exchange-traded funds that invest in credit instruments.

Which fixed-income market segments were strong performers and which segments were particularly weak?

Domestic credit markets and short-duration securities were the strongest performers amid signs of economic improvement. For much the same reason, high-grade long-duration bonds provided poor performance as did emerging-market debt.

Which Underlying Fixed-Income Funds were the strongest positive contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

In the fixed-income portion of the Fund, the largest positive contribution came from MainStay Floating Rate Fund, which benefited from a short duration and a speculative portfolio. A smaller holding in MainStay High Yield Corporate Bond Fund was also a strong contributor. Detracting from performance were positions in Market Vectors Emerging Market Bond Fund and MainStay Intermediate Term Bond Fund.

6.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

52	MainStay Retirement 2040 Fund

Portfolio of Investments October 31, 2013

	Shares	Value

Affiliated Investment Companies 84.9%†
Equity Funds 74.6%
MainStay Common Stock Fund Class I (a)	678,076	$11,283,182
MainStay Cornerstone Growth Fund Class I	164,425	5,333,942
MainStay Epoch International Small Cap Fund Class I	141,106	3,260,958
MainStay Epoch U.S. All Cap Fund Class I	365,962	10,404,306
MainStay ICAP Equity Fund Class I	116,154	5,732,191
MainStay ICAP International Fund Class I	258,864	9,156,013
MainStay ICAP Select Equity Fund Class I	5,270	247,287
MainStay International Equity Fund Class I	289,364	3,891,941
MainStay Large Cap Growth Fund Class I	668,064	6,887,737
MainStay MAP Fund Class I	264,509	11,686,025
MainStay S&P 500 Index Fund Class I	185,575	7,640,132

Total Equity Funds (Cost $57,773,924)		75,523,714

Fixed Income Funds 10.3%
MainStay Floating Rate Fund Class I	309,847	2,968,333
MainStay High Yield Municipal Bond Fund Class I	186,722	2,035,269
MainStay Intermediate Term Bond Fund Class I	183,404	1,966,093
MainStay Money Market Fund Class A	3,041,007	3,041,007
MainStay Short Duration High Yield Fund Class I	34,136	344,430

Total Fixed Income Funds (Cost $10,269,852)		10,355,132

Total Affiliated Investment Companies (Cost $68,043,776)		85,878,846

	Shares	Value

Unaffiliated Investment Companies 15.0%
Equity Funds 15.0%
iShares Russell 2000 Index ETF	88,112	$9,624,474
Vanguard FTSE Emerging Markets ETF	133,172	5,575,912

Total Unaffiliated Investment Companies (Cost $12,314,974)		15,200,386

Total Investments (Cost $80,358,750) (b)	99.9%	101,079,232
Other Assets, Less Liabilities	0.1	122,653
Net Assets	100.0%	$101,201,885

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	As of October 31, 2013, cost is $82,032,115 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$19,047,117
Gross unrealized depreciation	—

Net unrealized appreciation	$19,047,117

The following abbreviation is used in the above portfolio:

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	53

Portfolio of Investments October 31, 2013 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$75,523,714	$—	$—	$75,523,714
Fixed Income Funds	10,355,132	—	—	10,355,132

Total Affiliated Investment Companies	85,878,846	—	—	85,878,846

Unaffiliated Investment Companies
Equity Funds	15,200,386	—	—	15,200,386

Total Investments	$101,079,232	$—	$—	$101,079,232

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

54	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2013

Assets
Investment in affiliated investment companies, at value (identified cost $68,043,776)	$85,878,846
Investments in unaffiliated investment companies, at value (identified cost $12,314,974)	15,200,386
Receivables:
Fund shares sold	153,381
Manager (See Note 3)	15,553
Other assets	20,680

Total assets	101,268,846

Liabilities
Payables:
Transfer agent (See Note 3)	31,265
Shareholder communication	10,372
Professional fees	9,157
NYLIFE Distributors (See Note 3)	6,863
Fund shares redeemed	3,760
Custodian	1,588
Trustees	215
Accrued expenses	3,741

Total liabilities	66,961

Net assets	$101,201,885

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$9,367
Additional paid-in capital	79,107,043

79,116,410
Undistributed net investment income	361,663
Accumulated net realized gain (loss) on investments	1,003,330
Net unrealized appreciation (depreciation) on investments	20,720,482

Net assets	$101,201,885

Investor Class
Net assets applicable to outstanding shares	$6,147,988

Shares of beneficial interest outstanding	571,127

Net asset value per share outstanding	$10.76
Maximum sales charge (5.50% of offering price)	0.63

Maximum offering price per share outstanding	$11.39

Class A
Net assets applicable to outstanding shares	$20,158,482

Shares of beneficial interest outstanding	1,879,179

Net asset value per share outstanding	$10.73
Maximum sales charge (5.50% of offering price)	0.62

Maximum offering price per share outstanding	$11.35

Class I
Net assets applicable to outstanding shares	$68,474,659

Shares of beneficial interest outstanding	6,319,827

Net asset value and offering price per share outstanding	$10.83

Class R2
Net assets applicable to outstanding shares	$6,385,999

Shares of beneficial interest outstanding	593,941

Net asset value and offering price per share outstanding	$10.75

Class R3
Net assets applicable to outstanding shares	$34,757

Shares of beneficial interest outstanding	3,245

Net asset value and offering price per share outstanding	$10.71

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	55

Statement of Operations for the year ended October 31, 2013

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$1,100,994
Dividend distributions from unaffiliated investment companies	342,842

Total income	1,443,836

Expenses
Transfer agent (See Note 3)	188,762
Distribution/Service—Investor Class (See Note 3)	12,070
Distribution/Service—Class A (See Note 3)	31,580
Distribution/Service—Class R2 (See Note 3)	23,815
Distribution/Service—Class R3 (See Note 3)	20,452
Manager (See Note 3)	86,693
Registration	69,280
Professional fees	28,969
Shareholder communication	21,187
Shareholder service (See Note 3)	13,616
Custodian	9,015
Trustees	1,797
Miscellaneous	7,446

Total expenses before waiver/reimbursement	514,682
Expense waiver/reimbursement from Manager (See Note 3)	(300,331)

Net expenses	214,351

Net investment income (loss)	1,229,485

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	2,110,799
Unaffiliated investment company transactions	(354,232)
Realized capital gain distributions from affiliated investment companies	802,405

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	2,558,972

Net change in unrealized appreciation (depreciation) on investments	14,574,560

Net realized and unrealized gain (loss) on investments	17,133,532

Net increase (decrease) in net assets resulting from operations	$18,363,017

56	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2013 and October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,229,485	$1,061,661
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	2,558,972	(181,516)
Net change in unrealized appreciation (depreciation) on investments	14,574,560	7,255,456

Net increase (decrease) in net assets resulting from operations	18,363,017	8,135,601

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(62,651)	(25,228)
Class A	(115,534)	(81,939)
Class I	(938,889)	(785,950)
Class R2	(190,596)	(91,012)
Class R3	(80,565)	(41,287)

	(1,388,235)	(1,025,416)

From net realized gain on investments:
Investor Class	(46,956)	(167,658)
Class A	(83,771)	(499,035)
Class I	(585,597)	(4,038,074)
Class R2	(147,382)	(643,300)
Class R3	(72,841)	(348,253)

	(936,547)	(5,696,320)

Total dividends and distributions to shareholders	(2,324,782)	(6,721,736)

Capital share transactions:
Net proceeds from sale of shares	37,065,017	21,127,875
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	2,324,620	6,721,660
Cost of shares redeemed	(31,121,935)	(36,058,922)

Increase (decrease) in net assets derived from capital share transactions	8,267,702	(8,209,387)

Net increase (decrease) in net assets	24,305,937	(6,795,522)

Net Assets
Beginning of year	76,895,948	83,691,470

End of year	$101,201,885	$76,895,948

Undistributed net investment income at end of year	$361,663	$436,832

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	57

Financial Highlights selected per share data and ratios

	Year ended October 31,
Investor Class	2013	2012	2011	2010	2009
Net asset value at beginning of year	$8.95	$8.79	$8.80	$7.75	$6.74

Net investment income (loss) (a)	0.11	0.08	0.09	0.06	0.09
Net realized and unrealized gain (loss) on investments	1.96	0.76	0.11 (b)	1.08	1.04

Total from investment operations	2.07	0.84	0.20	1.14	1.13

Less dividends and distributions:
From net investment income	(0.15)	(0.09)	(0.11)	(0.09)	(0.12)
From net realized gain on investments	(0.11)	(0.59)	(0.10)	—	—

Total dividends and distributions	(0.26)	(0.68)	(0.21)	(0.09)	(0.12)

Net asset value at end of year	$10.76	$8.95	$8.79	$8.80	$7.75

Total investment return (c)	23.75%	10.44%	2.20%	14.76%	17.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.08%	0.93%	1.00%	0.77%	1.25%
Net expenses (d)	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	0.93%	1.01%	1.13%	1.60%	1.94%
Portfolio turnover rate	66%	96%	111%	65%	75%
Net assets at end of year (in 000’s)	$6,148	$3,518	$2,306	$1,337	$614

(a)	Per share data based on average shares outstanding during the year.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class A	2013	2012	2011	2010	2009
Net asset value at beginning of year	$8.92	$8.76	$8.77	$7.72	$6.75

Net investment income (loss) (a)	0.10	0.10	0.11	0.08	0.12
Net realized and unrealized gain (loss) on investments	1.98	0.75	0.10 (b)	1.06	1.00

Total from investment operations	2.08	0.85	0.21	1.14	1.12

Less dividends and distributions:
From net investment income	(0.16)	(0.10)	(0.12)	(0.09)	(0.15)
From net realized gain on investments	(0.11)	(0.59)	(0.10)	—	—

Total dividends and distributions	(0.27)	(0.69)	(0.22)	(0.09)	(0.15)

Net asset value at end of year	$10.73	$8.92	$8.76	$8.77	$7.72

Total investment return (c)	23.90%	10.58%	2.29%	14.89%	17.09%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.98%	1.19%	1.23%	0.97%	1.77%
Net expenses (d)	0.37%	0.37%	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement) (d)	0.71%	0.75%	0.79%	1.02%	1.19%
Portfolio turnover rate	66%	96%	111%	65%	75%
Net assets at end of year (in 000’s)	$20,158	$6,517	$7,151	$6,826	$5,459

(a)	Per share data based on average shares outstanding during the year.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

58	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2013	2012	2011	2010	2009
Net asset value at beginning of year	$9.01	$8.83	$8.84	$7.77	$6.76

Net investment income (loss) (a)	0.15	0.12	0.11	0.10	0.14
Net realized and unrealized gain (loss) on investments	1.96	0.77	0.12 (b)	1.08	1.00

Total from investment operations	2.11	0.89	0.23	1.18	1.14

Less dividends and distributions:
From net investment income	(0.18)	(0.12)	(0.14)	(0.11)	(0.13)
From net realized gain on investments	(0.11)	(0.59)	(0.10)	—	—

Total dividends and distributions	(0.29)	(0.71)	(0.24)	(0.11)	(0.13)

Net asset value at end of year	$10.83	$9.01	$8.83	$8.84	$7.77

Total investment return (c)	24.12%	10.98%	2.48%	15.24%	17.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.53%	1.43%	1.22%	1.22%	2.04%
Net expenses (d)	0.12%	0.12%	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement) (d)	0.46%	0.50%	0.54%	0.77%	0.94%
Portfolio turnover rate	66%	96%	111%	65%	75%
Net assets at end of year (in 000’s)	$68,475	$49,750	$59,619	$33,551	$27,031

(a)	Per share data based on average shares outstanding during the year.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,				January 8, 2009** through October 31,
Class R2	2013	2012	2011	2010	2009
Net asset value at beginning of period	$8.94	$8.77	$8.78	$7.72	$6.43

Net investment income (loss) (a)	0.14	0.08	0.09	0.06	0.05
Net realized and unrealized gain (loss) on investments	1.93	0.76	0.11 (b)	1.08	1.24

Total from investment operations	2.07	0.84	0.20	1.14	1.29

Less dividends and distributions:
From net investment income	(0.15)	(0.08)	(0.11)	(0.08)	—
From net realized gain on investments	(0.11)	(0.59)	(0.10)	—	—

Total dividends and distributions	(0.26)	(0.67)	(0.21)	(0.08)	—

Net asset value at end of period	$10.75	$8.94	$8.77	$8.78	$7.72

Total investment return (c)	23.71%	10.51%	2.17%	14.85%	20.06	%(d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.49%	0.98%	0.97%	0.78%	0.91	%††
Net expenses (f)	0.47%	0.47%	0.47%	0.47%	0.47	%††
Expenses (before waiver/reimbursement) (f)	0.81%	0.85%	0.89%	1.12%	1.26	%††
Portfolio turnover rate	66%	96%	111%	65%	75%
Net assets at end of period (in 000’s)	$6,386	$11,513	$9,559	$3,394	$1,425

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	59

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R3	2013	2012	2011	2010	2009
Net asset value at beginning of year	$8.91	$8.75	$8.76	$7.72	$6.73

Net investment income (loss) (a)	0.15	0.07	0.08	0.05	0.11
Net realized and unrealized gain (loss) on investments	1.88	0.75	0.10 (b)	1.06	0.99

Total from investment operations	2.03	0.82	0.18	1.11	1.10

Less dividends and distributions:
From net investment income	(0.12)	(0.07)	(0.09)	(0.07)	(0.11)
From net realized gain on investments	(0.11)	(0.59)	(0.10)	—	—

Total dividends and distributions	(0.23)	(0.66)	(0.19)	(0.07)	(0.11)

Net asset value at end of year	$10.71	$8.91	$8.75	$8.76	$7.72

Total investment return (c)	23.39%	10.23%	1.98%	14.47%	16.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.54%	0.76%	0.86%	0.61%	1.68%
Net expenses (d)	0.72%	0.72%	0.72%	0.72%	0.72%
Expenses (before waiver/reimbursement) (d)	1.07%	1.10%	1.14%	1.37%	1.55%
Portfolio turnover rate	66%	96%	111%	65%	75%
Net assets at end of year (in 000’s)	$35	$5,597	$5,056	$4,628	$3,682

(a)	Per share data based on average shares outstanding during the year.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

60	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Retirement 2050 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2013

Class	Sales Charge		One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	18.08 24.95%	12.42 13.70%	2.77 3.69%	2.07 2.07%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	18.26 25.15	12.51 13.79	2.86 3.78	1.65 1.65
Class I Shares	No Sales Charge		25.40	14.10	4.04	1.40
Class R1 Shares[4]	No Sales Charge		25.34	13.96	3.94	1.50
Class R2 Shares[5]	No Sales Charge		24.98	13.69	3.68	1.75
Class R3 Shares[6]	No Sales Charge		24.85	13.44	3.43	2.00

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Class R1 shares were first offered to the public on June 29, 2007, although this class of shares has not commenced operations as of October 31, 2013. As a result, the performance for Class R1 shares include the historical performance of Class A shares through October 31, 2013, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R1 would likely have been different.
5.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares would likely have been different.
6.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	61

Benchmark Performance	One Year	Five Years	Since Inception
S&P 500® Index[7]	27.18%	15.17%	4.76%
MSCI EAFE® Index[8]	26.88	11.99	–0.02
Barclays U.S. Aggregate Bond Index[9]	–1.08	6.09	5.44
Retirement 2050 Composite Index[10]	24.18	13.78	3.70
Average Lipper Mixed-Asset Target 2050 Fund[11]	20.67	13.39	2.79

7.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the Fund’s broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

9.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the
Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.

The Retirement 2050 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. The Fund has selected the Retirement 2050 Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

11.	The average Lipper mixed-asset target 2050 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2046, to December 31, 2050. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be read in conjunction with them.

62	MainStay Retirement 2050 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2050 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2013, to October 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2013, to October 31, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/13	Ending Account Value (Based on Actual Returns and Expenses) 10/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,104.10	$2.49	$1,022.80	$2.40

Class A Shares	$1,000.00	$1,104.00	$1.96	$1,023.30	$1.89

Class I Shares	$1,000.00	$1,105.50	$0.64	$1,024.60	$0.61

Class R2 Shares	$1,000.00	$1,103.90	$2.55	$1,022.80	$2.45

Class R3 Shares	$1,000.00	$1,103.30	$3.66	$1,021.70	$3.52

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.47% for Investor Class, 0.37% for Class A, 0.12% for Class I, 0.48% for Class R2 and 0.69% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com	63

Investment Objectives of Underlying Funds as of October 31, 2013 (Unaudited)

See Portfolio of Investments beginning on page 67 for specific holdings within these categories.

64	MainStay Retirement 2050 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2050 Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2013?

Excluding all sales charges, MainStay Retirement 2050 Fund returned 24.95% for Investor Class shares and 25.15% for Class A shares for the 12 months ended October 31, 2013. Over the same period, Class I shares returned 25.40%, Class R1 shares2 returned 25.34%, Class R2 shares returned 24.98%, and Class R3 shares returned 24.85%. For the 12 months ended October 31, 2013, all share classes underperformed the 27.18% return of the S&P 500® Index,3 which is the Fund’s broad-based securities-market index. Over the same period, all share classes underperformed the 26.88% return of the MSCI EAFE® Index,3 which is the secondary benchmark of the Fund. All share classes outperformed the –1.08% return of the Barclays U.S. Aggregate Bond Index3 and the 24.18% return of the Retirement 2050 Composite Index.3 The Barclays U.S. Aggregate Bond Index and the Retirement 2050 Composite Index are additional benchmarks of the Fund. All share classes outperformed the 20.67% return of the average Lipper4 mixed-asset target 2050 fund for the 12 months ended October 31, 2013. See page 61 for Fund returns with applicable sales charges.

Were there any changes to the Fund since the semiannual report?

Effective July 1, 2013, the Fund’s Principal Investment Strategies were modified to adjust the ranges for major asset classes in which the Fund may invest, as applicable after the target retirement date. Please refer to the Prospectus Supplement dated June 17, 2013.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests primarily in mutual funds managed by New York Life Investments, mutual funds managed by an advisor not affiliated with New York Life Investments or exchange traded funds (“ETFs”), if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s substantial allocation to Underlying Funds that invest in fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance. Fixed-income securities generally underperformed equities during the reporting period.

The Fund’s performance, however, was strong in relation to its peers and the Retirement 2050 Composite Index. Much of these positive excess returns were a product of our asset allocation decisions. We maintained a bias favoring stocks over bonds in varying measure over most of the reporting period. This bias contributed substantially to the Fund’s performance. Well-timed preferences for small companies over large companies and growth stocks over value stocks provided positive results. Some of the gains were offset, however, as a result of overweighting emerging-market equities in the international stock portion of the Fund. Within the fixed-income portion of the Fund, exposure to speculative-grade credit instruments was rewarded, while defensive positioning against a potential rise in interest rates helped shield against losses in the high-grade bond portion of the Fund.

Solid performance among many of the Underlying Funds in which the Fund invested also helped strengthen returns. Noteworthy contributors to the Fund’s performance included MainStay Common Stock Fund, MainStay Large Cap Growth Fund and MainStay Epoch U.S. All Cap Fund. (Contributions take weightings and total returns into account.)

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.5 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Fund’s allocations to stocks and bonds varied over the course of the reporting period in response to the changing environment. Within equities, we placed a mild emphasis on two themes. First, our focus shifted from securities of large-cap companies toward securities of smaller companies, which we believed would perform especially well during an uptick in global economic growth. Second, we placed an increasing emphasis on growth over value because we anticipated that the quest for yield that has marked the past couple of years would morph into a quest for growth. Both strategies were modestly profitable during the reporting period.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary, New York Life Investment Management LLC.
2.	See footnote on page 61 for more information on Class R1 shares.
3.	See footnote on page 62 for more information on this index.
4.	See footnote on page 62 for more information on Lipper Inc.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	65

In the fixed-income portion of the Fund, we continued to maintain a shorter duration than the Barclays U.S. Aggregate Bond Index and a tilt that favored corporate bonds over government-backed securities. These preferences have been in place for a couple of years. This positioning reflects our enduring view that corporations have improved the quality of their balance sheets significantly by reducing leverage, accumulating cash and controlling operating costs. We anticipate that corporate default rates may remain quite low for some time, which could make the higher yields available on corporate bonds attractive.

How did the Fund’s allocations change over the course of the reporting period?

The most significant change was a shift from value to growth. This change was reflected in a substantial new position in MainStay Cornerstone Growth Fund, with proceeds coming primarily from MainStay MAP Fund.

In the fixed-income portion of the Fund, we shifted assets from MainStay Floating Rate Fund, Market Vectors Emerging Market Bond Fund, and MainStay Intermediate Term Bond Fund into a new position in MainStay High Yield Municipal Bond Fund. We believed that prices in the high-yield municipal market may have overreacted to news of the Detroit bankruptcy filing and financial troubles in Puerto Rico.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

MainStay U.S. Small Cap Fund had the highest total return for the year, followed closely by iShares Russell 2000 Index Fund and MainStay Large Cap Growth Fund. All Underlying Equity Funds in which the Fund invested generated positive total returns, but the lowest came from Underlying Funds that invest overseas: Vanguard FTSE Emerging Markets ETF and MainStay International Equity Fund.

Which Underlying Equity Funds were the strongest positive contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

Contributions reflect the performance of Underlying Funds and the size of the positions held. Large positive contributions can therefore come from significant positions in Underlying Funds that do reasonably well or from smaller positions in Underlying Funds that do exceptionally well.

During the reporting period, the Fund had many of its largest positions in Underlying Funds that performed very well. On that list were MainStay Common Stock Fund, MainStay MAP Fund and MainStay Epoch U.S. All Cap Fund. Since all Underlying Equity Funds had positive returns, those that made marginal contributions tended to have smaller positions. An example is MainStay International Equity Fund. A large position in Vanguard FTSE Emerging Markets ETF also failed to contribute meaningfully to returns.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Yields on U.S. Treasury bonds rose significantly on signs of a strengthening economy and investors’ growing expectation that the Federal Reserve would gradually back away from stimulative monetary policy. At the same time, absolute yields on speculative-grade credit instruments fell, implying a significant compression of the spread6 to U.S. Treasury securities. This occurred against a backdrop of improving corporate financial health and significant net inflows to mutual funds and exchange-traded funds that invest in credit instruments.

Which fixed-income market segments were strong performers and which segments were particularly weak?

Domestic credit markets and short-duration securities were the strongest performers amid signs of economic improvement. For much the same reason, high-grade long-duration bonds provided poor performance as did emerging-market debt.

Which Underlying Fixed-Income Funds were the strongest positive contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

In the fixed-income portion of the Fund, the largest—and effectively the only—positive contribution came from MainStay Floating Rate Fund, which benefited from a short duration and a speculative portfolio. Detracting slightly from performance were positions in Market Vectors Emerging Market Bond Fund and MainStay Intermediate Term Bond Fund.

6.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

66	MainStay Retirement 2050 Fund

Portfolio of Investments October 31, 2013

	Shares	Value

Affiliated Investment Companies 83.3%†
Equity Funds 77.4%
MainStay Common Stock Fund Class I (a)	458,126	$7,623,214
MainStay Cornerstone Growth Fund Class I	134,584	4,365,893
MainStay Epoch International Small Cap Fund Class I	89,731	2,073,693
MainStay Epoch U.S. All Cap Fund Class I	282,149	8,021,493
MainStay ICAP Equity Fund Class I	48,394	2,388,227
MainStay ICAP International Fund Class I	163,535	5,784,246
MainStay ICAP Select Equity Fund Class I	2,322	108,931
MainStay International Equity Fund Class I	187,418	2,520,771
MainStay Large Cap Growth Fund Class I	359,680	3,708,305
MainStay MAP Fund Class I	143,230	6,327,912
MainStay S&P 500 Index Fund Class I	77,917	3,207,840

Total Equity Funds (Cost $36,220,108)		46,130,525

Fixed Income Funds 5.9%
MainStay Floating Rate Fund Class I	83,055	795,669
MainStay High Yield Municipal Bond Fund Class I	54,103	589,724
MainStay Intermediate Term Bond Fund Class I	70,741	758,339
MainStay Money Market Fund Class A	1,366,025	1,366,025

Total Fixed Income Funds (Cost $3,478,846)		3,509,757

Total Affiliated Investment Companies (Cost $39,698,954)		49,640,282

	Shares	Value

Unaffiliated Investment Companies 16.4%
Equity Funds 16.4%
iShares Russell 2000 Index ETF	57,779	$6,311,200
Vanguard FTSE Emerging Markets ETF	83,116	3,480,067

Total Equity Funds (Cost $7,847,255)		9,791,267

Fixed Income Fund 0.0%‡
Market Vectors Emerging Markets Local Currency Bond ETF	646	15,995

Total Fixed Income Fund (Cost $15,690)		15,995

Total Unaffiliated Investment Companies (Cost $7,862,945)		9,807,262
Total Investments (Cost $47,561,899) (b)	99.7%	59,447,544
Other Assets, Less Liabilities	0.3	149,071
Net Assets	100.0%	$59,596,615

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	As of October 31, 2013, cost is $48,757,721 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$10,689,823
Gross unrealized depreciation	—

Net unrealized appreciation	$10,689,823

The following abbreviation is used in the above portfolio:

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	67

Portfolio of Investments October 31, 2013 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$46,130,525	$—	$—	$46,130,525
Fixed Income Funds	3,509,757	—	—	3,509,757

Total Affiliated Investment Companies	49,640,282	—	—	49,640,282

Unaffiliated Investment Companies
Equity Funds	9,791,267	—	—	9,791,267
Fixed Income Fund	15,995	—	—	15,995

Total Unaffiliated Investment Companies	9,807,262	—	—	9,807,262

Total Investments	$59,447,544	$—	$—	$59,447,544

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

68	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2013

Assets
Investment in affiliated investment companies, at value (identified cost $39,698,954)	$49,640,282
Investments in unaffiliated investment companies, at value (identified cost $7,862,945)	9,807,262
Receivables:
Fund shares sold	161,991
Manager (See Note 3)	18,656
Other assets	20,563

Total assets	59,648,754

Liabilities
Payables:
Transfer agent (See Note 3)	23,737
Professional fees	8,772
Fund shares redeemed	5,980
Shareholder communication	5,918
NYLIFE Distributors (See Note 3)	2,881
Custodian	1,370
Trustees	125
Accrued expenses	3,356

Total liabilities	52,139

Net assets	$59,596,615

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$5,531
Additional paid-in capital	46,749,563

46,755,094
Undistributed net investment income	157,978
Accumulated net realized gain (loss) on investments	797,898
Net unrealized appreciation (depreciation) on investments	11,885,645

Net assets	$59,596,615

Investor Class
Net assets applicable to outstanding shares	$3,158,395

Shares of beneficial interest outstanding	294,946

Net asset value per share outstanding	$10.71
Maximum sales charge (5.50% of offering price)	0.62

Maximum offering price per share outstanding	$11.33

Class A
Net assets applicable to outstanding shares	$5,939,944

Shares of beneficial interest outstanding	554,069

Net asset value per share outstanding	$10.72
Maximum sales charge (5.50% of offering price)	0.62

Maximum offering price per share outstanding	$11.34

Class I
Net assets applicable to outstanding shares	$45,630,132

Shares of beneficial interest outstanding	4,228,089

Net asset value and offering price per share outstanding	$10.79

Class R2
Net assets applicable to outstanding shares	$4,864,986

Shares of beneficial interest outstanding	453,410

Net asset value and offering price per share outstanding	$10.73

Class R3
Net assets applicable to outstanding shares	$3,158

Shares of beneficial interest outstanding	296

Net asset value and offering price per share outstanding (a)	$10.68

(a)	The difference in the NAV recalculation and NAV stated is caused by rounding differences.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	69

Statement of Operations for the year ended October 31, 2013

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$601,021
Dividend distributions from unaffiliated investment companies	223,203

Total income	824,224

Expenses
Transfer agent (See Note 3)	133,106
Registration	68,676
Manager (See Note 3)	52,094
Distribution/Service—Investor Class (See Note 3)	6,065
Distribution/Service—Class A (See Note 3)	9,870
Distribution/Service—Class R2 (See Note 3)	10,999
Distribution/Service—Class R3 (See Note 3)	13,969
Professional fees	27,598
Shareholder communication	13,711
Custodian	7,715
Shareholder service (See Note 3)	7,193
Trustees	1,084
Miscellaneous	6,472

Total expenses before waiver/reimbursement	358,552
Expense waiver/reimbursement from Manager (See Note 3)	(243,182)

Net expenses	115,370

Net investment income (loss)	708,854

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	1,516,586
Unaffiliated investment company transactions	(172,690)
Realized capital gain distributions from affiliated investment companies	542,226

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	1,886,122

Net change in unrealized appreciation (depreciation) on investments	8,999,518

Net realized and unrealized gain (loss) on investments	10,885,640

Net increase (decrease) in net assets resulting from operations	$11,594,494

70	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2013 and October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$708,854	$538,465
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	1,886,122	(434,269)
Net change in unrealized appreciation (depreciation) on investments	8,999,518	4,478,430

Net increase (decrease) in net assets resulting from operations	11,594,494	4,582,626

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(28,617)	(9,217)
Class A	(39,856)	(21,834)
Class I	(607,881)	(435,399)
Class R2	(63,463)	(24,473)
Class R3	(48,340)	(18,155)

	(788,157)	(509,078)

From net realized gain on investments:
Investor Class	(14,959)	(75,616)
Class A	(19,903)	(165,006)
Class I	(262,801)	(2,596,742)
Class R2	(34,247)	(211,293)
Class R3	(30,708)	(208,448)

	(362,618)	(3,257,105)

Total dividends and distributions to shareholders	(1,150,775)	(3,766,183)

Capital share transactions:
Net proceeds from sale of shares	18,899,964	14,484,390
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	1,150,743	3,766,086
Cost of shares redeemed	(16,364,113)	(20,839,801)

Increase (decrease) in net assets derived from capital share transactions	3,686,594	(2,589,325)

Net increase (decrease) in net assets	14,130,313	(1,772,882)

Net Assets
Beginning of year	45,466,302	47,239,184

End of year	$59,596,615	$45,466,302

Undistributed net investment income at end of year	$157,978	$183,896

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	71

Financial Highlights selected per share data and ratios

	Year ended October 31,
Investor Class	2013	2012	2011	2010	2009
Net asset value at beginning of year	$8.76	$8.58	$8.55	$7.50	$6.57

Net investment income (loss) (a)	0.09	0.06	0.08	0.04	0.09
Net realized and unrealized gain (loss) on investments	2.06	0.77	0.10 (b)	1.08	0.99

Total from investment operations	2.15	0.83	0.18	1.12	1.08

Less dividends and distributions:
From net investment income	(0.13)	(0.07)	(0.09)	(0.07)	(0.11)
From net realized gain on investments	(0.07)	(0.58)	(0.06)	—	(0.04)

Total dividends and distributions	(0.20)	(0.65)	(0.15)	(0.07)	(0.15)

Net asset value at end of year	$10.71	$8.76	$8.58	$8.55	$7.50

Total investment return (c)	24.95%	10.69%	2.10%	15.08%	16.92%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.98%	0.74%	0.87%	0.55%	1.30%
Net expenses (d)	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	1.13%	1.27%	1.51%	2.17%	2.31%
Portfolio turnover rate	63%	102%	139%	70%	67%
Net assets at end of year (in 000’s)	$3,158	$1,793	$1,010	$650	$299

(a)	Per share data based on average shares outstanding during the year.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class A	2013	2012	2011	2010	2009
Net asset value at beginning of year	$8.77	$8.59	$8.55	$7.49	$6.58

Net investment income (loss) (a)	0.09	0.08	0.10	0.06	0.11
Net realized and unrealized gain (loss) on investments	2.07	0.76	0.10 (b)	1.08	0.97

Total from investment operations	2.16	0.84	0.20	1.14	1.08

Less dividends and distributions:
From net investment income	(0.14)	(0.08)	(0.10)	(0.08)	(0.13)
From net realized gain on investments	(0.07)	(0.58)	(0.06)	—	(0.04)

Total dividends and distributions	(0.21)	(0.66)	(0.16)	(0.08)	(0.17)

Net asset value at end of year	$10.72	$8.77	$8.59	$8.55	$7.49

Total investment return (c)	25.15%	10.64%	2.28%	15.30%	16.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.96%	0.97%	1.11%	0.72%	1.62%
Net expenses (d)	0.37%	0.37%	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement) (d)	0.83%	0.85%	0.91%	1.29%	1.58%
Portfolio turnover rate	63%	102%	139%	70%	67%
Net assets at end of year (in 000’s)	$5,940	$2,432	$2,423	$2,224	$1,571

(a)	Per share data based on average shares outstanding during the year.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

72	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2013	2012	2011	2010	2009
Net asset value at beginning of year	$8.83	$8.64	$8.60	$7.53	$6.59

Net investment income (loss) (a)	0.14	0.11	0.08	0.08	0.13
Net realized and unrealized gain (loss) on investments	2.05	0.76	0.14 (b)	1.08	0.98

Total from investment operations	2.19	0.87	0.22	1.16	1.11

Less dividends and distributions:
From net investment income	(0.16)	(0.10)	(0.12)	(0.09)	(0.13)
From net realized gain on investments	(0.07)	(0.58)	(0.06)	—	(0.04)

Total dividends and distributions	(0.23)	(0.68)	(0.18)	(0.09)	(0.17)

Net asset value at end of year	$10.79	$8.83	$8.64	$8.60	$7.53

Total investment return (c)	25.40%	10.97%	2.49%	15.56%	17.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.44%	1.26%	0.94%	1.01%	1.99%
Net expenses (d)	0.12%	0.12%	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement) (d)	0.58%	0.60%	0.66%	1.04%	1.34%
Portfolio turnover rate	63%	102%	139%	70%	67%
Net assets at end of year (in 000’s)	$45,630	$33,346	$37,721	$17,917	$14,283

(a)	Per share data based on average shares outstanding during the year.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,				January 8, 2009** through October 31,
Class R2	2013	2012	2011	2010	2009
Net asset value at beginning of period	$8.78	$8.59	$8.55	$7.49	$6.22

Net investment income (loss) (a)	0.12	0.07	0.07	0.04	0.04
Net realized and unrealized gain (loss) on investments	2.03	0.77	0.12 (b)	1.09	1.23

Total from investment operations	2.15	0.84	0.19	1.13	1.27

Less dividends and distributions:
From net investment income	(0.13)	(0.07)	(0.09)	(0.07)	—
From net realized gain on investments	(0.07)	(0.58)	(0.06)	—	—

Total dividends and distributions	(0.20)	(0.65)	(0.15)	(0.07)	—

Net asset value at end of period	$10.73	$8.78	$8.59	$8.55	$7.49

Total investment return (c)	24.98%	10.62%	2.16%	15.10%	20.42	%(d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.22%	0.79%	0.84%	0.47%	0.66	%††
Net expenses (f)	0.47%	0.47%	0.47%	0.47%	0.47	%††
Expenses (before waiver/reimbursement) (f)	0.93%	0.95%	1.01%	1.39%	1.64	%††
Portfolio turnover rate	63%	102%	139%	70%	67%
Net assets at end of period (in 000’s)	$4,865	$4,128	$3,065	$1,735	$419

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	73

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R3	2013	2012	2011	2010	2009
Net asset value at beginning of year	$8.73	$8.55	$8.52	$7.48	$6.56

Net investment income (loss) (a)	0.13	0.05	0.06	0.03	0.10
Net realized and unrealized gain (loss) on investments	2.00	0.76	0.10 (b)	1.07	0.96

Total from investment operations	2.13	0.81	0.16	1.10	1.06

Less dividends and distributions:
From net investment income	(0.11)	(0.05)	(0.07)	(0.06)	(0.10)
From net realized gain on investments	(0.07)	(0.58)	(0.06)	—	(0.04)

Total dividends and distributions	(0.18)	(0.63)	(0.13)	(0.06)	(0.14)

Net asset value at end of year	$10.68	$8.73	$8.55	$8.52	$7.48

Total investment return (c)	24.85%	10.19%	2.00%	14.78%	16.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.42%	0.56%	0.68%	0.39%	1.49%
Net expenses (d)	0.72%	0.72%	0.72%	0.72%	0.72%
Expenses (before waiver/reimbursement) (d)	1.17%	1.20%	1.26%	1.64%	1.94%
Portfolio turnover rate	63%	102%	139%	70%	67%
Net assets at end of year (in 000’s)	$3	$3,767	$3,020	$2,729	$2,149

(a)	Per share data based on average shares outstanding during the year.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

74	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-four funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund and MainStay Retirement 2050 Fund (collectively referred to as the “Retirement Funds” and each individually referred to as a “Retirement Fund”). Each is a diversified fund. Each Retirement Fund is the successor of a series of Eclipse Funds Inc. with the same name (each a “Predecessor Fund”). The reorganization of each Predecessor Fund with and into its corresponding Retirement Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the respective Predecessor Fund.

The Retirement Funds each currently offer six classes of shares. Class A and Class I shares commenced operations on June 29, 2007. Class R1 shares were first offered to the public on June 29, 2007, but have not commenced operations as of the date of this report. Class R2 and Class R3 shares were first offered to the public on June 29, 2007, but did not commence operations until January 8, 2009 and May 1, 2008, respectively. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class R3 shares are subject to higher distribution and/or service fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The investment objective for each of the Retirement Funds is as follows:

Each Retirement Fund seeks to maximize total return over time consistent with its current investment allocation. Total return is defined as a combination of long-term growth of capital and current income. The years in the Funds’ names refer to the approximate year an investor in the Fund would plan to retire and likely would stop making new investments in the Retirement Fund.

The MainStay Retirement 2010 Fund is designed for an investor who has retired or is seeking to retire between 2010 and 2015, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2020 Fund is designed for an investor who is seeking to retire between the years 2016 and 2025, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2030 Fund is designed for an investor who is seeking to retire between the years 2026 and 2035, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2040 Fund is designed for an investor who is seeking to retire between the years 2036 and 2045, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2050 Fund is designed for an investor who is seeking to retire between the years 2046 and 2055, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The Retirement Funds are “funds of funds,” meaning that they seek to achieve their investment objectives by investing primarily in mutual funds managed by New York Life Investment Management LLC (“New York Life Investments” or “Manager”) (“Affiliated Underlying Funds”), mutual funds managed by an advisor not affiliated with New York Life Investments or exchange traded funds (“ETFs”) (“Unaffiliated Underlying Funds”) if a New York Life Investments managed mutual fund in a particular asset class is not available (Affiliated Underlying Funds collectively with Unaffiliated Funds, the “Underlying Funds”).

Note 2–Significant Accounting Policies

The Retirement Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Retirement Funds are open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of each Retirement Fund’s securities and has delegated the responsibility for valuation measurements under those procedures to the Valuation Committee of the Retirement Funds (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investments, aided to whatever extent necessary by the portfolio managers to each Retirement Fund.

mainstayinvestments.com	75

Notes to Financial Statements (continued)

To assess the appropriateness of security valuations, the Manager or the Retirement Funds’ third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that a Retirement Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are estimated within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Retirement Funds. Unobservable inputs reflect each Retirement Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including each Retirement Fund’s own assumptions about the assumptions that market participants would use in measuring the fair value of investments)

The aggregate value by input level, as of October 31, 2013, for each Retirement Fund’s investments are included at the end of each Retirement Fund’s Portfolio of Investments.

Investments in Affiliated Underlying Funds are valued at their NAVs at the close of business each day. Investments in ETFs are valued at the last quoted sales price as of the close of regular trading on the Exchange on each valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Securities held by the Underlying Funds are valued using policies consistent with those used by the Underlying Funds. Equity securities and ETFs are generally valued at the last quoted sales price as of the close of regular trading on the Exchange on each valuation date. Debt securities are generally valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the affiliated Underlying Fund’s manager in consultation with the affiliated Underlying Fund’s subadvisor.

(B)  Income Taxes.  Each Retirement Fund is treated as a separate entity for federal income tax purposes. The Retirement Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Retirement Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Retirement Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Retirement Funds’ financial statements. The Retirement Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Retirement Funds intend to declare and pay dividends of net investment income and distributions of net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective Retirement Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Retirement Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Retirement Funds from the Underlying Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Retirement Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Retirement Funds,

76	MainStay Retirement Funds

including those of related parties to the Retirement Funds, are shown in the Statement of Operations.

In addition, the Retirement Funds bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense and fee levels and the Retirement Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Retirement Fund may vary. These indirect expenses of the Underlying Funds are not included in the amounts shown on each Fund’s Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Retirement Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Retirement Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Retirement Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Retirement Funds.

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Retirement Funds’ Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Retirement Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Retirement Funds. Except for the portion of salaries and expenses that are the responsibility of the Retirement Funds, the Manager pays the salaries and expenses of all personnel affiliated with the Retirement Funds and certain operational expenses of the Retirement Funds. The Retirement Funds reimburse New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Retirement Funds.

Each Retirement Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.10% of the average daily net assets of the respective Retirement Fund. The Manager has contractually agreed to waive this fee so that the effective management fee is 0.00%. These agreements will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse the expenses so that Total Annual Fund Operating Expenses of each Retirement Fund does not exceed the following percentages of average daily net assets: Investor Class, 0.475%; Class A, 0.375%; Class I, 0.125%; Class R1, 0.225%; Class R2, 0.475% and Class R3, 0.725%. These agreements will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes expense reimbursement from transfer agent, taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2013, New York Life Investments earned fees from the Retirement Funds as follows:

MainStay Retirement 2010 Fund	$53,723
MainStay Retirement 2020 Fund	100,809
MainStay Retirement 2030 Fund	125,834
MainStay Retirement 2040 Fund	86,693
MainStay Retirement 2050 Fund	52,094

For the year ended October 31, 2013, New York Life Investments waived its fees and/or reimbursed expenses of the Retirement Funds as follows:

MainStay Retirement 2010 Fund	$203,426
MainStay Retirement 2020 Fund	233,156
MainStay Retirement 2030 Fund	297,191
MainStay Retirement 2040 Fund	300,331
MainStay Retirement 2050 Fund	243,182

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Retirement Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Retirement Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Retirement Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Retirement Funds’ administrative operations. For providing these services to the Retirement Funds, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Retirement Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Retirement Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net

mainstayinvestments.com	77

Notes to Financial Statements (continued)

assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% (0.25% for distribution and 0.25% for service activities as designated by the Distributor) of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Retirement Funds’ shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder service fees incurred by each Retirement Fund for the year ended October 31, 2013, were as follows:

MainStay Retirement 2010 Fund
Class R2	$10,223
Class R3	574

MainStay Retirement 2020 Fund
Class R2	$15,822
Class R3	1,462

MainStay Retirement 2030 Fund
Class R2	$12,845
Class R3	4,720

MainStay Retirement 2040 Fund
Class R2	$9,526
Class R3	4,090

MainStay Retirement 2050 Fund
Class R2	$4,399
Class R3	2,794

(C)  Sales Charges.  The Retirement Funds were advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares for the year ended October 31, 2013 were as follows:

MainStay Retirement 2010 Fund
Investor Class	$2,782
Class A	2,122

MainStay Retirement 2020 Fund
Investor Class	$12,805
Class A	4,613

MainStay Retirement 2030 Fund
Investor Class	$16,945
Class A	3,812

MainStay Retirement 2040 Fund
Investor Class	$16,775
Class A	5,210

MainStay Retirement 2050 Fund
Investor Class	$9,447
Class A	1,355

The Retirement Funds were also advised that the Distributor retained CDSCs on redemptions of Class A shares, for the year ended October 31, 2013 were as follows:

MainStay Retirement 2020 Fund
Class A	$25

MainStay Retirement 2030 Fund
Class A	$85

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Retirement Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent offset arrangements represent reimbursements of a portion of the transfer agency fees from Unaffiliated Underlying Funds. Transfer agent expenses incurred by the Retirement Funds for the year ended October 31, 2013, were as follows:

MainStay Retirement 2010 Fund
Investor Class	$4,606
Class A	23,740
Class I	42,602
Class R2	16,223
Class R3	951

MainStay Retirement 2020 Fund
Investor Class	$14,157
Class A	29,257
Class I	56,607
Class R2	17,315
Class R3	1,657

78	MainStay Retirement Funds

MainStay Retirement 2030 Fund
Investor Class	$20,312
Class A	30,105
Class I	108,037
Class R2	17,380
Class R3	6,726

MainStay Retirement 2040 Fund
Investor Class	$20,192
Class A	25,873
Class I	114,189
Class R2	19,631
Class R3	8,877

MainStay Retirement 2050 Fund
Investor Class	$13,264
Class A	9,564
Class I	93,196
Class R2	10,639
Class R3	6,443

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Retirement Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2013, the Retirement Funds held the following percentages of outstanding shares of affiliated investment companies:

MainStay Retirement 2010 Fund
MainStay Common Stock Fund Class I	4.17%
MainStay Cornerstone Growth Fund Class I	0.33
MainStay Epoch International Small Cap Fund Class I	0.69
MainStay Epoch U.S. All Cap Fund Class I	0.62
MainStay Floating Rate Fund Class I	0.24
MainStay High Yield Corporate Bond Fund Class I	0.02
MainStay High Yield Municipal Bond Fund Class I	0.30
MainStay ICAP Equity Fund Class I	0.16
MainStay ICAP International Fund Class I	0.13
MainStay ICAP Select Equity Fund Class I	0.00	‡
MainStay Indexed Bond Fund Class I	2.97
MainStay Intermediate Term Bond Fund Class I	1.86
MainStay International Equity Fund Class I	0.38
MainStay Large Cap Growth Fund Class I	0.02
MainStay MAP Fund Class I	0.22
MainStay Money Market Fund Class A	0.62
MainStay S&P 500 Index Fund Class I	0.19
MainStay Short Duration High Yield Fund Class I	1.15

MainStay Retirement 2020 Fund
MainStay Common Stock Fund Class I	11.11%
MainStay Cornerstone Growth Fund Class I	0.71
MainStay Epoch International Small Cap Fund Class I	2.18
MainStay Epoch U.S. All Cap Fund Class I	1.46
MainStay Floating Rate Fund Class I	0.46
MainStay High Yield Corporate Bond Fund Class I	0.00	‡
MainStay High Yield Municipal Bond Fund Class I	0.62
MainStay ICAP Equity Fund Class I	0.56
MainStay ICAP International Fund Class I	0.49
MainStay ICAP Select Equity Fund Class I	0.00	‡
MainStay Indexed Bond Fund Class I	1.40
MainStay Intermediate Term Bond Fund Class I	3.44
MainStay International Equity Fund Class I	1.41
MainStay Large Cap Growth Fund Class I	0.06
MainStay MAP Fund Class I	0.65
MainStay Money Market Fund Class A	1.27
MainStay S&P 500 Index Fund Class I	0.60
MainStay Short Duration High Yield Fund Class I	2.27

MainStay Retirement 2030 Fund
MainStay Common Stock Fund Class I	17.17%
MainStay Cornerstone Growth Fund Class I	1.03
MainStay Epoch International Small Cap Fund Class I	3.46
MainStay Epoch U.S. All Cap Fund Class I	2.13
MainStay Floating Rate Fund Class I	0.62
MainStay High Yield Municipal Bond Fund Class I	0.74
MainStay ICAP Equity Fund Class I	0.84
MainStay ICAP International Fund Class I	0.82
MainStay ICAP Select Equity Fund Class I	0.00	‡
MainStay Intermediate Term Bond Fund Class I	1.86
MainStay International Equity Fund Class I	2.37
MainStay Large Cap Growth Fund Class I	0.09
MainStay MAP Fund Class I	1.00
MainStay Money Market Fund Class A	1.53
MainStay S&P 500 Index Fund Class I	0.89
MainStay Short Duration High Yield Fund Class I	2.24

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Notes to Financial Statements (continued)

MainStay Retirement 2040 Fund
MainStay Common Stock Fund Class I	14.57%
MainStay Cornerstone Growth Fund Class I	0.94
MainStay Epoch International Small Cap Fund Class I	2.72
MainStay Epoch U.S. All Cap Fund Class I	1.78
MainStay Floating Rate Fund Class I	0.35
MainStay High Yield Municipal Bond Fund Class I	0.51
MainStay ICAP Equity Fund Class I	0.59
MainStay ICAP International Fund Class I	0.67
MainStay ICAP Select Equity Fund Class I	0.01
MainStay Intermediate Term Bond Fund Class I	0.26
MainStay International Equity Fund Class I	1.92
MainStay Large Cap Growth Fund Class I	0.05
MainStay MAP Fund Class I	0.82
MainStay Money Market Fund Class A	1.05
MainStay S&P 500 Index Fund Class I	0.57
MainStay Short Duration High Yield Fund Class I	0.26

MainStay Retirement 2050 Fund
MainStay Common Stock Fund Class I	9.84%
MainStay Cornerstone Growth Fund Class I	0.77
MainStay Epoch International Small Cap Fund Class I	1.73
MainStay Epoch U.S. All Cap Fund Class I	1.38
MainStay Floating Rate Fund Class I	0.09
MainStay High Yield Municipal Bond Fund Class I	0.15
MainStay ICAP Equity Fund Class I	0.25
MainStay ICAP International Fund Class I	0.42
MainStay ICAP Select Equity Fund Class I	0.00	‡
MainStay Intermediate Term Bond Fund Class I	0.10
MainStay International Equity Fund Class I	1.25
MainStay Large Cap Growth Fund Class I	0.03
MainStay MAP Fund Class I	0.45
MainStay Money Market Fund Class A	0.47
MainStay S&P 500 Index Fund Class I	0.24

‡ Less than one-tenth of a percent. As of October 31, 2013 New York Life and its affiliates beneficially held shares of the Retirement Funds with values and percentages of net assets as follows:
MainStay Retirement 2010 Fund
Class I	$ 189,965	0.6%
MainStay Retirement 2020 Fund
Class I	1,738,042	2.6
MainStay Retirement 2030 Fund
Class I	3,533,591	3.6
MainStay Retirement 2040 Fund
Class I	2,290,195	3.3
MainStay Retirement 2050 Fund
Class I	1,476,747	3.2

Note 4–Federal Income Tax

As of October 31, 2013, the components of accumulated gain (loss) on a tax basis were as follows:

	Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
MainStay Retirement 2010 Fund	$1,230,889	$2,184,520	$—	$5,251,509	$8,666,918
MainStay Retirement 2020 Fund	2,056,391	2,813,017	—	15,683,779	20,553,187
MainStay Retirement 2030 Fund	2,100,506	3,356,168	—	24,772,357	30,229,031
MainStay Retirement 2040 Fund	1,295,155	1,743,203	—	19,047,117	22,085,475
MainStay Retirement 2050 Fund	717,343	1,434,355	—	10,689,823	12,841,521

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and return of capital distributions received.

80	MainStay Retirement Funds

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2013 were not affected.

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
MainStay Retirement 2010 Fund	$113,022	$(113,022)	$—
MainStay Retirement 2020 Fund	155,367	(155,367)	—
MainStay Retirement 2030 Fund	138,359	(138,359)	—
MainStay Retirement 2040 Fund	83,581	(83,581)	—
MainStay Retirement 2050 Fund	53,385	(53,385)	—

The reclassifications for the Funds are primarily due to short term distributions received from underlying Regulated Investment Companies and return of capital distributions received.

The tax character of distributions paid during the years ended October 31, 2013, and October 31, 2012, shown in the Statements of Changes in Net Assets was as follows:

	2013			2012
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total
MainStay Retirement 2010 Fund	$1,654,441	$970,462	$2,624,903	$2,461,178	$2,768,833	$5,230,011
MainStay Retirement 2020 Fund	2,516,880	1,581,688	4,098,568	3,079,626	4,796,336	7,875,962
MainStay Retirement 2030 Fund	2,415,238	1,695,766	4,111,004	4,125,538	8,017,823	12,143,361
MainStay Retirement 2040 Fund	1,388,235	936,547	2,324,782	2,129,793	4,591,943	6,721,736
MainStay Retirement 2050 Fund	788,157	362,618	1,150,775	1,423,721	2,342,462	3,766,183

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Retirement Fund. Custodial fees are charged to each Retirement Funds based on the Retirement Fund’s net assets and/or the market value of securities in each Retirement Fund and the number of certain cash transactions incurred by each Retirement Fund.

Note 6–Line of Credit

The Retirement Funds and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon and State Street, who serve as the agents to the syndicate. The commitment fee is allocated among the Retirement Funds and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank

Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 28, 2013, the aggregate commitment amount was $200,000,000 with an optional maximum amount of $250,000,000. There were no borrowings made or outstanding with respect to the Retirement Funds under the Credit Agreement during the year ended October 31, 2013.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2013, purchases and sales of securities were as follows:

	Other
	Purchases	Sales
MainStay Retirement 2010 Fund	$45,963	$44,239
MainStay Retirement 2020 Fund	86,349	71,543
MainStay Retirement 2030 Fund	95,653	90,610
MainStay Retirement 2040 Fund	64,730	56,859
MainStay Retirement 2050 Fund	36,544	32,768

mainstayinvestments.com	81

Notes to Financial Statements (continued)

Note 8–Capital Share Transactions

MainStay Retirement 2010 Fund

Investor Class	Shares	Amount
Year ended October 31, 2013:
Shares sold	44,629	$456,284
Shares issued to shareholders in reinvestment of dividends and distributions	5,331	52,137
Shares redeemed	(25,291)	(259,636)

Net increase (decrease) in shares outstanding before conversion	24,669	248,785
Shares converted into Investor Class (See Note 1)	1,018	10,737
Shares converted from Investor Class (See Note 1)	(6,422)	(66,180)

Net increase (decrease)	19,265	$193,342

Year ended October 31, 2012:
Shares sold	39,075	$384,518
Shares issued to shareholders in reinvestment of dividends and distributions	5,239	48,461
Shares redeemed	(7,758)	(76,600)

Net increase (decrease) in shares outstanding before conversion	36,556	356,379
Shares converted from Investor Class (See Note 1)	(44)	(434)

Net increase (decrease)	36,512	$355,945

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	1,921,192	$19,992,974
Shares issued to shareholders in reinvestment of dividends and distributions	33,227	323,970
Shares redeemed	(240,896)	(2,485,416)

Net increase (decrease) in shares outstanding before conversion	1,713,523	17,831,528
Shares converted into Class A (See Note 1)	6,440	66,180
Shares converted from Class A (See Note 1)	(1,021)	(10,737)

Net increase (decrease)	1,718,942	$17,886,971

Year ended October 31, 2012:
Shares sold	194,782	$1,902,155
Shares issued to shareholders in reinvestment of dividends and distributions	55,930	515,676
Shares redeemed	(285,831)	(2,812,106)

Net increase (decrease) in shares outstanding before conversion	(35,119)	(394,275)
Shares converted into Class A (See Note 1)	44	434

Net increase (decrease)	(35,075)	$(393,841)

Class I	Shares	Amount
Year ended October 31, 2013:
Shares sold	1,466,214	$15,233,348
Shares issued to shareholders in reinvestment of dividends and distributions	139,078	1,364,360
Shares redeemed	(1,577,701)	(16,182,004)

Net increase (decrease)	27,591	$415,704

Year ended October 31, 2012:
Shares sold	1,049,855	$10,361,878
Shares issued to shareholders in reinvestment of dividends and distributions	372,327	3,455,192
Shares redeemed	(2,882,722)	(28,244,104)

Net increase (decrease)	(1,460,540)	$(14,427,034)

Class R2	Shares	Amount
Year ended October 31, 2013:
Shares sold	302,735	$3,095,996
Shares issued to shareholders in reinvestment of dividends and distributions	85,920	839,433
Shares redeemed	(1,767,783)	(18,452,647)

Net increase (decrease)	(1,379,128)	$(14,517,218)

Year ended October 31, 2012:
Shares sold	323,088	$3,182,567
Shares issued to shareholders in reinvestment of dividends and distributions	124,841	1,153,532
Shares redeemed	(329,873)	(3,275,067)

Net increase (decrease)	118,056	$1,061,032

Class R3	Shares	Amount
Year ended October 31, 2013:
Shares sold	2,410	$24,253
Shares issued to shareholders in reinvestment of dividends and distributions	4,305	42,057
Shares redeemed	(91,400)	(926,004)

Net increase (decrease)	(84,685)	$(859,694)

Year ended October 31, 2012:
Shares sold	14,950	$146,111
Shares issued to shareholders in reinvestment of dividends and distributions	5,879	54,319
Shares redeemed	(8,488)	(82,864)

Net increase (decrease)	12,341	$117,566

MainStay Retirement 2020 Fund

Investor Class	Shares	Amount
Year ended October 31, 2013:
Shares sold	200,855	$2,008,185
Shares issued to shareholders in reinvestment of dividends and distributions	19,392	183,062
Shares redeemed	(71,791)	(715,589)

Net increase (decrease) in shares outstanding before conversion	148,456	1,475,658
Shares converted into Investor Class (See Note 1)	1,679	17,095
Shares converted from Investor Class (See Note 1)	(17,094)	(172,392)

Net increase (decrease)	133,041	$1,320,361

Year ended October 31, 2012:
Shares sold	148,691	$1,393,874
Shares issued to shareholders in reinvestment of dividends and distributions	25,393	222,440
Shares redeemed	(75,337)	(709,003)

Net increase (decrease) in shares outstanding before conversion	98,747	907,311
Shares converted into Investor Class (See Note 1)	2,028	19,474
Shares converted from Investor Class (See Note 1)	(19,665)	(188,657)

Net increase (decrease)	81,110	$738,128

82	MainStay Retirement Funds

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	3,228,206	$33,006,648
Shares issued to shareholders in reinvestment of dividends and distributions	62,546	589,177
Shares redeemed	(382,409)	(3,874,594)

Net increase (decrease) in shares outstanding before conversion	2,908,343	29,721,231
Shares converted into Class A (See Note 1)	17,128	172,392
Shares converted from Class A (See Note 1)	(1,683)	(17,095)

Net increase (decrease)	2,923,788	$29,876,528

Year ended October 31, 2012:
Shares sold	376,142	$3,531,714
Shares issued to shareholders in reinvestment of dividends and distributions	119,474	1,044,206
Shares redeemed	(706,049)	(6,618,259)

Net increase (decrease) in shares outstanding before conversion	(210,433)	(2,042,339)
Shares converted into Class A (See Note 1)	19,703	188,657
Shares converted from Class A (See Note 1)	(2,033)	(19,474)

Net increase (decrease)	(192,763)	$(1,873,156)

Class I	Shares	Amount
Year ended October 31, 2013:
Shares sold	2,593,910	$26,453,445
Shares issued to shareholders in reinvestment of dividends and distributions	220,547	2,086,377
Shares redeemed	(1,867,264)	(18,412,262)

Net increase (decrease)	947,193	$10,127,560

Year ended October 31, 2012:
Shares sold	1,764,328	$16,573,076
Shares issued to shareholders in reinvestment of dividends and distributions	554,880	4,871,850
Shares redeemed	(3,656,147)	(33,987,126)

Net increase (decrease)	(1,336,939)	$(12,542,200)

Class R2	Shares	Amount
Year ended October 31, 2013:
Shares sold	448,892	$4,494,915
Shares issued to shareholders in reinvestment of dividends and distributions	121,352	1,144,358
Shares redeemed	(2,820,075)	(28,828,595)

Net increase (decrease)	(2,249,831)	$(23,189,322)

Year ended October 31, 2012:
Shares sold	395,548	$3,719,953
Shares issued to shareholders in reinvestment of dividends and distributions	181,040	1,584,100
Shares redeemed	(219,400)	(2,067,397)

Net increase (decrease)	357,188	$3,236,656

Class R3	Shares	Amount
Year ended October 31, 2013:
Shares sold	17,392	$172,561
Shares issued to shareholders in reinvestment of dividends and distributions	9,561	90,065
Shares redeemed	(232,108)	(2,294,898)

Net increase (decrease)	(205,155)	$(2,032,272)

Year ended October 31, 2012:
Shares sold	23,666	$222,948
Shares issued to shareholders in reinvestment of dividends and distributions	17,420	152,078
Shares redeemed	(42,463)	(393,426)

Net increase (decrease)	(1,377)	$(18,400)

MainStay Retirement 2030 Fund

Investor Class	Shares	Amount
Year ended October 31, 2013:
Shares sold	258,157	$2,515,126
Shares issued to shareholders in reinvestment of dividends and distributions	18,571	168,070
Shares redeemed	(80,714)	(793,725)

Net increase (decrease) in shares outstanding before conversion	196,014	1,889,471
Shares converted into Investor Class (See Note 1)	7,022	69,848
Shares converted from Investor Class (See Note 1)	(30,769)	(301,782)

Net increase (decrease)	172,267	$1,657,537

Year ended October 31, 2012:
Shares sold	238,539	$2,115,112
Shares issued to shareholders in reinvestment of dividends and distributions	29,425	241,610
Shares redeemed	(69,368)	(621,735)

Net increase (decrease) in shares outstanding before conversion	198,596	1,734,987
Shares converted into Investor Class (See Note 1)	7,581	69,882
Shares converted from Investor Class (See Note 1)	(25,457)	(232,018)

Net increase (decrease)	180,720	$1,572,851

mainstayinvestments.com	83

Notes to Financial Statements (continued)

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	2,268,947	$22,656,986
Shares issued to shareholders in reinvestment of dividends and distributions	48,519	438,130
Shares redeemed	(237,355)	(2,316,469)

Net increase (decrease) in shares outstanding before conversion	2,080,111	20,778,647
Shares converted into Class A (See Note 1)	30,823	301,782
Shares converted from Class A (See Note 1)	(7,033)	(69,848)

Net increase (decrease)	2,103,901	$21,010,581

Year ended October 31, 2012:
Shares sold	284,836	$2,524,739
Shares issued to shareholders in reinvestment of dividends and distributions	141,082	1,155,457
Shares redeemed	(662,868)	(5,918,733)

Net increase (decrease) in shares outstanding before conversion	(236,950)	(2,238,537)
Shares converted into Class A (See Note 1)	25,513	232,018
Shares converted from Class A (See Note 1)	(7,598)	(69,882)

Net increase (decrease)	(219,035)	$(2,076,401)

Class I	Shares	Amount
Year ended October 31, 2013:
Shares sold	2,966,530	$29,638,805
Shares issued to shareholders in reinvestment of dividends and distributions	290,574	2,644,223
Shares redeemed	(2,872,135)	(27,242,760)

Net increase (decrease)	384,969	$5,040,268

Year ended October 31, 2012:
Shares sold	2,811,383	$24,999,378
Shares issued to shareholders in reinvestment of dividends and distributions	1,083,338	8,937,540
Shares redeemed	(6,560,799)	(57,500,195)

Net increase (decrease)	(2,666,078)	$(23,563,277)

Class R2	Shares	Amount
Year ended October 31, 2013:
Shares sold	417,493	$4,042,544
Shares issued to shareholders in reinvestment of dividends and distributions	70,941	640,601
Shares redeemed	(1,948,167)	(19,416,404)

Net increase (decrease)	(1,459,733)	$(14,733,259)

Year ended October 31, 2012:
Shares sold	343,378	$3,033,543
Shares issued to shareholders in reinvestment of dividends and distributions	159,426	1,305,703
Shares redeemed	(231,313)	(2,047,603)

Net increase (decrease)	271,491	$2,291,643

Class R3	Shares	Amount
Year ended October 31, 2013:
Shares sold	39,727	$380,323
Shares issued to shareholders in reinvestment of dividends and distributions	23,939	216,646
Shares redeemed	(774,628)	(7,513,531)

Net increase (decrease)	(710,962)	$(6,916,562)

Year ended October 31, 2012:
Shares sold	55,069	$486,836
Shares issued to shareholders in reinvestment of dividends and distributions	60,982	500,662
Shares redeemed	(72,286)	(638,941)

Net increase (decrease)	43,765	$348,557

MainStay Retirement 2040 Fund

Investor Class	Shares	Amount
Year ended October 31, 2013:
Shares sold	229,040	$2,223,113
Shares issued to shareholders in reinvestment of dividends and distributions	12,220	109,608
Shares redeemed	(38,473)	(375,340)

Net increase (decrease) in shares outstanding before conversion	202,787	1,957,381
Shares converted into Investor Class (See Note 1)	2,246	22,216
Shares converted from Investor Class (See Note 1)	(26,841)	(264,667)

Net increase (decrease)	178,192	$1,714,930

Year ended October 31, 2012:
Shares sold	173,625	$1,506,164
Shares issued to shareholders in reinvestment of dividends and distributions	24,021	192,885
Shares redeemed	(65,564)	(573,086)

Net increase (decrease) in shares outstanding before conversion	132,082	1,125,963
Shares converted into Investor Class (See Note 1)	2,232	20,180
Shares converted from Investor Class (See Note 1)	(3,910)	(32,690)

Net increase (decrease)	130,404	$1,113,453

84	MainStay Retirement Funds

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	1,263,786	$12,602,575
Shares issued to shareholders in reinvestment of dividends and distributions	22,301	199,142
Shares redeemed	(162,029)	(1,615,650)

Net increase (decrease) in shares outstanding before conversion	1,124,058	11,186,067
Shares converted into Class A (See Note 1)	26,951	264,667
Shares converted from Class A (See Note 1)	(2,255)	(22,216)

Net increase (decrease)	1,148,754	$11,428,518

Year ended October 31, 2012:
Shares sold	202,934	$1,750,331
Shares issued to shareholders in reinvestment of dividends and distributions	72,612	580,899
Shares redeemed	(363,466)	(3,177,794)

Net increase (decrease) in shares outstanding before conversion	(87,920)	(846,564)
Shares converted into Class A (See Note 1)	3,929	32,690
Shares converted from Class A (See Note 1)	(2,240)	(20,180)

Net increase (decrease)	(86,231)	$(834,054)

Class I	Shares	Amount
Year ended October 31, 2013:
Shares sold	1,864,018	$18,569,678
Shares issued to shareholders in reinvestment of dividends and distributions	169,387	1,524,486
Shares redeemed	(1,235,015)	(11,805,075)

Net increase (decrease)	798,390	$8,289,089

Year ended October 31, 2012:
Shares sold	1,718,790	$14,983,792
Shares issued to shareholders in reinvestment of dividends and distributions	598,514	4,824,024
Shares redeemed	(3,544,526)	(30,355,543)

Net increase (decrease)	(1,227,222)	$(10,547,727)

Class R2	Shares	Amount
Year ended October 31, 2013:
Shares sold	335,117	$3,250,745
Shares issued to shareholders in reinvestment of dividends and distributions	37,720	337,978
Shares redeemed	(1,066,736)	(10,663,690)

Net increase (decrease)	(693,899)	$(7,074,967)

Year ended October 31, 2012:
Shares sold	281,806	$2,449,822
Shares issued to shareholders in reinvestment of dividends and distributions	91,560	734,313
Shares redeemed	(175,743)	(1,528,653)

Net increase (decrease)	197,623	$1,655,482

Class R3	Shares	Amount
Year ended October 31, 2013:
Shares sold	44,761	$418,906
Shares issued to shareholders in reinvestment of dividends and distributions	17,159	153,406
Shares redeemed	(687,052)	(6,662,180)

Net increase (decrease)	(625,132)	$(6,089,868)

Year ended October 31, 2012:
Shares sold	50,718	$437,766
Shares issued to shareholders in reinvestment of dividends and distributions	48,632	389,539
Shares redeemed	(49,056)	(423,846)

Net increase (decrease)	50,294	$403,459

MainStay Retirement 2050 Fund

Investor Class	Shares	Amount
Year ended October 31, 2013:
Shares sold	129,905	$1,255,773
Shares issued to shareholders in reinvestment of dividends and distributions	4,927	43,552
Shares redeemed	(44,156)	(429,044)

Net increase (decrease) in shares outstanding before conversion	90,676	870,281
Shares converted from Investor Class (See Note 1)	(315)	(2,998)

Net increase (decrease)	90,361	$867,283

Year ended October 31, 2012:
Shares sold	105,722	$896,953
Shares issued to shareholders in reinvestment of dividends and distributions	10,806	84,833
Shares redeemed	(24,976)	(212,648)

Net increase (decrease) in shares outstanding before conversion	91,552	769,138
Shares converted from Investor Class (See Note 1)	(4,668)	(40,988)

Net increase (decrease)	86,884	$728,150

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	350,574	$3,461,075
Shares issued to shareholders in reinvestment of dividends and distributions	6,751	59,751
Shares redeemed	(80,800)	(789,015)

Net increase (decrease) in shares outstanding before conversion	276,525	2,731,811
Shares converted into Class A (See Note 1)	315	2,998

Net increase (decrease)	276,840	$2,734,809

Year ended October 31, 2012:
Shares sold	72,938	$619,226
Shares issued to shareholders in reinvestment of dividends and distributions	23,789	186,743
Shares redeemed	(106,216)	(907,858)

Net increase (decrease) in shares outstanding before conversion	(9,489)	(101,889)
Shares converted into Class A (See Note 1)	4,668	40,988

Net increase (decrease)	(4,821)	$(60,901)

mainstayinvestments.com	85

Notes to Financial Statements (continued)

Class I	Shares	Amount
Year ended October 31, 2013:
Shares sold	1,203,773	$11,791,067
Shares issued to shareholders in reinvestment of dividends and distributions	97,940	870,682
Shares redeemed	(850,561)	(8,204,844)

Net increase (decrease)	451,152	$4,456,905

Year ended October 31, 2012:
Shares sold	1,305,238	$11,142,867
Shares issued to shareholders in reinvestment of dividends and distributions	384,302	3,032,141
Shares redeemed	(2,277,665)	(19,023,853)

Net increase (decrease)	(588,125)	$(4,848,845)

Class R2	Shares	Amount
Year ended October 31, 2013:
Shares sold	218,196	$2,111,154
Shares issued to shareholders in reinvestment of dividends and distributions	11,028	97,710
Shares redeemed	(246,099)	(2,419,753)

Net increase (decrease)	(16,875)	$(210,889)

Year ended October 31, 2012:
Shares sold	153,793	$1,310,973
Shares issued to shareholders in reinvestment of dividends and distributions	29,958	235,766
Shares redeemed	(70,166)	(601,166)

Net increase (decrease)	113,585	$945,573

Class R3	Shares	Amount
Year ended October 31, 2013:
Shares sold	30,242	$280,895
Shares issued to shareholders in reinvestment of dividends and distributions	8,952	79,048
Shares redeemed	(470,294)	(4,521,457)

Net increase (decrease)	(431,100)	$(4,161,514)

Year ended October 31, 2012:
Shares sold	60,657	$514,371
Shares issued to shareholders in reinvestment of dividends and distributions	28,903	226,603
Shares redeemed	(11,181)	(94,276)

Net increase (decrease)	78,379	$646,698

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Retirement Funds as of and for the year ended October 31, 2013, events and transactions subsequent to October 31, 2013, through the date the financial statements were issued have been evaluated by the Retirement Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

86	MainStay Retirement Funds

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, and MainStay Retirement 2050 Fund (“the Funds”), five of the funds constituting MainStay Funds Trust, as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, and MainStay Retirement 2050 Fund of MainStay Funds Trust as of October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 20, 2013

mainstayinvestments.com	87

Federal Income Tax Information

(Unaudited)

The Retirement Funds are required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Retirement Funds during such fiscal years. Accordingly, the Retirement Funds paid the following as long term capital gain distributions.

MainStay Retirement 2010 Fund	$970,462
MainStay Retirement 2020 Fund	1,581,688
MainStay Retirement 2030 Fund	1,695,766
MainStay Retirement 2040 Fund	936,547
MainStay Retirement 2050 Fund	362,618

For the fiscal year ended October 31, 2013, the Retirement Funds designated approximately the following amounts under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

QDI$
MainStay Retirement 2010 Fund	$312,158
MainStay Retirement 2020 Fund	673,198
MainStay Retirement 2030 Fund	1,054,642
MainStay Retirement 2040 Fund	739,613
MainStay Retirement 2050 Fund	454,765

The dividends paid by the following Retirement Funds during the fiscal year ended October 31, 2013, which are not designated as capital gain distributions should be multiplied by the following percentages to arrive at the amount eligible for the corporate dividend-received deduction.

DRD%
MainStay Retirement 2010 Fund	15.4%
MainStay Retirement 2020 Fund	20.5
MainStay Retirement 2030 Fund	31.3
MainStay Retirement 2040 Fund	36.3
MainStay Retirement 2050 Fund	37.7

Under the Regulated Investment Company Modernization Act of 2010, any qualified Fund of Funds will be permitted to pass through foreign tax credits it received from it’s underlying investments. The list of qualified Fund of Funds passing through foreign tax credits for the tax year ended 10/31/13 is listed below.

FTC$
MainStay Retirement 2010 Fund	$11,619
MainStay Retirement 2020 Fund	28,780
MainStay Retirement 2030 Fund	50,304
MainStay Retirement 2040 Fund	39,626
MainStay Retirement 2050 Fund	26,395

In February 2014, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2013. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Retirement Funds’ fiscal year end October 31, 2013.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Retirement Funds’ securities is available without charge, upon request, (i) by visiting the Retirement Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Retirement Funds are required to file with the SEC their proxy voting records for each Retirement Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each Retirement Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each Retirement Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

88	MainStay Retirement Funds

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008***.	Chief Investment Officer, New York Life Insurance Company (since 2011); President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC (since 2008); Member of the Board, MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, and Cornerstone Capital Management Holdings LLC (fka Madison Square Investors LLC) (since 2008); Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012); Member of the Board of Private Advisors, L.L.C.(since 2010); Member of the Board of MCF Capital Management LLC (since 2012); and President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	79

MainStay VP Funds Trust:
Trustee since 2008
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com	89

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990***.	President; Strategic Management Advisors LLC (since 1990)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (50 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011; Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios); State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002***.	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	79

MainStay VP Funds Trust:
Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Managing Director, ICC Capital Management; President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	79

MainStay VP Funds Trust: Trustee
since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

90	MainStay Retirement Funds

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009.	Visiting Professor, University of California—San Diego (since 2012); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School Business, University of Chicago (since 2008)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	79

MainStay VP Funds Trust:
Trustee since 1997
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (25 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

mainstayinvestments.com	91

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.*

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance, New York Life Investment Management LLC (since 2009); Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2009)**; Assistant Secretary, MainStay Funds (2006 to 2008) and MainStay VP Series Fund, Inc. (2005 to 2008)**
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (2006 to 2012); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

92	MainStay Retirement Funds

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-31992 MS322-13	MSRF11-12/13 NL0C1

MainStay Floating Rate Fund

Message from the President and Annual Report

October 31, 2013

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Message from the President

With a few notable exceptions, major stock markets around the world tended to advance strongly during the 12 months ended October 31, 2013. According to Russell data, many U.S. stock indexes rose more than 25%, and some exceeded 30%. In the United States, growth stocks tended to outperform value stocks, but the differences were slight among large-capitalization issues.

European stocks were generally strong, with some regional variations. The market seemed convinced that the European Union would remain intact and that economic recovery would be possible, even in troubled peripheral nations. Japanese stocks advanced as the yen weakened and monetary and fiscal stimulus plans went into effect. Slowing growth prospects for China, however, led to weaker stock-market performance for that nation and its major suppliers, including Peru, Chile and Indonesia.

In the United States, stocks were buoyed by steady progress in corporate earnings and general improvements in profits. Stock prices occasionally faltered as politicians debated the so-called fiscal cliff, imposed a government shutdown and wrangled over debt limits. But stocks quickly recovered when agreements were reached and the government shutdown ended.

The Federal Reserve maintained the federal funds target rate in a range near zero, which drew money into stocks. When the Federal Reserve suggested that it might begin to gradually taper its security purchases, however, U.S. Treasury yields rose sharply. Stocks that tend to serve as a proxy for yield, including real estate investment trusts (REITs) and utilities, sold off. In September, the Federal Reserve noted that economic conditions did not yet warrant the anticipated tapering, and the announcement helped calm investor concerns.

Rising interest rates left many bond investors in negative territory for the 12 months ended October 31, 2013. (Bond prices tend to fall as interest rates rise and tend to rise as interest rates fall.) As an asset class, U.S. Treasury securities generally provided negative total returns, as did many high-grade bonds. Searching for additional yield, many fixed-income investors took on the higher risk of high-yield bonds, which advanced during the reporting period. Others moved into convertible bonds, which generally benefited from the rising stock market.

Through all of these market changes, the portfolio managers of MainStay Funds focused on the investment objectives of their respective Funds and on the available investment strategies. Our portfolio managers used disciplined investment techniques, seeking to achieve long-term results consistent with their mandate.

Whether the markets go up or down, we believe that shareholders do well to maintain a long-term, wide-range perspective. With appropriate diversification, negative results in one asset class may be balanced by positive results in others. While some investors find volatility troublesome, experienced investors know that without it, market opportunities would be limited.

The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2013. While past performance is no guarantee of future results, we encourage you to get invested, stay invested and add to your investments whenever you can.

We thank you for choosing MainStay Funds, and we look forward to strengthening our relationship over time.

Sincerely,

Stephen P. Fisher

President

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2013

Class	Sales Charge		One Year	Five Year	Since Inception (5/3/04)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	1.25 4.38%	7.97 8.63%	3.64 3.97%	1.06 1.06%
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	1.30 4.43	8.08 8.74	3.70 4.03	0.99 0.99
Class B Shares	Maximum 3% CDSC if Redeemed Within the First Four Years of Purchase	With sales charges Excluding sales charges	0.60 3.60	7.85 7.85	3.21 3.21	1.81 1.81
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	2.49 3.49	7.83 7.83	3.20 3.20	1.81 1.81
Class I Shares	No Sales Charge		4.69	9.01	4.30	0.74

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Since Inception
Credit Suisse Leveraged Loan Index[4]	6.28%	10.58%	4.98%
Average Lipper Loan Participation Fund[5]	5.56	9.83	3.86

4.	The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar-denominated non-investment-grade loans. Results assume reinvestment of all income and capital gains. The Credit Suisse Leveraged Loan Index is the Fund’s broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5.	The average Lipper loan participation fund is representative of funds that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Floating Rate Fund

Cost in Dollars of a $1,000 Investment in MainStay Floating Rate Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2013, to October 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2013, to October 31, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/13	Ending Account Value (Based on Actual Returns and Expenses) 10/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,010.20	$5.27	$1,020.00	$5.30

Class A Shares	$1,000.00	$1,010.30	$5.07	$1,020.20	$5.09

Class B Shares	$1,000.00	$1,006.30	$9.05	$1,016.20	$9.10

Class C Shares	$1,000.00	$1,005.30	$9.05	$1,016.20	$9.10

Class I Shares	$1,000.00	$1,011.60	$3.80	$1,021.40	$3.82

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.04% for Investor Class, 1.00% for Class A, 1.79% for Class B and Class C and 0.75% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of October 31, 2013 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2013 (excluding short-term investments) (Unaudited)

1.	Hilton Worldwide Finance LLC, 4.00%, due 10/26/20

2.	Neiman Marcus Group, Inc. (The), 5.00%, due 10/26/20

3.	First Data Corp., 4.17%–6.75%, due 3/24/17–11/1/20

4.	Scientific Games International, Inc., 4.25%–6.25%, due 9/1/20–10/18/20

5.	Asurion LLC, 4.50%, due 5/24/19
6.	Univision Communications, Inc., 4.00%–4.50%, due 3/2/20

7.	Rexnord LLC, 4.00%, due 8/21/20

8.	Dell, Inc., 4.50%, due 4/29/20

9.	Axalta Coating Systems U.S. Holdings, Inc., 4.75%, due 2/3/20

10.	TWCC Holding Corp., 3.50%–7.00%, due 2/13/17–6/26/20

8	MainStay Floating Rate Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Robert H. Dial, Mark A. Campellone and Arthur S. Torrey of New York Life Investments,1 the Fund’s Manager.

How did MainStay Floating Rate Fund perform relative to its benchmark and peers during the 12 months ended October 31, 2013?

Excluding all sales charges, MainStay Floating Rate Fund returned 4.38% for Investor Class shares, 4.43% for Class A shares, 3.60% for Class B shares and 3.49% for Class C shares for the 12 months ended October 31, 2013. Over the same period, the Fund’s Class I shares returned 4.69%. All share classes underperformed the 6.28% return of the Credit Suisse Leveraged Loan Index,2 which is the Fund’s broad-based securities-market index, and the 5.56% return of the average Lipper3 loan participation fund for the 12 months ended October 31, 2013. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s underperformance resulted largely from an overweight position relative to the Credit Suisse Leveraged Loan Index in credits rated BB4 and an underweight position relative to the Index in unrated credits, distressed credits, and loans rated CCC5 and lower. Riskier assets (those rated CCC and lower and distressed credits) outperformed less-risky credits (loans rated BB) during the reporting period. The Fund’s cash position was also a drag on relative performance.

The Fund did rebalance its credit-quality exposures during the reporting period, reducing its allocation to credits rated BB in favor of credits rated B.6 The Fund also modestly increased its exposure to credits rated CCC, but it remained underweight relative to the Credit Suisse Leveraged Loan Index.

What was the Fund’s duration7 strategy during the reporting period?

The Fund invested in floating-rate loans that had a weighted average effective duration of less than three months. Floating-

rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years. The underlying interest-rate contracts of the Fund’s loans, which are typically pegged to LIBOR,8 reset every 30, 60, 90 or 180 days. The Fund’s weighted average days-to-reset figure at October 31, 2013, was 49 days, which we consider to be a short duration. Since reset dates may vary for different loans, the actual period between a shift in interest rates and the time when the Fund would “catch up” may differ.

During the reporting period, which market segments made the strongest positive contributions to the Fund’s performance and which market segments were particularly weak?

The Fund benefited from a position in high-yield corporate bonds during the first half of the reporting period, but this likely detracted from performance relative to the Credit Suisse Leveraged Loan Index during the second half of the period. Security selection contributed to the Fund’s performance relative to the Index. (Contributions take weightings and total returns into account.) The Fund’s positions in distressed credits, unrated credits and loans rated CCC or lower provided positive total returns, but the Fund’s underweight position in these loans relative to the Credit Suisse Leveraged Loan Index detracted from relative performance. The Fund’s cash position, largely driven by unsettled trades, also detracted from the Fund’s relative performance.

Did the Fund make any significant adjustments from a sector positioning perspective during the reporting period?

The Fund’s health care sector exposure decreased to a significantly underweight position compared to the Credit Suisse Leveraged Loan Index. We believed that the sector was not attractively valued. In contrast, the Fund increased its exposures to the services, information technology and financials sectors in light of valuations that we viewed to be more compelling.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary, New York Life Investment Management LLC.
2.	See footnote on page 6 for more information on the Credit Suisse Leveraged Loan Index.
3.	See footnote on page 6 for more information on Lipper Inc.
4.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5.	An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
6.	An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
7.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
8.	London InterBank Offered Rate (LIBOR) is an interest rate that is widely used as a reference rate in bank, corporate and government lending agreements.

mainstayinvestments.com	9

How was the Fund positioned at the end of the reporting period?

As of October 31, 2013, the Fund was slightly overweight relative to the Credit Suisse Leveraged Loan Index in credits rated B and had a neutral position in relation to the Index in credits rated BB. As of the same date, the Fund was underweight in distressed credits, unrated credits and loans rated CCC or lower.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment

10	MainStay Floating Rate Fund

Portfolio of Investments October 31, 2013

	Principal Amount	Value

Long-Term Bonds 95.6%† Corporate Bonds 2.9%
Aerospace & Defense 0.2%
Oshkosh Corp. 8.25%, due 3/1/17	$3,400,000	$3,604,000

Broadcasting & Entertainment 0.5%
♦Scientific Games International, Inc. 6.25%, due 9/1/20	3,000,000	3,082,500
Sinclair Television Group, Inc. 8.375%, due 10/15/18	5,000,000	5,475,000

		8,557,500

Buildings & Real Estate 0.2%
Building Materials Corp. of America 6.875%, due 8/15/18 (a)	2,400,000	2,556,000
CBRE Services, Inc. 6.625%, due 10/15/20	800,000	862,000

		3,418,000

Chemicals, Plastics & Rubber 0.2%
Ineos Finance PLC 8.375%, due 2/15/19 (a)	2,000,000	2,230,000
Kraton Polymers LLC / Kraton Polymers Capital Corp. 6.75%, due 3/1/19	500,000	521,250

		2,751,250

Containers, Packaging & Glass 0.5%
Berry Plastics Corp. 9.50%, due 5/15/18	3,000,000	3,255,000
Greif, Inc. 7.75%, due 8/1/19	1,350,000	1,528,875
Reynolds Group Issuer, Inc. 9.875%, due 8/15/19	1,100,000	1,216,875
Sealed Air Corp. 6.50%, due 12/1/20 (a)	1,764,000	1,916,145

		7,916,895

Diversified Natural Resources, Precious Metals & Minerals 0.1%
Boise Paper Holdings LLC / Boise Co-Issuer Co. 8.00%, due 4/1/20	1,300,000	1,472,900

Finance 0.2%
Nationstar Mortgage LLC / Nationstar Capital Corp. 6.50%, due 7/1/21	3,000,000	2,947,500
6.50%, due 6/1/22	1,400,000	1,366,750

		4,314,250

	Principal Amount	Value

Forest Products & Paper 0.1%
Sappi Papier Holding GmbH 6.625%, due 4/15/21 (a)	$2,500,000	$2,350,000

Healthcare, Education & Childcare 0.1%
Grifols, Inc. 8.25%, due 2/1/18	1,385,000	1,487,144

Mining, Steel, Iron & Non-Precious Metals 0.4%
FMG Resources August 2006 Pty, Ltd. 6.00%, due 4/1/17 (a)	2,000,000	2,090,000
6.375%, due 2/1/16 (a)	4,000,000	4,170,000

		6,260,000

Oil & Gas 0.1%
Inergy Midstream, L.P. / NRGM Finance Corp. 6.00%, due 12/15/20 (a)	1,800,000	1,840,500

Software 0.3%
♦First Data Corp. 6.75%, due 11/1/20 (a)	4,235,000	4,483,806

Telecommunications 0.0%‡
MetroPCS Wireless, Inc. 6.25%, due 4/1/21 (a)	600,000	627,750

Total Corporate Bonds (Cost $46,600,131)		49,083,995

Floating Rate Loans 87.0% (b)
Aerospace & Defense 3.2%
Aeroflex, Inc. New Term Loan B 4.50%, due 11/11/19	7,047,548	7,098,643
American Airlines, Inc. Exit Term Loan 4.75%, due 6/27/19	6,538,625	6,574,823
Booz Allen Hamilton, Inc. New Term Loan 3.75%, due 7/31/19	10,418,560	10,409,881
Digitalglobe, Inc. New Term Loan B 3.75%, due 1/31/20	1,194,000	1,199,472
SI Organization, Inc. (The) Term Loan B 5.50%, due 11/22/16	7,440,485	7,291,675
Six3 Systems, Inc. Term Loan B 7.00%, due 10/4/19 (c)	3,176,000	3,183,940

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2013, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Aerospace & Defense (continued)
Spirit Aerosystems, Inc. Term Loan B 3.75%, due 4/18/19	$4,412,800	$4,434,864
TransDigm, Inc. Term Loan C 3.75%, due 2/28/20	6,211,780	6,211,780
U.S. Airways Group, Inc. Term Loan B1 4.25%, due 5/23/19	8,455,556	8,458,574

		54,863,652

Automobile 4.2%
Affinia Group Intermediate Holdings, Inc. Term Loan B2 4.75%, due 4/27/20	6,137,436	6,191,139
Allison Transmission, Inc. Term Loan B2 3.18%, due 8/7/17	8,120,028	8,140,328
ASP HHI Acquisition Co., Inc. Additional Term Loan 5.00%, due 10/5/18	4,033,097	4,060,321
Capital Automotive, L.P.
New Term Loan B 4.00%, due 4/10/19	8,166,188	8,198,510
New 2nd Lien Term Loan 6.00%, due 4/30/20	1,666,667	1,712,500
Chrysler Group LLC New Term Loan B 4.25%, due 5/24/17	6,832,688	6,883,892
Federal-Mogul Corp.
Term Loan B 2.118%, due 12/29/14	1,897,454	1,876,447
Term Loan C 2.118%, due 12/28/15	3,523,945	3,484,931
Goodyear Tire & Rubber Co. (The) New 2nd Lien Term Loan 4.75%, due 4/30/19	9,000,000	9,075,942
KAR Auction Services, Inc. Term Loan B 3.75%, due 5/19/17	5,002,667	5,022,993
Metaldyne LLC REFI Term Loan B 5.00%, due 12/18/18	6,203,125	6,231,554
Tomkins LLC Term Loan B2 3.75%, due 9/29/16	5,372,422	5,381,824
Tower Automotive Holdings USA LLC Term Loan B 4.75%, due 4/23/20	5,306,700	5,366,400

		71,626,781

	Principal Amount	Value

Beverage, Food & Tobacco 2.6%
AdvancePierre Foods, Inc. Term Loan 5.75%, due 7/10/17	$4,974,937	$4,999,812
American Seafoods Group LLC New Term Loan B 4.252%, due 3/16/18 (c)	2,390,033	2,373,602
Del Monte Foods Co. Term Loan 4.00%, due 3/8/18	12,792,681	12,799,077
HJ Heinz Co. Term Loan B2 3.50%, due 6/5/20	9,950,063	10,015,594
Michael Foods Group, Inc. Term Loan 4.25%, due 2/23/18	8,260,553	8,309,604
Pinnacle Foods Finance LLC Term Loan G 3.25%, due 4/29/20	4,776,000	4,766,620

		43,264,309

Broadcasting & Entertainment 3.8%
Cequel Communications LLC Term Loan B 3.50%, due 2/14/19	6,313,950	6,310,793
Charter Communications Operating LLC Term Loan E 3.00%, due 7/1/20	3,591,000	3,551,826
Cumulus Media Holdings, Inc. 1st Lien Term Loan 4.50%, due 9/17/18	6,053,934	6,093,030
Foxco Acquisition Sub LLC New Term Loan B 5.50%, due 7/14/17	1,900,410	1,906,744
Hubbard Radio LLC Term Loan B 4.50%, due 4/29/19	4,722,644	4,746,257
♦TWCC Holding Corp.
REFI Term Loan B 3.50%, due 2/13/17	9,586,174	9,604,934
2nd Lien Term Loan 7.00%, due 6/26/20	4,666,667	4,789,167
♦Univision Communications, Inc.
Term Loan C3 4.00%, due 3/2/20	3,582,000	3,574,965
Converted Extended Term Loan 4.50%, due 3/2/20	12,163,898	12,200,012
WideOpenWest Finance LLC Term Loan B 4.75%, due 4/1/19	11,870,362	11,943,068

		64,720,796

12	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Buildings & Real Estate 3.0%
Armstrong World Industries, Inc. New Term Loan B 3.50%, due 3/16/20	$5,671,401	$5,680,265
CB Richard Ellis Services, Inc. New Term Loan B 2.93%, due 3/29/21	4,423,784	4,425,168
Continental Building Products LLC
1st Lien Term Loan 4.50%, due 8/31/20	5,791,667	5,784,427
2nd Lien Term Loan 8.50%, due 2/15/21	1,333,333	1,335,556
CPG International, Inc. New Term Loan 4.75%, due 9/30/20	4,166,667	4,164,063
Realogy Corp. Extended Term Loan 4.50%, due 3/5/20	12,387,750	12,490,977
USIC Holdings, Inc. 1st Lien Term Loan 4.75%, due 7/10/20 (c)	5,985,000	6,009,940
Wilsonart International Holdings LLC Term Loan B 4.00%, due 10/31/19	11,543,280	11,398,989

		51,289,385

Cargo Transport 0.3%
Swift Transportation Co., Inc. New Term Loan B2 4.00%, due 12/21/17	4,486,492	4,512,290

Chemicals, Plastics & Rubber 3.7%
Allnex USA, Inc.
USD Term Loan B1 4.50%, due 10/3/19	2,527,159	2,538,215
USD Term Loan B2 4.50%, due 10/3/19	1,311,221	1,316,958
2nd Lien Term Loan 8.25%, due 4/3/20	600,000	616,500
Arysta LifeScience Corp.
1st Lien Term Loan 4.50%, due 5/29/20	5,994,000	6,016,477
2nd Lien Term Loan 8.25%, due 11/30/20	1,200,000	1,207,500
♦Axalta Coating Systems U.S. Holdings, Inc. Term Loan 4.75%, due 2/3/20	14,285,656	14,426,284
General Chemical Corp. New Term Loan 5.002%, due 10/6/15	4,885,214	4,915,746

	Principal Amount	Value

Chemicals, Plastics & Rubber (continued)
Ineos US Finance LLC 6 Year Term Loan 4.00%, due 5/4/18	$11,807,910	$11,837,430
MacDermid, Inc. 1st Lien Term Loan 4.00%, due 6/8/20	5,985,000	5,995,474
OXEA Finance LLC USD Term Loan B2 4.25%, due 1/15/20	5,000,000	5,006,250
Univar, Inc. Term Loan B 5.00%, due 6/30/17	9,307,885	9,139,180

		63,016,014

Containers, Packaging & Glass 1.8%
Berlin Packaging LLC
1st Lien Term Loan 4.75%, due 4/2/19	2,750,000	2,760,312
New 2nd Lien Term Loan 8.75%, due 4/2/20	5,000,000	5,075,000
Berry Plastics Holding Corp. Term Loan C 2.168%, due 4/3/15	981,627	982,088
BWAY Corp. Term Loan B 4.50%, due 8/7/17	4,631,601	4,656,690
Caraustar Industries, Inc. Term Loan 7.50%, due 5/1/19	1,966,500	1,999,276
Pact Group (USA), Inc. USD Term Loan B 3.75%, due 5/29/20	1,675,800	1,660,089
Reynolds Group Holdings, Inc. New Dollar Term Loan 4.75%, due 9/28/18	13,004,806	13,092,588

		30,226,043

Diversified/Conglomerate Manufacturing 2.7%
Colfax Corp. New Term Loan B 3.25%, due 1/11/19	5,024,531	5,023,632
Gardner Denver, Inc. USD Term Loan 4.25%, due 7/30/20	13,800,000	13,801,573
Quikrete Holdings, Inc.
1st Lien Term Loan 4.00%, due 9/25/20	13,000,000	13,041,691
2nd Lien Term Loan 7.00%, due 3/26/21	1,300,000	1,324,917
Sensus USA, Inc. 1st Lien Term Loan 4.75%, due 5/9/17	2,047,500	2,038,542

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Diversified/Conglomerate Manufacturing (continued)
Terex Corp. REFI Term Loan B 4.50%, due 4/28/17	$895,166	$897,963
Veyance Technologies, Inc. 1st Lien Term Loan 5.25%, due 9/8/17	9,738,036	9,677,174

		45,805,492

Diversified/Conglomerate Service 7.3%
Acosta, Inc. Term Loan B 4.25%, due 3/2/18	6,672,120	6,684,630
Advantage Sales & Marketing, Inc.
New 1st Lien Term Loan 4.25%, due 12/18/17	5,320,144	5,330,119
New 2nd Lien Term Loan 8.25%, due 6/18/18	1,542,857	1,558,286
Brickman Group Holdings, Inc.
New Term Loan B2 3.259%, due 10/14/16	2,958,209	2,967,453
New Term Loan B3 4.00%, due 9/28/18	3,731,045	3,747,368
Brock Holdings III, Inc.
New Term Loan B 6.009%, due 3/16/17	5,114,461	5,118,721
New 2nd Lien Term Loan 10.00%, due 3/16/18	1,350,000	1,366,875
CCC Information Services, Inc. Term Loan 4.00%, due 12/20/19	5,488,750	5,488,750
Ceridian Corp. New Term Loan B 4.42%, due 5/9/17	4,000,000	4,011,668
CompuCom Systems, Inc. REFI Term Loan B 4.25%, due 5/11/20	10,274,250	10,278,534
Crossmark Holdings, Inc.
1st Lien Term Loan 4.50%, due 12/20/19 (c)	2,977,500	2,957,030
2nd Lien Term Loan 8.75%, due 12/21/20 (c)	1,800,000	1,795,500
Emdeon Business Services LLC Term Loan B2 3.75%, due 11/2/18	3,443,981	3,451,155
♦First Data Corp.
New 2017 Term Loan 4.17%, due 3/24/17	4,670,416	4,678,724
Extended 2018 Term Loan B 4.17%, due 3/23/18	4,000,000	4,003,332
2018 Term Loan 4.17%, due 9/24/18	5,100,000	5,106,375

	Principal Amount	Value

Diversified/Conglomerate Service (continued)
Genesys Telecom Holdings U.S., Inc. New Term Loan B 4.00%, due 2/7/20	$3,648,307	$3,623,984
Information Resources, Inc. Term Loan B 4.75%, due 9/30/20	2,000,000	2,008,334
Mitchell International, Inc.
New 1st Lien Term Loan 4.50%, due 10/8/20	5,216,667	5,234,602
New 2nd Lien Term Loan 8.50%, due 10/11/21	1,625,000	1,641,250
Sabre, Inc.
Term Loan C 4.00%, due 2/19/18	2,766,234	2,769,196
Term Loan B 5.25%, due 2/19/19	7,949,465	8,014,762
ServiceMaster Co.
New Term Loan 4.25%, due 1/31/17	6,066,687	5,958,627
Extended Term Loan 4.43%, due 1/31/17	7,173,568	7,044,444
Sophia, L.P. New Term Loan B 4.50%, due 7/19/18	3,037,671	3,057,741
SunGard Data Systems, Inc.
Term Loan C 3.924%, due 2/28/17	2,522,010	2,527,223
Term Loan E 4.00%, due 3/9/20	7,761,000	7,821,637
Verint Systems, Inc. New Term Loan B 4.00%, due 9/6/19	5,078,809	5,094,680

		123,341,000

Ecological 0.7%
ADS Waste Holdings, Inc. New Term Loan B 4.25%, due 10/9/19	10,173,125	10,226,107
Multi Packaging Solutions, Inc. New Term Loan B 4.25%, due 8/21/20	1,000,000	1,001,667
Synagro Technologies, Inc. 2nd Lien Term Loan 5.055%, due 10/2/14 (d)	469,146	187,658

		11,415,432

Electronics 4.6%
Blue Coat Systems, Inc.
New Term Loan 4.50%, due 5/31/19	5,384,741	5,400,448
2nd Lien Term Loan 9.50%, due 6/30/20	4,000,000	4,040,000

14	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Electronics (continued)
BMC Software Finance, Inc. USD Term Loan 5.00%, due 9/10/20	$10,800,000	$10,899,004
CDW LLC New Term Loan 3.50%, due 4/29/20	6,994,989	6,946,416
♦Dell, Inc. USD Term Loan B 4.50%, due 4/29/20	15,000,000	14,906,250
Eagle Parent, Inc. New Term Loan 4.50%, due 5/16/18	9,815,175	9,864,251
EIG Investors Corp. New 1st Lien Term Loan 6.25%, due 11/6/19	5,213,368	5,228,575
Evertec Group LLC New Term Loan B 3.50%, due 4/17/20	7,986,250	7,744,171
Infor US, Inc.
USD Term Loan B3 3.75%, due 6/3/20	1,994,967	1,987,486
USD Term Loan B2 5.25%, due 4/5/18	6,972,340	7,019,333
Sensata Technologies Finance Co. LLC Term Loan 3.75%, due 5/11/18	2,800,137	2,826,119

		76,862,053

Finance 3.2%
Avis Budget Car Rental LLC New Term Loan B 3.00%, due 3/15/19	7,550,380	7,527,729
Brand Energy & Infrastructure Services, Inc.
Term Loan 1 Canadian 6.25%, due 10/23/18	691,535	692,054
USD Term Loan B1 6.25%, due 10/23/18	2,881,397	2,883,558
Duff & Phelps Investment Management Co. Term Loan B 4.50%, due 4/23/20	6,990,000	6,995,823
Harbourvest Partners LLC Term Loan B 4.75%, due 11/21/17	4,048,113	4,073,414
Hertz Corp. (The)
Term Loan B2 3.00%, due 3/11/18	6,597,301	6,595,928
New Synthetic LC 3.75%, due 3/9/18	5,250,000	5,197,500

	Principal Amount	Value

Finance (continued)
Istar Financial, Inc. Term Loan 4.50%, due 10/16/17	$9,577,677	$9,610,605
Ocwen Financial Corp. Term Loan 5.00%, due 2/15/18	3,582,000	3,611,552
Safe Guard Products International LLC Term Loan 7.25%, due 12/21/18	5,662,237	5,676,393
StoneRiver Holdings, Inc. 1st Lien Term Loan 4.50%, due 11/29/19	1,632,436	1,630,395

		54,494,951

Grocery 0.5%
Roundy’s Supermarkets, Inc. Term Loan B 5.75%, due 2/13/19	8,716,488	8,603,174

Healthcare, Education & Childcare 7.0%
Biomet, Inc. Term Loan B2 3.69%, due 7/25/17	7,906,223	7,956,823
Community Health Systems, Inc. Extended Term Loan 3.76%, due 1/25/17	7,772,777	7,794,370
DaVita, Inc. New Term Loan B 4.50%, due 10/20/16	10,177,041	10,227,927
Envision Healthcare Corp. Term Loan 4.00%, due 5/25/18	6,253,262	6,263,311
Generic Drug Holdings, Inc. Term Loan B1 5.00%, due 10/29/19	1,496,250	1,502,485
Gentiva Health Services, Inc. New Term Loan B 6.50%, due 10/18/19	2,500,000	2,481,250
Grifols, Inc. New Term Loan B 4.25%, due 6/1/17	8,697,771	8,749,957
HCA, Inc.
Extended Term Loan B4 2.918%, due 5/1/18	5,816,658	5,827,006
Term Loan B5 2.998%, due 3/31/17	654,681	655,905
Hologic, Inc. New Term Loan B 3.75%, due 8/1/19	6,863,684	6,892,600

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Healthcare, Education & Childcare (continued)
Iasis Healthcare LLC Term Loan B2 4.50%, due 5/3/18	$4,680,630	$4,706,327
IMS Health, Inc. USD Term Loan B1 3.75%, due 9/1/17	1,581,557	1,588,971
Kinetic Concepts, Inc.
Incremental Term Loan D-1 4.50%, due 5/4/18	3,333,333	3,356,000
USD Term Loan D1 4.50%, due 5/4/18	4,421,615	4,451,461
Onex Carestream Finance, L.P.
1st Lien Term Loan 5.00%, due 6/7/19	8,887,500	8,960,822
2nd Lien Term Loan 9.50%, due 6/7/19	4,666,666	4,672,499
Par Pharmaceutical Co., Inc. REFI Term Loan B 4.25%, due 9/30/19	2,227,542	2,230,304
Pharmaceutical Product Development, Inc. New Term Loan B 4.25%, due 12/5/18	6,394,125	6,430,060
Quintiles Transnational Corp. New Term Loan B 4.00%, due 6/8/18	8,338,251	8,355,620
RPI Finance Trust New Term Loan Tranche 2 3.50%, due 5/9/18	9,143,342	9,168,486
Select Medical Corp. Series C Term Loan B 4.001%, due 6/1/18	2,760,515	2,769,716
Surgical Care Affiliates, Inc. Class C Incremental Term Loan 4.25%, due 6/29/18	2,787,389	2,759,515

		117,801,415

Home and Office Furnishings, Housewares & Durable Consumer Products 0.6%
Jarden Corp. Add-On Term Loan B1 2.918%, due 9/30/20	5,000,000	5,002,085
Tempur-Pedic International, Inc. REFI Term Loan B 3.50%, due 3/18/20	5,097,316	5,083,513

		10,085,598

Hotels, Motels, Inns & Gaming 4.5%
Caesars Entertainment Operating Co., Inc.
Extended Term Loan B5 4.488%, due 1/26/18	3,832,264	3,507,120

	Principal Amount	Value

Hotels, Motels, Inns & Gaming (continued)
Caesars Entertainment Operating Co., Inc. (continued)
Extended Term Loan B6 5.488%, due 1/26/18	$3,437,099	$3,221,803
Caesars Entertainment Resort Properties LLC Term Loan B 7.00%, due 10/12/20	3,000,000	2,959,689
♦Hilton Worldwide Finance LLC USD Term Loan B2 4.00%, due 10/26/20	21,840,000	21,960,120
Las Vegas Sands LLC
Extended Delayed Draw Term Loan 2.67%, due 11/23/16	637,308	636,711
Extended Term Loan B 2.67%, due 11/23/16	1,906,503	1,905,312
MGM Resorts International Term Loan B 3.50%, due 12/20/19	7,514,615	7,505,221
Pinnacle Entertainment, Inc. Term Loan B2 3.75%, due 8/13/20	6,840,000	6,838,577
♦Scientific Games International, Inc. New Term Loan B 4.25%, due 10/18/20	14,000,000	14,004,998
Station Casinos LLC New Term Loan B 5.00%, due 3/1/20	10,765,900	10,846,558
Twin River Management Group, Inc. Term Loan B 5.25%, due 11/9/18	2,432,222	2,453,504

		75,839,613

Insurance 2.3%
♦Asurion LLC New Term Loan B1 4.50%, due 5/24/19	16,758,087	16,734,525
Hub International, Ltd. Term Loan B 4.75%, due 10/2/20	7,037,931	7,057,729
Multiplan, Inc. New Term Loan B 4.00%, due 8/25/17	7,201,300	7,246,307
Sedgwick CMS Holdings, Inc.
New 1st Lien Term Loan 4.25%, due 6/12/18	6,982,500	6,991,228
New 2nd Lien Term Loan 8.00%, due 12/12/18	1,000,000	1,015,000

		39,044,789

16	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Leisure, Amusement, Motion Pictures & Entertainment 2.9%
Activision Blizzard, Inc. Term Loan B 3.25%, due 10/11/20	$4,958,333	$4,968,959
AMC Entertainment, Inc. New Term Loan 3.50%, due 4/30/20	1,990,000	1,987,869
Boyd Gaming Corp. Term Loan B 4.00%, due 8/14/20	3,093,333	3,091,013
CityCenter Holdings LLC Term Loan B 5.00%, due 10/16/20	7,800,000	7,861,753
SeaWorld Parks & Entertainment, Inc. Term Loan B2 3.00%, due 5/14/20	8,994,138	8,913,568
Travelport LLC REFI Term Loan 6.25%, due 6/26/19	11,172,000	11,356,338
US Finco LLC
1st Lien Term Loan 4.00%, due 5/29/20	3,670,800	3,670,800
2nd Lien Term Loan 8.25%, due 11/30/20	2,400,000	2,430,000
WMG Acquisition Corp. New Term Loan 3.75%, due 7/1/20	4,333,327	4,325,202

		48,605,502

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 3.3%
Alliance Laundry Systems LLC
REFI Term Loan 4.25%, due 12/10/18	5,910,972	5,925,749
2nd Lien Term Loan 9.50%, due 12/10/19	1,534,091	1,548,473
Apex Tool Group LLC Term Loan B 4.50%, due 1/31/20	8,870,487	8,904,985
CPM Acquisition Corp.
1st Lien Term Loan 6.25%, due 8/29/17	2,970,000	2,977,425
2nd Lien Term Loan 10.25%, due 3/1/18	1,093,700	1,096,434
Generac Power Systems, Inc. Term Loan B 3.50%, due 5/29/20	8,870,337	8,831,529
Manitowoc Co., Inc. (The) New Term Loan B 4.25%, due 11/13/17	245,167	245,167

	Principal Amount	Value

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) (continued)
♦Rexnord LLC 1st Lien Term Loan B 4.00%, due 8/21/20	$15,265,328	$15,270,106
Silver II US Holdings LLC Term Loan 4.00%, due 12/13/19	11,309,664	11,282,962

		56,082,830

Media 0.6%
Clear Channel Communications, Inc.
Term Loan B 3.818%, due 1/29/16	6,050,000	5,867,417
Term Loan D 6.918%, due 1/30/19	5,000,000	4,778,750

		10,646,167

Mining, Steel, Iron & Non-Precious Metals 1.3%
Arch Coal, Inc. Term Loan B 5.75%, due 5/16/18	5,939,943	5,754,320
Fairmount Minerals, Ltd. Term Loan B2 5.00%, due 9/5/19	4,000,000	4,026,400
JMC Steel Group, Inc. Term Loan 4.75%, due 4/3/17	3,290,714	3,298,941
McJunkin Red Man Corp. Term Loan B 6.00%, due 11/8/19 (c)	4,096,929	4,122,466
SunCoke Energy, Inc. Term Loan B 4.00%, due 7/26/18	242,672	242,065
Walter Energy, Inc. Term Loan B 6.75%, due 4/2/18	5,030,633	4,921,936

		22,366,128

Oil & Gas 3.1%
Chesapeake Energy Corp. New Unsecured Term Loan 5.75%, due 12/1/17	9,166,700	9,360,347
Energy Transfer Equity, L.P. New Term Loan B 3.75%, due 3/24/17	3,600,000	3,611,999
EP Energy LLC Term Loan B2 4.50%, due 4/30/19	626,303	626,863
Frac Tech International LLC Term Loan B 8.50%, due 5/6/16	5,147,089	5,094,547

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Oil & Gas (continued)
HGIM Corp. Term Loan B 5.50%, due 6/18/20	$7,000,000	$7,035,000
Philadelphia Energy Solutions LLC Term Loan B 6.25%, due 4/4/18 (c)	2,487,500	2,182,781
Quicksilver Resources, Inc. New 2nd Lien Term Loan 7.00%, due 6/21/19 (c)	9,000,000	8,804,997
Ruby Western Pipeline Holdings LLC Term Loan B 3.50%, due 3/27/20	907,558	908,692
Samson Investment Co. 2nd Lien Term Loan 6.00%, due 9/25/18	8,700,000	8,767,973
Wildhorse Resources LLC 2nd Lien Term Loan 7.50%, due 12/13/18 (c)	6,375,000	6,311,250

		52,704,449

Personal & Nondurable Consumer Products (Manufacturing Only) 2.6%
ABC Supply Co., Inc. Term Loan 3.50%, due 4/16/20	6,000,000	6,004,164
Prestige Brands, Inc. New Term Loan 3.779%, due 1/31/19	344,312	346,033
Serta/Simmons Holdings LLC Term Loan 4.25%, due 10/1/19	7,339,068	7,384,937
Spectrum Brands, Inc. Term Loan C 3.50%, due 9/4/19	3,500,000	3,504,375
New Term Loan 5.00%, due 12/17/19	2,500,000	2,506,770
SRAM LLC New Term Loan B 4.00%, due 4/10/20	7,795,807	7,743,832
Sun Products Corp. (The) New Term Loan 5.50%, due 3/23/20	8,714,978	8,373,639
Visant Corp. Term Loan B 5.25%, due 12/22/16	6,885,091	6,732,332

		42,596,082

Personal Transportation 1.1%
Delta Air Lines, Inc. New Term Loan B1 4.00%, due 10/18/18	5,493,719	5,512,002

	Principal Amount	Value

Personal Transportation (continued)
Orbitz Worldwide, Inc.
New Term Loan B 4.50%, due 9/25/17	$715,000	$719,693
New Term Loan C 5.75%, due 3/25/19	6,450,500	6,484,771
United Airlines, Inc. New Term Loan B 4.00%, due 4/1/19	4,975,000	5,001,119

		17,717,585

Personal, Food & Miscellaneous Services 0.8%
Aramark Corp.
Extended Synthetic LOC 3 3.284%, due 7/26/16	70,436	70,541
Extended Synthetic LOC 2 3.663%, due 7/26/16	414,866	415,032
Extended Term Loan B 3.703%, due 7/26/16	5,108,384	5,110,427
Extended Term Loan C 3.748%, due 7/26/16	48,249	48,321
USD Term Loan D 4.00%, due 9/9/19	1,800,000	1,804,050
Weight Watchers International, Inc. Term Loan B2 3.75%, due 4/2/20	7,107,143	6,507,478

		13,955,849

Printing & Publishing 0.9%
Dex Media East LLC New Term Loan 6.00%, due 12/30/16	849,604	642,725
Getty Images, Inc. Term Loan B 4.75%, due 10/18/19	11,924,962	10,466,635
Lamar Media Corp. Term Loan B 4.00%, due 12/30/16	371,260	371,260
R.H. Donnelley, Inc. New Term Loan 9.75%, due 12/31/16	1,732,648	1,243,175
SNL Financial LC New Term Loan B 5.50%, due 10/23/18	1,963,080	1,965,534

		14,689,329

Retail Store 5.2%
BJ’s Wholesale Club, Inc. Replacement Term Loan 4.25%, due 9/26/19	13,988,072	13,984,897
Collective Brands Finance, Inc. Term Loan 7.25%, due 10/9/19 (c)	3,870,017	3,866,793

18	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Retail Store (continued)
Harbor Freight Tools USA, Inc. New 1st Lien Term Loan 4.75%, due 7/26/19	$4,290,048	$4,335,094
Leslie’s Poolmart, Inc. New Term Loan B 5.25%, due 10/16/19	5,558,341	5,576,405
Michaels Stores, Inc. New Term Loan 3.75%, due 1/28/20	11,114,449	11,142,157
NBTY, Inc. Term Loan B2 3.50%, due 10/1/17	3,790,286	3,809,237
♦Neiman Marcus Group, Inc. (The) New Term Loan B 5.00%, due 10/26/20	18,333,333	18,432,645
Party City Holdings, Inc. REFI Term Loan B 4.25%, due 7/29/19	6,682,627	6,695,157
Petco Animal Supplies, Inc. New Term Loan 4.00%, due 11/24/17	6,495,780	6,514,052
Pilot Travel Centers LLC
REFI Term Loan B 3.75%, due 3/30/18	4,025,490	4,028,779
Term Loan B2 4.25%, due 8/7/19	3,950,000	3,959,875
Toys ‘R’ US Property Co. I LLC New Term Loan B 6.00%, due 8/21/19	5,100,000	4,977,600

		87,322,691

Telecommunications 4.7%
Alcatel-Lucent USA, Inc. USD Term Loan C 5.75%, due 1/30/19	7,278,300	7,379,512
Arris Group, Inc. Term Loan B 3.50%, due 4/17/20	1,532,560	1,523,939
Avaya, Inc. Term Loan B5 8.00%, due 3/30/18	4,461,061	4,348,915
Cricket Communications, Inc. Term Loan C 4.75%, due 3/9/20	7,356,563	7,383,002
Crown Castle International Corp. New Term Loan 3.25%, due 1/31/19	5,973,993	5,955,664
Level 3 Financing, Inc.
New 2019 Term Loan 4.00%, due 8/1/19	9,800,000	9,842,875
2020 Term Loan B 4.00%, due 1/15/20	4,000,000	4,017,960

	Principal Amount	Value

Telecommunications (continued)
Light Tower Fiber LLC
1st Lien Term Loan 4.50%, due 4/13/20	$5,985,000	$5,994,355
2nd Lien Term Loan 8.00%, due 4/12/21	500,000	500,833
Syniverse Holdings, Inc.
Term Loan 4.00%, due 4/23/19	7,973,959	7,993,894
Term Loan B 4.00%, due 4/23/19	2,908,564	2,913,413
Telesat LLC USD Term Loan B2 3.50%, due 3/28/19	10,467,898	10,480,983
Zayo Group LLC Term Loan B 4.50%, due 7/2/19	10,846,501	10,889,887

		79,225,232

Utilities 4.5%
AES Corp. REFI Term Loan B 3.75%, due 6/1/18	6,506,230	6,542,827
Alinta Energy U.S. Finance LLC Term Loan 6.375%, due 8/13/19	4,223,684	4,170,888
Calpine Construction Finance Co., L.P. Original Term Loan B1 3.00%, due 5/4/20	2,992,500	2,951,353
Calpine Corp.
Term Loan B1 4.00%, due 4/2/18	3,931,952	3,950,271
Term Loan B2 4.00%, due 4/2/18	7,844,597	7,883,821
Covanta Energy Corp. Term Loan 3.50%, due 3/28/19	2,659,500	2,667,258
Dynegy Holdings, Inc. Term Loan B2 4.00%, due 4/23/20	12,207,693	12,196,791
Equipower Resources Holdings LLC
1st Lien Term Loan 4.25%, due 12/21/18	3,184,086	3,193,374
Term Loan C 4.25%, due 12/31/19	5,506,219	5,522,280
Essential Power LLC Term Loan B 4.25%, due 8/8/19	1,636,793	1,638,156
GIM Channelview Cogeneration LLC Term Loan B 4.25%, due 5/8/20	897,750	899,994

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Utilities (continued)
La Frontera Generation LLC Term Loan 4.50%, due 9/30/20	$7,305,717	$7,344,533
LSP Madison Funding LLC Term Loan 5.50%, due 6/28/19	5,101,775	5,129,411
Topaz Power Holdings LLC Term Loan 5.25%, due 2/26/20	8,565,462	8,608,290
TPF II LC LLC Term Loan B 6.50%, due 8/21/19	3,990,000	3,970,050

		76,669,297

Total Floating Rate Loans (Cost $1,465,972,453)		1,469,393,928

Foreign Floating Rate Loans 5.7% (b)
Broadcasting & Entertainment 0.6%
UPC Financing Partnership
USD Term Loan AH 3.25%, due 6/30/21	7,004,077	6,966,136
USD Term Loan AF 4.00%, due 1/29/21	2,700,000	2,713,500

		9,679,636

Diversified/Conglomerate Service 1.0%
ION Trading Technologies S.A.R.L.
1st Lien Term Loan 4.50%, due 5/22/20	8,751,638	8,773,516
2nd Lien Term Loan 8.25%, due 5/21/21	2,875,000	2,889,375
Minimax GmbH & Co. KG USD Term Loan B 4.50%, due 8/14/20	4,550,000	4,561,375

		16,224,266

Healthcare, Education & Childcare 0.7%
Valeant Pharmaceuticals International, Inc.
Series D2 Term Loan B 3.75%, due 2/13/19	6,002,525	6,046,296
Term Loan E 4.50%, due 8/5/20	5,671,429	5,740,903

		11,787,199

Leisure, Amusement, Motion Pictures & Entertainment 0.5%
Bombardier Recreational Products, Inc. New Term Loan B 4.00%, due 1/30/19	8,525,714	8,556,160

	Principal Amount	Value

Media 0.3%
Virgin Media Investment Holdings, Ltd. USD Term Loan B 3.50%, due 6/8/20	$6,000,000	$5,994,168

Mining, Steel, Iron & Non-Precious Metals 0.9%
FMG Resources August 2006 Pty., Ltd. Term Loan 4.25%, due 10/18/17	7,691,508	7,703,745
Novelis, Inc. New Term Loan 3.75%, due 3/10/17	8,262,687	8,293,672

		15,997,417

Oil & Gas 0.2%
Pacific Drilling S.A. Term Loan B 4.50%, due 6/4/18	3,103,333	3,118,850

Printing & Publishing 0.7%
Springer Science+Business Media Deutschland GmbH USD Term Loan B2 5.00%, due 8/14/20	11,000,000	10,986,250
Yell Group PLC New Term Loan B1 3.948%, due 7/31/14 (d)	2,651,780	583,392

		11,569,642

Telecommunications 0.8%
Intelsat Jackson Holdings S.A. Term Loan B1 4.25%, due 4/2/18	13,402,081	13,454,738

Total Foreign Floating Rate Loans (Cost $97,795,087)		96,382,076

Total Long-Term Bonds (Cost $1,610,367,671)		1,614,859,999

	Shares
Common Stock 0.0%‡
Beverage, Food & Tobacco 0.0%‡
Nellson Nutraceutical, Inc. (c)(e)	379	96,732

Total Common Stock (Cost $531,732)		96,732

20	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Short-Term Investments 7.6%
Other Commercial Paper 5.8%
Air Products & Chemicals, Inc. 0.071%, due 11/12/13 (a)(f)	$6,369,000	$6,368,864
American Transmission Co. 0.152%, due 12/9/13 (a)(f)	9,355,000	9,353,519
John Deere Bank S.A. 0.081%, due 11/22/13 (a)(f)	14,734,000	14,733,312
L’Oreal USA, Inc. 0.122%, due 11/13/13 (a)(f)	1,548,000	1,547,938
Monsanto Co. 0.112%, due 11/25/13 (a)(f)	6,900,000	6,899,494
Motiva Enterprises LLC 0.172%, due 11/4/13 (f)	10,000,000	9,999,858
New Jersey Natural Gas 0.101%, due 11/15/13 (f)	3,147,000	3,146,877
Praxair, Inc. 0.061%, due 11/19/13 (f)	8,840,000	8,839,735
Sanofi 0.081%, due 11/6/13 (a)(f)	10,000,000	9,999,889
Toronto Dominion Holding 0.112%, due 11/5/13 (a)(f)	28,000,000	27,999,658

Total Other Commercial Paper (Cost $98,889,144)		98,889,144

Repurchase Agreement 0.1%
State Street Bank and Trust Co. 0.00%, dated 10/31/13 due 11/1/13 Proceeds at Maturity $1,266,766 (Collateralized by a Federal National Mortgage Association security with a rate of 2.20% and a maturity date of 10/17/22, with a Principal Amount of $1,380,000 and a Market Value of $1,296,794)	1,266,766	1,266,766

Total Repurchase Agreement (Cost $1,266,766)		1,266,766

	Principal Amount	Value

U.S. Government 1.7%
United States Treasury Bills 0.02%, due 11/21/13 (f)	$15,442,000	$15,441,828
0.02%, due 12/12/13 (f)	2,050,000	2,049,953
0.043%, due 11/29/13 (f)	4,571,000	4,570,851
0.047%, due 11/29/13 (f)	3,253,000	3,252,884
0.058%, due 12/12/13 (f)	3,118,000	3,117,796

Total U.S. Government (Cost $28,433,312)		28,433,312

Total Short-Term Investments (Cost $128,589,222)		128,589,222

Total Investments (Cost $1,739,488,625) (g)	103.2%	1,743,545,953
Other Assets, Less Liabilities	(3.2)	(54,026,963)
Net Assets	100.0%	$1,689,518,990

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of October 31, 2013.

(c)	Illiquid security—The total market value of these securities as of October 31, 2013, is $41,705,031, which represents 2.5% of the Fund’s net assets.

(d)	Issue in default.

(e)	Fair valued security—The total market value of this security as of October 31, 2013, is $96,732, which represents less than one-tenth of a percent of the Fund’s net assets.

(f)	Interest rate presented is yield to maturity.

(g)	As of October 31, 2013, cost is $1,741,440,161 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$10,799,925
Gross unrealized depreciation	(8,694,133)

Net unrealized appreciation	$2,105,792

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Portfolio of Investments October 31, 2013 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$49,083,995	$—	$49,083,995
Floating Rate Loans (b)	—	1,381,895,326	87,498,602	1,469,393,928
Foreign Floating Rate Loans (c)	—	91,820,701	4,561,375	96,382,076

Total Long-Term Bonds	—	1,522,800,022	92,059,977	1,614,859,999

Common Stock (d)	—	—	96,732	96,732
Short-Term Investments
Other Commercial Paper	—	98,889,144	—	98,889,144
Repurchase Agreement	—	1,266,766	—	1,266,766
U.S. Government	—	28,433,312	—	28,433,312

Total Short-Term Investments	—	128,589,222	—	128,589,222

Total Investments in Securities	$—	$1,651,389,244	$92,156,709	$1,743,545,953

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $87,498,602 represent floating rate loans whose value was obtained from an independent pricing service which used a single broker quote to measure such value as referenced in the Portfolio of Investments.

(c)	The Level 3 security valued at $4,561,375 represents a foreign floating rate loan whose value was obtained from an independent pricing service which used a single broker quote to measure such value as referenced in the Portfolio of Investments.

(d)	The Level 3 security valued at $96,732 is held in Beverage, Food & Tobacco within the Common Stock section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

For the year ended October 31, 2013, securities with a total value of $25,543,393 transferred from Level 2 to Level 3. The transfer occurred as a result of the value for certain floating rate loans obtained from the independent pricing service which used a single broker quote with significant unobservable inputs.

As of October 31, 2013, securities with a total value of $17,002,801 transferred from Level 3 to Level 2. The transfer occurred as a result of the value for certain floating rate loans obtained from an independent pricing service using the average of multiple bid quotations as of October 31, 2013. The fair value obtained for these loans from an independent pricing service as of October 31, 2012, used a single broker quote with significant unobservable inputs.

22	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of October 31, 2013 (b)
Long-Term Bonds
Floating Rate Loans
Aerospace & Defense	$3,124,000	$(1,469)	$(673)	$31,224	$—	$(99,640)	$7,422,173	$—	$10,475,615	$30,869
Automobile	—	21,070	6,513	56,088	7,850,195	(622,964)	8,733,065	—	16,043,967	56,088
Broadcasting & Entertainment	—	1,263	(1,033)	180,699	7,287,705	(113,302)	2,180,092	—	9,535,424	180,698
Chemicals, Plastics & Rubber	3,799,844	1,493	11,523	150,514	5,597,038	(3,937,662)	—	—	5,622,750	25,490
Containers, Packaging & Glass	—	30	—	66,956	5,008,014	—	—	—	5,075,000	66,956
Diversified/Conglomerate Service	13,509,070	4,665	2,774	23,489	1,782,251	(257,143)	1,797,750	(13,509,070)	3,353,786	23,489
Ecological	—	—	—	262,262	—	(280,854)	206,250	—	187,658	262,262
Finance	5,191,830	39,393	34,455	106,082	9,492,288	(5,573,823)	5,204,063	(1,990,000)	12,504,288	128,131
Healthcare, Education & Childcare	2,607,531	(231)	(971)	85,741	5,285,857	(1,233,431)	—	(1,503,731)	5,240,765	(37,917)
Insurance	—	315	—	19,634	995,051	—	—	—	1,015,000	19,634
Leisure, Amusement, Motion Pictures & Entertainment	—	(369)	(67)	14,698	6,095,738	(9,200)	—	—	6,100,800	(14,698)
Machinery	1,099,168	3,993	—	(6,727)	—	—	—	—	1,096,434	(6,727)
Mining, Steel, Iron & Non-Precious Metals	6,625,002	2,159	2,270	(17,027)	—	(6,370,339)	—	—	242,065	(872)
Oil & Gas	—	3,860	—	125,931	6,905,209	—	—	—	7,035,000	125,931
Utilities	—	2,247	247	77,126	3,900,430	(10,000)	—	—	3,970,050	77,126
Foreign Floating Rate Loan
Diversified/Conglomerate Service	—	407	—	33,699	4,527,269	—	—	—	4,561,375	33,699
Common Stocks						—
Beverage, Food & Tobacco	250,271	—	—	(153,539)	—	—	—	—	96,732	(153,539)
Leisure, Amusement, Motion Pictures & Entertainment	1,697,164	—	771,922	(432,809)	—	(2,036,277)	—	—	—	—

Total	$37,903,880	$78,826	$826,960	$624,041	$64,727,045	$(20,544,635)	$25,543,393	$(17,002,801)	$92,156,709	$816,620

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Statement of Assets and Liabilities as of October 31, 2013

Assets
Investment in securities, at value (identified cost $1,739,488,625)	$1,743,545,953
Unrealized appreciation on unfunded commitments (See Note 5)	9,815
Receivables:
Fund shares sold	7,040,275
Dividends and interest	6,355,537
Investment securities sold	3,135,192
Other assets	55,704

Total assets	1,760,142,476

Liabilities
Payables:
Investment securities purchased	65,890,096
Fund shares redeemed	2,706,994
Manager (See Note 3)	807,346
NYLIFE Distributors (See Note 3)	327,471
Transfer agent (See Note 3)	307,833
Shareholder communication	48,053
Professional fees	33,161
Custodian	7,144
Trustees	3,482
Accrued expenses	9,586
Dividend payable	482,320

Total liabilities	70,623,486

Net assets	$1,689,518,990

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$176,300
Additional paid-in capital	1,747,225,911

1,747,402,211
Distributions in excess of net investment income	(399,011)
Accumulated net realized gain (loss) on investments	(61,551,353)
Net unrealized appreciation (depreciation) on investments	4,057,328
Net unrealized appreciation on unfunded commitments	9,815

Net assets	$1,689,518,990

Investor Class
Net assets applicable to outstanding shares	$29,738,921

Shares of beneficial interest outstanding	3,103,696

Net asset value per share outstanding	$9.58
Maximum sales charge (3.00% of offering price)	0.30

Maximum offering price per share outstanding	$9.88

Class A
Net assets applicable to outstanding shares	$567,727,955

Shares of beneficial interest outstanding	59,253,613

Net asset value per share outstanding	$9.58
Maximum sales charge (3.00% of offering price)	0.30

Maximum offering price per share outstanding	$9.88

Class B
Net assets applicable to outstanding shares	$14,133,771

Shares of beneficial interest outstanding	1,473,913

Net asset value and offering price per share outstanding	$9.59

Class C
Net assets applicable to outstanding shares	$231,474,828

Shares of beneficial interest outstanding	24,149,733

Net asset value and offering price per share outstanding (a)	$9.58

Class I
Net assets applicable to outstanding shares	$846,443,515

Shares of beneficial interest outstanding	88,319,071

Net asset value and offering price per share outstanding	$9.58

24	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2013

Investment Income (Loss)
Income
Interest	$63,076,410
Dividends	384,707

Total income	63,461,117

Expenses
Manager (See Note 3)	7,880,978
Distribution/Service—Investor Class (See Note 3)	69,293
Distribution/Service—Class A (See Note 3)	1,111,685
Distribution/Service—Class B (See Note 3)	124,375
Distribution/Service—Class C (See Note 3)	2,048,889
Transfer agent (See Note 3)	1,612,350
Registration	136,151
Professional fees	124,199
Shareholder communication	112,095
Custodian	44,948
Trustees	27,777
Miscellaneous	68,814

Total expenses	13,361,554

Net investment income (loss)	50,099,563

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	5,773,368
Net change in unrealized appreciation (depreciation) on investments and unfunded commitments	(364,931)

Net realized and unrealized gain (loss) on investments and unfunded commitments	5,408,437

Net increase (decrease) in net assets resulting from operations	$55,508,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Statements of Changes in Net Assets

for the years ended October 31, 2013 and October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$50,099,563	$40,584,639
Net realized gain (loss) on investments	5,773,368	(3,378,690)
Net change in unrealized appreciation (depreciation) on investments and unfunded commitments	(364,931)	27,629,804

Net increase (decrease) in net assets resulting from operations	55,508,000	64,835,753

Dividends to shareholders:
From net investment income:
Investor Class	(1,043,327)	(992,594)
Class A	(16,859,947)	(16,047,712)
Class B	(373,389)	(400,562)
Class C	(6,148,934)	(5,778,869)
Class I	(25,673,966)	(17,367,575)

Total dividends to shareholders	(50,099,563)	(40,587,312)

Capital share transactions:
Net proceeds from sale of shares	941,254,657	412,463,595
Net asset value of shares issued to shareholders in reinvestment of dividends	42,780,747	31,404,002
Cost of shares redeemed	(396,492,767)	(437,610,104)

Increase (decrease) in net assets derived from capital share transactions	587,542,637	6,257,493

Net increase (decrease) in net assets	592,951,074	30,505,934

Net Assets
Beginning of year	1,096,567,916	1,066,061,982

End of year	$1,689,518,990	$1,096,567,916

Distributions in excess of net investment income at end of year	$(399,011)	$(399,011)

26	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Investor Class	2013	2012	2011	2010	2009
Net asset value at beginning of year	$9.53	$9.31	$9.42	$8.97	$7.61

Net investment income (loss)	0.36	0.36	0.34	0.32	0.29
Net realized and unrealized gain (loss) on investments	0.05	0.22	(0.11)	0.45	1.36

Total from investment operations	0.41	0.58	0.23	0.77	1.65

Less dividends:
From net investment income	(0.36)	(0.36)	(0.34)	(0.32)	(0.29)

Redemption fee (a)	—	—	—	0.00 ‡	0.00 ‡

Net asset value at end of year	$9.58	$9.53	$9.31	$9.42	$8.97

Total investment return (b)	4.38%	6.35%	2.45%	8.76%	22.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.76%	3.83%	3.61%	3.52%	3.63%
Net expenses	1.05%	1.06%	1.06%	1.10%	1.19%
Portfolio turnover rate	47%	47%	38%	10%	17%
Net assets at end of year (in 000’s)	$29,739	$26,406	$26,068	$23,245	$20,191

‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class A	2013	2012	2011	2010	2009
Net asset value at beginning of year	$9.53	$9.31	$9.42	$8.97	$7.61

Net investment income (loss)	0.38	0.37	0.35	0.33	0.31
Net realized and unrealized gain (loss) on investments	0.04	0.22	(0.11)	0.45	1.36

Total from investment operations	0.42	0.59	0.24	0.78	1.67

Less dividends:
From net investment income	(0.37)	(0.37)	(0.35)	(0.33)	(0.31)

Redemption fee (a)	—	—	—	0.00 ‡	0.00 ‡

Net asset value at end of year	$9.58	$9.53	$9.31	$9.42	$8.97

Total investment return (b)	4.43%	6.42%	2.53%	8.87%	22.53%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.79%	3.90%	3.69%	3.62%	3.80%
Net expenses	1.00%	0.99%	0.98%	1.00%	1.01%
Portfolio turnover rate	47%	47%	38%	10%	17%
Net assets at end of year (in 000’s)	$567,728	$384,837	$453,282	$429,262	$338,350

‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2013	2012	2011	2010	2009
Net asset value at beginning of year	$9.54	$9.32	$9.43	$8.97	$7.61

Net investment income (loss)	0.30	0.29	0.27	0.25	0.23
Net realized and unrealized gain (loss) on investments	0.04	0.22	(0.11)	0.46	1.36

Total from investment operations	0.34	0.51	0.16	0.71	1.59

Less dividends:
From net investment income	(0.29)	(0.29)	(0.27)	(0.25)	(0.23)

Redemption fee (a)	—	—	—	0.00 ‡	0.00 ‡

Net asset value at end of year	$9.59	$9.54	$9.32	$9.43	$8.97

Total investment return (b)	3.60%	5.68%	1.59%	8.06%	21.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.00%	3.08%	2.86%	2.76%	2.95%
Net expenses	1.80%	1.81%	1.82%	1.85%	1.94%
Portfolio turnover rate	47%	47%	38%	10%	17%
Net assets at end of year (in 000’s)	$14,134	$12,153	$14,508	$17,665	$20,289

‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class C	2013	2012	2011	2010	2009
Net asset value at beginning of year	$9.54	$9.31	$9.43	$8.97	$7.61

Net investment income (loss)	0.29	0.29	0.27	0.25	0.24
Net realized and unrealized gain (loss) on investments	0.04	0.23	(0.12)	0.46	1.35

Total from investment operations	0.33	0.52	0.15	0.71	1.59

Less dividends:
From net investment income	(0.29)	(0.29)	(0.27)	(0.25)	(0.23)

Redemption fee (a)	—	—	—	0.00 ‡	0.00 ‡

Net asset value at end of year	$9.58	$9.54	$9.31	$9.43	$8.97

Total investment return (b)	3.49%	5.67%	1.59%	8.06%	21.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.00%	3.09%	2.87%	2.76%	2.89%
Net expenses	1.80%	1.81%	1.81%	1.85%	1.94%
Portfolio turnover rate	47%	47%	38%	10%	17%
Net assets at end of year (in 000’s)	$231,475	$187,580	$197,230	$173,005	$132,105

‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

28	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2013	2012	2011	2010	2009
Net asset value at beginning of year	$9.53	$9.31	$9.43	$8.97	$7.61

Net investment income (loss)	0.39	0.39	0.37	0.36	0.33
Net realized and unrealized gain (loss) on investments	0.05	0.22	(0.12)	0.46	1.36

Total from investment operations	0.44	0.61	0.25	0.82	1.69

Less dividends:
From net investment income	(0.39)	(0.39)	(0.37)	(0.36)	(0.33)

Redemption fee (a)	—	—	—	0.00 ‡	0.00 ‡

Net asset value at end of year	$9.58	$9.53	$9.31	$9.43	$8.97

Total investment return (b)	4.69%	6.69%	2.67%	9.26%	22.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.03%	4.14%	3.94%	3.87%	3.97%
Net expenses	0.75%	0.74%	0.73%	0.75%	0.77%
Portfolio turnover rate	47%	47%	38%	10%	17%
Net assets at end of year (in 000’s)	$846,444	$485,591	$374,973	$342,167	$212,257

‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-four funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Floating Rate Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay Floating Rate Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the Predecessor Fund.

The Fund currently offers five classes of shares. Class A, Class B, Class C and Class I shares commenced operations on May 3, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments to $500,000 or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within four years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to Investor Class or Class A shares at the end of the calendar quarter four years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek high current income.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation measurements under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”).

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are estimated within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring the fair value of investments)

The aggregate value by input level, as of October 31, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

30	MainStay Floating Rate Fund

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be measured using the methodologies described above are valued by methods deemed in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily use a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2013, the Fund held securities with a value of $96,732 that were fair valued in such a manner.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Fund’s Manager whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by single broker quotes obtained from the engaged independent pricing service with significant unobservable inputs and are generally categorized as Level 3 in the hierarchy. For these loan assignments, participations and commitments the Manager may consider additional factors such as liquidity of the Fund’s investments. As of October 31, 2013, the Fund held securities with a value of $92,059,977 that were valued by a single broker quote and/or deemed to be illiquid.

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Fund’s Level 3 securities are outlined in the tables below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Fund’s Manager might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that a Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager measures the liquidity of the Fund’s investments; in doing so, the Manager may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be

mainstayinvestments.com	31

Notes to Financial Statements (continued)

valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends of net investment income, if any, at least daily and intends to pay them at least monthly and declares and pays distributions of net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Dividends and distributions received by the Fund from the Underlying Funds are recorded on the ex-dividend date. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and loan participations (“loans”). Loans are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

32	MainStay Floating Rate Fund

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and any unrealized gains and losses are recorded in the Statement of Assets and Liabilities. (See Note 5)

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2013.

(J)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Fund’s principal investments include floating rate loans, which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Fund’s NAV could go down and you could lose money.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. New York Life Investments is responsible for the day-to-day portfolio management of the Fund.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $1 billion; 0.575% from $1 billion to $3 billion; and 0.565% in excess of $3 billion. The effective management fee rate was 0.59% for the year ended October 31, 2013.

For the year ended October 31, 2013, New York Life Investments earned fees from the Fund in the amount of $7,880,978.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

mainstayinvestments.com	33

Notes to Financial Statements (continued)

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $15,585 and $117,916, respectively, for the year ended October 31, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $30, $9,685, $18,743 and $26,716, respectively, for the year ended October 31, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2013, were as follows:

Investor Class	$44,927
Class A	498,989
Class B	20,124
Class C	331,474
Class I	716,836

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2013, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$14,115,845	2.5%

Note 4–Federal Income Tax

As of October 31, 2013, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$83,309	$(59,599,817)	$(482,320)	$2,115,607	$(57,883,221)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, partnerships and modified debt instruments. The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2013 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$—	$617,736	$(617,736)

The reclassifications for the Fund are primarily due to expiring capital loss carryforward.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $59,599,817 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2014	$1,403	$—
2015	14,042	—
2016	30,853	—
2017	7,484	—
2018	2,022	—
2019	3,796	—
Total	$59,600	$—

The Fund had $617,736 of capital loss carryforwards that expired during the year ended October 31, 2013.

The Fund utilized $5,808,678 of capital loss carryforwards during the year ended October 31, 2013.

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 shown in the Statements of Changes in Net Assets was as follows:

	2013	2012
Distributions paid from:
Ordinary Income	$50,099,563	$40,587,312

34	MainStay Floating Rate Fund

Note 5–Commitments and Contingencies

As of October 31, 2013, the Fund had unfunded commitments pursuant to the following loan agreement:

Borrower	Unfunded Commitments	Unrealized Appreciation
Alinta Energy U.S. Finance LLC
Delayed Draw Term Loan due 8/13/18	$276,316	$9,815
Total	$276,316	$9,815

Commitments are available until maturity date.

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon and State Street, who serve as the agents to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 28, 2013, the aggregate commitment amount was $200,000,000 with an optional maximum amount of $250,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2013.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2013, purchases and sales of securities, other than short-term securities, were $1,134,218 and $599,162, respectively.

Note 9–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2013:
Shares sold	920,168	$8,822,209
Shares issued to shareholders in reinvestment of dividends and distributions	104,227	999,151
Shares redeemed	(611,852)	(5,867,373)

Net increase (decrease) in shares outstanding before conversion	412,543	3,953,987
Shares converted into Investor Class (See Note 1)	229,335	2,198,349
Shares converted from Investor Class (See Note 1)	(308,289)	(2,953,395)

Net increase (decrease)	333,589	$3,198,941

Year ended October 31, 2012:
Shares sold	462,147	$4,353,923
Shares issued to shareholders in reinvestment of dividends and distributions	100,915	950,351
Shares redeemed	(524,249)	(4,930,307)

Net increase (decrease) in shares outstanding before conversion	38,813	373,967
Shares converted into Investor Class (See Note 1)	225,892	2,129,287
Shares converted from Investor Class (See Note 1)	(294,951)	(2,781,371)

Net increase (decrease)	(30,246)	$(278,117)

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	30,637,308	$293,586,728
Shares issued to shareholders in reinvestment of dividends and distributions	1,474,621	14,133,845
Shares redeemed	(13,473,751)	(129,162,527)

Net increase (decrease) in shares outstanding before conversion	18,638,178	178,558,046
Shares converted into Class A (See Note 1)	361,590	3,464,368
Shares converted from Class A (See Note 1)	(117,652)	(1,128,262)

Net increase (decrease)	18,882,116	$180,894,152

Year ended October 31, 2012:
Shares sold	11,869,473	$111,850,091
Shares issued to shareholders in reinvestment of dividends and distributions	1,276,176	12,013,913
Shares redeemed	(21,784,353)	(205,010,217)

Net increase (decrease) in shares outstanding before conversion	(8,638,704)	(81,146,213)
Shares converted into Class A (See Note 1)	419,124	3,944,774
Shares converted from Class A (See Note 1)	(105,345)	(999,687)

Net increase (decrease)	(8,324,925)	$(78,201,126)

mainstayinvestments.com	35

Notes to Financial Statements (continued)

Class B	Shares	Amount
Year ended October 31, 2013:
Shares sold	627,044	$6,018,800
Shares issued to shareholders in reinvestment of dividends and distributions	29,566	283,588
Shares redeemed	(291,825)	(2,796,030)

Net increase (decrease) in shares outstanding before conversion	364,785	3,506,358
Shares converted from Class B (See Note 1)	(164,866)	(1,581,060)

Net increase (decrease)	199,919	$1,925,298

Year ended October 31, 2012:
Shares sold	205,344	$1,937,257
Shares issued to shareholders in reinvestment of dividends and distributions	32,049	301,897
Shares redeemed	(276,357)	(2,598,530)

Net increase (decrease) in shares outstanding before conversion	(38,964)	(359,376)
Shares converted from Class B (See Note 1)	(244,512)	(2,293,003)

Net increase (decrease)	(283,476)	$(2,652,379)

Class C	Shares	Amount
Year ended October 31, 2013:
Shares sold	8,076,125	$77,463,582
Shares issued to shareholders in reinvestment of dividends and distributions	503,924	4,831,864
Shares redeemed	(4,101,588)	(39,331,556)

Net increase (decrease)	4,478,461	$42,963,890

Year ended October 31, 2012:
Shares sold	3,184,357	$30,038,594
Shares issued to shareholders in reinvestment of dividends and distributions	436,245	4,109,928
Shares redeemed	(5,130,659)	(48,226,958)

Net increase (decrease)	(1,510,057)	$(14,078,436)

Class I	Shares	Amount
Year ended October 31, 2013:
Shares sold	57,934,493	$555,363,338
Shares issued to shareholders in reinvestment of dividends and distributions	2,350,387	22,532,299
Shares redeemed	(22,896,988)	(219,335,281)

Net increase (decrease)	37,387,892	$358,560,356

Year ended October 31, 2012:
Shares sold	28,019,165	$264,283,730
Shares issued to shareholders in reinvestment of dividends and distributions	1,488,533	14,027,913
Shares redeemed	(18,851,395)	(176,844,092)

Net increase (decrease)	10,656,303	$101,467,551

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2013, events and transactions subsequent to October 31, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

36	MainStay Floating Rate Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Floating Rate Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Floating Rate Fund of MainStay Funds Trust as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 20, 2013

mainstayinvestments.com	37

Federal Income Tax Information

(Unaudited)

In February 2014, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2013. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2013.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling (1-800-SEC-0330).

38	MainStay Floating Rate Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008***.	Chief Investment Officer, New York Life Insurance Company (since 2011); President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC (since 2008); Member of the Board, MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, and Cornerstone Capital Management Holdings LLC (fka Madison Square Investors LLC) (since 2008); Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012); Member of the Board of Private Advisors, L.L.C.(since 2010); Member of the Board of MCF Capital Management LLC (since 2012); and President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	79

MainStay VP Funds Trust:
Trustee since 2008
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com	39

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990***.	President; Strategic Management Advisors LLC (since 1990)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (50 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011; Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios); State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002***.	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	79

MainStay VP Funds Trust:
Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Managing Director, ICC Capital Management; President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	79

MainStay VP Funds Trust: Trustee
since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

40	MainStay Floating Rate Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009.	Visiting Professor, University of California—San Diego (since 2012); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School Business, University of Chicago (since 2008)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	79

MainStay VP Funds Trust:
Trustee since 1997
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (25 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

mainstayinvestments.com	41

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.*

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance, New York Life Investment Management LLC (since 2009); Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2009)**; Assistant Secretary, MainStay Funds (2006 to 2008) and MainStay VP Series Fund, Inc. (2005 to 2008)**
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (2006 to 2012); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

42	MainStay Floating Rate Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-32081 MS322-13	MSFR11-12/13 NL0A4

MainStay Asset Allocation Funds

Message from the President and Annual Report

October 31, 2013

MainStay Conservative Allocation Fund
MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Growth Allocation Fund

This page intentionally left blank

Message from the President

With a few notable exceptions, major stock markets around the world tended to advance strongly during the 12 months ended October 31, 2013. According to Russell data, many U.S. stock indexes rose more than 25%, and some exceeded 30%. In the United States, growth stocks tended to outperform value stocks, but the differences were slight among large-capitalization issues.

European stocks were generally strong, with some regional variations. The market seemed convinced that the European Union would remain intact and that economic recovery would be possible, even in troubled peripheral nations. Japanese stocks advanced as the yen weakened and monetary and fiscal stimulus plans went into effect. Slowing growth prospects for China, however, led to weaker stock-market performance for that nation and its major suppliers, including Peru, Chile and Indonesia.

In the United States, stocks were buoyed by steady progress in corporate earnings and general improvements in profits. Stock prices occasionally faltered as politicians debated the so-called fiscal cliff, imposed a government shutdown and wrangled over debt limits. But stocks quickly recovered when agreements were reached and the government shutdown ended.

The Federal Reserve maintained the federal funds target rate in a range near zero, which drew money into stocks. When the Federal Reserve suggested that it might begin to gradually taper its security purchases, however, U.S. Treasury yields rose sharply. Stocks that tend to serve as a proxy for yield, including real estate investment trusts (REITs) and utilities, sold off. In September, the Federal Reserve noted that economic conditions did not yet warrant the anticipated tapering, and the announcement helped calm investor concerns.

Rising interest rates left many bond investors in negative territory for the 12 months ended October 31, 2013. (Bond prices tend to fall as interest rates rise and tend to rise as interest rates fall.) As an asset class, U.S. Treasury securities generally provided negative total returns, as did many high-grade bonds. Searching for additional yield, many fixed-income investors took on the higher risk of high-yield bonds, which advanced during the reporting period. Others moved into convertible bonds, which generally benefited from the rising stock market.

Through all of these market changes, the portfolio managers of MainStay Funds focused on the investment objectives of their respective Funds and on the available investment strategies. Our portfolio managers used disciplined investment techniques, seeking to achieve long-term results consistent with their mandate.

Whether the markets go up or down, we believe that shareholders do well to maintain a long-term, wide-range perspective. With appropriate diversification, negative results in one asset class may be balanced by positive results in others. While some investors find volatility troublesome, experienced investors know that without it, market opportunities would be limited.

The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2013. While past performance is no guarantee of future results, we encourage you to get invested, stay invested and add to your investments whenever you can.

We thank you for choosing MainStay Funds, and we look forward to strengthening our relationship over time.

Sincerely,

Stephen P. Fisher

President

Not part of the Annual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Conservative Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2013

Class	Sales Charge		One Year	Five Years	Since Inception (4/4/05)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6.54 12.74%	9.81 11.06%	5.58 6.28%	1.42 1.42%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6.72 12.93	9.93 11.18	5.66 6.35	1.24 1.24
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	6.87 11.87	9.96 10.24	5.50 5.50	2.17 2.17
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	10.87 11.87	10.24 10.24	5.50 5.50	2.17 2.17
Class I Shares	No Sales Charge		13.11	11.44	6.66	0.99

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Since Inception
S&P 500® Index[4]	27.18%	15.17%	7.02%
MSCI EAFE® Index[5]	26.88	11.99	5.69
Barclays U.S. Aggregate Bond Index[6]	–1.08	6.09	4.95
Conservative Allocation Composite Index[7]	9.53	9.88	6.04
Average Lipper Mixed-Asset Target Allocation Conservative Fund[8]	7.00	9.33	4.94

4.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the
Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.

The Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 35%, 5% and 60%, respectively. The Fund has selected the Conservative Allocation Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.	The average Lipper mixed-asset target allocation conservative fund is representative of funds that, by portfolio practice, maintain a mix of between 20%-40% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Conservative Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Conservative Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2013, to October 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2013, to October 31, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/13	Ending Account Value (Based on Actual Returns and Expenses) 10/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,048.00	$2.79	$1,022.50	$2.75

Class A Shares	$1,000.00	$1,048.80	$1.96	$1,023.30	$1.94

Class B Shares	$1,000.00	$1,044.30	$6.65	$1,018.70	$6.56

Class C Shares	$1,000.00	$1,044.30	$6.65	$1,018.70	$6.56

Class I Shares	$1,000.00	$1,049.80	$0.62	$1,024.60	$0.61

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.54% for Investor Class, 0.38% for Class A, 1.29% for Class B and Class C and 0.12% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com	7

Investment Objectives of Underlying Funds as of October 31, 2013 (Unaudited)

See Portfolio of Investments on page 11 for specific holdings within these categories.

8	MainStay Conservative Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Conservative Allocation Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2013?

Excluding all sales charges, MainStay Conservative Allocation Fund returned 12.74% for Investor Class shares, 12.93% for Class A shares and 11.87% for Class B and Class C shares for the 12 months ended October 31, 2013. Over the same period, Class I shares returned 13.11%. For the 12 months ended October 31, 2013, all share classes underperformed the 27.18% return of the S&P 500® Index,2 which is the Fund’s broad-based securities-market index. Over the same period, all share classes underperformed the 26.88% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. All share classes outperformed the –1.08% return of the Bar-clays U.S. Aggregate Bond Index2 and the 9.53% return of the Conservative Allocation Composite Index.2 The Barclays U.S. Aggregate Bond Index and the Conservative Allocation Composite Index are additional benchmarks of the Fund. All share classes outperformed the 7.00% return of the average Lipper3 mixed-asset target allocation conservative fund for the 12 months ended October 31, 2013. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay Funds (the “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s substantial allocation to Underlying Funds that invest in fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance. Fixed-income securities generally underperformed equities during the reporting period.

The Fund’s performance, however, was strong in relation to its peers and the Conservative Allocation Composite Index. Much of these positive excess returns were a product of our asset allocation decisions. We maintained a bias favoring stocks over bonds in varying measure over most of the reporting period. This bias contributed substantially to the Fund’s performance. Well-timed preferences for small companies over large companies and growth stocks over value stocks provided positive results. Within the fixed-income portion of the Fund, exposure to speculative-grade credit instruments was rewarded, while defensive positioning against a potential rise in interest rates helped shield against losses in the high-grade bond portion of the Fund.

Solid performance among many of the Underlying Funds in which the Fund invested also helped strengthen returns. Noteworthy contributors to the Fund’s performance included MainStay U.S. Equity Opportunities Fund, MainStay Large Cap Growth Fund and MainStay Epoch U.S. All Cap Fund. (Con-tributions take weightings and total returns into account.)

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Fund’s allocations to stocks and bonds varied over the course of the reporting period in response to the changing environment. Within equities, we placed a mild emphasis on two themes. First, our focus shifted from securities of large-cap companies toward securities of smaller companies, which we believed would perform especially well during an uptick in global economic growth. Second, we placed an increasing emphasis on growth over value because we anticipated that the quest for yield that has marked the past couple of years would morph into a quest for growth. Both strategies were modestly profitable during the reporting period.

In the fixed-income portion of the Fund, we continued to maintain a shorter duration than the Barclays U.S. Aggregate Bond Index and a tilt that favored corporate bonds over government-backed securities. These preferences have been in place for a couple of years. This positioning reflects our enduring view that corporations have improved the quality of their balance sheets significantly by reducing leverage, accumulating cash and con-trolling operating costs. We anticipate that corporate default rates may remain quite low for some time, which could make the higher yields available on corporate bonds attractive.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary, New York Life Investment Management LLC.
2.	See footnote on page 6 for more information on this index.
3.	See footnote on page 6 for more information on Lipper Inc.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	9

How did the Fund’s allocations change over the course of the reporting period?

The most significant change was a shift from focusing on large-cap stocks to owning more stocks of small- and mid-cap companies. As part of this strategy, the Fund substantially increased its position in MainStay U.S. Small Cap Fund, with proceeds coming primarily from MainStay MAP Fund and MainStay U.S. Equity Opportunities Fund. Our shift from value to growth was reflected in reduced holdings of MainStay ICAP Equity Fund and MainStay Epoch U.S. All Cap Fund while we established a substantial new position in MainStay Cornerstone Growth Fund. A new position in a long/short fund, MainStay Marketfield Fund, was also noteworthy, as the position reflected a slight shift back into international stocks.

In the fixed-income portion of the Fund, we shifted assets from MainStay Floating Rate Fund and MainStay Unconstrained Bond Fund into a new position in MainStay Short Duration High Yield Fund. We also established a new position in MainStay High Yield Municipal Bond Fund. We believed that prices in the high-yield municipal market may have overreacted to news of the Detroit bankruptcy filing and financial troubles in Puerto Rico.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Under-lying Equity Funds had the lowest total returns?

MainStay U.S. Small Cap Fund had the highest total return for the year, followed closely by MainStay International Opportunities Fund and MainStay U.S. Equity Opportunities Fund. All Underlying Equity Funds in which the Fund invested generated positive total returns, but the lowest came from Underlying Funds that invest overseas: MainStay International Equity Fund and MainStay ICAP International Fund.

Which Underlying Equity Funds were the strongest positive contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

Contributions reflect the performance of Underlying Funds and the size of the positions held. Large positive contributions can therefore come from significant positions in Underlying Funds that do reasonably well or from smaller positions in Underlying Funds that do exceptionally well.

During the reporting period, the Fund had many of its largest positions in Underlying Funds that performed very well. On that list were MainStay U.S. Equity Opportunities Fund, MainStay MAP Fund and MainStay Large Cap Growth Fund. Since all Underlying Equity Funds had positive returns, those that made marginal contributions tended to have smaller positions. Among these were MainStay International Equity Fund and MainStay Marketfield Fund.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Yields on U.S. Treasury bonds rose significantly on signs of a strengthening economy and investors’ growing expectation that the Federal Reserve would gradually back away from stimul- ative monetary policy. At the same time, absolute yields on speculative-grade credit instruments fell, implying a significant compression of the spread5 to U.S. Treasury securities. This occurred against a backdrop of improving corporate financial health and significant net inflows to mutual funds and exchange-traded funds that invest in credit instruments.

Which fixed-income market segments were strong performers and which segments were particularly weak?

Domestic credit markets and short-duration securities were the strongest performers amid signs of economic improvement. For much the same reason, high-grade long-duration bonds provided poor performance.

Which Underlying Fixed-Income Funds were the strongest positive contributors to the Fund’s perfor-mance and which Underlying Fixed-Income Funds were particularly weak?

In the fixed-income portion of the Fund, the largest positive contribution came from MainStay Floating Rate Fund, which benefited from a short duration and a speculative portfolio. A smaller holding in MainStay Unconstrained Bond Fund was also a strong contributor. Detracting from performance were positions in MainStay Indexed Bond Fund and MainStay Intermediate Term Bond Fund.

10	MainStay Conservative Allocation Fund
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Portfolio of Investments October 31, 2013

	Shares	Value

Affiliated Investment Companies 99.9%†
Equity Funds 43.9%
MainStay Cornerstone Growth Fund Class I	336,500	$10,916,069
MainStay Epoch Global Choice Fund Class I (a)	518,505	10,847,124
MainStay Epoch U.S. All Cap Fund Class I	435,860	12,391,490
MainStay ICAP Equity Fund Class I	211,243	10,424,838
MainStay ICAP International Fund Class I	204,026	7,216,387
MainStay ICAP Select Equity Fund Class I	664	31,132
MainStay International Equity Fund Class I	180,814	2,431,942
MainStay International Opportunities Fund Class I	772,482	6,936,887
MainStay Large Cap Growth Fund Class I	1,998,141	20,600,837
MainStay MAP Fund Class I	477,056	21,076,352
MainStay Marketfield Fund Class I	401,901	7,282,447
MainStay S&P 500 Index Fund Class I	85,725	3,529,318
MainStay U.S. Equity Opportunities Fund Class I	2,081,569	21,523,427
MainStay U.S. Small Cap Fund Class I (a)	1,029,879	24,923,077

Total Equity Funds (Cost $124,337,848)		160,131,327

Fixed Income Funds 56.0%
MainStay Floating Rate Fund Class I	3,393,732	32,511,955
MainStay High Yield Corporate Bond Fund Class I	1,606,884	9,769,853
MainStay High Yield Municipal Bond Fund Class I	673,367	7,339,695
MainStay High Yield Opportunities Fund Class I	56,128	687,009

	Shares	Value

Fixed Income Funds (continued)
MainStay Indexed Bond Fund Class I (a)	3,737,097	$41,070,696
MainStay Intermediate Term Bond Fund Class I (a)	7,694,881	82,489,129
MainStay Money Market Fund Class A	10,905,993	10,905,993
MainStay Short Duration High Yield Fund Class I (a)	886,250	8,942,263
MainStay Unconstrained Bond Fund Class I	1,178,462	10,947,911

Total Fixed Income Funds (Cost $202,557,612)		204,664,504

Total Investments (Cost $326,895,460) (b)	99.9%	364,795,831
Other Assets, Less Liabilities	0.1	461,806
Net Assets	100.0%	$365,257,637

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	As of October 31, 2013, cost is $329,007,887 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$37,015,245
Gross unrealized depreciation	(1,227,301)

Net unrealized appreciation	$35,787,944

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$160,131,327	$—	$—	$160,131,327
Fixed Income Funds	204,664,504	—	—	204,664,504

Total Investments	$364,795,831	$—	$—	$364,795,831

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Statement of Assets and Liabilities as of October 31, 2013

Assets
Investment in affiliated investment companies, at value (identified cost $326,895,460)	$364,795,831
Receivables:
Fund shares sold	958,105
Other assets	24,769

Total assets	365,778,705

Liabilities
Payables:
Fund shares redeemed	273,372
NYLIFE Distributors (See Note 3)	130,572
Transfer agent (See Note 3)	70,054
Shareholder communication	27,691
Professional fees	11,243
Custodian	1,043
Trustees	801
Accrued expenses	6,292

Total liabilities	521,068

Net assets	$365,257,637

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$29,113
Additional paid-in capital	315,007,000

315,036,113
Undistributed net investment income	464,128
Accumulated net realized gain (loss) on investments	11,857,025
Net unrealized appreciation (depreciation) on investments	37,900,371

Net assets	$365,257,637

Investor Class
Net assets applicable to outstanding shares	$59,301,142

Shares of beneficial interest outstanding	4,722,613

Net asset value per share outstanding	$12.56
Maximum sales charge (5.50% of offering price)	0.73

Maximum offering price per share outstanding	$13.29

Class A
Net assets applicable to outstanding shares	$201,907,900

Shares of beneficial interest outstanding	16,081,281

Net asset value per share outstanding	$12.56
Maximum sales charge (5.50% of offering price)	0.73

Maximum offering price per share outstanding	$13.29

Class B
Net assets applicable to outstanding shares	$40,952,748

Shares of beneficial interest outstanding	3,274,074

Net asset value and offering price per share outstanding	$12.51

Class C
Net assets applicable to outstanding shares	$51,111,544

Shares of beneficial interest outstanding	4,087,048

Net asset value and offering price per share outstanding	$12.51

Class I
Net assets applicable to outstanding shares	$11,984,303

Shares of beneficial interest outstanding	948,018

Net asset value and offering price per share outstanding	$12.64

12	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2013

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$7,837,250

Expenses
Distribution/Service—Investor Class (See Note 3)	136,309
Distribution/Service—Class A (See Note 3)	446,429
Distribution/Service—Class B (See Note 3)	384,562
Distribution/Service—Class C (See Note 3)	431,388
Transfer agent (See Note 3)	388,957
Registration	83,124
Shareholder communication	79,231
Professional fees	37,324
Trustees	6,806
Custodian	5,649
Miscellaneous	14,187

Total expenses	2,013,966

Net investment income (loss)	5,823,284

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	10,722,384
Realized capital gain distributions from affiliated investment companies	4,667,385

Net realized gain (loss) on investments from affiliated investment companies	15,389,769

Net change in unrealized appreciation (depreciation) on investments	18,104,335

Net realized and unrealized gain (loss) on investments	33,494,104

Net increase (decrease) in net assets resulting from operations	$39,317,388

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statements of Changes in Net Assets

for the years ended October 31, 2013 and October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,823,284	$5,350,794
Net realized gain (loss) on investments from affiliated investment companies	15,389,769	4,700,839
Net change in unrealized appreciation (depreciation) on investments	18,104,335	14,142,672

Net increase (decrease) in net assets resulting from operations	39,317,388	24,194,305

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(1,223,350)	(1,047,807)
Class A	(4,330,031)	(3,834,388)
Class B	(583,952)	(555,060)
Class C	(643,309)	(542,159)
Class I	(429,612)	(287,940)

	(7,210,254)	(6,267,354)

From net realized gain on investments:
Investor Class	(725,462)	(428,222)
Class A	(2,384,434)	(1,490,047)
Class B	(520,705)	(342,898)
Class C	(557,674)	(320,881)
Class I	(234,352)	(93,798)

	(4,422,627)	(2,675,846)

Total dividends and distributions to shareholders	(11,632,881)	(8,943,200)

Capital share transactions:
Net proceeds from sale of shares	94,554,574	77,688,499
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	10,787,561	8,195,158
Cost of shares redeemed	(70,636,338)	(55,709,088)

Increase (decrease) in net assets derived from capital share transactions	34,705,797	30,174,569

Net increase (decrease) in net assets	62,390,304	45,425,674

Net Assets
Beginning of year	302,867,333	257,441,659

End of year	$365,257,637	$302,867,333

Undistributed net investment income at end of year	$464,128	$380,627

14	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Investor Class	2013	2012	2011	2010	2009
Net asset value at beginning of year	$11.57	$10.96	$10.81	$9.90	$8.76

Net investment income (loss) (a)	0.22	0.23	0.24	0.23	0.27
Net realized and unrealized gain (loss) on investments	1.21	0.76	0.20	0.91	1.25

Total from investment operations	1.43	0.99	0.44	1.14	1.52

Less dividends and distributions:
From net investment income	(0.27)	(0.27)	(0.29)	(0.23)	(0.27)
From net realized gain on investments	(0.17)	(0.11)	—	—	(0.11)

Total dividends and distributions	(0.44)	(0.38)	(0.29)	(0.23)	(0.38)

Net asset value at end of year	$12.56	$11.57	$10.96	$10.81	$9.90

Total investment return (b)	12.74%	9.24%	4.06%	11.70%	18.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.82%	2.00%	2.17%	2.26%	2.98%
Net expenses (c)	0.53%	0.53%	0.50%	0.50%	0.50%
Expenses (before waiver/reimbursement) (c)	0.53%	0.55%	0.57%	0.63%	0.74%
Portfolio turnover rate	52%	62%	55%	32%	36%
Net assets at end of year (in 000’s)	$59,301	$49,050	$41,525	$34,979	$25,216

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class A	2013	2012	2011	2010	2009
Net asset value at beginning of year	$11.57	$10.95	$10.80	$9.90	$8.76

Net investment income (loss) (a)	0.24	0.24	0.25	0.24	0.27
Net realized and unrealized gain (loss) on investments	1.21	0.77	0.20	0.90	1.25

Total from investment operations	1.45	1.01	0.45	1.14	1.52

Less dividends and distributions:
From net investment income	(0.29)	(0.28)	(0.30)	(0.24)	(0.27)
From net realized gain on investments	(0.17)	(0.11)	—	—	(0.11)

Total dividends and distributions	(0.46)	(0.39)	(0.30)	(0.24)	(0.38)

Net asset value at end of year	$12.56	$11.57	$10.95	$10.80	$9.90

Total investment return (b)	12.93%	9.41%	4.28%	11.68%	18.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.00%	2.16%	2.27%	2.35%	3.06%
Net expenses (c)	0.37%	0.37%	0.39%	0.42%	0.47%
Portfolio turnover rate	52%	62%	55%	32%	36%
Net assets at end of year (in 000’s)	$201,908	$164,116	$143,520	$121,439	$94,643

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2013	2012	2011	2010	2009
Net asset value at beginning of year	$11.53	$10.92	$10.76	$9.86	$8.73

Net investment income (loss) (a)	0.13	0.14	0.15	0.16	0.20
Net realized and unrealized gain (loss) on investments	1.21	0.76	0.21	0.90	1.24

Total from investment operations	1.34	0.90	0.36	1.06	1.44

Less dividends and distributions:
From net investment income	(0.19)	(0.18)	(0.20)	(0.16)	(0.20)
From net realized gain on investments	(0.17)	(0.11)	—	—	(0.11)

Total dividends and distributions	(0.36)	(0.29)	(0.20)	(0.16)	(0.31)

Net asset value at end of year	$12.51	$11.53	$10.92	$10.76	$9.86

Total investment return (b)	11.87%	8.46%	3.30%	10.92%	17.09%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.09%	1.27%	1.41%	1.51%	2.25%
Net expenses (c)	1.28%	1.28%	1.25%	1.25%	1.25%
Expenses (before waiver/reimbursement) (c)	1.28%	1.30%	1.32%	1.38%	1.48%
Portfolio turnover rate	52%	62%	55%	32%	36%
Net assets at end of year (in 000’s)	$40,953	$35,808	$33,580	$31,241	$27,417

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class C	2013	2012	2011	2010	2009
Net asset value at beginning of year	$11.53	$10.92	$10.76	$9.86	$8.73

Net investment income (loss) (a)	0.13	0.14	0.15	0.16	0.21
Net realized and unrealized gain (loss) on investments	1.21	0.76	0.21	0.90	1.23

Total from investment operations	1.34	0.90	0.36	1.06	1.44

Less dividends and distributions:
From net investment income	(0.19)	(0.18)	(0.20)	(0.16)	(0.20)
From net realized gain on investments	(0.17)	(0.11)	—	—	(0.11)

Total dividends and distributions	(0.36)	(0.29)	(0.20)	(0.16)	(0.31)

Net asset value at end of year	$12.51	$11.53	$10.92	$10.76	$9.86

Total investment return (b)	11.87%	8.46%	3.40%	10.82%	17.09%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.07%	1.25%	1.41%	1.51%	2.29%
Net expenses (c)	1.28%	1.28%	1.25%	1.25%	1.25%
Expenses (before waiver/reimbursement) (c)	1.28%	1.30%	1.32%	1.38%	1.48%
Portfolio turnover rate	52%	62%	55%	32%	36%
Net assets at end of year (in 000’s)	$51,112	$37,977	$30,224	$26,375	$21,498

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

16	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2013	2012	2011	2010	2009
Net asset value at beginning of year	$11.64	$11.02	$10.87	$9.95	$8.81

Net investment income (loss) (a)	0.27	0.27	0.28	0.27	0.30
Net realized and unrealized gain (loss) on investments	1.22	0.77	0.20	0.92	1.24

Total from investment operations	1.49	1.04	0.48	1.19	1.54

Less dividends and distributions:
From net investment income	(0.32)	(0.31)	(0.33)	(0.27)	(0.29)
From net realized gain on investments	(0.17)	(0.11)	—	—	(0.11)

Total dividends and distributions	(0.49)	(0.42)	(0.33)	(0.27)	(0.40)

Net asset value at end of year	$12.64	$11.64	$11.02	$10.87	$9.95

Total investment return (b)	13.11%	9.81%	4.42%	12.10%	18.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.26%	2.41%	2.49%	2.58%	3.37%
Net expenses (c)	0.12%	0.12%	0.14%	0.17%	0.22%
Expenses (before waiver/reimbursement) (c)	0.12%	0.12%	0.14%	0.17%	0.22%
Portfolio turnover rate	52%	62%	55%	32%	36%
Net assets at end of year (in 000’s)	$11,984	$15,916	$8,593	$5,611	$1,041

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

MainStay Moderate Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2013

Class	Sales Charge		One Year	Five Years	Since Inception (4/4/05)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	12.15 18.68%	11.05 12.31%	6.03 6.73%	1.56 1.56%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	12.34 18.88	11.20 12.46	6.10 6.80	1.37 1.37
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	12.70 17.70	11.24 11.50	5.92 5.92	2.31 2.31
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	16.70 17.70	11.47 11.47	5.92 5.92	2.31 2.31
Class I Shares	No Sales Charge		19.14	12.75	7.09	1.12

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

18	MainStay Moderate Allocation Fund

Benchmark Performance	One Year	Five Years	Since Inception
S&P 500® Index[4]	27.18%	15.17%	7.02%
MSCI EAFE® Index[5]	26.88	11.99	5.69
Barclays U.S. Aggregate Bond Index[6]	–1.08	6.09	4.95
Moderate Allocation Composite Index[7]	15.17	11.57	6.41
Average Lipper Mixed-Asset Target Allocation Moderate Fund[8]	13.72	11.06	5.57

4.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the
Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.

The Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 50%, 10% and 40%, respectively. The Fund has selected the Moderate Allocation Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.	The average Lipper mixed-asset target allocation moderate fund is representative of funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	19

Cost in Dollars of a $1,000 Investment in MainStay Moderate Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2013, to October 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2013, to October 31, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/13	Ending Account Value (Based on Actual Returns and Expenses) 10/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,074.20	$2.82	$1,022.50	$2.75

Class A Shares	$1,000.00	$1,075.00	$1.88	$1,023.40	$1.84

Class B Shares	$1,000.00	$1,070.30	$6.73	$1,018.70	$6.56

Class C Shares	$1,000.00	$1,070.30	$6.73	$1,018.70	$6.56

Class I Shares	$1,000.00	$1,077.00	$0.58	$1,024.70	$0.56

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.54% for Investor Class, 0.36% for Class A, 1.29% for Class B and Class C and 0.11% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

20	MainStay Moderate Allocation Fund

Investment Objectives of Underlying Funds as of October 31, 2013 (Unaudited)

See Portfolio of Investments on page 24 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

mainstayinvestments.com	21

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Moderate Allocation Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2013?

Excluding all sales charges, MainStay Moderate Allocation Fund returned 18.68% for Investor Class shares, 18.88% for Class A shares and 17.70% for Class B and Class C shares for the 12 months ended October 31, 2013. Over the same period, Class I shares returned 19.14%. For the 12 months ended October 31, 2013, all share classes underperformed the 27.18% return of the S&P 500® Index,2 which is the Fund’s broad-based securities-market index. Over the same period, all share classes underperformed the 26.88% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. All share classes outperformed the –1.08% return of the Barclays U.S. Aggregate Bond Index2 and the 15.17% return of the Moderate Allocation Composite Index.2 The Barclays U.S. Aggregate Bond Index and the Moderate Allocation Composite Index are additional benchmarks of the Fund. All share classes outperformed the 13.72% return of the average Lipper3 mixed-asset target allocation moderate fund for the 12 months ended October 31, 2013. See page 18 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay Funds (the “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s substantial allocation to Underlying Funds that invest in fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance. Fixed-income securities generally underperformed equities during the reporting period.

The Fund’s performance, however, was strong in relation to its peers and the Moderate Allocation Composite Index. Much of these positive excess returns were a product of our asset allocation decisions. We maintained a bias favoring stocks over bonds in varying measure over most of the reporting period. This bias contributed substantially to the Fund’s performance. Well-timed preferences for small companies over large companies and growth stocks over value stocks provided positive results. Within the fixed-income portion of the Fund, exposure to speculative-

grade credit instruments was rewarded, while defensive posi-tioning against a potential rise in interest rates helped shield against losses in the high-grade bond portion of the Fund.

Solid performance among many of the Underlying Funds in which the Fund invested also helped strengthen returns. Noteworthy contributors to the Fund’s performance included MainStay U.S. Equity Opportunities Fund, MainStay Large Cap Growth Fund and MainStay Epoch U.S. All Cap Fund. (Con-tributions take weightings and total returns into account.)

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Fund’s allocations to stocks and bonds varied over the course of the reporting period in response to the changing environment. Within equities, we placed a mild emphasis on two themes. First, our focus shifted from securities of large-cap companies toward securities of smaller companies, which we believed would perform especially well during an uptick in global economic growth. Second, we placed an increasing emphasis on growth over value because we anticipated that the quest for yield that has marked the past couple of years would morph into a quest for growth. Both strategies were modestly profitable during the reporting period.

In the fixed-income portion of the Fund, we continued to maintain a shorter duration than the Barclays U.S. Aggregate Bond Index and a tilt that favored corporate bonds over government-backed securities. These preferences have been in place for a couple of years. This positioning reflects our enduring view that corporations have improved the quality of their balance sheets significantly by reducing leverage, accumulating cash and controlling operating costs. We anticipate that corporate default rates may remain quite low for some time, which could make the higher yields available on corporate bonds attractive.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary, New York Life Investment Management LLC.
2.	See footnote on page 19 for more information on this index.
3.	See footnote on page 19 for more information on Lipper Inc.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

22	MainStay Moderate Allocation Fund

How did the Fund’s allocations change over the course of the reporting period?

The most significant change was a shift from focusing on large-cap stocks to owning more stocks of small- and mid-cap companies. As part of this strategy, the Fund substantially increased its position in MainStay U.S. Small Cap Fund, with proceeds coming primarily from MainStay MAP Fund and MainStay U.S. Equity Opportunities Fund. Our shift from value to growth was reflected in reduced holdings of MainStay ICAP Equity Fund and MainStay Epoch U.S. All Cap Fund while we established a substantial new position in MainStay Cornerstone Growth Fund. A new position in a long/short fund, MainStay Marketfield Fund, was also noteworthy, as the position reflected a slight shift back into international stocks.

In the fixed-income portion of the Fund, we shifted assets from MainStay Floating Rate Fund and MainStay Unconstrained Bond Fund into a new position in MainStay Short Duration High Yield Fund. We also established a new position in MainStay High Yield Municipal Bond Fund. We believed that prices in the high-yield municipal market may have overreacted to news of the Detroit bankruptcy filing and financial troubles in Puerto Rico.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Under-lying Equity Funds had the lowest total returns?

MainStay U.S. Small Cap Fund had the highest total return for the year, followed closely by MainStay International Opportunities Fund and MainStay U.S. Equity Opportunities Fund. All Underlying Equity Funds in which the Fund invested generated positive total returns, but the lowest came from Underlying Funds that invest overseas: MainStay International Equity Fund and MainStay ICAP International Fund.

Which Underlying Equity Funds were the strongest positive contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

Contributions reflect the performance of Underlying Funds and the size of the positions held. Large positive contributions can therefore come from significant positions in Underlying Funds that do reasonably well or from smaller positions in Underlying Funds that do exceptionally well.

During the reporting period, the Fund had many of its largest positions in Underlying Funds that performed very well. On that list were MainStay U.S. Equity Opportunities Fund, MainStay MAP Fund and MainStay Large Cap Growth Fund. Since all Underlying Equity Funds had positive returns, those that made marginal contributions tended to have smaller positions. Among these were MainStay International Equity Fund and MainStay Marketfield Fund.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Yields on U.S. Treasury bonds rose significantly on signs of a strengthening economy and investors’ growing expectation that the Federal Reserve would gradually back away from stimu-lative monetary policy. At the same time, absolute yields on speculative-grade credit instruments fell, implying a significant compression of the spread5 to U.S. Treasury securities. This occurred against a backdrop of improving corporate financial health and significant net inflows to mutual funds and exchange-traded funds that invest in credit instruments.

Which fixed-income market segments were strong performers and which segments were particularly weak?

Domestic credit markets and short-duration securities were the strongest performers amid signs of economic improvement. For much the same reason, high-grade long-duration bonds provided poor performance.

Which Underlying Fixed-Income Funds were the strongest positive contributors to the Fund’s perfor-mance and which Underlying Fixed-Income Funds were particularly weak?

In the fixed-income portion of the Fund, the largest positive contribution came from MainStay Floating Rate Fund, which benefited from a short duration and a speculative portfolio. A smaller holding in MainStay Unconstrained Bond Fund was also a strong contributor. Detracting from performance was a large position in MainStay Intermediate Term Bond Fund. A much smaller position in MainStay High Yield Municipal Bond Fund also detracted from the Fund’s results.

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	23

Portfolio of Investments October 31, 2013

	Shares	Value
Affiliated Investment Companies 100.0%†
Equity Funds 64.0%
MainStay Cornerstone Growth Fund Class I	696,100	$22,581,493
MainStay Epoch Global Choice Fund Class I (a)	812,629	17,000,206
MainStay Epoch U.S. All Cap Fund Class I (a)	1,274,276	36,227,656
MainStay ICAP Equity Fund Class I	599,289	29,574,928
MainStay ICAP International Fund Class I	643,161	22,748,621
MainStay ICAP Select Equity Fund Class I	4,866	228,326
MainStay International Equity Fund Class I	587,289	7,899,031
MainStay International Opportunities Fund Class I (a)	2,636,442	23,675,245
MainStay Large Cap Growth Fund Class I	4,698,200	48,438,440
MainStay MAP Fund Class I	1,178,024	52,045,104
MainStay Marketfield Fund Class I (b)	610,945	11,070,329
MainStay S&P 500 Index Fund Class I	222,209	9,148,361
MainStay U.S. Equity Opportunities Fund Class I (a)	4,655,905	48,142,060
MainStay U.S. Small Cap Fund Class I (a)	1,484,196	35,917,537

Total Equity Funds (Cost $267,400,094)		364,697,337

Fixed Income Funds 36.0%
MainStay Floating Rate Fund Class I	3,782,257	36,234,020
MainStay High Yield Corporate Bond Fund Class I	1,324,736	8,054,393
MainStay High Yield Municipal Bond Fund Class I	1,044,919	11,389,620
MainStay Intermediate Term Bond Fund Class I (a)	10,024,705	107,464,838

	Shares	Value
Fixed Income Funds (continued)
MainStay Money Market Fund Class A (a)	16,793,434	$16,793,434
MainStay Short Duration High Yield Fund Class I (a)	798,407	8,055,924
MainStay Unconstrained Bond Fund Class I (a)	1,806,186	16,779,467

Total Fixed Income Funds (Cost $201,533,100)		204,771,696

Total Investments (Cost $468,933,194) (c)	100.0%	569,469,033
Other Assets, Less Liabilities	0.0 ‡	20,597
Net Assets	100.0%	$569,489,630

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

(c)	As of October 31, 2013, cost is $474,142,583 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$96,015,460
Gross unrealized depreciation	(689,010)

Net unrealized appreciation	$95,326,450

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$364,697,337	$—	$—	$364,697,337
Fixed Income Funds	204,771,696	—	—	204,771,696

Total Investments	$569,469,033	$—	$—	$569,469,033

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

24	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2013

Assets
Investment in affiliated investment companies, at value (identified cost $468,933,194)	$569,469,033
Receivables:
Fund shares sold	540,001
Other assets	29,032

Total assets	570,038,066

Liabilities
Payables:
NYLIFE Distributors (See Note 3)	206,876
Fund shares redeemed	150,500
Transfer agent (See Note 3)	125,619
Shareholder communication	42,107
Professional fees	13,011
Trustees	1,249
Custodian	859
Accrued expenses	8,215

Total liabilities	548,436

Net assets	$569,489,630

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$41,124
Additional paid-in capital	453,610,788

453,651,912
Undistributed net investment income	3,476,222
Accumulated net realized gain (loss) on investments	11,825,657
Net unrealized appreciation (depreciation) on investments	100,535,839

Net assets	$569,489,630

Investor Class
Net assets applicable to outstanding shares	$128,403,429

Shares of beneficial interest outstanding	9,245,728

Net asset value per share outstanding	$13.89
Maximum sales charge (5.50% of offering price)	0.81

Maximum offering price per share outstanding	$14.70

Class A
Net assets applicable to outstanding shares	$288,920,301

Shares of beneficial interest outstanding	20,785,737

Net asset value per share outstanding	$13.90
Maximum sales charge (5.50% of offering price)	0.81

Maximum offering price per share outstanding	$14.71

Class B
Net assets applicable to outstanding shares	$88,450,744

Shares of beneficial interest outstanding	6,454,831

Net asset value and offering price per share outstanding	$13.70

Class C
Net assets applicable to outstanding shares	$55,464,269

Shares of beneficial interest outstanding	4,047,667

Net asset value and offering price per share outstanding	$13.70

Class I
Net assets applicable to outstanding shares	$8,250,887

Shares of beneficial interest outstanding	590,223

Net asset value and offering price per share outstanding	$13.98

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Statement of Operations for the year ended October 31, 2013

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$10,131,723

Expenses
Distribution/Service—Investor Class (See Note 3)	290,159
Distribution/Service—Class A (See Note 3)	637,247
Distribution/Service—Class B (See Note 3)	828,692
Distribution/Service—Class C (See Note 3)	474,068
Transfer agent (See Note 3)	700,730
Shareholder communication	115,169
Registration	83,551
Professional fees	44,134
Trustees	10,578
Custodian	4,912
Miscellaneous	19,226

Total expenses	3,208,466

Net investment income (loss)	6,923,257

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	16,931,097
Realized capital gain distributions from affiliated investment companies	8,005,572

Net realized gain (loss) on investments and investments from affiliated investment companies	24,936,669

Net change in unrealized appreciation (depreciation) on investments	55,373,773

Net realized and unrealized gain (loss) on investments	80,310,442

Net increase (decrease) in net assets resulting from operations	$87,233,699

26	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2013 and October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,923,257	$6,560,825
Net realized gain (loss) on investments and investments from affiliated investment companies	24,936,669	7,026,439
Net change in unrealized appreciation (depreciation) on investments	55,373,773	29,009,472

Net increase (decrease) in net assets resulting from operations	87,233,699	42,596,736

Dividends to shareholders:
From net investment income:
Investor Class	(2,260,625)	(1,681,579)
Class A	(5,391,886)	(4,127,248)
Class B	(1,130,941)	(810,977)
Class C	(624,663)	(434,349)
Class I	(323,100)	(221,938)

Total dividends to shareholders	(9,731,215)	(7,276,091)

Capital share transactions:
Net proceeds from sale of shares	100,595,879	79,215,407
Net asset value of shares issued to shareholders in reinvestment of dividends	9,337,807	6,951,917
Cost of shares redeemed	(82,549,353)	(77,604,432)

Increase (decrease) in net assets derived from capital share transactions	27,384,333	8,562,892

Net increase (decrease) in net assets	104,886,817	43,883,537

Net Assets
Beginning of year	464,602,813	420,719,276

End of year	$569,489,630	$464,602,813

Undistributed net investment income at end of year	$3,476,222	$3,970,202

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Financial Highlights selected per share data and ratios

	Year ended October 31,
Investor Class	2013	2012	2011	2010	2009
Net asset value at beginning of year	$11.96	$11.06	$10.86	$9.84	$8.77

Net investment income (loss) (a)	0.18	0.18	0.18	0.17	0.22
Net realized and unrealized gain (loss) on investments	2.01	0.93	0.23	1.03	1.22

Total from investment operations	2.19	1.11	0.41	1.20	1.44

Less dividends and distributions:
From net investment income	(0.26)	(0.21)	(0.21)	(0.18)	(0.26)
From net realized gain on investments	—	—	—	—	(0.11)

Total dividends and distributions	(0.26)	(0.21)	(0.21)	(0.18)	(0.37)

Net asset value at end of year	$13.89	$11.96	$11.06	$10.86	$9.84

Total investment return (b)	18.68%	10.19%	3.73%	12.49%	17.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.42%	1.57%	1.65%	1.64%	2.48%
Net expenses (c)	0.53%	0.53%	0.50%	0.50%	0.46%
Expenses (before waiver/reimbursement) (c)	0.53%	0.54%	0.56%	0.60%	0.73%
Portfolio turnover rate	49%	64%	60%	41%	35%
Net assets at end of year (in 000’s)	$128,403	$102,910	$90,248	$78,993	$63,454

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class A	2013	2012	2011	2010	2009
Net asset value at beginning of year	$11.97	$11.06	$10.87	$9.83	$8.76

Net investment income (loss) (a)	0.21	0.20	0.20	0.18	0.22
Net realized and unrealized gain (loss) on investments	2.00	0.93	0.22	1.05	1.22

Total from investment operations	2.21	1.13	0.42	1.23	1.44

Less dividends and distributions:
From net investment income	(0.28)	(0.22)	(0.23)	(0.19)	(0.26)
From net realized gain on investments	—	—	—	—	(0.11)

Total dividends and distributions	(0.28)	(0.22)	(0.23)	(0.19)	(0.37)

Net asset value at end of year	$13.90	$11.97	$11.06	$10.87	$9.83

Total investment return (b)	18.88%	10.43%	3.85%	12.65%	17.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.62%	1.75%	1.79%	1.76%	2.56%
Net expenses (c)	0.35%	0.35%	0.36%	0.38%	0.43%
Portfolio turnover rate	49%	64%	60%	41%	35%
Net assets at end of year (in 000’s)	$288,920	$229,051	$207,282	$210,071	$176,139

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

28	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2013	2012	2011	2010	2009
Net asset value at beginning of year	$11.81	$10.91	$10.72	$9.72	$8.65

Net investment income (loss) (a)	0.09	0.10	0.10	0.09	0.15
Net realized and unrealized gain (loss) on investments	1.97	0.92	0.22	1.03	1.21

Total from investment operations	2.06	1.02	0.32	1.12	1.36

Less dividends and distributions:
From net investment income	(0.17)	(0.12)	(0.13)	(0.12)	(0.18)
From net realized gain on investments	—	—	—	—	(0.11)

Total dividends and distributions	(0.17)	(0.12)	(0.13)	(0.12)	(0.29)

Net asset value at end of year	$13.70	$11.81	$10.91	$10.72	$9.72

Total investment return (b)	17.70%	9.47%	2.94%	11.71%	16.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.71%	0.84%	0.90%	0.89%	1.77%
Net expenses (c)	1.28%	1.28%	1.25%	1.25%	1.21%
Expenses (before waiver/reimbursement) (c)	1.28%	1.29%	1.31%	1.35%	1.49%
Portfolio turnover rate	49%	64%	60%	41%	35%
Net assets at end of year (in 000’s)	$88,451	$77,807	$73,686	$72,829	$67,726

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class C	2013	2012	2011	2010	2009
Net asset value at beginning of year	$11.81	$10.91	$10.73	$9.72	$8.66

Net investment income (loss) (a)	0.09	0.09	0.10	0.09	0.15
Net realized and unrealized gain (loss) on investments	1.97	0.93	0.22	1.04	1.20

Total from investment operations	2.06	1.02	0.32	1.13	1.35

Less dividends and distributions:
From net investment income	(0.17)	(0.12)	(0.14)	(0.12)	(0.18)
From net realized gain on investments	—	—	—	—	(0.11)

Total dividends and distributions	(0.17)	(0.12)	(0.14)	(0.12)	(0.29)

Net asset value at end of year	$13.70	$11.81	$10.91	$10.73	$9.72

Total investment return (b)	17.70%	9.47%	2.94%	11.69%	16.19%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.68%	0.83%	0.91%	0.90%	1.78%
Net expenses (c)	1.28%	1.28%	1.25%	1.25%	1.21%
Expenses (before waiver/reimbursement) (c)	1.28%	1.29%	1.31%	1.35%	1.49%
Portfolio turnover rate	49%	64%	60%	41%	35%
Net assets at end of year (in 000’s)	$55,464	$42,203	$39,531	$37,895	$33,043

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2013	2012	2011	2010	2009
Net asset value at beginning of year	$12.04	$11.12	$10.92	$9.87	$8.80

Net investment income (loss) (a)	0.25	0.23	0.23	0.20	0.25
Net realized and unrealized gain (loss) on investments	2.00	0.94	0.22	1.06	1.21

Total from investment operations	2.25	1.17	0.45	1.26	1.46

Less dividends and distributions:
From net investment income	(0.31)	(0.25)	(0.25)	(0.21)	(0.28)
From net realized gain on investments	—	—	—	—	(0.11)

Total dividends and distributions	(0.31)	(0.25)	(0.25)	(0.21)	(0.39)

Net asset value at end of year	$13.98	$12.04	$11.12	$10.92	$9.87

Total investment return (b)	19.14%	10.75%	4.16%	12.94%	17.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.93%	1.99%	2.05%	1.93%	2.81%
Net expenses (c)	0.10%	0.10%	0.11%	0.13%	0.18%
Portfolio turnover rate	49%	64%	60%	41%	35%
Net assets at end of year (in 000’s)	$8,251	$12,631	$9,972	$8,806	$4,447

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

30	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Moderate Growth Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2013

Class	Sales Charge		One Year	Five Years	Since Inception (4/4/05)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	18.33 25.22%	12.47 13.75%	6.17 6.88%	1.74 1.74%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	18.60 25.50	12.62 13.90	6.24 6.95	1.54 1.54
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	19.33 24.33	12.67 12.92	6.07 6.07	2.49 2.49
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	23.33 24.33	12.92 12.92	6.07 6.07	2.49 2.49
Class I Shares	No Sales Charge		25.74	14.19	7.26	1.29

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	31

Benchmark Performance	One Year	Five Years	Since Inception
S&P 500® Index[4]	27.18%	15.17%	7.02%
MSCI EAFE® Index[5]	26.88	11.99	5.69
Barclays U.S. Aggregate Bond Index[6]	–1.08	6.09	4.95
Moderate Growth Allocation Composite Index[7]	21.06	13.14	6.67
Average Lipper Mixed-Asset Target Allocation Growth Fund[8]	17.93	12.32	5.89

4.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the
Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.

The Moderate Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 65%, 15% and 20%, respectively. The Fund has selected the Moderate Growth Allocation Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.	The average Lipper mixed-asset target allocation growth fund is representative of funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

32	MainStay Moderate Growth Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Moderate Growth Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2013, to October 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2013, to October 31, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/13	Ending Account Value (Based on Actual Returns and Expenses) 10/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,103.30	$2.92	$1,022.40	$2.80

Class A Shares	$1,000.00	$1,104.00	$1.96	$1,023.30	$1.89

Class B Shares	$1,000.00	$1,099.20	$6.88	$1,018.70	$6.61

Class C Shares	$1,000.00	$1,099.20	$6.88	$1,018.70	$6.61

Class I Shares	$1,000.00	$1,105.50	$0.64	$1,024.60	$0.61

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.55% for Investor Class, 0.37% for Class A, 1.30% for Class B and Class C and 0.12% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com	33

Investment Objectives of Underlying Funds as of October 31, 2013 (Unaudited)

See Portfolio of Investments on page 37 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

34	MainStay Moderate Growth Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Moderate Growth Allocation Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2013?

Excluding all sales charges, MainStay Moderate Growth Allocation Fund returned 25.22% for Investor Class shares, 25.50% for Class A shares and 24.33% for Class B and Class C shares for the 12 months ended October 31, 2013. Over the same period, Class I shares returned 25.74%. For the 12 months ended October 31, 2013, all share classes underperformed the 27.18% return of the S&P 500® Index,2 which is the Fund’s broad-based securities-market index. Over the same period, all share classes underperformed the 26.88% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. All share classes outperformed the –1.08% return of the Bar-clays U.S. Aggregate Bond Index2 and the 21.06% return of the Moderate Growth Allocation Composite Index.2 The Barclays U.S. Aggregate Bond Index and the Moderate Growth Allocation Composite Index are additional benchmarks of the Fund. All share classes outperformed the 17.93% return of the average Lipper3 mixed-asset target allocation growth fund for the 12 months ended October 31, 2013. See page 31 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay Funds (the “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s substantial allocation to Underlying Funds that invest in fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance. Fixed-income securities generally underperformed equities during the reporting period.

The Fund’s performance, however, was strong in relation to its peers and to the Moderate Growth Allocation Composite Index. Much of these positive excess returns were a product of our asset allocation decisions. We maintained a bias favoring stocks over bonds in varying measure over most of the reporting per-iod. This bias contributed substantially to the Fund’s performance. Well-timed preferences for small companies over large companies and growth stocks over value stocks provided positive results. Within the fixed-income portion of the Fund, exposure to speculative-grade credit instruments was rewarded, while defensive positioning against a potential rise in interest rates helped shield against losses in the high-grade bond portion of the Fund.

Solid performance among many of the Underlying Funds in which the Fund invested also helped strengthen returns. Noteworthy contributors to the Fund’s performance included MainStay U.S. Equity Opportunities Fund, MainStay Large Cap Growth Fund and MainStay Epoch U.S. All Cap Fund. (Con-tributions take weightings and total returns into account.)

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Fund’s allocations to stocks and bonds varied over the course of the reporting period in response to the changing environment. Within equities, we placed a mild emphasis on two themes. First, our focus shifted from securities of large-cap companies toward securities of smaller companies, which we believed would perform especially well during an uptick in global economic growth. Second, we placed an increasing emphasis on growth over value because we anticipated that the quest for yield that has marked the past couple of years would morph into a quest for growth. Both strategies were modestly profitable during the reporting period.

In the fixed-income portion of the Fund, we continued to maintain a shorter duration than the Barclays U.S. Aggregate Bond Index and a tilt that favored corporate bonds over government-backed securities. These preferences have been in place for a couple of years. This positioning reflects our enduring view that corporations have improved the quality of their balance sheets significantly by reducing leverage, accumulating cash and controlling operating costs. We anticipate that corporate default rates may remain quite low for some time, which could make the higher yields available on corporate bonds attractive.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary, New York Life Investment Management LLC.
2.	See footnote on page 32 for more information on this index.
3.	See footnote on page 32 for more information on Lipper Inc.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	35

How did the Fund’s allocations change over the course of the reporting period?

The most significant change was a shift from focusing on large-cap stocks to owning more stocks of small- and mid-cap companies. As part of this strategy, the Fund substantially increased its position in MainStay U.S. Small Cap Fund, with proceeds coming primarily from MainStay MAP Fund and MainStay U.S. Equity Opportunities Fund. Our shift from value to growth was reflected in reduced holdings of MainStay ICAP Equity Fund and a substantial new position in MainStay Cornerstone Growth Fund. A new position in a long/short fund, MainStay Marketfield Fund, was also noteworthy, as the position reflected a slight shift back into international stocks.

In the fixed-income portion of the Fund, we shifted assets from MainStay Floating Rate Fund and MainStay Unconstrained Bond Fund into a new position in MainStay Short Duration High Yield Fund. We also established a new position in MainStay High Yield Municipal Bond Fund. We believed that prices in the high-yield municipal market may have overreacted to news of the Detroit bankruptcy filing and financial troubles in Puerto Rico.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

MainStay U.S. Small Cap Fund had the highest total return for the year, followed closely by MainStay International Opportunities Fund and MainStay U.S. Equity Opportunities Fund. All Underlying Equity Funds in which the Fund invested generated positive total returns, but the lowest came from Underlying Funds that invest overseas: MainStay International Equity Fund and MainStay ICAP International Fund.

Which Underlying Equity Funds were the strongest positive contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

Contributions reflect the performance of Underlying Funds and the size of the positions held. Large positive contributions can therefore come from significant positions in Underlying Funds that do reasonably well or from smaller positions in Underlying Funds that do exceptionally well.

During the reporting period, the Fund had many of its largest positions in Underlying Funds that performed very well. On that list were MainStay U.S. Equity Opportunities Fund, MainStay MAP Fund and MainStay U.S. Small Cap Fund. Since all Underlying Equity Funds had positive returns, those that made marginal contributions tended to have smaller positions. Among these were MainStay International Equity Fund and MainStay Marketfield Fund.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Yields on U.S. Treasury bonds rose significantly on signs of a strengthening economy and investors’ growing expectation that the Federal Reserve would gradually back away from stimulative monetary policy. At the same time, absolute yields on speculative-grade credit instruments fell, implying a significant compression of the spread5 to U.S. Treasury securities. This occurred against a backdrop of improving corporate financial health and significant net inflows to mutual funds and exchange-traded funds that invest in credit instruments.

Which fixed-income market segments were strong performers and which segments were particularly weak?

Domestic credit markets and short-duration securities were the strongest performers amid signs of economic improvement. For much the same reason, high-grade long-duration bonds provided poor performance.

Which Underlying Fixed-Income Funds were the strongest positive contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

In the fixed-income portion of the Fund, the largest positive contribution came from MainStay Floating Rate Fund, which benefited from a short duration and a speculative portfolio. A smaller holding in MainStay Unconstrained Bond Fund was also a strong contributor. Detracting from performance were positions in MainStay Intermediate Term Bond Fund and MainStay High Yield Municipal Bond Fund.

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

36	MainStay Moderate Growth Allocation Fund

Portfolio of Investments October 31, 2013

	Shares	Value
Affiliated Investment Companies 100.0%†
Equity Funds 84.0%
MainStay Common Stock Fund Class I	50,038	$832,626
MainStay Cornerstone Growth Fund Class I	839,267	27,225,823
MainStay Epoch Global Choice Fund Class I (a)	780,351	16,324,950
MainStay Epoch U.S. All Cap Fund Class I (a)	1,217,091	34,601,902
MainStay ICAP Equity Fund Class I	608,566	30,032,728
MainStay ICAP International Fund Class I	916,304	32,409,664
MainStay ICAP Select Equity Fund Class I	8,220	385,675
MainStay International Equity Fund Class I (a)	862,083	11,595,013
MainStay International Opportunities Fund Class I (a)	3,972,949	35,677,084
MainStay Large Cap Growth Fund Class I	5,395,150	55,623,993
MainStay MAP Fund Class I	1,434,047	63,356,191
MainStay Marketfield Fund Class I (b)	579,309	10,497,087
MainStay S&P 500 Index Fund Class I	207,407	8,538,936
MainStay U.S. Equity Opportunities Fund Class I (a)	6,064,684	62,708,835
MainStay U.S. Small Cap Fund Class I (a)	3,023,277	73,163,301

Total Equity Funds (Cost $336,987,444)		462,973,808

Fixed Income Funds 16.0%
MainStay Floating Rate Fund Class I	2,718,496	26,043,196
MainStay High Yield Corporate Bond Fund Class I	1,017,833	6,188,424
MainStay High Yield Municipal Bond Fund Class I	392,153	4,274,463

	Shares	Value
Fixed Income Funds (continued)
MainStay Intermediate Term Bond Fund Class I	2,211,388	$23,706,085
MainStay Money Market Fund Class A	14,297,567	14,297,567
MainStay Short Duration High Yield Fund Class I	613,977	6,195,026
MainStay Unconstrained Bond Fund Class I	778,145	7,228,971

Total Fixed Income Funds (Cost $85,660,732)		87,933,732

Total Investments (Cost $422,648,176) (c)	100.0%	550,907,540
Other Assets, Less Liabilities	0.0 ‡	107,457
Net Assets	100.0%	$551,014,997

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

(c)	As of October 31, 2013, cost is $429,516,061 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$121,984,018
Gross unrealized depreciation	(592,539)

Net unrealized appreciation	$121,391,479

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$462,973,808	$—	$—	$462,973,808
Fixed Income Funds	87,933,732	—	—	87,933,732

Total Investments	$550,907,540	$—	$—	$550,907,540

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	37

Statement of Assets and Liabilities as of October 31, 2013

Assets
Investment in affiliated investment companies, at value (identified cost $422,648,176)	$550,907,540
Receivables:
Fund shares sold	658,905
Manager (See Note 3)	3,062
Other assets	23,453

Total assets	551,592,960

Liabilities
Payables:
NYLIFE Distributors (See Note 3)	206,366
Fund shares redeemed	161,544
Transfer agent (See Note 3)	147,556
Shareholder communication	39,654
Professional fees	12,888
Trustees	1,176
Custodian	885
Accrued expenses	7,894

Total liabilities	577,963

Net assets	$551,014,997

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$38,076
Additional paid-in capital	432,170,879

432,208,955
Undistributed of net investment income	213,201
Accumulated net realized gain (loss) on investments	(9,666,523)
Net unrealized appreciation (depreciation) on investments	128,259,364

Net assets	$551,014,997

Investor Class
Net assets applicable to outstanding shares	$168,045,187

Shares of beneficial interest outstanding	11,571,900

Net asset value per share outstanding	$14.52
Maximum sales charge (5.50% of offering price)	0.85

Maximum offering price per share outstanding	$15.37

Class A
Net assets applicable to outstanding shares	$233,002,974

Shares of beneficial interest outstanding	16,022,344

Net asset value per share outstanding	$14.54
Maximum sales charge (5.50% of offering price)	0.85

Maximum offering price per share outstanding	$15.39

Class B
Net assets applicable to outstanding shares	$108,523,859

Shares of beneficial interest outstanding	7,587,550

Net asset value and offering price per share outstanding	$14.30

Class C
Net assets applicable to outstanding shares	$39,328,512

Shares of beneficial interest outstanding	2,750,320

Net asset value and offering price per share outstanding	$14.30

Class I
Net assets applicable to outstanding shares	$2,114,465

Shares of beneficial interest outstanding	144,100

Net asset value and offering price per share outstanding	$14.67

38	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2013

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$7,051,788

Expenses
Distribution/Service—Investor Class (See Note 3)	378,173
Distribution/Service—Class A (See Note 3)	491,327
Distribution/Service—Class B (See Note 3)	1,007,861
Distribution/Service—Class C (See Note 3)	324,163
Transfer agent (See Note 3)	823,242
Shareholder communication	113,496
Registration	78,568
Professional fees	42,964
Trustees	9,954
Custodian	4,725
Miscellaneous	18,347

Total expenses before waiver/reimbursement	3,292,820
Expense waiver/reimbursement from Manager (See Note 3)	(4,204)

Net expenses	3,288,616

Net investment income (loss)	3,763,172

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	15,551,502
Realized capital gain distributions from affiliated investment companies	7,140,650

Net realized gain (loss) on investments from affiliated investment companies	22,692,152

Net change in unrealized appreciation (depreciation) on investments	81,465,642

Net realized and unrealized gain (loss) on investments	104,157,794

Net increase (decrease) in net assets resulting from operations	$107,920,966

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	39

Statements of Changes in Net Assets

for the years ended October 31, 2013 and October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,763,172	$3,578,787
Net realized gain (loss) on investments from affiliated investment companies	22,692,152	4,546,658
Net change in unrealized appreciation (depreciation) on investments	81,465,642	31,935,057

Net increase (decrease) in net assets resulting from operations	107,920,966	40,060,502

Dividends to shareholders:
From net investment income:
Investor Class	(2,268,645)	(1,342,279)
Class A	(3,203,126)	(1,972,643)
Class B	(873,377)	(295,031)
Class C	(266,324)	(85,115)
Class I	(25,374)	(18,643)

Total dividends to shareholders	(6,636,846)	(3,713,711)

Capital share transactions:
Net proceeds from sale of shares	86,981,362	62,669,267
Net asset value of shares issued to shareholders in reinvestment of dividends	6,474,296	3,615,436
Cost of shares redeemed	(73,891,512)	(72,925,654)

Increase (decrease) in net assets derived from capital share transactions	19,564,146	(6,640,951)

Net increase (decrease) in net assets	120,848,266	29,705,840

Net Assets
Beginning of year	430,166,731	400,460,891

End of year	$551,014,997	$430,166,731

Undistributed net investment income at end of year	$213,201	$1,068,136

40	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Investor Class	2013	2012	2011	2010	2009
Net asset value at beginning of year	$11.79	$10.81	$10.58	$9.40	$8.36

Net investment income (loss) (a)	0.12	0.11	0.12	0.11	0.17
Net realized and unrealized gain (loss) on investments	2.81	0.99	0.25	1.20	1.17

Total from investment operations	2.93	1.10	0.37	1.31	1.34

Less dividends and distributions:
From net investment income	(0.20)	(0.12)	(0.14)	(0.13)	(0.19)
From net realized gain on investments	—	—	—	—	(0.11)

Total dividends and distributions	(0.20)	(0.12)	(0.14)	(0.13)	(0.30)

Net asset value at end of year	$14.52	$11.79	$10.81	$10.58	$9.40

Total investment return (b)	25.22%	10.29%	3.47%	14.02%	16.87%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.91%	1.00%	1.11%	1.12%	2.02%
Net expenses (c)	0.55%	0.53%	0.50%	0.50%	0.47%
Expenses (before waiver/reimbursement) (c)	0.55%	0.57%	0.58%	0.65%	0.79%
Portfolio turnover rate	47%	62%	55%	54%	36%
Net assets at end of year (in 000’s)	$168,045	$133,413	$121,733	$109,893	$86,438

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class A	2013	2012	2011	2010	2009
Net asset value at beginning of year	$11.80	$10.82	$10.58	$9.40	$8.35

Net investment income (loss) (a)	0.14	0.13	0.13	0.12	0.18
Net realized and unrealized gain (loss) on investments	2.82	0.98	0.26	1.19	1.17

Total from investment operations	2.96	1.11	0.39	1.31	1.35

Less dividends and distributions:
From net investment income	(0.22)	(0.13)	(0.15)	(0.13)	(0.19)
From net realized gain on investments	—	—	—	—	(0.11)

Total dividends and distributions	(0.22)	(0.13)	(0.15)	(0.13)	(0.30)

Net asset value at end of year	$14.54	$11.80	$10.82	$10.58	$9.40

Total investment return (b)	25.50%	10.42%	3.66%	14.07%	17.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.09%	1.16%	1.21%	1.22%	2.18%
Net expenses (c)	0.37%	0.37%	0.38%	0.40%	0.43%
Expenses (before waiver/reimbursement) (c)	0.37%	0.37%	0.38%	0.40%	0.43%
Portfolio turnover rate	47%	62%	55%	54%	36%
Net assets at end of year (in 000’s)	$233,003	$174,089	$160,679	$159,791	$140,284

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	41

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2013	2012	2011	2010	2009
Net asset value at beginning of year	$11.61	$10.64	$10.42	$9.27	$8.23

Net investment income (loss) (a)	0.02	0.03	0.04	0.04	0.11
Net realized and unrealized gain (loss) on investments	2.78	0.98	0.24	1.18	1.16

Total from investment operations	2.80	1.01	0.28	1.22	1.27

Less dividends and distributions:
From net investment income	(0.11)	(0.04)	(0.06)	(0.07)	(0.12)
From net realized gain on investments	—	—	—	—	(0.11)

Total dividends and distributions	(0.11)	(0.04)	(0.06)	(0.07)	(0.23)

Net asset value at end of year	$14.30	$11.61	$10.64	$10.42	$9.27

Total investment return (b)	24.33%	9.38%	2.79%	13.17%	16.06%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.19%	0.27%	0.36%	0.39%	1.35%
Net expenses (c)	1.30%	1.28%	1.25%	1.25%	1.21%
Expenses (before waiver/reimbursement) (c)	1.30%	1.32%	1.33%	1.40%	1.54%
Portfolio turnover rate	47%	62%	55%	54%	36%
Net assets at end of year (in 000’s)	$108,524	$92,620	$90,887	$94,448	$87,220

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class C	2013	2012	2011	2010	2009
Net asset value at beginning of year	$11.61	$10.64	$10.42	$9.27	$8.23

Net investment income (loss) (a)	0.02	0.03	0.04	0.04	0.11
Net realized and unrealized gain (loss) on investments	2.78	0.98	0.24	1.18	1.16

Total from investment operations	2.80	1.01	0.28	1.22	1.27

Less dividends and distributions:
From net investment income	(0.11)	(0.04)	(0.06)	(0.07)	(0.12)
From net realized gain on investments	—	—	—	—	(0.11)

Total dividends and distributions	(0.11)	(0.04)	(0.06)	(0.07)	(0.23)

Net asset value at end of year	$14.30	$11.61	$10.64	$10.42	$9.27

Total investment return (b)	24.33%	9.37%	2.79%	13.16%	16.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.15%	0.25%	0.36%	0.37%	1.39%
Net expenses (c)	1.30%	1.28%	1.25%	1.25%	1.21%
Expenses (before waiver/reimbursement) (c)	1.30%	1.32%	1.33%	1.40%	1.54%
Portfolio turnover rate	47%	62%	55%	54%	36%
Net assets at end of year (in 000’s)	$39,329	$28,725	$26,065	$25,524	$21,968

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

42	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2013	2012	2011	2010	2009
Net asset value at beginning of year	$11.91	$10.91	$10.67	$9.48	$8.42

Net investment income (loss) (a)	0.16	0.16	0.18	0.15	0.19
Net realized and unrealized gain (loss) on investments	2.85	1.00	0.23	1.19	1.20

Total from investment operations	3.01	1.16	0.41	1.34	1.39

Less dividends and distributions:
From net investment income	(0.25)	(0.16)	(0.17)	(0.15)	(0.22)
From net realized gain on investments	—	—	—	—	(0.11)

Total dividends and distributions	(0.25)	(0.16)	(0.17)	(0.15)	(0.33)

Net asset value at end of year	$14.67	$11.91	$10.91	$10.67	$9.48

Total investment return (b)	25.74%	10.70%	3.96%	14.29%	17.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.24%	1.42%	1.64%	1.47%	2.30%
Net expenses (c)	0.12%	0.12%	0.13%	0.15%	0.19%
Expenses (before waiver/reimbursement) (c)	0.12%	0.12%	0.13%	0.15%	0.19%
Portfolio turnover rate	47%	62%	55%	54%	36%
Net assets at end of year (in 000’s)	$2,114	$1,321	$1,096	$840	$688

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	43

MainStay Growth Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2013

Class	Sales Charge		One Year	Five Years	Since Inception (4/4/05)	Gross Expence Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	22.86 30.01%	12.82 14.11%	5.93 6.63%	1.90 1.90%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	23.06 30.22	12.94 14.22	5.98 6.68	1.69 1.69
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	24.10 29.10	13.04 13.29	5.84 5.84	2.65 2.65
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	28.04 29.04	13.26 13.26	5.85 5.85	2.65 2.65
Class I Shares	No Sales Charge		30.49	14.51	7.01	1.44

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

44	MainStay Growth Allocation Fund

Benchmark Performance	One Year	Five Years	Since Inception
S&P 500® Index[4]	27.18%	15.17%	7.02%
MSCI EAFE® Index[5]	26.88	11.99	5.69
Growth Allocation Composite Index[6]	27.20	14.60	6.81
Average Lipper Multi-Cap Core Fund[7]	29.40	15.20	6.73

4.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.	The Growth Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index weighted 80% and 20%, respectively. The Fund has selected the Growth Allocation Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The average Lipper multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap core funds typically have average characteristics compared to the S&P SuperComposite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	45

Cost in Dollars of a $1,000 Investment in MainStay Growth Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2013, to October 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2013, to October 31, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/13	Ending Account Value (Based on Actual Returns and Expenses) 10/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/13	Expenses Paid During Period1

Investor Class Shares	$1,000.00	$1,122.50	$2.94	$1,022.40	$2.80

Class A Shares	$1,000.00	$1,123.20	$2.19	$1,023.10	$2.09

Class B Shares	$1,000.00	$1,118.20	$6.94	$1,018.70	$6.61

Class C Shares	$1,000.00	$1,118.90	$6.94	$1,018.70	$6.61

Class I Shares	$1,000.00	$1,124.80	$0.86	$1,024.40	$0.82

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.55% for Investor Class, 0.41% for Class A, 1.30% for Class B and Class C and 0.16% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

46	MainStay Growth Allocation Fund

Investment Objectives of Underlying Funds as of October 31, 2013 (Unaudited)

See Portfolio of Investments on page 50 for specific holdings within these categories.

mainstayinvestments.com	47

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments1, the Fund’s Manager.

How did MainStay Growth Allocation Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2013?

Excluding all sales charges, MainStay Growth Allocation Fund returned 30.01% for Investor Class shares, 30.22% for Class A shares and 29.10% for Class B shares and 29.04% for Class C shares for the 12 months ended October 31, 2013. Over the same period, Class I shares returned 30.49%. For the 12 months ended October 31, 2013, all share classes outperformed the 27.18% return of the S&P 500® Index,2 which is the Fund’s broad-based securities-market index. Over the same period, all share classes outperformed the 26.88% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. All share classes outperformed the 27.20% return of the Growth Allocation Composite Index.2 The Growth Allocation Composite Index is an additional benchmark of the Fund. Investor Class, Class A and Class I shares outperformed—and Class B and Class C shares underperformed—the 29.40% return of the average Lipper3 multi-cap core fund for the 12 months ended October 31, 2013. See page 44 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay Funds (the “Underlying Funds”). The Underlying Funds may invest in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks.

During the reporting period, the Fund showed strong performance in relation to its primary benchmark and the Growth Allocation Composite Index. Some of these positive excess returns were a product of our asset allocation decisions as well-timed preferences for small companies over large companies and growth stocks over value stocks provided positive results.

Solid performance among many of the Underlying Funds in which the Fund invested also helped strengthen returns. Noteworthy contributors to the Fund’s performance included MainStay U.S. Equity Opportunities Fund, MainStay Large Cap Growth Fund and MainStay Epoch U.S. All Cap Fund. (Contributions take weightings and total returns into account.)

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Fund placed a mild emphasis on two themes. First, our focus shifted from securities of large-cap companies toward securities of smaller companies, which we believed would perform especially well during an uptick in global economic growth. Second, we placed an increasing emphasis on growth over value because we anticipated that the quest for yield that has marked the past couple of years would morph into a quest for growth. Both strategies were modestly profitable during the reporting period.

How did the Fund’s allocations change over the course of the reporting period?

The most significant change was a shift from focusing on large-cap stocks to owning more stocks of small- and mid-cap companies. As part of this strategy, the Fund substantially increased its position in MainStay U.S. Small Cap Fund, with proceeds coming primarily from MainStay MAP Fund, MainStay Common Stock Fund and MainStay U.S. Equity Opportunities Fund. Our shift from value to growth was reflected in reduced holdings of MainStay ICAP Equity Fund while we established a substantial new position in MainStay Cornerstone Growth Fund. A new position in a long/short fund, MainStay Marketfield Fund, was also noteworthy.

During the reporting period, which Underlying Funds had the highest total returns and which Underlying Funds had the lowest total returns?

MainStay U.S. Small Cap Fund had the highest total return for the year, followed closely by MainStay International Opportunities Fund and MainStay U.S. Equity Opportunities Fund. All Underlying Equity Funds in which the Fund invested generated positive total returns, but the lowest came from Underlying Funds that invest overseas: MainStay International Equity Fund and MainStay ICAP International Fund.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary, New York Life Investment Management LLC.
2.	See footnote on page 45 for more information on this index.
3.	See footnote on page 45 for more information on Lipper Inc.

48	MainStay Growth Allocation Fund

Which Underlying Funds were the strongest positive contributors to the Fund’s performance and which Underlying Funds were particularly weak?

Contributions reflect the performance of Underlying Funds and the size of the positions held. Large positive contributions can therefore come from significant positions in Underlying Funds that do reasonably well or from smaller positions in Underlying Funds that do exceptionally well.

During the reporting period, the Fund had many of its largest positions in Underlying Funds that performed very well. On that list were MainStay U.S. Equity Opportunities Fund, MainStay MAP Fund and MainStay U.S. Small Cap Fund. Since all Underlying Equity Funds had positive returns, those that made marginal contributions tended to have smaller positions. Among these were MainStay International Equity Fund and MainStay Marketfield Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	49

Portfolio of Investments October 31, 2013

	Shares	Value
Affiliated Investment Companies 100.1%†
Equity Funds 100.1%
MainStay Common Stock Fund Class I	31,955	$531,728
MainStay Cornerstone Growth Fund Class I	579,858	18,810,599
MainStay Epoch Global Choice Fund Class I	411,018	8,598,488
MainStay Epoch U.S. All Cap Fund Class I	687,080	19,533,675
MainStay ICAP Equity Fund Class I	371,112	18,314,366
MainStay ICAP International Fund Class I	562,746	19,904,340
MainStay ICAP Select Equity Fund Class I	2,788	130,833
MainStay International Equity Fund Class I	531,962	7,154,894
MainStay International Opportunities Fund Class I (a)	2,410,495	21,646,246
MainStay Large Cap Growth Fund Class I	3,477,255	35,850,500
MainStay MAP Fund Class I	867,264	38,315,723
MainStay Marketfield Fund Class I (b)	309,663	5,611,085
MainStay S&P 500 Index Fund Class I	150,621	6,201,053
MainStay U.S. Equity Opportunities Fund Class I (a)	3,669,220	37,939,738
MainStay U.S. Small Cap Fund Class I (a)	1,996,891	48,324,766

Total Investments (Cost $209,768,794) (c)	100.1%	$286,868,034
Other Assets, Less Liabilities	(0.1)	(244,250)
Net Assets	100.0%	$286,623,784
†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

(c)	As of October 31, 2013, cost is $214,790,418 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$72,077,616
Gross unrealized depreciation	—

Net unrealized appreciation	$72,077,616

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$286,868,034	$—	$—	$286,868,034

Total Investments	$286,868,034	$—	$—	$286,868,034

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

50	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2013

Assets
Investment in affiliated investment companies, at value (identified cost $209,768,794)	$286,868,034
Receivables:
Fund shares sold	347,372
Manager (See Note 3)	9,123
Other assets	20,308

Total assets	287,244,837

Liabilities
Payables:
Fund shares redeemed	382,203
NYLIFE Distributors (See Note 3)	108,947
Transfer agent (See Note 3)	90,574
Shareholder communication	21,909
Professional fees	10,633
Custodian	708
Trustees	611
Accrued expenses	5,468

Total liabilities	621,053

Net assets	$286,623,784

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$19,441
Additional paid-in capital	223,738,871

223,758,312
Distributions in excess of net investment income	(474,672)
Accumulated net realized gain (loss) on investments	(13,759,096)
Net unrealized appreciation (depreciation) on investments	77,099,240

Net assets	$286,623,784

Investor Class
Net assets applicable to outstanding shares	$98,826,733

Shares of beneficial interest outstanding	6,661,366

Net asset value per share outstanding	$14.84
Maximum sales charge (5.50% of offering price)	0.86

Maximum offering price per share outstanding	$15.70

Class A
Net assets applicable to outstanding shares	$105,462,423

Shares of beneficial interest outstanding	7,098,416

Net asset value per share outstanding	$14.86
Maximum sales charge (5.50% of offering price)	0.86

Maximum offering price per share outstanding	$15.72

Class B
Net assets applicable to outstanding shares	$60,626,684

Shares of beneficial interest outstanding	4,189,568

Net asset value and offering price per share outstanding	$14.47

Class C
Net assets applicable to outstanding shares	$19,043,034

Shares of beneficial interest outstanding	1,314,364

Net asset value and offering price per share outstanding	$14.49

Class I
Net assets applicable to outstanding shares	$2,664,910

Shares of beneficial interest outstanding	177,087

Net asset value and offering price per share outstanding	$15.05

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	51

Statement of Operations for the year ended October 31, 2013

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$2,389,253
Interest	19

Total income	2,389,272

Expenses
Distribution/Service—Investor Class (See Note 3)	220,013
Distribution/Service—Class A (See Note 3)	222,213
Distribution/Service—Class B (See Note 3)	549,908
Distribution/Service—Class C (See Note 3)	161,327
Transfer agent (See Note 3)	505,887
Registration	72,587
Shareholder communication	69,785
Professional fees	34,406
Trustees	5,169
Custodian	3,978
Miscellaneous	11,973

Total expenses before waiver/reimbursement	1,857,246
Expense waiver/reimbursement from Manager (See Note 3)	(77,014)

Net expenses	1,780,232

Net investment income (loss)	609,040

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	8,818,273
Realized capital gain distributions from affiliated investment companies	3,916,915

Net realized gain (loss) on investments from affiliated investment companies	12,735,188

Net change in unrealized appreciation (depreciation) on investments	51,800,327

Net realized and unrealized gain (loss) on investments	64,535,515

Net increase (decrease) in net assets resulting from operations	$65,144,555

52	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2013 and October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$609,040	$351,998
Net realized gain (loss) on investments from affiliated investment companies	12,735,188	2,192,872
Net change in unrealized appreciation (depreciation) on investments	51,800,327	17,974,206

Net increase (decrease) in net assets resulting from operations	65,144,555	20,519,076

Dividends to shareholders:
From net investment income:
Investor Class	(862,211)	(233,930)
Class A	(952,761)	(272,458)
Class B	(185,849)	—
Class C	(51,032)	—
Class I	(27,172)	(10,992)

Total dividends to shareholders	(2,079,025)	(517,380)

Capital share transactions:
Net proceeds from sale of shares	42,673,235	32,215,206
Net asset value of shares issued to shareholders in reinvestment of dividends	2,012,592	498,695
Cost of shares redeemed	(40,252,402)	(39,345,207)

Increase (decrease) in net assets derived from capital share transactions	4,433,425	(6,631,306)

Net increase (decrease) in net assets	67,498,955	13,370,390

Net Assets
Beginning of year	219,124,829	205,754,439

End of year	$286,623,784	$219,124,829

Distributions in excess of net investment income at end of year	$(474,672)	$—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	53

Financial Highlights selected per share data and ratios

	Year ended October 31,
Investor Class	2013	2012	2011	2010	2009
Net asset value at beginning of year	$11.54	$10.49	$10.22	$8.97	$8.09

Net investment income (loss) (a)	0.05	0.04	0.05	0.03	0.10
Net realized and unrealized gain (loss) on investments	3.38	1.04	0.27	1.27	1.00

Total from investment operations	3.43	1.08	0.32	1.30	1.10

Less dividends and distributions:
From net investment income	(0.13)	(0.03)	(0.05)	(0.05)	(0.14)
From net realized gain on investments	—	—	—	—	(0.08)

Total dividends and distributions	(0.13)	(0.03)	(0.05)	(0.05)	(0.22)

Net asset value at end of year	$14.84	$11.54	$10.49	$10.22	$8.97

Total investment return (b)	30.01%	10.37%	3.12%	14.54%	14.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.40%	0.35%	0.50%	0.35%	1.30%
Net expenses (c)	0.55%	0.53%	0.50%	0.50%	0.50%
Expenses (before waiver/reimbursement) (c)	0.60%	0.63%	0.65%	0.73%	0.88%
Portfolio turnover rate	33%	47%	53%	54%	42%
Net assets at end of year (in 000’s)	$98,827	$76,323	$71,730	$66,013	$54,578

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class A	2013	2012	2011	2010	2009
Net asset value at beginning of year	$11.55	$10.50	$10.22	$8.97	$8.08

Net investment income (loss) (a)	0.07	0.05	0.06	0.04	0.12
Net realized and unrealized gain (loss) on investments	3.38	1.04	0.27	1.26	0.99

Total from investment operations	3.45	1.09	0.33	1.30	1.11

Less dividends and distributions:
From net investment income	(0.14)	(0.04)	(0.05)	(0.05)	(0.14)
From net realized gain on investments	—	—	—	—	(0.08)

Total dividends and distributions	(0.14)	(0.04)	(0.05)	(0.05)	(0.22)

Net asset value at end of year	$14.86	$11.55	$10.50	$10.22	$8.97

Total investment return (b)	30.22%	10.43%	3.25%	14.57%	14.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.54%	0.44%	0.55%	0.38%	1.55%
Net expenses (c)	0.41%	0.42%	0.44%	0.48%	0.48%
Expenses (before waiver/reimbursement) (c)	0.41%	0.42%	0.44%	0.48%	0.52%
Portfolio turnover rate	33%	47%	53%	54%	42%
Net assets at end of year (in 000’s)	$105,462	$77,775	$70,127	$71,983	$62,210

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

54	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2013	2012		2011	2010	2009
Net asset value at beginning of year	$11.25	$10.27		$10.03	$8.82	$7.94

Net investment income (loss) (a)	(0.04)	(0.04)		(0.02)	(0.04)	0.05
Net realized and unrealized gain (loss) on investments	3.30	1.02		0.26	1.25	0.98

Total from investment operations	3.26	0.98		0.24	1.21	1.03

Less dividends and distributions:
From net investment income	(0.04)	—		—	—	(0.07)
From net realized gain on investments	—	—		—	—	(0.08)

Total dividends and distributions	(0.04)	—		—	—	(0.15)

Net asset value at end of year	$14.47	$11.25		$10.27	$10.03	$8.82

Total investment return (b)	29.10%	9.54	%(c)	2.49%	13.72%	13.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.32%)	(0.38%)		(0.23%)	(0.38%)	0.65%
Net expenses (d)	1.30%	1.28%		1.25%	1.25%	1.25%
Expenses (before waiver/reimbursement) (d)	1.35%	1.38%		1.40%	1.48%	1.64%
Portfolio turnover rate	33%	47%		53%	54%	42%
Net assets at end of year (in 000’s)	$60,627	$49,650		$49,874	$52,053	$49,206

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class C	2013	2012	2011	2010	2009
Net asset value at beginning of year	$11.27	$10.29	$10.04	$8.84	$7.96

Net investment income (loss) (a)	(0.05)	(0.05)	(0.03)	(0.04)	0.05
Net realized and unrealized gain (loss) on investments	3.31	1.03	0.28	1.24	0.98

Total from investment operations	3.26	0.98	0.25	1.20	1.03

Less dividends and distributions:
From net investment income	(0.04)	—	—	—	(0.07)
From net realized gain on investments	—	—	—	—	(0.08)

Total dividends and distributions	(0.04)	—	—	—	(0.15)

Net asset value at end of year	$14.49	$11.27	$10.29	$10.04	$8.84

Total investment return (b)	29.04%	9.52%	2.49%	13.57%	13.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.37%)	(0.42%)	(0.27%)	(0.39%)	0.61%
Net expenses (c)	1.30%	1.28%	1.25%	1.25%	1.25%
Expenses (before waiver/reimbursement) (c)	1.35%	1.38%	1.40%	1.48%	1.64%
Portfolio turnover rate	33%	47%	53%	54%	42%
Net assets at end of year (in 000’s)	$19,043	$13,557	$12,484	$11,599	$10,773

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	55

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2013	2012	2011	2010	2009
Net asset value at beginning of year	$11.69	$10.62	$10.33	$9.06	$8.17

Net investment income (loss) (a)	0.10	0.07	0.09	0.06	0.12
Net realized and unrealized gain (loss) on investments	3.43	1.07	0.28	1.28	1.01

Total from investment operations	3.53	1.14	0.37	1.34	1.13

Less dividends and distributions:
From net investment income	(0.17)	(0.07)	(0.08)	(0.07)	(0.16)
From net realized gain on investments	—	—	—	—	(0.08)

Total dividends and distributions	(0.17)	(0.07)	(0.08)	(0.07)	(0.24)

Net asset value at end of year	$15.05	$11.69	$10.62	$10.33	$9.06

Total investment return (b)	30.49%	10.89%	3.55%	14.87%	14.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.75%	0.63%	0.84%	0.64%	1.50%
Net expenses (c)	0.16%	0.17%	0.19%	0.23%	0.25%
Expenses (before waiver/reimbursement) (c)	0.16%	0.17%	0.19%	0.23%	0.27%
Portfolio turnover rate	33%	47%	53%	54%	42%
Net assets at end of year (in 000’s)	$2,665	$1,820	$1,539	$1,478	$1,229

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

56	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-four funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate only to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund (collectively referred to as the “Allocation Funds” and each individually referred to as an “Allocation Fund”). Each is a diversified fund. Each Allocation Fund is the successor of a series of Eclipse Funds Inc. with the same name (collectively referred to as the “Predecessor Funds” and each individually referred to as a “Predecessor Fund”). The reorganizations of the Predecessor Funds with and into the respective Allocation Funds occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the respective Predecessor Fund.

The Allocation Funds each currently offer five classes of shares. Class A, Class B, Class C and Class I shares commenced operations on April 4, 2005. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The investment objective for each of the Allocation Funds is as follows:

The MainStay Conservative Allocation Fund seeks current income and, secondarily, long-term growth of capital.

The MainStay Moderate Allocation Fund seeks long-term growth of capital and, secondarily, current income.

The MainStay Moderate Growth Allocation Fund seeks long-term growth of capital and, secondarily, current income.

The MainStay Growth Allocation Fund seeks long-term growth of capital.

The Allocation Funds are “funds-of-funds,” meaning that they seek to achieve their investment objectives by investing primarily in other MainStay Funds, for which New York Life Investment Management LLC (“New York Life Investments” or “Manager”) serves as Manager (the “Underlying Funds”).

Note 2–Significant Accounting Policies

The Allocation Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Allocation Funds are open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of each Allocation Fund’s securities and has delegated the responsibility for valuation measurements under those procedures to the Valuation Committee of the Allocation Funds (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investments, aided to whatever extent necessary by the portfolio managers to each Allocation Fund.

To assess the appropriateness of security valuations, the Manager or the Allocation Funds’ third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation measurement, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that an Allocation Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are estimated within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be

mainstayinvestments.com	57

Notes to Financial Statements (continued)

observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Allocation Funds. Unobservable inputs reflect each Allocation Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including each Allocation Fund’s own assumptions about the assumptions that market participants would use in measuring the fair value of investments)

The aggregate value by input level, as of October 31, 2013, for each Allocation Fund’s investments are included at the end of each Allocation Fund’s Portfolio of Investments.

Investments in Underlying Funds are valued at their NAVs at the close of business each day. These securities are generally categorized as Level 1 in the hierarchy.

Securities held by the Underlying Funds are valued using policies consistent with those used by the Underlying Funds. Equity securities are generally valued at the last quoted sales price as of the close of regular trading on the Exchange on each valuation date . Debt securities are generally valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the affiliated Underlying Fund’s manager in consultation with the affiliated Underlying Fund’s subadvisor.

(B)  Income Taxes.  Each Allocation Fund is treated as a separate entity for federal income tax purposes. The Allocation Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Allocation Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Allocation Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Allocation Funds’ financial statements. The Allocation Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Conservative

Allocation Fund intends to declare and pay dividends of net investment income, if any, at least quarterly and distributions of net realized capital gains, if any, at least annually. The other Allocation Funds intend to declare and pay dividends of net investment income and distributions of net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective Allocation Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Allocation Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Funds from the Underlying Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Allocation Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Allocation Funds, including those of related parties to the Allocation Funds, are shown in the Statement of Operations.

In addition, the Allocation Funds bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense and fee levels and the Allocation Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Allocation Fund may vary. These indirect expenses of the Underlying Funds are not included in the amounts shown on each Allocation Fund’s Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Allocation Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Allocation Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Allocation Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Funds.

58	MainStay Asset Allocation Funds

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Allocation Funds’ Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Allocation Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation Funds. Except for the portion of salaries and expenses that are the responsibility of the Allocation Funds, the Manager pays the salaries and expenses of all personnel affiliated with the Allocation Funds and certain operational expenses of the Allocation Funds. The Allocation Funds reimburse New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Allocation Funds.

The Allocation Funds do not pay any fees to the Manager in return for the services performed. The Allocation Funds do, however, indirectly pay a proportionate share of the management fees paid to the managers of the Underlying Funds in which the Allocation Funds invest.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets for each class:

	Investor Class	Class A	Class B	Class C	Class I
MainStay Conservative Allocation Fund	0.55%	0.50%	1.30%	1.30%	0.25%
MainStay Moderate Allocation Fund	0.55	0.50	1.30	1.30	0.25
MainStay Moderate Growth Allocation Fund	0.55	0.50	1.30	1.30	0.25
MainStay Growth Allocation Fund	0.55	0.50	1.30	1.30	0.25

These agreements will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2013, New York Life Investments waived fees and/or reimbursed expenses of the Allocation Funds as follows:

Total
MainStay Conservative Allocation Fund	$—
MainStay Moderate Allocation Fund	—
MainStay Moderate Growth Allocation Fund	4,204
MainStay Growth Allocation Fund	77,014

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Allocation Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Allocation Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Allocation Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Allocation Funds’ administrative operations. For providing these services to the Allocation Funds, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Allocation Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Allocation Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Allocation Funds’ shares and service activities.

(C)  Sales Charges.  The Allocation Funds were advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares for the year ended October 31, 2013 were as follows:

MainStay Conservative Allocation Fund
Investor Class	$84,021
Class A	119,329

MainStay Moderate Allocation Fund
Investor Class	$157,056
Class A	112,606

MainStay Moderate Growth Allocation Fund
Investor Class	$189,010
Class A	98,334

MainStay Growth Allocation Fund
Investor Class	$97,897
Class A	35,948

mainstayinvestments.com	59

Notes to Financial Statements (continued)

The Allocation Funds were also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares, for the year ended October 31, 2013 were as follows:

MainStay Conservative Allocation Fund
Class A	$5,506
Class B	64,706
Class C	11,269

MainStay Moderate Allocation Fund
Investor Class	$5
Class A	4,870
Class B	115,464
Class C	6,111

MainStay Moderate Growth Allocation Fund
Class A	$1,104
Class B	122,917
Class C	4,875

MainStay Growth Allocation Fund
Investor Class	$1
Class A	388
Class B	81,936
Class C	3,184

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Allocation Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Allocation Funds for the year ended October 31, 2013, were as follows:

MainStay Conservative Allocation Fund
Investor Class	$117,655
Class A	87,266
Class B	82,973
Class C	93,117
Class I	7,946

MainStay Moderate Allocation Fund
Investor Class	$267,858
Class A	126,049
Class B	191,263
Class C	109,420
Class I	6,140

MainStay Moderate Growth Allocation Fund
Investor Class	$372,007
Class A	122,596
Class B	247,946
Class C	79,717
Class I	976

MainStay Growth Allocation Fund
Investor Class	$237,031
Class A	75,376
Class B	148,172
Class C	43,434
Class I	1,874

As of October 31, 2013, the Allocation Funds held the following percentages of outstanding shares of affiliated investment companies:

MainStay Conservative Allocation Fund
MainStay Cornerstone Growth Fund Class I	1.92%
MainStay Epoch Global Choice Fund Class I	5.84
MainStay Epoch U.S. All Cap Fund Class I	2.12
MainStay Floating Rate Fund Class I	3.84
MainStay High Yield Corporate Bond Fund Class I	0.29
MainStay High Yield Municipal Bond Fund Class I	1.83
MainStay High Yield Opportunities Fund Class I	0.12
MainStay ICAP Equity Fund Class I	1.08
MainStay ICAP International Fund Class I	0.52
MainStay ICAP Select Equity Fund Class I	0.00	‡
MainStay Indexed Bond Fund Class I	12.05
MainStay Intermediate Term Bond Fund Class I	10.81
MainStay International Equity Fund Class I	1.20
MainStay International Opportunities Fund Class I	2.77
MainStay Large Cap Growth Fund Class I	0.16
MainStay MAP Fund Class I	1.49
MainStay Marketfield Fund Class I	0.05
MainStay Money Market Fund Class A	3.76
MainStay S&P 500 Index Fund Class I	0.26
MainStay Short Duration High Yield Fund Class I	6.85
MainStay U.S. Equity Opportunities Fund Class I	4.51
MainStay U.S. Small Cap Fund Class I	7.92
MainStay Unconstrained Bond Fund Class I	3.72

‡	Less than one-tenth of a percent.

60	MainStay Asset Allocation Funds

MainStay Moderate Allocation Fund
MainStay Cornerstone Growth Fund Class I	3.96%
MainStay Epoch Global Choice Fund Class I	9.15
MainStay Epoch U.S. All Cap Fund Class I	6.21
MainStay Floating Rate Fund Class I	4.28
MainStay High Yield Corporate Bond Fund Class I	0.24
MainStay High Yield Municipal Bond Fund Class I	2.83
MainStay ICAP Equity Fund Class I	3.06
MainStay ICAP International Fund Class I	1.65
MainStay ICAP Select Equity Fund Class I	0.01
MainStay Intermediate Term Bond Fund Class I	14.09
MainStay International Equity Fund Class I	3.91
MainStay International Opportunities Fund Class I	9.46
MainStay Large Cap Growth Fund Class I	0.37
MainStay MAP Fund Class I	3.67
MainStay Marketfield Fund Class I	0.08
MainStay Money Market Fund Class A	5.79
MainStay S&P 500 Index Fund Class I	0.68
MainStay Short Duration High Yield Fund Class I	6.17
MainStay U.S. Equity Opportunities Fund Class I	10.09
MainStay U.S. Small Cap Fund Class I	11.41
MainStay Unconstrained Bond Fund Class I	5.69

MainStay Moderate Growth Allocation Fund
MainStay Common Stock Fund Class I	1.07%
MainStay Cornerstone Growth Fund Class I	4.78
MainStay Epoch Global Choice Fund Class I	8.79
MainStay Epoch U.S. All Cap Fund Class I	5.93
MainStay Floating Rate Fund Class I	3.08
MainStay High Yield Corporate Bond Fund Class I	0.18
MainStay High Yield Municipal Bond Fund Class I	1.06
MainStay ICAP Equity Fund Class I	3.11
MainStay ICAP International Fund Class I	2.36
MainStay ICAP Select Equity Fund Class I	0.01
MainStay Intermediate Term Bond Fund Class I	3.11
MainStay International Equity Fund Class I	5.73
MainStay International Opportunities Fund Class I	14.25
MainStay Large Cap Growth Fund Class I	0.42
MainStay MAP Fund Class I	4.47
MainStay Marketfield Fund Class I	0.07
MainStay Money Market Fund Class A	4.93
MainStay S&P 500 Index Fund Class I	0.63
MainStay Short Duration High Yield Fund Class I	4.75
MainStay U.S. Equity Opportunities Fund Class I	13.15
MainStay U.S. Small Cap Fund Class I	23.24
MainStay Unconstrained Bond Fund Class I	2.45

MainStay Growth Allocation Fund
MainStay Common Stock Fund Class I	0.69%
MainStay Cornerstone Growth Fund Class I	3.30
MainStay Epoch Global Choice Fund Class I	4.63
MainStay Epoch U.S. All Cap Fund Class I	3.35
MainStay ICAP Equity Fund Class I	1.90
MainStay ICAP International Fund Class I	1.45
MainStay ICAP Select Equity Fund Class I	0.00	‡
MainStay International Equity Fund Class I	3.54
MainStay International Opportunities Fund Class I	8.64
MainStay Large Cap Growth Fund Class I	0.27
MainStay MAP Fund Class I	2.70
MainStay Marketfield Fund Class I	0.04
MainStay S&P 500 Index Fund Class I	0.46
MainStay U.S. Equity Opportunities Fund Class I	7.95
MainStay U.S. Small Cap Fund Class I	15.35

‡	Less than one-tenth of a percent.

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Allocation Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

mainstayinvestments.com	61

Notes to Financial Statements (continued)

Note 4–Federal Income Tax

As of October 31, 2013, the components of accumulated gain (loss) on a tax basis were as follows:

	Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
MainStay Conservative Allocation Fund	$5,596,992	$8,836,588	$—	$35,787,944	$50,221,524
MainStay Moderate Allocation Fund	5,701,681	14,809,587	—	95,326,450	115,837,718
MainStay Moderate Growth Allocation Fund	213,201	(2,798,638)	—	121,391,479	118,806,042
MainStay Growth Allocation Fund	—	(8,737,472)	(474,672)	72,077,616	62,865,472

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. Other temporary differences are due to late year loss deferrals.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2013 were not affected.

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
MainStay Conservative Allocation Fund	$1,470,471	$(1,470,471)	$—
MainStay Moderate Allocation Fund	2,313,978	(2,313,978)	—
MainStay Moderate Growth Allocation Fund	2,018,739	(2,018,739)	—
MainStay Growth Allocation Fund	995,313	(1,116,559)	121,246

The reclassifications for the Allocation Funds are primarily due to short term distributions received from underlying Regulated Investment Companies.

Under the Regulated Investment Company Modernization Act of 2010, the Allocation Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

MainStay Moderate Allocation Fund

The MainStay Moderate Allocation Fund utilized $5,374,439 of capital loss carryforwards during the year ended October 31, 2013.

MainStay Moderate Growth Allocation Fund

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $2,798,638 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay Moderate Growth Allocation Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2018	$2,799	$—

The MainStay Moderate Growth Allocation Fund utilized $20,458,082 of capital loss carryforwards during the year ended October 31, 2013.

MainStay Growth Allocation Fund

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $8,737,472 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay Growth Allocation Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2018	$8,737	$—

The MainStay Growth Allocation Fund utilized $11,169,371 of capital loss carryforwards during the year ended October 31, 2013.

62	MainStay Asset Allocation Funds

The tax character of distributions paid during the years ended October 31, 2013, and October 31, 2012, shown in the Statements of Changes in Net Assets was as follows:

	2013			2012
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total
MainStay Conservative Allocation Fund	$7,471,476	$4,161,405	$11,632,881	$6,267,354	$2,675,846	$8,943,200
MainStay Moderate Allocation Fund	9,731,215	—	9,731,215	7,276,091	—	7,276,091
MainStay Moderate Growth Allocation Fund	6,636,846	—	6,636,846	3,713,711	—	3,713,711
MainStay Growth Allocation Fund	2,079,025	—	2,079,025	517,381	—	517,381

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Allocation Funds. Custodial fees are charged to each Allocation Fund based on the Allocation Fund’s net assets and/or the market value of securities in the Allocation Fund and the number of certain cash transactions incurred by the Allocation Fund.

Note 6–Line of Credit

The Allocation Funds and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon and State Street, who serve as the agents to the syndicate. The commitment fee is allocated among the Allocation Funds and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 28, 2013, the aggregate commitment amount was $200,000,000 with an optional maximum amount of $250,000,000. There were no borrowings made or outstanding with respect to the Allocation Funds under the Credit Agreement during the year ended October 31, 2013.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2013, purchases and sales of securities were as follows:

	Other
	Purchases	Sales
MainStay Conservative Allocation Fund	$204,847	$172,492
MainStay Moderate Allocation Fund	284,670	252,740
MainStay Moderate Growth Allocation Fund	249,407	226,268
MainStay Growth Allocation Fund	90,510	83,375

Note 8–Capital Share Transactions

MainStay Conservative Allocation Fund

Investor Class	Shares	Amount
Year ended October 31, 2013:
Shares sold	1,385,263	$16,529,758
Shares issued to shareholders in reinvestment of dividends and distributions	166,995	1,937,829
Shares redeemed	(876,767)	(10,465,597)

Net increase (decrease) in shares outstanding before conversion	675,491	8,001,990
Shares converted into Investor Class (See Note 1)	248,187	2,989,911
Shares converted from Investor Class (See Note 1)	(439,623)	(5,289,006)

Net increase (decrease)	484,055	$5,702,895

Year ended October 31, 2012:
Shares sold	1,390,417	$15,643,414
Shares issued to shareholders in reinvestment of dividends and distributions	133,883	1,470,592
Shares redeemed	(828,222)	(9,297,347)

Net increase (decrease) in shares outstanding before conversion	696,078	7,816,659
Shares converted into Investor Class (See Note 1)	239,889	2,710,098
Shares converted from Investor Class (See Note 1)	(487,353)	(5,525,100)

Net increase (decrease)	448,614	$5,001,657

mainstayinvestments.com	63

Notes to Financial Statements (continued)

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	3,662,841	$44,003,459
Shares issued to shareholders in reinvestment of dividends and distributions	542,410	6,300,889
Shares redeemed	(2,778,774)	(33,172,597)

Net increase (decrease) in shares outstanding before conversion	1,426,477	17,131,751
Shares converted into Class A (See Note 1)	560,381	6,746,900
Shares converted from Class A (See Note 1)	(90,064)	(1,095,182)

Net increase (decrease)	1,896,794	$22,783,469

Year ended October 31, 2012:
Shares sold	3,161,904	$35,546,992
Shares issued to shareholders in reinvestment of dividends and distributions	433,900	4,770,955
Shares redeemed	(3,075,483)	(34,415,273)

Net increase (decrease) in shares outstanding before conversion	520,321	5,902,674
Shares converted into Class A (See Note 1)	633,654	7,174,713
Shares converted from Class A (See Note 1)	(71,517)	(828,571)

Net increase (decrease)	1,082,458	$12,248,816

Class B	Shares	Amount
Year ended October 31, 2013:
Shares sold	821,163	$9,789,919
Shares issued to shareholders in reinvestment of dividends and distributions	92,994	1,068,595
Shares redeemed	(466,293)	(5,559,919)

Net increase (decrease) in shares outstanding before conversion	447,864	5,298,595
Shares converted from Class B (See Note 1)	(280,131)	(3,352,623)

Net increase (decrease)	167,733	$1,945,972

Year ended October 31, 2012:
Shares sold	729,734	$8,163,994
Shares issued to shareholders in reinvestment of dividends and distributions	79,234	862,038
Shares redeemed	(462,514)	(5,155,214)

Net increase (decrease) in shares outstanding before conversion	346,454	3,870,818
Shares converted from Class B (See Note 1)	(316,292)	(3,531,140)

Net increase (decrease)	30,162	$339,678

Class C	Shares	Amount
Year ended October 31, 2013:
Shares sold	1,469,405	$17,596,356
Shares issued to shareholders in reinvestment of dividends and distributions	85,823	987,065
Shares redeemed	(762,950)	(9,090,583)

Net increase (decrease)	792,278	$9,492,838

Year ended October 31, 2012:
Shares sold	1,009,977	$11,295,332
Shares issued to shareholders in reinvestments of dividends and distributions	66,571	724,725
Shares redeemed	(550,686)	(6,158,571)

Net increase (decrease)	525,862	$5,861,486

Class I	Shares	Amount
Year ended October 31, 2013:
Shares sold	554,284	$6,635,082
Shares issued to shareholders in reinvestment of dividends and distributions	42,306	493,183
Shares redeemed	(1,015,350)	(12,347,642)

Net increase (decrease)	(418,760)	$(5,219,377)

Year ended October 31, 2012:
Shares sold	613,921	$7,038,767
Shares issued to shareholders in reinvestment of dividends and distributions	33,090	366,848
Shares redeemed	(59,843)	(682,683)

Net increase (decrease)	587,168	$6,722,932

MainStay Moderate Allocation Fund

Investor Class	Shares	Amount
Year ended October 31, 2013:
Shares sold	2,215,603	$28,337,771
Shares issued to shareholders in reinvestment of dividends and distributions	188,799	2,256,148
Shares redeemed	(1,308,859)	(16,725,469)

Net increase (decrease) in shares outstanding before conversion	1,095,543	13,868,450
Shares converted into Investor Class (See Note 1)	421,382	5,432,541
Shares converted from Investor Class (See Note 1)	(873,668)	(11,373,572)

Net increase (decrease)	643,257	$7,927,419

Year ended October 31, 2012:
Shares sold	2,019,610	$23,169,975
Shares issued to shareholders in reinvestment of dividends and distributions	154,921	1,677,800
Shares redeemed	(1,304,977)	(14,954,921)

Net increase (decrease) in shares outstanding before conversion	869,554	9,892,854
Shares converted into Investor Class (See Note 1)	421,678	4,858,895
Shares converted from Investor Class (See Note 1)	(852,070)	(9,938,120)

Net increase (decrease)	439,162	$4,813,629

64	MainStay Asset Allocation Funds

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	3,263,093	$41,909,815
Shares issued to shareholders in reinvestment of dividends and distributions	429,179	5,124,343
Shares redeemed	(3,018,363)	(38,525,236)

Net increase (decrease) in shares outstanding before conversion	673,909	8,508,922
Shares converted into Class A (See Note 1)	1,074,951	13,960,175
Shares converted from Class A (See Note 1)	(94,415)	(1,238,601)

Net increase (decrease)	1,654,445	$21,230,496

Year ended October 31, 2012:
Shares sold	2,729,636	$31,311,743
Shares issued to shareholders in reinvestment of dividends and distributions	358,722	3,884,952
Shares redeemed	(3,662,224)	(41,989,066)

Net increase (decrease) in shares outstanding before conversion	(573,866)	(6,792,371)
Shares converted into Class A (See Note 1)	1,052,493	12,242,546
Shares converted from Class A (See Note 1)	(87,940)	(1,050,787)

Net increase (decrease)	390,687	$4,399,388

Class B	Shares	Amount
Year ended October 31, 2013:
Shares sold	1,142,716	$14,492,094
Shares issued to shareholders in reinvestment of dividends and distributions	92,864	1,101,391
Shares redeemed	(836,862)	(10,580,918)

Net increase (decrease) in shares outstanding before conversion	398,718	5,012,567
Shares converted from Class B (See Note 1)	(534,418)	(6,780,543)

Net increase (decrease)	(135,700)	$(1,767,976)

Year ended October 31, 2012:
Shares sold	1,229,444	$13,964,181
Shares issued to shareholders in reinvestment of dividends and distributions	73,169	787,303
Shares redeemed	(926,160)	(10,511,592)

Net increase (decrease) in shares outstanding before conversion	376,453	4,239,892
Shares converted from Class B (See Note 1)	(540,554)	(6,112,534)

Net increase (decrease)	(164,101)	$(1,872,642)

Class C	Shares	Amount
Year ended October 31, 2013:
Shares sold	1,141,514	$14,617,426
Shares issued to shareholders in reinvestment of dividends and distributions	46,979	557,173
Shares redeemed	(715,220)	(9,044,699)

Net increase (decrease)	473,273	$6,129,900

Year ended October 31, 2012:
Shares sold	713,225	$8,139,836
Shares issued to shareholders in reinvestment of dividends and distributions	36,026	387,637
Shares redeemed	(797,697)	(9,078,975)

Net increase (decrease)	(48,446)	$(551,502)

Class I	Shares	Amount
Year ended October 31, 2013:
Shares sold	97,152	$1,238,773
Shares issued to shareholders in reinvestment of dividends and distributions	24,938	298,752
Shares redeemed	(581,161)	(7,673,031)

Net increase (decrease)	(459,071)	$(6,135,506)

Year ended October 31, 2012:
Shares sold	225,714	$2,629,672
Shares issued to shareholders in reinvestment of dividends and distributions	19,726	214,225
Shares redeemed	(92,861)	(1,069,878)

Net increase (decrease)	152,579	$1,774,019

MainStay Moderate Growth Allocation Fund

Investor Class	Shares	Amount
Year ended October 31, 2013:
Shares sold	2,328,000	$30,390,108
Shares issued to shareholders in reinvestment of dividends and distributions	190,103	2,266,026
Shares redeemed	(1,533,810)	(20,022,152)

Net increase (decrease) in shares outstanding before conversion	984,293	12,633,982
Shares converted into Investor Class (See Note 1)	500,396	6,633,766
Shares converted from Investor Class (See Note 1)	(1,229,510)	(16,378,570)

Net increase (decrease)	255,179	$2,889,178

Year ended October 31, 2012:
Shares sold	2,232,563	$25,262,352
Shares issued to shareholders in reinvestment of dividends and distributions	126,104	1,340,481
Shares redeemed	(1,785,936)	(20,227,161)

Net increase (decrease) in shares outstanding before conversion	572,731	6,375,672
Shares converted into Investor Class (See Note 1)	466,118	5,282,524
Shares converted from Investor Class (See Note 1)	(982,109)	(11,405,796)

Net increase (decrease)	56,740	$252,400

mainstayinvestments.com	65

Notes to Financial Statements (continued)

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	2,367,871	$31,523,070
Shares issued to shareholders in reinvestment of dividends and distributions	257,563	3,070,138
Shares redeemed	(2,641,097)	(34,225,893)

Net increase (decrease) in shares outstanding before conversion	(15,663)	367,315
Shares converted into Class A (See Note 1)	1,379,099	18,377,987
Shares converted from Class A (See Note 1)	(90,182)	(1,226,480)

Net increase (decrease)	1,273,254	$17,518,822

Year ended October 31, 2012:
Shares sold	1,656,761	$18,767,293
Shares issued to shareholders in reinvestment of dividends and distributions	177,516	1,886,997
Shares redeemed	(3,062,557)	(34,704,018)

Net increase (decrease) in shares outstanding before conversion	(1,228,280)	(14,049,728)
Shares converted into Class A (See Note 1)	1,198,925	13,846,348
Shares converted from Class A (See Note 1)	(72,953)	(868,614)

Net increase (decrease)	(102,308)	$(1,071,994)

Class B	Shares	Amount
Year ended October 31, 2013:
Shares sold	1,099,550	$14,186,413
Shares issued to shareholders in reinvestment of dividends and distributions	73,284	865,485
Shares redeemed	(993,785)	(12,756,337)

Net increase (decrease) in shares outstanding before conversion	179,049	2,295,561
Shares converted from Class B (See Note 1)	(568,272)	(7,406,703)

Net increase (decrease)	(389,223)	$(5,111,142)

Year ended October 31, 2012:
Shares sold	1,154,638	$12,920,872
Shares issued to shareholders in reinvestment of dividends and distributions	27,711	292,081
Shares redeemed	(1,125,792)	(12,588,590)

Net increase (decrease) in shares outstanding before conversion	56,557	624,363
Shares converted from Class B (See Note 1)	(618,303)	(6,854,462)

Net increase (decrease)	(561,746)	$(6,230,099)

Class C	Shares	Amount
Year ended October 31, 2013:
Shares sold	758,800	$9,942,081
Shares issued to shareholders in reinvestment of dividends and distributions	20,973	247,588
Shares redeemed	(503,316)	(6,386,396)

Net increase (decrease)	276,457	$3,803,273

Year ended October 31, 2012:
Shares sold	457,844	$5,134,928
Shares issued to shareholders in reinvestment of dividends and distributions	7,419	78,192
Shares redeemed	(440,205)	(4,917,449)

Net increase (decrease)	25,058	$295,671

Class I	Shares	Amount
Year ended October 31, 2013:
Shares sold	69,965	$939,690
Shares issued to shareholders in reinvestment of dividends and distributions	2,088	25,059
Shares redeemed	(38,895)	(500,734)

Net increase (decrease)	33,158	$464,015

Year ended October 31, 2012:
Shares sold	52,068	$583,822
Shares issued to shareholders in reinvestment of dividends and distributions	1,653	17,685
Shares redeemed	(43,217)	(488,436)

Net increase (decrease)	10,504	$113,071

MainStay Growth Allocation Fund

Investor Class	Shares	Amount
Year ended October 31, 2013:
Shares sold	1,260,739	$16,478,145
Shares issued to shareholders in reinvestment of dividends and distributions	73,083	860,919
Shares redeemed	(870,848)	(11,301,000)

Net increase (decrease) in shares outstanding before conversion	462,974	6,038,064
Shares converted into Investor Class (See Note 1)	231,841	3,073,956
Shares converted from Investor Class (See Note 1)	(650,021)	(8,825,116)

Net increase (decrease)	44,794	$286,904

Year ended October 31, 2012:
Shares sold	1,188,537	$13,180,380
Shares issued to shareholders in reinvestment of dividends and distributions	22,501	233,339
Shares redeemed	(1,138,790)	(12,617,381)

Net increase (decrease) in shares outstanding before conversion	72,248	796,338
Shares converted into Investor Class (See Note 1)	267,906	2,952,711
Shares converted from Investor Class (See Note 1)	(563,031)	(6,414,574)

Net increase (decrease)	(222,877)	$(2,665,525)

66	MainStay Asset Allocation Funds

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	987,214	$13,146,815
Shares issued to shareholders in reinvestment of dividends and distributions	76,262	898,446
Shares redeemed	(1,397,707)	(18,242,376)

Net increase (decrease) in shares outstanding before conversion	(334,231)	(4,197,115)
Shares converted into Class A (See Note 1)	727,438	9,874,015
Shares converted from Class A (See Note 1)	(28,891)	(401,016)

Net increase (decrease)	364,316	$5,275,884

Year ended October 31, 2012:
Shares sold	785,724	$8,741,519
Shares issued to shareholders in reinvestment of dividends and distributions	24,675	256,126
Shares redeemed	(1,389,039)	(15,395,414)

Net increase (decrease) in shares outstanding before conversion	(578,640)	(6,397,769)
Shares converted into Class A (See Note 1)	666,161	7,570,926
Shares converted from Class A (See Note 1)	(34,377)	(403,662)

Net increase (decrease)	53,144	$769,495

Class B	Shares	Amount
Year ended October 31, 2013:
Shares sold	644,099	$8,225,374
Shares issued to shareholders in reinvestment of dividends and distributions	15,621	180,585
Shares redeemed	(595,005)	(7,529,680)

Net increase (decrease) in shares outstanding before conversion	64,715	876,279
Shares converted from Class B (See Note 1)	(287,639)	(3,721,839)

Net increase (decrease)	(222,924)	$(2,845,560)

Year ended October 31, 2012:
Shares sold	659,827	$7,151,490
Shares redeemed	(757,395)	(8,204,964)

Net increase (decrease) in shares outstanding before conversion	(97,568)	(1,053,474)
Shares converted from Class B (See Note 1)	(344,310)	(3,705,401)

Net increase (decrease)	(441,878)	$(4,758,875)

Class C	Shares	Amount
Year ended October 31, 2013:
Shares sold	332,401	$4,280,004
Shares issued to shareholders in reinvestment of dividends and distributions	3,984	46,096
Shares redeemed	(225,224)	(2,891,496)

Net increase (decrease)	111,161	$1,434,604

Year ended October 31, 2012:
Shares sold	210,896	$2,305,882
Shares redeemed	(221,195)	(2,386,826)

Net increase (decrease)	(10,299)	$(80,944)

Class I	Shares	Amount
Year ended October 31, 2013:
Shares sold	40,373	$542,897
Shares issued to shareholders in reinvestment of dividends and distributions	2,229	26,546
Shares redeemed	(21,167)	(287,850)

Net increase (decrease)	21,435	$281,593

Year ended October 31, 2012:
Shares sold	73,714	$835,935
Shares issued to shareholders in reinvestment of dividends and distributions	881	9,230
Shares redeemed	(63,945)	(740,622)

Net increase (decrease)	10,650	$104,543

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Allocation Funds as of and for the year ended October 31, 2013, events and transactions subsequent to October 31, 2013, through the date the financial statements were issued have been evaluated by the Allocation Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	67

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund (the “Funds”), four of the funds constituting MainStay Funds Trust, as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund of MainStay Funds Trust as of October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 20, 2013

68	MainStay Asset Allocation Funds

Federal Income Tax Information

(Unaudited)

The Allocation Funds are required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Allocation Funds during such fiscal years. Accordingly, the Conservative Allocation Fund paid $4,161,405 as long term capital distribution.

For the fiscal year ended October 31, 2013, the Allocation Funds designated approximately the following amounts under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

QDI$
MainStay Conservative Allocation Fund	$1,108,715
MainStay Moderate Allocation Fund	2,161,545
MainStay Moderate Growth Allocation Fund	5,503,038
MainStay Growth Allocation Fund	2,191,535

The dividends paid by the following Allocation Funds during the fiscal year ended October 31, 2013 which are not designated as capital gain distributions should be multiplied by the following percentage to arrive at the amount eligible for the corporate dividend received deduction.

DRD%
MainStay Conservative Allocation Fund	13.1%
MainStay Moderate Allocation Fund	19.4%
MainStay Moderate Growth Allocation Fund	62.6%
MainStay Growth Allocation Fund	100.0%

Under the Regulated Investment Company Modernization Act of 2010, any qualified Fund of Funds will be permitted to pass through foreign tax credits it received from it’s underlying investments. The list of qualified Fund of Funds passing through foreign tax credits for the tax year ended October 31, 2013 is listed below.

FTC$
MainStay Conservative Allocation Fund	$29,477
MainStay Moderate Allocation Fund	106,615
MainStay Moderate Growth Allocation Fund	161,265
MainStay Growth Allocation Fund	112,510

In February 2014, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2013. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Allocation Funds’ fiscal year ended October 31, 2013.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Allocation Funds’ securities is available without charge, upon request, (i) by visiting the Allocation Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The MainStay Funds are required to file with the SEC their proxy voting records for each Allocation Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each Allocation Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each Allocation Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	69

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008***.	Chief Investment Officer, New York Life Insurance Company (since 2011); President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC (since 2008); Member of the Board, MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, and Cornerstone Capital Management Holdings LLC (fka Madison Square Investors LLC) (since 2008); Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012); Member of the Board of Private Advisors, L.L.C.(since 2010); Member of the Board of MCF Capital Management LLC (since 2012); and President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	79

MainStay VP Funds Trust:
Trustee since 2008
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

70	MainStay Asset Allocation Funds

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990***.	President; Strategic Management Advisors LLC (since 1990)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (50 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011; Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios); State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002***.	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	79

MainStay VP Funds Trust:
Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Managing Director, ICC Capital Management; President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	79

MainStay VP Funds Trust: Trustee
since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

mainstayinvestments.com	71

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009.	Visiting Professor, University of California—San Diego (since 2012); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School Business, University of Chicago (since 2008)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	79

MainStay VP Funds Trust:
Trustee since 1997
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (25 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

72	MainStay Asset Allocation Funds

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.*

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance, New York Life Investment Management LLC (since 2009); Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2009)**; Assistant Secretary, MainStay Funds (2006 to 2008) and MainStay VP Series Fund, Inc. (2005 to 2008)**
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (2006 to 2012); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

mainstayinvestments.com	73

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-31993 MS322-13	MSAA11-12/13 NL0A2

MainStay Indexed Bond Fund

Message from the President and Annual Report

October 31, 2013

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Message from the President

With a few notable exceptions, major stock markets around the world tended to advance strongly during the 12 months ended October 31, 2013. According to Russell data, many U.S. stock indexes rose more than 25%, and some exceeded 30%. In the United States, growth stocks tended to outperform value stocks, but the differences were slight among large-capitalization issues.

European stocks were generally strong, with some regional variations. The market seemed convinced that the European Union would remain intact and that economic recovery would be possible, even in troubled peripheral nations. Japanese stocks advanced as the yen weakened and monetary and fiscal stimulus plans went into effect. Slowing growth prospects for China, however, led to weaker stock-market performance for that nation and its major suppliers, including Peru, Chile and Indonesia.

In the United States, stocks were buoyed by steady progress in corporate earnings and general improvements in profits. Stock prices occasionally faltered as politicians debated the so-called fiscal cliff, imposed a government shutdown and wrangled over debt limits. But stocks quickly recovered when agreements were reached and the government shutdown ended.

The Federal Reserve maintained the federal funds target rate in a range near zero, which drew money into stocks. When the Federal Reserve suggested that it might begin to gradually taper its security purchases, however, U.S. Treasury yields rose sharply. Stocks that tend to serve as a proxy for yield, including real estate investment trusts (REITs) and utilities, sold off. In September, the Federal Reserve noted that economic conditions did not yet warrant the anticipated tapering, and the announcement helped calm investor concerns.

Rising interest rates left many bond investors in negative territory for the 12 months ended October 31, 2013. (Bond prices tend to fall as interest rates rise and tend to rise as interest rates fall.) As an asset class, U.S. Treasury securities generally provided negative total returns, as did many high-grade bonds. Searching for additional yield, many fixed-income investors took on the higher risk of high-yield bonds, which advanced during the reporting period. Others moved into convertible bonds, which generally benefited from the rising stock market.

Through all of these market changes, the portfolio managers of MainStay Funds focused on the investment objectives of their respective Funds and on the available investment strategies. Our portfolio managers used disciplined investment techniques, seeking to achieve long-term results consistent with their mandate.

Whether the markets go up or down, we believe that shareholders do well to maintain a long-term, wide-range perspective. With appropriate diversification, negative results in one asset class may be balanced by positive results in others. While some investors find volatility troublesome, experienced investors know that without it, market opportunities would be limited.

The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2013. While past performance is no guarantee of future results, we encourage you to get invested, stay invested and add to your investments whenever you can.

We thank you for choosing MainStay Funds, and we look forward to strengthening our relationship over time.

Sincerely,

Stephen P. Fisher

President

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2013

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	–4.89 –1.95%	4.64 5.28%	3.80 4.12%	0.94 0.94%
Class A Shares[4]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	–4.77 –1.82	4.77 5.41	3.88 4.19	0.72 0.72
Class I Shares	No Sales Charge		–1.47	5.81	4.57	0.47

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class A shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class A shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Ten Years
Barclays U.S. Aggregate Bond Index[5]	–1.08%	6.09%	4.78%
Average Lipper Core Bond Fund[6]	–0.95	7.05	4.33

5.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Barclays U.S. Aggregate Bond Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an Index.
6.	The average Lipper core bond fund is representative of funds that invest at least 85% in domestic investment-grade issues (rated in the top four grades) with any remaining investment in non-benchmark sectors as high-yield, global and emerging-market debt. These funds maintain dollar-weighted average maturities of five to ten years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Indexed Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Indexed Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2013, to October 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2013, to October 31, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/13	Ending Account Value (Based on Actual Returns and Expenses) 10/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$976.00	$4.58	$1,020.60	$4.69

Class A Shares	$1,000.00	$977.50	$3.79	$1,021.40	$3.87

Class I Shares	$1,000.00	$979.20	$2.15	$1,023.00	$2.19

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.92% for Investor Class, 0.76% for Class A and 0.43% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of October 31, 2013 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Issuers Held as of October 31, 2013 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 0.25%–3.375%, due 7/31/15–8/15/23

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.238%–8.00%, due 6/1/15–9/1/43

3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.413%–8.00%, due 6/1/14–8/1/43

4.	Government National Mortgage Association (Mortgage Pass-Through Securities), 3.00%–8.50%, due 11/15/24–9/15/43

5.	Federal Home Loan Mortgage Corporation, 0.875%–5.125%, due 1/15/15–1/13/22
6.	United States Treasury Bonds, 2.75%–4.75%, due 11/15/40–8/15/43

7.	Federal National Mortgage Association, 0.625%–6.21%, due 8/26/16–8/6/38

8.	Bank of America Corp., 2.00%–5.70%, due 12/1/15–1/24/22

9.	Morgan Stanley Capital I, Inc., 5.647%–5.839%, due 10/15/42–3/12/44

10.	Goldman Sachs Group, Inc. (The), 3.625%–6.25%, due 9/1/17–1/22/23

8	MainStay Indexed Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Donald F. Serek, CFA, Thomas J. Girard and George S. Cherpelis of New York Life Investments,1 the Fund’s Manager.

How did MainStay Indexed Bond Fund perform relative to its benchmark and peers during the 12 months ended October 31, 2013?

Excluding all sales charges, MainStay Indexed Bond Fund returned –1.95% for Investor Class shares and –1.82% for Class A shares for the 12 months ended October 31, 2013. Over the same period, Class I shares returned –1.47%. All share classes underperformed the –1.08% return of the Barclays U.S. Aggregate Bond Index2 and the –0.95% return of the average Lipper3 core bond fund for the 12 months ended October 31, 2013. The Barclays U.S. Aggregate Bond Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund seeks to replicate the performance of the Barclays U.S. Aggregate Bond Index, the Fund’s primary benchmark. Because the Fund incurs operating expenses and fees that the Index does not, the Fund’s net performance will typically lag that of the Index.

During the reporting period, which credit-rating categories were strong positive performers and which credit rating categories were weak?

Generally speaking, credit spreads4 were relatively stable during the reporting period. Within the U.S. credit component of the

Barclays U.S. Aggregate Bond Index, credit spreads of bonds rated A5 narrowed by seven basis points, the most of any credit rating category. (A basis point is one hundredth of a percentage point.) Next were BBB credit spreads, which narrowed by two basis points. AAA-rated credit spreads narrowed by one basis point during the reporting period. Spreads for bonds rated AA, on the other hand, widened by three basis points.

Which market sectors provided the strongest positive contributions to the Fund’s performance, and which market sectors detracted the most?

Bond yields and prices tend to vary inversely. That is, when yields rise, bond prices tend to fall; and when yields fall, bond prices tend to rise.

With interest rates rising across the yield curve,6 most broad sectors in the Barclays U.S. Aggregate Bond Index generated negative total returns during the reporting period. Commercial mortgage-backed securities was the only broad sector to produce a positive total return for the period. Within the corporate sector, financials was the only subsector to provide a positive total return, outpacing both industrials and utilities. Asset-backed securities and mortgage-backed securities both generated slightly negative total returns for the reporting period.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary, New York Life Investment Management LLC.
2.	See footnote on page 6 for more information on the Barclays U.S. Aggregate Bond Index.
3.	See footnote on page 6 for more information on Lipper Inc.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. It is the opinion of S&P, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	9

Portfolio of Investments October 31, 2013

	Principal Amount	Value

Long-Term Bonds 99.3%† Asset-Backed Securities 0.6%
Airlines 0.0%‡
Continental Airlines, Inc. Series 1992-2, Class A1 7.256%, due 9/15/21	$47,163	$51,408

Auto Floor Plan 0.2%
Ford Credit Floorplan Master Owner Trust A Series 2013-4, Class A2 0.724%, due 6/15/20 (a)	600,000	600,609

Automobile 0.2%
Chesapeake Funding LLC Series 2013-1A, Class A 0.624%, due 1/7/25 (a)(b)	900,000	897,605

Home Equity 0.1%
Equity One ABS, Inc. Series 2003-4, Class AF6 4.833%, due 10/25/34 (c)(d)	118,647	120,320
RAMP Trust Series 2003-RZ5, Class A7 5.47%, due 9/25/33 (d)	55,338	57,326
Saxon Asset Securities Trust Series 2003-1, Class AF5 5.455%, due 6/25/33 (c)(d)	96,707	101,325

		278,971

Other 0.1%
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF3 4.672%, due 3/25/47 (c)(d)	500,000	372,351

Total Asset-Backed Securities (Cost $2,314,166)		2,200,944

Corporate Bonds 24.5%
Aerospace & Defense 0.5%
Boeing Co. (The) 6.125%, due 2/15/33	250,000	304,302
General Dynamics Corp. 3.60%, due 11/15/42	250,000	212,075
L-3 Communications Corp. 5.20%, due 10/15/19	100,000	109,101
Lockheed Martin Corp.
4.25%, due 11/15/19	250,000	273,592
4.85%, due 9/15/41	100,000	100,509

	Principal Amount	Value

Aerospace & Defense (continued)
Northrop Grumman Corp. 5.05%, due 8/1/19	$100,000	$112,860
United Technologies Corp.
3.10%, due 6/1/22	300,000	296,358
4.50%, due 4/15/20	200,000	222,872
4.50%, due 6/1/42	100,000	98,631
6.125%, due 2/1/19	125,000	149,894

		1,880,194

Agriculture 0.1%
Archer-Daniels-Midland Co. 4.535%, due 3/26/42	216,000	208,262
Bunge, Ltd. Finance Corp. 5.35%, due 4/15/14	100,000	101,997

		310,259

Airlines 0.0%‡
Southwest Airlines Co. 5.25%, due 10/1/14	75,000	77,833

Apparel 0.0%‡
VF Corp. 6.45%, due 11/1/37	50,000	58,769

Auto Manufacturers 0.1%
Daimler Finance N.A. LLC 8.50%, due 1/18/31	150,000	218,625

Auto Parts & Equipment 0.0%‡
Johnson Controls, Inc.
5.50%, due 1/15/16	50,000	54,703
6.00%, due 1/15/36	50,000	55,534

		110,237

Banks 5.1%
♦Bank of America Corp.
2.00%, due 1/11/18	1,500,000	1,495,737
5.25%, due 12/1/15	200,000	215,341
5.42%, due 3/15/17	900,000	998,280
5.70%, due 1/24/22	325,000	373,085
Bank of New York Mellon Corp. 2.95%, due 6/18/15	250,000	259,795
Bank of Nova Scotia 1.95%, due 1/30/17 (b)	250,000	257,775
BNP Paribas S.A. 3.25%, due 3/3/23	250,000	242,082
Canadian Imperial Bank of Commerce 2.35%, due 12/11/15	100,000	103,248

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of October 31, 2013, excluding short-term investments. May be subject to change daily.

10	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Banks (continued)
Capital One Financial Corp.
1.00%, due 11/6/15	$250,000	$249,520
5.25%, due 2/21/17	100,000	110,003
Citigroup, Inc.
4.45%, due 1/10/17	100,000	108,733
4.50%, due 1/14/22	400,000	426,984
4.875%, due 5/7/15	350,000	368,826
5.875%, due 2/22/33	450,000	462,497
6.125%, due 11/21/17	500,000	580,357
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. 4.50%, due 1/11/21	300,000	321,390
Deutsche Bank A.G. 6.00%, due 9/1/17	325,000	375,048
Fifth Third Bank 4.75%, due 2/1/15	250,000	261,615
♦Goldman Sachs Group, Inc. (The)
3.625%, due 1/22/23	150,000	146,335
5.95%, due 1/18/18	1,000,000	1,147,938
6.00%, due 6/15/20	900,000	1,041,892
6.25%, due 9/1/17	200,000	231,354
HSBC Holdings PLC 4.00%, due 3/30/22	175,000	181,146
JPMorgan Chase & Co. 4.40%, due 7/22/20	1,250,000	1,349,865
JPMorgan Chase Bank N.A. 6.00%, due 10/1/17	785,000	904,911
Korea Development Bank 4.375%, due 8/10/15	300,000	316,802
Kreditanstalt fuer Wiederaufbau
4.50%, due 7/16/18	850,000	967,640
Series G 4.875%, due 1/17/17	850,000	958,885
Landwirtschaftliche Rentenbank
3.125%, due 7/15/15	300,000	313,713
5.125%, due 2/1/17	475,000	536,793
Morgan Stanley
5.50%, due 7/24/20	1,100,000	1,241,658
6.25%, due 8/28/17	300,000	345,540
Northern Trust Corp. 3.45%, due 11/4/20	100,000	105,319
PNC Bank N.A. 5.25%, due 1/15/17	175,000	195,095
PNC Funding Corp.
3.625%, due 2/8/15	150,000	155,453
5.125%, due 2/8/20	100,000	112,809
Royal Bank of Scotland PLC (The)
4.375%, due 3/16/16	200,000	214,287
5.00%, due 11/12/13	100,000	100,000
5.05%, due 1/8/15	100,000	103,371

	Principal Amount	Value

Banks (continued)
State Street Bank & Trust Co. 5.25%, due 10/15/18	$100,000	$113,707
SunTrust Banks, Inc. 5.40%, due 4/1/20	15,000	16,359
U.S. Bank N.A. 4.80%, due 4/15/15	100,000	105,856
UBS A.G.
5.875%, due 7/15/16	125,000	139,328
5.875%, due 12/20/17	200,000	231,902
7.75%, due 9/1/26	100,000	126,411
Wachovia Bank N.A.
4.875%, due 2/1/15	575,000	604,209
5.60%, due 3/15/16	200,000	220,836
Wachovia Corp.
5.25%, due 8/1/14	100,000	103,435
5.50%, due 8/1/35	125,000	130,400
Wells Fargo & Co. 4.60%, due 4/1/21	250,000	275,450
Wells Fargo Bank N.A. 5.95%, due 8/26/36	150,000	172,463
Westpac Banking Corp. 3.00%, due 12/9/15	300,000	314,082

		20,435,560

Beverages 0.4%
Anheuser-Busch Cos. LLC 6.45%, due 9/1/37	300,000	372,935
Anheuser-Busch InBev Worldwide, Inc. 3.75%, due 7/15/42	200,000	176,947
Beam, Inc. 5.375%, due 1/15/16	18,000	19,636
Brown-Forman Corp. 3.75%, due 1/15/43	50,000	43,817
Coca-Cola Co. (The) 3.15%, due 11/15/20	275,000	286,034
Pepsi Bottling Group, Inc. (The) 7.00%, due 3/1/29	60,000	76,912
PepsiCo., Inc. 5.00%, due 6/1/18	500,000	568,952

		1,545,233

Biotechnology 0.3%
Amgen, Inc.
3.45%, due 10/1/20	150,000	154,242
4.85%, due 11/18/14	725,000	757,417
5.85%, due 6/1/17	150,000	171,648
6.40%, due 2/1/39	100,000	116,341
Genentech, Inc. 4.75%, due 7/15/15	100,000	107,078

		1,306,726

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Building Materials 0.1%
CRH America, Inc.
4.125%, due 1/15/16	$100,000	$105,608
6.00%, due 9/30/16	100,000	112,684
Lafarge S.A.
6.50%, due 7/15/16	50,000	55,000
7.125%, due 7/15/36	50,000	51,625

		324,917

Chemicals 0.2%
Dow Chemical Co. (The) 4.125%, due 11/15/21	350,000	361,818
E.I. du Pont de Nemours & Co. 3.625%, due 1/15/21	100,000	104,058
Eastman Chemical Co. 4.50%, due 1/15/21	50,000	52,752
Lubrizol Corp. 5.50%, due 10/1/14	100,000	104,561
Potash Corporation of Saskatchewan, Inc. 4.875%, due 3/30/20	150,000	165,412
Rohm & Haas Co. 7.85%, due 7/15/29	100,000	132,080

		920,681

Commercial Services 0.0%‡
R.R. Donnelley & Sons Co. 5.50%, due 5/15/15	3,000	3,180
Western Union Co. (The) 5.93%, due 10/1/16	130,000	144,988

		148,168

Computers 0.4%
Hewlett-Packard Co.
1.55%, due 5/30/14	750,000	753,628
2.20%, due 12/1/15	150,000	152,666
4.375%, due 9/15/21	150,000	150,010
International Business Machines Corp.
5.70%, due 9/14/17	250,000	290,737
5.875%, due 11/29/32	100,000	119,386
6.50%, due 1/15/28	100,000	127,581

		1,594,008

Cosmetics & Personal Care 0.1%
Colgate-Palmolive Co. 3.15%, due 8/5/15	100,000	104,706
Procter & Gamble Co. (The)
4.70%, due 2/15/19	125,000	142,555
5.55%, due 3/5/37	100,000	116,562

		363,823

Diversified Financial Services 0.4%
General Electric Capital Corp.
4.65%, due 10/17/21	150,000	164,240

	Principal Amount	Value

Diversified Financial Services (continued)
General Electric Capital Corp. (continued)
5.875%, due 1/14/38	$625,000	$705,361
Series A 6.75%, due 3/15/32	650,000	795,694

		1,665,295

Electric 1.9%
Alliant Energy Corp. 4.00%, due 10/15/14	100,000	103,019
Appalachian Power Co. Series H 5.95%, due 5/15/33	100,000	106,382
CenterPoint Energy Houston Electric LLC Series K2 6.95%, due 3/15/33	100,000	130,415
Commonwealth Edison Co. 6.15%, due 9/15/17	150,000	175,631
Consolidated Edison Company of New York, Inc. 6.30%, due 8/15/37	275,000	339,106
Constellation Energy Group, Inc. 7.60%, due 4/1/32	100,000	119,984
Duke Energy Carolinas LLC 5.30%, due 2/15/40	200,000	223,629
Duke Energy Florida, Inc. 6.35%, due 9/15/37	200,000	246,487
Entergy Gulf States Louisiana LLC 3.95%, due 10/1/20	250,000	262,426
FirstEnergy Corp.
4.25%, due 3/15/23	75,000	69,962
Series C 7.375%, due 11/15/31	200,000	210,850
Florida Power & Light Co.
3.80%, due 12/15/42	300,000	272,608
5.55%, due 11/1/17	100,000	115,915
Georgia Power Co. 4.75%, due 9/1/40	250,000	244,922
Jersey Central Power & Light Co. 7.35%, due 2/1/19	35,000	42,157
Kentucky Utilities Co. 1.625%, due 11/1/15	100,000	102,009
Nevada Power Co. 6.50%, due 8/1/18	150,000	180,436
NextEra Energy Capital Holdings, Inc. 2.60%, due 9/1/15	300,000	309,211
NiSource Finance Corp. 4.80%, due 2/15/44	175,000	159,992
Ohio Power Co. Series G 6.60%, due 2/15/33	150,000	177,059
Oncor Electric Delivery Co. LLC 7.00%, due 9/1/22	100,000	122,834

12	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Electric (continued)
Pacific Gas & Electric Co.
3.25%, due 9/15/21	$175,000	$173,397
5.625%, due 11/30/17	500,000	574,906
PacifiCorp 6.25%, due 10/15/37	350,000	429,994
Peco Energy Co. 5.95%, due 10/1/36	150,000	177,384
Pepco Holdings, Inc. 2.70%, due 10/1/15	200,000	205,454
PPL Electric Utilities Corp. 3.00%, due 9/15/21	200,000	199,394
PPL Energy Supply LLC 5.40%, due 8/15/14	100,000	103,650
Progress Energy, Inc. 5.625%, due 1/15/16	125,000	137,411
PSEG Power LLC
5.125%, due 4/15/20	80,000	88,543
8.625%, due 4/15/31	50,000	68,656
Public Service Electric & Gas Co. Series D 5.25%, due 7/1/35	100,000	110,800
Puget Sound Energy, Inc. 6.274%, due 3/15/37	100,000	121,906
San Diego Gas & Electric Co. 5.35%, due 5/15/35	175,000	198,339
Scottish Power, Ltd. 5.375%, due 3/15/15	100,000	105,343
South Carolina Electric & Gas Co. 6.05%, due 1/15/38	100,000	117,509
Southern California Edison Co. 4.50%, due 9/1/40	175,000	174,551
Union Electric Co. 5.40%, due 2/1/16	100,000	109,374
Virginia Electric and Power Co.
6.00%, due 1/15/36	100,000	119,864
6.00%, due 5/15/37	175,000	208,963
Wisconsin Electric Power Co. 3.65%, due 12/15/42	250,000	217,667
Xcel Energy, Inc. 6.50%, due 7/1/36	150,000	181,067

		7,539,206

Electrical Components & Equipment 0.1%
Emerson Electric Co. 4.25%, due 11/15/20	300,000	323,732

Electronics 0.1%
Honeywell International, Inc. 5.70%, due 3/15/37	100,000	116,175

	Principal Amount	Value

Electronics (continued)
Koninklijke Philips Electronics N.V. 6.875%, due 3/11/38	$100,000	$123,946
Thermo Fisher Scientific, Inc. 3.20%, due 3/1/16	250,000	261,319

		501,440

Environmental Controls 0.2%
Republic Services, Inc. 5.00%, due 3/1/20	350,000	384,455
Waste Management, Inc.
2.60%, due 9/1/16	100,000	103,544
5.00%, due 3/15/14	50,000	50,802
7.125%, due 12/15/17	100,000	117,485
7.75%, due 5/15/32	75,000	100,097

		756,383

Finance—Auto Loans 0.4%
Ford Motor Credit Co. LLC
4.25%, due 2/3/17	950,000	1,025,790
4.375%, due 8/6/23	200,000	205,617
Toyota Motor Credit Corp.
2.80%, due 1/11/16	100,000	104,506
3.40%, due 9/15/21	200,000	203,127

		1,539,040

Finance—Consumer Loans 0.4%
HSBC Finance Corp. 6.676%, due 1/15/21	1,000,000	1,162,176
SLM Corp. 5.625%, due 8/1/33	250,000	205,000
Springleaf Finance Corp. Series I 5.40%, due 12/1/15	350,000	366,625

		1,733,801

Finance—Credit Card 0.2%
American Express Co.
5.50%, due 9/12/16	75,000	84,093
6.15%, due 8/28/17	625,000	729,607

		813,700

Finance—Investment Banker/Broker 0.4%
Bear Stearns Cos. LLC (The) 7.25%, due 2/1/18	400,000	482,373
BNP Paribas Home Loan Covered Bonds S.A. 2.20%, due 11/2/15 (b)	250,000	256,850
Credit Suisse First Boston USA, Inc. 4.875%, due 1/15/15	875,000	920,016
Merrill Lynch & Co., Inc. 5.70%, due 5/2/17	100,000	110,986

		1,770,225

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Finance—Other Services 0.1%
National Rural Utilities Cooperative Finance Corp.
5.45%, due 2/1/18	$150,000	$171,973
8.00%, due 3/1/32	75,000	103,276

		275,249

Food 0.7%
ConAgra Foods, Inc. 7.00%, due 10/1/28	100,000	123,307
General Mills, Inc. 5.70%, due 2/15/17	300,000	340,756
Hershey Co. (The) 5.45%, due 9/1/16	100,000	112,154
Ingredion, Inc. 4.625%, due 11/1/20	50,000	53,195
Kellogg Co. Series B 7.45%, due 4/1/31	75,000	96,021
Kraft Foods Group, Inc.
3.50%, due 6/6/22	200,000	198,920
5.375%, due 2/10/20	130,000	148,917
6.125%, due 8/23/18	332,000	392,185
Kroger Co. (The) 6.40%, due 8/15/17	225,000	260,121
Mondelez International, Inc.
5.375%, due 2/10/20	120,000	136,208
6.125%, due 2/1/18	118,000	137,001
6.50%, due 8/11/17	225,000	262,524
Safeway, Inc.
5.00%, due 8/15/19	100,000	103,329
6.35%, due 8/15/17	100,000	110,403
Sysco Corp. 5.375%, due 9/21/35	100,000	111,110
Unilever Capital Corp. 5.90%, due 11/15/32	100,000	125,046

		2,711,197

Forest Products & Paper 0.2%
Celulosa Arauco y Constitucion S.A. 5.625%, due 4/20/15	50,000	52,936
International Paper Co.
4.75%, due 2/15/22	100,000	107,138
5.25%, due 4/1/16	150,000	164,150
5.30%, due 4/1/15	250,000	264,975

		589,199

Health Care—Products 0.3%
Baxter International, Inc.
4.625%, due 3/15/15	150,000	158,388
5.90%, due 9/1/16	100,000	113,792

	Principal Amount	Value

Health Care—Products (continued)
Becton Dickinson and Co. 3.125%, due 11/8/21	$100,000	$99,731
CareFusion Corp. 5.125%, due 8/1/14	100,000	103,211
Covidien International Finance S.A. 6.00%, due 10/15/17	150,000	174,374
Medtronic, Inc.
2.75%, due 4/1/23	250,000	237,138
4.45%, due 3/15/20	200,000	221,270
Series B 4.75%, due 9/15/15	50,000	53,837

		1,161,741

Health Care—Services 0.4%
Aetna, Inc. 4.125%, due 6/1/21	175,000	185,283
CIGNA Corp. 5.125%, due 6/15/20	150,000	166,011
Laboratory Corporation of America Holdings 4.625%, due 11/15/20	100,000	105,530
Quest Diagnostics, Inc. 4.75%, due 1/30/20	100,000	106,982
UnitedHealth Group, Inc.
2.875%, due 3/15/22	200,000	192,787
6.00%, due 6/15/17	330,000	381,486
WellPoint, Inc. 5.95%, due 12/15/34	250,000	278,428

		1,416,507

Home Builders 0.0%‡
MDC Holdings, Inc. 5.375%, due 7/1/15	50,000	52,735
Toll Brothers Finance Corp. 5.15%, due 5/15/15	50,000	52,500

		105,235

Household Products & Wares 0.0%‡
Kimberly-Clark Corp. 6.375%, due 1/1/28	100,000	118,964

Insurance 1.0%
ACE INA Holdings, Inc.
2.60%, due 11/23/15	100,000	103,679
5.70%, due 2/15/17	60,000	67,945
5.875%, due 6/15/14	105,000	108,473
AEGON Funding Co. LLC 5.75%, due 12/15/20	100,000	114,097
American International Group, Inc.
5.85%, due 1/16/18	300,000	346,255
6.25%, due 5/1/36	200,000	238,195
Assurant, Inc. 5.625%, due 2/15/14	100,000	101,384

14	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Insurance (continued)
AXA S.A. 8.60%, due 12/15/30	$105,000	$127,810
Berkshire Hathaway, Inc. 3.00%, due 2/11/23	500,000	488,355
Chubb Corp. (The) 5.75%, due 5/15/18	100,000	116,907
Genworth Holdings, Inc. 5.75%, due 6/15/14	31,000	31,901
Hartford Financial Services Group, Inc. 5.50%, due 3/30/20	150,000	171,100
Lincoln National Corp. 4.85%, due 6/24/21	25,000	27,343
Loews Corp. 4.125%, due 5/15/43	125,000	109,675
MetLife, Inc.
4.75%, due 2/8/21	400,000	441,402
5.70%, due 6/15/35	100,000	113,769
Nationwide Financial Services, Inc. 5.10%, due 10/1/15	25,000	26,588
Principal Financial Group, Inc. 6.05%, due 10/15/36	100,000	117,017
Progressive Corp. (The) 6.25%, due 12/1/32	50,000	60,140
Protective Life Corp. 4.875%, due 11/1/14	100,000	103,544
Prudential Financial, Inc.
Series B 5.10%, due 9/20/14	500,000	519,703
5.70%, due 12/14/36	200,000	222,380
Travelers Cos., Inc. (The)
3.90%, due 11/1/20	200,000	215,545
6.75%, due 6/20/36	75,000	96,691

		4,069,898

Internet 0.0%‡
Symantec Corp. 2.75%, due 9/15/15	50,000	51,481

Iron & Steel 0.3%
ArcelorMittal
4.25%, due 2/25/15	100,000	103,000
6.125%, due 6/1/18	300,000	325,500
Nucor Corp. 4.125%, due 9/15/22	50,000	50,672
Vale Overseas, Ltd.
4.375%, due 1/11/22	100,000	97,852
6.25%, due 1/23/17	600,000	674,225

		1,251,249

	Principal Amount	Value

Machinery—Construction & Mining 0.1%
Caterpillar, Inc. 3.803%, due 8/15/42	$342,000	$294,519

Machinery—Diversified 0.1%
Deere & Co.
4.375%, due 10/16/19	100,000	111,819
7.125%, due 3/3/31	125,000	163,000

		274,819

Media 1.3%
CBS Corp.
3.375%, due 3/1/22	275,000	268,768
4.85%, due 7/1/42	100,000	92,758
Comcast Corp.
5.65%, due 6/15/35	325,000	361,127
6.45%, due 3/15/37	250,000	304,085
COX Communications, Inc. 5.45%, due 12/15/14	32,000	33,669
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
3.80%, due 3/15/22	200,000	191,763
5.20%, due 3/15/20	250,000	269,406
Discovery Communications LLC
3.70%, due 6/1/15	200,000	209,052
6.35%, due 6/1/40	105,000	119,531
Historic TW, Inc. 6.625%, due 5/15/29	250,000	288,322
NBC Universal Media LLC 5.15%, due 4/30/20	600,000	686,032
News America, Inc.
4.50%, due 2/15/21	100,000	107,748
5.30%, due 12/15/14	300,000	315,599
6.40%, due 12/15/35	175,000	199,977
7.25%, due 5/18/18	100,000	122,555
Thomson Reuters Corp.
5.70%, due 10/1/14	50,000	52,313
5.85%, due 4/15/40	105,000	109,842
Time Warner Cable, Inc.
5.00%, due 2/1/20	250,000	256,125
6.55%, due 5/1/37	275,000	257,349
6.75%, due 7/1/18	250,000	281,853
Time Warner, Inc. 7.625%, due 4/15/31	375,000	474,619
Viacom, Inc. 4.375%, due 3/15/43	354,000	304,733

		5,307,226

Metal Fabricate & Hardware 0.0%‡
Precision Castparts Corp. 3.90%, due 1/15/43	125,000	112,944

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Mining 0.5%
Alcoa, Inc.
5.72%, due 2/23/19	$287,000	$305,120
5.95%, due 2/1/37	100,000	93,483
Barrick Australia Finance Property, Ltd. 5.95%, due 10/15/39	150,000	131,489
Barrick Gold Finance Co. 4.875%, due 11/15/14	50,000	51,917
Freeport-McMoRan Copper & Gold, Inc.
3.875%, due 3/15/23	150,000	141,979
5.45%, due 3/15/43	150,000	140,301
Goldcorp, Inc. 2.125%, due 3/15/18	100,000	98,292
Newmont Mining Corp. 5.125%, due 10/1/19	150,000	159,109
Rio Tinto Alcan, Inc. 5.75%, due 6/1/35	50,000	53,835
Rio Tinto Finance USA PLC 3.50%, due 3/22/22	400,000	393,892
Rio Tinto Finance USA, Ltd. 3.75%, due 9/20/21	150,000	151,390
Teck Resources, Ltd. 3.75%, due 2/1/23	250,000	235,519

		1,956,326

Miscellaneous—Manufacturing 0.1%
Cooper U.S., Inc. 2.375%, due 1/15/16	125,000	128,951
Danaher Corp.
3.90%, due 6/23/21	50,000	53,188
5.625%, due 1/15/18	100,000	115,467
Dover Corp. 5.45%, due 3/15/18	100,000	114,829
Ingersoll-Rand PLC 4.75%, due 5/15/15	150,000	156,993

		569,428

Multi-National 0.7%
European Investment Bank
2.25%, due 3/15/16	1,100,000	1,144,000
2.75%, due 3/23/15	500,000	517,025
2.875%, due 9/15/20	725,000	746,822
International Bank for Reconstruction & Development (zero coupon), due 3/11/31	504,000	236,310

		2,644,157

Office & Business Equipment 0.1%
Pitney Bowes, Inc. 5.75%, due 9/15/17	100,000	110,795

	Principal Amount	Value

Office & Business Equipment (continued)
Xerox Corp.
6.35%, due 5/15/18	$100,000	$115,315
6.40%, due 3/15/16	160,000	177,894

		404,004

Oil & Gas 1.7%
Anadarko Petroleum Corp.
5.95%, due 9/15/16	475,000	536,595
6.45%, due 9/15/36	150,000	176,545
Apache Corp.
3.625%, due 2/1/21	250,000	257,734
4.75%, due 4/15/43	100,000	98,188
Apache Finance Canada Corp. 4.375%, due 5/15/15	100,000	105,611
BP Capital Markets PLC 4.50%, due 10/1/20	250,000	274,153
Burlington Resources, Inc. 7.375%, due 3/1/29	104,000	130,902
Cenovus Energy, Inc. 6.75%, due 11/15/39	100,000	121,215
Chevron Corp. 4.95%, due 3/3/19	125,000	143,743
ConocoPhillips 5.90%, due 10/15/32	350,000	410,227
Devon Energy Corp.
4.00%, due 7/15/21	200,000	205,929
7.95%, due 4/15/32	50,000	65,923
Encana Corp. 6.50%, due 2/1/38	125,000	138,279
EOG Resources, Inc. 4.10%, due 2/1/21	200,000	213,630
Hess Corp. 7.30%, due 8/15/31	100,000	123,280
Marathon Oil Corp. 6.80%, due 3/15/32	100,000	119,352
Marathon Petroleum Corp.
3.50%, due 3/1/16	50,000	52,665
5.125%, due 3/1/21	100,000	109,645
Occidental Petroleum Corp. 3.125%, due 2/15/22	175,000	172,003
Pemex Project Funding Master Trust 6.625%, due 6/15/35	500,000	542,500
Petrobras International Finance Co.
5.875%, due 3/1/18	475,000	513,504
7.75%, due 9/15/14	450,000	474,750
Phillips 66 5.875%, due 5/1/42	200,000	220,065
Shell International Finance B.V. 5.50%, due 3/25/40	275,000	314,137
Total Capital International S.A. 1.55%, due 6/28/17	250,000	252,567

16	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Oil & Gas (continued)
Total Capital S.A. 2.30%, due 3/15/16	$200,000	$207,030
Transocean, Inc.
6.00%, due 3/15/18	175,000	197,979
7.375%, due 4/15/18	100,000	116,981
Valero Energy Corp.
4.50%, due 2/1/15	175,000	182,882
6.625%, due 6/15/37	100,000	114,820
7.50%, due 4/15/32	100,000	121,722

		6,714,556

Oil & Gas Services 0.2%
Baker Hughes, Inc. 5.125%, due 9/15/40	200,000	216,858
Halliburton Co. 6.15%, due 9/15/19	250,000	300,647
Weatherford International LLC 6.35%, due 6/15/17	225,000	255,468

		772,973

Pharmaceuticals 1.0%
AbbVie, Inc. 4.40%, due 11/6/42	200,000	188,552
Allergan, Inc. 5.75%, due 4/1/16	50,000	55,724
AstraZeneca PLC 6.45%, due 9/15/37	100,000	123,838
Bristol-Myers Squibb Co.
5.875%, due 11/15/36	75,000	88,537
7.15%, due 6/15/23	50,000	64,673
Cardinal Health, Inc. 4.00%, due 6/15/15	200,000	210,233
Eli Lilly & Co.
4.50%, due 3/15/18	100,000	110,209
7.125%, due 6/1/25	175,000	230,743
Express Scripts Holding Co. 2.75%, due 11/21/14	300,000	306,608
GlaxoSmithKline Capital, Inc. 6.375%, due 5/15/38	125,000	157,288
Johnson & Johnson 6.95%, due 9/1/29	100,000	134,809
McKesson Corp. 5.70%, due 3/1/17	50,000	56,552
Mead Johnson Nutrition Co. 3.50%, due 11/1/14	250,000	256,673
Medco Health Solutions, Inc. 2.75%, due 9/15/15	200,000	206,447
Merck Sharp & Dohme Corp.
4.75%, due 3/1/15	100,000	105,734
5.00%, due 6/30/19	250,000	287,139

	Principal Amount	Value

Pharmaceuticals (continued)
Novartis Securities Investment, Ltd. 5.125%, due 2/10/19	$450,000	$518,433
Pfizer, Inc. 6.20%, due 3/15/19	300,000	362,540
Teva Pharmaceutical Finance II B.V. 3.65%, due 11/10/21	100,000	99,496
Teva Pharmaceutical Finance LLC 3.00%, due 6/15/15	180,000	186,157
Wyeth LLC
6.00%, due 2/15/36	200,000	238,245
6.45%, due 2/1/24	100,000	124,772

		4,113,402

Pipelines 0.6%
Energy Transfer Partners, L.P.
5.20%, due 2/1/22	200,000	215,232
5.95%, due 2/1/15	130,000	137,839
6.70%, due 7/1/18	100,000	117,667
Enterprise Products Operating LLC
4.85%, due 3/15/44	100,000	95,913
Series B 6.875%, due 3/1/33	200,000	238,699
Kinder Morgan Energy Partners, L.P. 5.80%, due 3/15/35	300,000	311,734
ONEOK Partners, L.P. 6.15%, due 10/1/16	200,000	225,328
Plains All American Pipeline, L.P. / PAA Finance Corp. 6.65%, due 1/15/37	65,000	78,442
Spectra Energy Capital LLC
6.20%, due 4/15/18	50,000	57,529
6.75%, due 2/15/32	125,000	134,636
Tennessee Gas Pipeline Co. LLC 7.50%, due 4/1/17	300,000	354,150
Williams Cos., Inc. (The) 8.75%, due 3/15/32	114,000	141,732
Williams Partners, L.P. 3.80%, due 2/15/15	300,000	310,880

		2,419,781

Real Estate 0.0%‡
Regency Centers, L.P. 5.25%, due 8/1/15	100,000	106,683

Real Estate Investment Trusts 0.3%
Boston Properties, L.P. 4.125%, due 5/15/21	50,000	52,175
Camden Property Trust 5.00%, due 6/15/15	100,000	106,132
ERP Operating, L.P.
5.125%, due 3/15/16	50,000	54,694
5.375%, due 8/1/16	50,000	55,584

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
Hospitality Properties Trust 5.125%, due 2/15/15	$50,000	$51,456
Kimco Realty Corp. 5.783%, due 3/15/16	50,000	55,077
Liberty Property, L.P. 5.125%, due 3/2/15	100,000	105,013
ProLogis, L.P. 6.625%, due 5/15/18	50,000	59,030
Simon Property Group, L.P.
3.375%, due 3/15/22	400,000	400,038
5.25%, due 12/1/16	225,000	251,464
Weyerhaeuser Co. 7.375%, due 3/15/32	100,000	124,344

		1,315,007

Retail 0.7%
Costco Wholesale Corp. 5.50%, due 3/15/17	100,000	114,154
CVS Caremark Corp.
4.75%, due 5/18/20	250,000	277,775
4.875%, due 9/15/14	50,000	51,869
6.25%, due 6/1/27	175,000	210,541
Home Depot, Inc. (The) 5.875%, due 12/16/36	250,000	291,275
Lowe’s Cos., Inc.
6.65%, due 9/15/37	100,000	123,379
6.875%, due 2/15/28	150,000	187,155
McDonald’s Corp. 5.80%, due 10/15/17	300,000	350,217
Target Corp.
2.90%, due 1/15/22	100,000	98,323
6.50%, due 10/15/37	150,000	186,646
Wal-Mart Stores, Inc.
5.00%, due 10/25/40	400,000	422,262
5.375%, due 4/5/17	200,000	228,150
6.50%, due 8/15/37	175,000	219,324
Yum! Brands, Inc. 6.25%, due 3/15/18	130,000	152,776

		2,913,846

Software 0.3%
Fiserv, Inc. 3.50%, due 10/1/22	100,000	95,679
Microsoft Corp. 3.00%, due 10/1/20	300,000	307,664
Oracle Corp.
5.00%, due 7/8/19	400,000	457,346
5.25%, due 1/15/16	200,000	219,844

		1,080,533

	Principal Amount	Value

Telecommunications 1.8%
America Movil S.A.B. de C.V.
3.125%, due 7/16/22	$200,000	$188,324
5.75%, due 1/15/15	675,000	712,571
AT&T, Inc.
4.35%, due 6/15/45	666,000	550,370
5.55%, due 8/15/41	100,000	99,903
6.30%, due 1/15/38	300,000	325,257
BellSouth Corp.
6.00%, due 11/15/34	6,000	6,244
6.875%, due 10/15/31	14,000	15,907
British Telecommunications PLC 9.625%, due 12/15/30	100,000	149,194
Cisco Systems, Inc.
4.45%, due 1/15/20	250,000	277,151
5.50%, due 2/22/16	450,000	499,174
Deutsche Telekom International Finance B.V.
5.75%, due 3/23/16	325,000	359,506
6.00%, due 7/8/19	250,000	293,258
Embarq Corp. 7.995%, due 6/1/36	200,000	203,745
Motorola Solutions, Inc. 7.50%, due 5/15/25	100,000	121,768
New Cingular Wireless Services, Inc. 8.75%, due 3/1/31	100,000	141,262
Orange S.A. 8.75%, due 3/1/31	250,000	344,615
Qwest Corp. 6.75%, due 12/1/21	100,000	109,121
Rogers Communications, Inc. 6.80%, due 8/15/18	225,000	270,543
Telecom Italia Capital S.A.
4.95%, due 9/30/14	150,000	154,162
6.00%, due 9/30/34	100,000	87,943
6.375%, due 11/15/33	175,000	160,389
Telefonica Emisones S.A.U. 7.045%, due 6/20/36	100,000	110,374
Telefonica Europe B.V. 8.25%, due 9/15/30	200,000	240,449
Verizon Communications, Inc.
2.45%, due 11/1/22	100,000	90,205
5.15%, due 9/15/23	350,000	379,746
5.85%, due 9/15/35	300,000	317,327
6.40%, due 2/15/38	175,000	196,803
6.55%, due 9/15/43	175,000	203,037
7.75%, due 12/1/30	100,000	125,134
Vodafone Group PLC
6.15%, due 2/27/37	125,000	139,901
7.875%, due 2/15/30	100,000	129,433

		7,002,816

18	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Transportation 0.5%
Burlington Northern Santa Fe LLC
5.75%, due 5/1/40	$300,000	$332,068
6.15%, due 5/1/37	175,000	201,933
6.20%, due 8/15/36	50,000	58,353
Canadian Pacific Railway Co. 7.25%, due 5/15/19	125,000	153,799
CSX Corp. 5.60%, due 5/1/17	100,000	112,178
CSX Transportation, Inc. 7.875%, due 5/15/43	100,000	130,962
FedEx Corp. 8.00%, due 1/15/19	50,000	62,841
Norfolk Southern Corp.
2.903%, due 2/15/23	106,000	100,267
4.837%, due 10/1/41	128,000	127,040
Union Pacific Corp. 4.163%, due 7/15/22	309,000	326,799
United Parcel Service, Inc.
5.50%, due 1/15/18	100,000	115,139
6.20%, due 1/15/38	300,000	373,859

		2,095,238

Water 0.1%
American Water Capital Corp. 4.30%, due 12/1/42	200,000	186,895

Total Corporate Bonds (Cost $91,984,835)		97,973,728

Foreign Government Bonds 2.3%
Foreign Governments 2.1%
Federal Republic of Brazil
4.875%, due 1/22/21	750,000	813,750
6.00%, due 1/17/17	1,350,000	1,523,475
Poland Government International Bond
3.00%, due 3/17/23	150,000	139,950
5.125%, due 4/21/21	200,000	220,750
Province of Manitoba 1.30%, due 4/3/17	100,000	101,186
Province of Nova Scotia 2.375%, due 7/21/15	100,000	102,900
Province of Ontario
2.95%, due 2/5/15	250,000	258,103
4.00%, due 10/7/19	225,000	246,134
4.95%, due 11/28/16	350,000	392,490
Province of Quebec 5.125%, due 11/14/16	385,000	433,163
Series NJ 7.50%, due 7/15/23	302,000	398,676

	Principal Amount	Value

Foreign Governments (continued)
Republic of Italy 6.875%, due 9/27/23	$750,000	$910,059
Republic of Korea 5.75%, due 4/16/14	600,000	613,401
Republic of Peru 7.35%, due 7/21/25	275,000	354,475
Republic of Poland 5.25%, due 1/15/14	100,000	100,950
Svensk Exportkredit AB 5.125%, due 3/1/17	200,000	227,108
Turkey Government International Bond 4.875%, due 4/16/43	425,000	367,094
United Mexican States
5.125%, due 1/15/20	1,300,000	1,465,750
5.625%, due 1/15/17	400,000	448,800

Total Foreign Government Bonds (Cost $8,654,656)		9,118,214

Mortgage-Backed Securities 2.4%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 2.4%
Banc of America Commercial Mortgage, Inc. Series 2005-4, Class A3 4.891%, due 7/10/45	940,791	940,389
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW15, Class AAB 5.315%, due 2/11/44	925,491	928,824
CD Commercial Mortgage Trust Series 2007-CD4, Class A4 5.322%, due 12/11/49	1,000,000	1,108,018
Commercial Mortgage Trust Series 2006-GG7, Class A4 6.018%, due 7/10/38 (e)	989,249	1,087,430
GS Mortgage Securities Trust Series 2006-GG6, Class AM 5.622%, due 4/10/38 (a)	1,200,000	1,302,718
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-CB18, Class A4 5.44%, due 6/12/47	1,245,000	1,379,078
♦Morgan Stanley Capital I, Inc.
Series 2006-HQ8, Class AM 5.647%, due 3/12/44 (e)	1,200,000	1,298,928
Series 2006-IQ11, Class A4 5.839%, due 10/15/42 (e)	1,235,501	1,331,019

Total Mortgage-Backed Securities (Cost $7,391,829)		9,376,404

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Municipal Bonds 0.9%
Arizona 0.3%
Salt River Project Agricultural Improvement and Power District Electric System Revenue 4.839%, due 1/1/41	$1,000,000	$1,034,420

Connecticut 0.1%
State of Connecticut, Transportation & Infrastructure Revenue 5.459%, due 11/1/30	500,000	540,790

Kansas 0.3%
Kansas State Department of Transportation, Highway Revenue 4.596%, due 9/1/35	1,000,000	1,025,240

Texas 0.2%
Texas Transportation Commission 5.178%, due 4/1/30	900,000	998,973

Total Municipal Bonds (Cost $3,620,975)		3,599,423

U.S. Government & Federal Agencies 67.9%
Federal Home Loan Bank 0.1%
0.80%, due 6/24/16	400,000	400,135

♦Federal Home Loan Mortgage Corporation 3.3%
0.875%, due 3/7/18	1,000,000	983,080
1.125%, due 5/25/18	500,000	492,867
1.375%, due 5/1/20	2,000,000	1,913,526
2.375%, due 1/13/22	1,500,000	1,470,477
3.75%, due 3/27/19	1,100,000	1,219,297
4.50%, due 1/15/15	2,000,000	2,102,856
4.75%, due 1/19/16	2,000,000	2,190,146
5.125%, due 10/18/16	2,430,000	2,749,285

		13,121,534

♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 8.2%
2.413%, due 12/1/41 (a)	883,933	911,573
2.50%, due 6/1/28	1,392,354	1,409,261
3.00%, due 8/1/26 TBA (f)	2,600,000	2,694,250
3.00%, due 10/1/42 TBA (f)	1,000,000	978,906
3.00%, due 8/1/43	3,280,620	3,225,705
3.50%, due 4/1/26	496,609	523,072
3.50%, due 5/1/26	204,438	215,313
3.50%, due 4/1/32	757,707	786,702
3.50%, due 4/1/41	250,744	256,507
3.50%, due 3/1/42	412,278	421,754

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
3.50%, due 3/1/42 TBA (f)	$2,500,000	$2,548,437
3.50%, due 4/1/42	599,002	612,769
4.00%, due 7/1/23	514,685	545,591
4.00%, due 6/1/24	235,802	249,313
4.00%, due 4/1/26	231,614	245,036
4.00%, due 2/1/31	321,261	339,343
4.00%, due 7/1/39	727,424	763,412
4.00%, due 12/1/40	1,557,553	1,634,856
4.00%, due 2/1/41	321,178	337,140
4.00%, due 5/1/42	744,034	781,138
4.50%, due 4/1/20	397,619	420,649
4.50%, due 10/1/24	152,977	161,578
4.50%, due 5/1/25	259,426	274,098
4.50%, due 7/1/30	232,795	249,575
4.50%, due 6/1/34	125,043	133,477
4.50%, due 6/1/35	130,762	139,765
4.50%, due 8/1/35	181,030	193,549
4.50%, due 7/1/39	16,195	17,274
4.50%, due 8/1/39	303,733	323,716
4.50%, due 1/1/40	751,999	802,313
4.50%, due 8/1/40	1,699,353	1,815,148
4.50%, due 2/1/41	13,112	14,001
5.00%, due 1/1/25	397,521	429,911
5.00%, due 8/1/30	242,624	268,958
5.00%, due 8/1/35	1,311,519	1,417,138
5.00%, due 6/1/37	583,817	628,462
5.00%, due 3/1/40	298,126	321,345
5.00%, due 2/1/41	456,603	495,225
5.50%, due 2/1/18	77,841	81,761
5.50%, due 3/1/23	38,473	41,789
5.50%, due 6/1/23	106,990	116,200
5.50%, due 11/1/27	139,730	151,301
5.50%, due 9/1/35	171,654	186,217
5.50%, due 4/1/37	1,023,360	1,106,067
5.50%, due 11/1/37	114,652	123,919
5.50%, due 4/1/38	170,321	184,086
5.50%, due 8/1/38	171,746	185,627
5.63%, due 4/1/39 (a)	131,931	140,649
6.00%, due 8/1/17	65,480	68,570
6.00%, due 6/1/21	34,263	37,541
6.00%, due 9/1/21	45,468	49,675
6.00%, due 11/1/22	50,689	55,963
6.00%, due 4/1/36	171,491	186,771
6.00%, due 8/1/36	70,848	77,161
6.00%, due 2/1/37	290,197	316,913
6.00%, due 12/1/39	259,666	282,947
6.00%, due 5/1/40	651,763	716,424
6.054%, due 10/1/36 (a)	111,338	118,585
6.50%, due 6/1/14	547	552
6.50%, due 4/1/17	2,378	2,510

20	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
6.50%, due 5/1/17	$13,207	$13,938
6.50%, due 11/1/25	12,784	14,133
6.50%, due 5/1/26	2,280	2,516
6.50%, due 3/1/27	6,442	7,186
6.50%, due 5/1/31	7,919	8,918
6.50%, due 8/1/31	4,005	4,521
6.50%, due 1/1/32	36,331	41,060
6.50%, due 3/1/32	30,099	34,044
6.50%, due 4/1/32	16,998	19,172
6.50%, due 7/1/32	27,361	30,868
6.50%, due 1/1/34	37,931	41,857
6.50%, due 1/1/37	123,240	139,414
6.50%, due 9/1/37	84,270	92,992
7.00%, due 4/1/26	3,988	4,533
7.00%, due 7/1/26	433	491
7.00%, due 12/1/27	5,580	6,326
7.00%, due 1/1/30	2,574	2,846
7.00%, due 3/1/31	23,903	27,032
7.00%, due 10/1/31	8,456	9,675
7.00%, due 3/1/32	33,763	39,060
7.00%, due 9/1/33	196,007	225,723
7.00%, due 11/1/36	43,632	47,714
7.00%, due 12/1/37	121,059	139,835
7.50%, due 1/1/16	1,005	1,046
7.50%, due 1/1/26	1,028	1,186
7.50%, due 2/1/32	19,534	21,153
8.00%, due 7/1/26	334	371

		32,795,098

♦Federal National Mortgage Association 1.8%
0.625%, due 8/26/16	1,000,000	1,000,708
0.875%, due 5/21/18	1,500,000	1,466,001
1.00%, due 12/28/17	650,000	640,773
1.00%, due 2/15/18	1,000,000	981,591
5.375%, due 6/12/17	2,100,000	2,427,581
6.21%, due 8/6/38	475,000	618,652

		7,135,306

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 14.1%
2.238%, due 12/1/41 (a)	1,337,973	1,373,263
2.50%, due 10/1/27 TBA (f)	400,000	403,250
2.50%, due 2/1/28	895,196	905,411
2.50%, due 5/1/28	2,189,276	2,214,259
2.50%, due 9/1/28	1,293,183	1,307,940
3.00%, due 2/1/27 TBA (f)	1,000,000	1,038,594
3.00%, due 7/1/43	4,988,820	4,932,329
3.00%, due 8/1/43	2,593,260	2,564,147
3.00%, due 9/1/43	1,395,786	1,380,261
3.46%, due 8/1/40 (a)	312,236	330,572

	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.50%, due 11/1/25	$1,615,942	$1,707,312
3.50%, due 5/1/31	470,326	482,968
3.50%, due 12/1/40	639,636	656,544
3.50%, due 1/1/41	362,868	372,442
3.50%, due 2/1/41	352,642	361,946
3.50%, due 12/1/41	926,469	950,958
3.50%, due 3/1/42	700,566	719,119
3.50%, due 4/1/42 TBA (f)	5,500,000	5,626,328
4.00%, due 3/1/22	171,536	183,828
4.00%, due 2/1/25	597,286	634,619
4.00%, due 3/1/25	729,991	775,639
4.00%, due 6/1/30	112,350	119,118
4.00%, due 1/1/31	252,174	266,835
4.00%, due 6/1/39	798,511	841,176
4.00%, due 12/1/39	732,462	772,425
4.00%, due 7/1/40	473,657	498,945
4.00%, due 9/1/40	2,681,440	2,826,200
4.00%, due 3/1/41	945,030	1,000,559
4.00%, due 3/1/41 TBA (f)	1,000,000	1,050,469
4.50%, due 5/1/19	9,315	9,901
4.50%, due 11/1/22	9,988	10,634
4.50%, due 2/1/23	53,956	57,412
4.50%, due 3/1/23	34,051	36,227
4.50%, due 6/1/23	325,985	346,844
4.50%, due 4/1/24	242,944	259,341
4.50%, due 3/1/30	290,771	312,738
4.50%, due 9/1/39 TBA (f)	2,900,000	3,104,360
4.50%, due 3/1/40	1,754,899	1,889,560
4.50%, due 4/1/41	368,694	390,819
4.50%, due 5/1/41	867,695	932,164
5.00%, due 3/1/21	9,132	9,691
5.00%, due 6/1/22	88,444	95,132
5.00%, due 4/1/23	82,660	88,969
5.00%, due 7/1/23	80,341	86,467
5.00%, due 8/1/23	93,475	99,176
5.00%, due 1/1/24	128,467	138,266
5.00%, due 11/1/29	217,009	237,971
5.00%, due 7/1/30	163,435	179,321
5.00%, due 7/1/35	328,594	356,896
5.00%, due 11/1/35	212,853	231,171
5.00%, due 2/1/36	506,522	550,071
5.00%, due 7/1/36	300,833	327,332
5.00%, due 7/1/37	931,381	1,015,017
5.00%, due 8/1/38	417,009	452,951
5.00%, due 1/1/39	266,897	291,205
5.00%, due 7/1/39	431,621	468,303
5.00%, due 9/1/40	177,776	194,133
5.50%, due 8/1/17	9,739	10,332
5.50%, due 7/1/22	176,189	191,837
5.50%, due 11/1/23	35,898	39,093

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.50%, due 4/1/30	$233,328	$257,276
5.50%, due 9/1/33	174,409	190,571
5.50%, due 12/1/34	368,973	402,502
5.50%, due 5/1/35	174,616	190,133
5.50%, due 6/1/35	57,544	62,740
5.50%, due 8/1/35	55,183	60,201
5.50%, due 4/1/36	124,182	135,416
5.50%, due 11/1/36	93,025	101,291
5.50%, due 4/1/37	64,167	69,869
5.50%, due 8/1/37	750,812	820,512
5.50%, due 3/1/38	864,954	941,814
5.50%, due 12/1/38	221,313	241,365
5.50%, due 2/1/39	121,427	132,455
5.50%, due 7/1/40	213,375	234,430
6.00%, due 6/1/16	6,920	7,181
6.00%, due 7/1/16	5,030	5,234
6.00%, due 9/1/16	3,537	3,686
6.00%, due 9/1/17	4,525	4,671
6.00%, due 7/1/36	193,544	212,135
6.00%, due 12/1/36	59,602	65,319
6.00%, due 4/1/37	158,106	172,928
6.00%, due 7/1/37	413,621	452,448
6.00%, due 8/1/37	99,728	108,973
6.00%, due 12/1/37	182,263	199,084
6.00%, due 2/1/38	343,960	375,705
6.00%, due 1/1/39	605,131	660,980
6.50%, due 6/1/15	587	594
6.50%, due 7/1/32	4,739	5,232
6.50%, due 8/1/32	80,665	92,861
6.50%, due 8/1/35	75,012	82,775
6.50%, due 9/1/35	2,360	2,607
6.50%, due 7/1/36	175,421	193,831
6.50%, due 8/1/36	38,190	42,163
6.50%, due 9/1/36	75,879	83,732
6.50%, due 10/1/36	64,653	71,381
6.50%, due 11/1/36	55,057	60,792
6.50%, due 8/1/37	5,401	6,051
6.50%, due 10/1/37	2,477	2,734
6.50%, due 11/1/37	34,009	37,529
6.50%, due 12/1/37	55,243	61,007
6.50%, due 2/1/38	179,202	197,806
7.00%, due 9/1/37	55,895	60,481
7.00%, due 10/1/37	3,382	3,764
7.00%, due 11/1/37	160,926	187,462
7.50%, due 7/1/30	4,802	5,086
7.50%, due 7/1/31	35,396	40,640
7.50%, due 8/1/31	449	468
8.00%, due 1/1/25	157	161
8.00%, due 6/1/25	138	161

	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
8.00%, due 9/1/25	$791	$914
8.00%, due 9/1/26	4,128	4,847
8.00%, due 10/1/26	661	685
8.00%, due 11/1/26	892	1,026
8.00%, due 4/1/27	1,345	1,572
8.00%, due 6/1/27	1,007	1,011
8.00%, due 12/1/27	4,014	4,057
8.00%, due 1/1/28	27,734	31,975

		56,105,114

♦Government National Mortgage Association (Mortgage Pass-Through Securities) 7.6%
3.00%, due 12/1/42 TBA (f)	800,000	798,125
3.00%, due 4/15/43	399,354	398,745
3.00%, due 8/15/43	399,247	398,543
3.00%, due 8/20/43	3,484,329	3,481,209
3.00%, due 9/15/43	598,960	597,904
3.50%, due 4/15/42	355,655	369,427
3.50%, due 6/1/42 TBA (f)	4,400,000	4,570,500
3.50%, due 4/15/43	1,686,167	1,753,175
4.00%, due 9/15/25	347,796	369,237
4.00%, due 12/15/41	1,192,062	1,269,254
4.00%, due 1/20/42	2,866,707	3,069,638
4.50%, due 11/15/24	269,699	287,618
4.50%, due 4/15/39	1,113,943	1,201,843
4.50%, due 5/20/39	1,199,251	1,305,625
4.50%, due 10/20/39	264,737	287,740
4.50%, due 6/20/40	284,780	309,488
4.50%, due 7/15/40	245,207	265,237
4.50%, due 9/15/40	943,766	1,027,282
4.50%, due 10/20/40	280,358	304,919
4.50%, due 7/20/41	457,425	495,924
4.50%, due 9/20/41	299,821	325,081
5.00%, due 4/20/33	86,790	95,128
5.00%, due 8/15/33	45,704	50,327
5.00%, due 2/15/36	346,759	377,819
5.00%, due 6/20/36	6,965	7,624
5.00%, due 8/15/39	578,669	638,221
5.00%, due 9/15/39	346,187	377,106
5.00%, due 9/20/40	2,090,750	2,299,936
5.50%, due 3/15/33	550,981	606,809
5.50%, due 7/15/34	156,451	171,087
5.50%, due 7/20/34	85,087	94,234
5.50%, due 9/15/35	179,216	197,180
5.50%, due 12/20/35	175,200	193,022
5.50%, due 1/20/39	353,849	388,109
6.00%, due 3/20/29	24,402	26,984
6.00%, due 1/15/32	34,468	38,040
6.00%, due 12/15/32	16,500	18,439
6.00%, due 3/20/33	127,709	147,173

22	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
6.00%, due 2/15/34	$144,389	$161,242
6.00%, due 1/20/35	65,865	74,315
6.00%, due 6/15/35	47,971	52,928
6.00%, due 9/15/35	152,982	170,845
6.00%, due 9/20/40	469,054	517,930
6.50%, due 3/20/31	16,006	17,931
6.50%, due 1/15/32	23,834	27,557
6.50%, due 6/15/35	1,429	1,632
6.50%, due 1/15/36	148,419	166,249
6.50%, due 9/15/36	45,088	51,032
6.50%, due 9/15/37	88,500	100,604
6.50%, due 10/15/37	66,511	74,501
6.50%, due 11/15/38	302,869	342,489
7.00%, due 2/15/26	550	552
7.00%, due 6/15/29	538	552
7.00%, due 12/15/29	3,181	3,730
7.00%, due 5/15/31	2,258	2,545
7.00%, due 8/15/31	5,600	5,885
7.00%, due 8/20/31	25,192	29,740
7.00%, due 8/15/32	35,571	41,910
7.50%, due 10/15/26	1,674	1,761
7.50%, due 11/15/26	1,197	1,255
7.50%, due 1/15/30	14,302	15,453
7.50%, due 10/15/30	6,913	7,910
7.50%, due 3/15/32	19,723	23,821
8.00%, due 6/15/26	133	153
8.00%, due 10/15/26	237	271
8.00%, due 11/15/26	1,442	1,462
8.00%, due 5/15/27	115	119
8.00%, due 7/15/27	631	727
8.00%, due 9/15/27	344	397
8.00%, due 11/15/30	19,063	22,338
8.50%, due 7/15/26	990	1,158
8.50%, due 11/15/26	5,606	5,761

		30,540,507

♦United States Treasury Bonds 3.1%
2.75%, due 11/15/42	1,270,000	1,063,229
2.875%, due 5/15/43	1,850,000	1,587,243
3.625%, due 8/15/43	235,000	234,706
3.75%, due 8/15/41	1,940,000	1,993,955
4.25%, due 11/15/40	4,950,000	5,548,643
4.75%, due 2/15/41	1,755,000	2,126,018

		12,553,794

♦United States Treasury Notes 29.7%
0.25%, due 7/31/15	8,000,000	7,999,064
0.25%, due 8/15/15	5,200,000	5,198,170
0.25%, due 9/15/15	2,800,000	2,797,704
0.375%, due 11/15/15	5,300,000	5,304,971

	Principal Amount	Value

United States Treasury Notes (continued)
0.375%, due 1/15/16	$11,600,000	$11,603,619
0.375%, due 3/15/16	4,600,000	4,597,125
0.50%, due 6/15/16	3,200,000	3,202,250
0.625%, due 7/15/16	7,700,000	7,725,864
0.75%, due 6/30/17	6,750,000	6,724,687
0.75%, due 12/31/17	11,475,000	11,335,143
0.75%, due 2/28/18	3,900,000	3,842,413
0.875%, due 9/15/16	6,000,000	6,056,250
1.00%, due 9/30/19	7,200,000	6,943,500
1.125%, due 12/31/19	1,000,000	965,547
1.375%, due 6/30/18	1,000,000	1,007,266
1.375%, due 9/30/18	4,950,000	4,969,721
1.75%, due 10/31/20	1,000,000	986,250
1.875%, due 9/30/17	3,000,000	3,104,766
1.875%, due 6/30/20	4,000,000	4,004,064
2.00%, due 9/30/20	1,000,000	1,004,844
2.00%, due 2/15/23	2,845,000	2,731,866
2.125%, due 8/31/20	500,000	507,304
2.50%, due 8/15/23	8,075,000	8,044,719
2.625%, due 11/15/20	1,236,000	1,292,489
3.375%, due 11/15/19	5,855,000	6,450,108

		118,399,704

Total U.S. Government & Federal Agencies (Cost $268,151,136)		271,051,192

Yankee Bonds 0.7% (g)
Banks 0.0%‡
Westpac Banking Corp. 4.625%, due 6/1/18	50,000	54,220

Mining 0.0%‡
Glencore Canada Corp. 5.50%, due 6/15/17	50,000	54,891

Multi-National 0.2%
Inter-American Development Bank 6.80%, due 10/15/25	604,000	793,306

Oil & Gas 0.3%
Canadian Natural Resources, Ltd.
5.85%, due 2/1/35	155,000	167,927
6.50%, due 2/15/37	75,000	88,222
Encana Corp. 6.50%, due 8/15/34	85,000	93,250
Petro-Canada 6.05%, due 5/15/18	325,000	380,614
Statoil ASA 7.75%, due 6/15/23	125,000	165,110

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Yankee Bonds (continued)
Oil & Gas (continued)
Suncor Energy, Inc.
6.10%, due 6/1/18	$100,000	$117,584
6.50%, due 6/15/38	100,000	118,923
Talisman Energy, Inc.
5.125%, due 5/15/15	50,000	52,574
6.25%, due 2/1/38	55,000	53,351

		1,237,555

Pipelines 0.2%
TransCanada PipeLines, Ltd.
4.875%, due 1/15/15	380,000	399,129
5.85%, due 3/15/36	150,000	167,552

		566,681

Transportation 0.0%‡
Canadian National Railway Co. 6.20%, due 6/1/36	100,000	122,862

Water 0.0%‡
United Utilities PLC 5.375%, due 2/1/19	100,000	108,495

Total Yankee Bonds (Cost $2,578,286)		2,938,010

Total Long-Term Bonds (Cost $384,695,883)		396,257,915

Short-Term Investments 5.2%
Financial Company Commercial Paper 0.2%
PACCAR Financial Corp. 0.101%, due 11/14/13 (h)	800,000	799,971

Total Financial Company Commercial Paper (Cost $799,971)		799,971

Other Commercial Paper 3.2%
Baker Hughes, Inc. 0.081%, due 11/4/13 (b)(h)	1,450,000	1,449,990
Colgate-Palmolive Co. 0.051%, due 11/13/13 (b)(h)	2,000,000	1,999,967
Merck & Co., Inc. 0.061%, due 11/4/13 (b)(h)	2,000,000	1,999,990
Motiva Enterprises LLC 0.162%, due 11/7/13 (h)	1,500,000	1,499,960
PepsiCo, Inc. 0.061%, due 11/12/13 (b)(h)	2,000,000	1,999,963
Southern Co. Funding Corp.
0.142%, due 11/5/13 (b)(h)	2,000,000	1,999,969
0.142%, due 11/13/13 (b)(h)	2,000,000	1,999,907

Total Other Commercial Paper (Cost $12,949,746)		12,949,746

	Principal Amount	Value

Repurchase Agreement 1.8%
TD Securities LLC 0.08%, dated 10/31/13 due 11/1/13 Proceeds at Maturity $7,165,016 (Collateralized by United States Treasury securities with rates between 0.00% and 7.50% and maturity dates between 12/26/13 and 11/15/24, with a Principal Amount of $6,835,900 and a Market Value of $7,308,379)	$7,165,000	$7,165,000

Total Repurchase Agreement (Cost $7,165,000)		7,165,000

Total Short-Term Investments (Cost $20,914,717)		20,914,717

Total Investments (Cost $405,610,600) (i)	104.5%	417,172,632
Other Assets, Less Liabilities	(4.5)	(18,063,939)
Net Assets	100.0%	$399,108,693

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown is the rate in effect as of October 31, 2013.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Subprime mortgage investment or other asset-backed securities. The total market value of these securities as of October 31, 2013, is $593,996, which represents 0.1% of the Fund’s net assets.

(d)	Step coupon—Rate shown is the rate in effect as of October 31, 2013.

(e)	Collateral strip rate—A bond whose interest is based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of October 31, 2013.

(f)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities as of October 31, 2013, is $22,813,219, which represents 5.7% of the Fund’s net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.

(g)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(h)	Interest rate presented is yield to maturity.

(i)	As of October 31, 2013, cost is $405,659,795 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$14,010,442
Gross unrealized depreciation	(2,497,605)

Net unrealized appreciation	$11,512,837

24	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$2,200,944	$—	$2,200,944
Corporate Bonds	—	97,973,728	—	97,973,728
Foreign Government Bonds	—	9,118,214	—	9,118,214
Mortgage-Backed Securities	—	9,376,404	—	9,376,404
Municipal Bonds	—	3,599,423	—	3,599,423
U.S. Government & Federal Agencies	—	271,051,192	—	271,051,192
Yankee Bonds	—	2,938,010	—	2,938,010

Total Long-Term Bonds	—	396,257,915	—	396,257,915

Short-Term Investments
Financial Company Commercial Paper	—	799,971	—	799,971
Other Commercial Paper	—	12,949,746	—	12,949,746
Repurchase Agreement	—	7,165,000	—	7,165,000

Total Short-Term Investments	—	20,914,717	—	20,914,717

Total Investments in Securities	$—	$417,172,632	$—	$417,172,632

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Statement of Assets and Liabilities as of October 31, 2013

Assets
Investment in securities, at value (identified cost $405,610,600)	$417,172,632
Cash	185
Receivables:
Investment securities sold	21,187,078
Interest	2,359,466
Fund shares sold	220,566
Other assets	11,022

Total assets	440,950,949

Liabilities
Payables:
Investment securities purchased	41,278,732
Fund shares redeemed	243,499
Transfer agent (See Note 3)	136,939
Manager (See Note 3)	58,711
Shareholder communication	33,050
Custodian	16,399
Professional fees	15,781
NYLIFE Distributors (See Note 3)	12,423
Trustees	960
Accrued expenses	4,714
Dividend payable	41,048

Total liabilities	41,842,256

Net assets	$399,108,693

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$36,324
Additional paid-in capital	388,058,154

388,094,478
Undistributed net investment income	681,880
Accumulated net realized gain (loss) on investments	(1,229,697)
Net unrealized appreciation (depreciation) on investments	11,562,032

Net assets	$399,108,693

Investor Class
Net assets applicable to outstanding shares	$5,563,458

Shares of beneficial interest outstanding	504,430

Net asset value per share outstanding	$11.03
Maximum sales charge (3.00% of offering price)	0.34

Maximum offering price per share outstanding	$11.37

Class A
Net assets applicable to outstanding shares	$52,658,217

Shares of beneficial interest outstanding	4,796,788

Net asset value per share outstanding	$10.98
Maximum sales charge (3.00% of offering price)	0.34

Maximum offering price per share outstanding	$11.32

Class I
Net assets applicable to outstanding shares	$340,887,018

Shares of beneficial interest outstanding	31,022,925

Net asset value and offering price per share outstanding	$10.99

26	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2013

Investment Income (Loss)
Income
Interest	$10,436,822

Expenses
Manager (See Note 3)	1,240,481
Transfer agent (See Note 3)	824,111
Distribution/Service—Investor Class (See Note 3)	15,798
Distribution/Service—Class A (See Note 3)	166,566
Custodian	93,505
Shareholder communication	68,876
Professional fees	64,493
Registration	51,998
Trustees	8,998
Miscellaneous	17,390

Total expenses before waiver/reimbursement	2,552,216
Expense waiver/reimbursement from Manager (See Note 3)	(402,181)

Net expenses	2,150,035

Net investment income (loss)	8,286,787

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(492,914)
Net change in unrealized appreciation (depreciation) on investments	(14,960,306)

Net realized and unrealized gain (loss) on investments	(15,453,220)

Net increase (decrease) in net assets resulting from operations	$(7,166,433)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Statements of Changes in Net Assets

for the years ended October 31, 2013 and October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,286,787	$10,549,870
Net realized gain (loss) on investments	(492,914)	9,133,868
Net change in unrealized appreciation (depreciation) on investments	(14,960,306)	2,569,072

Net increase (decrease) in net assets resulting from operations	(7,166,433)	22,252,810

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(94,903)	(119,595)
Class A	(1,086,284)	(1,596,416)
Class I	(7,296,964)	(9,019,452)

	(8,478,151)	(10,735,463)

From net realized gain on investments:
Investor Class	(135,295)	(187,145)
Class A	(1,510,935)	(2,432,468)
Class I	(7,232,446)	(10,662,145)

	(8,878,676)	(13,281,758)

Total dividends and distributions to shareholders	(17,356,827)	(24,017,221)

Capital share transactions:
Net proceeds from sale of shares	118,790,528	205,637,841
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	16,387,858	22,602,447
Cost of shares redeemed	(166,151,298)	(238,126,622)

Increase (decrease) in net assets derived from capital share transactions	(30,972,912)	(9,886,334)

Net increase (decrease) in net assets	(55,496,172)	(11,650,745)

Net Assets
Beginning of year	454,604,865	466,255,610

End of year	$399,108,693	$454,604,865

Undistributed net investment income at end of year	$681,880	$142,920

28	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Investor Class	2013	2012	2011	2010	2009
Net asset value at beginning of year	$11.65	$11.71	$11.81	$11.38	$10.37

Net investment income (loss)	0.17	0.21	0.28	0.32	0.40
Net realized and unrealized gain (loss) on investments	(0.39)	0.28	0.15	0.45	1.02

Total from investment operations	(0.22)	0.49	0.43	0.77	1.42

Less dividends and distributions:
From net investment income	(0.17)	(0.21)	(0.28)	(0.32)	(0.41)
From net realized gain on investments	(0.23)	(0.34)	(0.25)	(0.02)	—

Total dividends and distributions	(0.40)	(0.55)	(0.53)	(0.34)	(0.41)

Net asset value at end of year	$11.03	$11.65	$11.71	$11.81	$11.38

Total investment return (a)	(1.95%)	4.33%	3.88%	6.88%	13.87%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.46%	1.76%	2.39%	2.81%	3.66%
Net expenses	0.92%	0.92%	0.92%	0.92%	0.92%
Expenses (before waiver/reimbursement)	1.00%	1.04%	1.10%	1.15%	1.28%
Portfolio turnover rate (b)	154%	174%	106%	115%	61%
Net assets at end of year (in 000’s)	$5,563	$6,852	$6,326	$5,985	$4,279

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	The portfolio turnover rates not including mortgage dollar rolls are 63%, 142%, 95%, 105% and 56% for the years ended October 31, 2013, 2012, 2011, 2010, and 2009, respectively.

	Year ended October 31,
Class A	2013	2012	2011	2010	2009
Net asset value at beginning of year	$11.60	$11.66	$11.76	$11.33	$10.33

Net investment income (loss)	0.18	0.22	0.29	0.34	0.41
Net realized and unrealized gain (loss) on investments	(0.39)	0.28	0.16	0.45	1.01

Total from investment operations	(0.21)	0.50	0.45	0.79	1.42

Less dividends and distributions:
From net investment income	(0.18)	(0.22)	(0.30)	(0.34)	(0.42)
From net realized gain on investments	(0.23)	(0.34)	(0.25)	(0.02)	—

Total dividends and distributions	(0.41)	(0.56)	(0.55)	(0.36)	(0.42)

Net asset value at end of year	$10.98	$11.60	$11.66	$11.76	$11.33

Total investment return (a)	(1.82%)	4.46%	4.05%	7.04%	13.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.58%	1.86%	2.53%	2.94%	3.76%
Net expenses	0.79%	0.82%	0.78%	0.80%	0.82%
Expenses (before waiver/reimbursement)	0.79%	0.82%	0.78%	0.80%	0.88%
Portfolio turnover rate (b)	154%	174%	106%	115%	61%
Net assets at end of year (in 000’s)	$52,658	$77,156	$82,180	$87,750	$77,595

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	The portfolio turnover rates not including mortgage dollar rolls are 63%, 142%, 95%, 105% and 56% for the years ended October 31, 2013, 2012, 2011, 2010 and 2009, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2013	2012	2011	2010	2009
Net asset value at beginning of year	$11.61	$11.67	$11.77	$11.34	$10.33

Net investment income (loss)	0.23	0.26	0.33	0.38	0.46
Net realized and unrealized gain (loss) on investments	(0.39)	0.28	0.16	0.45	1.01

Total from investment operations	(0.16)	0.54	0.49	0.83	1.47

Less dividends and distributions:
From net investment income	(0.23)	(0.26)	(0.34)	(0.38)	(0.46)
From net realized gain on investments	(0.23)	(0.34)	(0.25)	(0.02)	—

Total dividends and distributions	(0.46)	(0.60)	(0.59)	(0.40)	(0.46)

Net asset value at end of year	$10.99	$11.61	$11.67	$11.77	$11.34

Total investment return (a)	(1.47%)	4.86%	4.41%	7.43%	14.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.96%	2.25%	2.88%	3.31%	4.15%
Net expenses	0.43%	0.43%	0.43%	0.43%	0.43%
Expenses (before waiver/reimbursement)	0.54%	0.57%	0.53%	0.55%	0.63%
Portfolio turnover rate (b)	154%	174%	106%	115%	61%
Net assets at end of year (in 000’s)	$340,887	$370,596	$377,749	$523,050	$468,639

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	The portfolio turnover rates not including mortgage dollar rolls are 63%, 142%, 95%, 105% and 56% for the years ended October 31, 2013, 2012, 2011, 2010 and 2009, respectively.

30	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-four funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Indexed Bond Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay Indexed Bond Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the Predecessor Fund.

The Fund currently offers three classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Investor Class and Class A shares are subject to a distribution and/or service fee. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Fund’s primary benchmark index.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation measurements under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”).

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are estimated within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring the fair value of investments)

The aggregate value by input level, as of October 31, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable

mainstayinvestments.com	31

Notes to Financial Statements (continued)

inputs. The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be measured using the methodologies described above are valued by methods deemed in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2013, the Fund did not hold any securities that were fair valued in such a manner.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Fund’s Manager whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, at least monthly and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

32	MainStay Indexed Bond Fund

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The dollar roll transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2013.

(J)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that

mainstayinvestments.com	33

Notes to Financial Statements (continued)

have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. New York Life Investments is responsible for the day-to-day portfolio management of the Fund.

Effective February 28, 2013, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.25% up to $1 billion and 0.20% in excess of $1 billion.

Prior to February 28, 2013, the Fund paid the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.35% up to $1 billion and 0.30% in excess of $1 billion.

The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.28% for the year ended October 31, 2013.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Investor Class, 0.92%; Class A, 0.82%; and Class I, 0.43%. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fees and expenses.

For the year ended October 31, 2013, New York Life Investments earned fees from the Fund in the amount of $1,240,481 and waived its fees and/or reimbursed expenses in the amount of $402,181.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $1,821 and $4,926, respectively, for the year ended October 31, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares of $492 for the year ended October 31, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2013, were as follows:

Investor Class	$25,112
Class A	123,465
Class I	675,534

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2013, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$99,124	0.0%‡

‡	Less than one-tenth of a percent.

34	MainStay Indexed Bond Fund

Note 4–Federal Income Tax

As of October 31, 2013, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$724,504	$(1,182,078)	$(41,048)	$11,512,837	$11,014,215

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and premium amortization accruals.

The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2013 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$730,324	$(730,324)	$—

The reclassifications for the Fund are primarily due to distribution re-designations and mortgage dollar roll adjustments.

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $1,182,078 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$1,182	$—

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 shown in the Statements of Changes in Net Assets was as follows:

	2013	2012
Distributions paid from:
Ordinary Income	$11,343,028	$14,028,486
Long-Term Capital Gain	6,013,799	9,988,735
Total	$17,356,827	$24,017,221

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon and State Street, who serve as the agents to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 28, 2013, the aggregate commitment amount was $200,000,000 with an optional maximum amount of $250,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2013.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2013, purchases and sales of U.S. government securities were $654,264 and $697,715, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $12,743 and $16,240, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount

Year ended October 31, 2013:
Shares sold	99,036	$1,113,843
Shares issued to shareholders in reinvestment of dividends and distributions	20,090	227,209
Shares redeemed	(217,797)	(2,424,750)

Net increase (decrease) in shares outstanding before conversion	(98,671)	(1,083,698)
Shares converted into Investor Class (See Note 1)	26,707	297,843
Shares converted from Investor Class (See Note 1)	(11,889)	(132,802)

Net increase (decrease)	(83,853)	$(918,657)

Year ended October 31, 2012:
Shares sold	188,582	$2,172,123
Shares issued to shareholders in reinvestment of dividends and distributions	26,452	302,528
Shares redeemed	(131,295)	(1,512,704)

Net increase (decrease) in shares outstanding before conversion	83,739	961,947
Shares converted into Investor Class (See Note 1)	15,526	177,533
Shares converted from Investor Class (See Note 1)	(51,150)	(585,154)

Net increase (decrease)	48,115	$554,326

mainstayinvestments.com	35

Notes to Financial Statements (continued)

Class A	Shares	Amount

Year ended October 31, 2013:
Shares sold	1,545,805	$17,284,438
Shares issued to shareholders in reinvestment of dividends and distributions	214,267	2,410,936
Shares redeemed	(3,601,908)	(39,969,803)

Net increase (decrease) in shares outstanding before conversion	(1,841,836)	(20,274,429)
Shares converted into Class A (See Note 1)	11,943	132,802
Shares converted from Class A (See Note 1)	(26,840)	(297,843)

Net increase (decrease)	(1,856,733)	$(20,439,470)

Year ended October 31, 2012:
Shares sold	2,620,518	$30,098,637
Shares issued to shareholders in reinvestment of dividends and distributions	309,314	3,521,794
Shares redeemed	(3,359,449)	(38,612,342)

Net increase (decrease) in shares outstanding before conversion	(429,617)	(4,991,911)
Shares converted into Class A (See Note 1)	51,360	585,154
Shares converted from Class A (See Note 1)	(15,594)	(177,533)

Net increase (decrease)	(393,851)	$(4,584,290)

Class I	Shares	Amount

Year ended October 31, 2013:
Shares sold	9,021,053	$100,392,247
Shares issued to shareholders in reinvestment of dividends and distributions	1,223,271	13,749,713
Shares redeemed	(11,149,547)	(123,756,745)

Net increase (decrease)	(905,223)	$(9,614,785)

Year ended October 31, 2012:
Shares sold	15,129,097	$173,367,081
Shares issued to shareholders in reinvestment of dividends and distributions	1,645,906	18,778,125
Shares redeemed	(17,211,188)	(198,001,576)

Net increase (decrease)	(436,185)	$(5,856,370)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2013, events and transactions subsequent to October 31, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

36	MainStay Indexed Bond Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Indexed Bond Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Indexed Bond Fund of MainStay Funds Trust as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 20, 2013

mainstayinvestments.com	37

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $6,013,799 as a long term capital gain distribution.

In February 2014, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2013. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2013.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at www.mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

38	MainStay Indexed Bond Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008***.	Chief Investment Officer, New York Life Insurance Company (since 2011); President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC (since 2008); Member of the Board, MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, and Cornerstone Capital Management Holdings LLC (fka Madison Square Investors LLC) (since 2008); Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012); Member of the Board of Private Advisors, L.L.C.(since 2010); Member of the Board of MCF Capital Management LLC (since 2012); and President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	79

MainStay VP Funds Trust:
Trustee since 2008
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com	39

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990***.	President; Strategic Management Advisors LLC (since 1990)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (50 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011; Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios); State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002***.	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	79

MainStay VP Funds Trust:
Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Managing Director, ICC Capital Management; President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	79

MainStay VP Funds Trust: Trustee
since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

40	MainStay Indexed Bond Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009.	Visiting Professor, University of California—San Diego (since 2012); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School Business, University of Chicago (since 2008)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	79

MainStay VP Funds Trust:
Trustee since 1997
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (25 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

mainstayinvestments.com	41

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.*

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance, New York Life Investment Management LLC (since 2009); Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2009)**; Assistant Secretary, MainStay Funds (2006 to 2008) and MainStay VP Series Fund, Inc. (2005 to 2008)**
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (2006 to 2012); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

42	MainStay Indexed Bond Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-31923 MS322-13	MSIN11-12/13 NL0B3

MainStay Intermediate Term Bond Fund

Message from the President and Annual Report

October 31, 2013

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Message from the President

With a few notable exceptions, major stock markets around the world tended to advance strongly during the 12 months ended October 31, 2013. According to Russell data, many U.S. stock indexes rose more than 25%, and some exceeded 30%. In the United States, growth stocks tended to outperform value stocks, but the differences were slight among large-capitalization issues.

European stocks were generally strong, with some regional variations. The market seemed convinced that the European Union would remain intact and that economic recovery would be possible, even in troubled peripheral nations. Japanese stocks advanced as the yen weakened and monetary and fiscal stimulus plans went into effect. Slowing growth prospects for China, however, led to weaker stock-market performance for that nation and its major suppliers, including Peru, Chile and Indonesia.

In the United States, stocks were buoyed by steady progress in corporate earnings and general improvements in profits. Stock prices occasionally faltered as politicians debated the so-called fiscal cliff, imposed a government shutdown and wrangled over debt limits. But stocks quickly recovered when agreements were reached and the government shutdown ended.

The Federal Reserve maintained the federal funds target rate in a range near zero, which drew money into stocks. When the Federal Reserve suggested that it might begin to gradually taper its security purchases, however, U.S. Treasury yields rose sharply. Stocks that tend to serve as a proxy for yield, including real estate investment trusts (REITs) and utilities, sold off. In September, the Federal Reserve noted that economic conditions did not yet warrant the anticipated tapering, and the announcement helped calm investor concerns.

Rising interest rates left many bond investors in negative territory for the 12 months ended October 31, 2013. (Bond prices tend to fall as interest rates rise and tend to rise as interest rates fall.) As an asset class, U.S. Treasury securities generally provided negative total returns, as did many high-grade bonds. Searching for additional yield, many fixed-income investors took on the higher risk of high-yield bonds, which advanced during the reporting period. Others moved into convertible bonds, which generally benefited from the rising stock market.

Through all of these market changes, the portfolio managers of MainStay Funds focused on the investment objectives of their respective Funds and on the available investment strategies. Our portfolio managers used disciplined investment techniques, seeking to achieve long-term results consistent with their mandate.

Whether the markets go up or down, we believe that shareholders do well to maintain a long-term, wide-range perspective. With appropriate diversification, negative results in one asset class may be balanced by positive results in others. While some investors find volatility troublesome, experienced investors know that without it, market opportunities would be limited.

The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2013. While past performance is no guarantee of future results, we encourage you to get invested, stay invested and add to your investments whenever you can.

We thank you for choosing MainStay Funds, and we look forward to strengthening our relationship over time.

Sincerely,

Stephen P. Fisher

President

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2013

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–5.05 –0.57%	5.93 6.91%	4.38 4.86%	1.09 1.09%
Class A Shares[4]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–4.93 –0.45	6.06 7.04	4.45 4.93	0.98 0.98
Class B Shares[4]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–6.14 –1.33	5.79 6.10	4.08 4.08	1.84 1.84
Class C Shares[4]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–2.38 –1.42	6.12 6.12	4.09 4.09	1.84 1.84
Class I Shares	No Sales Charge		–0.17	7.39	5.30	0.73
Class R1 Shares[5]	No Sales Charge		–0.27	7.28	5.19	0.82
Class R2 Shares[5]	No Sales Charge		–0.52	7.02	4.93	1.07

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class A, B and C shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class A, B and C shares would likely have been different.
5.	Performance figures for Class R1 and Class R2 shares, first offered on June 29, 2012, include the historical performance of Class I shares through June 28, 2012, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class R1 and Class R2 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Ten Years
Barclays U.S. Aggregate Bond Index[6]	–1.08%	6.09%	4.78%
Average Lipper Core Bond Fund[7]	–0.95	7.05	4.33

6.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Barclays U.S. Aggregate Bond Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.	The average Lipper core bond fund is representative of funds that invest in at least 85% in domestic investment-grade issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Intermediate Term Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Intermediate Term Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2013, to October 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2013, to October 31, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/13	Ending Account Value (Based on Actual Returns and Expenses) 10/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$978.10	$5.09	$1,020.10	$5.19

Class A Shares	$1,000.00	$978.60	$4.44	$1,020.70	$4.53

Class B Shares	$1,000.00	$974.20	$8.81	$1,016.30	$9.00

Class C Shares	$1,000.00	$974.20	$8.81	$1,016.30	$9.00

Class I Shares	$1,000.00	$980.10	$2.99	$1,022.20	$3.06

Class R1 Shares	$1,000.00	$979.70	$3.44	$1,021.70	$3.52

Class R2 Shares	$1,000.00	$978.50	$4.79	$1,020.40	$4.89

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.02% for Investor Class, 0.89% for Class A, 1.77% for Class B and Class C, 0.60% for Class I, 0.69% for Class R1 and 0.96% for Class R2) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of October 31, 2013 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of October 31, 2013 (excluding short-term investment) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%–6.50%, due 2/1/17–5/1/43

2.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.375%–6.50%, due 1/1/21–5/1/43

3.	United States Treasury Bonds, 2.875%–6.25%, due 5/15/30–5/15/43

4.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.00%–6.50%, due 7/15/28–11/20/40

5.	Countrywide Financial Corp., 6.25%, due 5/15/16
6.	Energy Transfer Partners, L.P., 5.20%–9.70%, due 3/15/19–6/1/41

7.	KB Home, 7.25%, due 6/15/18

8.	Citigroup, Inc., 5.875%–8.50%, due 5/22/19–1/30/42

9.	AgriBank FCB, 9.125%, due 7/15/19

10.	Mondelez International, Inc., 6.125%–7.00%, due 2/1/18–8/11/37

8	MainStay Intermediate Term Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, and Louis N. Cohen, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Intermediate Term Bond Fund perform relative to its benchmark and peers during the 12 months ended October 31, 2013?

Excluding all sales charges, MainStay Intermediate Term Bond Fund returned –0.57% for Investor Class shares, –0.45% for Class A shares, –1.33% for Class B shares and –1.42% for Class C shares for the 12 months ended October 31, 2013. Over the same period, the Fund’s Class I shares returned –0.17%, Class R1 shares returned –0.27% and Class R2 shares returned –0.52%. For the 12 months ended October 31, 2013, all share classes, with the exception of Class B and Class C shares, outperformed the –1.08% return of the Barclays U.S. Aggregate Bond Index,1 which is the Fund’s broad-based securities-market index. Over the same period, with the exception of Class B and Class C shares, all share classes outperformed the –0.95% return of the average Lipper2 core bond fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s allocation to spread product3 affects relative performance when the compensation demanded for credit risk or interest-rate risk rises or falls. In a stressed market where investors seek safe harbors, the market demands more compensation for risk, enabling defensively postured funds to outperform as prices for riskier assets fall. In a market with an appetite for risk, the risk premium for spread product falls, leading to tighter spreads, higher prices for risk assets and superior returns for aggressively-postured portfolios. Peer funds that were more defensively postured than the Fund—either through reduced commitments to credit risk or longer portfolio durations—would have been disadvantaged during the period. Peer funds that were more aggressively postured—with larger commitments to credit-sensitive sectors such as high-yield corporate bonds or securitizations of nonconforming residential mortgages—would likely have had better performance than the Fund.

The Fund’s performance relative to the Barclays U.S. Aggregate Bond Index during the reporting period was influenced by a number of factors:

•

Overweight positions in credit-related sectors (investment-grade corporate bonds, high-yield corporate bonds and commercial mortgage-backed securities) gave the Fund a yield advantage relative to the Barclays U.S. Aggregate Bond Index.

•

Corporate bonds (especially those rated below A)[4] and commercial mortgage-backed securities posted strong performance during the reporting period for two reasons. First, the outlook for credit-related sectors aligns with the decision of the Federal Reserve’s monetary policymaking committee to maintain the federal funds rate in a range close to zero. Second, low interest rates sparked healthy demand for higher-yielding products.

•	Within the investment-grade corporate bond sector, an emphasis on bonds rated BBB[5] led to gains relative to the Index.

•

The Fund’s underweight position in residential mortgages was a positive contributor to performance during the reporting period. (Contributions take weightings and total returns into account.) Prices of agency mortgage pass-through securities[6] weakened when the Federal Reserve commented that the pace of its mortgage purchase program depends on the strength of the economy.

•	The Fund’s shorter duration[7] relative to the benchmark was beneficial for performance. The shorter duration made the Fund less sensitive to the effects of rising U.S. Treasury yields.

Relative to the Barclays U.S. Aggregate Bond Index, the Fund faced two headwinds during the reporting period:

•	The Fund’s concentration of assets in the center of the U.S. Treasury yield curve[8] contrasted with the more uniform

1.	See footnote on page 6 for more information on the Barclays U.S. Aggregate Bond Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.
4.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5.	An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. It is the opinion of S&P, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
6.	Mortgage pass-through securities consist of a pool of residential mortgage loans in which homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or an investment bank to investors.
7.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
8.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

mainstayinvestments.com	9

distribution of the of the Barclays U.S. Aggregate Bond Index. During the reporting period, U.S. Treasury yields in the center of the curve rose faster than yields at the short end or the long end. The Fund’s yield-curve posture ran counter to this trajectory.

•

Within the Fund’s mortgage-backed position, the Fund emphasized mortgage pass-throughs with structural features that tended to better protect against the borrowers’ call option. Agency mortgage pass-throughs collateralized by loans less apt to refinance were weak performers during the reporting period. Lower-balance loans are one example of a loan characteristic that can provide call protection, because the lower balance lessens the borrower’s incentive to refinance. As mortgage rates rose toward the end of the reporting period, the market recalibrated the worth of the call protection.

What was the Fund’s duration strategy during the reporting period?

The Fund maintains an intermediate duration. At the end of the reporting period, the Fund had a duration of approximately 4.5 years, about one year shorter than the duration of the Barclays U.S. Aggregate Bond Index. To keep the Fund nearly fully invested while maintaining a short duration posture, we executed the duration tilt with a short position in U.S. Treasury futures.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

We promoted credit risk as the principal driver of performance during the reporting period. We expected corporate bonds (both investment-grade and high-yield) and commercial mortgage-backed securities to have returns superior to those of government-related debt for three reasons. First, we believed that the prospects of the credit-related sectors were aligned with the decision of the Federal Reserve’s monetary policymaking committee to maintain the federal funds target rate in a range close to zero. Second, we felt that low interest rates would be likely to spark healthy demand for higher-yielding products. Third, improving profitability led us to expect that corporations were doing more with less: less leverage, less short-term debt and smaller funding gaps. In our opinion, these improving credit fundamentals supported a narrowing of spreads alongside a favorable balance of supply and demand for corporate bonds. In addition, we believed that the strong performance of the stock market would also buoy the returns of corporate bonds across the credit-quality spectrum.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

During the reporting period, an overweight position relative to the Barclays U.S. Aggregate Bond Index in moderate-quality corporate bonds was a strong contributor to performance. The bonds that made up this position benefited from their respective yields and from spread tightening in relation to comparable-duration U.S. Treasury securities.

In the corporate bond sector, the better-performing industries were insurance and basic materials. Insurance companies, such as Genworth Financial and Liberty Mutual, benefited from expense management, reserve releases, stabilizing margins, and improved investment income from rising interest rates. In the basic materials sector, Cliffs Natural Resources cut capital expenditures to rationalize capacity with a possible slowdown in larger developing economies like China. Reductions in capital expenditures also strengthened the company’s balance sheet. European corporate bonds, including issues of Telefonica and Eni, generated solid results, a reversal of their subdued performance in 2012. Tendering and merger & acquisition activity prompted strong performance for issuers such as Allegheny Energy and Plains Exploration.

On the downside in the corporate bond sector, several Fund holdings (such as Oneok and PPL Energy Supply) experienced price volatility because of event risk from spinoffs or outright asset sales. In the pipeline sector, an absence of growth opportunities could fuel acquisitions. This raised the possibility that higher debt levels could affect bond ratings for some companies, such as Kinder Morgan. The Fund’s holdings among homebuilders underperformed, largely as a result of rising mortgage rates.

Since the Barclays U.S. Aggregate Bond Index does not contain high-yield securities, our exposure to high-yield corporate bonds—which outperformed the Index—enhanced relative returns during the reporting period. Because the Fund tends to be somewhat defensive, however, our high-yield holdings tended to underperform high-yield bonds in general and may have underperformed high-yield components in peer funds.

The Fund’s underweight position in residential mortgages relative to the Barclays U.S. Aggregate Bond Index was beneficial, as these securities generally lagged the Index. In addition, investors were worried about two emerging themes: the possibility of faster prepayment rates as new government policies lowered refinancing barriers and the tapering of the Federal Reserve’s agency mortgage purchase program. While the Fund’s underweight position was beneficial, we emphasized mortgage pass-throughs whose loans were less likely to refinance. These types of pass-throughs underperformed generic mortgage collateral as rising mortgage rates made call protection less valuable.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, we reallocated 2% of the Fund’s assets from securitized product to investment-grade corporate bonds. Other adjustments generally fell into three categories: corporate-bond swaps to execute relative-value ideas, purchases

10	MainStay Intermediate Term Bond Fund

of agency mortgage-backed securities to recycle mortgage principal payments, and mortgage dollar rolls.9 We also expanded our U.S. Treasury futures position to reposition the Fund’s duration one year shorter than the duration of the Barclays U.S. Aggregate Bond Index.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2013, the Fund held overweight positions relative to the Barclays U.S. Aggregate Bond Index in high-yield corporate bonds, investment-grade corporate bonds and commercial mortgage-backed securities. On the same date, the Fund held underweight positions relative to the Index in U.S. Treasury securities, agency debentures, agency mortgage-backed securities and asset-backed securities. The Fund benefited by emphasizing credit-sensitive and commercial sectors and deemphasizing lower-yielding sectors, such as U.S. Treasury securities, agency debentures and cash.

9.	A mortgage dollar roll is a transaction in which a Fund sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. A Fund is required to segregate liquid assets having a value not less than the repurchase price. Mortgage dollar roll transactions involve certain risks, including the risk that the mortgage-backed security returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	11

Portfolio of Investments October 31, 2013

	Principal Amount	Value

Long-Term Bonds 97.1%† Asset-Backed Security 0.1%
Utilities 0.1%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	$675,000	$782,771

Total Asset-Backed Security (Cost $674,807)		782,771

Corporate Bonds 60.6%
Advertising 0.2%
Lamar Media Corp.
7.875%, due 4/15/18	170,000	181,050
9.75%, due 4/1/14	1,175,000	1,216,125

		1,397,175

Aerospace & Defense 0.1%
Alliant Techsystems, Inc. 6.875%, due 9/15/20	589,000	628,758

Agriculture 1.4%
Altria Group, Inc. 9.25%, due 8/6/19	470,000	627,318
Bunge, Ltd. Finance Corp. 4.10%, due 3/15/16	2,200,000	2,321,851
Cargill, Inc.
4.307%, due 5/14/21 (a)	3,000,000	3,205,335
6.00%, due 11/27/17 (a)	1,050,000	1,214,316
7.35%, due 3/6/19 (a)	540,000	666,369
Lorillard Tobacco Co. 8.125%, due 6/23/19	720,000	888,417
Philip Morris International, Inc. 4.375%, due 11/15/41	3,175,000	2,974,619

		11,898,225

Auto Manufacturers 0.7%
Ford Motor Co.
7.45%, due 7/16/31	2,095,000	2,614,472
9.215%, due 9/15/21	2,355,000	3,093,528

		5,708,000

Auto Parts & Equipment 0.3%
Continental Rubber of America Corp. 4.50%, due 9/15/19 (a)	600,000	629,220
Schaeffler Finance B.V.
7.75%, due 2/15/17 (a)	885,000	1,004,475
8.50%, due 2/15/19 (a)	625,000	703,125

		2,336,820

	Principal Amount	Value

Banks 7.8%
♦AgriBank FCB 9.125%, due 7/15/19	$5,795,000	$7,561,629
Ally Financial, Inc.
4.625%, due 6/26/15	527,000	550,088
5.50%, due 2/15/17	722,000	779,760
6.25%, due 12/1/17	53,000	58,698
7.50%, due 9/15/20	295,000	345,150
Banco Santander Mexico S.A. 4.125%, due 11/9/22 (a)	5,920,000	5,661,000
Bank of America Corp.
3.30%, due 1/11/23	680,000	652,635
5.70%, due 1/24/22	415,000	476,401
5.75%, due 8/15/16	1,400,000	1,549,288
BBVA Bancomer S.A. 6.75%, due 9/30/22 (a)	3,750,000	4,068,750
CIT Group, Inc. 6.625%, due 4/1/18 (a)	5,585,000	6,331,994
♦Citigroup, Inc.
5.875%, due 1/30/42	2,020,000	2,320,586
6.125%, due 8/25/36	4,579,000	4,821,431
8.50%, due 5/22/19	466,500	603,595
Discover Bank
7.00%, due 4/15/20	3,550,000	4,190,885
8.70%, due 11/18/19	474,000	604,953
Fifth Third Bancorp 5.45%, due 1/15/17	1,477,000	1,634,801
Goldman Sachs Group, Inc. (The)
3.625%, due 1/22/23	2,850,000	2,780,360
5.95%, due 1/18/18	1,000,000	1,147,938
JPMorgan Chase & Co.
5.15%, due 10/1/15	1,000,000	1,073,846
7.90%, due 12/31/49 (b)	3,750,000	4,134,375
Mellon Capital III 6.369%, due 9/5/66 (b)	£2,500,000	3,996,473
Morgan Stanley
3.75%, due 2/25/23	$2,830,000	2,794,121
4.875%, due 11/1/22	3,820,000	3,932,533
5.625%, due 9/23/19	285,000	325,213
6.00%, due 4/28/15	300,000	321,403
Regions Bank
6.45%, due 6/26/37	1,985,000	2,094,175
7.50%, due 5/15/18	1,985,000	2,361,634

		67,173,715

Beverages 0.9%
Anheuser-Busch InBev Worldwide, Inc. 7.75%, due 1/15/19	2,000,000	2,532,842
Constellation Brands, Inc.
7.25%, due 9/1/16	1,723,000	1,966,374
8.375%, due 12/15/14	1,061,000	1,141,901

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of October 31, 2013, excluding short-term investment. May be subject to change daily.

12	MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Beverages (continued)
Embotelladora Andina S.A. 5.00%, due 10/1/23 (a)	$2,450,000	$2,518,656

		8,159,773

Building Materials 0.1%
Texas Industries, Inc. 9.25%, due 8/15/20	400,000	442,000
USG Corp. 6.30%, due 11/15/16	630,000	674,100

		1,116,100

Chemicals 0.7%
CF Industries, Inc. 3.45%, due 6/1/23	4,130,000	3,937,001
Dow Chemical Co. (The) 8.55%, due 5/15/19	1,015,000	1,313,706
Rockwood Specialties Group, Inc. 4.625%, due 10/15/20	585,000	601,088

		5,851,795

Coal 0.2%
CONSOL Energy, Inc.
6.375%, due 3/1/21	515,000	539,462
8.00%, due 4/1/17	805,000	853,300
Peabody Energy Corp. 7.375%, due 11/1/16	441,000	496,125

		1,888,887

Commercial Services 1.6%
Hertz Corp. (The)
6.75%, due 4/15/19	2,895,000	3,122,981
7.375%, due 1/15/21	1,655,000	1,837,050
Iron Mountain, Inc. 5.75%, due 8/15/24	4,975,000	4,751,125
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares) 9.75%, due 8/1/49 (c)(d)(e)(i)	15,000	221
United Rentals North America, Inc. 7.625%, due 4/15/22	3,750,000	4,200,000

		13,911,377

Computers 0.9%
Hewlett-Packard Co. 2.65%, due 6/1/16	3,435,000	3,525,845
NCR Corp. 5.00%, due 7/15/22	4,150,000	4,087,750
SunGard Data Systems, Inc. 4.875%, due 1/15/14	10,000	10,050

		7,623,645

Diversified Financial Services 0.8%
Alterra Finance LLC 6.25%, due 9/30/20	2,900,000	3,293,376

	Principal Amount	Value

Diversified Financial Services (continued)
General Electric Capital Corp. 5.40%, due 2/15/17	$2,985,000	$3,368,104

		6,661,480

Electric 3.0%
Abu Dhabi National Energy Co. 6.25%, due 9/16/19 (a)	185,000	212,288
AES Corp. (The) 7.75%, due 10/15/15	349,000	388,262
Duquesne Light Holdings, Inc. 5.90%, due 12/1/21 (a)	3,000,000	3,380,277
GenOn REMA LLC Series C 9.681%, due 7/2/26	1,000	1,040
IPALCO Enterprises, Inc.
5.00%, due 5/1/18	1,000,000	1,045,000
7.25%, due 4/1/16 (a)	4,225,000	4,647,500
N.V. Energy, Inc. 6.25%, due 11/15/20	5,000,000	5,818,470
PPL Energy Supply LLC 4.60%, due 12/15/21	5,665,000	5,573,182
PPL WEM Holdings PLC 3.90%, due 5/1/16 (a)	950,000	995,590
Public Service Co. of New Mexico 7.95%, due 5/15/18	604,000	727,677
Puget Energy, Inc. 6.50%, due 12/15/20	3,155,000	3,598,615

		26,387,901

Engineering & Construction 0.4%
MasTec, Inc. 4.875%, due 3/15/23	3,605,000	3,438,269

Finance—Auto Loans 0.6%
Ford Motor Credit Co. LLC
8.125%, due 1/15/20	2,580,000	3,271,523
12.00%, due 5/15/15	1,000,000	1,163,553
General Motors Financial Co., Inc. 3.25%, due 5/15/18 (a)	670,000	667,487

		5,102,563

Finance—Consumer Loans 0.5%
SLM Corp. 6.00%, due 1/25/17	3,935,000	4,279,312

Finance—Credit Card 0.8%
Capital One Bank USA NA 3.375%, due 2/15/23	6,046,000	5,762,805
Discover Financial Services 3.85%, due 11/21/22	1,526,000	1,480,167

		7,242,972

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Finance—Investment Banker/Broker 0.5%
Bear Stearns Cos. LLC (The) 7.25%, due 2/1/18	$275,000	$331,631
Jefferies Group LLC
5.125%, due 1/20/23	1,190,000	1,206,363
6.45%, due 6/8/27	1,960,000	2,043,633
8.50%, due 7/15/19	800,000	973,176

		4,554,803

Finance—Leasing Companies 0.2%
International Lease Finance Corp. 5.75%, due 5/15/16	2,070,000	2,212,312

Finance—Mortgage Loan/Banker 1.1%
♦Countrywide Financial Corp. 6.25%, due 5/15/16	8,615,000	9,543,189

Finance—Other Services 0.4%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 8.00%, due 1/15/18	2,990,000	3,135,762

Food 2.6%
ARAMARK Corp. 5.75%, due 3/15/20 (a)	4,215,000	4,415,213
Flowers Foods, Inc. 4.375%, due 4/1/22	5,335,000	5,328,006
Kerry Group Financial Services 3.20%, due 4/9/23 (a)	6,175,000	5,770,025
♦Mondelez International, Inc.
6.125%, due 2/1/18	5,020,000	5,828,335
7.00%, due 8/11/37	1,260,000	1,560,030

		22,901,609

Forest Products & Paper 0.0%‡
Georgia-Pacific LLC 8.875%, due 5/15/31	50,000	70,485

Health Care—Services 2.4%
CHS / Community Health Systems, Inc. 7.125%, due 7/15/20	3,750,000	3,946,875
CIGNA Corp. 4.375%, due 12/15/20	875,000	931,688
DaVita HealthCare Partners, Inc. 5.75%, due 8/15/22	3,950,000	4,053,687
Fresenius Medical Care U.S. Finance II, Inc. 5.625%, due 7/31/19 (a)	2,690,000	2,878,300
Fresenius Medical Care U.S. Finance, Inc.
5.75%, due 2/15/21 (a)	825,000	872,437
6.50%, due 9/15/18 (a)	65,000	72,962
6.875%, due 7/15/17	1,250,000	1,412,500

	Principal Amount	Value

Health Care—Services (continued)
HCA, Inc.
7.25%, due 9/15/20	$83,000	$90,989
7.875%, due 2/15/20	19,000	20,615
8.00%, due 10/1/18	75,000	88,125
8.50%, due 4/15/19	888,000	953,490
9.00%, due 12/15/14	220,000	237,600
Health Care Service Corp. 4.70%, due 1/15/21 (a)	1,500,000	1,594,566
Roche Holdings, Inc. 6.00%, due 3/1/19 (a)	1,617,000	1,931,950
WellPoint, Inc. 5.25%, due 1/15/16	1,895,000	2,066,479

		21,152,263

Home Builders 1.8%
♦KB Home 7.25%, due 6/15/18	8,250,000	8,992,500
NVR, Inc. 3.95%, due 9/15/22	6,420,000	6,258,704

		15,251,204

Household Products & Wares 0.6%
Tupperware Brands Corp. 4.75%, due 6/1/21	4,785,000	4,936,306

Insurance 4.5%
American International Group, Inc.
4.875%, due 9/15/16	1,000,000	1,099,590
5.75%, due 3/15/67 (b)	£2,750,000	4,307,933
Genworth Financial, Inc. 8.625%, due 12/15/16	$4,300,000	5,146,868
Hartford Financial Services Group, Inc.
6.00%, due 1/15/19	600,000	700,373
6.10%, due 10/1/41	4,495,000	5,344,231
ING U.S., Inc. 2.90%, due 2/15/18	4,100,000	4,184,300
Liberty Mutual Group, Inc.
4.25%, due 6/15/23	1,310,000	1,310,080
6.50%, due 5/1/42 (a)	3,675,000	4,105,647
Markel Corp. 3.625%, due 3/30/23	1,640,000	1,584,242
Protective Life Corp. 8.45%, due 10/15/39	2,040,000	2,639,111
Prudential Financial, Inc. 7.375%, due 6/15/19	1,465,000	1,822,702
St. Paul Travelers Cos., Inc. (The) 6.25%, due 6/20/16	1,200,000	1,361,924
Unum Group 7.125%, due 9/30/16	750,000	857,484
XL Group PLC 6.50%, due 12/29/49 (b)	4,475,000	4,389,975

		38,854,460

14	MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Iron & Steel 1.6%
Cliffs Natural Resources, Inc. 4.875%, due 4/1/21	$6,430,000	$6,324,561
United States Steel Corp. 7.50%, due 3/15/22	3,600,000	3,771,000
Vale S.A. 5.625%, due 9/11/42	3,970,000	3,583,191

		13,678,752

Lodging 1.4%
Caesars Entertainment Operating Co., Inc. 9.00%, due 2/15/20	7,455,000	6,989,062
Starwood Hotels & Resorts Worldwide, Inc.
6.75%, due 5/15/18	856,000	1,013,196
7.375%, due 11/15/15	332,000	371,257
Wyndham Worldwide Corp.
2.50%, due 3/1/18	1,735,000	1,735,609
4.25%, due 3/1/22	2,370,000	2,362,760

		12,471,884

Media 2.2%
Clear Channel Worldwide Holdings, Inc. Series B 7.625%, due 3/15/20	3,950,000	4,216,625
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 3.50%, due 3/1/16	5,000,000	5,237,120
DISH DBS Corp.
4.625%, due 7/15/17	600,000	624,000
7.125%, due 2/1/16	955,000	1,055,275
NBC Universal Media LLC 5.15%, due 4/30/20	2,900,000	3,315,819
Nielsen Finance LLC / Nielsen Finance Co.
4.50%, due 10/1/20	900,000	882,000
7.75%, due 10/15/18	655,000	713,950
Time Warner, Inc. 7.70%, due 5/1/32	1,980,000	2,531,264
Videotron, Ltd.
6.375%, due 12/15/15	542,000	544,710
9.125%, due 4/15/18	127,000	133,509

		19,254,272

Mining 1.4%
Anglo American Capital PLC 9.375%, due 4/8/19 (a)	4,880,000	6,166,353
New Gold, Inc. 7.00%, due 4/15/20 (a)	1,375,000	1,423,125
Rio Tinto Finance USA, Ltd. 3.75%, due 9/20/21	845,000	852,829
Vedanta Resources PLC 7.125%, due 5/31/23 (a)	4,270,000	4,077,850

		12,520,157

	Principal Amount	Value

Miscellaneous—Manufacturing 0.6%
Siemens Financieringsmaatschappij N.V. 6.125%, due 8/17/26 (a)	$265,000	$316,558
SPX Corp. 7.625%, due 12/15/14	1,100,000	1,177,000
Tyco Electronics Group S.A. 6.55%, due 10/1/17	2,945,000	3,410,961

		4,904,519

Oil & Gas 6.0%
Chesapeake Energy Corp.
6.50%, due 8/15/17	192,000	215,040
6.625%, due 8/15/20	3,325,000	3,748,937
9.50%, due 2/15/15	1,060,000	1,164,675
CNOOC Finance 2011, Ltd. 4.25%, due 1/26/21 (a)	5,490,000	5,646,888
Concho Resources, Inc.
5.50%, due 4/1/23	4,150,000	4,305,625
7.00%, due 1/15/21	345,000	384,675
ENI S.p.A. 4.15%, due 10/1/20 (a)	2,900,000	2,993,090
Gazprom OAO Via Gaz Capital S.A. 4.95%, due 7/19/22 (a)	3,800,000	3,766,750
Marathon Petroleum Corp. 6.50%, due 3/1/41	3,480,000	3,945,429
PetroHawk Energy Corp.
6.25%, due 6/1/19	3,400,000	3,726,471
7.25%, due 8/15/18	2,000,000	2,168,000
Plains Exploration & Production Co.
6.75%, due 2/1/22	3,565,000	3,920,252
7.625%, due 4/1/20	500,000	550,277
Rosneft Finance S.A. 7.25%, due 2/2/20 (a)	2,770,000	3,164,725
Samson Investment Co. 10.25%, due 2/15/20 (a)	3,245,000	3,504,600
SM Energy Co. 5.00%, due 1/15/24 (a)	4,000,000	3,910,000
Whiting Petroleum Corp. 5.00%, due 3/15/19	4,100,000	4,264,000
WPX Energy, Inc. 5.25%, due 1/15/17	715,000	763,263

		52,142,697

Packaging & Containers 0.0%‡
Greif, Inc. 6.75%, due 2/1/17	320,000	354,400

Pharmaceuticals 0.5%
Mylan, Inc. 7.875%, due 7/15/20 (a)	575,000	658,305
Valeant Pharmaceuticals International
6.75%, due 10/1/17 (a)	483,000	519,225
6.875%, due 12/1/18 (a)	325,000	347,344
7.00%, due 10/1/20 (a)	17,000	18,318

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Pharmaceuticals (continued)
Zoetis, Inc. 4.70%, due 2/1/43	$2,745,000	$2,592,315

		4,135,507

Pipelines 3.8%
Access Midstream Partners, L.P. / ACMP Finance Corp. 4.875%, due 5/15/23	2,900,000	2,885,500
Boardwalk Pipelines, L.P. 5.875%, due 11/15/16	2,445,000	2,728,390
Copano Energy LLC / Copano Energy Finance Corp. 7.125%, due 4/1/21	408,000	469,101
♦Energy Transfer Partners, L.P.
5.20%, due 2/1/22	5,000,000	5,380,805
6.05%, due 6/1/41	1,310,000	1,366,517
9.70%, due 3/15/19	2,000,000	2,625,134
Kinder Morgan Energy Partners, L.P. 6.375%, due 3/1/41	4,185,000	4,631,761
Kinder Morgan Finance Co. LLC 6.00%, due 1/15/18 (a)	3,720,000	4,050,727
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp. 6.75%, due 11/1/20	738,000	808,110
ONEOK, Inc.
4.25%, due 2/1/22	465,000	438,850
6.00%, due 6/15/35	1,425,000	1,321,585
Panhandle Eastern Pipe Line Co., L.P. 8.125%, due 6/1/19	600,000	737,959
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	5,137,000	5,401,052

		32,845,491

Real Estate Investment Trusts 1.4%
Alexandria Real Estate Equities, Inc. 4.60%, due 4/1/22	3,325,000	3,406,067
Health Care REIT, Inc. 5.25%, due 1/15/22	3,000,000	3,250,194
Host Hotels & Resorts, L.P.
5.25%, due 3/15/22	75,000	79,344
5.875%, due 6/15/19	35,000	37,977
Series Q 6.75%, due 6/1/16	254,000	257,630
Ventas Realty, L.P. / Ventas Capital Corp. 4.00%, due 4/30/19	4,290,000	4,547,606
Weyerhaeuser Co. 7.375%, due 10/1/19	131,000	160,522

		11,739,340

	Principal Amount	Value

Retail 1.1%
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 6.25%, due 8/20/19	$532,000	$569,240
CVS Caremark Corp. 5.789%, due 1/10/26 (a)(c)	80,114	88,011
L Brands, Inc. 8.50%, due 6/15/19	127,000	152,876
Macy’s Retail Holdings, Inc. 6.90%, due 4/1/29	1,988,000	2,270,895
Nordstrom, Inc. 7.00%, due 1/15/38	2,005,000	2,582,043
O’Reilly Automotive, Inc. 4.625%, due 9/15/21	3,955,000	4,176,045

		9,839,110

Savings & Loans 0.2%
Amsouth Bank 5.20%, due 4/1/15	1,435,000	1,506,406

Semiconductors 0.4%
Freescale Semiconductor, Inc. 5.00%, due 5/15/21 (a)	3,860,000	3,753,850

Telecommunications 3.6%
American Tower Corp. 4.50%, due 1/15/18	2,750,000	2,958,431
Cellco Partnership / Verizon Wireless Capital LLC 8.50%, due 11/15/18	1,500,000	1,930,020
Corning, Inc. 6.625%, due 5/15/19	500,000	601,826
Crown Castle International Corp.
5.25%, due 1/15/23	126,000	124,740
7.125%, due 11/1/19	243,000	262,440
Crown Castle Towers LLC 5.495%, due 1/15/37 (a)	3,578,000	3,954,044
Hughes Satellite Systems Corp. 6.50%, due 6/15/19	1,051,000	1,127,198
Inmarsat Finance PLC 7.375%, due 12/1/17 (a)	1,111,000	1,155,440
MetroPCS Wireless, Inc. 6.625%, due 11/15/20	1,000,000	1,057,500
SBA Telecommunications, Inc. 8.25%, due 8/15/19	696,000	754,290
SBA Tower Trust 2.933%, due 12/15/42 (a)	3,225,000	3,324,830
Sprint Capital Corp.
6.875%, due 11/15/28	515,000	489,250
8.75%, due 3/15/32	500,000	541,250
Sprint Communications, Inc. 9.125%, due 3/1/17	250,000	295,000

16	MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Telecommunications (continued)
Telefonica Emisiones SAU
4.57%, due 4/27/23	$5,110,000	$5,093,111
5.462%, due 2/16/21	785,000	831,718
Verizon Communications, Inc. 5.15%, due 9/15/23	4,680,000	5,077,744
Virgin Media Finance PLC 8.375%, due 10/15/19	312,000	340,470
Virgin Media Secured Finance PLC 5.25%, due 1/15/21	1,160,000	1,177,024

		31,096,326

Textiles 0.7%
Cintas Corp. No 2 2.85%, due 6/1/16	5,480,000	5,684,799

Transportation 0.1%
Florida East Coast Railway Corp. 8.125%, due 2/1/17	725,000	763,063

Trucking & Leasing 0.5%
Penske Truck Leasing Co., L.P. / PTL Finance Corp. 3.75%, due 5/11/17 (a)	4,398,000	4,616,651

Total Corporate Bonds (Cost $506,815,534)		524,726,384

Foreign Government Bond 0.3%
Sovereign 0.3%
Portugal Obrigacoes do Tesouro OT Series Reg S 4.95%, due 10/25/23	€1,800,000	2,220,987

Total Foreign Government Bond (Cost $2,074,640)		2,220,987

Mortgage-Backed Securities 5.2%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 5.2%
Banc of America Commercial Mortgage Trust Series 2007-2, Class A4 5.623%, due 4/10/49 (f)	$2,560,000	2,867,868
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.40%, due 12/25/36 (a)(b)(d)	146,286	123,643
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW16, Class A4 5.708%, due 6/11/40 (f)	2,270,000	2,563,672

	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
CD 2006-CD3 Mortgage Trust Series 2006-CD3, Class A5 5.617%, due 10/15/48	$3,390,000	$3,720,569
CFCRE Commercial Mortgage Trust Series 2011-C1, Class A2 3.759%, due 4/15/44 (a)	1,340,000	1,411,028
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.132%, due 12/10/49 (f)	1,300,000	1,487,312
Commercial Mortgage Loan Trust Series 2011-C1, Class A2 5.998%, due 12/10/49 (f)	4,926,000	5,552,548
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (a)	2,470,000	2,787,415
Greenwich Capital Commercial Funding Corp. Series 2005-GG5, Class A5 5.224%, due 4/10/37 (f)	2,960,000	3,140,344
GS Mortgage Securities Corp. II
Series 2006-GG6, Class A4 5.553%, due 4/10/38 (b)	2,919,880	3,162,540
Series 2007-GG10, Class A4 5.799%, due 8/10/45 (f)	3,095,000	3,432,488
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2007-LDPX, Class A3 5.42%, due 1/15/49	3,565,000	3,952,633
Series 2007-CB18, Class A4 5.44%, due 6/12/47	2,260,000	2,503,386
LB-UBS Commercial Mortgage Trust Series 2007-C6, Class A4 5.858%, due 7/15/40 (b)	1,680,000	1,840,314
Morgan Stanley Capital I, Inc. Series 2007-IQ15, Class A4 5.911%, due 6/11/49 (f)	2,585,000	2,911,641
Timberstar Trust Series 2006-1, Class A 5.668%, due 10/15/36 (a)	160,000	175,966
Wachovia Bank Commercial Mortgage Trust Series 2007-C33, Class A4 5.925%, due 2/15/51 (f)	3,065,000	3,400,351

		45,033,718

Residential Mortgage (Collateralized Mortgage Obligation) 0.0%‡
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.60%, due 2/25/42 (a)(b)(c)(d)	384,375	280,588

Total Mortgage-Backed Securities (Cost $39,959,660)		45,314,306

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies 30.8%
Fannie Mae (Collateralized Mortgage Obligation) 0.0%‡
Series 1991-66, Class J 8.125%, due 6/25/21	$360	$410

♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 7.9%
2.375%, due 6/1/35 (b)	160,995	171,285
3.50%, due 5/1/43	4,207,498	4,305,171
4.00%, due 8/1/31	3,386,870	3,578,371
4.00%, due 1/1/41	3,492,973	3,690,933
4.00%, due 2/1/41	6,431,863	6,774,308
4.00%, due 1/1/42	19,873,497	20,962,364
4.00%, due 6/1/42	7,007,427	7,346,902
4.50%, due 9/1/39	513,888	555,485
4.50%, due 1/1/40	3,855,602	4,148,994
4.50%, due 12/1/40	2,609,166	2,821,905
4.50%, due 5/1/41	2,633,166	2,826,333
4.50%, due 6/1/41	2,609,852	2,799,860
4.50%, due 8/1/41	5,734,467	6,146,217
5.00%, due 8/1/33	388,876	421,897
5.50%, due 1/1/21	153,807	167,120
5.50%, due 2/1/33	146,924	160,460
5.50%, due 7/1/34	398,659	434,128
5.50%, due 4/1/37	25,395	27,447
5.50%, due 5/1/37	18,043	19,501
5.50%, due 7/1/37	90,358	97,661
5.50%, due 1/1/38	111,075	120,578
6.00%, due 2/1/27	95,548	104,634
6.00%, due 3/1/36	167,220	184,031
6.50%, due 4/1/37	217,274	243,004

		68,108,589

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 16.4%
3.50%, due 2/1/41	9,896,976	10,158,219
3.50%, due 3/1/41	928,424	952,963
3.50%, due 11/1/41	3,166,102	3,253,627
3.50%, due 1/1/42	2,588,776	2,663,014
3.50%, due 3/1/42	8,686,897	8,919,479
3.50%, due 10/1/42	4,223,331	4,282,690
3.50%, due 2/1/43	4,337,389	4,457,952
3.50%, due 3/1/43	7,235,687	7,337,493
3.50%, due 5/1/43	3,803,107	3,903,972
4.00%, due 9/1/31	2,703,447	2,878,730
4.00%, due 11/1/40	1,636,970	1,734,269
4.00%, due 1/1/41	4,749,765	5,023,260
4.00%, due 2/1/41	373,420	394,992
4.00%, due 3/1/41	4,426,296	4,691,630
4.00%, due 10/1/41	5,801,955	6,147,595
4.00%, due 2/1/42	3,498,794	3,688,120
4.00%, due 3/1/42	4,058,790	4,258,181
4.00%, due 7/1/42	3,111,934	3,284,244

	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.00%, due 9/1/42	$3,364,805	$3,516,647
4.50%, due 4/1/18	60,971	64,818
4.50%, due 7/1/18	319,509	339,544
4.50%, due 11/1/18	395,927	420,625
4.50%, due 5/1/21 TBA (g)	9,770,000	10,379,099
4.50%, due 6/1/23	379,397	403,674
4.50%, due 6/1/39	6,161,214	6,653,416
4.50%, due 8/1/39	5,945,026	6,430,652
4.50%, due 9/1/39	1,110,577	1,201,426
4.50%, due 7/1/41	5,645,920	6,082,440
4.50%, due 8/1/41	3,140,807	3,383,561
5.00%, due 9/1/17	126,252	133,888
5.00%, due 9/1/20	62,121	65,915
5.00%, due 10/1/20	138,749	148,762
5.00%, due 12/1/20	265,829	285,220
5.00%, due 7/1/33	787,558	857,986
5.00%, due 10/1/33	320,817	349,450
5.00%, due 5/1/35	1,889,453	2,052,656
5.00%, due 6/1/35	3,348,625	3,637,700
5.00%, due 7/1/35	355,432	386,180
5.00%, due 1/1/36	401,824	436,400
5.00%, due 2/1/36	2,968,785	3,224,029
5.00%, due 5/1/36	1,092,712	1,186,859
5.00%, due 9/1/36	286,950	311,699
5.50%, due 2/1/17	92,758	98,391
5.50%, due 6/1/21	317,454	344,212
5.50%, due 6/1/33	1,861,924	2,045,958
5.50%, due 11/1/33	288,086	314,873
5.50%, due 12/1/33	218,986	239,256
5.50%, due 4/1/34	790,719	868,196
5.50%, due 5/1/34	1,016,616	1,116,415
5.50%, due 6/1/34	268,289	292,980
5.50%, due 3/1/35	387,524	421,684
5.50%, due 4/1/36	784,849	855,851
5.50%, due 12/1/36	216,683	236,106
5.50%, due 1/1/37	733,859	816,313
5.50%, due 4/1/37	492,996	536,907
5.50%, due 7/1/37	765,589	852,695
5.50%, due 8/1/37	262,821	286,619
5.50%, due 9/1/37	7,388	8,044
6.00%, due 8/1/17	17,365	18,291
6.00%, due 1/1/33	106,111	117,655
6.00%, due 3/1/33	126,120	137,998
6.00%, due 8/1/34	4,735	5,247
6.00%, due 9/1/35	316,725	352,172
6.00%, due 6/1/36	135,390	148,458
6.00%, due 12/1/36	205,633	227,606
6.00%, due 4/1/37	119,700	128,812
6.00%, due 9/1/37	49,621	54,229
6.00%, due 10/1/37	469,694	504,906

18	MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
6.00%, due 11/1/37	$43,792	$47,833
6.00%, due 1/1/38	4,741	5,182
6.00%, due 11/1/38	234,807	256,687
6.50%, due 6/1/31	36,939	41,396
6.50%, due 8/1/31	21,649	24,310
6.50%, due 10/1/31	18,318	21,059
6.50%, due 6/1/32	34,791	39,018
6.50%, due 6/1/36	11,998	13,246
6.50%, due 7/1/36	32,888	36,609
6.50%, due 8/1/36	3,812	4,212
6.50%, due 11/1/36	161,440	178,256
6.50%, due 2/1/37	52,843	61,671
6.50%, due 7/1/37	17,588	19,409
6.50%, due 8/1/37	59,142	65,262
6.50%, due 9/1/37	163,672	180,611
6.50%, due 3/1/38	114,180	125,997

		142,133,708

Freddie Mac (Collateralized Mortgage Obligations) 0.1%
Series 2690, Class PG 5.00%, due 4/15/32	394,148	405,377
Series 2734, Class PG 5.00%, due 7/15/32	149,151	150,222
Series 3113, Class QD 5.00%, due 6/15/34	562,109	574,557

		1,130,156

♦Government National Mortgage Association (Mortgage Pass-Through Securities) 1.7%
4.00%, due 11/20/40	826,462	883,419
6.00%, due 2/15/29	21,562	23,881
6.00%, due 4/15/29	102,594	113,663
6.00%, due 8/15/32	212,965	236,801
6.00%, due 8/1/35 TBA (g)	6,020,000	6,637,050
6.50%, due 7/15/28	24,579	28,573
6.50%, due 5/15/29	13,748	15,902
6.50%, due 9/1/32 TBA (g)	6,030,000	6,755,484

		14,694,773

♦United States Treasury Bonds 3.9%
2.875%, due 5/15/43	34,196,000	29,339,108
5.375%, due 2/15/31	2,525,000	3,245,809
6.25%, due 5/15/30	1,240,000	1,734,063

		34,318,980

United States Treasury Notes 0.7%
0.875%, due 9/15/16	1,815,000	1,832,016
1.375%, due 9/30/18	2,865,000	2,876,414
2.50%, due 8/15/23	1,130,000	1,125,762

		5,834,192

	Principal Amount	Value

United States Treasury Strip Principal 0.1%
(zero coupon), due 8/15/23	$820,000	$632,478

Total U.S. Government & Federal Agencies (Cost $266,008,055)		266,853,286

Yankee Bonds 0.1% (h)
Forest Products & Paper 0.1%
Smurfit Kappa Treasury Funding Ltd. 7.50%, due 11/20/25	528,000	580,800

Insurance 0.0%‡
Fairfax Financial Holdings, Ltd.
8.25%, due 10/1/15	438,000	489,559
8.30%, due 4/15/26	15,000	17,108

		506,667

Total Yankee Bonds (Cost $928,998)		1,087,467

Total Long-Term Bonds (Cost $816,461,694)		840,985,201

	Number of Warrants
Warrants 0.0%‡
Media 0.0%‡
ION Media Networks, Inc.
Second Lien Expires 12/18/39 (c)(d)(e)(i)	1	0	(j)
Unsecured Debt Expires 12/18/16 (c)(d)(e)(i)	1	0	(j)

Total Warrants (Cost $4)		0	(j)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Short-Term Investment 5.8%
Repurchase Agreement 5.8%
State Street Bank and Trust Co. 0.00%, dated 10/31/13 due 11/1/13 Proceeds at Maturity $49,761,579 (Collateralized by a Federal National Mortgage Association security with a rate of 2.14% and a maturity date of 11/7/22, with a Principal Amount of $53,895,000 and a Market Value of $50,760,090)	$49,761,579	$49,761,579

Total Short-Term Investment (Cost $49,761,579)		49,761,579

Total Investments (Cost $866,223,277) (m)	102.9%	890,746,780
Other Assets, Less Liabilities	(2.9)	(24,805,949)
Net Assets	100.0%	$865,940,831

	Contracts Long	Unrealized Appreciation (Depreciation) (k)
Futures Contracts (0.6%)
United States Treasury Bond Ultra Long December 2013 (l)	79	$384,928

Total Futures Contracts Long (Settlement Value $11,383,406)		384,928

	Contracts Short
United States Treasury Notes December 2013 (2 Year) (l)	(506)	(372,859)
United States Treasury Notes December 2013 (5 Year) (l)	(1,014)	(2,236,504)
United States Treasury Notes December 2013 (10 Year) (l)	(940)	(3,262,975)

Total Futures Contracts Short (Settlement Value $354,642,407)		(5,872,338)

Total Futures Contracts (Settlement Value $343,259,001)		$(5,487,410)

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown is the rate in effect as of October 31, 2013.

(c)	Fair valued security—The total market value of these securities as of October 31, 2013, is $368,820, which represents less than one-tenth of a percent of the Fund’s net assets.

(d)	Illiquid security—The total market value of these securities as of October 31, 2013 is $404,452, which represents less than one-tenth of a percent of the Fund’s net assets.

(e)	Non-income producing security.

(f)	Collateral strip rate—A bond whose interest is based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of October 31, 2013.

(g)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities as of October 31, 2013, is $23,771,633, which represents 2.7% of the Fund’s net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.

(h)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(i)	Restricted security.

(j)	Less than one dollar.

(k)	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2013.

(l)	As of October 31, 2013, cash in the amount of $2,214,078 is on deposit with the broker for futures transactions.

(m)	As of October 31, 2013, cost is $866,531,571 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$33,069,253
Gross unrealized depreciation	(8,854,044)

Net unrealized appreciation	$24,215,209

The following abbreviations are used in the above portfolio:

£—British Pound Sterling

€—Euro

As of October 31, 2013, the Fund held the following foreign currency forward contracts:

Foreign Currency Sales Contracts	Expiration Date	Counterparty	Contract Amount Sold	Contract Amount Purchased	Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	12/17/13	JPMorgan Chase Bank N.A	EUR 1,721,000	USD 2,328,420	USD (8,442)
Pound Sterling vs. U.S. Dollar	12/17/13	JPMorgan Chase Bank N.A	GBP 5,130,000	USD 8,242,870	20,087
Net unrealized appreciation (depreciation) on foreign currency forward contracts					USD 11,645

20	MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Security	$—	$782,771	$—		$782,771
Corporate Bonds (b)	—	524,638,152	88,232		524,726,384
Foreign Government Bond	—	2,220,987	—		2,220,987
Mortgage-Backed Securities (c)	—	45,033,718	280,588		45,314,306
U.S. Government & Federal Agencies	—	266,853,286	—		266,853,286
Yankee Bonds	—	1,087,467	—		1,087,467

Total Long-Term Bonds	—	840,616,381	368,820		840,985,201

Warrants (d)	—	—	0	(d)	0	(d)
Short-Term Investment
Repurchase Agreement	—	49,761,579	—		49,761,579

Total Investments in Securities	—	890,377,960	368,820		890,746,780

Other Financial Instruments
Foreign Currency Forward Contract (e)	—	20,087	—		20,087
Futures Contracts Long (e)	384,928	—	—		384,928

Total Other Financial Instruments	384,928	20,087	—		405,015

Total Investments in Securities and Other Financial Instruments	$384,928	$890,398,047	$368,820		$891,151,795

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (e)	$—	$(8,442)	$—	$(8,442)
Futures Contracts Short (e)	(5,872,338)	—	—	(5,872,338)

Total Other Financial Instruments	$(5,872,338)	$(8,442)	$—	$(5,880,780)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $221 and $88,011 are held in Commercial Services and Retail, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(c)	The Level 3 security valued at $280,588 is held in Residential Mortgage (Collateralized Mortgage Obligation) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(d)	The Level 3 security valued less than one dollar is held in Media within the Warrants section of the Portfolio of Investments.

(e)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2013, the Fund did not have an transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Portfolio of Investments October 31, 2013 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2012		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2013		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2013 (a)
Long-Term Bonds
Corporate Bonds
Commercial Services	$240		$—	$—	$(20)	$—	$—	$—	$—	$221		$(20)
Oil & Gas	2,112,340		(4,229)	98,301	(71,412)	—	(2,135,000)	—	—	—		—
Retail	94,731		(105)	(106)	(1,960)	—	(4,549)	—	—	88,011		(1,524)
Mortgage- Backed Securities
Residential Mortgage (Collateralized Mortgage Obligation)	327,863		—	—	(22,695)	—	(24,580)	—	—	280,588		(27,569)
Warrants
Media	0	(b)	—	—	—	—	—	—	—	0	(b)	—

Total	$2,535,174		$(4,334)	$98,195	$(96,087)	$—	$(2,164,129)	$—	$—	$368,820		$(29,113)

(a)	Included in “change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Less than one dollar.

22	MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2013

Assets
Investment in securities, at value (identified cost $866,223,277)	$890,746,780
Cash collateral on deposit at broker	2,214,078
Cash	145,147
Cash denominated in foreign currencies (identified cost $143,514)	141,878
Receivables:
Investment securities sold	8,287,890
Interest	8,257,962
Fund shares sold	347,777
Variation margin on futures contracts	130,547
Other assets	24,059
Unrealized appreciation on foreign currency forward contracts	20,087

Total assets	910,316,205

Liabilities
Payables:
Investment securities purchased	34,671,955
Fund shares redeemed	9,033,232
Manager (See Note 3)	342,464
Transfer agent (See Note 3)	150,425
NYLIFE Distributors (See Note 3)	45,731
Shareholder communication	33,570
Professional fees	18,925
Custodian	5,753
Trustees	2,028
Accrued expenses	7,321
Dividend payable	55,528
Unrealized depreciation on foreign currency forward contracts	8,442

Total liabilities	44,375,374

Net assets	$865,940,831

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$80,805
Additional paid-in capital	841,079,796

841,160,601
Undistributed net investment income	23,890
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	5,710,458
Net unrealized appreciation (depreciation) on investments and futures contracts	19,036,093
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	9,789

Net assets	$865,940,831

Investor Class
Net assets applicable to outstanding shares	$8,352,317

Shares of beneficial interest outstanding	775,862

Net asset value per share outstanding	$10.77
Maximum sales charge (4.50% of offering price)	0.51

Maximum offering price per share outstanding	$11.28

Class A
Net assets applicable to outstanding shares	$58,424,780

Shares of beneficial interest outstanding	5,455,252

Net asset value per share outstanding	$10.71
Maximum sales charge (4.50% of offering price)	0.50

Maximum offering price per share outstanding	$11.21

Class B
Net assets applicable to outstanding shares	$7,896,070

Shares of beneficial interest outstanding	736,416

Net asset value and offering price per share outstanding	$10.72

Class C
Net assets applicable to outstanding shares	$28,682,905

Shares of beneficial interest outstanding	2,672,165

Net asset value and offering price per share outstanding	$10.73

Class I
Net assets applicable to outstanding shares	$762,533,147

Shares of beneficial interest outstanding	71,160,736

Net asset value and offering price per share outstanding	$10.72

Class R1
Net assets applicable to outstanding shares	$25,849

Shares of beneficial interest outstanding	2,412

Net asset value and offering price per share outstanding	$10.72

Class R2
Net assets applicable to outstanding shares	$25,763

Shares of beneficial interest outstanding	2,406

Net asset value and offering price per share outstanding	$10.71

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Statement of Operations for the year ended October 31, 2013

Investment Income (Loss)
Income
Interest	$35,073,598

Expenses
Manager (See Note 3)	5,157,873
Transfer agent (See Note 3)	902,476
Distribution/Service—Investor Class (See Note 3)	22,578
Distribution/Service—Class A (See Note 3)	171,191
Distribution/Service—Class B (See Note 3)	97,836
Distribution/Service—Class C (See Note 3)	367,146
Distribution/Service—Class R2 (See Note 3)	65
Registration	108,527
Professional fees	77,232
Shareholder communication	73,311
Custodian	38,565
Trustees	18,160
Shareholder service (See Note 3)	52
Miscellaneous	32,073

Total expenses before waiver/reimbursement	7,067,085
Expense waiver/reimbursement from Manager (See Note 3)	(1,048,460)

Net expenses	6,018,625

Net investment income (loss)	29,054,973

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	1,729,498
Futures transactions	5,584,755
Foreign currency transactions	(20,020)

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	7,294,233

Net change in unrealized appreciation (depreciation) on:
Investments	(34,475,095)
Futures contracts	(5,282,039)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	9,789

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(39,747,345)

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	(32,453,112)

Net increase (decrease) in net assets resulting from operations	$(3,398,139)

24	MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2013 and October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$29,054,973	$26,612,401
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	7,294,233	3,251,113
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(39,747,345)	33,869,888

Net increase (decrease) in net assets resulting from operations	(3,398,139)	63,733,402

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(272,652)	(228,542)
Class A	(2,145,107)	(1,953,483)
Class B	(221,179)	(218,923)
Class C	(826,138)	(805,251)
Class I	(25,962,132)	(23,880,504)
Class R1	(864)	(279)
Class R2	(798)	(258)

	(29,428,870)	(27,087,240)

From net realized gain on investments:
Investor Class	(27,493)	(119,735)
Class A	(212,558)	(939,806)
Class B	(32,496)	(158,297)
Class C	(123,917)	(528,535)
Class I	(2,259,296)	(10,338,807)
Class R1	(80)	—
Class R2	(80)	—

	(2,655,920)	(12,085,180)

Total dividends and distributions to shareholders	(32,084,790)	(39,172,420)

Capital share transactions:
Net proceeds from sale of shares	255,685,238	383,514,258
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	31,088,284	36,272,589
Cost of shares redeemed	(266,110,418)	(185,332,897)

Increase (decrease) in net assets derived from capital share transactions	20,663,104	234,453,950

Net increase (decrease) in net assets	(14,819,825)	259,014,932

	2013	2012
Net Assets
Beginning of year	$880,760,656	$621,745,724

End of year	$865,940,831	$880,760,656

Undistributed net investment income at end of year	$23,890	$277,581

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Financial Highlights selected per share data and ratios

	Year ended October 31,
Investor Class	2013	2012	2011	2010	2009
Net asset value at beginning of year	$11.20	$10.90	$10.94	$10.37	$9.39

Net investment income (loss)	0.33	0.34	0.38	0.35	0.30
Net realized and unrealized gain (loss) on investments	(0.40)	0.51	0.09	0.61	0.96
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	—	—	(0.01)	0.01

Total from investment operations	(0.07)	0.85	0.47	0.95	1.27

Less dividends and distributions:
From net investment income	(0.33)	(0.35)	(0.43)	(0.36)	(0.29)
From net realized gain on investments	(0.03)	(0.20)	(0.08)	(0.02)	—

Total dividends and distributions	(0.36)	(0.55)	(0.51)	(0.38)	(0.29)

Net asset value at end of year	$10.77	$11.20	$10.90	$10.94	$10.37

Total investment return (a)	(0.57%)	8.14%	4.51%	9.33%	13.72%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.00%	3.16%	3.55%	3.38%	3.03%
Net expenses	1.00%	1.00%	1.03%	1.07%	1.17%
Expenses (before waiver/reimbursement)	1.09%	1.09%	1.13%	1.17%	1.25%
Portfolio turnover rate (b)	65%	65%	104%	185%	246%
Net assets at end of year (in 000’s)	$8,352	$8,670	$6,013	$4,608	$2,743

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 45%, 38%, 65%, 79% and 130% for the year ended October 31, 2013, 2012, 2011, 2010 and 2009, respectively.

	Year ended October 31,
Class A	2013	2012	2011	2010	2009
Net asset value at beginning of year	$11.14	$10.85	$10.89	$10.32	$9.35

Net investment income (loss)	0.34	0.35	0.39	0.36	0.34
Net realized and unrealized gain (loss) on investments	(0.39)	0.50	0.09	0.61	0.93
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	—	—	(0.01)	0.01

Total from investment operations	(0.05)	0.85	0.48	0.96	1.28

Less dividends and distributions:
From net investment income	(0.35)	(0.36)	(0.44)	(0.37)	(0.31)
From net realized gain on investments	(0.03)	(0.20)	(0.08)	(0.02)	—

Total dividends and distributions	(0.38)	(0.56)	(0.52)	(0.39)	(0.31)

Net asset value at end of year	$10.71	$11.14	$10.85	$10.89	$10.32

Total investment return (a)	(0.45%)	8.20%	4.63%	9.48%	13.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.11%	3.27%	3.62%	3.47%	3.20%
Net expenses	0.89%	0.89%	0.93%	0.96%	1.00%
Expenses (before waiver/reimbursement)	0.97%	0.98%	1.03%	1.06%	1.08%
Portfolio turnover rate (b)	65%	65%	104%	185%	246%
Net assets at end of year (in 000’s)	$58,425	$66,161	$47,432	$35,837	$33,134

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 45%, 38%, 65%, 79% and 130% for the year ended October 31, 2013, 2012, 2011, 2010 and 2009, respectively.

26	MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2013	2012	2011	2010	2009
Net asset value at beginning of year	$11.15	$10.86	$10.90	$10.33	$9.36

Net investment income (loss)	0.25	0.26	0.30	0.27	0.23
Net realized and unrealized gain (loss) on investments	(0.40)	0.50	0.09	0.61	0.95
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	—	—	(0.01)	0.01

Total from investment operations	(0.15)	0.76	0.39	0.87	1.19

Less dividends and distributions:
From net investment income	(0.25)	(0.27)	(0.35)	(0.28)	(0.22)
From net realized gain on investments	(0.03)	(0.20)	(0.08)	(0.02)	—

Total dividends and distributions	(0.28)	(0.47)	(0.43)	(0.30)	(0.22)

Net asset value at end of year	$10.72	$11.15	$10.86	$10.90	$10.33

Total investment return (a)	(1.33%)	7.27%	3.74%	8.55%	12.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.24%	2.41%	2.81%	2.62%	2.29%
Net expenses	1.75%	1.75%	1.78%	1.81%	1.92%
Expenses (before waiver/reimbursement)	1.84%	1.84%	1.88%	1.91%	2.00%
Portfolio turnover rate (b)	65%	65%	104%	185%	246%
Net assets at end of year (in 000’s)	$7,896	$10,129	$7,815	$7,797	$6,065

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 45%, 38%, 65%, 79% and 130% for the year ended October 31, 2013, 2012, 2011, 2010 and 2009, respectively.

	Year ended October 31,
Class C	2013	2012	2011	2010	2009
Net asset value at beginning of year	$11.17	$10.87	$10.91	$10.34	$9.37

Net investment income (loss)	0.25	0.26	0.30	0.27	0.23
Net realized and unrealized gain (loss) on investments	(0.41)	0.51	0.09	0.61	0.95
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	—	—	(0.01)	0.01

Total from investment operations	(0.16)	0.77	0.39	0.87	1.19

Less dividends and distributions:
From net investment income	(0.25)	(0.27)	(0.35)	(0.28)	(0.22)
From net realized gain on investments	(0.03)	(0.20)	(0.08)	(0.02)	—

Total dividends and distributions	(0.28)	(0.47)	(0.43)	(0.30)	(0.22)

Net asset value at end of year	$10.73	$11.17	$10.87	$10.91	$10.34

Total investment return (a)	(1.42%)	7.36%	3.74%	8.54%	12.92%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.24%	2.41%	2.80%	2.63%	2.27%
Net expenses	1.75%	1.75%	1.78%	1.81%	1.92%
Expenses (before waiver/reimbursement)	1.84%	1.84%	1.88%	1.91%	2.00%
Portfolio turnover rate (b)	65%	65%	104%	185%	246%
Net assets at end of year (in 000’s)	$28,683	$39,141	$27,052	$22,850	$16,747

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 45%, 38%, 65%, 79% and 130% for the year ended October 31, 2013, 2012, 2011, 2010 and 2009, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2013	2012	2011	2010	2009
Net asset value at beginning of year	$11.15	$10.85	$10.89	$10.32	$9.35

Net investment income (loss)	0.38	0.38	0.43	0.41	0.34
Net realized and unrealized gain (loss) on investments	(0.40)	0.51	0.09	0.60	0.96
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	—	—	(0.01)	0.01

Total from investment operations	(0.02)	0.89	0.52	1.00	1.31

Less dividends and distributions:
From net investment income	(0.38)	(0.39)	(0.48)	(0.41)	(0.34)
From net realized gain on investments	(0.03)	(0.20)	(0.08)	(0.02)	—

Total dividends and distributions	(0.41)	(0.59)	(0.56)	(0.43)	(0.34)

Net asset value at end of year	$10.72	$11.15	$10.85	$10.89	$10.32

Total investment return (a)	(0.17%)	8.61%	4.97%	9.88%	14.22%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.41%	3.55%	3.98%	3.84%	3.50%
Net expenses	0.60%	0.60%	0.60%	0.59%	0.66%
Expenses (before waiver/reimbursement)	0.72%	0.73%	0.78%	0.81%	0.83%
Portfolio turnover rate (b)	65%	65%	104%	185%	246%
Net assets at end of year (in 000’s)	$762,533	$756,608	$533,433	$486,383	$516,522

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 45%, 38%, 65%, 79% and 130% for the year ended October 31, 2013, 2012, 2011, 2010 and 2009, respectively.

	Class R1			Class R2
	Year ended October 31, 2013	June 29, 2012** through October 31, 2012		Year ended October 31, 2013	June 29, 2012** through October 31, 2012
Net asset value at beginning of period	$11.15	$10.87		$11.14	$10.86

Net investment income (loss)	0.36	0.12		0.33	0.11
Net realized and unrealized gain (loss) on investments	(0.39)	0.28		(0.39)	0.28

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	—		(0.00)‡	—
Total from investment operations	(0.03)	0.40		(0.06)	0.39

Less dividends and distributions:
From net investment income	(0.37)	(0.12)		(0.34)	(0.11)
From net realized gain on investments	(0.03)	—		(0.03)	—

Total dividends and distributions	(0.40)	(0.12)		(0.37)	(0.11)

Net asset value at end of period	$10.72	$11.15		$10.71	$11.14

Total investment return (a)	(0.27%)	3.70	%(b)	(0.52%)	3.62	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.30%	3.36	%††	3.04%	3.10	%††
Net expenses	0.70%	0.73	%††	0.95%	0.98	%††
Expenses (before reimbursement/waiver)	0.82%	0.82	%††	1.07%	1.07	%††
Portfolio turnover rate (c)	65%	65%		65%	65%
Net assets at end of period (in 000’s)	$26	$26		$26	$26

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 and Class R2 shares are not subject to sales charges.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rate not including mortgage dollar roll were 45% and 38% for the year ended October 31, 2013 and the period ended October 31, 2012, respectively.

28	MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-four funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Intermediate Term Bond Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay Intermediate Term Bond Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the Predecessor Fund.

The Fund currently offers seven classes of shares. Class I shares commenced operations on January 2, 1991. Class A, Class B, and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R1 and Class R2 shares commenced operations on June 29, 2012. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1 and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The seven classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1 and Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation measurements under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are estimated within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

mainstayinvestments.com	29

Notes to Financial Statements (continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring the fair value of investments)

The aggregate value by input level, as of October 31, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be measured using the methodologies described above are valued by methods deemed in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2013, the Fund held securities with a value of $368,820 that were fair valued.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Fund’s Manager, in consultation with the Fund’s Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Fund’s Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the

30	MainStay Intermediate Term Bond Fund

mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, at least monthly and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities.

Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying

mainstayinvestments.com	31

Notes to Financial Statements (continued)

hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(I)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may enter into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of October 31, 2013, the Fund did not hold any foreign currency forward contracts.

(J)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these invest-

ments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2013, the Fund did not hold any rights.

(K)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The dollar roll transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(L)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2013.

32	MainStay Intermediate Term Bond Fund

(M)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5)

(N)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(O)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(P)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of October 31, 2013:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk		Interest Rate Contracts Risk	Total
Warrants	Investments in securities, at value	$—	$0	(a)	$—	$0	(a)
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (b)	—	—		384,928	384,928
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	20,087	—		—	20,087

Total Fair Value		$20,087	$—		$384,928	$405,015

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (b)	$—	$—	$(5,872,338)	$(5,872,338)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(8,442)	—	—	(8,442)

Total Fair Value		$(8,442)	$—	$(5,872,338)	$(5,880,780)

(a)	Less than one dollar.

(b)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

mainstayinvestments.com	33

Notes to Financial Statements (continued)

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	5,584,755	$5,584,755

Total Realized Gain (Loss)		$—	5,584,755	$5,584,755

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$—	$(5,282,039)	$(5,282,039)
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	11,645	—	—	11,645

Total Change in Unrealized Appreciation (Depreciation)		$11,645	$—	$(5,282,039)	$(5,270,394)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants	—	2	—	2
Futures Contracts Long	—	—	54	54
Futures Contracts Short	—	—	(1,619)	(1,619)
Forward Contracts Short	$(10,489,264)	$—	$—	$(10,489,264)

(1)	Amount disclosed represents the average held during the year ended October 31, 2013.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory

Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.575% from $500 million to $1 billion; and 0.55% in excess of $1 billion.

New York Life Investments has contractually agreed to waive a portion of its management fee so that it does not exceed 0.50% up to $1 billion; and 0.475% in excess of $1 billion. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.59% for the year ended October 31, 2013.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses

34	MainStay Intermediate Term Bond Fund

for Class I shares do not exceed 0.60% of its average daily net assets. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Additionally, on July 10, 2013, New York Life Investments agreed to voluntarily waive fees and/or reimburse expenses of Class R1 and Class R2 shares of the Fund so that Total Annual Fund Operating Expenses do not exceed 0.70% and 0.95%, respectively, of its average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice.

For the year ended October 31, 2013, New York Life Investments earned fees from the Fund in the amount of $5,157,873 and waived its fees and/or reimbursed expenses in the amount of $1,048,460.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder services Plans for the Class R1 and Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1 and Class R2 shares. For its services, the Manager is entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1 and Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder Service Fees incurred by the Fund for the year ended October 31, 2013, were as follows:

Class R1	$26
Class R2	26

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $7,785 and $44,112, respectively, for the year ended October 31, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $1,283, $17,332 and $11,575, respectively, for the year ended October 31, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2013, were as follows:

Investor Class	$19,287
Class A	65,413
Class B	20,800
Class C	77,892
Class I	719,034
Class R1	25
Class R2	25

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2013, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class R1	$25,849	100%
Class R2	25,763	100%

Note 4–Federal Income Tax

As of October 31, 2013, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$79,418	$542,987	$(55,528)	$24,213,353	$24,780,230

mainstayinvestments.com	35

Notes to Financial Statements (continued)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, mark to market of foreign forward contracts, mark to market of futures contracts, and straddle loss deferrals.

The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2013 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$120,206	$(120,206)	$—

The reclassifications for the Fund are primarily due to foreign currency gain (loss), distribution re-designations, consent fees and mortgage dollar roll income.

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 shown in the Statements of Changes in Net Assets was as follows:

	2013	2012
Distributions paid from:
Ordinary Income	$32,084,790	$35,201,050
Long-Term Capital Gain	—	3,971,370
Total	$32,084,790	$39,172,420

Note 5–Restricted Securities

As of October 31, 2013, the Fund held the following restricted securities:

Security	Date(s) of Acquisition	Number of Warrants/Shares	Cost	10/31/2013 Value		Percent of Net Assets
ION Media Networks, Inc.
Warrant, Second Lien, Expires 12/18/39	12/20/10	1	$—	$0	(a)	0.0	%‡
Warrant, Unsecured Debt, Expires 12/18/16	3/12/10	1	4	0	(a)	0.0	‡
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares)
Corporate Bond 9.75%	9/3/09	15,000	—	221		0.0	‡
Total			$4	$221		0.0	%‡

‡	Less than one-tenth of a percent.

(a)	Less than one dollar.

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon and State Street, who serve as the agents to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 28, 2013, the aggregate commitment amount was $200,000,000 with an optional maximum amount of $250,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2013.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2013, purchases and sales of U.S. government securities were $370,873 and $413,585, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $192,606 and $140,834, respectively.

36	MainStay Intermediate Term Bond Fund

Note 9–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2013:
Shares sold	230,455	$2,546,670
Shares issued to shareholders in reinvestment of dividends and distributions	27,053	296,056
Shares redeemed	(304,057)	(3,305,549)

Net increase (decrease) in shares outstanding before conversion	(46,549)	(462,823)
Shares converted into Investor Class (See Note 1)	105,610	1,149,672
Shares converted from Investor Class (See Note 1)	(57,429)	(631,566)

Net increase (decrease)	1,632	$55,283

Year ended October 31, 2012:
Shares sold	378,236	$4,141,590
Shares issued to shareholders in reinvestment of dividends and distributions	31,742	343,772
Shares redeemed	(157,174)	(1,712,211)

Net increase (decrease) in shares outstanding before conversion	252,804	2,773,151
Shares converted into Investor Class (See Note 1)	76,360	832,262
Shares converted from Investor Class (See Note 1)	(106,575)	(1,159,817)

Net increase (decrease)	222,589	$2,445,596

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	1,971,574	$21,656,850
Shares issued to shareholders in reinvestment of dividends and distributions	190,861	2,076,490
Shares redeemed	(2,676,150)	(28,909,621)

Net increase (decrease) in shares outstanding before conversion	(513,715)	(5,176,281)
Shares converted into Class A (See Note 1)	90,324	988,654
Shares converted from Class A (See Note 1)	(58,673)	(636,373)

Net increase (decrease)	(482,064)	$(4,824,000)

Year ended October 31, 2012:
Shares sold	5,063,749	$55,276,791
Shares issued to shareholders in reinvestment of dividends and distributions	222,732	2,400,189
Shares redeemed	(3,857,183)	(42,277,029)

Net increase (decrease) in shares outstanding before conversion	1,429,298	15,399,951
Shares converted into Class A (See Note 1)	156,611	1,692,432
Shares converted from Class A (See Note 1)	(21,155)	(230,400)

Net increase (decrease)	1,564,754	$16,861,983

Class B	Shares	Amount
Year ended October 31, 2013:
Shares sold	238,071	$2,627,929
Shares issued to shareholders in reinvestment of dividends and distributions	20,670	225,675
Shares redeemed	(350,412)	(3,793,940)

Net increase (decrease) in shares outstanding before conversion	(91,671)	(940,336)
Shares converted from Class B (See Note 1)	(80,012)	(870,387)

Net increase (decrease)	(171,683)	$(1,810,723)

Year ended October 31, 2012:
Shares sold	457,424	$4,975,828
Shares issued to shareholders in reinvestment of dividends and distributions	30,582	329,136
Shares redeemed	(194,606)	(2,112,100)

Net increase (decrease) in shares outstanding before conversion	293,400	3,192,864
Shares converted from Class B (See Note 1)	(105,030)	(1,134,477)

Net increase (decrease)	188,370	$2,058,387

Class C	Shares	Amount
Year ended October 31, 2013:
Shares sold	731,154	$8,068,679
Shares issued to shareholders in reinvestment of dividends and distributions	68,814	752,343
Shares redeemed	(1,633,011)	(17,715,748)

Net increase (decrease)	(833,043)	$(8,894,726)

Year ended October 31, 2012:
Shares sold	1,603,552	$17,474,383
Shares issued to shareholders in reinvestments of dividends and distributions	83,560	901,826
Shares redeemed	(670,301)	(7,303,552)

Net increase (decrease)	1,016,811	$11,072,657

Class I	Shares	Amount
Year ended October 31, 2013:
Shares sold	20,278,763	$220,785,110
Shares issued to shareholders in reinvestment of dividends and distributions	2,549,885	27,735,896
Shares redeemed	(19,527,851)	(212,385,560)

Net increase (decrease)	3,300,797	$36,135,446

Year ended October 31, 2012:
Shares sold	27,853,453	$301,595,666
Shares issued to shareholders in reinvestment of dividends and distributions	2,991,595	32,297,129
Shares redeemed	(12,128,789)	(131,928,005)

Net increase (decrease)	18,716,259	$201,964,790

Class R1	Shares	Amount
Year ended October 31, 2013:
Shares issued to shareholders in reinvestment of dividends and distributions	87	$945

Net increase (decrease)	87	$945

Period ended October 31, 2012 (a):
Shares sold	2,300	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	25	279

Net increase (decrease)	2,325	$25,279

mainstayinvestments.com	37

Notes to Financial Statements (continued)

Class R2	Shares	Amount
Year ended October 31, 2013:
Shares issued to shareholders in reinvestment of dividends and distributions	81	$879

Net increase (decrease)	81	$879

Period ended October 31, 2012 (a):
Shares sold	2,301	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	24	258

Net increase (decrease)	2,325	$25,258

(a)	Class R1 shares and Class R2 shares were first offered on June 29, 2012.
Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2013, events and transactions subsequent to October 31, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:

At a meeting of the Board of the MainStay Funds Trust on December 11, 2013, the Board approved changes to the Fund’s name and principal investment strategies. Please see the supplement dated December 13, 2013 for specific details.

38	MainStay Intermediate Term Bond Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Intermediate Term Bond Fund (“the Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Intermediate Term Bond Fund of MainStay Funds Trust as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 20, 2013

mainstayinvestments.com	39

Federal Income Tax Information (Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

In February 2014, shareholders will receive an IRS Form 1099-DIV or substitute From 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2013. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ form the amounts which we must report for the Fund’s fiscal year ended October 31, 2013.

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

40	MainStay Intermediate Term Bond Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008***.	Chief Investment Officer, New York Life Insurance Company (since 2011); President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC (since 2008); Member of the Board, MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, and Cornerstone Capital Management Holdings LLC (fka Madison Square Investors LLC) (since 2008); Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012); Member of the Board of Private Advisors, L.L.C.(since 2010); Member of the Board of MCF Capital Management LLC (since 2012); and President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	79

MainStay VP Funds Trust:
Trustee since 2008
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com	41

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990***.	President; Strategic Management Advisors LLC (since 1990)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (50 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011; Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios); State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002***.	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	79

MainStay VP Funds Trust:
Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Managing Director, ICC Capital Management; President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	79

MainStay VP Funds Trust: Trustee
since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

42	MainStay Intermediate Term Bond Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009.	Visiting Professor, University of California—San Diego (since 2012); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School Business, University of Chicago (since 2008)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	79

MainStay VP Funds Trust:
Trustee since 1997
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (25 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

mainstayinvestments.com	43

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.*

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance, New York Life Investment Management LLC (since 2009); Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2009)**; Assistant Secretary, MainStay Funds (2006 to 2008) and MainStay VP Series Fund, Inc. (2005 to 2008)**
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (2006 to 2012); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

44	MainStay Intermediate Term Bond Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-31969 MS322-13	MSIT11-12/13 NL0B4

MainStay Short Term Bond Fund

Message from the President and Annual Report

October 31, 2013

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Message from the President

With a few notable exceptions, major stock markets around the world tended to advance strongly during the 12 months ended October 31, 2013. According to Russell data, many U.S. stock indexes rose more than 25%, and some exceeded 30%. In the United States, growth stocks tended to outperform value stocks, but the differences were slight among large-capitalization issues.

European stocks were generally strong, with some regional variations. The market seemed convinced that the European Union would remain intact and that economic recovery would be possible, even in troubled peripheral nations. Japanese stocks advanced as the yen weakened and monetary and fiscal stimulus plans went into effect. Slowing growth prospects for China, however, led to weaker stock-market performance for that nation and its major suppliers, including Peru, Chile and Indonesia.

In the United States, stocks were buoyed by steady progress in corporate earnings and general improvements in profits. Stock prices occasionally faltered as politicians debated the so-called fiscal cliff, imposed a government shutdown and wrangled over debt limits. But stocks quickly recovered when agreements were reached and the government shutdown ended.

The Federal Reserve maintained the federal funds target rate in a range near zero, which drew money into stocks. When the Federal Reserve suggested that it might begin to gradually taper its security purchases, however, U.S. Treasury yields rose sharply. Stocks that tend to serve as a proxy for yield, including real estate investment trusts (REITs) and utilities, sold off. In September, the Federal Reserve noted that economic conditions did not yet warrant the anticipated tapering, and the announcement helped calm investor concerns.

Rising interest rates left many bond investors in negative territory for the 12 months ended October 31, 2013. (Bond prices tend to fall as interest rates rise and tend to rise as interest rates fall.) As an asset class, U.S. Treasury securities generally provided negative total returns, as did many high-grade bonds. Searching for additional yield, many fixed-income investors took on the higher risk of high-yield bonds, which advanced during the reporting period. Others moved into convertible bonds, which generally benefited from the rising stock market.

Through all of these market changes, the portfolio managers of MainStay Funds focused on the investment objectives of their respective Funds and on the available investment strategies. Our portfolio managers used disciplined investment techniques, seeking to achieve long-term results consistent with their mandate.

Whether the markets go up or down, we believe that shareholders do well to maintain a long-term, wide-range perspective. With appropriate diversification, negative results in one asset class may be balanced by positive results in others. While some investors find volatility troublesome, experienced investors know that without it, market opportunities would be limited.

The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2013. While past performance is no guarantee of future results, we encourage you to get invested, stay invested and add to your investments whenever you can.

We thank you for choosing MainStay Funds, and we look forward to strengthening our relationship over time.

Sincerely,

Stephen P. Fisher

President

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2013

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	–3.40 –0.41%	1.08 1.70%	1.91 2.23%	1.44 1.44%
Class A Shares[4]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	–2.97 0.04	1.46 2.08	2.11 2.42	1.10 1.10
Class I Shares	No Sales Charge		0.19	2.32	2.72	0.85

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflect the deduction of all sales charges that would have applied for the periods of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class A shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class A shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Ten Years
Barclays U.S. 1-3 Year Government/Credit Index[5]	0.77%	2.51%	2.97%
Average Lipper Short U.S. Government Fund[6]	–0.45	1.99	2.36

5.	The Barclays U.S. 1-3 Year Government/Credit Index includes investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury, with maturities of one to three years. The Barclays U.S. 1-3 Year Government/Credit Index is the Fund’s broad-based securities-market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper short U.S. government fund is representative of funds that invest primarily in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than three years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Short Term Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Short Term Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2013, to October 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2013, to October 31, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/13	Ending Account Value (Based on Actual Returns and Expenses) 10/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$996.10	$6.19	$1,019.00	$6.26

Class A Shares	$1,000.00	$999.00	$4.33	$1,020.90	$4.38

Class I Shares	$1,000.00	$999.20	$3.07	$1,022.10	$3.11

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.23% for Investor Class, 0.86% for Class A and 0.61% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of October 31, 2013 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Issuers Held as of October 31, 2013 (excluding short-term investment) (Unaudited)

1.	United States Treasury Notes, 0.25%–0.50%, due 9/15/14–6/15/16

2.	Federal Home Loan Bank, 0.80%–1.625%, due 6/24/16–6/19/18

3.	Federal Home Loan Mortgage Corporation, 0.50%–1.00%, due 8/20/14–9/14/15

4.	Chevron Corp., 0.889%–1.104%, due 6/24/16–12/5/17

5.	Federal National Mortgage Association, 0.50%–1.05%, due 8/7/15–8/26/16
6.	JPMorgan Chase & Co., 3.45%, due 3/1/16

7.	Total Capital S.A., 3.125%, due 10/2/15

8.	PNC Funding Corp., 3.625%, due 2/8/15

9.	Hutchison Whampoa International, Ltd., 4.625%, due 9/11/15

10.	Hartford Financial Services Group, Inc., 4.75%, due 3/1/14

8	MainStay Short Term Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Louis N. Cohen, CFA, and Claude Athaide, PhD, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Short Term Bond Fund perform relative to its benchmark and peers during the 12 months ended October 31, 2013?

Excluding all sales charges, MainStay Short Term Bond Fund returned –0.41% for Investor Class shares and 0.04% for Class A shares for the 12 months ended October 31, 2013. Over the same period, Class I shares returned 0.19%. For the 12 months ended October 31, 2013, all share classes underperformed the 0.77% return of the Barclays U.S. 1–3 Year Government/Credit Index,1 which is the Fund’s broad-based securities-market index, and outperformed the –0.45% return of the average Lipper2 short U.S. government fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s relative performance was driven primarily by an overweight position in corporate bonds. Corporate bond spreads3 compressed as investors continued to hunt for yield in a period marked by highly accommodative Federal Reserve policies. Lower-quality investment-grade credits outperformed credits of higher quality. Unfortunately, the Fund was overweight relative to the benchmark in higher-quality credits, which detracted from performance during the reporting period. Within the Fund’s overweight position in corporate bonds, U.S. banks were a key area of focus. The upward trend in balance-sheet improvement remains an important driver for the Fund’s overweight position in select domestic money-center banks. During the reporting period, asset quality continued to improve, while the number of problem assets declined. Reserves strengthened as capital reached peak levels.

How did the Fund’s duration4 positioning affect the Fund’s performance during the reporting period?

At the end of the reporting period, the Fund had a slightly shorter duration than the Barclays U.S. 1–3 Year Government/

Credit Index. This positioning did not have a significant impact on performance.

What specific factors, risks or market forces prompted decisions for the Fund during the reporting period?

We believed that credit risk would be the principal driver of performance during the reporting period. We expected corporate bonds to outperform government-related debt for three reasons. First, the prospects for credit-related sectors were aligned with the decision of the Federal Reserve’s monetary policymaking committee to maintain the federal funds rate in a near-zero range. Second, the current low interest-rate environment sparked healthy demand for higher-yielding products. Third, improving profitability signaled that corporations were doing more with less: less leverage, less short-term debt and smaller funding gaps. In turn, improving credit fundamentals also supported a narrowing of spreads alongside a favorable supply/demand balance for corporate debt. (Spreads to U.S. Treasury securities tend to reflect the compensation investors require to assume credit risk and liquidity risk.) Strong performance in the stock market also helped the performance of corporate bonds across the credit-quality spectrum.

During the reporting period, which market segments were particularly strong and which ones were weak?

An overweight position in corporate bonds had a positive impact on the Fund’s performance relative to peer funds during the reporting period. Corporate-bond spreads compressed as investors reached for yield during a period of highly accommodative Federal Reserve policy. Lower-quality investment-grade bonds (those rated BBB and A),5 outperformed higher-quality credits (those rated AAA and AA)6 during the reporting period. As a result, the Fund’s overweight position in higher-quality credits was a drag on the Fund’s performance. From a sector perspective, our positions in financial bonds continued to

1.	See footnote on page 6 for more information on the Barclays U.S. 1–3 Year Government/Credit Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. It is the opinion of S&P, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. It is the opinion of S&P, however, that the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
6.	An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

mainstayinvestments.com	9

perform well for the Fund. The Fund benefited from its higher-beta7 bias, which remained intact during the reporting period. Our primary emphasis in the credit market was on senior and junior subordinated debt of large domestic banks. The capital base strengthening of large U.S. banks continues to drive bond spreads tighter.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund purchased debt issued by Bank of America, HSBC, Berkshire Hathaway and Discover Financial Services. Within the energy sector, we purchased debt issued by Chevron, Petrobras, ConocoPhillips and Royal Dutch Shell. We also purchased debt issued by Apple, Caterpillar, John Deere and Verizon.

We also favored positive free-cash-flow-generating consumer cyclical sectors (restaurants, lodging, retailers and homebuilders) and non-cyclical sectors (food & beverage, health care) that have benefited from improving trends in consumer spending and consumer confidence. This positioning is consistent with our longer-term approach to investing and our view that it is still too early to lower risk in the current market.

We sold the Fund’s position in U.S. Bank because we believed that the potential for further spread tightening relative to

U.S. Treasury securities was limited. We sold Vodafone because we were concerned that a potential deal involving Verizon Wireless, a jointly owned subsidiary, might cause spreads to widen.

How did the Fund’s weightings change during the reporting period?

The overall risk composition of the Fund remained intact, consistent with our longer-term approach to investing. The Fund remained overweight in investment-grade corporate bonds relative to the Barclays U.S. 1–3 Year Government/Credit Index and underweight in U.S. Treasury securities.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2013, the Fund held an underweight position in U.S. Treasury bonds. As of the same date, the Fund held overweight positions relative to the Barclays U.S. 1–3 Year Government/Credit Index in agency bonds and corporate debt. As of October 31, 2013, the Fund also held a position in commercial mortgage-backed securities.

7.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Short Term Bond Fund

Portfolio of Investments October 31, 2013

	Principal Amount	Value

Long-Term Bonds 95.3%† Asset-Backed Security 0.8%
Automobile 0.8%
Hertz Vehicle Financing LLC Series 2009-2A, Class A2 5.29%, due 3/25/16 (a)	$700,000	$735,521

Total Asset-Backed Security (Cost $739,734)		735,521

Corporate Bonds 46.5%
Agriculture 1.7%
Japan Tobacco, Inc. 2.10%, due 7/23/18 (a)	1,070,000	1,078,988
Reynolds American, Inc. 1.05%, due 10/30/15	420,000	420,683

		1,499,671

Auto Manufacturers 1.2%
DaimlerChrysler North America LLC 6.50%, due 11/15/13	1,117,000	1,118,896

Banks 12.6%
Bank of America Corp. 2.00%, due 1/11/18	305,000	304,133
6.50%, due 8/1/16	645,000	732,767
Barclays Bank PLC 5.00%, due 9/22/16	640,000	708,335
BB&T Corp. 1.60%, due 8/15/17	915,000	914,627
Capital One Financial Corp. 3.50%, due 6/15/23	484,000	465,831
Citigroup, Inc. 2.65%, due 3/2/15	835,000	853,561
Discover Bank / Greenwood DE 2.00%, due 2/21/18	340,000	336,246
Goldman Sachs Group, Inc. (The) 3.625%, due 2/7/16	975,000	1,029,098
HSBC Bank PLC 1.50%, due 5/15/18 (a)	945,000	927,980
♦JPMorgan Chase & Co. 3.45%, due 3/1/16	1,235,000	1,301,460
Morgan Stanley 4.00%, due 7/24/15	895,000	935,988
♦PNC Funding Corp. 3.625%, due 2/8/15	1,240,000	1,285,078
Royal Bank of Scotland Group PLC 2.55%, due 9/18/15	565,000	578,662

	Principal Amount	Value

Banks (continued)
Wells Fargo & Co. 5.00%, due 11/15/14	$780,000	$815,134

		11,188,900

Beverages 2.6%
Coca-Cola Co. (The) 0.75%, due 3/13/15	785,000	789,273
PepsiCo., Inc. 0.75%, due 3/5/15	560,000	562,252
0.80%, due 8/25/14	375,000	376,364
SABMiller Holdings, Inc. 1.85%, due 1/15/15 (a)	585,000	592,375

		2,320,264

Computers & Peripherals 0.9%
Apple, Inc. 1.00%, due 5/3/18	875,000	849,682

Diversified Financial Services 1.4%
General Electric Capital Corp. 3.75%, due 11/14/14	1,220,000	1,262,056

Electric 1.0%
Dominion Gas Holdings LLC 1.05%, due 11/1/16 (a)	890,000	891,666

Finance—Commercial 0.9%
Caterpillar Financial Services Corp. 1.25%, due 11/6/17	790,000	780,200

Finance—Consumer Loans 0.5%
John Deere Capital Corp. 1.05%, due 10/11/16	440,000	441,572

Finance—Other Services 1.2%
Private Export Funding Corp. 1.375%, due 2/15/17	1,020,000	1,033,110

Food—0.7%
Kellogg Co. 1.125%, due 5/15/15	305,000	307,491
Kraft Foods Group, Inc. 1.625%, due 6/4/15	290,000	294,314

		601,805

Health Care—Products 0.5%
Baxter International, Inc. 0.95%, due 6/1/16	440,000	442,167

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of October 31, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Health Care—Services 0.6%
UnitedHealth Group, Inc. 0.85%, due 10/15/15	$535,000	$537,197

Holding Company—Diversified 1.4%
♦Hutchison Whampoa International, Ltd. 4.625%, due 9/11/15 (a)	1,195,000	1,271,072

Insurance 2.8%
Berkshire Hathaway Finance Corp. 0.95%, due 8/15/16	305,000	305,950
♦Hartford Financial Services Group, Inc. 4.75%, due 3/1/14	1,250,000	1,265,649
MetLife, Inc. 2.375%, due 2/6/14	890,000	894,544

		2,466,143

Mining 0.9%
Anglo American Capital PLC 9.375%, due 4/8/14 (a)	750,000	776,411

Miscellaneous—Manufacturing 0.7%
3M Co. 1.375%, due 9/29/16	660,000	673,796

Office Equipment/Supplies 0.4%
Xerox Corp. 8.25%, due 5/15/14	385,000	400,186

Oil & Gas 7.1%
BP Capital Markets PLC 5.25%, due 11/7/13	425,000	425,123
♦Chevron Corp. 0.889%, due 6/24/16	1,365,000	1,372,574
1.104%, due 12/5/17	445,000	440,472
ConocoPhillips Co. 1.05%, due 12/15/17	455,000	445,776
Petrobras Global Finance B.V. 2.00%, due 5/20/16	480,000	476,977
PetroHawk Energy Corp. 7.25%, due 8/15/18	805,000	872,620
Phillips 66 2.95%, due 5/1/17	285,000	296,615
Shell International Finance B.V. 3.10%, due 6/28/15	665,000	693,582
♦Total Capital S.A. 3.125%, due 10/2/15	1,235,000	1,294,145

		6,317,884

	Principal Amount	Value

Pharmaceuticals 1.5%
Pfizer, Inc. 5.35%, due 3/15/15	$750,000	$798,775
Sanofi 1.20%, due 9/30/14	510,000	513,978

		1,312,753

Pipelines 0.6%
DCP Midstream LLC 9.70%, due 12/1/13 (a)	510,000	513,182

Retail 1.1%
Costco Wholesale Corp. 0.65%, due 12/7/15	940,000	942,005

Semiconductors 1.0%
Intel Corp. 1.35%, due 12/15/17	910,000	904,539

Software 0.8%
Oracle Corp. 1.20%, due 10/15/17	730,000	720,509

Telecommunications 2.4%
BellSouth Corp. 5.20%, due 9/15/14	540,000	561,705
Telefonica Emisiones S.A.U 4.949%, due 1/15/15	785,000	818,375
Verizon Communications, Inc. 0.70%, due 11/2/15	800,000	797,365

		2,177,445

Total Corporate Bonds (Cost $40,979,826)		41,443,111

Mortgage-Backed Securities 3.3%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 3.3%
Banc of America Commercial Mortgage, Inc. Series 2007-1, Class AAB 5.422%, due 1/15/49	562,678	573,393
Bear Stearns Commercial Mortgage Securities Trust
Series 2004-T16, Class A6 4.75%, due 2/13/46 (b)	189,836	194,949
Series 2005-PW10, Class A4 5.405%, due 12/11/40 (b)	400,000	426,420
GE Capital Commercial Mortgage Corp. Series 2004-C2, Class A4 4.893%, due 3/10/40	244,022	244,950

12	MainStay Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
LB-UBS Commercial Mortgage Trust Series 2004-C1, Class A4 4.568%, due 1/15/31	$361,654	$366,319
RBSCF Trust
Series 2010-MB1, Class A1 2.367%, due 4/15/24 (a)	346,337	350,065
Series 2010-MB1, Class A2 3.686%, due 4/15/24 (a)	450,000	464,655
Wachovia Bank Commercial Mortgage Trust Series 2004-C14, Class A4 5.088%, due 8/15/41 (b)	303,749	308,598

Total Mortgage-Backed Securities (Cost $2,996,386)		2,929,349

U.S. Government & Federal Agencies 44.7%
♦Federal Home Loan Bank 4.6%
0.80%, due 6/24/16	1,000,000	1,000,338
1.125%, due 6/26/17	1,080,000	1,080,823
1.40%, due 6/12/18	1,010,000	999,990
1.625%, due 6/19/18	965,000	964,744

		4,045,895

♦Federal Home Loan Mortgage Corporation 2.8%
0.50%, due 9/14/15	1,655,000	1,655,900
1.00%, due 8/20/14	825,000	830,316

		2,486,216

♦Federal National Mortgage Association 1.8%
0.50%, due 8/7/15	720,000	720,034
1.05%, due 8/26/16	900,000	902,042

		1,622,076

Federal National Mortgage Association (Mortgage Pass-Through Security) 0.1%
4.50%, due 11/1/18	89,108	94,666

♦United States Treasury Notes 35.4%
0.25%, due 9/15/14	5,185,000	5,190,470
0.25%, due 4/15/16	8,430,000	8,393,777
0.375%, due 3/15/15	8,625,000	8,644,544
0.375%, due 6/15/15	5,885,000	5,897,182
0.50%, due 6/15/16	3,390,000	3,392,383

		31,518,356

Total U.S. Government & Federal Agencies (Cost $39,703,190)		39,767,209

Total Long-Term Bonds (Cost $84,419,136)		84,875,190

	Principal Amount	Value
Short-Term Investment 4.4%
Repurchase Agreement 4.4%
State Street Bank and Trust Co. 0.00%, dated 10/31/13 due 11/1/13 Proceeds at Maturity $3,921,289 (Collateralized by a Federal National Mortgage Association security with a rate of 2.11% and a maturity date of 11/7/22, with a Principal Amount of $4,260,000 and a Market Value of $4,001,282)	$3,921,289	$3,921,289

Total Short-Term Investment (Cost $3,921,289)		3,921,289

Total Investments (Cost $88,340,425) (c)	99.7%	88,796,479
Other Assets, Less Liabilities	0.3	261,879
Net Assets	100.0%	$89,058,358

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown is the rate in effect as of October 31, 2013.

(c)	As of October 31, 2013, cost is $88,340,425 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$666,582
Gross unrealized depreciation	(210,528)

Net unrealized appreciation	$456,054

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments October 31, 2013 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Security	$—	$735,521	$—	$735,521
Corporate Bonds	—	41,443,111	—	41,443,111
Mortgage-Backed Securities	—	2,929,349	—	2,929,349
U.S. Government & Federal Agencies	—	39,767,209	—	39,767,209

Total Long-Term Bonds	—	84,875,190	—	84,875,190

Short-Term Investment
Repurchase Agreement	—	3,921,289	—	3,921,289

Total Investments in Securities	$—	$88,796,479	$—	$88,796,479

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

14	MainStay Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2013

Assets
Investment in securities, at value (identified cost $88,340,425)	$88,796,479
Receivables:
Interest	377,131
Fund shares sold	5,629
Other assets	12,592

Total assets	89,191,831

Liabilities
Payables:
Fund shares redeemed	46,462
Manager (See Note 3)	22,361
Transfer agent (See Note 3)	20,997
Shareholder communication	17,929
Professional fees	12,870
NYLIFE Distributors (See Note 3)	6,007
Custodian	1,113
Trustees	236
Accrued expenses	2,946
Dividend payable	2,552

Total liabilities	133,473

Net assets	$89,058,358

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$9,291
Additional paid-in capital	88,418,259

88,427,550
Distributions in excess of net investment income	(2,552)
Accumulated net realized gain (loss) on investments	177,306
Net unrealized appreciation (depreciation) on investments	456,054

Net assets	$89,058,358

Investor Class
Net assets applicable to outstanding shares	$3,964,683

Shares of beneficial interest outstanding	412,392

Net asset value per share outstanding	$9.61
Maximum sales charge (3.00% of offering price)	0.30

Maximum offering price per share outstanding	$9.91

Class A
Net assets applicable to outstanding shares	$24,656,574

Shares of beneficial interest outstanding	2,572,408

Net asset value per share outstanding	$9.59
Maximum sales charge (3.00% of offering price)	0.30

Maximum offering price per share outstanding	$9.89

Class I
Net assets applicable to outstanding shares	$60,437,101

Shares of beneficial interest outstanding	6,306,658

Net asset value and offering price per share outstanding	$9.58

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Operations for the year ended October 31, 2013

Investment Income (Loss)
Income
Interest	$1,330,537

Expenses
Manager (See Note 3)	559,364
Transfer agent (See Note 3)	120,351
Distribution/Service—Investor Class (See Note 3)	10,360
Distribution/Service—Class A (See Note 3)	69,737
Registration	52,666
Professional fees	48,926
Shareholder communication	35,080
Custodian	6,481
Trustees	1,861
Miscellaneous	6,896

Total expenses before waiver/reimbursement	911,722
Expense waiver/reimbursement from Manager (See Note 3)	(229,862)

Net expenses	681,860

Net investment income (loss)	648,677

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	182,626
Net change in unrealized appreciation (depreciation) on investments	(799,686)

Net realized and unrealized gain (loss) on investments	(617,060)

Net increase (decrease) in net assets resulting from operations	$31,617

16	MainStay Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2013 and October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$648,677	$817,874
Net realized gain (loss) on investments	182,626	359,400
Net change in unrealized appreciation (depreciation) on investments	(799,686)	(7,140)

Net increase (decrease) in net assets resulting from operations	31,617	1,170,134

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(9,148)	(18,510)
Class A	(156,208)	(250,805)
Class I	(483,929)	(549,320)

	(649,285)	(818,635)

From net realized gain on investments:
Investor Class	(17,969)	(18,951)
Class A	(126,883)	(141,099)
Class I	(212,374)	(245,785)

	(357,226)	(405,835)

Total dividends and distributions to shareholders	(1,006,511)	(1,224,470)

Capital share transactions:
Net proceeds from sale of shares	92,310,800	54,026,156
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	895,672	1,093,274
Cost of shares redeemed	(90,460,140)	(51,787,872)

Increase (decrease) in net assets derived from capital share transactions	2,746,332	3,331,558

Net increase (decrease) in net assets	1,771,438	3,277,222

Net Assets
Beginning of year	87,286,920	84,009,698

End of year	$89,058,358	$87,286,920

Distributions in excess of net investment income at end of year	$(2,552)	$(7,204)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Investor Class	2013	2012	2011	2010		2009
Net asset value at beginning of year	$9.71	$9.72	$9.81	$9.81		$9.32

Net investment income (loss)	0.02	0.04	0.08	0.05		0.10
Net realized and unrealized gain (loss) on investments	(0.06)	0.03	(0.06)	0.13		0.49

Total from investment operations	(0.04)	0.07	0.02	0.18		0.59

Less dividends and distributions:
From net investment income	(0.02)	(0.04)	(0.09)	(0.06)		(0.10)
From net realized gain on investments	(0.04)	(0.04)	(0.02)	(0.12)		—

Total dividends and distributions	(0.06)	(0.08)	(0.11)	(0.18)		(0.10)

Net asset value at end of year	$9.61	$9.71	$9.72	$9.81		$9.81

Total investment return (a)	(0.41%)	0.79%	0.13%	1.83%		6.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.22%	0.44%	0.83%	0.63%		1.00%
Net expenses	1.23%	1.27%	1.33%	1.38%		1.11%
Expenses (before waiver/reimbursement)	1.47%	1.44%	1.55%	1.60%		1.62%
Portfolio turnover rate	67%	60%	39%	68	%(b)	193	%(b)
Net assets at end of year (in 000’s)	$3,965	$4,356	$4,128	$4,119		$3,180

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 52% and 131% for the years ended October 31, 2010 and 2009, respectively.

	Year ended October 31,
Class A	2013	2012	2011	2010		2009
Net asset value at beginning of year	$9.68	$9.69	$9.78	$9.79		$9.29

Net investment income (loss)	0.05	0.09	0.11	0.11		0.10
Net realized and unrealized gain (loss) on investments	(0.05)	0.02	(0.06)	0.11		0.51

Total from investment operations	—	0.11	0.05	0.22		0.61

Less dividends and distributions:
From net investment income	(0.05)	(0.08)	(0.12)	(0.11)		(0.11)
From net realized gain on investments	(0.04)	(0.04)	(0.02)	(0.12)		—

Total dividends and distributions	(0.09)	(0.12)	(0.14)	(0.23)		(0.11)

Net asset value at end of year	$9.59	$9.68	$9.69	$9.78		$9.79

Total investment return (a)	0.04%	1.13%	0.53%	2.19%		6.65%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.57%	0.77%	1.23%	1.03%		1.14%
Net expenses	0.88%	0.93%	0.93%	0.93%		0.91%
Expenses (before waiver/reimbursement)	1.13%	1.10%	1.15%	1.15%		1.16%
Portfolio turnover rate	67%	60%	39%	68	%(b)	193	%(b)
Net assets at end of year (in 000’s)	$24,657	$31,422	$31,689	$36,665		$54,902

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 52% and 131% for the years ended October 31, 2010 and 2009, respectively.

18	MainStay Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2013	2012	2011	2010		2009
Net asset value at beginning of year	$9.68	$9.69	$9.78	$9.78		$9.29

Net investment income (loss)	0.08	0.10	0.14	0.13		0.15
Net realized and unrealized gain (loss) on investments	(0.06)	0.03	(0.06)	0.12		0.48

Total from investment operations	0.02	0.13	0.08	0.25		0.63

Less dividends and distributions:
From net investment income	(0.08)	(0.10)	(0.15)	(0.13)		(0.14)
From net realized gain on investments	(0.04)	(0.04)	(0.02)	(0.12)		—

Total dividends and distributions	(0.12)	(0.14)	(0.17)	(0.25)		(0.14)

Net asset value at end of year	$9.58	$9.68	$9.69	$9.78		$9.78

Total investment return (a)	0.19%	1.39%	0.78%	2.55%		6.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.79%	1.03%	1.48%	1.32%		1.43%
Net expenses	0.63%	0.68%	0.68%	0.68%		0.63%
Expenses (before waiver/reimbursement)	0.88%	0.85%	0.90%	0.90%		0.91%
Portfolio turnover rate	67%	60%	39%	68	%(b)	193	%(b)
Net assets at end of year (in 000’s)	$60,437	$51,509	$48,193	$76,456		$79,237

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 52% and 131% for the years ended October 31, 2010 and 2009, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-four funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Short Term Bond Fund (the “Fund”), a diversified fund. The Fund is the successor of the Mainstay Short Term Bond Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the Predecessor Fund.

The Fund currently offers three classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Investor Class and Class A shares are subject to a distribution and/or service fee. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation measurements under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life

Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are estimated within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring the fair value of investments)

The aggregate value by input level, as of October 31, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may use third party vendor

20	MainStay Short Term Bond Fund

evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be measured using the methodologies described above are valued by methods deemed in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2013, the Fund did not hold any securities that were fair valued in such a manner.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Fund’s Manager, in consultation with the Fund’s Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, at least monthly and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate

mainstayinvestments.com	21

Notes to Financial Statements (continued)

method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The dollar roll transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2013.

(J)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

22	MainStay Short Term Bond Fund

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or the ‘‘Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million and 0.575% in excess of $500 million. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.50% on assets up to $500 million; and 0.475% on assets in excess of $500 million. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.60% for the year ended October 31, 2013.

Effective February 28, 2013, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.86% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2014 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Prior to February 28, 2013, New York Life Investments contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares did not exceed 0.93% of its average daily net assets. New York Life Investments applied an equivalent waiver or reimbursement in an equal number of basis points, to the other classes of the Fund.

For the year ended October 31, 2013, New York Life Investments earned fees from the Fund in the amount of $559,364 and waived its fees and/or reimbursed expenses in the amount of $229,862.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $1,776 and $8,149, respectively, for the year ended October 31, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares of $6,181 for the year ended October 31, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2013, were as follows:

Investor Class	$19,050
Class A	32,085
Class I	69,216

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

mainstayinvestments.com	23

Notes to Financial Statements (continued)

Note 4–Federal Income Tax

As of October 31, 2013, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$16,381	$160,925	$(2,552)	$456,054	$630,808

Other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2013 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$5,260	$(5,260)	$—

The reclassifications for the Fund are primarily due to distribution redesignations.

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 shown in the Statements of Changes in Net Assets was as follows:

	2013	2012
Distributions paid from:
Ordinary Income	$656,485	$961,624
Long-Term Capital Gain	350,026	262,846
Total	$1,006,511	$1,224,470

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon and State Street, who serve as the agents to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 28, 2013, the aggregate commitment amount was $200,000,000 with an optional maximum amount of $250,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2013.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2013, purchases and sales of U.S. government securities were $46,142 and $45,889, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $13,312 and $13,144, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2013:
Shares sold	139,761	$1,347,695
Shares issued to shareholders in reinvestment of dividends and distributions	2,795	26,995
Shares redeemed	(181,834)	(1,752,848)

Net increase (decrease) in shares outstanding before conversion	(39,278)	(378,158)
Shares converted into Investor Class (See Note 1)	21,586	207,754
Shares converted from Investor Class (See Note 1)	(18,418)	(176,945)

Net increase (decrease)	(36,110)	$(347,349)

Year ended October 31, 2012:
Shares sold	142,557	$1,380,240
Shares issued to shareholders in reinvestment of dividends and distributions	3,871	37,397
Shares redeemed	(135,227)	(1,309,079)

Net increase (decrease) in shares outstanding before conversion	11,201	108,558
Shares converted into Investor Class (See Note 1)	17,446	169,041
Shares converted from Investor Class (See Note 1)	(4,850)	(46,701)

Net increase (decrease)	23,797	$230,898

24	MainStay Short Term Bond Fund

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	1,633,514	$15,675,928
Shares issued to shareholders in reinvestment of dividends and distributions	22,259	214,062
Shares redeemed	(2,325,264)	(22,315,469)

Net increase (decrease) in shares outstanding before conversion	(669,491)	(6,425,479)
Shares converted into Class A (See Note 1)	18,475	176,945
Shares converted from Class A (See Note 1)	(21,653)	(207,754)

Net increase (decrease)	(672,669)	$(6,456,288)

Year ended October 31, 2012:
Shares sold	2,316,804	$22,339,918
Shares issued to shareholders in reinvestment of dividends and distributions	33,843	326,094
Shares redeemed	(2,362,701)	(22,818,629)

Net increase (decrease) in shares outstanding before conversion	(12,054)	(152,617)
Shares converted into Class A (See Note 1)	4,865	46,701
Shares converted from Class A (See Note 1)	(17,487)	(169,041)

Net increase (decrease)	(24,676)	$(274,957)

Class I	Shares	Amount
Year ended October 31, 2013:
Shares sold	7,851,405	$75,287,177
Shares issued to shareholders in reinvestment of dividends and distributions	68,138	654,615
Shares redeemed	(6,933,387)	(66,391,823)

Net increase (decrease)	986,156	$9,549,969

Year ended October 31, 2012:
Shares sold	3,135,776	$30,305,998
Shares issued to shareholders in reinvestment of dividends and distributions	75,715	729,783
Shares redeemed	(2,864,506)	(27,660,164)

Net increase (decrease)	346,985	$3,375,617

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2013, events and transactions subsequent to October 31, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	25

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Short Term Bond Fund (“the Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Short Term Bond Fund of MainStay Funds Trust as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 20, 2013

26	MainStay Short Term Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid $350,026 as a long term capital gain distribution.

In February 2014, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2013. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2013.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at
800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	27

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008***.	Chief Investment Officer, New York Life Insurance Company (since 2011); President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC (since 2008); Member of the Board, MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, and Cornerstone Capital Management Holdings LLC (fka Madison Square Investors LLC) (since 2008); Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012); Member of the Board of Private Advisors, L.L.C.(since 2010); Member of the Board of MCF Capital Management LLC (since 2012); and President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	79

MainStay VP Funds Trust:
Trustee since 2008
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

28	MainStay Short Term Bond Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990***.	President; Strategic Management Advisors LLC (since 1990)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (50 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011; Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios); State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002***.	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	79

MainStay VP Funds Trust:
Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Managing Director, ICC Capital Management; President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	79

MainStay VP Funds Trust: Trustee
since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

mainstayinvestments.com	29

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009.	Visiting Professor, University of California—San Diego (since 2012); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School Business, University of Chicago (since 2008)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	79

MainStay VP Funds Trust:
Trustee since 1997
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (25 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

30	MainStay Short Term Bond Fund

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.*

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance, New York Life Investment Management LLC (since 2009); Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2009)**; Assistant Secretary, MainStay Funds (2006 to 2008) and MainStay VP Series Fund, Inc. (2005 to 2008)**
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (2006 to 2012); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

mainstayinvestments.com	31

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-32058 MS322-13	MSSB11-12/13 NL0B5

MainStay U.S. Equity Opportunities Fund

Message from the President and Annual Report

October 31, 2013

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Message from the President

With a few notable exceptions, major stock markets around the world tended to advance strongly during the 12 months ended October 31, 2013. According to Russell data, many U.S. stock indexes rose more than 25%, and some exceeded 30%. In the United States, growth stocks tended to outperform value stocks, but the differences were slight among large-capitalization issues.

European stocks were generally strong, with some regional variations. The market seemed convinced that the European Union would remain intact and that economic recovery would be possible, even in troubled peripheral nations. Japanese stocks advanced as the yen weakened and monetary and fiscal stimulus plans went into effect. Slowing growth prospects for China, however, led to weaker stock-market performance for that nation and its major suppliers, including Peru, Chile and Indonesia.

In the United States, stocks were buoyed by steady progress in corporate earnings and general improvements in profits. Stock prices occasionally faltered as politicians debated the so-called fiscal cliff, imposed a government shutdown and wrangled over debt limits. But stocks quickly recovered when agreements were reached and the government shutdown ended.

The Federal Reserve maintained the federal funds target rate in a range near zero, which drew money into stocks. When the Federal Reserve suggested that it might begin to gradually taper its security purchases, however, U.S. Treasury yields rose sharply. Stocks that tend to serve as a proxy for yield, including real estate investment trusts (REITs) and utilities, sold off. In September, the Federal Reserve noted that economic conditions did not yet warrant the anticipated tapering, and the announcement helped calm investor concerns.

Rising interest rates left many bond investors in negative territory for the 12 months ended October 31, 2013. (Bond prices tend to fall as interest rates rise and tend to rise as interest rates fall.) As an asset class, U.S. Treasury securities generally provided negative total returns, as did many high-grade bonds. Searching for additional yield, many fixed-income investors took on the higher risk of high-yield bonds, which advanced during the reporting period. Others moved into convertible bonds, which generally benefited from the rising stock market.

Through all of these market changes, the portfolio managers of MainStay Funds focused on the investment objectives of their respective Funds and on the available investment strategies. Our portfolio managers used disciplined investment techniques, seeking to achieve long-term results consistent with their mandate.

Whether the markets go up or down, we believe that shareholders do well to maintain a long-term, wide-range perspective. With appropriate diversification, negative results in one asset class may be balanced by positive results in others. While some investors find volatility troublesome, experienced investors know that without it, market opportunities would be limited.

The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2013. While past performance is no guarantee of future results, we encourage you to get invested, stay invested and add to your investments whenever you can.

We thank you for choosing MainStay Funds, and we look forward to strengthening our relationship over time.

Sincerely,

Stephen P. Fisher

President

Not part of the Annual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information.

You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s

Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2013

Class	Sales Charge		One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	25.63 32.94%	13.44 14.73%	1.95 2.87%	2.63 2.63%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	26.02 33.36	13.74 15.04	2.17 3.08	2.37 2.37
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	30.91 31.91	13.89 13.89	2.09 2.09	3.38 3.38
Class I Shares	No Sales Charge		33.60	15.30	3.31	2.14

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividends and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Since Inception
Russell 1000® Index[4]	28.40%	15.84%	5.07%
Average Lipper Alternative Active Extension Fund[5]	28.07	14.25	3.32

4.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The average Lipper alternative active extension fund is representative of funds that combine long and short stock selection to invest in a diversified portfolio of U.S. large-cap equities, with a target net exposure of 100% long. Typical strategies vary between 110% long and 10% short to 160% long and 60% short. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay U.S. Equity Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay U.S. Equity Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2013, to October 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2013, to October 31, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/13	Ending Account Value (Based on Actual Returns and Expenses) 10/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,137.60	$15.46	$1,010.70	$14.55

Class A Shares	$1,000.00	$1,139.20	$14.02	$1,012.10	$13.19

Class C Shares	$1,000.00	$1,133.60	$19.58	$1,006.90	$18.41

Class I Shares	$1,000.00	$1,140.00	$13.27	$1,012.80	$12.48

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (2.87% for Investor Class, 2.60% for Class A, 3.64% for Class C and 2.46% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of October 31, 2013 (Unaudited)

Oil, Gas & Consumable Fuels	10.8%
Media	6.2
Biotechnology	5.5
Internet Software & Services	5.5
Pharmaceuticals	5.3
Computers & Peripherals	5.0
Commercial Banks	4.9
Specialty Retail	4.8
IT Services	4.7
Capital Markets	4.3
Diversified Financial Services	4.2
Software	4.1
Energy Equipment & Services	3.6
Health Care Providers & Services	3.4
Aerospace & Defense	3.1
Food Products	3.1
Road & Rail	2.9
Diversified Telecommunication Services	2.8
Semiconductors & Semiconductor Equipment	2.6
Food & Staples Retailing	2.5
Communications Equipment	2.4
Insurance	2.3
Internet & Catalog Retail	2.3
Real Estate Investment Trusts	2.2
Household Durables	2.0
Chemicals	1.8
Personal Products	1.7
Wireless Telecommunication Services	1.7
Beverages	1.5
Professional Services	1.5

Multiline Retail	1.4%
Textiles, Apparel & Luxury Goods	1.4
Automobiles	1.3
Hotels, Restaurants & Leisure	1.3
Machinery	1.2
Metals & Mining	1.2
Paper & Forest Products	1.2
Trading Companies & Distributors	1.1
Health Care Equipment & Supplies	1.0
Commercial Services & Supplies	0.9
Electronic Equipment & Instruments	0.9
Industrial Conglomerates	0.9
Life Sciences Tools & Services	0.8
Diversified Consumer Services	0.7
Electrical Equipment	0.7
Household Products	0.7
Auto Components	0.6
Electric Utilities	0.6
Construction & Engineering	0.5
Real Estate Management & Development	0.5
Air Freight & Logistics	0.4
Multi-Utilities	0.4
Independent Power Producers & Energy Traders	0.2
Thrifts & Mortgage Finance	0.2
Tobacco	0.2
Airlines	0.1
Short-Term Investment	0.0 ‡
Other Assets, Less Liabilities	–0.1
Investments Sold Short	–29.0

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2013 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Exxon Mobil Corp.

3.	Microsoft Corp.

4.	Google, Inc. Class A

5.	Johnson & Johnson
6.	Chevron Corp.

7.	JPMorgan Chase & Co.

8.	International Business Machines Corp.

9.	Amazon.com, Inc.

10.	Verizon Communications, Inc.

Top Five Short Positions as of October 31, 2013 (Unaudited)

1.	S&P 500 Index—SPDR Trust Series 1
2.	SolarCity Corp.
3.	Tahoe Resources, Inc.
4.	DreamWorks Animation SKG, Inc. Class A
5.	MBIA, Inc.

8	MainStay U.S. Equity Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Mona Patni and Andrew Ver Planck, CFA, of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay U.S. Equity Opportunities Fund perform relative to its benchmark and peers during the 12 months ended October 31, 2013?

Excluding all sales charges, MainStay U.S. Equity Opportunities Fund returned 32.94% for Investor Class shares, 33.36% for Class A shares and 31.91% for Class C shares for the 12 months ended October 31, 2013. Over the same period, the Fund’s Class I shares returned 33.60%. For the 12 months ended October 31, 2013, all share classes outperformed the 28.40% return of the Russell 1000® Index,1 which is the Fund’s broad-based securities-market index, and the 28.07% return of the average Lipper2 alternative active extension fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund outperformed the Russell 1000® Index during the reporting period primarily because of strong stock selection. More specifically, the Fund has the ability to establish both long and short positions and to invest in smaller, less-efficient securities. This means that less information may be available to investors, less coverage may be provided by analysts, and in some cases, the companies may have less history than larger companies. The Fund’s quantitative analysis was successful in identifying both winning and losing stocks.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Health care, materials and consumer staples made the strongest sector contributions to the Fund’s performance relative to the Russell 1000® Index. (Contributions take weightings and total returns into account.) Favorable stock selection helped the Fund’s performance in all three sectors. During the reporting period, the Fund was overweight relative to the Russell 1000® Index in health care and underweight relative to the Index in materials. This positioning also contributed positively to the Fund’s relative performance.

Information technology, energy and utilities were the sectors that detracted the most from the Fund’s performance relative to the Russell 1000® Index. In each case, the primary reason was unfavorable stock selection.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The strongest positive contributions to absolute performance came from metals & mining company Allied Nevada Gold,

biotechnology company Gilead Sciences and specialty retail company GameStop.

The most substantial negative contributions came from computers & peripherals company Apple; automobile manufacturer Tesla Motors; and oil, gas & consumable fuels company Cheniere Energy.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund bought shares of an Internet & catalog retail company Amazon.com because of its improving sales. Amazon is not just the largest e-commerce company in the United States, it is also one of the most solid. Amazon saw same-stores sales rise 48.5%, outpacing the overall industry. Additionally, Amazon is investing in expanding its infrastructure and creating new segments, such as Amazon’s cloud app development. The Fund also increased its position in pharmaceuticals company Johnson & Johnson because of its improving momentum score. Johnson & Johnson holds a stable of subsidiary businesses. The company is organized into three main operating segments: medical devices and diagnostics, pharmaceuticals, and consumer health care products. Each is highly profitable and impressive in size.

The Fund trimmed its position in computers & peripherals company Apple as the weight of stock in the Russell 1000® Index declined, but we maintained an overweight position. Another position that the Fund trimmed was diversified financial services company Bank of America. We trimmed the position as the company’s valuation scores started to deteriorate.

How did the Fund’s sector weightings change during the reporting period?

The sectors that saw the most substantial weighting increases relative to the Russell 1000® Index during the reporting period were energy and industrials. Over the same period, the largest sector reductions were in health care and materials.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2013, the Fund’s most substantially overweight sectors relative to the Russell 1000® Index were consumer discretionary and information technology. As of the same date, the Fund’s most substantially underweight sectors relative to the Index were utilities and materials.

1.	See footnote on page 6 for more information on the Russell 1000® Index.
2.	See footnote on page 6 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	9

Portfolio of Investments October 31, 2013

	Shares	Value

Common Stocks 129.1%†
Aerospace & Defense 3.1%
AAR Corp.	26,115	$764,647
Boeing Co. (The) (a)	43,287	5,648,953
Engility Holdings, Inc. (b)	50,754	1,571,851
Exelis, Inc.	178,628	2,945,576
Huntington Ingalls Industries, Inc.	12,050	862,178
Spirit AeroSystems Holdings, Inc. Class A (b)	116,900	3,120,061
United Technologies Corp.	2,000	212,500

		15,125,766

Air Freight & Logistics 0.4%
FedEx Corp. (a)	14,231	1,864,261

Airlines 0.1%
Alaska Air Group, Inc.	6,500	459,290
Republic Airways Holdings, Inc. (b)	9,970	117,447

		576,737

Auto Components 0.6%
Goodyear Tire & Rubber Co. (The)	127,400	2,672,852

Automobiles 1.3%
Ford Motor Co.	121,500	2,078,865
General Motors Co. (a)(b)	99,828	3,688,644
Tesla Motors, Inc. (b)	2,221	355,227

		6,122,736

Beverages 1.5%
Coca-Cola Co. (The) (a)	27,289	1,079,826
PepsiCo., Inc. (a)	70,684	5,943,817

		7,023,643

Biotechnology 5.5%
Acorda Therapeutics, Inc. (b)	45,200	1,383,572
Alkermes PLC (b)	88,700	3,121,353
Amgen, Inc. (a)	44,427	5,153,532
Biogen Idec, Inc. (a)(b)	18,000	4,395,420
Celgene Corp. (a)(b)	17,683	2,625,749
Cubist Pharmaceuticals, Inc. (b)	44,400	2,752,800
Emergent BioSolutions, Inc. (b)	94,000	1,835,820
Genomic Health, Inc. (b)	3,500	104,720
Gilead Sciences, Inc. (a)(b)	71,438	5,071,383
Myriad Genetics, Inc. (b)	5,000	121,900
Spectrum Pharmaceuticals, Inc.	17,641	151,536

		26,717,785

Capital Markets 4.3%
American Capital Ltd. (b)	106,500	1,492,065
Ameriprise Financial, Inc.	27,300	2,744,742
Bank of New York Mellon Corp.	118,534	3,769,381
Lazard, Ltd. Class A	74,540	2,880,971

	Shares	Value

Capital Markets (continued)
LPL Financial Holdings, Inc.	72,800	$2,965,872
Raymond James Financial, Inc.	69,900	3,190,935
State Street Corp. (a)	49,827	3,491,378

		20,535,344

Chemicals 1.8%
Dow Chemical Co. (The)	57,900	2,285,313
LyondellBasell Industries, N.V. Class A (a)	47,393	3,535,518
OM Group, Inc. (b)	19,800	673,200
PPG Industries, Inc.	11,961	2,183,839

		8,677,870

Commercial Banks 4.9%
Banco Latinoamericano de Comercio Exterior S.A. Class E	18,100	474,763
Cardinal Financial Corp.	43,000	709,500
Comerica, Inc.	67,900	2,940,070
Fifth Third Bancorp	174,410	3,319,022
First Niagara Financial Group, Inc.	255,000	2,812,650
First Republic Bank	62,069	3,169,864
Huntington Bancshares, Inc.	106,583	937,931
KeyCorp	260,481	3,263,827
PNC Financial Services Group, Inc.	1,100	80,883
SunTrust Banks, Inc.	96,963	3,261,835
Wells Fargo & Co.	60,267	2,572,798

		23,543,143

Commercial Services & Supplies 0.9%
R.R. Donnelley & Sons Co.	174,700	3,244,179
Viad Corp.	34,200	913,140

		4,157,319

Communications Equipment 2.4%
Brocade Communications Systems, Inc. (b)	351,743	2,820,979
Cisco Systems, Inc. (a)	183,125	4,120,312
EchoStar Corp. Class A (b)	23,219	1,113,583
Polycom, Inc. (b)	212,170	2,206,568
QUALCOMM, Inc. (a)	18,076	1,255,740

		11,517,182

Computers & Peripherals 5.0%
♦Apple, Inc. (a)	30,010	15,675,724
Hewlett-Packard Co. (a)	178,201	4,342,758
Silicon Graphics International Corp. (b)	63,300	808,341
Western Digital Corp.	47,492	3,306,868

		24,133,691

Construction & Engineering 0.5%
AECOM Technology Corp. (b)	81,778	2,598,905

Diversified Consumer Services 0.7%
Apollo Group, Inc. Class A (b)	122,796	3,277,425

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2013, excluding short-term investment. May be subject to change daily.

10	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Diversified Financial Services 4.2%
Bank of America Corp. (a)	88,883	$1,240,807
Berkshire Hathaway, Inc. Class B (a)(b)	45,989	5,292,414
Citigroup, Inc. (a)	38,568	1,881,347
Interactive Brokers Group, Inc. Class A	143,917	2,969,008
♦JPMorgan Chase & Co. (a)	151,619	7,814,443
NASDAQ OMX Group, Inc. (The)	25,000	885,750
PHH Corp. (b)	4,900	117,845

		20,201,614

Diversified Telecommunication Services 2.8%
AT&T, Inc. (a)	130,169	4,712,118
Inteliquent, Inc.	16,306	209,532
♦Verizon Communications, Inc. (a)	132,238	6,679,341
Vonage Holdings Corp. (b)	504,900	1,883,277

		13,484,268

Electric Utilities 0.6%
Exelon Corp.	110,150	3,143,681

Electrical Equipment 0.7%
Emerson Electric Co.	7,300	488,881
Regal-Beloit Corp.	39,600	2,903,868

		3,392,749

Electronic Equipment & Instruments 0.9%
Avnet, Inc.	730	28,981
Insight Enterprises, Inc. (b)	8,600	181,202
Jabil Circuit, Inc.	130,341	2,718,913
Sanmina Corp. (b)	93,500	1,361,360
Tech Data Corp. (b)	3,900	203,034

		4,493,490

Energy Equipment & Services 3.6%
Baker Hughes, Inc.	60,000	3,485,400
Halliburton Co. (a)	22,935	1,216,243
Nabors Industries, Ltd.	167,537	2,928,547
Oil States International, Inc. (b)	27,000	2,933,010
Patterson-UTI Energy, Inc.	124,600	3,022,796
Pioneer Energy Services Corp. (b)	44,200	371,280
Schlumberger, Ltd.	4,300	402,996
Superior Energy Services, Inc. (b)	111,200	2,983,496

		17,343,768

Food & Staples Retailing 2.5%
Kroger Co. (The) (a)	81,527	3,492,617
Rite Aid Corp. (b)	316,600	1,687,478
Safeway, Inc. (a)	92,793	3,238,476
Wal-Mart Stores, Inc. (a)	47,402	3,638,103

		12,056,674

	Shares	Value

Food Products 3.1%
Archer-Daniels-Midland Co. (a)	91,500	$3,742,350
Bunge, Ltd.	38,900	3,194,857
Chiquita Brands International, Inc. (b)	109,900	1,137,465
Ingredion, Inc.	13,545	890,719
Kraft Foods Group, Inc.	15,476	841,585
Mondelez International, Inc. Class A	46,455	1,562,746
Pilgrim’s Pride Corp. (b)	59,300	840,281
Tyson Foods, Inc. Class A	102,693	2,841,516

		15,051,519

Health Care Equipment & Supplies 1.0%
Abbott Laboratories (a)	40,583	1,483,309
CareFusion Corp. (b)	46,100	1,787,297
Invacare Corp.	52,200	1,120,734
Medtronic, Inc.	2,546	146,140
NuVasive, Inc. (b)	14,000	444,920

		4,982,400

Health Care Providers & Services 3.4%
Amedisys, Inc. (b)	93,400	1,520,552
AmerisourceBergen Corp. (a)	50,306	3,286,491
Cardinal Health, Inc.	59,600	3,496,136
Gentiva Health Services, Inc. (b)	49,700	569,065
Kindred Healthcare, Inc.	12,700	176,276
McKesson Corp. (a)	26,438	4,133,317
WellPoint, Inc.	39,162	3,320,938

		16,502,775

Hotels, Restaurants & Leisure 1.3%
International Game Technology	152,300	2,863,240
Royal Caribbean Cruises, Ltd.	77,109	3,241,662

		6,104,902

Household Durables 2.0%
Jarden Corp. (b)	56,000	3,100,160
NACCO Industries, Inc. Class A	700	39,879
PulteGroup, Inc.	179,103	3,161,168
Whirlpool Corp.	21,668	3,163,745

		9,464,952

Household Products 0.7%
Procter & Gamble Co. (The) (a)	43,759	3,533,539

Independent Power Producers & Energy Traders 0.2%
AES Corp. (The) (a)	76,654	1,080,055

Industrial Conglomerates 0.9%
General Electric Co. (a)	158,085	4,132,342

Insurance 2.3%
Aflac, Inc. (a)	12,238	795,225
American International Group, Inc. (a)	94,626	4,887,433

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments October 31, 2013 (continued)

	Shares	Value

Common Stocks (continued)
Insurance (continued)
Assurant, Inc.	12,851	$751,527
Genworth Financial, Inc. Class A (b)	149,000	2,164,970
Lincoln National Corp.	19,800	899,118
Stewart Information Services Corp.	50,000	1,566,000

		11,064,273

Internet & Catalog Retail 2.3%
♦Amazon.com, Inc. (a)(b)	18,423	6,706,525
Expedia, Inc.	55,692	3,279,145
Orbitz Worldwide, Inc. (b)	30,000	277,200
Overstock.com, Inc. (b)	30,000	702,900

		10,965,770

Internet Software & Services 5.5%
Active Network, Inc. (The) (b)	104,100	1,503,204
AOL, Inc. (a)(b)	81,500	2,953,560
Digital River, Inc. (b)	19,500	347,880
EarthLink, Inc.	205,600	1,040,336
eBay, Inc. (a)(b)	73,357	3,866,647
Facebook, Inc. Class A (b)	44,500	2,236,570
♦Google, Inc. Class A (a)(b)	9,594	9,887,385
IAC / InterActiveCorp	51,889	2,770,354
LinkedIn Corp. Class A (b)	2,600	581,542
United Online, Inc.	123,000	1,062,720

		26,250,198

IT Services 4.7%
Accenture PLC Class A (a)	54,089	3,975,542
Booz Allen Hamilton Holding Corp. (a)	147,114	2,912,857
Computer Sciences Corp.	56,844	2,800,135
CoreLogic, Inc. (b)	102,851	3,421,853
Global Cash Access Holdings, Inc. (b)	37,600	312,080
♦International Business Machines Corp. (a)	41,807	7,492,233
Leidos Holdings, Inc.	2,200	103,598
MasterCard, Inc. Class A	400	286,840
Science Applications International Corp.	1,257	44,309
Vantiv, Inc. Class A (b)	18,300	503,250
Visa, Inc. Class A	4,000	786,680

		22,639,377

Life Sciences Tools & Services 0.8%
Albany Molecular Research, Inc. (b)	3,629	47,540
Bruker Corp. (b)	55,800	1,141,110
Cambrex Corp. (b)	24,900	418,818
Quintiles Transnational Holdings, Inc. (b)	49,300	2,070,107

		3,677,575

Machinery 1.2%
AGCO Corp.	46,300	2,702,994
Hyster-Yale Materials Handling, Inc.	1,800	141,192
Oshkosh Corp. (b)	57,301	2,726,955

		5,571,141

	Shares	Value

Media 6.2%
Cablevision Systems Corp. Class A	165,300	$2,570,415
Carmike Cinemas, Inc. (b)	47,800	1,094,142
Cinemark Holdings, Inc.	36,172	1,186,803
Comcast Corp. Class A (a)	129,460	6,159,707
DIRECTV (a)(b)	59,766	3,734,777
DISH Network Corp. Class A	13,900	669,980
Gannett Co., Inc.	112,300	3,107,341
Live Nation Entertainment, Inc. (b)	85,100	1,654,344
Scholastic Corp.	16,897	484,775
Time Warner Cable, Inc. (a)	31,510	3,785,927
Time Warner, Inc.	2,800	192,472
Twenty-First Century Fox, Inc. Class A	52,000	1,772,160
Walt Disney Co. (The) (a)	4,975	341,235
Washington Post Co. (The) Class B	4,644	2,987,578

		29,741,656

Metals & Mining 1.2%
Reliance Steel & Aluminum Co.	40,000	2,931,600
Steel Dynamics, Inc. (a)	168,999	3,036,912

		5,968,512

Multi-Utilities 0.4%
MDU Resources Group, Inc.	59,000	1,757,020

Multiline Retail 1.4%
Big Lots, Inc. (b)	76,800	2,792,448
Target Corp.	59,900	3,880,921

		6,673,369

Oil, Gas & Consumable Fuels 10.8%
Alon USA Energy, Inc.	1,750	21,140
Anadarko Petroleum Corp. (a)	41,200	3,925,948
Apache Corp.	41,900	3,720,720
♦Chevron Corp. (a)	74,159	8,896,114
ConocoPhillips (a)	39,098	2,865,883
Delek US Holdings, Inc.	5,595	142,952
Devon Energy Corp.	1,600	101,152
EPL Oil & Gas, Inc. (b)	39,400	1,256,072
♦Exxon Mobil Corp. (a)	137,345	12,308,859
Green Plains Renewable Energy, Inc.	61,300	988,769
Hess Corp. (a)	42,203	3,426,884
Marathon Oil Corp.	9,000	317,340
Marathon Petroleum Corp. (a)	48,266	3,458,742
Penn Virginia Corp. (b)	67,300	572,723
Phillips 66 (a)	62,192	4,007,030
Renewable Energy Group, Inc. (b)	13,600	148,376
Stone Energy Corp. (b)	12,700	442,722
VAALCO Energy, Inc. (b)	106,100	559,147
Valero Energy Corp. (a)	86,559	3,563,634
WPX Energy, Inc. (b)	66,200	1,465,668

		52,189,875

12	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Paper & Forest Products 1.2%
Domtar Corp. (a)	31,191	$2,642,190
International Paper Co. (a)	70,071	3,125,867

		5,768,057

Personal Products 1.7%
Avon Products, Inc.	144,200	2,523,500
Herbalife, Ltd.	30,638	1,985,955
Nu Skin Enterprises, Inc. Class A	29,612	3,462,531

		7,971,986

Pharmaceuticals 5.3%
AbbVie, Inc.	41,152	1,993,814
Eli Lilly & Co. (a)	25,061	1,248,539
Hi-Tech Pharmacal Co., Inc.	19,900	857,491
Hospira, Inc. (b)	74,000	2,998,480
Impax Laboratories, Inc. (b)	59,100	1,197,366
♦Johnson & Johnson (a)	104,192	9,649,221
Mallinckrodt PLC (b)	63,900	2,684,439
Merck & Co., Inc. (a)	31,196	1,406,628
Pfizer, Inc. (a)	81,611	2,503,826
Questcor Pharmaceuticals, Inc.	17,800	1,092,386

		25,632,190

Professional Services 1.5%
Barrett Business Services, Inc.	11,400	949,278
Insperity, Inc.	13,600	525,912
Kelly Services, Inc. Class A	13,880	289,537
ManpowerGroup, Inc.	38,560	3,011,536
Robert Half International, Inc. (a)	52,554	2,024,905
Towers Watson & Co. Class A	4,500	516,645

		7,317,813

Real Estate Investment Trusts 2.2%
CBL & Associates Properties, Inc.	66,600	1,319,346
Corrections Corporation of America	81,844	3,028,228
Host Hotels & Resorts, Inc.	174,800	3,242,540
Weyerhaeuser Co.	94,700	2,878,880

		10,468,994

Real Estate Management & Development 0.5%
CBRE Group, Inc., Class A (b)	105,100	2,441,473

Road & Rail 2.9%
AMERCO	9,600	1,938,528
Arkansas Best Corp.	29,700	812,889
Avis Budget Group, Inc. (b)	96,400	3,020,212
Con-way, Inc. (a)	64,158	2,643,310
Hertz Global Holdings, Inc. (b)	131,960	3,029,801
Ryder System, Inc.	37,600	2,475,208

		13,919,948

	Shares	Value

Semiconductors & Semiconductor Equipment 2.6%
Broadcom Corp. Class A	110,300	$2,947,216
First Solar, Inc. (b)	65,800	3,307,766
Intel Corp. (a)	250,332	6,115,611
ON Semiconductor Corp. (b)	7,600	53,656

		12,424,249

Software 4.1%
Activision Blizzard, Inc.	68,548	1,140,639
AVG Technologies N.V. (b)	14,000	281,400
CA, Inc. (a)	706	22,422
Electronic Arts, Inc. (b)	58,809	1,543,736
♦Microsoft Corp. (a)	300,208	10,612,353
Oracle Corp. (a)	170,662	5,717,177
Symantec Corp.	20,900	475,266

		19,792,993

Specialty Retail 4.8%
Abercrombie & Fitch Co. Class A	63,539	2,381,442
American Eagle Outfitters, Inc.	4,366	67,629
Ascena Retail Group, Inc. (b)	138,889	2,748,613
Best Buy Co., Inc. (a)	79,200	3,389,760
Big 5 Sporting Goods Corp.	48,200	911,462
Brown Shoe Co., Inc.	19,400	435,336
GameStop Corp. Class A (a)	57,004	3,124,959
hhgregg, Inc. (b)	71,600	1,110,516
Home Depot, Inc. (The) (a)	3,041	236,864
Lowe’s Companies, Inc. (a)	85,716	4,266,943
Pep Boys-Manny Moe & Jack (The) (b)	42,700	552,538
Sears Hometown and Outlet Stores, Inc. (b)	26,064	726,143
Staples, Inc.	202,500	3,264,300

		23,216,505

Textiles, Apparel & Luxury Goods 1.4%
Carter’s, Inc.	1,370	94,735
Fossil Group, Inc. (b)	13,600	1,726,384
HanesBrands, Inc.	46,864	3,192,376
Ralph Lauren Corp.	9,200	1,523,888

		6,537,383

Thrifts & Mortgage Finance 0.2%
Washington Federal, Inc.	52,500	1,195,950

Tobacco 0.2%
Philip Morris International, Inc. (a)	11,470	1,022,206

Trading Companies & Distributors 1.1%
HD Supply Holdings, Inc. (b)	19,700	397,743
MRC Global, Inc. (b)	102,273	2,858,530
Rush Enterprises, Inc. Class A (b)	3,500	100,170
United Rentals, Inc. (b)	28,800	1,860,192

		5,216,635

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments October 31, 2013 (continued)

	Shares	Value

Common Stocks (continued)
Wireless Telecommunication Services 1.7%
T-Mobile U.S., Inc. (b)	108,800	$3,017,024
Telephone & Data Systems, Inc.	95,548	2,979,187
United States Cellular Corp.	49,093	2,376,101

		8,372,312

Total Common Stocks (Cost $525,161,059)		621,310,847

	Principal Amount
Short-Term Investment 0.0%‡
Repurchase Agreement 0.0%‡
State Street Bank and Trust Co. 0.00%, dated 10/31/13 due 11/1/13 Proceeds at Maturity $20,220 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.00% and a maturity date of 1/30/23, with a Principal Amount of $25,000 and a Market Value of $22,884)	$20,220	20,220

Total Short-Term Investment (Cost $20,220)		20,220

Total Investments, Before Investments Sold Short (Cost $525,181,279) (e)	129.1%	621,331,067

	Shares
Investments Sold Short (29.0%) Common Stocks Sold Short (28.1%)
Aerospace & Defense (0.1%)
KEYW Holding Corp. (The) (b)	(15,251)	(175,386)
Taser International, Inc. (b)	(6,000)	(106,620)

		(282,006)

Air Freight & Logistics (0.2%)
XPO Logistics, Inc. (b)	(42,900)	(865,722)

Auto Components (0.5%)
Allison Transmission Holdings, Inc.	(22,200)	(540,570)
Gentex Corp.	(56,200)	(1,654,528)

		(2,195,098)

Beverages (0.4%)
Monster Beverage Corp. (b)	(30,354)	(1,737,159)

	Shares	Value

Biotechnology (0.8%)
Ariad Pharmaceuticals, Inc. (b)	(89,700)	$(197,340)
Coronado Biosciences, Inc. (b)	(80,200)	(133,934)
Dynavax Technologies Corp. (b)	(14,216)	(17,486)
Seattle Genetics, Inc. (b)	(21,100)	(815,093)
Stemline Therapeutics, Inc. (b)	(1,500)	(41,745)
Sunesis Pharmaceuticals, Inc. (b)	(13,000)	(65,130)
Synta Pharmaceuticals Corp. (b)	(146,600)	(665,564)
Theravance, Inc. (b)	(41,400)	(1,516,896)
ZIOPHARM Oncology, Inc. (b)	(121,400)	(429,756)

		(3,882,944)

Chemicals (0.2%)
Intrepid Potash, Inc.	(56,600)	(840,510)

Commercial Banks (1.3%)
Capital Bank Financial Corp. Class A (b)	(13,500)	(299,970)
First Horizon National Corp.	(85,900)	(914,835)
Home BancShares, Inc.	(18,000)	(609,840)
Synovus Financial Corp.	(487,700)	(1,585,025)
TCF Financial Corp.	(90,407)	(1,372,378)
Valley National Bancorp	(154,513)	(1,506,502)

		(6,288,550)

Commercial Services & Supplies (0.1%)
Copart, Inc. (b)	(7,600)	(244,948)

Communications Equipment (0.7%)
Palo Alto Networks, Inc. (b)	(34,756)	(1,465,313)
ParkerVision, Inc. (b)	(77,647)	(212,753)
Procera Networks, Inc. (b)	(81,500)	(1,153,225)
Sonus Networks, Inc. (b)	(238,700)	(716,100)

		(3,547,391)

Computers & Peripherals (0.1%)
Fusion-io, Inc. (b)	(67,100)	(721,325)

Construction & Engineering (0.2%)
Great Lakes Dredge & Dock Corp.	(110,700)	(898,884)

Construction Materials (0.6%)
Eagle Materials, Inc.	(14,000)	(1,050,140)
Vulcan Materials Co.	(30,400)	(1,627,920)

		(2,678,060)

Consumer Finance (0.1%)
SLM Corp.	(14,600)	(370,402)

Diversified Consumer Services (0.3%)
Lifelock, Inc. (b)	(33,800)	(543,842)
Weight Watchers International, Inc.	(35,500)	(1,139,905)

		(1,683,747)

14	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks Sold Short (continued)
Diversified Telecommunication Services (0.8%)
Frontier Communications Corp.	(373,900)	$(1,648,899)
inContact, Inc. (b)	(300)	(2,277)
Intelsat S.A. (b)	(12,500)	(254,875)
Level 3 Communications, Inc. (b)	(6,604)	(201,752)
Windstream Holdings, Inc.	(194,599)	(1,663,822)

		(3,771,625)

Electrical Equipment (0.5%)
Capstone Turbine Corp. (b)	(103,100)	(130,937)
SolarCity Corp. (b)	(43,300)	(2,307,024)

		(2,437,961)

Electronic Equipment & Instruments (1.3%)
Dolby Laboratories, Inc. Class A	(45,400)	(1,622,596)
InvenSense, Inc. (b)	(8,155)	(137,738)
IPG Photonics Corp.	(26,679)	(1,768,017)
National Instruments Corp.	(52,119)	(1,514,057)
OSI Systems, Inc. (b)	(700)	(50,988)
Uni-Pixel, Inc. (b)	(36,700)	(603,715)
Universal Display Corp. (b)	(18,100)	(577,390)

		(6,274,501)

Energy Equipment & Services (0.6%)
Carbo Ceramics, Inc.	(9,100)	(1,140,594)
GeoSpace Technologies Corp. (b)	(9,900)	(964,458)
McDermott International, Inc. (b)	(27,935)	(197,500)
Nuverra Environmental Solutions, Inc. (b)	(338,100)	(824,964)

		(3,127,516)

Food & Staples Retailing (0.5%)
Fairway Group Holdings Corp. (b)	(3,400)	(83,062)
Fresh Market, Inc. (The) (b)	(32,298)	(1,644,291)
Natural Grocers By Vitamin Cottage, Inc. (b)	(15,100)	(602,490)

		(2,329,843)

Food Products (0.6%)
Annie’s, Inc. (b)	(7,664)	(362,124)
Boulder Brands, Inc. (b)	(51,100)	(837,529)
Mead Johnson Nutrition Co.	(21,200)	(1,731,192)

		(2,930,845)

Health Care Equipment & Supplies (0.8%)
Accuray, Inc. (b)	(164,300)	(1,109,025)
Antares Pharma, Inc. (b)	(213,200)	(852,800)
Cerus Corp. (b)	(3,900)	(24,609)
ResMed, Inc.	(28,000)	(1,448,720)
TearLab Corp. (b)	(61,700)	(643,531)

		(4,078,685)

Health Care Providers & Services (0.3%)
Air Methods Corp.	(1,500)	(65,580)
Brookdale Senior Living, Inc. (b)	(14,000)	(379,120)
Emeritus Corp. (b)	(12,000)	(229,920)

	Shares	Value

Health Care Providers & Services (continued)
Envision Healthcare Holdings, Inc. (b)	(16,200)	$(470,610)
ExamWorks Group, Inc. (b)	(5,756)	(148,793)

		(1,294,023)

Health Care Technology (0.6%)
Allscripts Healthcare Solutions, Inc. (b)	(109,800)	(1,518,534)
Vocera Communications, Inc. (b)	(85,700)	(1,442,331)

		(2,960,865)

Hotels, Restaurants & Leisure (0.3%)
Choice Hotels International, Inc.	(11,600)	(540,444)
Dunkin’ Brands Group, Inc.	(17,600)	(839,168)

		(1,379,612)

Household Durables (2.1%)
Beazer Homes USA, Inc. (b)	(37,200)	(675,924)
D.R. Horton, Inc.	(85,386)	(1,618,065)
Garmin, Ltd.	(30,400)	(1,421,200)
Lennar Corp. Class A	(45,900)	(1,631,745)
Ryland Group, Inc. (The)	(9,100)	(365,820)
Taylor Morrison Home Corp. Class A (b)	(45,400)	(1,009,696)
Tempur Sealy International, Inc. (b)	(37,000)	(1,418,950)
Toll Brothers, Inc. (b)	(50,613)	(1,664,155)
William Lyon Homes Class A (b)	(4,600)	(106,582)

		(9,912,137)

Independent Power Producers & Energy Traders (0.1%)
Atlantic Power Corp.	(127,200)	(571,128)

Insurance (0.7%)
eHealth, Inc. (b)	(33,800)	(1,440,556)
MBIA, Inc. (b)	(158,372)	(1,800,690)

		(3,241,246)

Internet & Catalog Retail (0.4%)
Netflix, Inc. (b)	(700)	(225,736)
TripAdvisor, Inc. (b)	(21,111)	(1,746,091)

		(1,971,827)

Internet Software & Services (0.6%)
Angie’s List, Inc. (b)	(43,500)	(612,915)
Bazaarvoice, Inc. (b)	(111,400)	(1,044,932)
Brightcove, Inc. (b)	(26,900)	(410,763)
Demandware, Inc. (b)	(2,439)	(120,609)
Millennial Media, Inc. (b)	(53,200)	(373,996)
Pandora Media, Inc. (b)	(7,681)	(193,023)

		(2,756,238)

IT Services (0.1%)
Higher One Holdings, Inc. (b)	(12,700)	(100,965)
ServiceSource International, Inc. (b)	(57,700)	(624,314)

		(725,279)

Life Sciences Tools & Services (0.2%)
Techne Corp.	(9,900)	(865,161)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments October 31, 2013 (continued)

	Shares	Value

Common Stocks Sold Short (continued)
Machinery (0.3%)
ExOne Co. (The) (b)	(19,700)	$(1,011,201)
Proto Labs, Inc. (b)	(4,609)	(386,511)

		(1,397,712)

Media (0.4%)
DreamWorks Animation SKG, Inc. Class A (b)	(53,875)	(1,844,680)

Metals & Mining (1.7%)
Allied Nevada Gold Corp. (b)	(222,836)	(909,171)
Gold Resource Corp.	(157,200)	(815,868)
Hecla Mining Co.	(296,400)	(924,768)
McEwen Mining, Inc. (b)	(23,633)	(50,575)
Molycorp, Inc. (b)	(127,722)	(647,550)
Royal Gold, Inc.	(33,365)	(1,602,855)
Tahoe Resources, Inc. (b)	(112,115)	(2,147,002)
Walter Energy, Inc.	(63,700)	(1,012,193)

		(8,109,982)

Multiline Retail (0.6%)
J.C. Penney Co., Inc. (b)	(156,944)	(1,177,080)
Sears Holdings Corp. (b)	(26,807)	(1,556,950)

		(2,734,030)

Oil, Gas & Consumable Fuels (2.4%)
Clean Energy Fuels Corp. (b)	(51,500)	(586,585)
Cobalt International Energy, Inc. (b)	(67,242)	(1,560,687)
Golar LNG, Ltd.	(42,710)	(1,585,822)
Gulfport Energy Corp. (b)	(24,000)	(1,408,560)
Laredo Petroleum Holdings, Inc. (b)	(52,600)	(1,671,102)
Magnum Hunter Resources Corp. (b)	(57,422)	(409,419)
Nordic American Tankers, Ltd.	(111,900)	(913,104)
Solazyme, Inc. (b)	(14,500)	(151,670)
Spectra Energy Corp.	(46,400)	(1,650,448)
Teekay Corp.	(38,176)	(1,657,984)
Triangle Petroleum Corp. (b)	(15,400)	(162,778)

		(11,758,159)

Personal Products (0.1%)
Star Scientific, Inc. (b)	(390,100)	(706,081)

Pharmaceuticals (0.3%)
AcelRx Pharmaceuticals, Inc. (b)	(70,700)	(475,104)
Jazz Pharmaceuticals PLC (b)	(6,100)	(553,514)
Repros Therapeutics, Inc. (b)	(27,400)	(494,296)

		(1,522,914)

Professional Services (0.3%)
Acacia Research Corp.	(43,600)	(657,924)
IHS, Inc. (b)	(2,600)	(283,530)
WageWorks, Inc. (b)	(7,300)	(373,833)

		(1,315,287)

	Shares	Value

Real Estate Investment Trusts (1.1%)
American Capital Agency Corp.	(69,400)	$(1,507,368)
Annaly Capital Management, Inc.	(136,500)	(1,609,335)
Hatteras Financial Corp.	(82,400)	(1,499,680)
Western Asset Mortgage Capital Corp.	(43,000)	(692,730)
W.P. Carey, Inc.	(2,400)	(159,864)

		(5,468,977)

Real Estate Management & Development (0.3%)
St. Joe Co. (The) (b)	(83,000)	(1,549,610)

Road & Rail (0.0%)‡
Genesee & Wyoming, Inc. Class A (b)	(2,000)	(199,680)

Semiconductors & Semiconductor Equipment (0.6%)
Advanced Micro Devices, Inc. (b)	(79,694)	(266,178)
Cree, Inc. (b)	(22,000)	(1,336,500)
Freescale Semiconductor, Ltd. (b)	(55,800)	(861,552)
Silicon Laboratories, Inc. (b)	(16,200)	(651,564)

		(3,115,794)

Software (1.8%)
Broadsoft, Inc. (b)	(2,200)	(71,984)
Concur Technologies, Inc. (b)	(14,722)	(1,539,921)
Glu Mobile, Inc. (b)	(215,800)	(733,720)
Jive Software, Inc. (b)	(16,120)	(175,547)
NetSuite, Inc. (b)	(1)	(101)
ServiceNow, Inc. (b)	(30,821)	(1,683,135)
SolarWinds, Inc. (b)	(4,523)	(163,687)
Splunk, Inc. (b)	(26,630)	(1,669,967)
Tableau Software, Inc. Class A (b)	(3,669)	(225,497)
VirnetX Holding Corp. (b)	(34,800)	(756,552)
Vringo, Inc. (b)	(25,300)	(71,346)
Workday, Inc. Class A (b)	(19,510)	(1,460,714)
Zynga, Inc. Class A (b)	(19,700)	(70,723)

		(8,622,894)

Specialty Retail (1.4%)
Bebe Stores, Inc.	(221,300)	(1,334,439)
Cabela’s, Inc. (b)	(25,800)	(1,530,456)
Conn’s, Inc. (b)	(8,300)	(501,652)
Five Below, Inc. (b)	(14,700)	(709,422)
Restoration Hardware Holdings, Inc. (b)	(10,800)	(753,192)
Ulta Salon Cosmetics & Fragrance, Inc. (b)	(13,119)	(1,690,383)
Wet Seal, Inc. (The) Class A (b)	(50,900)	(168,479)

		(6,688,023)

Textiles, Apparel & Luxury Goods (0.3%)
Under Armour, Inc. Class A (b)	(19,900)	(1,614,885)

Thrifts & Mortgage Finance (0.1%)
Flagstar Bancorp, Inc. (b)	(15,828)	(256,572)

16	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks Sold Short (continued)
Trading Companies & Distributors (0.3%)
CAI International, Inc. (b)	(12,400)	$(271,436)
Fastenal Co.	(8,500)	(423,300)
Titan Machinery, Inc. (b)	(54,900)	(968,436)

		(1,663,172)

Total Common Stocks Sold Short (Proceeds $131,121,434)		(135,433,690)

Exchange Traded Fund Sold Short (0.9%) (c)
S&P 500 Index—SPDR Trust Series 1	(24,012)	(4,219,629)

Total Exchange Traded Fund Sold Short (Proceeds $4,202,153)		(4,219,629)

Warrants Sold Short (0.0%)‡
Oil, Gas & Consumable Fuels (0.0%)‡
Magnum Hunter Resources Corp. (b)(d)	(31,660)	(3)

Total Warrants Sold Short (Proceeds $0)		(3)

Total Investments Sold Short (Proceeds $135,323,587)	(29.0)%	(139,653,322)

Total Investments, Net of Investments Sold Short (Cost $389,857,692)	100.1	481,677,745
Other Assets, Less Liabilities	(0.1)	(322,712)
Net Assets	100.0%	$481,355,033
‡	Less than one-tenth of a percent.

(a)	Represents a security, or a portion thereof, is maintained in a segregated account at the Fund’s custodian as collateral for securities sold short (See Note 2(I)).

(b)	Non-income producing security.

(c)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(d)	Fair valued security—The total market value of this security as of October 31, 2013, is $(3), which represents less than one-tenth of a percent of the Fund’s net assets.

(e)	As of October 31, 2013, cost is $528,518,344 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$98,017,788
Gross unrealized depreciation	(5,205,065)

Net unrealized appreciation	$92,812,723

The following abbreviation is used in the above portfolio:

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$621,310,847	$—	$—	$621,310,847
Short-Term Investment
Repurchase Agreement	—	20,220	—	20,220

Total Investments in Securities	$621,310,847	$20,220	$—	$621,331,067

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments October 31, 2013 (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Common Stocks Sold Short	$(135,433,690)	$—	$—	$(135,433,690)
Exchange Traded Fund Sold Short	(4,219,629)	—	—	(4,219,629)
Warrants Sold Short (b)	—	—	(3)	(3)

Total Investments in Securities Sold Short	$(139,653,319)	$—	$(3)	$(139,653,322)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $(3) is held in Oil, Gas & Consumable Fuels within the Warrants Sold Short section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2013 (a)
Warrants Sold Short
Oil, Gas & Consumable Fuels	$—	$—	$—	$(3)	$(0	) (b)	$—	$—	$—	$(3)	$(3)

Total	$—	$—	$—	$(3)	$(0	) (b)	$—	$—	$—	$(3)	$(3)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Less than one dollar.

18	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2013

Assets
Investment in securities before investments sold short, at value (identified cost $525,181,279)	$621,331,067
Receivables:
Dividends and interest	409,608
Fund shares sold	220,079
Other assets	20,269

Total assets	621,981,023

Liabilities
Investments sold short (proceeds $135,323,587)	139,653,322
Due to custodian	3,269
Payables:
Broker fees and charges on short sales	479,428
Manager (See Note 3)	407,071
Shareholder communication	21,292
Dividends on investments sold short	17,337
Professional fees	16,176
Fund shares redeemed	10,320
Custodian	7,488
Transfer agent (See Note 3)	2,572
NYLIFE Distributors (See Note 3)	1,664
Trustees	1,130
Accrued expenses	4,921

Total liabilities	140,625,990

Net assets	$481,355,033

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$46,577
Additional paid-in capital	289,393,791

289,440,368
Undistributed net investment income	464,489
Accumulated net realized gain (loss) on investments, investments sold short and foreign currency transactions	99,630,131
Net unrealized appreciation (depreciation) on investments	96,149,788
Net unrealized appreciation (depreciation) on investments sold short	(4,329,735)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(8)

Net assets	$481,355,033

Investor Class
Net assets applicable to outstanding shares	$593,810

Shares of beneficial interest outstanding	57,911

Net asset value per share outstanding	$10.25
Maximum sales charge (5.50% of offering price)	0.60

Maximum offering price per share outstanding	$10.85

Class A
Net assets applicable to outstanding shares	$2,699,865

Shares of beneficial interest outstanding	261,894

Net asset value per share outstanding	$10.31
Maximum sales charge (5.50% of offering price)	0.60

Maximum offering price per share outstanding	$10.91

Class C
Net assets applicable to outstanding shares	$1,189,981

Shares of beneficial interest outstanding	121,885

Net asset value and offering price per share outstanding	$9.76

Class I
Net assets applicable to outstanding shares	$476,871,377

Shares of beneficial interest outstanding	46,135,041

Net asset value and offering price per share outstanding	$10.34

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Statement of Operations for the year ended October 31, 2013

Investment Income (Loss)
Income
Dividends (a)	$14,127,292
Interest	58

Total income	14,127,350

Expenses
Broker fees and charges on short sales	5,142,397
Manager (See Note 3)	5,105,415
Dividends on investments sold short	1,368,441
Professional fees	64,106
Registration	60,126
Custodian	47,709
Shareholder communication	38,054
Transfer agent (See Note 3)	13,523
Distribution/Service—Investor Class (See Note 3)	730
Distribution/Service—Class A (See Note 3)	3,960
Distribution/Service—Class C (See Note 3)	6,917
Trustees	10,435
Miscellaneous	18,719

Total expenses	11,880,532

Net investment income (loss)	2,246,818

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	162,466,602
Investments sold short	(53,522,250)
Foreign currency transactions	79

Net realized gain (loss) on investments, investments sold short and foreign currency transactions	108,944,431

Net change in unrealized appreciation (depreciation) on:
Investments	42,311,048
Investments sold short	(5,109,850)
Translation of other assets and liabilities in foreign currencies	(8)

Net change in unrealized appreciation (depreciation) on investments, investments sold short and foreign currency transactions	37,201,190

Net realized and unrealized gain (loss) on investments, investments sold short and foreign currency transactions	146,145,621

Net increase (decrease) in net assets resulting from operations	$148,392,439

(a)	Dividends recorded net of foreign withholding taxes in the amount of $33,832.

20	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2013 and October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,246,818	$3,079,220
Net realized gain (loss) on investments, investments sold short and foreign currency transactions	108,944,431	28,956,871
Net change in unrealized appreciation (depreciation) on investments, investments sold short and foreign currency transactions	37,201,190	31,172,872

Net increase (decrease) in net assets resulting from operations	148,392,439	63,208,963

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(266)	(77)
Class A	(2,407)	(1,309)
Class C	(264)	—
Class I	(3,087,094)	(2,078,617)

	(3,090,031)	(2,080,003)

From net realized gain on investments:
Investor Class	(9,908)	(9,851)
Class A	(38,224)	(33,873)
Class C	(29,995)	(31,382)
Class I	(29,628,714)	(31,251,231)

	(29,706,841)	(31,326,337)

Total dividends and distributions to shareholders	(32,796,872)	(33,406,340)

Capital share transactions:
Net proceeds from sale of shares	71,016,928	154,915,178
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	32,743,731	33,374,949
Cost of shares redeemed	(200,468,832)	(137,495,197)

Increase (decrease) in net assets derived from capital share transactions	(96,708,173)	50,794,930

Net increase (decrease) in net assets	18,887,394	80,597,553

Net Assets
Beginning of year	462,467,639	381,870,086

End of year	$481,355,033	$462,467,639

Undistributed net investment income at end of year	$464,489	$1,849,093

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Statement of Cash Flows

for the year ended October 31, 2013

Cash flows from operating activities:
Net increase in net assets resulting from operations	$148,392,439
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(854,751,369)
Investments sold	1,055,517,721
Purchases to cover securities sold short	(507,115,011)
Securities sold short	432,920,821
Sale of short term investments, net	62,898
Decrease in investment securities sold receivable	37,150
Decrease in dividends and interest receivable	615,864
Increase in other assets	(1,043)
Decrease in investment securities purchased payable	(898,732)
Increase in broker fees and charges payable on short sales	111,118
Decrease in dividends payable for securities sold short	(33,911)
Increase in cash due to custodian	3,269
Decrease in professional fees payable	(2,735)
Decrease in custodian payable	(2,307)
Increase in shareholder communication payable	11,176
Decrease in due to Trustees	(405)
Increase in due to manager	335
Decrease in due to transfer agent	(557)
Increase in due to NYLIFE Distributors	1,103
Increase in accrued expenses	170
Net change in unrealized (appreciation) depreciation on investments	(42,311,048)
Net realized (gain) loss from investments	(162,466,602)
Net change in unrealized (appreciation) depreciation on securities sold short	5,109,850
Net realized (gain) loss from securities sold short	53,522,250

Net cash provided by operating activities	128,722,444

Cash flows from financing activities:
Proceeds from shares sold	71,788,208
Payment on shares redeemed	(200,458,512)
Cash distributions paid	(53,141)

Net cash used in financing activities	(128,723,445)

Net decrease in cash:	(1,001)

Cash at beginning of year	1,001

Cash at end of year	$—

Non-cash financing activities not included herein consist of all reinvestment of dividends and distributions of $32,743,731.

22	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Investor Class	2013	2012	2011	2010	2009
Net asset value at beginning of year	$8.25	$7.85	$7.28	$6.40	$6.00

Net investment income (loss) (a)	(0.03)	0.02	0.01	(0.01)	0.02
Net realized and unrealized gain (loss) on investments	2.57	1.01	0.56	0.90	0.38

Total from investment operations	2.54	1.03	0.57	0.89	0.40

Less dividends and distributions:
From net investment income	(0.01)	(0.00)‡	(0.00)‡	(0.01)	—
From net realized gain on investments	(0.53)	(0.63)	—	—	—

Total dividends and distributions	(0.54)	(0.63)	(0.00)‡	(0.01)	—

Net asset value at end of year	$10.25	$8.25	$7.85	$7.28	$6.40

Total investment return (b)	32.94%	14.31%	7.86%	13.88%	6.67	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.28%)	0.19%	0.10%	(0.16%)	0.38%
Net expenses (excluding short sale expenses)	1.56%	1.54%	1.58%	1.58%	1.60%
Expenses (including short sales expenses, before waiver/reimbursement)	2.81%	2.61%	2.27%	2.50%	2.57%
Short sale expenses	1.25%	1.07%	0.69%	0.92%	0.87%
Portfolio turnover rate	128%	140%	145%	117%	163%
Net assets at end of year (in 000’s)	$594	$151	$121	$81	$53

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Year ended October 31,
Class A	2013	2012	2011	2010	2009
Net asset value at beginning of year	$8.29	$7.89	$7.31	$6.41	$6.00

Net investment income (loss) (a)	(0.01)	0.02	0.03	0.00 ‡	0.05
Net realized and unrealized gain (loss) on investments	2.59	1.03	0.56	0.92	0.37

Total from investment operations	2.58	1.05	0.59	0.92	0.42

Less dividends and distributions:
From net investment income	(0.03)	(0.02)	(0.01)	(0.02)	(0.01)
From net realized gain on investments	(0.53)	(0.63)	—	—	—

Total dividends and distributions	(0.56)	(0.65)	(0.01)	(0.02)	(0.01)

Net asset value at end of year	$10.31	$8.29	$7.89	$7.31	$6.41

Total investment return (b)	33.36%	14.54%	8.05%	14.31%	6.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.12%)	0.31%	0.33%	0.07%	0.83%
Net expenses (excluding short sale expenses)	1.30%	1.30%	1.34%	1.34%	1.46%
Expenses (including short sales expenses, before waiver/reimbursement)	2.55%	2.35%	2.03%	2.29%	2.40%
Short sale expenses	1.25%	1.05%	0.69%	0.95%	0.94%
Portfolio turnover rate	128%	140%	145%	117%	163%
Net assets at end of year (in 000’s)	$2,700	$500	$417	$229	$138

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2013	2012	2011	2010	2009
Net asset value at beginning of year	$7.93	$7.62	$7.12	$6.30	$5.95

Net investment income (loss) (a)	(0.09)	(0.04)	(0.05)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on investments	2.45	0.98	0.55	0.88	0.37

Total from investment operations	2.36	0.94	0.50	0.82	0.35

Less dividends and distributions:
From net investment income	(0.00)‡	—	(0.00)‡	—	—
From net realized gain on investments	(0.53)	(0.63)	—	—	—

Total dividends and distributions	(0.53)	(0.63)	(0.00)‡	—	—

Net asset value at end of year	$9.76	$7.93	$7.62	$7.12	$6.30

Total investment return (b)	31.91%	13.42%	7.05%	13.02%	5.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.03%)	(0.56%)	(0.63%)	(0.87%)	(0.41%)
Net expenses (excluding short sale expenses)	2.31%	2.30%	2.32%	2.34%	2.35%
Expenses (including short sales expenses, before waiver/reimbursement)	3.58%	3.36%	3.02%	3.23%	3.31%
Short sale expenses	1.27%	1.06%	0.70%	0.89%	0.86%
Portfolio turnover rate	128%	140%	145%	117%	163%
Net assets at end of year (in 000’s)	$1,190	$451	$379	$289	$370

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class I	2013	2012	2011	2010	2009
Net asset value at beginning of year	$8.32	$7.92	$7.33	$6.43	$6.02

Net investment income (loss) (a)	0.04	0.05	0.05	0.02	0.04
Net realized and unrealized gain (loss) on investments	2.56	1.02	0.57	0.91	0.38

Total from investment operations	2.60	1.07	0.62	0.93	0.42

Less dividends and distributions:
From net investment income	(0.05)	(0.04)	(0.03)	(0.03)	(0.01)
From net realized gain on investments	(0.53)	(0.63)	—	—	—

Total dividends and distributions	(0.58)	(0.67)	(0.03)	(0.03)	(0.01)

Net asset value at end of year	$10.34	$8.32	$7.92	$7.33	$6.43

Total investment return (b)	33.60%	14.76%	8.42%	14.53%	7.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.44%	0.69%	0.61%	0.33%	0.69%
Net expenses (excluding short sale expenses)	1.05%	1.06%	1.09%	1.09%	1.22%
Expenses (including short sales expenses, before waiver/reimbursement)	2.32%	2.12%	1.79%	2.01%	2.08%
Short sale expenses	1.27%	1.06%	0.70%	0.92%	0.86%
Portfolio turnover rate	128%	140%	145%	117%	163%
Net assets at end of year (in 000’s)	$476,871	$461,366	$380,953	$334,987	$189,845

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

24	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-four funds (collectively referred to as the “Funds”). At a meeting of the Board of Trustees (“the Board”) of the Trust on December 10-12, 2012, the Board approved a change to the name of the MainStay 130/30 Core Fund, and modifications to its principal investment strategies. Accordingly, effective February 28, 2013, the MainStay 130/30 Core Fund’s name changed to MainStay U.S. Equity Opportunities Fund (the “Fund”). The Fund is the successor of a series of Eclipse Funds Inc., the MainStay 130/30 Core Fund, (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the Predecessor Fund. These financial statements and notes relate only to the MainStay U.S. Equity Opportunities Fund (formerly known as MainStay 130/30 Core Fund) (the “Fund”), a diversified fund.

The Fund currently offers four classes of shares. Class A, Class C and Class I shares commenced operations on June 29, 2007. Investor Class shares commenced operations on February 28, 2008.

Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation measurements under those procedures to the Valuation Committee of the Fund (the

“Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurement on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are estimated within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring the fair value of investments)

mainstayinvestments.com	25

Notes to Financial Statements (continued)

The aggregate value by input level, as of October 31, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Broker Dealer Quotes	• Reported Trades
• Two-sided markets	• Issuer Spreads
• Bids/Offers	• Benchmark securities
• Industry and economic events	• Reference Data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be measured using the methodologies described above are valued by methods deemed in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily uses market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2013, the Fund held a security with a value of $(3) that was fair valued in such a manner.

Equity securities and Exchange Traded Funds, whether sold short or purchased, are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended October 31, 2013, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

26	MainStay U.S. Equity Opportunities Fund

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Securities Sold Short.  The Fund typically engages in short sales as part of its investment strategies. When the Fund enters into a short sale, it must segregate the cash proceeds from the security sold short or other securities, as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, short positions held are reflected as liabilities and are marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense on the Statement of Operations.

(J)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(K)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also

mainstayinvestments.com	27

Notes to Financial Statements (continued)

lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed.

(L)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2013.

(M)  Statement of Cash Flows.  The cash amount shown in the Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any Short-Term Investments or deposit at brokers for securities sold short or restricted cash. Cash may include domestic and foreign currency.

(N)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(O)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of October 31, 2013:

Liability Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Warrants Sold Short	Investments in securities, at value	$(3)	$(3)

Total Fair Value		$(3)	$(3)

The effect of derivative instruments on the Statement of Operations for the period ended October 31, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Warrants	Net realized gain (loss) on investments/security transactions	$36,584	$36,584

Total Realized Gain (Loss)		$36,584	$36,584

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Warrants Sold Short	Net change in unrealized appreciation (depreciation) on investments	$(3)	$(3)

Total Change in Unrealized Appreciation (Depreciation)		$(3)	$(3)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Warrants	11,648	11,648
Warrants Sold Short	(31,660)	(31,660)

(1)	Amount disclosed represents the average held during the period ended October 31, 2013.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps

28	MainStay U.S. Equity Opportunities Fund

most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the Subadvisor’s services.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at 1.00% annual rate of average daily net assets of the Fund.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the percentages of average daily net assets for Class A shares of 1.50%. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2014 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses do not exceed the following percentages of:1.60% for Investor Class and 2.35% for Class C, respectively. These voluntary waivers or reimbursements may be discontinued at any time without notice.

For the year ended October 31, 2013, New York Life Investments earned fees from the Fund in the amount of $5,105,415.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $1,090 and $4,319, respectively, for the year ended October 31, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $25 and $90, respectively, for the year ended October 31, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2013, were as follows:

Investor Class	$743
Class A	33
Class C	1,768
Class I	10,979

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2013, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Investor Class	$34,407	5.8%
Class A	30,162	1.1
Class C	28,508	2.4
Class I	30,399,552	6.4

mainstayinvestments.com	29

Notes to Financial Statements (continued)

Note 4–Federal Income Tax

As of October 31, 2013, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$39,344,783	$64,086,902	$—	$88,482,980	$191,914,665

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, partnerships and return of capital distributions received.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2013 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(541,391)	$541,391	$—

The reclassifications for the Fund are primarily due to foreign currency gain (loss), short sale adjustments, return of capital distributions received and Real Estate Investment Trusts (REITs).

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 shown in the Statements of Changes in Net Assets was as follows:

	2013	2012
Distributions paid from:
Ordinary Income	$17,300,498	$2,634,363
Long-Term Capital Gain	15,496,374	30,771,977
Total	$32,796,872	$33,406,340

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon and State Street, who serve as the agents to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 28, 2013, the aggregate commitment amount was $200,000,000 with an optional maximum amount of $250,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2013.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2013, purchases and sales of securities, other than short-term securities, were $854,536 and $1,053,852, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2013:
Shares sold	48,109	$453,263
Shares issued to shareholders in reinvestment of dividends and distributions	1,318	10,174
Shares redeemed	(3,844)	(36,252)

Net increase (decrease) in shares outstanding before conversion	45,583	427,185
Shares converted into Investor Class (See Note 1)	314	3,039
Shares converted from Investor Class (See Note 1)	(6,272)	(56,417)

Net increase (decrease)	39,625	$373,807

Year ended October 31, 2012:
Shares sold	6,281	$49,206
Shares issued to shareholders in reinvestment of dividends and distributions	1,368	9,929
Shares redeemed	(2,705)	(21,154)

Net increase (decrease) in shares outstanding before conversion	4,944	37,981
Shares converted from Investor Class (See Note 1)	(2,084)	(15,816)

Net increase (decrease)	2,860	$22,165

30	MainStay U.S. Equity Opportunities Fund

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	334,215	$2,968,145
Shares issued to shareholders in reinvestment of dividends and distributions	3,513	27,185
Shares redeemed	(142,108)	(1,246,134)

Net increase (decrease) in shares outstanding before conversion	195,620	1,749,196
Shares converted into Class A (See Note 1)	6,244	56,417
Shares converted from Class A (See Note 1)	(313)	(3,039)

Net increase (decrease)	201,551	$1,802,574

Year ended October 31, 2012:
Shares sold	72,044	$572,952
Shares issued to shareholders in reinvestment of dividends and distributions	3,986	29,018
Shares redeemed	(70,619)	(570,116)

Net increase (decrease) in shares outstanding before conversion	5,411	31,854
Shares converted into Class A (See Note 1)	2,078	15,816

Net increase (decrease)	7,489	$47,670

Class C	Shares	Amount
Year ended October 31, 2013:
Shares sold	79,282	$710,174
Shares issued to shareholders in reinvestment of dividends and distributions	1,228	9,086
Shares redeemed	(15,501)	(139,003)

Net increase (decrease)	65,009	$580,257

Year ended October 31, 2012:
Shares sold	19,174	$149,939
Shares issued to shareholders in reinvestment of dividends and distributions	1,331	9,357
Shares redeemed	(13,303)	(104,987)

Net increase (decrease)	7,202	$54,309

Class I	Shares	Amount
Year ended October 31, 2013:
Shares sold	7,735,794	$66,885,346
Shares issued to shareholders in reinvestment of dividends and distributions	4,219,230	32,697,286
Shares redeemed	(21,267,142)	(199,047,443)

Net increase (decrease)	(9,312,118)	$(99,464,811)

Year ended October 31, 2012:
Shares sold	19,893,100	$154,143,081
Shares issued to shareholders in reinvestment of dividends and distributions	4,571,556	33,326,645
Shares redeemed	(17,135,296)	(136,798,940)

Net increase (decrease)	7,329,360	$50,670,786

Note 9–Litigation

The Fund has been named as a defendant and a putative member of the proposed defendant group of shareholders in the case now entitled

Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, which was served on the Fund in October 2012, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to recover proceeds received by shareholders through the LBO from a putative defendant class comprised of former Tribune shareholders other than the insiders, major shareholders and certain other defendants. The sole claim and cause of action brought against the Fund either as a named defendant or as a member of the putative defendant class is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Fund as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On October 21, 2013, the District Court granted the plaintiff’s motion to enlarge the time for service of summonses and complaints in the FitzSimons action through and including January 14, 2014.

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the state law constructive fraudulent conveyance actions (“SLCFC actions”), including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On November 20, 2013, the District Court issued Master Case Order No. 4 governing the next steps in the FitzSimons action, including the protocol for filing of any motions to dismiss the lawsuit.

The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Portfolio	Proceeds	Cost Basis
MainStay U.S. Equity Opportunities Fund	$45,424	$44,515

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset values.

mainstayinvestments.com	31

Notes to Financial Statements (continued)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2013, events and transactions subsequent to October 31, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

At a meeting of the Board of the MainStay Funds Trust on December 11, 2013, the Board approved changes to the Fund’s principal investment strategies. Please see the supplement dated December 13, 2013 for specific details.

32	MainStay U.S. Equity Opportunities Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay U.S. Equity Opportunities Fund (the “Fund”), formerly the MainStay 130/30 Core Fund, one of the funds constituting MainStay Funds Trust, as of October 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay U.S. Equity Opportunities Fund of MainStay Funds Trust as of October 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 20, 2013

mainstayinvestments.com	33

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $15,496,374 as long term capital gain distribution.

For the fiscal year ended October 31, 2013, the Fund designated approximately $10,807,108 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2013 should be multiplied by 59.1% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2014, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2013. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2013.

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC their proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

34	MainStay U.S. Equity Opportunities Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008***.	Chief Investment Officer, New York Life Insurance Company (since 2011); President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC (since 2008); Member of the Board, MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, and Cornerstone Capital Management Holdings LLC (fka Madison Square Investors LLC) (since 2008); Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012); Member of the Board of Private Advisors, L.L.C.(since 2010); Member of the Board of MCF Capital Management LLC (since 2012); and President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	79

MainStay VP Funds Trust:
Trustee since 2008
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com	35

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990***.	President; Strategic Management Advisors LLC (since 1990)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (50 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011; Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios); State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002***.	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	79

MainStay VP Funds Trust:
Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Managing Director, ICC Capital Management; President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	79

MainStay VP Funds Trust: Trustee
since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

36	MainStay U.S. Equity Opportunities Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009.	Visiting Professor, University of California—San Diego (since 2012); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School Business, University of Chicago (since 2008)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	79

MainStay VP Funds Trust:
Trustee since 1997
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (25 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

mainstayinvestments.com	37

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.*

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance, New York Life Investment Management LLC (since 2009); Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2009)**; Assistant Secretary, MainStay Funds (2006 to 2008) and MainStay VP Series Fund, Inc. (2005 to 2008)**
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (2006 to 2012); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

38	MainStay U.S. Equity Opportunities Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-31959 MS322-13	MSUER11-12/13 NL0C2

MainStay High Yield Opportunities Fund

Message from the President and Annual Report

October 31, 2013

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Message from the President

With a few notable exceptions, major stock markets around the world tended to advance strongly during the 12 months ended October 31, 2013. According to Russell data, many U.S. stock indexes rose more than 25%, and some exceeded 30%. In the United States, growth stocks tended to outperform value stocks, but the differences were slight among large-capitalization issues.

European stocks were generally strong, with some regional variations. The market seemed convinced that the European Union would remain intact and that economic recovery would be possible, even in troubled peripheral nations. Japanese stocks advanced as the yen weakened and monetary and fiscal stimulus plans went into effect. Slowing growth prospects for China, however, led to weaker stock-market performance for that nation and its major suppliers, including Peru, Chile and Indonesia.

In the United States, stocks were buoyed by steady progress in corporate earnings and general improvements in profits. Stock prices occasionally faltered as politicians debated the so-called fiscal cliff, imposed a government shutdown and wrangled over debt limits. But stocks quickly recovered when agreements were reached and the government shutdown ended.

The Federal Reserve maintained the federal funds target rate in a range near zero, which drew money into stocks. When the Federal Reserve suggested that it might begin to gradually taper its security purchases, however, U.S. Treasury yields rose sharply. Stocks that tend to serve as a proxy for yield, including real estate investment trusts (REITs) and utilities, sold off. In September, the Federal Reserve noted that economic conditions did not yet warrant the anticipated tapering, and the announcement helped calm investor concerns.

Rising interest rates left many bond investors in negative territory for the 12 months ended October 31, 2013. (Bond prices tend to fall as interest rates rise and tend to rise as interest rates fall.) As an asset class, U.S. Treasury securities generally provided negative total returns, as did many high-grade bonds. Searching for additional yield, many fixed-income investors took on the higher risk of high-yield bonds, which advanced during the reporting period. Others moved into convertible bonds, which generally benefited from the rising stock market.

Through all of these market changes, the portfolio managers of MainStay Funds focused on the investment objectives of their respective Funds and on the available investment strategies. Our portfolio managers used disciplined investment techniques, seeking to achieve long-term results consistent with their mandate.

Whether the markets go up or down, we believe that shareholders do well to maintain a long-term, wide-range perspective. With appropriate diversification, negative results in one asset class may be balanced by positive results in others. While some investors find volatility troublesome, experienced investors know that without it, market opportunities would be limited.

The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2013. While past performance is no guarantee of future results, we encourage you to get invested, stay invested and add to your investments whenever you can.

We thank you for choosing MainStay Funds, and we look forward to strengthening our relationship over time.

Sincerely,

Stephen P. Fisher

President

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (800-624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2013

Class	Sales Charge		One Year	Five Years	Since Inception (12/14/07)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	4.01 8.91%	16.06 17.13%	10.17 11.04%	1.61 1.61%
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	3.94 8.83	16.09 17.17	10.22 11.08	1.64 1.64
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	7.00 8.00	16.25 16.25	10.20 10.20	2.36 2.36
Class I Shares	No Sales Charge		9.09	17.44	11.35	1.39

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Since Inception
Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index[4]	8.82%	18.11%	9.72%
Average Lipper High Yield Fund[5]	8.19	15.21	7.81

4.	The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index. The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The average Lipper high yield fund is representative of funds that, by portfolio practice, aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay High Yield Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay High Yield Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2013, to October 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2013, to October 31, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/13	Ending Account Value (Based on Actual Returns and Expenses) 10/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,015.30	$7.37	$1,017.90	$7.38

Class A Shares	$1,000.00	$1,015.00	$7.57	$1,017.70	$7.58

Class C Shares	$1,000.00	$1,010.60	$11.15	$1,014.10	$11.17

Class I Shares	$1,000.00	$1,015.40	$6.30	$1,019.00	$6.31

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.45% for Investor Class, 1.49% for Class A, 2.20% for Class C and 1.24% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of October 31, 2013 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of October 31, 2013 (excluding short-term investment) (Unaudited)

1.	American International Group, Inc., 4.875%–8.625%, due 3/15/67–5/22/68
2.	Ford Motor Co.
3.	Caesars Entertainment Operating Co., Inc., 9.00%, due 2/15/20
4.	Reynolds Group Issuer, Inc., 8.25%–9.875%, due 5/15/18–2/15/21
5.	Royal Bank of Scotland N.V., 4.70%, due 6/10/19
6.	Chesapeake Energy Corp., 6.625%, due 8/15/20
7.	MGM Resorts International, 6.75%–8.625%, due 2/1/19–10/1/20
8.	Sprint Communications, Inc., 6.00%–8.375%, due 8/15/17–11/15/22
9.	Sprint Capital Corp., 6.875%–8.75%, due 5/1/19–3/15/32
10.	ArcelorMittal, 7.25%–7.50%, due 10/15/39–3/1/41

Top Five Short Positions as of October 31, 2013 (Unaudited)

1.	United States Treasury Notes, 0.875%–3.50%, due 2/28/17–2/15/18
2.	Levi Strauss & Co., 7.625%, due 5/15/20
3.	Nordstrom, Inc., 6.25%, due 1/15/18
4.	SunTrust Bank, 7.25%, due 3/15/18
5.	Rock-Tenn Co. Class A

8	MainStay High Yield Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Louis N. Cohen, CFA, Michael Kimble, CFA, and Taylor Wagenseil of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay High Yield Opportunities Fund perform relative to its benchmark and peers during the 12 months ended October 31, 2013?

Excluding all sales charges, MainStay High Yield Opportunities Fund returned 8.91% for Investor Class shares, 8.83% for Class A shares and 8.00% for Class C shares for the 12 months ended October 31, 2013. Over the same period, the Fund’s Class I shares returned 9.09%. For the 12 months ended October 31, 2013, Investor Class, Class A and Class I shares outperformed—and Class C shares underperformed—the 8.82% return of the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index,1 which is the Fund’s broad-based securities-market index, and the 8.19% return of the average Lipper2 high yield fund. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Though there have been pockets of volatility throughout the reporting period, the technicals of the high-yield market remained intact. On the demand side, retail high-yield bond funds have continued to see positive flows. On the supply side, the new-issue market remained strong, with over $340 billion of new issuance through the first 10 months of 2013.

During the reporting period, the Fund performed generally in line with the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index and was in the top third of its Lipper peer group. The gradually improving economy, plus investors’ demand for yield, continued to be a tailwind for the high-yield bond market.

Overall, the Fund’s positioning did not change much during the reporting period. Our bias toward market segments that tend to be more cyclical, such as financials, gaming, homebuilders, building materials and steel, have continued to perform well for the Fund.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund was invested in currency forwards, which were used to hedge non-dollar exposure. Though these forwards generated a negative return, the overall impact to the Fund’s performance was offset by the bonds’ being in local currency.

What was the Fund’s duration3 strategy during the reporting period?

The Fund’s duration was shorter than that of the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index during the reporting period. In general, high-yield bonds tend to have shorter durations than their investment-grade counterparts. High-yield bonds also tend to have a low correlation to U.S. Treasury securities, so they have a lower sensitivity to interest rates. During the reporting period, we used U.S. Treasury futures to shorten the Fund’s duration and reduce exposure to a rise in interest rates.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

There were many macro factors to consider, and the Fund experienced periods of market volatility. Even so, we did not make any material changes to the Fund’s positioning during the reporting period. Back in 2009, at the beginning of the economic recovery in the United States, we decided that accommodative monetary policy by the Federal Reserve and improving economic data would be positive signs for spread product4 such as high-yield corporate bonds.

During the reporting period, we saw several reasons to believe that the market would continue to favor spread product. The low interest-rate environment sparked healthy demand for higher-yielding products. Improving profitability signaled that corporations were doing more with less: less leverage, less short-term debt and smaller funding gaps. In our opinion, improving credit fundamentals would support narrower spreads (or less compensation for assuming credit risk) alongside a favorable balance of supply and demand for corporate debt.

During the reporting period, which market segments were the strongest contributors to the Fund’s performance and which market segments were particularly weak?

Among the top-performing market segments in the Fund during the reporting period were financials, gaming, homebuilders, building materials and steel. Energy and utilities were among the weaker-performing market segments. Active sector rotation has been less important at this stage in the economic cycle, as

1.	See footnote on page 6 for more information on the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” may refer to securities or asset classes that typically trade at a spread to comparable U.S. Treasury securities.

mainstayinvestments.com	9

we continue to maintain a Fund beta5 at or slightly above the market.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund purchased bonds of U.S. Airways Group, Valeant Pharmaceuticals International and Sprint. We bought bonds of U.S. Airways Group because we believed that the fundamental landscape for airlines had improved. With consolidation and more revenue from ancillary services, airlines have been able to book relatively solid results. The Valeant Pharmaceuticals International bonds were issued to fund the company’s acquisition of Bausch & Lomb. The Sprint bonds were issued to fund a comprehensive capital expenditure program, as the telecommunications company was being acquired by Softbank, an investment-grade company. We believed that the bonds from Valeant Pharmaceuticals International and Sprint were issued at attractive levels.

During the reporting period, the Fund sold positions in oil & gas exploration & production company Plains Exploration & Production and telecommunications equipment company Lucent Technologies. We sold the Fund’s bond position in Plains Exploration & Production after the company was upgraded to investment-grade following its acquisition by Freeport-McMoRan

Copper & Gold. The bonds of Lucent Technologies rebounded during the reporting period, as the company refinanced debt and produced better results. The bonds, however, rose to a level that in our view made them an unattractive holding, in light of their long duration and relatively tight spread.

How did the Fund’s sector weightings change during the reporting period?

We made no significant changes to the Fund’s sector weightings relative to the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index. Any modest changes in sector weightings were driven by individual security selection rather than sector rotation.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2013, the Fund held overweight positions relative to the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index in gaming, housing and financials. As of the same date, the Fund was underweight relative to the Index in health care and energy. As of October, 31, 2013, the Fund’s duration was shorter than that of the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index.

5.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay High Yield Opportunities Fund

Portfolio of Investments October 31, 2013

	Principal Amount	Value

Long-Term Bonds 93.5%† Asset-Backed Securities 2.2%
Airlines 0.6%
America West Airlines Pass-Through Trust Series 2000-1, Class G 8.057%, due 7/2/20	$1,423,064	$1,529,794
Continental Airlines, Inc. Series 2004-ERJ1, Class A 9.558%, due 3/1/21	4,262,608	4,731,495
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 5/1/21	875,340	956,309

		7,217,598

Home Equity ABS 1.4%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.23%, due 10/25/36 (a)(b)	2,468,268	2,070,156
Citigroup Mortgage Loan Trust Series 2007-AHL2, Class A3A 0.24%, due 5/25/37 (a)(b)	620,134	469,887
Equifirst Loan Securitization Trust Series 2007-1, Class A2A 0.23%, due 4/25/37 (a)(b)	96,371	94,362
First NLC Trust Series 2007-1, Class A1 0.24%, due 8/25/37 (a)(b)(c)	1,102,648	552,940
GSAA Home Equity Trust
Series 2006-14, Class A1 0.22%, due 9/25/36 (a)(b)	474,360	230,513
Series 2006-18, Class AV1 0.24%, due 11/25/36 (a)(b)	116,762	50,018
Series 2007-5, Class 2A1A 0.29%, due 4/25/47 (a)(b)	436,525	324,662
Home Equity Loan Trust Series 2007-FRE1, Class 2AV1 0.30%, due 4/25/37 (a)(b)	531,161	493,239
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.27%, due 4/25/37 (a)(b)	1,556,594	1,391,990
JP Morgan Mortgage Acquisition Corp.
Series 2007-HE1, Class AF1 0.27%, due 3/25/47 (a)(b)	729,527	517,526
Series 2007-CH2, Class AF2 5.218%, due 1/25/37 (b)(d)	1,580,429	1,301,937
Merrill Lynch Mortgage Investors Trust Series 2007-MLN1, Class A2A 0.28%, due 3/25/37 (a)(b)	1,902,647	1,291,176

	Principal Amount	Value

Home Equity ABS (continued)
Morgan Stanley ABS Capital I, Inc.
Series 2006-HE6, Class A2B 0.27%, due 9/25/36 (a)(b)	$948,385	$554,067
Series 2006-HE8, Class A2B 0.27%, due 10/25/36 (a)(b)	233,386	123,855
Series 2007-NC2, Class A2FP 0.32%, due 2/25/37 (a)(b)	1,824,451	981,190
Option One Mortgage Loan Trust Series 2006-2, Class 2A2 0.27%, due 7/25/36 (a)(b)	616,937	375,564
Renaissance Home Equity Loan Trust Series 2007-2, Class AF1 5.893%, due 6/25/37 (b)(d)	3,301,848	1,836,092
Securitized Asset Backed Receivables LLC Trust
Series 2006-FR4, Class A2A 0.25%, due 8/25/36 (a)(b)	3,189,270	1,260,090
Series 2007-BR4, Class A2A 0.26%, due 5/25/37 (a)(b)	1,167,316	654,052
Soundview Home Equity Loan Trust
Series 2007-OPT1, Class 2A1 0.25%, due 6/25/37 (a)(b)	1,385,279	1,028,864
Series 2006-EQ2, Class A2 0.28%, due 1/25/37 (a)(b)	2,044,006	1,259,028
Specialty Underwriting & Residential Finance Trust Series 2006-BC4, Class A2B 0.28%, due 9/25/37 (a)(b)	2,783,618	1,482,830

		18,344,038

Student Loans 0.2%
Keycorp Student Loan Trust Series 2000-A, Class A2 0.582%, due 5/25/29 (a)	2,812,260	2,583,890

Total Asset-Backed Securities (Cost $31,399,912)		28,145,526

Corporate Bonds 77.5%
Aerospace & Defense 1.4%
Alliant Techsystems, Inc. 5.25%, due 10/1/21 (c)	7,200,000	7,245,000
B/E Aerospace, Inc. 6.875%, due 10/1/20 (e)	1,670,000	1,841,175
Ducommun, Inc. 9.75%, due 7/15/18	2,630,000	2,939,025
TransDigm, Inc. 7.75%, due 12/15/18	5,715,000	6,143,625

		18,168,825

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Airlines 1.5%
Continental Airlines, Inc.
7.875%, due 1/2/20	$2,174,732	$2,316,090
9.798%, due 10/1/22	1,103,876	1,230,822
Delta Air Lines, Inc. Series 2010-2 Class B Pass Through Trust 6.75%, due 5/23/17 (e)	4,000,000	4,220,000
U.S. Airways Group, Inc.
6.125%, due 6/1/18	2,000,000	1,967,500
Series A 6.25%, due 10/22/24	838,604	888,920
U.S. Airways, Inc. Series 2012-1B, Pass Through Trust 8.00%, due 4/1/21	5,222,836	5,719,005
UAL 2009-2B Pass-Through Trust 12.00%, due 7/15/17 (c)	2,078,389	2,343,384

		18,685,721

Auto Manufacturers 1.8%
Chrysler Group LLC / CG Co-Issuer, Inc.
8.00%, due 6/15/19	535,000	592,513
8.25%, due 6/15/21	7,138,000	8,074,863
♦Ford Motor Co.
7.50%, due 8/1/26	255,000	307,957
8.90%, due 1/15/32	410,000	529,895
9.98%, due 2/15/47 (e)	2,000,000	2,793,338
Navistar International Corp. 8.25%, due 11/1/21 (e)	10,550,000	10,774,187

		23,072,753

Auto Parts & Equipment 1.8%
Dana Holding Corp. 5.375%, due 9/15/21	4,645,000	4,749,513
Goodyear Tire & Rubber Co. (The)
7.00%, due 5/15/22	6,160,000	6,622,000
8.25%, due 8/15/20	4,025,000	4,548,250
Schaeffler Finance B.V. 4.75%, due 5/15/21 (c)	6,880,000	6,862,800

		22,782,563

Banks 5.5%
Ally Financial, Inc. 8.00%, due 11/1/31	4,450,000	5,293,545
Banco de Bogota S.A. 5.375%, due 2/19/23 (c)	5,800,000	5,742,000
Banco do Brasil S.A. 5.875%, due 1/19/23 (c)	5,700,000	5,643,000
Bank of America Corp. 8.00%, due 12/29/49 (a)	504,000	558,180
Deutsche Postbank Funding Trust IV 5.983%, due 6/29/49 (a)	€9,400,000	12,719,450

	Principal Amount		Value

Banks (continued)
Dresdner Funding Trust I 8.151%, due 6/30/31 (c)		$5,500,000	$5,568,750
Fifth Third Capital Trust IV 6.50%, due 4/15/67 (a)(e)		2,105,000	2,078,688
Industrial Senior Trust 5.50%, due 11/1/22 (c)		7,500,000	6,937,500
LBG Capital No.1 PLC
8.00%, due 12/29/49 (a)(c)		3,000,000	3,187,500
11.04%, due 3/19/20		£240,000	443,500
Lloyds TSB Bank PLC 13.00%, due 12/19/21 (a)	A$	1,811,000	2,051,438
Mellon Capital III 6.369%, due 9/5/66 (a)		£5,100,000	8,152,804
National Capital Trust I Series Reg S 5.62%, due 9/29/49 (a)		5,000,000	8,269,531
SunTrust Bank 7.25%, due 3/15/18 (e)		$2,000,000	2,402,076
Wachovia Capital Trust III 5.57%, due 3/29/49 (a)		1,000,000	935,000

			69,982,962

Building Materials 2.5%
Associated Materials LLC / AMH New Finance, Inc. 9.125%, due 11/1/17		5,800,000	6,184,250
Cemex Espana Luxembourg 9.25%, due 5/12/20 (c)		5,350,000	5,831,500
Desarrolladora Homex S.A.B. de C.V. 7.50%, due 9/28/15		1,000,000	165,000
Hanson Ltd. 6.125%, due 8/15/16 (e)		3,655,000	4,011,363
Texas Industries, Inc. 9.25%, due 8/15/20		7,798,000	8,616,790
USG Corp.
6.30%, due 11/15/16		3,125,000	3,343,750
8.375%, due 10/15/18 (c)		3,825,000	4,159,687

			32,312,340

Chemicals 1.4%
Hexion U.S. Finance Corp. 6.625%, due 4/15/20		1,275,000	1,294,125
Hexion U.S. Finance Corp. / Hexion Nova Scotia Finance ULC 8.875%, due 2/1/18		6,710,000	6,911,300
Huntsman International LLC 8.625%, due 3/15/21		2,980,000	3,345,050
Momentive Performance Materials, Inc.
8.875%, due 10/15/20		1,000,000	1,057,500
10.00%, due 10/15/20		2,660,000	2,793,000

12	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Chemicals (continued)
U.S. Coatings Acquisition, Inc. / Flash Dutch 2 B.V. 7.375%, due 5/1/21 (c)	$2,000,000	$2,125,000

		17,525,975

Coal 0.8%
Alpha Natural Resources, Inc.
6.00%, due 6/1/19	2,100,000	1,806,000
6.25%, due 6/1/21	835,000	707,663
Arch Coal, Inc.
7.00%, due 6/15/19	3,475,000	2,693,125
7.25%, due 10/1/20	571,000	434,674
7.25%, due 6/15/21	1,245,000	949,312
Peabody Energy Corp. 6.00%, due 11/15/18	3,725,000	3,929,875

		10,520,649

Commercial Services 2.7%
Ashtead Capital, Inc. 6.50%, due 7/15/22 (c)	2,740,000	2,938,650
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.50%, due 4/1/23	5,810,000	5,693,800
Hertz Corp. (The) 7.375%, due 1/15/21	3,345,000	3,712,950
Iron Mountain, Inc. 6.00%, due 8/15/23	8,600,000	8,750,500
United Rentals North America, Inc.
7.375%, due 5/15/20	975,000	1,087,125
7.625%, due 4/15/22	955,000	1,069,600
8.375%, due 9/15/20	9,725,000	10,867,687

		34,120,312

Computers 0.7%
SunGard Data Systems, Inc.
6.625%, due 11/1/19	6,135,000	6,411,075
7.625%, due 11/15/20	2,507,000	2,729,496

		9,140,571

Cosmetics & Personal Care 0.4%
Albea Beauty Holdings S.A. 8.375%, due 11/1/19 (c)	5,020,000	5,283,550

Diversified Financial Services 1.1%
Ford Holdings LLC
9.30%, due 3/1/30 (e)	2,475,000	3,424,232
9.375%, due 3/1/20	210,000	270,537
GE Capital Trust II 5.50%, due 9/15/67 (a)	€3,345,000	4,774,296

	Principal Amount	Value

Diversified Financial Services (continued)
GE Capital Trust IV Series Reg S 4.625%, due 9/15/66 (a)	€2,828,000	$3,878,112
General Electric Capital Corp.
Series Reg S 5.50%, due 9/15/67 (a)	1,000,000	1,425,637
Series Reg S 6.50%, due 9/15/67 (a)	£405,000	694,183

		14,466,997

Electric 0.5%
Calpine Corp. 7.875%, due 7/31/20 (c)	$4,950,000	5,407,875
NRG Energy, Inc. 8.25%, due 9/1/20 (e)	1,000,000	1,115,000

		6,522,875

Entertainment 2.4%
GLP Capital LP / GLP Financing II, Inc. 4.375%, due 11/1/18 (c)	6,150,000	6,273,000
Isle of Capri Casinos, Inc.
7.75%, due 3/15/19	5,500,000	5,898,750
8.875%, due 6/15/20	3,750,000	3,993,750
Mohegan Tribal Gaming Authority
9.75%, due 9/1/21 (c)	3,960,000	4,266,900
11.00%, due 9/15/18 (c)	1,000,000	1,002,500
Pinnacle Entertainment, Inc.
7.75%, due 4/1/22	6,255,000	6,841,406
8.75%, due 5/15/20	2,000,000	2,210,000

		30,486,306

Finance—Auto Loans 0.2%
Banque PSA Finance S.A. 5.75%, due 4/4/21 (c)	3,000,000	3,045,900

Finance—Commercial 0.1%
Textron Financial Corp. 6.00%, due 2/15/67 (a)(c)	1,010,000	893,850

Finance—Consumer Loans 2.1%
HSBC Finance Capital Trust IX 5.911%, due 11/30/35 (a)	5,980,000	6,170,642
SLM Corp.
4.75%, due 3/17/14	€1,750,000	2,398,118
7.25%, due 1/25/22 (e)	$650,000	695,500
8.00%, due 3/25/20	6,000,000	6,855,000
Springleaf Finance Corp.
4.125%, due 11/29/13	€1,500,000	2,035,606
6.00%, due 6/1/20 (c)	$2,500,000	2,462,500
6.50%, due 9/15/17 (e)	3,000,000	3,180,000
7.75%, due 10/1/21 (c)	2,840,000	3,053,000

		26,850,366

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Finance—Other Services 0.6%
Ausdrill Finance Pty, Ltd. 6.875%, due 11/1/19 (c)	$6,695,000	$6,209,613
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 7.75%, due 1/15/16	1,455,000	1,498,650

		7,708,263

Food 2.1%
JBS Finance II, Ltd. 8.25%, due 1/29/18 (c)	8,000,000	8,380,000
Minerva Luxembourg S.A. 7.75%, due 1/31/23 (c)	7,875,000	7,638,750
Post Holdings, Inc. 7.375%, due 2/15/22 (c)	5,655,000	6,029,644
Smithfield Foods, Inc. 6.625%, due 8/15/22	5,085,000	5,351,962

		27,400,356

Forest Products & Paper 0.3%
Newpage Corp. (Escrow Shares) 10.00%, due 5/1/12 (f)(g)	1,000,000	100
Norske Skogindustrier A.S.A. 7.125%, due 10/15/33 (c)	2,275,000	1,092,000
Stora Enso OYJ 7.25%, due 4/15/36 (c)	3,000,000	2,805,000

		3,897,100

Hand & Machine Tools 0.9%
Mcron Finance Sub LLC / Mcron Finance Corp. 8.375%, due 5/15/19 (c)	5,400,000	5,980,500
Milacron LLC / Mcron Finance Corp. 7.75%, due 2/15/21 (c)	6,000,000	6,270,000

		12,250,500

Health Care—Products 1.0%
Alere, Inc.
6.50%, due 6/15/20	4,190,000	4,294,750
7.25%, due 7/1/18	1,461,000	1,603,448
8.625%, due 10/1/18 (e)	2,000,000	2,172,500
Kinetic Concepts, Inc. / KCI U.S.A., Inc. 10.50%, due 11/1/18	4,525,000	5,101,937

		13,172,635

Health Care—Services 1.6%
DaVita HealthCare Partners, Inc. 5.75%, due 8/15/22	4,500,000	4,618,125
Fresenius Medical Care U.S. Finance, Inc. 6.875%, due 7/15/17 (h)	2,100,000	2,373,000
HCA Holdings, Inc. 7.75%, due 5/15/21	4,250,000	4,653,750

	Principal Amount	Value

Health Care—Services (continued)
Tenet Healthcare Corp. 8.125%, due 4/1/22 (c)	$8,555,000	$9,367,725

		21,012,600

Home Builders 2.6%
Beazer Homes USA, Inc.
7.25%, due 2/1/23 (e)	4,540,000	4,381,100
8.125%, due 6/15/16 (e)	4,000,000	4,430,000
9.125%, due 6/15/18	575,000	613,812
K Hovnanian Enterprises, Inc. 7.25%, due 10/15/20 (c)	6,080,000	6,475,200
KB Home 9.10%, due 9/15/17	5,000,000	5,825,000
PulteGroup, Inc. 7.875%, due 6/15/32	5,295,000	5,400,900
Shea Homes, L.P. / Shea Homes Funding Corp. 8.625%, due 5/15/19	5,500,000	6,091,250

		33,217,262

Household Products & Wares 1.4%
♦Reynolds Group Issuer, Inc.
8.25%, due 2/15/21 (e)	2,600,000	2,704,000
8.50%, due 5/15/18 (e)	5,175,000	5,485,500
9.00%, due 4/15/19	1,315,000	1,407,050
9.875%, due 8/15/19	8,066,000	8,923,013

		18,519,563

Insurance 4.4%
♦American International Group, Inc.
4.875%, due 3/15/67 (a)	€6,100,000	8,118,696
Series A2 5.75%, due 3/15/67 (a)	£4,200,000	6,579,388
5.75%, due 3/15/67 (a)	2,500,000	3,916,303
Series Reg S 8.00%, due 5/22/68 (a)	€3,750,000	5,901,118
8.175%, due 5/15/68 (a)(e)	$4,000,000	4,930,000
Series Reg S 8.625%, due 5/22/68 (a)	£1,000,000	1,875,977
Hartford Financial Services Group, Inc. 6.00%, due 1/15/19 (e)	$1,450,000	1,692,568
Liberty Mutual Group, Inc.
7.80%, due 3/7/87 (c)	3,000,000	3,270,000
10.75%, due 6/15/88 (a)(c)	2,000,000	3,040,000
Lincoln National Corp.
6.05%, due 4/20/67 (a)(e)	3,000,000	2,977,500
7.00%, due 5/17/66 (a)(e)	3,840,000	3,964,800
Oil Insurance, Ltd. 3.23%, due 12/29/49 (a)(c)	3,250,000	2,958,689
Pacific Life Insurance Co.
7.90%, due 12/30/23 (c)	2,000,000	2,588,414
9.25%, due 6/15/39 (c)	1,000,000	1,402,729

14	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Insurance (continued)
Swiss Re Capital I, L.P. 6.854%, due 5/29/49 (a)(c)	$2,500,000	$2,662,500

		55,878,682

Iron & Steel 2.9%
AK Steel Corp.
7.625%, due 5/15/20	3,985,000	3,566,575
8.375%, due 4/1/22	2,700,000	2,416,500
APERAM 7.375%, due 4/1/16 (c)	5,215,000	5,371,450
♦ArcelorMittal
7.25%, due 3/1/41	5,825,000	5,606,563
7.50%, due 10/15/39	7,975,000	7,875,312
Severstal Oao Via Steel Capital S.A. 5.90%, due 10/17/22 (c)	6,000,000	5,842,500
United States Steel Corp.
7.00%, due 2/1/18	2,145,000	2,316,600
7.375%, due 4/1/20	2,855,000	3,012,025
7.50%, due 3/15/22	1,400,000	1,466,500

		37,474,025

Leisure Time 0.2%
Royal Caribbean Cruises, Ltd. 7.50%, due 10/15/27 (e)	3,000,000	3,210,000

Lodging 3.2%
♦Caesars Entertainment Operating Co., Inc. 9.00%, due 2/15/20	22,495,000	21,089,062
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Properties 8.00%, due 10/1/20 (c)	3,475,000	3,483,688
♦MGM Resorts International
6.75%, due 10/1/20	10,859,000	11,836,310
8.625%, due 2/1/19	3,975,000	4,665,656

		41,074,716

Machinery—Construction & Mining 0.6%
Terex Corp.
6.00%, due 5/15/21	6,620,000	6,917,900
6.50%, due 4/1/20	750,000	802,500

		7,720,400

Media 2.0%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.75%, due 1/15/24	6,680,000	6,329,300
Clear Channel Communications, Inc.
5.50%, due 12/15/16 (e)	3,000,000	2,572,500
6.875%, due 6/15/18	2,020,000	1,706,900
9.00%, due 3/1/21	3,105,000	3,128,287

	Principal Amount	Value

Media (continued)
Clear Channel Worldwide Holdings, Inc.
7.625%, due 3/15/20	$559,000	$591,143
Series B 7.625%, due 3/15/20	5,246,000	5,600,105
DISH DBS Corp. 6.75%, due 6/1/21	5,120,000	5,542,400

		25,470,635

Metal Fabricate & Hardware 0.3%
Mueller Water Products, Inc.
7.375%, due 6/1/17 (e)	1,875,000	1,931,250
8.75%, due 9/1/20	1,476,000	1,653,120

		3,584,370

Mining 2.0%
Aleris International, Inc.
6.00%, due 6/1/20 (c)(f)(g)(i)	11,797	11,797
7.625%, due 2/15/18	3,755,000	3,980,300
7.875%, due 11/1/20	4,375,000	4,637,500
FMG Resources (August 2006) Pty, Ltd. 7.00%, due 11/1/15 (c)	4,475,000	4,642,813
Novelis, Inc. 8.75%, due 12/15/20	2,200,000	2,447,500
Vedanta Resources PLC
6.75%, due 6/7/16 (c)	1,000,000	1,042,500
8.25%, due 6/7/21 (c)	8,435,000	8,688,050

		25,450,460

Miscellaneous—Manufacturing 0.3%
Bombardier, Inc. 7.75%, due 3/15/20 (c)	2,995,000	3,414,300

Office Furnishings 0.1%
Interface, Inc. 7.625%, due 12/1/18 (e)	1,700,000	1,848,750

Oil & Gas 7.3%
Berry Petroleum Co. 6.375%, due 9/15/22	7,995,000	8,234,850
♦Chesapeake Energy Corp. 6.625%, due 8/15/20	15,100,000	17,025,250
Concho Resources, Inc. 6.50%, due 1/15/22 (e)	2,500,000	2,731,250
EP Energy LLC / EP Energy Finance, Inc. 9.375%, due 5/1/20	8,020,000	9,263,100
Hilcorp Energy I, L.P. / Hilcorp Finance Co. 7.625%, due 4/15/21 (c)	4,770,000	5,175,450
Linn Energy LLC / Linn Energy Finance Corp.
7.00%, due 11/1/19 (c)	5,455,000	5,441,362
7.75%, due 2/1/21	2,650,000	2,736,125
8.625%, due 4/15/20	4,220,000	4,494,300

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Oil & Gas (continued)
Petroleos de Venezuela S.A. Series Reg S 12.75%, due 2/17/22	$5,355,000	$5,301,450
Precision Drilling Corp.
6.50%, due 12/15/21 (e)	2,865,000	3,051,225
6.625%, due 11/15/20	1,600,000	1,704,000
Samson Investment Co. 10.25%, due 2/15/20 (c)	9,245,000	9,984,600
Swift Energy Co.
7.875%, due 3/1/22	5,000,000	5,012,500
8.875%, due 1/15/20	2,849,000	2,977,205
Whiting Petroleum Corp. 5.75%, due 3/15/21	9,450,000	9,993,375

		93,126,042

Oil & Gas Services 1.6%
Basic Energy Services, Inc.
7.75%, due 2/15/19	6,710,000	6,961,625
7.75%, due 10/15/22	2,025,000	2,045,250
CGG 6.50%, due 6/1/21 (e)	5,550,000	5,772,000
Hornbeck Offshore Services, Inc. 5.00%, due 3/1/21	5,950,000	5,845,875

		20,624,750

Packaging & Containers 0.4%
CB Smurfit Stone (Escrow Shares) 8.00%, due 3/15/17	2,000,000	2,600
Packaging Dynamics Corp. 8.75%, due 2/1/16 (c)	4,500,000	4,646,250

		4,648,850

Pharmaceuticals 0.6%
Valeant Pharmaceuticals International 7.50%, due 7/15/21 (c)	6,530,000	7,248,300

Pipelines 2.5%
Atlas Pipeline Partners, L.P. / Atlas Pipeline Finance Corp.
4.75%, due 11/15/21 (c)	3,000,000	2,820,000
5.875%, due 8/1/23 (c)	4,165,000	4,092,112
Georgian Oil and Gas Corp. 6.875%, due 5/16/17 (c)	5,350,000	5,577,375
Kinder Morgan, Inc. 5.00%, due 2/15/21	6,870,000	6,900,984
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp.
6.25%, due 6/15/22	1,333,000	1,446,305
6.50%, due 8/15/21	293,000	317,905

	Principal Amount	Value

Pipelines (continued)
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp.
4.25%, due 11/15/23 (c)	$3,000,000	$2,805,000
6.875%, due 2/1/21	5,500,000	5,926,250
7.875%, due 10/15/18	1,805,000	1,958,425

		31,844,356

Real Estate Investment Trusts 0.1%
American Tower Corp. 7.00%, due 10/15/17 (h)	1,100,000	1,277,132

Retail 0.2%
Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 7.50%, due 10/1/18	2,322,000	2,493,248

Semiconductors 1.0%
Freescale Semiconductor, Inc.
5.00%, due 5/15/21 (c)	3,150,000	3,063,375
6.00%, due 1/15/22 (c)	4,908,000	4,963,215
9.25%, due 4/15/18 (c)	5,013,000	5,420,306

		13,446,896

Software 0.6%
First Data Corp. 10.625%, due 6/15/21 (c)	7,600,000	8,160,500

Telecommunications 7.2%
Alcatel-Lucent USA, Inc. 6.45%, due 3/15/29	3,735,000	3,286,800
CommScope, Inc. 8.25%, due 1/15/19 (c)	9,175,000	10,069,562
Frontier Communications Corp. 8.50%, due 4/15/20	3,500,000	3,998,750
Hughes Satellite Systems Corp. 7.625%, due 6/15/21	5,601,000	6,133,095
Intelsat Jackson Holdings S.A. 7.25%, due 4/1/19	4,000,000	4,310,000
Intelsat Luxembourg S.A.
7.75%, due 6/1/21 (c)	6,584,000	6,946,120
8.125%, due 6/1/23 (c)	2,060,000	2,178,450
MetroPCS Wireless, Inc. 6.625%, due 11/15/20	1,550,000	1,639,125
Satelites Mexicanos S.A. de C.V. 9.50%, due 5/15/17	5,000,000	5,412,500
♦Sprint Capital Corp.
6.875%, due 11/15/28	1,450,000	1,377,500
6.90%, due 5/1/19	4,680,000	5,042,700
8.75%, due 3/15/32	6,685,000	7,236,513
♦Sprint Communications, Inc.
6.00%, due 11/15/22	6,325,000	6,230,125
8.375%, due 8/15/17	7,530,000	8,715,975

16	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Telecommunications (continued)
Sprint Corp. 7.875%, due 9/15/23 (c)	$3,500,000	$3,797,500
T-Mobile USA, Inc. 6.542%, due 4/28/20	8,000,000	8,480,000
ViaSat, Inc. 6.875%, due 6/15/20	4,030,000	4,211,350
Windstream Corp. 7.50%, due 4/1/23	3,000,000	3,127,500

		92,193,565

Transportation 2.6%
CEVA Group PLC 8.375%, due 12/1/17 (c)	7,060,000	7,307,100
CHC Helicopter S.A. 9.25%, due 10/15/20	9,555,000	10,319,400
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (c)	4,770,000	4,996,575
PHI, Inc. 8.625%, due 10/15/18 (e)	3,425,000	3,656,187
Ukraine Railways via Shortline PLC 9.50%, due 5/21/18 (c)	8,370,000	7,114,500

		33,393,762

Total Corporate Bonds (Cost $935,686,798)		994,624,533

Foreign Bonds 9.1%
Banks 5.2%
ABN Amro Bank N.V. 4.31%, due 3/29/49 (a)	€8,500,000	11,269,659
Bank of Scotland PLC 7.286%, due 5/29/49 (a)	£1,800,000	2,969,816
Belfius Funding N.V. 1.213%, due 2/9/17 (a)	3,550,000	4,776,327
Canada Square Operations Ltd. 7.50%, due 5/29/49 (a)	7,467,000	11,852,856
HBOS Capital Fund L.P. Series A 6.461%, due 11/29/49 (a)	3,500,000	5,625,927
HBOS PLC 5.125%, due 10/29/49 (a)	€1,000,000	1,200,929
♦Royal Bank of Scotland N.V. 4.70%, due 6/10/19 (a)(i)	12,650,000	17,282,532
Santander UK PLC 4.814%, due 9/28/49 (a)	£5,000,000	7,135,127
UT2 Funding PLC 5.321%, due 6/30/16	€3,300,000	4,368,558

		66,481,731

	Principal Amount	Value

Chemicals 0.2%
INEOS Group Holdings S.A. Series Reg S 7.875%, due 2/15/16	€2,020,971	$2,781,152

Diversified Financial Services 0.5%
Ageas Hybrid Financing S.A. 5.125%, due 6/29/49 (a)	4,750,000	6,562,172

Holding Company—Diversified 0.1%
Stena AB Series Reg S 7.875%, due 3/15/20	1,000,000	1,534,257

Home Builders 0.3%
Taylor Wimpey PLC 10.375%, due 12/31/15	£2,150,000	3,654,147

Insurance 1.1%
Aviva PLC 6.875%, due 5/22/38 (a)	€2,000,000	3,047,495
CNP Assurances 4.75%, due 12/29/49 (a)	2,000,000	2,736,544
ING Groep N.V. 5.14%, due 3/29/49 (a)	£5,000,000	7,796,529

		13,580,568

Packaging & Containers 1.3%
Ardagh Packaging Finance PLC Series Reg S 9.25%, due 10/15/20	€5,700,000	8,342,130
Rexam PLC 6.75%, due 6/29/67 (a)	6,300,000	9,024,280

		17,366,410

Telecommunications 0.4%
EN Germany Holdings B.V. 10.75%, due 11/15/15	3,414,000	4,658,996

Total Foreign Bonds (Cost $102,408,403)		116,619,433

Foreign Government Bond 0.2%
Sovereign 0.2%
Portugal Obrigacoes do Tesouro OT Series Reg S 4.95%, due 10/25/23	2,500,000	3,084,704

Total Foreign Government Bond (Cost $2,881,444)		3,084,704

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Loan Assignments & Participations 2.4% (j)
Airlines 0.2%
U.S. Airways Group, Inc. Term Loan B1 4.25%, due 5/23/19	$3,000,000	$3,001,071

Auto Parts & Equipment 0.4%
Allison Transmission, Inc. Term Loan B2 3.18%, due 8/7/17	5,338,311	5,351,657

Building Materials 0.1%
Nortek, Inc. Term Loan 5.25%, due 4/26/17	744,050	747,150

Computers 0.1%
SunGard Data Systems, Inc. Term Loan E 4.00%, due 3/9/20	677,203	682,495

Entertainment 0.4%
Scientific Games International, Inc. New Term Loan B 4.25%, due 10/18/20	5,000,000	5,001,785

Food 0.1%
Aramark Corp.
Extended Synthetic LOC 3 3.284%, due 7/26/16	31,723	31,770
Extended Synthetic LOC 2 3.663%, due 7/26/16	57,145	57,168
Extended Term Loan B 3.703%, due 7/26/16	705,323	705,605
Extended Term Loan C 3.748%, due 7/26/16	393,802	394,389

		1,188,932

Leisure Time 0.1%
ClubCorp Club Operations, Inc. New Term Loan 4.00%, due 7/24/20	1,878,103	1,886,320

Media 0.3%
Charter Communications Operating, LLC Term Loan F 3.00%, due 1/4/21	384,502	380,377
Clear Channel Communications, Inc.
Term Loan B 3.818%, due 1/29/16	789,199	765,382
Term Loan D 6.918%, due 1/30/19	2,327,798	2,224,792

		3,370,551

	Principal Amount	Value

Mining 0.1%
FMG Resources August 2006 Pty., Ltd. Term Loan 5.25%, due 10/18/17	$1,485,000	$1,487,363

Oil & Gas 0.6%
MEG Energy Corp. REFI Term Loan 3.75%, due 3/31/20	7,840,175	7,874,476

Real Estate 0.0%‡
Realogy Corp. Extended Letter of Credit 4.445%, due 10/10/16	358,798	358,798

Total Loan Assignments & Participations (Cost $30,626,192)		30,950,598

Mortgage-Backed Securities 0.7%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.7%
Banc of America Commercial Mortgage Trust Series 2007-2, Class A4 5.623%, due 4/10/49 (k)	600,000	672,157
Banc of America Commercial Mortgage, Inc. Series 2005-J, Class 1A1 2.723%, due 11/25/35 (k)	623,470	537,198
Bear Stearns Commercial Mortgage Securities Series 2006-PW14, Class A4 5.201%, due 12/11/38	590,000	649,544
CD 2006-CD3 Mortgage Trust Series 2006-CD3, Class A5 5.617%, due 10/15/48	590,000	647,533
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35 (a)	381,710	347,142
GreenPoint Mortgage Funding Trust Series 2007-AR2, Class 1A1 0.30%, due 4/25/47 (a)	65,874	65,465
GS Mortgage Securities Corp. II Series 2007-GG10, Class A4 5.799%, due 8/10/45 (k)	635,000	704,242
IndyMac Index Mortgage Loan Trust
Series 2004-AR4, Class 3A 2.449%, due 8/25/34 (k)	610,316	591,352
Series 2005-AR9, Class 4A2 2.52%, due 7/25/35 (k)	2,254,277	1,967,566
Morgan Stanley Mortgage Loan Trust Series 2007-6XS, Class 2A1S 0.28%, due 2/25/47 (a)	1,315,592	1,171,936

18	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Structured Asset Securities Corp. Series 2005-11H, Class A2 5.00%, due 6/25/35 (f)	$249,558	$242,627
WaMu Mortgage Pass- Through Certificates Series 2006-AR14, Class 1A1 2.254%, due 11/25/36 (k)	521,426	434,210
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A2 2.614%, due 7/25/36 (k)	631,953	602,819

Total Mortgage-Backed Securities (Cost $7,445,290)		8,633,791

Yankee Bonds (l) 1.4%
Banks 0.8%
Barclays Bank PLC 4.75%, due 3/29/49	€9,000,000	10,069,069

Miscellaneous—Manufacturing 0.4%
Bombardier, Inc. 6.125%, due 1/15/23 (c)	$5,000,000	5,062,500

Transportation 0.2%
Rede Ferroviaria Nacional—Refer Epe 4.25%, due 12/13/21	€3,100,000	3,037,096

Total Yankee Bonds (Cost $18,563,404)		18,168,665

Total Long-Term Bonds (Cost $1,129,011,443)		1,200,227,250

	Shares
Common Stocks 2.5%
Auto Manufacturers 1.9%
♦Ford Motor Co.	1,059,000	18,119,490
General Motors Co. (m)	157,367	5,814,711
Motors Liquidation Co. GUC Trust (m)	19,523	708,685

		24,642,886

Banks 0.3%
Citigroup, Inc.	71,966	3,510,501

Building Materials 0.1%
U.S. Concrete, Inc. (f)(m)	59,820	1,307,067

	Shares	Value

Electric 0.0%‡
Dynegy, Inc. (h)(m)	13,120	$254,922

Mining 0.0%‡
Aleris International, Inc. (f)(g)(i)	13,652	177,203

Packaging & Containers 0.2%
Rock-Tenn Co. Class A	20,604	2,204,834

Total Common Stocks (Cost $28,278,123)		32,097,413

Preferred Stock 0.1%
Diversified Financial Services 0.1%
Citigroup Capital XIII 7.875% (a)	40,000	1,100,000

Total Preferred Stock (Cost $1,000,000)		1,100,000

	Number of Warrants
Warrants 0.3%
Auto Manufacturers 0.3%
General Motors Co.
Strike Price $10.00 Expires 7/10/16 (m)	70,698	1,965,404
Strike Price $18.33 Expires 7/10/19 (m)	70,698	1,384,267

Total Warrants (Cost $2,837,051)		3,349,671

Total Investments, Before Investments Sold Short (Cost $1,161,126,617) (p)	96.4%	1,236,774,334

	Principal Amount
Long-Term Bonds Sold Short (4.2%) Corporate Bonds Sold Short (1.7%)
Apparel (0.8%)
Levi Strauss & Co. 7.625%, due 5/15/20	$(9,150,000)	(10,042,125)

Banks (0.2%)
SunTrust Bank 7.25%, due 3/15/18	(2,000,000)	(2,402,076)

Entertainment (0.1%)
Mohegan Tribal Gaming Authority 7.125%, due 8/15/14	(1,000,000)	(995,000)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Corporate Bonds Sold Short (continued)
Food (0.1%)
Dean Foods Co. 7.00%, due 6/1/16	$(1,000,000)	$(1,112,500)

Forest Products & Paper (0.0%)‡
Newpage Corp. (Escrow Shares) 10.00%, due 5/1/12 (f)(g)	(1,000,000)	(100)

Home Builders (0.0%)‡
Desarrolladora Homex S.A.B. de C.V. 7.50%, due 9/28/15	(1,000,000)	(165,000)

Leisure Time (0.1%)
Royal Caribbean Cruises, Ltd. 7.50%, due 10/15/27	(2,000,000)	(2,140,000)

Media (0.1%)
Time Warner Cable, Inc. 8.75%, due 2/14/19	(1,000,000)	(1,191,740)

Packaging & Containers (0.0%)‡
CB Smurfit Stone (Escrow Shares) 8.00%, due 3/15/17	(2,000,000)	(2,600)

Retail (0.3%)
Nordstrom, Inc. 6.25%, due 1/15/18	(3,000,000)	(3,514,254)

Total Corporate Bonds Sold Short (Proceeds $19,969,483)		(21,565,395)

U.S. Government Sold Short (2.5%)
United States Treasury Notes
0.875%, due 2/28/17	(22,000,000)	(22,103,136)
3.50%, due 2/15/18	(9,000,000)	(9,907,029)

Total U.S. Government Sold Short (Proceeds $30,910,800)		(32,010,165)

Total Long-Term Bonds Sold Short (Proceeds $50,880,283)		(53,575,560)

	Shares	Value

Common Stock Sold Short (0.1%)
Packaging & Containers (0.1%)
Rock-Tenn Co. Class A	(20,604)	$(2,204,834)

Total Common Stock Sold Short (Proceeds $1,493,251)		(2,204,834)

Total Investments Sold Short (Proceeds $52,373,534)	(4.3)%	(55,780,394)

Total Investments, Net of Investments Sold Short (Cost $1,108,753,083)	92.1	1,180,993,940
New York Life Agreement (h)	0.0	0
Other Assets, Less Liabilities	7.9	101,844,577
Net Assets	100.0%	$1,282,838,517

	Contracts Short	Unrealized Appreciation (Depreciation) (n)
Futures Contracts (0.1%)
United States Treasury Notes December 2013 (2 Year) (o)	(1,752)	$(1,291,007)

Total Futures Contracts (Settlement Value $386,179,127)		$(1,291,007)

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown is the rate in effect as of October 31, 2013.

(b)	Subprime mortgage investment or other asset-backed securities. The total market value of these securities as of October 31, 2013 is $18,344,038, which represents 1.4% of the Fund’s net assets.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	Step coupon—Rate shown is the rate in effect as of October 31, 2013.

(e)	Security, or a portion thereof, is maintained in a segregated account at the Fund’s custodian as collateral for securities Sold Short (See Note 2(K)).

(f)	Illiquid security—The total market value of these securities as of October 31, 2013 is $1,738,694, which represents 0.1% of the Fund’s net assets.

(g)	Restricted security.

(h)

Security or a portion of the security is pledged as collateral for the benefit of Lehman Brothers International (Europe). As a result of the Lehman Brothers International (Europe) bankruptcy, these securities are operationally illiquid. The total market value of these securities at October 31, 2013 is $3,905,054, which represents 0.3% of the Fund’s net assets. Additionally, the Fund had other securities that were originally pledged as collateral for Lehman Brothers International (Europe) which have since been called by the issuer or have matured. As a result, cash in

20	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

the amount of $45,196,775, representing 3.5% of the Fund’s net assets is pledged as collateral for the benefit of Lehman Brothers International (Europe), and has been deemed restricted by the Fund. The Fund has entered into an agreement with New York Life Insurance Company, pursuant to which, at the conclusion of the bankruptcy appeal process relating to Lehman Brothers Inc., should the Fund be entitled to obtain less than 100% of the then current market value of the collateral, New York Life Insurance Company will contribute to the Fund the difference between the value of the assets ultimately returned to the Fund and the then current market value of the collateral. As of October 31, 2013, the fair value of the agreement is $0.

(i)	Fair valued security—The total market value of these securities as of October 31, 2013, is $17,471,532, which represents 1.4% of the Fund’s net assets.

(j)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of October 31, 2013.

(k)	Collateral strip rate—A bond whose interest is based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of October 31, 2013.

(l)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(m)	Non-income producing security.

(n)	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2013.

(o)	As of October 31, 2013, cash in the amount of $438,000 is on deposit with broker for futures transactions.

(p)	As of October 31, 2013, cost is $1,161,790,635 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$90,217,016
Gross unrealized depreciation	(15,233,317)

Net unrealized appreciation	$74,983,699

The following abbreviations are used in the above portfolio:

£—British Pound Sterling

A$—Australian Dollar

€—Euro

As of October 31, 2013, the Fund held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold		Unrealized Appreciation (Depreciation)
EUR vs. USD	12/17/13	JPMorgan Chase Bank	EUR	800,000	USD	1,080,304	USD	5,977

Foreign Currency Sale Contracts	Expiration Date	Counterparty	Contract Amount Sold		Contract Amount Purchased		Unrealized Appreciation (Depreciation)
EUR vs. USD	12/17/13	JPMorgan Chase Bank	EUR	97,087,000	USD	129,413,823	USD	(2,415,867)
GBP vs. USD	12/17/13	JPMorgan Chase Bank	GBP	46,122,000	USD	73,060,589		(867,517)
Net unrealized appreciation (depreciation) on foreign currency forward contracts							USD	(3,277,407)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Portfolio of Investments October 31, 2013 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$28,145,526	$—	$28,145,526
Corporate Bonds (b)	—	994,612,736	11,797	994,624,533
Foreign Bonds (c)	—	99,336,901	17,282,532	116,619,433
Foreign Government Bond	—	3,084,704	—	3,084,704
Loan Assignments & Participations (d)	—	25,240,143	5,710,455	30,950,598
Mortgage-Backed Securities	—	8,633,791	—	8,633,791
Yankee Bonds	—	18,168,665	—	18,168,665

Total Long-Term Bonds	—	1,177,222,466	23,004,784	1,200,227,250

Common Stocks (e)	31,920,210	—	177,203	32,097,413
Preferred Stock	1,100,000	—	—	1,100,000
Warrants	3,349,671	—	—	3,349,671

Total Investments in Securities	36,369,881	1,177,222,466	23,181,987	1,236,774,334

Other Financial Instruments
Foreign Currency Forward Contracts (f)	—	5,977	—	5,977

Total Investments in Securities and Other Financial Instruments	$36,369,881	$1,177,228,443	$23,181,987	$1,236,780,311

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Long-Term Bonds Sold Short
Corporate Bonds Sold Short	$—	$(21,565,395)	$—	$(21,565,395)
U.S. Government Sold Short	—	(32,010,165)	—	(32,010,165)

Total Long-Term Bonds Sold Short	—	(53,575,560)	—	(53,575,560)

Common Stocks Sold Short	(2,204,834)	—	—	(2,204,834)

Total Investments in Securities Sold Short	(2,204,834)	(53,575,560)	—	(55,780,394)

Other Financial Instruments
Foreign Currency Forward Contracts (f)	—	(3,283,384)	—	(3,823,384)
Futures Contracts Short (f)	(1,291,007)	—	—	(1,291,007)

Total Other Financial Instruments	(1,291,007)	(3,823,384)	—	(5,114,391)

Total Investments in Securities Sold Short and Other Financial Instruments	$(3,495,841)	$(57,398,944)	$—	$(60,894,785)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $11,797 is held in Mining within the Corporate Bonds section of the Portfolio of Investments.

(c)	The Level 3 security valued at $17,282,532 is held in Banks within the Foreign Bonds section of the Portfolio of Investments.

(d)	The Level 3 securities valued at $5,351,657 and $358,798 represent Loan Assignments & Participations whose value was obtained from an independent pricing service which used a single broker quote to measure such value as referenced in the Portfolio of Investments.

(e)	The Level 3 security valued at $177,203 is held in Mining within the Common Stocks section of the Portfolio of Investments.

(f)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

22	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

During the year ended October 31, 2013, securities with a total value of $6,171,680 transferred from Level 2 to Level 3. The transfer occurred as a result of the value for certain Loan Assignments & Participations obtained from the independent pricing service which were derived based on single broker quote.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2013 (a)
Long-Term Bonds
Corporate Bonds
Auto Manufacturers	$1,912	$—	$—	$—	$—	$(1,912	)(b)	$—	$—	$—	$—
Mining	11,797	—	—	—	—	—		—	—	11,797	—
Foreign Bonds
Banks	15,344,632	324,520	—	1,613,380	—	—		—	—	17,282,532	1,613,380
Loan Assignments & Participations
Auto Parts & Equipment	—	21,757	6,212	(18,209)	—	(399,440)		5,741,337	—	5,351,657	(18,209)
Real Estate	—	5,298	3,930	(7,789)	—	(72,984)		430,343	—	358,798	(7,789)
Common Stock
Mining	496,523	—	—	(319,320)	—	—		—	—	177,203	(319,320)

Total	$15,854,864	$351,575	$10,142	$1,268,062	$—	$(474,336)		$6,171,680	$—	$23,181,987	$1,268,062

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Sales include security that was written off during the year.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Statement of Assets and Liabilities as of October 31, 2013

Assets
Investment in securities before investments sold short, at value (identified cost $1,161,126,617)	$1,236,774,334
Cash	72,966,146
Restricted cash (See Note 10)	45,196,775
Cash denominated in foreign currencies (identified cost $831,249)	848,352
Cash collateral on deposit at broker	438,000
Receivables:
Dividends and interest	21,410,001
Fund shares sold	7,799,672
Investment securities sold	2,539,661
Other assets	74,220
Unrealized appreciation on foreign currency forward contracts	5,977

Total assets	1,388,053,138

Liabilities
Investments sold short (proceeds $52,373,534)	55,780,394
Payables:
Investment securities purchased	32,684,897
Dividends and interest on investments sold short	7,311,294
Fund shares redeemed	3,741,887
Manager (See Note 3)	826,261
Transfer agent (See Note 3)	327,662
NYLIFE Distributors (See Note 3)	263,169
Broker fees and charges on short sales	102,551
Shareholder communication	65,447
Variation margin on futures contracts	54,750
Professional fees	34,815
Custodian	7,910
Directors	2,616
Accrued expenses	7,492
Dividend payable	720,092
Unrealized depreciation on foreign currency forward contracts	3,283,384

Total liabilities	105,214,621

Net assets	$1,282,838,517

Composition of Net Assets
Capital stock (par value $.01 per share) 800 million shares authorized	$1,049,455
Additional paid-in capital	1,211,307,623

1,212,357,078
Distributions in excess of net investment income	(720,093)
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	3,415,407
Net unrealized appreciation (depreciation) on investments and futures contracts	74,356,710
Net unrealized appreciation (depreciation) on investments sold short	(3,406,860)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(3,163,725)

Net assets	$1,282,838,517

Investor Class
Net assets applicable to outstanding shares	$4,646,468

Shares of capital stock outstanding	381,850

Net asset value per share outstanding	$12.17
Maximum sales charge (4.50% of offering price)	0.57

Maximum offering price per share outstanding	$12.74

Class A
Net assets applicable to outstanding shares	$515,530,301

Shares of capital stock outstanding	42,187,078

Net asset value per share outstanding	$12.22
Maximum sales charge (4.50% of offering price)	0.58

Maximum offering price per share outstanding	$12.80

Class C
Net assets applicable to outstanding shares	$184,555,899

Shares of capital stock outstanding	15,160,680

Net asset value and offering price per share outstanding	$12.17

Class I
Net assets applicable to outstanding shares	$578,105,849

Shares of capital stock outstanding	47,215,916

Net asset value and offering price per share outstanding	$12.24

24	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2013

Investment Income (Loss)
Income
Interest	$81,081,184
Dividends (a)	795,096

Total income	81,876,280

Expenses
Manager (See Note 3)	9,298,660
Distribution/Service—Investor Class (See Note 3)	9,464
Distribution/Service—Class A (See Note 3)	1,192,866
Distribution/Service—Class C (See Note 3)	1,817,401
Dividends and interest on investments sold short	2,045,212
Transfer agent (See Note 3)	1,966,471
Broker fees and charges on short sales	268,247
Shareholder communication	159,547
Professional fees	151,741
Registration	143,404
Custodian	52,423
Directors	24,042
Miscellaneous	74,354

Total expenses before waiver/reimbursement and custody fee credit	17,203,832

Custody fee credit (See Note 6)	(5,028)

Net expenses	17,198,804

Net investment income (loss)	64,677,476

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	1,939,651
Investments sold short	943,762
Futures transactions	2,945,299
Foreign currency transactions	(2,903,807)

Net realized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	2,924,905

Net change in unrealized appreciation (depreciation) on:
Investments	34,356,954
Investments sold short	(135,961)
Futures contracts	(1,219,151)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(2,739,221)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts and foreign currency transactions	30,262,621

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	33,187,526

Net increase (decrease) in net assets resulting from operations	$97,865,002

(a)	Dividends recorded net of foreign withholding taxes in the amount of $23,129.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Statements of Changes in Net Assets

for the years ended October 31, 2013 and October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$64,677,476	$62,982,476
Net realized gain (loss) on investments, futures transactions, investments sold short, swap transactions and foreign currency transactions	2,924,905	2,172,778
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	30,262,621	68,823,678

Net increase (decrease) in net assets resulting from operations	97,865,002	133,978,932

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(214,897)	(140,308)
Class A	(26,483,754)	(25,320,674)
Class C	(8,823,880)	(8,550,699)
Class I	(28,931,462)	(28,065,878)

	(64,453,993)	(62,077,559)

From net realized gain on investments:
Investor Class	(14,809)	(30,236)
Class A	(2,182,176)	(6,160,873)
Class C	(882,837)	(2,300,791)
Class I	(2,547,606)	(5,452,084)

	(5,627,428)	(13,943,984)

Total dividends and distributions to shareholders	(70,081,421)	(76,021,543)

Capital share transactions:
Net proceeds from sale of shares	736,140,131	572,709,697
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	57,068,942	56,249,367
Cost of shares redeemed	(672,103,871)	(503,466,349)

Increase (decrease) in net assets derived from capital share transactions	121,105,202	125,492,715

Net increase (decrease) in net assets	148,888,783	183,450,104

Net Assets
Beginning of year	1,133,949,734	950,499,630

End of year	$1,282,838,517	$1,133,949,734

Distributions in excess of net investment income at end of year	$(720,093)	$(1,543,813)

26	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Cash Flows for the year ended October 31, 2013

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$97,865,002
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(634,536,735)
Investments sold	561,501,087
Purchases to cover securities sold short	(54,923)
Securities sold short	7,077,656
Sale of short term investments, net	10,665,668
Amortization (accretion) of discount and premium, net	(1,889,316)
Decrease in investment securities sold receivable	1,125,854
Increase in dividends and interest receivable	(1,269,523)
Decrease in cash collateral on deposit at broker	322,550
Increase in other assets	(20,647)
Decrease in receivable for open forward foreign currency contracts	79,975
Increase in investment securities purchased payable	16,385,955
Increase in broker fees and charges payable on short sales	82,013
Increase in dividends and interest payable for securities sold short	1,015,562
Decrease in professional fees payable	(10,780)
Increase in custodian payable	3,201
Increase in shareholder communication payable	10,508
Decrease in due to Directors	(791)
Increase in due to manager	58,780
Decrease in due to transfer agent	(123,333)
Increase in due to NYLIFE Distributors	23,063
Decrease in variation margin on futures contracts	(260,376)
Increase in payable for open forward foreign currency contracts	2,694,312
Increase in accrued expenses	753
Net change in unrealized (appreciation) depreciation on investments	(34,356,954)
Net realized (gain) loss from investments	(1,939,651)
Net change in unrealized (appreciation) depreciation on securities sold short	135,961
Net realized (gain) loss from securities sold short	(943,762)

Net cash provided by operating activities	23,641,109

Cash flows from financing activities:
Proceeds from shares sold	732,605,104
Payment on shares redeemed	(670,105,267)
Cash distributions paid	(13,672,226)

Net cash from financing activities	48,827,611

Net increase in cash:	72,468,720

Cash at beginning of year	1,345,778

Cash at end of year	$73,814,498

Non-cash financing activities not included herein consist of all reinvestment of dividends and distributions of $57,068,942.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Financial Highlights selected per share data and ratios

	Year ended October 31,
Investor Class	2013		2012		2011		2010		2009
Net asset value at beginning of year	$11.89		$11.26		$12.01		$10.87		$8.04

Net investment income (loss) (a)	0.68		0.70		0.68		0.83		0.89
Net realized and unrealized gain (loss) on investments	0.40		0.74		(0.62)		1.48		2.72
Net realized and unrealized gain (loss) on foreign currency transactions	(0.06)		0.05		(0.00	)‡	(0.20)		0.01

Total from investment operations	1.02		1.49		0.06		2.11		3.62

Less dividends and distributions:
From net investment income	(0.68	)(b)	(0.69)		(0.66)		(0.89)		(0.79)
From net realized gain on investments	(0.06)		(0.17)		(0.15)		(0.08)		—

Total dividends and distributions	(0.74)		(0.86)		(0.81)		(0.97)		(0.79)

Redemption fee (c)	—		—		—		0.00	‡(a)	0.00	‡(a)

Net asset value at end of year	$12.17		$11.89		$11.26		$12.01		$10.87

Total investment return (d)	8.91%		13.83%		0.42%		20.29%		47.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.60%		6.16%		5.71%		7.24%		9.06%
Net expenses (excluding short sale expenses)	1.24	%(e)	1.25	%(e)	1.30	%(e)	1.35%		1.47%
Expenses (including short sales expenses, before waiver/reimbursement)	1.44%		1.61%		1.75%		2.19%		2.83%
Short sale expenses	0.20%		0.36%		0.45%		0.66%		1.27%
Portfolio turnover rate	33%		23%		31%		29%		47%
Net assets at end of year (in 000’s)	$4,646		$2,816		$1,989		$4,467		$2,609

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Less than $0.01 per share represents a return of capital distribution.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Net of waiver/reimbursement and custody fee credit of less than one-tenth of a percent.

	Year ended October 31,
Class A	2013		2012		2011		2010		2009
Net asset value at beginning of year	$11.94		$11.30		$12.05		$10.90		$8.06

Net investment income (loss) (a)	0.68		0.70		0.68		0.82		0.93
Net realized and unrealized gain (loss) on investments	0.39		0.75		(0.62)		1.50		2.69
Net realized and unrealized gain (loss) on foreign currency transactions	(0.06)		0.05		(0.00	)‡	(0.20)		0.01

Total from investment operations	1.01		1.50		0.06		2.12		3.63

Less dividends and distributions:
From net investment income	(0.67	)(b)	(0.69)		(0.66)		(0.89)		(0.79)
From net realized gain on investments	(0.06)		(0.17)		(0.15)		(0.08)		—

Total dividends and distributions	(0.73)		(0.86)		(0.81)		(0.97)		(0.79)

Redemption fee (c)	—		—		—		0.00	‡(a)	0.00	‡(a)

Net asset value at end of year	$12.22		$11.94		$11.30		$12.05		$10.90

Total investment return (d)	8.83%		13.84%		0.49%		20.27%		47.45%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.57%		6.13%		5.82%		7.06%		9.36%
Net expenses (excluding short sale expenses)	1.28	%(e)	1.28	%(e)	1.30	%(e)	1.30%		1.29%
Expenses (including short sales expenses, before waiver/reimbursement)	1.48%		1.64%		1.75%		2.15%		2.66%
Short sale expenses	0.20%		0.36%		0.45%		0.66%		1.27%
Portfolio turnover rate	33%		23%		31%		29%		47%
Net assets at end of year (in 000’s)	$515,530		$445,818		$416,289		$237,543		$28,987

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Less than $0.01 per share represents a return of capital distribution.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Net of waiver/reimbursement and custody fee credit of less than one-tenth of a percent.

28	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2013		2012		2011		2010		2009
Net asset value at beginning of year	$11.89		$11.27		$12.01		$10.88		$8.05

Net investment income (loss) (a)	0.59		0.62		0.59		0.70		0.84
Net realized and unrealized gain (loss) on investments	0.40		0.73		(0.61)		1.52		2.70
Net realized and unrealized gain (loss) on foreign currency transactions	(0.06)		0.05		(0.00	)‡	(0.20)		0.01

Total from investment operations	0.93		1.40		(0.02)		2.02		3.55

Less dividends and distributions:
From net investment income	(0.59	)(b)	(0.61)		(0.57)		(0.81)		(0.72)
From net realized gain on investments	(0.06)		(0.17)		(0.15)		(0.08)		—

Total dividends and distributions	(0.65)		(0.78)		(0.72)		(0.89)		(0.72)

Redemption fee (c)	—		—		—		0.00	‡(a)	0.00	‡(a)

Net asset value at end of year	$12.17		$11.89		$11.27		$12.01		$10.88

Total investment return (d)	8.00%		12.97%		(0.16%)		19.27%		46.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.86%		5.41%		5.09%		6.07%		8.49%
Net expenses (excluding short sale expenses)	1.99	%(e)	2.00	%(e)	2.06	%(e)	2.09%		2.22%
Expenses (including short sales expenses, before waiver/reimbursement)	2.19%		2.36%		2.51%		2.94%		3.58%
Short sale expenses	0.20%		0.36%		0.45%		0.67%		1.27%
Portfolio turnover rate	33%		23%		31%		29%		47%
Net assets at end of year (in 000’s)	$184,556		$172,027		$157,442		$72,327		$3,128

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Less than $0.01 per share represents a return of capital distribution.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Net of waiver/reimbursement and custody fee credit of less than one-tenth of a percent.

	Year ended October 31,
Class I	2013		2012		2011		2010		2009
Net asset value at beginning of year	$11.96		$11.32		$12.07		$10.92		$8.05

Net investment income (loss) (a)	0.71		0.73		0.71		0.86		0.88
Net realized and unrealized gain (loss) on investments	0.39		0.75		(0.62)		1.49		2.78
Net realized and unrealized gain (loss) on foreign currency transactions	(0.06)		0.05		(0.00	)‡	(0.20)		0.01

Total from investment operations	1.04		1.53		0.09		2.15		3.67

Less dividends and distributions:
From net investment income	(0.70	)(b)	(0.72)		(0.69)		(0.92)		(0.80)
From net realized gain on investments	(0.06)		(0.17)		(0.15)		(0.08)		—

Total dividends and distributions	(0.76)		(0.89)		(0.84)		(1.00)		(0.80)

Redemption fee (c)	—		—		—		0.00	‡(a)	0.00	‡(a)

Net asset value at end of year	$12.24		$11.96		$11.32		$12.07		$10.92

Total investment return (d)	9.09%		14.10%		0.74%		20.54%		47.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.82%		6.38%		6.05%		7.51%		9.71%
Net expenses (excluding short sale expenses)	1.03	%(e)	1.03	%(e)	1.05	%(e)	1.05%		1.04%
Expenses (including short sales expenses, before waiver/reimbursement)	1.23%		1.39%		1.50%		1.89%		2.38%
Short sale expenses	0.20%		0.36%		0.45%		0.66%		1.29%
Portfolio turnover rate	33%		23%		31%		29%		47%
Net assets at end of year (in 000’s)	$578,106		$513,289		$374,780		$290,900		$171,449

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Less than $0.01 per share represents a return of capital distribution.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(e)	Net of waiver/reimbursement and custody fee credit of less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-four funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay High Yield Opportunities Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay High Yield Opportunities Fund (the “Predecessor Fund”), a series of Eclipse Funds Inc. (the “Company”). The reorganization of the Predecessor Fund with and into the Fund occurred on May 24, 2013. All information and references to periods prior to May 24, 2013 relate to the Predecessor Fund.

The Fund currently offers four classes of shares. Class A, Class C, and Class I shares commenced operations on December 14, 2007. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation measurements under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are estimated within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring the fair value of investments)

The aggregate value by input level, as of October 31, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

30	MainStay High Yield Opportunities Fund

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be measured using the methodologies described above are valued by methods deemed in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2013, the Fund held securities with a value of $17,471,532 that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Fund’s Manager, in consultation with the Fund’s Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing agent and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by single broker quotes obtained from the pricing agent with significant unobservable inputs and are generally categorized as Level 3 in the hierarchy. For these loan assignments, participations and commitments the Manager may consider additional factors such as liquidity of the Fund’s investments. As of October 31, 2013, the Fund held securities with a value of $5,710,455 that were valued by single broker quotes and/or deemed to be illiquid.

Credit default swaps are valued at prices supplied by a pricing agent or brokers selected by the Fund’s Manager in consultation with the Fund’s Subadvisor whose prices reflect broker/dealer supplied valuations and electronic data processing techniques. Swaps are marked-to-market daily and the change in value, if any, is recorded as unrealized appreciation or depreciation. These securities are generally categorized as Level 2 in the hierarchy.

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Fund’s Level 3 securities are outlined in the tables below. A significant increase or

mainstayinvestments.com	31

Notes to Financial Statements (continued)

decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

Asset Class	Fair Value at 10/31/13	Valuation Technique	Unobservable Inputs	Range
Corporate Bond (1 position)	$11,797	Market Approach	Exchange Value	195
			Credit Value	83
Foreign Bonds (1 position)	17,282,532	Market Approach	Yield Discount	75bp
Common Stock (1 position)	177,203	Market Approach	EBITDA Multiple	5-6

	$17,471,532

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Fund’s Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax is required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, at least monthly and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

32	MainStay High Yield Opportunities Fund

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and loan participations (“loans”). Loans are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and any unrealized gains and losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2013, the Fund did not hold any unfunded commitments.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(J)  Swap Contracts.  The Fund may enter into credit default, interest rate, index and currency exchange rate swap contracts (“swaps”) for the purpose of attempting to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit and interest rate risk. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on a particular investment or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap.

Credit default swaps, in particular, are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Such periodic payments are accrued daily and recorded as a realized gain or loss. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers.

Swaps are “marked-to-market” daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss.

The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the

mainstayinvestments.com	33

Notes to Financial Statements (continued)

swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions. As of October 31, 2013, the Fund did not hold any swap contracts.

(K)  Securities Sold Short.  The Fund may engage in sale of securities they do not own (“short sales”) as part of its investment strategy. When the Fund enters into a short sale, it must segregate the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, short positions held are reflected as liabilities and are marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily while dividends declared on short positions existing on the record date are recorded on the ex-dividend date. Both the interest and dividends paid on short sales are recorded as expenses on the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected on the Statement of Assets and Liabilities.

(L)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may enter into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(M)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(N)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants, if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2013, the Fund did not hold any rights.

(O)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in

34	MainStay High Yield Opportunities Fund

recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2013.

(P)  Statement of Cash Flows.  The cash amount shown in the Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any Short-Term Investments or deposit at brokers for securities sold short or restricted cash. Cash may include domestic and foreign currency.

(Q)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5)

(R)  Concentration of Risk.  The Fund’s principal investments include high-yield securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(S)  Indemnifications.  Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(T)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of October 31, 2013:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants	Investments in securities, at value	$—	$3,349,671	$—	$3,349,671
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	5,977		—	5,977

Total Fair Value		$5,977	$3,349,671	$—	$3,355,648

mainstayinvestments.com	35

Notes to Financial Statements (continued)

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$—	$(1,291,007)	$(1,291,007)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(3,283,384)	—	—	(3,283,384)

Total Fair Value		$(3,283,384)	$—	$(1,291,007)	$(4,574,391)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk		Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$		$—	$2,945,299	$2,945,299
Forward Contracts	Net realized gain (loss) on foreign currency transactions		(2,863,119)	—	—	(2,863,119)

Total Realized Gain (Loss)			$(2,863,119)	$—	$2,945,299	$82,180

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants	Net change in unrealized appreciation (depreciation) on investments	$—	$1,460,620	$—	$1,460,620
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	—	(1,219,151)	(1,219,151)
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(2,774,287)	—	—	(2,774,287)

Total Change in Unrealized Appreciation (Depreciation)		$(2,774,287)	$1,460,620	$(1,219,151)	$(2,532,818)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants	—	141,396	—	141,396
Futures Contracts Short	—	—	(1,720)	(1,720)
Forward Contracts Long	$23,343,401	$—	$—	$23,343,401
Forward Contracts Short	$(201,791,900)	$—	$—	$(201,791,900)

(1)	Amount disclosed represents the average held during the year ended October 31, 2013.

36	MainStay High Yield Opportunities Fund

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.80% of the average daily net assets of the Fund.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.30% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2013, New York Life Investments earned fees from the Fund in the amount of $9,298,660.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $9,519 and $109,208, respectively, for the year ended October 31, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $11,287 and $25,985, respectively, for the year ended October 31, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2013, were as follows:

Investor Class	$5,324
Class A	833,900
Class C	254,231
Class I	873,016

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2013, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(488,989)	$(720,093)	$71,690,521	$70,481,439

mainstayinvestments.com	37

Notes to Financial Statements (continued)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, mark to market of foreign forward contracts, mark to market of futures contracts, constructive sales and return of capital distributions received. The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2013 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$600,237	$194,974	$(795,211)

The reclassifications for the Fund are primarily due to foreign currency gain (loss), defaulted bonds, modified debt instruments, distribution re-designations, return of capital distributions.

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $488,989 were available as shown in the table below,

to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$—	$489

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 shown in the Statements of Changes in Net Assets was as follows:

	2013	2012
Distributions paid from:
Ordinary Income	$63,574,091	$62,448,105
Long-Term Capital Gain	5,712,119	13,573,438
Return of Capital	795,211	—
Total	$70,081,421	$76,021,543

Note 5–Restricted Securities

As of October 31, 2013, the Fund held the following restricted securities:

Security	Date of Acquisition	Shares/ Principal Amount	Cost		10/31/13 Value	Percent of Net Assets
Aleris International, Inc.
Common Stocks	7/6/10	13,652	$922,364		$177,203	0.00	%‡
Corporate Bond 6.00% due 6/1/20	7/6/10	$11,797	8,872		11,797	0.00	‡
Newpage Corp.
Corporate Bond 10.00% due 5/1/12	3/25/13	1,000,000	—	(a)	100	0.0	‡
Corporate Bond Sold Short 10.00% due 5/1/12	3/25/13	(1,000,000)	—	(a)	(100)	0.0	‡
Total			$931,236		$189,000	0.0	%‡

‡	Less than one-tenth of a percent.

(a)	Less than one dollar.

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund. Pursuant to the custodian agreement, State Street receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with State Street. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations. Effective January 2, 2013 credits were no longer received on the average daily cash balance.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon and State Street, who serve as the agents to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014,

38	MainStay High Yield Opportunities Fund

although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 28, 2013, the aggregate commitment amount was $200,000,000 with an optional maximum amount of $250,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2013.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2013, purchases and sales of securities, other than short-term securities, were $455,715 and $377,482, respectively.

Note 9–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2013:
Shares sold	200,772	$2,436,184
Shares issued to shareholders in reinvestment of dividends and distributions	18,210	219,181
Shares redeemed	(60,772)	(734,750)

Net increase (decrease) in shares outstanding before conversion	158,210	1,920,615
Shares converted into Investor Class (See Note 1)	21,197	256,193
Shares converted from Investor Class (See Note 1)	(34,411)	(416,027)

Net increase (decrease)	144,996	$1,760,781

Year ended October 31, 2012:
Shares sold	104,672	$1,201,536
Shares issued to shareholders in reinvestment of dividends and distributions	14,359	161,680
Shares redeemed	(43,701)	(496,828)

Net increase (decrease) in shares outstanding before conversion	75,330	866,388
Shares converted into Investor Class (See Note 1)	9,890	116,883
Shares converted from Investor Class (See Note 1)	(24,993)	(287,569)

Net increase (decrease)	60,227	$695,702

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	22,569,682	$274,272,662
Shares issued to shareholders in reinvestment of dividends and distributions	2,141,606	25,877,541
Shares redeemed	(19,888,780)	(241,140,559)

Net increase (decrease) in shares outstanding before conversion	4,822,508	59,009,644
Shares converted into Class A (See Note 1)	34,269	416,027
Shares converted from Class A (See Note 1)	(21,110)	(256,193)

Net increase (decrease)	4,835,667	$59,169,478

Year ended October 31, 2012:
Shares sold	22,170,688	$253,118,126
Shares issued to shareholders in reinvestment of dividends and distributions	2,383,405	26,859,175
Shares redeemed	(24,050,383)	(273,993,023)

Net increase (decrease) in shares outstanding before conversion	503,710	5,984,278
Shares converted into Class A (See Note 1)	24,891	287,569
Shares converted from Class A (See Note 1)	(9,850)	(116,883)

Net increase (decrease)	518,751	$6,154,964

Class C	Shares	Amount
Year ended October 31, 2013:
Shares sold	4,264,795	$51,757,127
Shares issued to shareholders in reinvestment of dividends and distributions	573,500	6,901,632
Shares redeemed	(4,141,941)	(50,121,079)

Net increase (decrease)	696,354	$8,537,680

Year ended October 31, 2012:
Shares sold	4,111,926	$46,892,296
Shares issued to shareholders in reinvestments of dividends and distributions	615,397	6,920,330
Shares redeemed	(4,238,887)	(48,049,382)

Net increase (decrease)	488,436	$5,763,244

Class I	Shares	Amount
Year ended October 31, 2013:
Shares sold	33,401,841	$407,674,158
Shares issued to shareholders in reinvestment of dividends and distributions	1,987,294	24,070,588
Shares redeemed	(31,099,165)	(380,107,483)

Net increase (decrease)	4,289,970	$51,637,263

Year ended October 31, 2012:
Shares sold	23,650,401	$271,497,739
Shares issued to shareholders in reinvestment of dividends and distributions	1,965,293	22,308,182
Shares redeemed	(15,790,197)	(180,927,116)

Net increase (decrease)	9,825,497	$112,878,805

mainstayinvestments.com	39

Notes to Financial Statements (continued)

Note 10–Other Matters

Lehman Brothers International (Europe) (“LBIE”) was one of the Fund’s trading counterparties for executing short sale transactions. In connection with these securities sold short transactions, Lehman Brothers, Inc. (“LBI”) acted as the Fund’s and LBIE’s agent and the Fund pledged securities as collateral to LBI on its own behalf and also as agent for LBIE, and these securities are held in an escrow account at Bank of New York Mellon. As of October 31, 2013, these pledged securities had a market value of approximately $4 million. Additionally, the Fund had other securities that were originally pledged as collateral for LBIE which have since been called by the issuer or have matured. As a result, cash of approximately $45.2 million is pledged as collateral for the benefit of LBIE, and has been deemed restricted by the Fund and is held in the escrow account.

LBIE was placed in administration under the U.K. Insolvency Act on September 15, 2008. Accordingly, the Fund’s ability to transact with LBI/LBIE is limited, and the Fund is unable to close out securities sold short with LBI/LBIE with a market value as of October 31, 2013 of approximately $30 million. The Fund also has not been able to sell the securities that are pledged as collateral for the benefit of LBI/LBIE. While this has not impacted the Fund’s ability to implement its investment strategy to date, until these securities are made available, there may be an impact on the Fund’s ability to fully implement its investment strategy.

The Fund pursued efforts to return the borrowed securities and secure the release of collateral. In furtherance of the Fund’s efforts to secure the release of the collateral, on August 27, 2010, the Fund filed a motion with the U.S. Bankruptcy Court overseeing the U.S. insolvency proceeding relating to LBI seeking to secure release of the collateral. On December 7, 2010, the Trustee for LBI filed a Notice of Determination of Claim allowing the Fund a “customer property” claim for the collateral but the Fund disagrees with this designation and may litigate the determination if the value of the customer property distributions is less than the full value of the collateral. On May 29, 2013, the LBI trustee agreed to release all of the collateral into an escrow account maintained by the Fund and LBIE when LBI distributes other customer property. This agreement is detailed in a stipulation that has been signed by the trustee and the Fund and the collateral was transferred to the escrow account in August 2013.

In order to mitigate any potential negative impact on the Fund and its shareholders which may result from a final judicial determination that the Fund is not entitled to the unfettered use and ownership of the collateral, the Fund and New York Life, an affiliate of the Manager, have entered into an agreement with respect to the collateral (the “Agreement”). The Agreement was made as of August 27, 2010. Pursuant to the Agreement, at the conclusion of the bankruptcy appeal process, should the Fund be entitled to obtain less than 100% of the then current market value of the collateral, New York Life will contribute to the Fund the difference between the value of the assets ultimately returned to the Fund and the then current market value of the collateral. Consistent with the Fund’s securities valuation policies described in

Note 2(A), the Agreement is being valued by a method deemed in good faith to represent fair value. The primary factors considered in valuing the Agreement include: (1) the likelihood that at the conclusion of the bankruptcy appeal process the Fund will receive less than 100% of the then current market value of the collateral; and (2) the financial strength and capital of New York Life. As of October 31, 2013 and through December 20, 2013, there has been no other information that would lead management to believe that the Fund will receive something less than 100% of the then-current market value of the collateral. Accordingly, the Agreement has been valued at zero dollars as of October 31, 2013.

The Agreement will terminate upon the earlier of the following: (i) the entry of a final order providing the Fund with unfettered use and ownership of all collateral; (ii) satisfaction of New York Life’s payment obligations to the Fund under the Agreement. The Fund is recording its obligations on short sales based on management’s belief that the Fund will ultimately settle those short sales at market value on the date of settlement. Should the settlement amount of the open short positions be something other than the market value on the date of the settlement, the value of this liability could be materially impacted. The Fund is now working with LBIE to settle the short sales.

Note 11–Reorganization

On October 1, 2009, the Board of Directors of the Eclipse Funds Inc. approved the reorganization of the Predecessor Fund into a “shell” series of MainStay Funds Trust. After considering all relevant facts, the board determined that the reorganization would be in the best interests of the Predecessor Fund’s shareholders and that the interests of shareholders would not be diluted as a result of the reorganization. On May 24, 2013, the reorganization was carried out in accordance with the terms of an Agreement and Plan of Reorganization between the Predecessor Fund and the Trust that provided for (1) the acquisition of all of the assets of the Predecessor Fund by (“the New Fund”), in exchange for shares of the Fund and the assumption of all liabilities of the Predecessor Fund by the Fund and (2) the subsequent liquidation of the Fund. The reorganization was not subject to shareholder approval.

After the close of business on May 24, 2013, shareholders of the Predecessor Fund owned shares of the corresponding class of the Fund that are equal in number and in value to the shares of the Predecessor Fund that were held by those shareholders immediately prior to the closing of the reorganization.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2013, events and transactions subsequent to October 31, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

40	MainStay High Yield Opportunities Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay High Yield Opportunities Fund (the “Fund”), one of the funds constituting the MainStay Funds Trust, as of October 31, 2013, and the related statements of operations and cash flows for the year then ended, the statement of changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay High Yield Opportunities Fund of MainStay Funds Trust as of October 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 20, 2013

mainstayinvestments.com	41

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $5,712,119 as long term capital distribution.

For the fiscal year ended October 31, 2013, the Fund designated approximately $707,135 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2013, should be multiplied by 0.9% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2014, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2013. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2013.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

42	MainStay High Yield Opportunities Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008***.	Chief Investment Officer, New York Life Insurance Company (since 2011); President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC (since 2008); Member of the Board, MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, and Cornerstone Capital Management Holdings LLC (fka Madison Square Investors LLC) (since 2008); Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012); Member of the Board of Private Advisors, L.L.C.(since 2010); Member of the Board of MCF Capital Management LLC (since 2012); and President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	79

MainStay VP Funds Trust:
Trustee since 2008
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com	43

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990***.	President; Strategic Management Advisors LLC (since 1990)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (50 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011; Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios); State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002***.	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	79

MainStay VP Funds Trust:
Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Managing Director, ICC Capital Management; President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	79

MainStay VP Funds Trust: Trustee
since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

44	MainStay High Yield Opportunities Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009.	Visiting Professor, University of California—San Diego (since 2012); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School Business, University of Chicago (since 2008)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	79

MainStay VP Funds Trust:
Trustee since 1997
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (25 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

mainstayinvestments.com	45

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.*

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance, New York Life Investment Management LLC (since 2009); Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2009)**; Assistant Secretary, MainStay Funds (2006 to 2008) and MainStay VP Series Fund, Inc. (2005 to 2008)**
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (2006 to 2012); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

46	MainStay High Yield Opportunities Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-32082 MS322-13	MSHYR11-12/13 NL0C3

MainStay International Opportunities Fund

Message from the President and Annual Report

October 31, 2013

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Message from the President

With a few notable exceptions, major stock markets around the world tended to advance strongly during the 12 months ended October 31, 2013. According to Russell data, many U.S. stock indexes rose more than 25%, and some exceeded 30%. In the United States, growth stocks tended to outperform value stocks, but the differences were slight among large-capitalization issues.

European stocks were generally strong, with some regional variations. The market seemed convinced that the European Union would remain intact and that economic recovery would be possible, even in troubled peripheral nations. Japanese stocks advanced as the yen weakened and monetary and fiscal stimulus plans went into effect. Slowing growth prospects for China, however, led to weaker stock-market performance for that nation and its major suppliers, including Peru, Chile and Indonesia.

In the United States, stocks were buoyed by steady progress in corporate earnings and general improvements in profits. Stock prices occasionally faltered as politicians debated the so-called fiscal cliff, imposed a government shutdown and wrangled over debt limits. But stocks quickly recovered when agreements were reached and the government shutdown ended.

The Federal Reserve maintained the federal funds target rate in a range near zero, which drew money into stocks. When the Federal Reserve suggested that it might begin to gradually taper its security purchases, however, U.S. Treasury yields rose sharply. Stocks that tend to serve as a proxy for yield, including real estate investment trusts (REITs) and utilities, sold off. In September, the Federal Reserve noted that economic conditions did not yet warrant the anticipated tapering, and the announcement helped calm investor concerns.

Rising interest rates left many bond investors in negative territory for the 12 months ended October 31, 2013. (Bond prices tend to fall as interest rates rise and tend to rise as interest rates fall.) As an asset class, U.S. Treasury securities generally provided negative total returns, as did many high-grade bonds. Searching for additional yield, many fixed-income investors took on the higher risk of high-yield bonds, which advanced during the reporting period. Others moved into convertible bonds, which generally benefited from the rising stock market.

Through all of these market changes, the portfolio managers of MainStay Funds focused on the investment objectives of their respective Funds and on the available investment strategies. Our portfolio managers used disciplined investment techniques, seeking to achieve long-term results consistent with their mandate.

Whether the markets go up or down, we believe that shareholders do well to maintain a long-term, wide-range perspective. With appropriate diversification, negative results in one asset class may be balanced by positive results in others. While some investors find volatility troublesome, experienced investors know that without it, market opportunities would be limited.

The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2013. While past performance is no guarantee of future results, we encourage you to get invested, stay invested and add to your investments whenever you can.

We thank you for choosing MainStay Funds, and we look forward to strengthening our relationship over time.

Sincerely,

Stephen P. Fisher

President

Not part of the Annual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information.

You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s

Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2013

Class	Sales Charge		One Year	Five Years	Since Inception (9/28/07)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	26.52 33.89%	11.95 13.23%	–1.39 –0.47%	3.42 3.42%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	26.75 34.12	12.13 13.41	–1.29 –0.37	3.24 3.24
Class C Shares	Maximum 1% CDSC If Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	31.97 32.97	12.39 12.39	–1.25 –1.25	4.19 4.19
Class I Shares	No Sales Charge		34.51	13.60	–0.16	2.98

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividends and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Since Inception
MSCI EAFE® Index[4]	26.88%	11.99%	–0.38%
Average Lipper International Multi-Cap Core Fund[5]	23.52	12.24	–0.59

4.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.	The average Lipper international multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap core funds typically have average characteristics compared to the MSCI EAFE® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay International Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay International Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2013, to October 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2013, to October 31, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/13	Ending Account Value (Based on Actual Returns and Expenses) 10/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,095.80	$16.43	$1,009.50	$15.75

Class A Shares	$1,000.00	$1,095.60	$15.05	$1,010.80	$14.44

Class C Shares	$1,000.00	$1,091.30	$20.03	$1,006.30	$19.21

Class I Shares	$1,000.00	$1,097.80	$14.33	$1,011.50	$13.74

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (3.11% for Investor Class, 2.85% for Class A, 3.80% for Class C and 2.71% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Country Composition as of October 31, 2013 (Unaudited)

Japan	30.1%
United Kingdom	17.9
Australia	11.3
France	10.6
Germany	10.5
Switzerland	7.6
China	6.7
Netherlands	4.8
Denmark	3.6
Sweden	3.4
Hong Kong	3.1
Italy	2.9
Norway	2.5
Israel	2.0
Spain	1.9
Belgium	1.8
Finland	1.7
Austria	1.5
Republic of Korea	1.4
United States	0.9

New Zealand	0.8%
Brazil	0.7
Turkey	0.6
India	0.5
Macau	0.5
Thailand	0.5
Taiwan	0.4
Cambodia	0.3
Russia	0.3
Egypt	0.2
Greece	0.2
Chile	0.1
Georgia	0.1
Malaysia	0.1
Singapore	0.1
South Africa	0.1
Other Assets, Less Liabilities	0.3
Investments Sold Short	(32.0)

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2013 (excluding short-term investment) (Unaudited)

1.	Nestle S.A. Registered

2.	Roche Holding A.G.

3.	HSBC Holdings PLC

4.	Toyota Motor Corp.

5.	Vodafone Group PLC
6.	Total S.A.

7.	Royal Dutch Shell PLC Class A

8.	BASF S.E.

9.	Mitsubishi UFJ Financial Group, Inc.

10.	BNP Paribas S.A.

Top Five Short Positions as of October 31, 2013 (Unaudited)

1.	Esprit Holdings, Ltd.

2.	Linc Energy, Ltd.

3.	Ophir Energy PLC

4.	SGL Carbon S.E.

5.	Royal Imtech N.V.

8	MainStay International Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by Andrew Ver Planck, CFA, of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay International Opportunities Fund perform relative to its benchmark and peers during the 12 months ended October 31, 2013?

Excluding all sales charges, MainStay International Opportunities Fund returned 33.89% for Investor Class shares, 34.12% for Class A shares and 32.97% for Class C shares for the 12 months ended October 31, 2013. Over the same period, the Fund’s Class I shares returned 34.51%. All share classes outperformed the 26.88% return of the MSCI EAFE® Index,1 which is the Fund’s broad-based securities-market index. All share classes outperformed the 23.52% return of the average Lipper2 international multi-cap core fund for the 12 months ended October 31, 2013. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Favorable stock selection was responsible for most of the Fund’s outperformance of the MSCI EAFE® Index. The Fund may sell securities short and may invest in securities of com-panies with market capitalizations outside the range of the MSCI EAFE® Index. The securities of smaller companies are some-times less efficient than the securities of larger companies. This means that less information may be available to investors, less coverage may be provided by analysts, and in some cases, the companies may have less history than larger companies. These inefficiencies may lead to greater pricing discrepancies, which in turn may offer opportunities for gain.

During the reporting period, which sectors and countries were the strongest positive contributors to the Fund’s relative performance and which sectors and countries were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the MSCI EAFE® Index were materials, energy and industrials. (Contributions take weightings and total returns into account.) The sectors that detracted the most from the Fund’s relative performance were health care, telecommunication services and financials.

Regionally, the Fund experienced favorable stock selection in the Pacific Rim, Europe and Japan, which contributed positively to performance relative to the MSCI EAFE® Index. An overweight allocation in emerging markets detracted from relative performance while the relative impact of allocations to other regions was minor.

During the reporting period, the countries that made the strongest positive contributions to the Fund’s relative performance were Japan, Australia and France. The countries that detracted the most from the Fund’s relative performance were China, Spain and Italy.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance during the reporting period were long positions in Spanish industrial company Gamesa, Japanese automotive manufacturer Fuji Heavy Industries and German auto parts manufacturer Continental.

The stocks that detracted the most from the Fund’s absolute performance included short positions in Spanish construction & engineering company Fomento de Construcciones y Contratas, U.K.-based Internet retailer Ocado Group and Italian Internet retailer YOOX.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made a significant purchase of commercial bank HSBC Holdings to move from an underweight to an overweight position relative to the MSCI EAFE® Index. The move followed sales or reductions in overweight positions in other European banks. The Fund initiated an overweight position in German automotive manufacturer Daimler following positive third-quarter results that led to analyst upgrades.

The Fund exited its long position in Australian biotech company CSL. Our stock-selection model viewed the stock as fairly valued following a sustained period of price appreciation. Another significant sale occurred when the Fund exited a long position in KBC Groep, a large Belgian bank. As with CSL, the stock appeared to be fairly valued after an extended period of price appreciation.

How did the Fund’s sector and country weightings change during the reporting period?

During the reporting period, the Fund increased its sector weightings relative to the MSCI EAFE® Index in the industrials and materials sectors. Over the same period, the Fund decreased its relative sector weightings in the information technology and health care sectors.

The Fund increased its country weightings relative to the MSCI EAFE® Index in Sweden and Denmark, but decreased its relative weightings in Spain, Belgium and Germany. The Fund is managed and constructed on a bottom-up basis, so all weighting changes reflect our individual stock selection criteria. They

1.	See footnote on page 6 for more information on the MSCI EAFE® Index.
2.	See footnote on page 6 for more information on Lipper Inc.

mainstayinvestments.com	9

are not the result of top-down evaluations of economies, sectors or regions.

How was the Fund positioned at the end of the reporting period?

The Fund held overweight positions relative to the MSCI EAFE® Index in the consumer discretionary, financials and telecommunication services sectors. As of the same date, the Fund held underweight positions relative to the Index in the utilities, consumer staples and health care sectors.

As of October 31, 2013, the Fund held overweight positions relative to the MSCI EAFE® Index in emerging markets and Japan. As of the same date, the Fund held underweight positions relative to the Index in the U.K., Switzerland and Germany.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay International Opportunities Fund

Portfolio of Investments October 31, 2013

	Shares	Value

Common Stocks 130.7%†
Australia 11.3%
Amcor, Ltd. (Containers & Packaging)	106,416	$1,090,277
Arrium, Ltd. (Metals & Mining)	1,159,055	1,517,241
Ausdrill, Ltd. (Construction & Engineering)	71,192	102,949
Australia & New Zealand Banking Group, Ltd. (Commercial Banks)	41,797	1,336,830
Australian Worldwide Exploration, Ltd. (Oil, Gas & Consumable Fuels) (a)	86,691	102,420
BC Iron, Ltd. (Metals & Mining)	135,212	630,033
Bendigo and Adelaide Bank, Ltd. (Commercial Banks)	58,480	602,469
BGP Holdings PLC (Diversified Financial Services) (b)(c)	106,339	10
BHP Billiton, Ltd. (Metals & Mining)	61,350	2,183,714
Cabcharge Australia, Ltd. (Commercial Services & Supplies)	22,424	85,412
Challenger, Ltd. (Diversified Financial Services)	278,922	1,581,739
Commonwealth Bank of Australia (Commercial Banks)	9,066	651,909
Flight Centre, Ltd. (Hotels, Restaurants & Leisure)	38,088	1,868,702
Fortescue Metals Group, Ltd. (Metals & Mining)	389,048	1,915,763
Grange Resources, Ltd. (Metals & Mining)	47,830	9,719
iiNET, Ltd. (Diversified Telecommunication Services)	128,996	792,484
JB Hi-Fi, Ltd. (Specialty Retail)	79,847	1,645,189
Leighton Holdings, Ltd. (Construction & Engineering)	21,927	371,172
Macquarie Group, Ltd. (Capital Markets)	43,016	2,071,453
Metcash, Ltd. (Food & Staples Retailing)	52,024	164,721
Mount Gibson Iron, Ltd. (Metals & Mining)	1,273,200	1,070,995
Newcrest Mining, Ltd. (Metals & Mining)	6,120	59,579
Pacific Brands, Ltd. (Distributors)	482,220	321,318
RCR Tomlinson, Ltd. (Construction & Engineering)	70,052	235,044
Resolute Mining, Ltd. (Metals & Mining)	1,012,210	617,065
Santos, Ltd. (Oil, Gas & Consumable Fuels)	38,118	546,533
Sigma Pharmaceuticals, Ltd. (Health Care Providers & Services)	753,960	406,185
Skilled Group, Ltd. (Professional Services)	12,319	41,101
Sonic Healthcare, Ltd. (Health Care Providers & Services)	89,863	1,370,835
Southern Cross Media Group, Ltd. (Media)	30,851	55,110
Suncorp-Group, Ltd. (Insurance)	167,396	2,116,908
Wesfarmers, Ltd. (Food & Staples Retailing)	40,553	1,646,983
Westpac Banking Corp. (Commercial Banks)	65,421	2,120,242

	Shares	Value

Australia (continued)
WorleyParsons, Ltd. (Energy Equipment & Services)	18,715	$390,208

		29,722,312

Austria 1.5%
Cat Oil A.G. (Energy Equipment & Services)	3,680	90,087
OMV A.G. (Oil, Gas & Consumable Fuels) (d)	41,522	1,981,351
Voestalpine A.G. (Metals & Mining)	40,285	1,902,633

		3,974,071

Belgium 1.8%
Anheuser-Busch InBev N.V. (Beverages) (d)	23,460	2,439,924
Barco N.V. (Electronic Equipment, Instruments & Components)	3,454	261,730
Delhaize Group S.A. (Food & Staples Retailing) (d)	30,918	1,975,737

		4,677,391

Brazil 0.6%
Banco do Brasil S.A. (Commercial Banks)	35,700	474,099
Even Construtora e Incorporadora S.A. (Household Durables)	103,900	387,271
JBS S.A. (Food Products)	210,900	757,854

		1,619,224

Cambodia 0.3%
NagaCorp, Ltd. (Hotels, Restaurants & Leisure)	988,000	912,431

Chile 0.1%
Cap S.A. (Metals & Mining)	12,607	261,837

China 6.7%
Anta Sports Products, Ltd. (Textiles, Apparel & Luxury Goods)	569,000	814,640
APT Satellite Holdings, Ltd. (Diversified Telecommunication Services)	64,000	69,506
Bank of China, Ltd. Class H (Commercial Banks)	148,000	69,485
Bank of Communications Co., Ltd. Class H (Commercial Banks)	531,000	388,336
BYD Electronic International Co., Ltd. (Communications Equipment) (a)	308,000	144,605
Chaowei Power Holdings, Ltd. (Auto Components)	96,000	40,738
China BlueChemical, Ltd. (Chemicals)	128,000	82,053
China Citic Bank Corp., Ltd. Class H (Commercial Banks)	1,362,000	764,182
China Communications Construction Co., Ltd. Class H (Construction & Engineering)	35,000	28,531

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments October 31, 2013 (continued)

	Shares	Value

Common Stocks (continued)
China (continued)
China Hongqiao Group, Ltd. (Metals & Mining)	756,500	$477,142
China Merchants Bank Co., Ltd. Class H (Commercial Banks)	398,500	791,552
China Oilfield Services, Ltd. (Energy Equipment & Services)	290,000	811,686
China Power International Development, Ltd. (Independent Power Producers & Energy Traders)	188,000	73,716
China Railway Construction Corp., Ltd. Class H (Construction & Engineering)	744,500	814,312
China Railway Group, Ltd. Class H (Construction & Engineering)	1,003,000	567,931
China Resources Power Holdings Co., Ltd. (Independent Power Producers & Energy Traders)	84,000	220,482
China Wireless Technologies, Ltd. (Communications Equipment)	2,156,000	806,449
Chongqing Rural Commercial Bank Class H (Commercial Banks)	1,483,000	747,908
CNOOC, Ltd. (Oil, Gas & Consumable Fuels)	468,000	958,576
Dongyue Group (Chemicals)	273,000	128,524
FIH Mobile, Ltd. (Electronic Equipment, Instruments & Components) (a)	999,000	561,801
Fosun International, Ltd. (Metals & Mining)	836,500	807,045
Hilong Holding, Ltd. (Energy Equipment & Services)	267,000	177,702
Huaneng Power International, Inc. Class H (Independent Power Producers & Energy Traders)	754,000	784,829
Jiangsu Expressway Co., Ltd. (Transportation Infrastructure)	338,000	423,753
Labixiaoxin Snacks Group, Ltd. (Food Products)	531,000	275,328
Man Wah Holdings, Ltd. (Household Durables)	446,800	767,622
NAM TAI Electronics, Inc. (Electronic Equipment, Instruments & Components)	45,300	316,647
New China Life Insurance Co., Ltd. Class H (Insurance) (a)	173,000	486,444
Prince Frog International Holdings, Ltd. (Personal Products) (b)(c)	905,000	543,957
Sihuan Pharmaceutical Holdings Group, Ltd. (Pharmaceuticals)	253,000	188,290
SinoMedia Holding, Ltd. (Media)	524,000	484,597
Sinotrans, Ltd. Class H (Air Freight & Logistics)	945,000	232,807
Texhong Textile Group, Ltd. (Textiles, Apparel & Luxury Goods)	177,000	310,030

	Shares	Value

China (continued)
TravelSky Technology, Ltd. Class H (IT Services)	2,000	$1,710
Weiqiao Textile Co. Class H (Textiles, Apparel & Luxury Goods)	618,000	377,033
Xingda International Holdings, Ltd. (Auto Components)	198,000	120,286
Yangzijiang Shipbuilding Holdings, Ltd. (Machinery)	1,950,000	1,852,359
Zhejiang Expressway Co., Ltd. (Transportation Infrastructure)	136,000	124,019

		17,636,613

Denmark 3.6%
A.P. Moeller—Maersk A/S (Marine)	105	1,015,929
A.P. Moeller—Maersk A/S Class A (Marine)	48	433,754
Auriga Industries Class B (Chemicals) (a)	10,005	392,496
GN Store Nord A/S (Health Care Equipment & Supplies)	67,447	1,538,453
NKT Holding A/S (Machinery)	25,704	1,247,474
Novo-Nordisk A/S Class B (Pharmaceuticals) (d)	9,726	1,618,270
Pandora A/S (Textiles, Apparel & Luxury Goods) (d)	29,934	1,427,154
Royal UNIBREW (Beverages)	1,175	150,799
Vestas Wind Systems A/S (Electrical Equipment) (a)	61,267	1,645,089

		9,469,418

Egypt 0.2%
Commercial International Bank Egypt S.A.E. (Commercial Banks)	94,785	586,188
Telecom Egypt Co. (Diversified Telecommunication Services)	21,336	42,125

		628,313

Finland 1.7%
Neste Oil Oyj (Oil, Gas & Consumable Fuels)	90,548	1,796,175
Stora Enso Oyj (Paper & Forest Products)	125,637	1,168,498
UPM-Kymmene Oyj (Paper & Forest Products)	104,697	1,664,603

		4,629,276

France 10.6%
AXA S.A. (Insurance) (d)	108,048	2,699,319
♦BNP Paribas S.A. (Commercial Banks) (d)	42,982	3,182,888
Bouygues S.A. (Construction & Engineering) (d)	49,529	1,936,069
CNP Assurances (Insurance)	27,674	488,467
Derichebourg S.A. (Commercial Services & Supplies) (a)	17,016	59,607
GDF Suez (Multi-Utilities)	9,166	228,244
Natixis (Commercial Banks)	360,761	1,945,577
Nexity S.A. (Household Durables)	5,168	202,787

12	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
France (continued)
Orange S.A. (Diversified Telecommunication Services) (d)	165,458	$2,271,216
Plastic Omnium S.A. (Auto Components) (d)	30,652	878,134
Renault S.A. (Automobiles) (d)	24,494	2,145,390
Sanofi (Pharmaceuticals) (d)	11,659	1,243,288
Societe Generale S.A. (Commercial Banks) (d)	46,172	2,621,696
Technicolor S.A. (Media) (a)	127,534	690,905
Thales S.A. (Aerospace & Defense) (d)	32,001	1,963,910
♦Total S.A. (Oil, Gas & Consumable Fuels) (d)	68,919	4,235,660
UbiSoft Entertainment S.A. (Software) (a)(d)	28,793	370,608
Vinci S.A. (Construction & Engineering)	12,266	786,825

		27,950,590

Georgia 0.1%
Bank of Georgia Holdings PLC (Commercial Banks)	5,284	167,244

Germany 10.4%
Allianz S.E. (Insurance) (d)	18,055	3,037,305
♦BASF S.E. (Chemicals) (d)	34,419	3,581,102
Bayer A.G. (Pharmaceuticals) (d)	14,676	1,824,056
CANCOM S.E. (IT Services)	6,188	237,602
Continental A.G. (Auto Components) (d)	12,263	2,246,928
Daimler A.G. (Automobiles)	31,375	2,574,707
Deutsche Lufthansa A.G. (Airlines) (a)(d)	97,085	1,880,371
Deutsche Post A.G. Registered (Air Freight & Logistics) (d)	47,531	1,608,539
Deutz A.G. (Machinery) (a)	71,611	681,581
Grammer A.G. (Auto Components)	2,789	130,019
Infineon Technologies A.G. (Semiconductors & Semiconductor Equipment)	74,980	725,761
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered (Insurance) (d)	3,148	657,799
Nordex S.E. (Electrical Equipment) (a)	91,878	1,615,477
ProSiebenSat.1 Media A.G. (Media) (d)	40,505	1,929,247
Siemens A.G. (Industrial Conglomerates)	24,287	3,105,647
Stada Arzneimittel A.G. (Pharmaceuticals)	11,508	662,577
United Internet A.G. (Internet Software & Services)	20,778	820,949

		27,319,667

Greece 0.2%
Motor Oil Hellas Corinth Refineries S.A. (Oil, Gas & Consumable Fuels)	10,986	130,965
OPAP S.A. (Hotels, Restaurants & Leisure)	23,864	296,472

		427,437

	Shares	Value

Hong Kong 3.1%
AMVIG Holdings, Ltd. (Containers & Packaging)	68,000	$31,926
Anxin-China Holdings, Ltd. (Electronic Equipment, Instruments & Components)	1,100,000	353,283
Bonjour Holdings, Ltd. (Specialty Retail)	250,000	54,173
Chaoda Modern Agriculture Holdings, Ltd. (Food Products) (a)(b)(c)	38,000	4,132
China All Access Holdings, Ltd. (Communications Equipment)	122,000	45,319
China Green Holdings, Ltd. (Food Products) (a)	33,000	3,788
HKT Trust / HKT, Ltd. (Diversified Telecommunication Services)	1,004,000	925,913
Hopewell Holdings, Ltd. (Industrial Conglomerates) (d)	371,000	1,251,341
Ju Teng International Holdings, Ltd. (Electronic Equipment, Instruments & Components)	400,000	290,984
Kingboard Chemical Holdings, Ltd. (Electronic Equipment, Instruments & Components)	28,000	72,772
Luk Fook Holdings International, Ltd. (Specialty Retail)	98,000	348,871
NetDragon Websoft, Inc. (Software)	343,500	790,409
NewOcean Energy Holdings, Ltd. (Oil, Gas & Consumable Fuels)	394,000	240,882
NWS Holdings, Ltd. (Industrial Conglomerates)	43,000	67,331
Sands China, Ltd. (Hotels, Restaurants & Leisure)	108,800	776,040
Shun Tak Holdings, Ltd. (Industrial Conglomerates)	186,000	107,718
Truly International Holdings (Electronic Equipment, Instruments & Components)	2,536,000	1,619,141
Wasion Group Holdings, Ltd. (Electronic Equipment, Instruments & Components)	336,000	210,623
Wharf Holdings, Ltd. (The) (Real Estate Management & Development)	62,000	524,597
Wheelock & Co, Ltd. (Real Estate Management & Development)	81,000	414,769

		8,134,012

India 0.5%
Bank of India (Commercial Banks)	65,291	225,180
Canara Bank (Commercial Banks)	89,156	376,615
IRB Infrastructure Developers, Ltd. (Construction & Engineering)	151,508	198,461
Rural Electrification Corp., Ltd. (Diversified Financial Services)	57,880	183,656
UCO Bank (Commercial Banks)	48,799	57,649
Vedanta Resources PLC (Metals & Mining) (d)	12,400	211,347

		1,252,908

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments October 31, 2013 (continued)

	Shares	Value

Common Stocks (continued)
Israel 2.0%
Bank Hapoalim B.M. (Commercial Banks)	63,273	$339,310
Bezeq-The Israeli Telecommunication Corp., Ltd. (Diversified Telecommunication Services)	1,096,539	1,909,634
Delek Group, Ltd. (Oil, Gas & Consumable Fuels)	3,646	1,261,431
Teva Pharmaceutical Industries, Ltd. (Pharmaceuticals)	45,388	1,699,033

		5,209,408

Italy 2.9%
Autostrada Torino-Milano S.p.A. (Transportation Infrastructure)	10,100	152,491
Credito Emiliano S.p.A. (Commercial Banks)	58,040	440,119
Enel S.p.A. (Electric Utilities)	408,318	1,801,779
ENI S.p.A. (Oil, Gas & Consumable Fuels) (d)	50,886	1,288,536
Fiat Industrial S.p.A. (Automobiles) (a)	72,805	572,347
Impregilo S.p.A. (Construction & Engineering)	97,534	622,406
Iren S.p.A (Multi-Utilities)	660,842	988,778
Safilo Group S.p.A. (Textiles, Apparel & Luxury Goods) (a)	5,625	115,324
Unipol Gruppo Finanziario S.p.A. (Insurance)	298,002	1,582,033

		7,563,813

Japan 30.1%
77 Bank, Ltd. (The) (Commercial Banks)	126,000	621,479
Aichi Steel Corp. (Metals & Mining)	88,000	449,263
Alpine Electronics, Inc. (Household Durables)	29,000	349,486
Amada Co., Ltd. (Machinery)	125,000	1,070,375
AOYAMA TRADING Co., Ltd. (Specialty Retail) (d)	54,500	1,383,977
Bank of Nagoya, Ltd. (The) (Commercial Banks)	13,000	44,422
Calsonic Kansei Corp. (Auto Components)	243,000	1,163,968
Chubu Electric Power Co., Inc. (Electric Utilities)	25,700	379,502
Chudenko Corp. (Construction & Engineering)	4,900	80,579
CKD Corp. (Machinery)	13,800	127,572
Cosmo Oil Co., Ltd. (Oil, Gas & Consumable Fuels) (a)	499,000	877,931
Daiwa Securities Group, Inc. (Capital Markets) (d)	158,000	1,433,296
Dena Co., Ltd. (Internet Software & Services)	21,500	467,696
EDION Corp. (Specialty Retail) (d)	220,300	1,100,044
Fields Corp. (Leisure Equipment & Products)	3,200	56,691
Fuji Heavy Industries, Ltd. (Automobiles) (d)	68,600	1,863,425
Fuji Machine Manufacturing Co., Ltd. (Machinery)	7,600	68,325
Fukuoka Financial Group, Inc. (Commercial Banks)	16,000	71,921
Funai Electric Co., Ltd. (Household Durables)	33,700	357,118

	Shares	Value

Japan (continued)
Fuyo General Lease Co., Ltd. (Diversified Financial Services)	4,800	$198,434
G-Tekt Corp. (Auto Components)	5,400	158,985
Geo Holdings Corp. (Specialty Retail)	22,100	205,874
Gree, Inc. (Internet Software & Services)	196,600	1,689,484
GungHo Online Entertainment, Inc. (Software) (a)	416	260,608
Haseko Corp. (Household Durables) (a)	211,200	1,555,057
Inabata & Co., Ltd. (Trading Companies & Distributors)	20,100	196,033
INPEX Corp. (Oil, Gas & Consumable Fuels) (d)	174,600	2,013,591
IT Holdings Corp. (IT Services) (d)	6,200	88,968
Jaccs Co., Ltd. (Consumer Finance) (d)	233,000	1,106,590
Japan Airlines Co., Ltd. (Airlines)	22,600	1,316,973
Japan Petroleum Exploration Co., Ltd. (Oil, Gas & Consumable Fuels) (d)	17,300	701,993
Japan Securities Finance Co., Ltd. (Diversified Financial Services)	90,400	658,257
Japan Tobacco, Inc. (Tobacco)	25,400	917,014
JFE Holdings, Inc. (Metals & Mining) (d)	87,900	1,986,309
JTEKT Corp. (Machinery) (d)	148,700	1,894,855
kabu.com Securities Co., Ltd. (Capital Markets)	24,600	129,092
Kadokawa Corp. (Media)	13,800	501,729
Kamei Corp. (Trading Companies & Distributors)	23,200	172,236
Kanamoto Co., Ltd. (Trading Companies & Distributors) (d)	24,000	646,069
Kawasaki Kisen Kaisha, Ltd. (Marine)	667,000	1,519,455
KDDI Corp. (Wireless Telecommunication Services) (d)	44,400	2,397,681
Keihin Corp. (Auto Components)	16,300	265,064
Kinden Corp. (Construction & Engineering)	75,000	820,706
Komori Corp. (Machinery)	16,200	253,552
KYB Co., Ltd. (Auto Components)	6,000	34,537
Kyokuto Securities Co., Ltd. (Capital Markets)	35,700	621,201
Maeda Corp. (Construction & Engineering)	116,000	830,510
Matsumotokiyoshi Holdings Co., Ltd. (Food & Staples Retailing)	11,300	380,382
Minebea Co., Ltd. (Machinery)	290,000	1,598,495
Mirait Holdings Corp. (Construction & Engineering)	21,400	189,560
Mitsuba Corp. (Auto Components)	36,900	547,514
Mitsubishi Chemical Holdings Corp. (Chemicals) (d)	249,500	1,162,117
Mitsubishi Estate Co., Ltd. (Real Estate Management & Development)	49,000	1,393,807
Mitsubishi Materials Corp. (Metals & Mining)	262,000	1,020,502
Mitsubishi Steel Manufacturing Co., Ltd. (Metals & Mining)	135,000	383,047

14	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Japan (continued)
♦Mitsubishi UFJ Financial Group, Inc. (Commercial Banks) (d)	528,100	$3,329,828
Mitsui Fudosan Co., Ltd. (Real Estate Management & Development)	22,000	723,787
Mitsui Mining & Smelting Co., Ltd. (Metals & Mining)	224,000	569,511
Modec, Inc. (Energy Equipment & Services)	2,300	69,494
Monex Group, Inc. (Capital Markets)	145,700	527,501
Namura Shipbuilding Co., Ltd. (Machinery)	103,400	1,489,010
NEC Capital Solutions, Ltd. (Trading Companies & Distributors)	19,100	470,459
NEC Networks & System Integration Corp. (IT Services)	12,400	311,356
Nippo Corp. (Construction & Engineering)	7,000	130,774
Nippon Paper Industries Co., Ltd. (Paper & Forest Products)	96,200	1,529,143
Nippon Road Co., Ltd. (The) (Construction & Engineering)	35,000	217,126
Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services) (d)	42,900	2,220,696
Nippon Yusen KK (Marine)	251,000	763,236
Nipro Corp. (Health Care Equipment & Supplies)	63,200	575,889
Nishimatsu Construction Co., Ltd. (Construction & Engineering)	270,000	947,320
Nisshin Steel Holdings Co., Ltd. (Metals & Mining)	33,500	444,600
Nomura Holdings, Inc. (Capital Markets) (d)	235,200	1,729,377
Otsuka Holdings Co., Ltd. (Pharmaceuticals)	28,000	794,468
Pacific Industrial Co., Ltd. (Auto Components)	7,900	56,400
Pocket Card Co., Ltd. (Consumer Finance)	7,400	63,818
Prima Meat Packers, Ltd. (Food Products)	13,000	27,499
Ryobi, Ltd. (Machinery)	185,000	814,655
Sanyo Special Steel Co., Ltd. (Metals & Mining)	135,000	724,906
SBI Holdings, Inc. (Capital Markets) (d)	150,800	1,812,729
Shindengen Electric Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)	106,000	679,142
Shinko Electric Industries Co., Ltd. (Semiconductors & Semiconductor Equipment) (d)	20,500	181,379
ShinMaywa Industries, Ltd. (Machinery)	96,000	750,778
Showa Corp. (Auto Components) (d)	10,200	140,765
Sojitz Corp. (Trading Companies & Distributors)	817,800	1,580,209
Sumitomo Corp. (Trading Companies & Distributors) (d)	50,700	657,404

	Shares	Value

Japan (continued)
Sumitomo Densetsu Co., Ltd. (Construction & Engineering)	5,500	$81,104
Sumitomo Mitsui Financial Group, Inc. (Commercial Banks) (d)	28,976	1,389,422
Sumitomo Realty & Development Co., Ltd. (Real Estate Management & Development)	13,000	611,461
T&D Holdings, Inc. (Insurance)	88,600	1,058,731
Takuma Co., Ltd. (Machinery)	44,000	373,192
Toda Corp. (Construction & Engineering)	131,000	476,945
Tokai Tokyo Financial Holdings, Inc. (Capital Markets)	77,000	640,557
Tokuyama Corp. (Chemicals)	397,000	1,526,147
Tokyu Fudosan Holdings Corp. (Real Estate Management & Development) (a)	9,900	97,258
Topy Industries, Ltd. (Metals & Mining)	93,000	203,346
Tosoh Corp. (Chemicals)	38,000	144,534
Toyo Seikan Group Holdings, Ltd. (Containers & Packaging)	24,700	510,428
♦Toyota Motor Corp. (Automobiles) (d)	72,800	4,708,716
TSI Holdings Co., Ltd. (Textiles, Apparel & Luxury Goods)	2,100	14,800
Universal Entertainment Corp. (Leisure Equipment & Products)	49,900	992,621
Wakita & Co., Ltd. (Trading Companies & Distributors)	15,000	194,803
Yachiyo Bank, Ltd. (The) (Commercial Banks)	1,400	38,043

		79,178,718

Macau 0.5%
MGM China Holdings, Ltd. (Hotels, Restaurants & Leisure)	418,800	1,447,677

Malaysia 0.1%
Cahya Mata Sarawak BHD (Industrial Conglomerates)	38,600	62,385
Coastal Contracts BHD (Machinery)	18,800	20,912
Puncak Niaga Holdings BHD (Water Utilities)	124,300	133,141

		216,438

Netherlands 4.8%
Aegon N.V. (Insurance)	265,353	2,112,699
BinckBank N.V. (Capital Markets)	16,872	162,647
CNH Industrial N.V. (Machinery) (a)	17,820	210,739
Heineken Holding N.V. (Beverages)	523	33,300
ING Groep N.V. (Diversified Financial Services) (a)	147,386	1,877,663
Koninklijke Ahold N.V. (Food & Staples Retailing) (d)	114,024	2,170,520
♦Royal Dutch Shell PLC Class A (Oil, Gas & Consumable Fuels) (d)	108,386	3,608,667
Royal Dutch Shell PLC Class B (Oil, Gas & Consumable Fuels) (d)	71,204	2,465,467

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments October 31, 2013 (continued)

	Shares	Value

Common Stocks (continued)
Netherlands (continued)
Unilever N.V., CVA (Food Products) (d)	3,058	$121,114

		12,762,816

New Zealand 0.8%
Chorus, Ltd. (Diversified Telecommunication Services)	80,357	175,893
Kathmandu Holdings, Ltd. (Specialty Retail)	22,828	73,350
Sky Network Television, Ltd. (Media)	5,124	26,241
Telecom Corp. of New Zealand, Ltd. (Diversified Telecommunication Services)	1,005,782	1,952,323

		2,227,807

Norway 2.5%
DnB NOR ASA (Commercial Banks) (d)	121,094	2,146,029
Marine Harvest ASA (Food Products)	1,290,599	1,513,238
Salmar ASA (Food Products) (a)	35,290	431,266
SpareBank 1 SMN (Commercial Banks)	45,016	379,982
StatoilHydro ASA (Oil, Gas & Consumable Fuels) (d)	35,348	837,229
Yara International ASA (Chemicals) (d)	27,239	1,175,939

		6,483,683

Republic of Korea 1.4%
Hanil E-Wha Co., Ltd. (Auto Components)	12,160	252,199
Hansol Paper Co. (Paper & Forest Products)	55,800	647,033
Hanssem Co., Ltd. (Household Durables)	1,580	64,049
Hwa Shin Co., Ltd. (Auto Components)	3,420	41,269
Hyosung Corp. (Chemicals)	7,075	477,558
Mirae Asset Securities Co., Ltd. (Capital Markets)	4,730	159,636
Pyeong Hwa Automotive Co., Ltd. (Auto Components)	3,939	91,350
Samsung Electronics Co., Ltd. (Semiconductors & Semiconductor Equipment)	233	321,796
SeAH Steel Corp. (Metals & Mining)	934	79,510
SK Telecom Co., Ltd. (Wireless Telecommunication Services)	3,342	715,186
Sungwoo Hitech Co., Ltd. (Auto Components)	52,054	807,248

		3,656,834

Russia 0.3%
Sistema JSFC, Sponsored GDR (Wireless Telecommunication Services)	31,153	834,900

Singapore 0.1%
GuocoLeisure, Ltd. (Hotels, Restaurants & Leisure)	250,000	166,036
UOL Group, Ltd. (Real Estate Management & Development)	12,000	63,661

		229,697

	Shares	Value

South Africa 0.1%
Steinhoff International Holdings, Ltd. (Household Durables) (a)	65,201	$252,068

Spain 1.9%
Banco Popular Espanol S.A. (Commercial Banks) (a)	87,098	495,734
Banco Santander S.A. (Commercial Banks)	35,977	319,416
Gamesa Corp. Tecnologica S.A. (Electrical Equipment) (a)	168,897	1,637,343
Mapfre S.A. (Insurance)	94,138	378,846
Repsol, S.A. (Oil, Gas & Consumable Fuels) (d)	78,958	2,120,518

		4,951,857

Sweden 3.4%
Arcam AB (Machinery) (a)	3,434	462,633
Bilia AB (Specialty Retail)	3,231	78,281
Intrum Justitia AB (Commercial Services & Supplies)	47,037	1,252,133
Nordea Bank AB (Commercial Banks) (d)	149,329	1,912,687
SAS AB (Airlines) (a)	327,786	986,385
Skandinaviska Enskilda Banken AB Class A (Commercial Banks) (d)	175,979	2,131,828
Swedbank AB Class A (Commercial Banks) (d)	67,262	1,754,196
Telefonaktiebolaget LM Ericsson Class B (Communications Equipment)	27,475	327,959

		8,906,102

Switzerland 7.6%
Actelion, Ltd. Registered (Biotechnology) (a)	7,341	568,364
Basilea Pharmaceutica Registered (Biotechnology) (a)	3,349	365,406
Credit Suisse Group A.G. Registered (Capital Markets) (a)(d)	58,711	1,826,651
Implenia A.G. Registered (Construction & Engineering) (a)	8,923	600,374
Komax Holding A.G. (Machinery) (a)	1,643	224,535
Kudelski S.A. (Electronic Equipment, Instruments & Components)	1,762	24,371
Lonza Group A.G. (Life Sciences Tools & Services) (a)	9,698	866,819
♦Nestle S.A. Registered (Food Products) (d)	83,647	6,038,330
Novartis A.G. (Pharmaceuticals) (d)	23,596	1,832,080
♦Roche Holding A.G., Genusscheine (Pharmaceuticals) (d)	19,352	5,357,604
STMicroelectronics N.V. (Semiconductors & Semiconductor Equipment)	6,756	52,249
Swiss Life Holding A.G. Registered (Insurance) (a)(d)	9,504	1,888,545
U-Blox A.G. (Communications Equipment) (a)	3,299	298,141

		19,943,469

16	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Taiwan 0.4%
Inventec Corp. (Computers & Peripherals)	890,000	$796,712
Vanguard International Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	201,000	217,560

		1,014,272

Thailand 0.5%
Delta Electronics Thailand PCL (Electronic Equipment & Instruments)	71,900	110,305
PTT Global Chemical PCL (Chemicals)	310,300	782,604
Thanachart Capital PCL (Commercial Banks)	333,200	369,330

		1,262,239

Turkey 0.6%
Otokar Otomotiv Ve Savunma Sanayi AS (Machinery)	20,357	660,296
TAV Havalimanlari Holding AS (Transportation Infrastructure)	104,486	758,947
Turkiye Sinai Kalkinma Bankasi AS (Commercial Banks)	69,486	67,876

		1,487,119

United Kingdom 17.9%
AstraZeneca PLC (Pharmaceuticals) (d)	49,659	2,634,732
Awilco Drilling PLC (Energy Equipment & Services)	3,417	74,619
BAE Systems PLC (Aerospace & Defense)	314,635	2,293,896
Barratt Developments PLC (Household Durables)	292,761	1,573,002
Bellway PLC (Household Durables)	50,999	1,229,847
BHP Billiton PLC (Metals & Mining) (d)	39,864	1,233,935
BP PLC (Oil, Gas & Consumable Fuels)	355,853	2,754,163
British American Tobacco PLC (Tobacco) (d)	47,840	2,635,639
British Sky Broadcasting Group PLC (Media)	80,127	1,204,459
Britvic PLC (Beverages)	46,619	467,180
BT Group PLC (Diversified Telecommunication Services)	75,311	455,241
CSR PLC (Semiconductors & Semiconductor Equipment)	55,529	489,248
Diageo PLC (Beverages) (d)	17,963	572,293
easyJet PLC (Airlines)	46,343	972,670
GlaxoSmithKline PLC (Pharmaceuticals) (d)	101,095	2,664,042
Halfords Group PLC (Specialty Retail)	30,238	205,328
Home Retail Group PLC (Internet & Catalog Retail)	491,584	1,568,529
♦HSBC Holdings PLC (Commercial Banks) (d)	433,340	4,739,347
Intermediate Capital Group PLC (Capital Markets)	15,504	119,199
ITV PLC (Media)	627,352	1,920,255
J Sainsbury PLC (Food & Staples Retailing)	228,117	1,442,934

	Shares	Value

United Kingdom (continued)
Keller Group PLC (Construction & Engineering)	58,061	$978,428
Micro Focus International PLC (Software)	48,570	637,424
Mondi PLC (Paper & Forest Products)	20,362	363,703
Ocado Group PLC (Internet & Catalog Retail) (a)	87,701	610,290
Pace PLC (Communications Equipment)	175,877	858,975
Persimmon PLC (Household Durables) (a)(d)	85,798	1,740,241
Phoenix Group Holdings (Insurance)	43,346	540,717
Rio Tinto PLC (Metals & Mining) (d)	33,931	1,718,108
Speedy Hire PLC (Trading Companies & Distributors)	178,143	185,662
Tesco PLC (Food & Staples Retailing)	21,418	125,072
Trinity Mirror PLC (Media) (a)	33,473	71,650
TUI Travel PLC (Hotels, Restaurants & Leisure)	261,944	1,617,003
♦Vodafone Group PLC (Wireless Telecommunication Services)	1,204,476	4,335,669
WH Smith PLC (Specialty Retail)	42,887	619,573
WM Morrison Supermarkets PLC (Food & Staples Retailing)	306,525	1,384,013

		47,037,086

United States 0.1%
China Yuchai International, Ltd. (Machinery)	7,300	170,601

Total Common Stocks (Cost $292,961,792)		343,619,348

Convertible Preferred Stocks 0.1%
Brazil 0.1%
Metalurgica Gerdau S.A. 1.05% (Metals & Mining)	8,500	86,889

Republic of Korea 0.0%‡
Hyundai Motor Co. 1.65% (Automobiles)	289	31,468

Total Convertible Preferred Stocks (Cost $104,029)		118,357

Exchange Traded Fund 0.6% (e)
United States 0.6%
iShares MSCI EAFE Index Fund (Capital Markets)	23,957	1,578,287

Total Exchange Traded Fund (Cost $1,592,466)		1,578,287

Preferred Stocks 0.1%
Brazil 0.0%‡
Banco ABC Brasil S.A. 4.29% (Commercial Banks)	3,700	22,776

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments October 31, 2013 (continued)

	Shares	Value

Preferred Stocks (continued)
Brazil (continued)
Petroleo Brasileiro S.A. 3.87% (Oil, Gas & Consumable Fuels)	10,300	$93,933

		116,709

Germany 0.1%
Jungheinrich A.G. 1.05% (Machinery)	3,788	236,585

Total Preferred Stocks (Cost $278,931)		353,294

	Number of Warrants
Warrants 0.0%‡
Spain 0.0%‡
Promotora de Informaciones S.A. Strike Price €2.00 Expires 6/5/14 (Media) (a)	85,100	1,156

Total Warrants (Cost $0)		1,156

	Principal Amount
Short-Term Investment 0.2% Repurchase Agreement 0.2%
United States 0.2%
State Street Bank and Trust Co. 0.00%, dated 10/31/13 due 11/1/13 Proceeds at Maturity $616,787 (Collateralized by a Federal Home Loan Mortgage Association security with a rate of 2.00% and a maturity date of 1/30/23, with a Principal Amount of $690,000 and a Market Value of $631,605) (Capital Markets)	$616,787	616,787

Total Short-Term Investment (Cost $616,787)		616,787

Total Investments, Before Investments Sold Short (Cost $295,554,005) (f)	131.7%	346,287,229

	Shares	Value

Investments Sold Short (32.0%) Common Stocks Sold Short (32.0%)
Australia (5.7%)
Aquila Resources, Ltd. (Oil, Gas & Consumable Fuels) (a)	(131,122)	$(280,082)
ARB Corp., Ltd. (Specialty Retail)	(7,362)	(81,063)
Bandanna Energy, Ltd. (Oil, Gas & Consumable Fuels) (a)	(246,175)	(48,861)
Bathurst Resources New Zeala (Metals & Mining) (a)	(616,482)	(113,620)
Beadell Resources, Ltd. (Metals & Mining) (a)	(1,717,344)	(1,509,527)
Buru Energy, Ltd. (Oil, Gas & Consumable Fuels) (a)	(345,669)	(543,971)
Cash Converters International, Ltd. (Specialty Retail)	(8,477)	(7,611)
Coalspur Mines, Ltd. (Oil, Gas & Consumable Fuels) (a)	(322,941)	(57,993)
Cudeco, Ltd. (Metals & Mining) (a)	(224,896)	(427,247)
Energy World Corp., Ltd. (Independent Power Producers & Energy Traders) (a)	(392,946)	(161,556)
Evolution Mining, Ltd. (Metals & Mining)	(118,470)	(94,056)
Gindalbie Metals, Ltd. (Metals & Mining) (a)	(216,353)	(26,583)
Independence Group NL (Metals & Mining)	(29,098)	(108,908)
Karoon Gas Australia, Ltd. (Oil, Gas & Consumable Fuels) (a)	(178,011)	(745,335)
Linc Energy, Ltd. (Oil, Gas & Consumable Fuels) (a)	(1,179,902)	(1,605,866)
Lynas Corp., Ltd. (Metals & Mining) (a)	(2,494,627)	(813,440)
Macquarie Atlas Roads Group (Transportation Infrastructure)	(126,403)	(316,595)
Maverick Drilling & Exploration, Ltd. (Oil, Gas & Consumable Fuels) (a)	(152,004)	(73,270)
McMillan Shakespeare, Ltd. (Professional Services)	(99,154)	(1,210,803)
MMG, Ltd. (Metals & Mining) (a)	(1,400,000)	(312,395)
NEXTDC, Ltd. (Diversified Telecommunication Services) (a)	(9,819)	(22,737)
Paladin Energy, Ltd. (Oil, Gas & Consumable Fuels) (a)	(2,679,312)	(1,063,588)
Papillon Resources, Ltd. (Metals & Mining) (a)	(133,927)	(147,467)
Regis Resources, Ltd. (Metals & Mining)	(399,156)	(1,316,646)
Sandfire Resources NL (Metals & Mining) (a)	(197,856)	(1,221,134)
Senex Energy, Ltd. (Oil, Gas & Consumable Fuels) (a)	(1,175,403)	(922,074)
Sirius Resources NL (Metals & Mining) (a)	(293,117)	(728,614)
Transpacific Industries Group, Ltd. (Commercial Services & Supplies) (a)	(362,152)	(391,920)
Virgin Australia Holdings, Ltd. (Airlines) (a)	(1,182,874)	(463,967)
Virgin Australia International Holdings Pty, Ltd. (Airlines) (b)(c)	(444,108)	(4,197)

18	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks Sold Short (continued)
Australia (continued)
Western Areas, Ltd. (Metals & Mining)	(45,310)	$(119,909)

		(14,941,035)

Austria (0.1%)
Schoeller-Bleckmann Oilfield Equipment A.G. (Energy Equipment & Services)	(3,212)	(370,693)

Belgium (0.3%)
Mobistar S.A. (Wireless Telecommunication Services)	(21,651)	(376,571)
Tessenderlo Chemie N.V. (Chemicals)	(2,383)	(59,663)
ThromboGenics N.V. (Biotechnology) (a)	(12,565)	(347,003)

		(783,237)

China (4.1%)
Anton Oilfield Services Group (Energy Equipment & Services)	(910,000)	(576,306)
Bolina Holding Co., Ltd. (Building Products)	(340,000)	(144,280)
Boshiwa International Holding, Ltd. (Specialty Retail) (a)(b)(c)	(86,000)	(18,635)
China Communications Services Corp., Ltd. (Diversified Telecommunication Services)	(856,000)	(528,858)
China Datang Corp. Renewable Power Co., Ltd. (Independent Power Producers & Energy Traders)	(438,000)	(88,696)
China Dongxiang Group Co. (Textiles, Apparel & Luxury Goods)	(650,000)	(101,445)
China Eastern Airlines Corp., Ltd. (Airlines) (a)	(1,262,000)	(434,611)
China Foods, Ltd. (Food Products) (a)	(1,204,000)	(546,637)
China ITS Holdings Co., Ltd. (IT Services)	(701,000)	(183,546)
China Lilang, Ltd. (Textiles, Apparel & Luxury Goods)	(196,000)	(126,655)
China Medical System Holdings, Ltd. (Pharmaceuticals)	(464,000)	(417,738)
China Modern Dairy Holdings, Ltd. (Food Products) (a)	(899,000)	(418,598)
China Rongsheng Heavy Industries Group Holdings, Ltd. (Machinery) (a)	(669,000)	(79,386)
China Shipping Container Lines Co., Ltd. (Marine) (a)	(643,000)	(159,236)
China Shipping Development Co., Ltd. Class H (Marine) (a)	(904,000)	(510,708)
China Singyes Solar Technologies Holdings, Ltd. (Construction & Engineering)	(155,000)	(168,135)
China Yurun Food Group, Ltd. (Food Products) (a)	(593,000)	(393,906)
China Zhengtong Auto Services Holdings, Ltd. (Specialty Retail) (a)	(387,000)	(270,546)
ChinaSoft International, Ltd. (IT Services) (a)	(516,000)	(151,079)

	Shares	Value

China (continued)
CPMC Holdings, Ltd. (Containers & Packaging)	(75,000)	$(59,977)
Daphne International Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	(994,000)	(529,501)
First Tractor Co., Ltd. Class H (Machinery)	(308,000)	(220,085)
Fufeng Group, Ltd. (Chemicals)	(226,000)	(96,195)
Goodbaby International Holdings, Ltd. (Leisure Equipment & Products)	(1,817,000)	(899,946)
Greatview Aseptic Packaging Co., Ltd. (Containers & Packaging)	(119,000)	(74,903)
Hidili Industry International Development, Ltd. (Oil, Gas & Consumable Fuels) (a)	(243,000)	(40,432)
Hollysys Automation Technologies, Ltd. (Electronic Equipment, Instruments & Components) (a)	(23,800)	(399,126)
Hunan Nonferrous Metal Corp., Ltd. Class H (Metals & Mining) (a)	(906,000)	(251,245)
Kingdee International Software Group Co., Ltd. (Software) (a)	(1,670,000)	(538,501)
Li Ning Co., Ltd. (Textiles, Apparel & Luxury Goods) (a)	(601,000)	(547,280)
NVC Lighting Holdings, Ltd. (Household Products)	(783,000)	(190,877)
Sany Heavy Equipment International Holdings Co., Ltd. (Machinery)	(63,000)	(18,283)
Shandong Weigao Group Medical Polymer Co., Ltd. Class H (Health Care Equipment & Supplies)	(560,000)	(524,390)
Sinopec Kantons Holdings, Ltd. (Oil, Gas & Consumable Fuels)	(568,000)	(517,962)
Sunny Optical Technology Group Co., Ltd. (Electronic Equipment, Instruments & Components)	(471,000)	(458,668)
Vinda International Holdings, Ltd. (Household Products)	(31,000)	(44,063)

		(10,730,435)

Denmark (0.6%)
Chr. Hansen Holding A/S (Chemicals)	(41,253)	(1,528,236)

Finland (0.6%)
Outokumpu Oyj (Metals & Mining) (a)(d)	(2,008,182)	(1,117,909)
Outotec Oyj (Construction & Engineering)	(60,144)	(595,305)

		(1,713,214)

France (0.4%)
Artprice.com (Media) (a)	(11,013)	(253,601)
Bull (Computers & Peripherals) (a)	(78,280)	(345,425)
Carmat (Health Care Equipment & Supplies) (a)	(251)	(35,000)
Eramet (Metals & Mining)	(2,044)	(194,461)
GameLoft S.E. (Software) (a)	(6,975)	(74,058)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments October 31, 2013 (continued)

	Shares	Value

Common Stocks Sold Short (continued)
France (continued)
Groupe Steria SCA (IT Services)	(3,020)	$(55,930)
Soitec (Semiconductors & Semiconductor Equipment) (a)	(71,976)	(163,201)
Valneva S.E. (Life Sciences Tools & Services) (a)	(8,620)	(56,178)

		(1,177,854)

Germany (3.1%)
Aixtron S.E. (Semiconductors & Semiconductor Equipment) (a)	(40,179)	(580,171)
Evotec A.G. (Life Sciences Tools & Services) (a)	(202,103)	(1,186,528)
Gerry Weber International A.G. (Textiles, Apparel & Luxury Goods)	(33,694)	(1,398,745)
Heidelberger Druckmaschinen A.G. (Machinery) (a)	(81,046)	(217,549)
Kloeckner & Co. S.E. (Trading Companies & Distributors) (a)	(67,918)	(960,426)
KWS Saat A.G. (Food Products)	(199)	(71,101)
Pfeiffer Vacuum Technology A.G. (Machinery)	(2,887)	(336,752)
Puma S.E. (Textiles, Apparel & Luxury Goods)	(1,067)	(317,921)
Rational A.G. (Machinery)	(1,527)	(468,562)
SGL Carbon S.E. (Electrical Equipment)	(40,275)	(1,574,334)
Tom Tailor Holding A.G. (Specialty Retail) (a)	(3,640)	(83,029)
Wacker Chemie A.G. (Chemicals)	(10,816)	(1,017,553)

		(8,212,671)

Hong Kong (1.9%)
Ajisen China Holdings, Ltd. (Hotels, Restaurants & Leisure)	(241,000)	(252,719)
China High Speed Transmission Equipment Group Co., Ltd. (Electrical Equipment) (a)	(431,000)	(231,260)
China Precious Metal Resources Holdings Co., Ltd. (Metals & Mining) (a)	(1,044,000)	(168,322)
Comba Telecom Systems Holdings, Ltd. (Communications Equipment) (a)	(1,464,500)	(481,681)
Emperor Watch & Jewellery, Ltd. (Specialty Retail)	(590,000)	(47,182)
Esprit Holdings, Ltd. (Specialty Retail)	(930,200)	(1,715,705)
Haier Electronics Group Co., Ltd. (Household Durables)	(257,000)	(547,612)
Hanergy Solar Group, Ltd. (Semiconductors & Semiconductor Equipment) (a)	(3,194,000)	(543,800)
Hengdeli Holdings, Ltd. (Specialty Retail)	(471,200)	(111,829)
MIE Holdings Corp. (Oil, Gas & Consumable Fuels)	(416,000)	(89,070)
Shenzhou International Group Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	(150,000)	(513,672)
Value Partners Group, Ltd. (Capital Markets)	(355,000)	(215,665)

		(4,918,517)

	Shares	Value

Italy (0.9%)
Fondiaria-Sai S.p.A. (Insurance) (a)	(61,858)	$(158,653)
Geox S.p.A. (Textiles, Apparel & Luxury Goods)	(88,452)	(242,353)
Indesit Co. S.p.A. (Household Durables)	(28,910)	(299,104)
Maire Tecnimont S.p.A. (Construction & Engineering) (a)	(210,195)	(421,524)
Piaggio & C. S.p.A. (Automobiles)	(63,989)	(184,709)
RCS Mediagroup S.p.A. (Media) (a)	(289,871)	(638,374)
Saras S.p.A. (Oil, Gas & Consumable Fuels) (a)	(75,030)	(92,805)
Telecom Italia Media S.p.A. (Media) (a)	(365,022)	(77,414)
Yoox S.p.A. (Internet & Catalog Retail) (a)	(9,676)	(348,146)

		(2,463,082)

Japan (8.6%)
3-D Matrix, Ltd. (Biotechnology) (a)	(14,200)	(480,169)
Akebono Brake Industry Co., Ltd. (Auto Components)	(9,600)	(45,984)
Aplus Financial Co., Ltd. (Consumer Finance) (a)	(267,700)	(438,317)
Asahi Co., Ltd. (Specialty Retail)	(8,400)	(142,321)
Askul Corp. (Internet & Catalog Retail)	(8,400)	(268,240)
Atom Corp. (Hotels, Restaurants & Leisure)	(16,400)	(82,559)
Cookpad, Inc. (Media) (a)	(1,400)	(44,707)
Cosel Co., Ltd. (Electrical Equipment)	(8,100)	(101,157)
Cosmos Pharmaceutical Corp. (Food & Staples Retailing)	(8,200)	(997,376)
Daiichi Chuo Kisen Kaisha (Marine) (a)	(42,000)	(48,266)
Endo Lighting Corp. (Electrical Equipment)	(9,300)	(213,939)
Fuji Kyuko Co., Ltd. (Hotels, Restaurants & Leisure)	(50,000)	(412,387)
Fujita Kanko, Inc. (Hotels, Restaurants & Leisure)	(37,000)	(161,802)
Fujiya Co., Ltd. (Food Products)	(23,000)	(45,378)
Gun-Ei Chemical Industry Co., Ltd. (Chemicals)	(97,000)	(479,426)
Harmonic Drive Systems, Inc. (Machinery)	(1,100)	(23,649)
Ichigo Group Holdings Co., Ltd. (Capital Markets)	(104,400)	(430,001)
Ikyu Corp. (Internet & Catalog Retail)	(465)	(710,765)
Japan Bridge Corp. (Construction & Engineering) (a)	(243,400)	(514,870)
Japan Drilling Co., Ltd. (Energy Equipment & Services)	(14,100)	(976,518)
Japan Tissue Engineering Co., Ltd. (Biotechnology) (a)	(26)	(138,025)
Jin Co., Ltd. (Specialty Retail)	(13,700)	(541,981)
JP-Holdings Inc. (Diversified Consumer Services)	(123,400)	(558,456)
Katakura Industries Co., Ltd. (Industrial Conglomerates)	(9,600)	(113,447)

20	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks Sold Short (continued)
Japan (continued)
Kusuri No Aoki Co., Ltd. (Food & Staples Retailing)	(2,700)	$(168,595)
Matsuya Co., Ltd. (Multiline Retail) (a)	(42,100)	(512,496)
Medinet Co., Ltd. (Life Sciences Tools & Services) (a)	(2,009)	(895,908)
Monotaro Co., Ltd. (Trading Companies & Distributors)	(38,900)	(910,291)
Nakayama Steel Works, Ltd. (Metals & Mining) (a)	(195,000)	(222,109)
Nippon Carbide Industries Co., Inc. (Chemicals)	(112,000)	(365,626)
Nissha Printing Co., Ltd. (Commercial Services & Supplies) (a)	(25,000)	(406,285)
Nitto Boseki Co., Ltd. (Building Products)	(26,000)	(120,309)
Obara Group, Inc. (Machinery)	(4,600)	(116,111)
Orient Corp. (Consumer Finance) (a)	(382,900)	(954,037)
OSAKA Titanium Technologies Co. (Metals & Mining)	(46,900)	(1,023,091)
Pilot Corp. (Commercial Services & Supplies)	(1,500)	(56,824)
Pioneer Corp. (Household Durables) (a)	(558,600)	(1,022,557)
R-Tech Ueno, Ltd. (Pharmaceuticals)	(15,700)	(265,046)
Riso Kyoiku Co., Ltd. (Diversified Consumer Services)	(19,240)	(129,728)
Sanix, Inc. (Commercial Services & Supplies) (a)	(93,000)	(1,000,651)
Senshu Ikeda Holdings, Inc. (Commercial Banks)	(30,780)	(151,192)
Seria Co., Ltd. (Multiline Retail)	(2,200)	(73,385)
Shin Nippon Biomedical Laboratories, Ltd. (Life Sciences Tools & Services) (a)	(71,900)	(1,009,803)
SHO-BOND Holdings Co., Ltd. (Construction & Engineering)	(12,700)	(592,184)
Sparx Group Co., Ltd. (Capital Markets) (a)	(179,300)	(379,278)
tella, Inc. (Life Sciences Tools & Services)	(16,800)	(482,660)
Toho Titanium Co., Ltd. (Metals & Mining)	(47,000)	(372,348)
Tokyotokeiba Co., Ltd. (Hotels, Restaurants & Leisure)	(200,000)	(809,519)
Toyo Tanso Co., Ltd. (Electrical Equipment)	(4,400)	(83,230)
United Arrows, Ltd. (Specialty Retail)	(23,800)	(1,021,418)
Weathernews, Inc. (Professional Services)	(2,400)	(51,817)
Yomiuri Land Co., Ltd. (Hotels, Restaurants & Leisure)	(67,000)	(497,407)
Yoshinoya Holdings Co., Ltd. (Hotels, Restaurants & Leisure)	(7,800)	(89,399)
Yumeshin Holdings Co., Ltd. (Construction & Engineering)	(108,200)	(786,769)

		(22,539,813)

	Shares	Value

Jersey (0.1%)
Heritage Oil PLC (Oil, Gas & Consumable Fuels) (a)	(71,345)	$(212,202)

Mongolia (0.1%)
Mongolian Mining Corp. (Metals & Mining) (a)	(1,177,000)	(194,320)

Netherlands (0.6%)
Royal Imtech N.V. (Construction & Engineering) (a)	(534,300)	(1,574,217)

Norway (0.6%)
Archer, Ltd. (Energy Equipment & Services) (a)	(495,359)	(453,500)
Det Norske Oljeselskap ASA (Oil, Gas & Consumable Fuels) (a)	(15,576)	(221,877)
ElectroMagnetic GeoServices ASA (Energy Equipment & Services) (a)	(118,162)	(136,462)
Schibsted ASA (Media)	(7,503)	(458,772)
Tomra Systems ASA (Commercial Services & Supplies)	(8,568)	(78,799)
Vard Holdings, Ltd. (Machinery) (a)	(243,000)	(172,146)

		(1,521,556)

Russia (0.1%)
Polyus Gold International, Ltd. (Metals & Mining)	(55,526)	(172,051)

Singapore (0.3%)
Dyna-Mac Holdings, Ltd. (Energy Equipment & Services)	(256,000)	(82,434)
Tiger Airways Holdings, Ltd. (Airlines) (a)	(30,000)	(12,558)
United Envirotech, Ltd. (Commercial Services & Supplies)	(40,000)	(26,888)
Yoma Strategic Holdings, Ltd. (Construction & Engineering)	(1,095,000)	(674,348)

		(796,228)

Spain (0.6%)
Fomento de Construcciones y Contratas S.A. (Construction & Engineering) (a)	(66,747)	(1,538,824)
Zeltia S.A. (Biotechnology) (a)	(16,786)	(58,118)

		(1,596,942)

Sweden (0.2%)
CDON Group AB (Internet & Catalog Retail) (a)	(95,412)	(373,989)
Medivir AB (Biotechnology) (a)	(10,609)	(139,160)

		(513,149)

Switzerland (1.2%)
Dufry A.G. (Specialty Retail) (a)	(2,108)	(340,820)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Portfolio of Investments October 31, 2013 (continued)

	Shares	Value

Common Stocks Sold Short (continued)
Switzerland (continued)
Gategroup Holding A.G. (Commercial Services & Supplies) (a)	(13,907)	$(364,784)
Meyer Burger Technology A.G. (Machinery) (a)	(103,684)	(1,216,988)
Rieter Holding A.G. Registered (Machinery) (a)	(1,405)	(294,673)
Schmolz + Bickenbach A.G. (Metals & Mining) (a)	(406,293)	(514,947)
Temenos Group A.G. (Software) (a)	(16,648)	(424,755)

		(3,156,967)

United Arab Emirates (0.1%)
Lamprell PLC (Energy Equipment & Services) (a)	(41,329)	(108,678)
Polarcus, Ltd. (Energy Equipment & Services) (a)	(177,355)	(115,594)

		(224,272)

United Kingdom (1.8%)
Anite PLC (IT Services)	(98,194)	(142,093)
Bumi PLC (Oil, Gas & Consumable Fuels) (a)	(110,975)	(345,643)
Dialight PLC (Electronic Equipment, Instruments & Components)	(10,210)	(178,277)
Imagination Technologies Group PLC (Semiconductors & Semiconductor Equipment) (a)	(316,668)	(1,411,024)
London Mining PLC (Metals & Mining) (a)	(64,665)	(135,048)
Ophir Energy PLC (Oil, Gas & Consumable Fuels) (a)	(297,506)	(1,583,232)
Oxford Instruments PLC (Electronic Equipment, Instruments & Components)	(19,923)	(415,279)
Petra Diamonds, Ltd. (Metals & Mining) (a)	(61,199)	(109,902)
Renishaw PLC (Electronic Equipment, Instruments & Components)	(4,176)	(108,606)
Spirent Communications PLC (Communications Equipment)	(248,912)	(442,608)

		(4,871,712)

Total Common Stocks Sold Short (Proceeds $89,099,094)		(84,212,403)

Convertible Preferred Stock Sold Short (0.0%)‡
France (0.0%)‡
Valneva SE (Life Sciences Tools & Services)	(6,226)	(3,381)

Total Convertible Preferred Stock Sold Short (Proceeds $7,092)		(3,381)

	Shares	Value
Rights Sold Short (0.0%)‡
Austria (0.0%)‡
Intercell A.G. (Biotechnology) (a)(b)(c)	(19,159)	$(3)

Total Rights Sold Short (Proceeds $0)		(3)

Total Investments Sold Short (Proceeds $89,106,186)	(32.0)%	(84,215,787)

Total Investments, Net of Investments Sold Short (Cost $206,447,819)	99.7	262,071,442
Other Assets, Less Liabilities	0.3	878,283
Net Assets	100.0%	$262,949,725

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Illiquid security—The total market value of these securities as of October 31, 2013 is $525,264, which represents 0.2% of the Fund’s net assets.

(c)	Fair valued security—The total market value of these securities as of October 31, 2013, is $525,264, which represents 0.2% of the Fund’s net assets.

(d)	Represents a security, or a portion thereof, which is maintained in a segregated account at the Fund’s custodian as collateral for securities sold short (See Note 2(J)).

(e)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(f)	As of October 31, 2013, cost is $298,167,648 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$51,356,600
Gross unrealized depreciation	(3,237,019)

Net unrealized appreciation	$48,119,581

The following abbreviations are used in the above portfolio:

€—Euro

GDR—Global Depositary Receipt

22	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks (b)	$343,071,249	$—	$548,099	$343,619,348
Convertible Preferred Stocks	118,357	—	—	118,357
Exchange Traded Fund	1,578,287	—	—	1,578,287
Preferred Stocks	353,294	—	—	353,294
Warrants	1,156	—	—	1,156
Short-Term Investment
Repurchase Agreement	—	616,787	—	616,787

Total Investments in Securities	$345,122,343	$616,787	$548,099	$346,287,229

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Common Stocks Sold Short (c)	$(84,189,571)	$—	$(22,832)	$(84,212,403)
Convertible Preferred Stock Sold Short	(3,381)	—	—	(3,381)
Rights Sold Short (d)	—	—	(3)	(3)

Total Investments in Securities Sold Short	$(84,192,952)	$—	$(22,835)	$(84,215,787)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $10, $543,957 and $4,132 are held in Australia, China and Hong Kong, respectively, within the Common Stocks section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $(4,197) and $(18,635) are held in Australia and China, respectively, within the Common Stocks Sold Short section of the Portfolio of Investments.

(d)	The Level 3 security valued at $(3) is held in Austria within the Rights Sold Short section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

During the year ended October 31, 2013, a foreign equity security with a total value of $(417,251) was transferred from Level 3 to Level 1. The transfer occurred as a result of the foreign equity security being valued by an independent pricing service as of October 31, 2013. As of October 31, 2012, the security was valued by methods deemed in good faith by the Fund’s Valuation Committee using significant unobservable inputs due to market quotations not being readily available.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Portfolio of Investments October 31, 2013 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2013 (a)
Common Stocks
Australia	$11	$—	$—	$(1)	$—	$—	$—	$—	$10	$(1)
China	—		54,824	(33,427)	671,799	(149,239)	—	—	543,957	(33,427)
Hong Kong	829	—	—	3,303	—	—	—	—	4,132	3,303
Common Stocks Sold Short
Australia	(421,861)	—	—	413	—	—	—	417,251	(4,197)	413
China	(18,642)	—	—	7	—	—	—	—	(18,635)	7
Rights Sold Short
Austria	—	—	—	(3)	—	—	—	—	(3)	(3)

Total	$(439,663)	$—	$54,824	$(29,708)	$671,799	$(149,239)	$—	$417,251	$525,264	$(29,708)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

24	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay International Opportunities Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$4,257,806	1.6%
Air Freight & Logistics	1,841,346	0.7
Airlines	5,156,399	2.0
Auto Components	6,975,404	2.7
Automobiles	11,896,053	4.5
Beverages	3,663,496	1.4
Biotechnology	933,770	0.4
Capital Markets	13,428,413	5.1
Chemicals	9,453,074	3.6
Commercial Banks	37,723,794	14.3
Commercial Services & Supplies	1,397,152	0.5
Communications Equipment	2,481,448	0.9
Computers & Peripherals	796,712	0.3
Construction & Engineering	11,017,126	4.2
Consumer Finance	1,170,408	0.4
Containers & Packaging	1,632,631	0.6
Distributors	321,318	0.1
Diversified Financial Services	4,499,759	1.7
Diversified Telecommunication Services	10,815,031	4.1
Electric Utilities	2,181,281	0.8
Electrical Equipment	4,897,909	1.9
Electronic Equipment & Instruments	110,305	0.0	‡
Electronic Equipment, Instruments & Components	3,711,352	1.4
Energy Equipment & Services	1,613,796	0.6
Food & Staples Retailing	9,290,362	3.5
Food Products	9,172,549	3.5
Health Care Equipment & Supplies	2,114,342	0.8
Health Care Providers & Services	1,777,020	0.7
Hotels, Restaurants & Leisure	7,084,361	2.7
Household Durables	8,478,548	3.2
Independent Power Producers & Energy Traders	1,079,027	0.4
Industrial Conglomerates	4,594,422	1.8
Insurance	17,047,813	6.5
Internet & Catalog Retail	2,178,819	0.8
Internet Software & Services	2,978,129	1.1
IT Services	639,636	0.2
Leisure Equipment & Products	1,049,312	0.4
Life Sciences Tools & Services	866,819	0.3
Machinery	14,208,524	5.4
Marine	3,732,374	1.4
Media	6,885,349	2.6
Metals & Mining	20,564,039	7.8
Multi-Utilities	1,217,022	0.5
Oil, Gas & Consumable Fuels	28,016,021	10.7
Paper & Forest Products	5,372,980	2.0
Personal Products	543,957	0.2

	Value	Percent †
Pharmaceuticals	$20,518,440	7.8%
Professional Services	41,101	0.0 ‡
Real Estate Management & Development	3,829,340	1.5
Semiconductors & Semiconductor Equipment	2,667,135	1.0
Software	2,059,049	0.8
Specialty Retail	5,714,660	2.2
Textiles, Apparel & Luxury Goods	3,058,981	1.2
Tobacco	3,552,653	1.4
Trading Companies & Distributors	4,102,875	1.6
Transportation Infrastructure	1,459,210	0.6
Water Utilities	133,141	0.1
Wireless Telecommunication Services	8,283,436	3.2

	346,287,229	131.7
Other Assets, Less Liabilities*	(83,337,504)	–31.7

Net Assets	$262,949,725	100.0%

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
*	Includes investments sold short (details on following page).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Portfolio of Investments October 31, 2013 (continued)

The table below sets forth the diversification of MainStay International Opportunities Fund investments sold short by industry.

	Value	Percent †
Airlines	$(915,333)	(0.3)%
Auto Components	(45,984)	(0.0)‡
Automobiles	(184,709)	(0.1)
Biotechnology	(1,162,478)	(0.4)
Building Products	(264,589)	(0.1)
Capital Markets	(1,024,944)	(0.4)
Chemicals	(3,546,699)	(1.4)
Commercial Banks	(151,192)	(0.1)
Commercial Services & Supplies	(2,326,151)	(0.9)
Communications Equipment	(924,289)	(0.4)
Computers & Peripherals	(345,425)	(0.1)
Construction & Engineering	(6,866,176)	(2.6)
Consumer Finance	(1,392,354)	(0.5)
Containers & Packaging	(134,880)	(0.1)
Diversified Consumer Services	(688,184)	(0.3)
Diversified Telecommunication Services	(551,595)	(0.2)
Electrical Equipment	(2,203,920)	(0.8)
Electronic Equipment, Instruments & Components	(1,559,956)	(0.6)
Energy Equipment & Services	(2,820,185)	(1.1)
Food & Staples Retailing	(1,165,971)	(0.4)
Food Products	(1,475,620)	(0.6)
Health Care Equipment & Supplies	(559,390)	(0.2)
Hotels, Restaurants & Leisure	(2,305,792)	(0.9)
Household Durables	(1,869,273)	(0.7)
Household Products	(234,940)	(0.1)
Independent Power Producers & Energy Traders	(250,252)	(0.1)
Industrial Conglomerates	(113,447)	(0.0)‡
Insurance	(158,653)	(0.1)
Internet & Catalog Retail	(1,701,140)	(0.6)
IT Services	(532,648)	(0.2)
Leisure Equipment & Products	(899,946)	(0.3)
Life Sciences Tools & Services	(3,634,458)	(1.4)
Machinery	(3,164,184)	(1.2)
Marine	(718,210)	(0.3)
Media	(1,472,868)	(0.6)
Metals & Mining	(11,415,299)	(4.3)
Multiline Retail	(585,881)	(0.2)
Oil, Gas & Consumable Fuels	(8,444,263)	(3.2)
Pharmaceuticals	(682,784)	(0.3)
Professional Services	(1,262,620)	(0.5)
Semiconductors & Semiconductor Equipment	(2,698,196)	(1.0)
Software	(1,037,314)	(0.4)
Specialty Retail	(4,382,140)	(1.7)
Textiles, Apparel & Luxury Goods	(3,777,572)	(1.4)
Trading Companies & Distributors	(1,870,717)	(0.7)
Transportation Infrastructure	(316,595)	(0.1)
Wireless Telecommunication Services	(376,571)	(0.1)

	$(84,215,787)	(32.0)%

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.

26	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2013

Assets
Investment in securities before investments sold short, at value (identified cost $295,554,005)	$346,287,229
Cash denominated in foreign currencies (identified cost $1,112,127)	1,110,075
Cash collateral on deposit at broker	132
Receivables:
Investment securities sold	60,470,174
Dividends and interest	1,154,659
Fund shares sold	726,178
Other assets	19,150

Total assets	409,767,597

Liabilities
Investments sold short (proceeds $89,106,186)	84,215,787
Payables:
Investment securities purchased	62,019,374
Manager (See Note 3)	235,573
Broker fees and charges on short sales	211,308
Dividends on investments sold short	44,786
Custodian	37,965
Professional fees	16,636
Foreign capital gains tax (See Note 2(C))	11,213
Fund shares redeemed	8,812
Shareholder communication	5,886
Transfer agent (See Note 3)	3,393
NYLIFE Distributors (See Note 3)	3,133
Trustees	524
Accrued expenses	3,482

Total liabilities	146,817,872

Net assets	$262,949,725

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$29,284
Additional paid-in capital	215,044,873

215,074,157
Undistributed net investment income	5,713,575
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions (a)	(13,459,934)
Net unrealized appreciation (depreciation) on investments (b)	50,722,011
Net unrealized appreciation (depreciation) on investments sold short	4,890,399
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	9,517

Net assets	$262,949,725

Investor Class
Net assets applicable to outstanding shares	$496,436

Shares of beneficial interest outstanding	55,663

Net asset value per share outstanding	$8.92
Maximum sales charge (5.50% of offering price)	0.52

Maximum offering price per share outstanding	$9.44

Class A
Net assets applicable to outstanding shares	$10,491,312

Shares of beneficial interest outstanding	1,173,213

Net asset value per share outstanding	$8.94
Maximum sales charge (5.50% of offering price)	0.52

Maximum offering price per share outstanding	$9.46

Class C
Net assets applicable to outstanding shares	$1,503,456

Shares of beneficial interest outstanding	172,236

Net asset value and offering price per share outstanding	$8.73

Class I
Net assets applicable to outstanding shares	$250,458,521

Shares of beneficial interest outstanding	27,883,378

Net asset value and offering price per share outstanding	$8.98

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $88,726.

(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $11,213.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Statement of Operations for the year ended October 31, 2013

Investment Income (Loss)
Income
Dividends (a)	$8,945,889
Interest (b)	60

Total income	8,945,949

Expenses
Manager (See Note 3)	2,251,656
Broker fees and charges on short sales	2,102,223
Dividends on investments sold short	547,278
Custodian	242,776
Professional fees	61,308
Registration	59,513
Transfer agent (See Note 3)	14,625
Shareholder communication	14,086
Distribution/Service—Investor Class (See Note 3)	847
Distribution/Service—Class A (See Note 3)	6,029
Distribution/Service—Class C (See Note 3)	4,211
Trustees	4,347
Miscellaneous	21,511

Total expenses before waiver/reimbursement	5,330,410
Expense waiver/reimbursement from Manager (See Note 3)	(691)

Net expenses	5,329,719

Net investment income (loss)	3,616,230

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions (c)	37,866,388
Investments sold short	(16,182,391)
Futures transactions	403,255
Foreign currency transactions	(178,019)

Net realized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	21,909,233

Net change in unrealized appreciation (depreciation) on:
Investments (d)	35,549,051
Investments sold short	987,368
Translation of other assets and liabilities in foreign currencies	24,025

Net change in unrealized appreciation (depreciation) on investments, investments sold short and foreign currency transactions	36,560,444

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	58,469,677

Net increase (decrease) in net assets resulting from operations	$62,085,907

(a)	Dividends recorded net of foreign withholding taxes in the amount of $771,159.

(b)	Interest recorded net of foreign withholding taxes in the amount of $26.

(c)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $88,726.

(d)	Unrealized appreciation(depreciation) on investments recorded net of foreign capital gains tax in the amount of $11,213.

28	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2013 and October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,616,230	$2,471,445
Net realized gain (loss) on investments, futures transactions, investments sold short and foreign currency transactions	21,909,233	1,654,569
Net change in unrealized appreciation (depreciation) on investments, investments sold short and foreign currency transactions	36,560,444	12,007,894

Net increase (decrease) in net assets resulting from operations	62,085,907	16,133,908

Dividends to shareholders:
From net investment income:
Investor Class	(4,294)	(4,623)
Class A	(10,611)	(2,480)
Class C	(1,866)	(1,815)
Class I	(3,488,247)	(3,876,098)

Total dividends to shareholders	(3,505,018)	(3,885,016)

Capital share transactions:
Net proceeds from sale of shares	84,131,935	58,300,388
Net asset value of shares issued to shareholders in reinvestment of dividends	3,503,968	3,884,172
Cost of shares redeemed	(55,462,562)	(45,412,006)

Increase (decrease) in net assets derived from capital share transactions	32,173,341	16,772,554

Net increase (decrease) in net assets	90,754,230	29,021,446

Net Assets
Beginning of year	172,195,495	143,174,049

End of year	$262,949,725	$172,195,495

Undistributed net investment income at end of year	$5,713,575	$2,673,303

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Statement of Cash Flows

for the year ended October 31, 2013

Cash flows from operating activities:
Net increase in net assets resulting from operations	$62,085,907
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Investments purchased	(466,424,178)
Investments sold	424,408,465
Purchases to cover securities sold short	(156,602,348)
Securities sold short	166,041,176
Purchase of short term investments, net	(67,846)
Increase in investment securities sold receivable	(60,470,174)
Increase in dividends and interest receivable	(204,302)
Increase in cash collateral on deposit at broker	(132)
Increase in other assets	(1,096)
Increase in investment securities purchased payable	62,019,374
Increase in broker fees and charges payable on short sales	68,742
Decrease in dividends payable for securities sold short	(33,810)
Decrease in professional fees payable	(553)
Increase in custodian payable	2,045
Decrease in shareholder communication payable	(2,096)
Increase in due to Trustees	4
Increase in due to manager	76,532
Increase in due to transfer agent	411
Increase in due to NYLIFE Distributors	2,894
Decrease in foreign capital gains tax payable	(7,989)
Decrease in accrued expenses	(463)
Net change in unrealized (appreciation) depreciation on investments	(35,541,062)
Net realized (gain) loss from investments	(37,955,114)
Net change in unrealized (appreciation) depreciation on securities sold short	(987,368)
Net realized (gain) loss from securities sold short	16,182,391

Net cash used in operating activities	(27,410,590)

Cash flows from financing activities:
Proceeds from shares sold	83,507,904
Payment on shares redeemed	(55,453,750)
Cash distributions paid	(1,050)

Net cash from financing activities	28,053,104

Net increase in cash:	642,514
Cash at beginning of year	467,561

Cash at end of year	$1,110,075

Non-cash financing activities not included herein consist of all reinvestment of dividends and distributions of $3,503,968.

30	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Investor Class	2013	2012	2011	2010	2009
Net asset value at beginning of year	$6.78	$6.35	$6.77	$6.31	$5.20

Net investment income (loss) (a)	0.12	0.09	0.10	0.07	0.07
Net realized and unrealized gain (loss) on investments	2.15	0.48	(0.37)	0.52	1.04
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.00)‡	(0.01)	—	—

Total from investment operations	2.26	0.57	(0.28)	0.59	1.11

Less dividends:
From net investment income	(0.12)	(0.14)	(0.14)	(0.13)	—

Net asset value at end of year	$8.92	$6.78	$6.35	$6.77	$6.31

Total investment return (b)	33.89%	9.26%	(4.32%)	9.57%	21.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.53%	1.43%	1.52%	1.06%	1.37%
Net expenses (excluding short sale expenses)	1.70%	1.70%	1.70%	1.70%	1.70%
Expenses (including short sales expenses, before waiver/reimbursement)	3.09%	3.37%	3.09%	3.06%	3.28%
Short sale expenses	1.30%	1.59%	1.27%	1.18%	1.37%
Portfolio turnover rate	157%	162%	157%	160%	143%
Net assets at end of year (in 000’s)	$496	$238	$226	$186	$111

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class A	2013	2012	2011	2010	2009
Net asset value at beginning of year	$6.79	$6.36	$6.77	$6.31	$5.19

Net investment income (loss) (a)	0.11	0.10	0.12	0.05	0.07
Net realized and unrealized gain (loss) on investments	2.18	0.48	(0.38)	0.55	1.05
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.00)‡	(0.01)	—	—

Total from investment operations	2.28	0.58	(0.27)	0.60	1.12

Less dividends:
From net investment income	(0.13)	(0.15)	(0.14)	(0.14)	—

Net asset value at end of year	$8.94	$6.79	$6.36	$6.77	$6.31

Total investment return (b)	34.12%	9.37%	(4.08%)	9.49%	21.58	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.33%	1.64%	1.77%	0.88%	1.27%
Net expenses (excluding short sale expenses)	1.56%	1.58%	1.60%	1.60%	1.60%
Expenses (including short sales expenses, before waiver/reimbursement)	2.84%	3.19%	2.91%	2.87%	3.13%
Short sale expenses	1.28%	1.61%	1.28%	1.15%	1.32%
Portfolio turnover rate	157%	162%	157%	160%	143%
Net assets at end of year (in 000’s)	$10,491	$394	$110	$75	$97

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2013	2012	2011	2010	2009
Net asset value at beginning of year	$6.64	$6.22	$6.64	$6.20	$5.15

Net investment income (loss) (a)	0.04	0.04	0.06	0.02	0.02
Net realized and unrealized gain (loss) on investments	2.14	0.47	(0.38)	0.52	1.03
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.00)‡	(0.01)	—	—

Total from investment operations	2.17	0.51	(0.33)	0.54	1.05

Less dividends:
From net investment income	(0.08)	(0.09)	(0.09)	(0.10)	—

Net asset value at end of year	$8.73	$6.64	$6.22	$6.64	$6.20

Total investment return (b)	32.97%	8.41%	(5.06%)	8.84%	20.39%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.50%	0.71%	0.88%	0.33%	0.36%
Net expenses (excluding short sale expenses)	2.45%	2.45%	2.45%	2.45%	2.45%
Expenses (including short sales expenses, before waiver/reimbursement)	3.85%	4.14%	3.85%	3.81%	3.98%
Short sale expenses	1.31%	1.60%	1.28%	1.19%	1.32%
Portfolio turnover rate	157%	162%	157%	160%	143%
Net assets at end of year (in 000’s)	$1,503	$159	$121	$100	$69

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class I	2013	2012	2011	2010	2009
Net asset value at beginning of year	$6.82	$6.38	$6.80	$6.34	$5.21

Net investment income (loss) (a)	0.14	0.11	0.13	0.09	0.09
Net realized and unrealized gain (loss) on investments	2.17	0.50	(0.38)	0.52	1.04
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.00)‡	(0.01)	—	—

Total from investment operations	2.30	0.61	(0.26)	0.61	1.13

Less dividends:
From net investment income	(0.14)	(0.17)	(0.16)	(0.15)	—

Net asset value at end of year	$8.98	$6.82	$6.38	$6.80	$6.34

Total investment return (b)	34.51%	9.46%	(3.87%)	9.83%	21.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.78%	1.70%	1.92%	1.37%	1.74%
Net expenses (excluding short sale expenses)	1.30%	1.34%	1.35%	1.35%	1.35%
Expenses (including short sales expenses, before waiver/reimbursement)	2.60%	2.93%	2.65%	2.65%	2.92%
Short sale expenses	1.30%	1.59%	1.27%	1.18%	1.36%
Portfolio turnover rate	157%	162%	157%	160%	143%
Net assets at end of year (in 000’s)	$250,459	$171,404	$142,717	$126,402	$111,823

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

32	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-four funds (collectively referred to as the “Funds”). At a meeting of the Board of Trustees (“Board”) of the Trust on December 10-12, 2012, the Board approved a change to the name of the MainStay 130/30 International Fund, and modifications to its principal investment strategies. Accordingly, effective February 28, 2013, the MainStay 130/30 International Fund’s name changed to MainStay International Opportunities Fund (the “Fund”). The Fund is the successor of a series of Eclipse Funds Inc., the MainStay 130/30 International Fund (“Predecessor Fund”). The reorganizations of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the Predecessor Fund. These financial statements and notes relate only to the Fund, a diversified fund.

The Fund currently offers four classes of shares. Class A, Class C and Class I shares commenced operations on September 28, 2007. Investor Class shares commenced operations on February 28, 2008.

Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase. Class I shares are offered at NAV without imposition of a front-end sales charge or a CDSC. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation measurements under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation

Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are estimated within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring the fair value of investments)

mainstayinvestments.com	33

Notes to Financial Statements (continued)

The aggregate value by input level, as of October 31, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Broker Dealer Quotes	• Reported Trades
• Two-sided markets	• Issuer Spreads
• Bids/Offers	• Benchmark securities
• Industry and economic events	• Reference Data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be measured using the methodologies described above are valued by methods deemed in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2013, the Fund held securities with a value of $525,264 that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds an established threshold. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2013, foreign equity securities held by the Fund were not fair valued in such a manner.

Equity securities and Exchange Traded Funds, whether sold short or purchased, are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Fund’s Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed

34	MainStay International Opportunities Fund

to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended October 31, 2013, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk in the normal course of investment in these transactions. The Fund enters into futures contracts for market exposure. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-

mainstayinvestments.com	35

Notes to Financial Statements (continued)

market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund. The Fund had no open futures contracts as of October 31, 2013.

(J)  Securities Sold Short.  The Fund typically engages in short sales as part of its investment strategies. When the Fund enters into a short sale, it must segregate the cash proceeds from the security sold short or other securities, as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, short positions held are reflected as liabilities and are marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense on the Statement of Operations.

(K)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities — at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses — at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants, if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed.

(M)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2013.

36	MainStay International Opportunities Fund

(N)  Statement of Cash Flows.  The cash amount shown in the Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any Short-Term Investments or deposit at brokers for securities sold short or restricted cash. Cash may include domestic and foreign currency.

(O)  Concentration of Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet its obligations may be affected by economic or political developments in a specific country, industry or region.

(P)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(Q)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of October 31, 2013:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Warrants	Investments in securities, at value	$1,156	$1,156

Total Fair Value		$1,156	$1,156

Liability Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Rights Sold Short	Investments in securities, at value	$(3)	$(3)

Total Fair Value		$(3)	$(3)

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Rights	Net realized gain (loss) on security transactions	$65,698	$65,698
Rights Sold Short	Net realized gain (loss) on investments sold short	(75,207)	(75,207)
Futures Contracts	Net realized gain (loss) on futures transactions	403,255	403,255

Total Realized Gain (Loss)		$393,746	$393,746

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Rights Sold Short	Net change in unrealized appreciation (depreciation) on investments	$(3)	$(3)
Warrants	Net change in unrealized appreciation (depreciation) on investments	(2,806)	(2,806)

Total Change in Unrealized Appreciation (Depreciation)		$(2,809)	$(2,809)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Rights	63,571	63,571
Rights Sold Short	(51,479)	(51,479)
Warrants	110,377	110,377

(1)	Amount disclosed represents the average held during the year ended October 31, 2013.

mainstayinvestments.com	37

Notes to Financial Statements (continued)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the Subadvisor’s services.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at 1.10% annual rate of average daily net assets of the Fund.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the percentages of average daily net assets for Class A shares of 1.60%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. These agreements will remain in effect until February 28, 2014 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses do not exceed the following percentages: 1.70% for Investor Class and 2.45% for Class C, respectively. These voluntary waivers or reimbursements may be discontinued at any time without notice.

For the year ended October 31, 2013, New York Life Investments earned fees from the Fund in the amount of $2,251,656 and waived its fees and/or reimbursed expenses in the amount of $691.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $802 and $2,414, respectively, for the year ended October 31, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares of $7 for the year ended October 31, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2013, were as follows:

Investor Class	$817
Class A	140
Class C	1,015
Class I	12,653

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2013, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class C	$23,158	1.5%

38	MainStay International Opportunities Fund

Note 4–Federal Income Tax

As of October 31, 2013, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$7,312,569	$(12,445,285)	$—	$53,008,284	$47,875,568

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and Passive Foreign Investment Companies (PFICs).

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2013 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$2,929,060	$(2,932,077)	$3,017

The reclassifications for the Fund are primarily due to foreign currency gain (loss), PFICs, nondeductible expenses and foreign capital gains taxes.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $12,445,285 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$12,445	—

The Fund utilized $17,508,823 of capital loss carryforwards during the year ended October 31, 2013.

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 shown in the Statements of Changes in Net Assets was as follows:

	2013	2012
Distributions paid from:
Ordinary Income	$3,505,018	$3,885,016

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon and State Street, who serve as the agents to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 28, 2013, the aggregate commitment amount was $200,000,000 with an optional maximum amount of $250,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2013.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2013, purchases and sales of securities, other than short-term securities, were $465,703 and $423,589, respectively.

mainstayinvestments.com	39

Notes to Financial Statements (continued)

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2013:
Shares sold	31,385	$248,407
Shares issued to shareholders in reinvestment of dividends and distributions	617	4,294
Shares redeemed	(7,731)	(58,011)

Net increase (decrease) in shares outstanding before conversion	24,271	194,690
Shares converted into Investor Class (See Note 1)	1,680	13,930
Shares converted from Investor Class (See Note 1)	(5,478)	(44,717)

Net increase (decrease)	20,473	$163,903

Year ended October 31, 2012:
Shares sold	7,536	$47,537
Shares issued to shareholders in reinvestment of dividends and distributions	755	4,592
Shares redeemed	(5,229)	(32,718)

Net increase (decrease) in shares outstanding before conversion	3,062	19,411
Shares converted into Investor Class (See Note 1)	2,203	14,626
Shares converted from Investor Class (See Note 1)	(5,655)	(35,870)

Net increase (decrease)	(390)	$(1,833)

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	1,157,382	$9,646,418
Shares issued to shareholders in reinvestment of dividends and distributions	1,452	10,117
Shares redeemed	(47,463)	(390,086)

Net increase (decrease) in shares outstanding before conversion	1,111,371	9,266,449
Shares converted into Class A (See Note 1)	5,465	44,717
Shares converted from Class A (See Note 1)	(1,677)	(13,930)

Net increase (decrease)	1,115,159	$9,297,236

Year ended October 31, 2012:
Shares sold	43,622	$292,363
Shares issued to shareholders in reinvestment of dividends and distributions	398	2,424
Shares redeemed	(6,647)	(43,742)

Net increase (decrease) in shares outstanding before conversion	37,373	251,045
Shares converted into Class A (See Note 1)	5,650	35,870
Shares converted from Class A (See Note 1)	(2,199)	(14,626)

Net increase (decrease)	40,824	$272,289

Class C	Shares	Amount
Year ended October 31, 2013:
Shares sold	150,972	$1,223,730
Shares issued to shareholders in reinvestment of dividends and distributions	254	1,743
Shares redeemed	(2,915)	(21,479)

Net increase (decrease)	148,311	$1,203,994

Year ended October 31, 2012:
Shares sold	5,799	$36,536
Shares issued to shareholders in reinvestment of dividends and distributions	278	1,670
Shares redeemed	(1,675)	(10,861)

Net increase (decrease)	4,402	$27,345

Class I	Shares	Amount
Year ended October 31, 2013:
Shares sold	9,267,349	$73,013,380
Shares issued to shareholders in reinvestment of dividends and distributions	499,687	3,487,814
Shares redeemed	(7,033,917)	(54,992,986)

Net increase (decrease)	2,733,119	$21,508,208

Year ended October 31, 2012:
Shares sold	9,339,744	$57,923,952
Shares issued to shareholders in reinvestment of dividends and distributions	635,326	3,875,486
Shares redeemed	(7,176,794)	(45,324,685)

Net increase (decrease)	2,798,276	$16,474,753

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2013, events and transactions subsequent to October 31, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than listed below:

At a meeting of the Board of the MainStay Funds Trust on December 11, 2013, the Board approved changes to the Fund’s principal investment strategies. Please see the supplement dated December 13, 2013 for specific details.

40	MainStay International Opportunities Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay International Opportunities Fund (formerly the MainStay 130/30 International Fund) (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay International Opportunities Fund of MainStay Funds Trust as of October 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 20, 2013

mainstayinvestments.com	41

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2013, the Fund designated approximately $4,364,929 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In accordance with federal tax law, the Fund elected to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2013:

•	the total amount of taxes credited to foreign countries was $859,911.

•	the total amount of income sourced from foreign countries was $9,631,579.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2013 calendar year with form 1099-DIV, which will be mailed during February 2014.

In February 2014, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2013. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2013.

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the 130/30 Funds’ securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

42	MainStay International Opportunities Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008***.	Chief Investment Officer, New York Life Insurance Company (since 2011); President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC (since 2008); Member of the Board, MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, and Cornerstone Capital Management Holdings LLC (fka Madison Square Investors LLC) (since 2008); Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012); Member of the Board of Private Advisors, L.L.C.(since 2010); Member of the Board of MCF Capital Management LLC (since 2012); and President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	79

MainStay VP Funds Trust:
Trustee since 2008
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com	43

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990***.	President; Strategic Management Advisors LLC (since 1990)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (50 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011; Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios); State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002***.	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	79

MainStay VP Funds Trust:
Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Managing Director, ICC Capital Management; President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	79

MainStay VP Funds Trust: Trustee
since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

44	MainStay International Opportunities Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009.	Visiting Professor, University of California—San Diego (since 2012); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School Business, University of Chicago (since 2008)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	79

MainStay VP Funds Trust:
Trustee since 1997
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (25 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

mainstayinvestments.com	45

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.*

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance, New York Life Investment Management LLC (since 2009); Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2009)**; Assistant Secretary, MainStay Funds (2006 to 2008) and MainStay VP Series Fund, Inc. (2005 to 2008)**
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (2006 to 2012); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

46	MainStay International Opportunities Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-31990 MS322-13	MSIR11-12/13 NL0C4

MainStay Balanced Fund

Message from the President and Annual Report

October 31, 2013

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Message from the President

With a few notable exceptions, major stock markets around the world tended to advance strongly during the 12 months ended October 31, 2013. According to Russell data, many U.S. stock indexes rose more than 25%, and some exceeded 30%. In the United States, growth stocks tended to outperform value stocks, but the differences were slight among large-capitalization issues.

European stocks were generally strong, with some regional variations. The market seemed convinced that the European Union would remain intact and that economic recovery would be possible, even in troubled peripheral nations. Japanese stocks advanced as the yen weakened and monetary and fiscal stimulus plans went into effect. Slowing growth prospects for China, however, led to weaker stock-market performance for that nation and its major suppliers, including Peru, Chile and Indonesia.

In the United States, stocks were buoyed by steady progress in corporate earnings and general improvements in profits. Stock prices occasionally faltered as politicians debated the so-called fiscal cliff, imposed a government shutdown and wrangled over debt limits. But stocks quickly recovered when agreements were reached and the government shutdown ended.

The Federal Reserve maintained the federal funds target rate in a range near zero, which drew money into stocks. When the Federal Reserve suggested that it might begin to gradually taper its security purchases, however, U.S. Treasury yields rose sharply. Stocks that tend to serve as a proxy for yield, including real estate investment trusts (REITs) and utilities, sold off. In September, the Federal Reserve noted that economic conditions did not yet warrant the anticipated tapering, and the announcement helped calm investor concerns.

Rising interest rates left many bond investors in negative territory for the 12 months ended October 31, 2013. (Bond prices tend to fall as interest rates rise and tend to rise as interest rates fall.) As an asset class, U.S. Treasury securities generally provided negative total returns, as did many high-grade bonds. Searching for additional yield, many fixed-income investors took on the higher risk of high-yield bonds, which advanced during the reporting period. Others moved into convertible bonds, which generally benefited from the rising stock market.

Through all of these market changes, the portfolio managers of MainStay Funds focused on the investment objectives of their respective Funds and on the available investment strategies. Our portfolio managers used disciplined investment techniques, seeking to achieve long-term results consistent with their mandate.

Whether the markets go up or down, we believe that shareholders do well to maintain a long-term, wide-range perspective. With appropriate diversification, negative results in one asset class may be balanced by positive results in others. While some investors find volatility troublesome, experienced investors know that without it, market opportunities would be limited.

The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2013. While past performance is no guarantee of future results, we encourage you to get invested, stay invested and add to your investments whenever you can.

We thank you for choosing MainStay Funds, and we look forward to strengthening our relationship over time.

Sincerely,

Stephen P. Fisher

President

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2013

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	13.95 20.58%	11.77 13.04%	5.97 6.57%	1.40 1.40%
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	14.13 20.78	11.97 13.25	6.07 6.67	1.21 1.21
Class B Shares[4]	Maximum 5% CDSC	With sales charges	14.66	11.94	5.78	2.15
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	19.66	12.19	5.78	2.15
Class C Shares[5]	Maximum 1% CDSC	With sales charges	18.67	12.20	5.77	2.15
	if Redeemed Within One Year of Purchase	Excluding sales charges	19.67	12.20	5.77	2.15
Class I Shares	No Sales Charge		21.07	13.55	7.03	0.96
Class R1 Shares[4]	No Sales Charge		20.94	13.44	6.92	1.06
Class R2 Shares[4]	No Sales Charge		20.62	13.15	6.65	1.31
Class R3 Shares[6]	No Sales Charge		20.36	12.87	6.39	1.56

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees.
Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class A, B, R1 and R2 shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class A, B, R1 and R2 shares would likely have been different.
5.	Performance figures for Class C shares, first offered on January 2, 2004, include the historical performance of L Class shares (which were redesignated as Class C shares on January 2, 2004) through January 1, 2004, and the historical performance of Class I shares through December 29, 2002, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class C shares would likely have been different.
6.	Performance figures for Class R3 shares, first offered on April 28, 2006, include the historical performance of Class I shares through April 27, 2006,

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Ten Years
Russell Midcap® Value Index[7]	33.45%	18.85%	10.62%
Balanced Composite Index[8]	19.09	13.87	8.46
Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index[9]	–0.05	5.50	4.25
Average Lipper Mixed-Asset Target Allocation Growth Fund[10]	17.93	12.32	6.38

adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.
7.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Value Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.

The Balanced Composite Index consists of the Russell Midcap® Value Index and the Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index weighted 60%/40%, respectively. The Balanced Composite Index is the Fund’s secondary benchmark. Total returns assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

9.	The Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index is a market capitalization-weighted index including U.S. government and fixed coupon domestic investment grade corporate bonds. The Fund has selected the Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index as an additional benchmark. Total returns assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.	The average Lipper mixed-asset target allocation growth fund is representative of funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Balanced Fund

Cost in Dollars of a $1,000 Investment in MainStay Balanced Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2013, to October 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2013, to October 31, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/13	Ending Account Value (Based on Actual Returns and Expenses) 10/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,071.40	$6.94	$1,018.50	$6.77

Class A Shares	$1,000.00	$1,072.40	$5.95	$1,019.50	$5.80

Class B Shares	$1,000.00	$1,067.60	$10.84	$1,014.70	$10.56

Class C Shares	$1,000.00	$1,067.60	$10.84	$1,014.70	$10.56

Class I Shares	$1,000.00	$1,073.60	$4.65	$1,020.70	$4.53

Class R1 Shares	$1,000.00	$1,073.20	$5.17	$1,020.20	$5.04

Class R2 Shares	$1,000.00	$1,071.90	$6.48	$1,019.00	$6.31

Class R3 Shares	$1,000.00	$1,070.50	$7.78	$1,017.70	$7.58

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.33% for Investor Class, 1.14% for Class A, 2.08% for Class B and Class C, 0.89% for Class I, 0.99% for Class R1, 1.24% for Class R2 and 1.49% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of October 31, 2013 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2013 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 0.25%–2.50%, due 6/30/15–8/15/23

2.	Federal National Mortgage Association, 0.375%–2.75%, due 3/13/14–5/21/18

3.	Federal Home Loan Mortgage Corporation, 0.875%–1.75%, due 9/10/15–10/2/19

4.	Bank of America Corp.

5.	iShares Intermediate Credit Bond Fund
6.	S&P 500 Index—SPDR Trust Series 1

7.	S&P Midcap 400 Index—Midcap SPDR Trust Series 1

8.	Cardinal Health, Inc.

9.	Citigroup, Inc.

10.	JPMorgan Chase & Co.

8	MainStay Balanced Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Thomas J. Girard, Donald F. Serek, CFA, and George S. Cherpelis of New York Life Investments,1 the Fund’s Manager, and Andrew Ver Planck, CFA, of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay Balanced Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2013?

Excluding all sales charges, MainStay Balanced Fund returned 20.58% for Investor Class shares, 20.78% for Class A shares, 19.66% for Class B shares and 19.67% for Class C shares for the 12 months ended October 31, 2013. Over the same period, Class I shares returned 21.07%, Class R1 shares returned 20.94%, Class R2 shares returned 20.62% and Class R3 shares returned 20.36%. For the 12 months ended October 31, 2013, all share classes underperformed the 33.45% return of the Russell Midcap® Value Index,2 which is the Fund’s broad-based securities-market index. Over the same period, all share classes outperformed the 19.09% return of the Balanced Com-posite Index,2 which is a secondary benchmark for the Fund; the –0.05% return of the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index,2 which is an additional benchmark of the Fund; and the 17.93% return of the average Lipper3 mixed-asset target allocation growth fund. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests in a mix of stocks and bonds, while the Russell Midcap® Value Index consists entirely of mid-cap value stocks. The Fund has a sizable allocation to bonds, which underperformed the Russell Midcap® Value Index during the reporting period. It is not surprising, therefore, that all share classes of the Fund trailed the Russell Midcap® Value Index.

The equity portion of the Fund, however, outperformed the Russell Midcap® Value Index during the reporting period, driven primarily by strong performance of the underlying stock-selection model. Valuation factors based on cash flow and on revenue contributed positively to the Fund’s performance relative to the Russell Midcap® Value Index. While the model for the equity portion of the Fund was successful in identifying both winners and losers, the model was especially effective in pick-ing stocks that would subsequently outperform the Russell Midcap® Value Index.

The fixed-income portion of the Fund maintained overweight positions relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index in corporate bonds, U.S. government agency securities, asset-backed securities and commercial mortgage-backed securities. The corporate bond sector was the best-performing sector in the Bank of America

Merrill Lynch 1–10 Year U.S. Corporate & Government Index during the reporting period. The Fund began the reporting period with an overweight position in mortgage-backed securities, which detracted from performance. Rising interest rates and expectations that the Federal Reserve would curtail asset purchases left the sector vulnerable to spread4 widening. As a result, we reduced the Fund’s allocation to mortgage-backed securities to a neutral position relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index during the latter half of the reporting period. During the second half of the reporting period, positive excess returns in relation to this benchmark were driven by the Fund’s overweight position in U.S. corporate bonds, particularly positions in financials and industrials.

During the reporting period, which equity sectors were the strongest positive contributors to the Fund’s relative performance and which equity sectors were particu-larly weak?

The equity sectors that provided the strongest positive contributions to the Fund’s relative performance were financials, health care and industrials. (Contributions take weightings and total returns into account.) In financials, our model’s stock selection was helped by underweight positions in real estate investment trusts (REITs), which struggled along with other bond proxies in a yield sell-off following the Federal Reserve’s signal that it might taper its direct purchases of securities, known as quantitative easing. In health care, the positive contribution came from several overweight positions in hospital stocks, which benefited from the reelection of President Obama. The market apparently anticipated increased hospital enrollment, as more Americans are expected to obtain health care coverage. The Fund’s model also picked certain pharmaceutical stocks that had strong share performance during the reporting period. The Fund’s stock selection in industrials was effective, thanks in part to the rise of airline stocks that the model held in overweight positions relative to the Russell Midcap® Value Index. Select defense contractors, such as Boeing and Northrop Grumman, also strengthened relative results during the reporting period.

In the equity portion of the Fund, major detractors from relative performance included the telecommunication services, con-sumer discretionary and energy sectors. In telecommunication services, stock selection hurt relative results. Specifically, the Fund held overweight positions in diversified companies such as CenturyLink and AT&T, which were weak performers, and an

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary, New York Life Investment Management LLC.
2.	See footnote on page 6 for more information on this index.
3.	See footnote on page 6 for more information on Lipper Inc.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.

mainstayinvestments.com	9

underweight position in Sprint Nextel, whose shares rose when it was announced that the company would be acquired Softbank. Stock selection in consumer discretionary was hurt by earnings shortfalls at certain specialty retailers, including Abercrombie & Fitch and American Eagle Outfitters. The Fund also saw disappointing financial results from Internet retailer Expedia. In energy, our model preferred oil and gas refiners, which tend to generate stable cash flows, rather than oil & gas exploration & production com-panies, whose cash flow is often less steady. Unfortunately, this positioning detracted when the latter group saw greater benefits from higher drilling activity and crude oil prices during the reporting period.

During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?

In the equity portion of the Fund, the strongest individual contributors to absolute performance were semiconductor device manufacturer Micron Technology, cardiovascular product maker Boston Scientific and video game retailer GameStop. The Fund held an overweight position in each of these stocks, and each provided stellar price performance during the reporting period. Micron Technology’s financial results exceeded analysts’ estimates. The company cited increased shipments and margins. Boston Scientific’s share price rose 127% during the reporting period. Analyst sentiments were particularly positive on the company’s top-line growth in key pipeline products. GameStop reported sales and margins above consensus expectations and continued to expand market share.

The stocks that detracted the most from absolute performance in the equity portion of the Fund included metals & mining company Newmont Mining, chip maker Broadcom and REIT Mack-Cali Realty. Shares of gold miners, including Newmont Mining, lagged other metal miners, as the precious metals industry grappled with overexpansion, cost control issues and a steep decline in the price of gold. The Fund initially had an overweight position in Newmont Mining, but we shifted to an underweight position in June 2013 as the company’s prospects weakened. Broadcom, a maker of chips that connect mobile devices to the Internet, saw its shares tumble in July 2013 after issuing a disappointing revenue forecast. Mack-Cali Realty, which owns office space in the northeastern United States, saw its shares slide after it announced that in light of slowing demand for office space, the company would cut its dividend to save cash and to invest in apartment buildings.

Did the equity portion of the Fund make any significant purchases or sales during the reporting period?

The equity portion of the Fund purchased shares of oil & gas exploration & production company Chesapeake Energy. The

Fund’s model was initially negative on the stock; but when the company’s momentum scores rose during the second half of the reporting period along with oil prices, the return prospects for the stock also improved. (The momentum scores in our model seek to gauge market sentiment on stocks, given their price or earnings trends.) The Fund also built positions in an insurance company, Lincoln National, during the reporting period. The Fund’s model became favorable on Lincoln National in March 2013, and the Fund’s increasingly overweight positions relative to the Russell Midcap® Value Index were rewarded when the company reported a strong stream of earnings, particulary bolstered by the company’s annuities business.

The Fund’s model was generally negative on retailer Macy’s throughout the reporting period, and we finally sold all of the Fund’s shares of the company in October 2013 when the company’s price momentum and credit quality scores deteriorated. We reduced the Fund’s overweight position in Symantec, a security software company. The Fund’s model was initially positive on Symantec, but we reduced the position for risk control reasons, as the anti-virus maker was struggling to execute its multiyear turnaround efforts.

How did the Fund’s equity sector weightings change during the reporting period?

The Fund’s equity weightings increased in the energy and industrials sectors. The Fund held a slightly underweight position in the energy sector relative to the Russell Midcap® Value Index in the beginning of the reporting period, but we increased the Fund’s positive exposure through purchases in the oil & gas exploration & production industry. We also shifted from an underweight position to an overweight position relative to the Russell Midcap® Value Index in industrials during the reporting period.

The equity portion of the Fund reduced its weightings in the health care and financials sectors. In health care, we shifted from a significantly overweight to a modestly overweight position relative to the Russell Midcap® Value Index during the reporting period, as we trimmed the Fund’s positions in several health maintenance organizations (HMOs). In financials, the Fund moved from an underweight position relative to the Russell Midcap® Value Index to one that was more significantly underweight as the Fund’s model became increasingly negative on REITs. We trimmed the Fund’s positions in several retail and mortgage REIT stocks.

How was the equity portion of the Fund positioned at the end of the reporting period?

As of October 31, 2013, the most significantly overweight positions relative to the Russell Midcap® Value Index in the equity portion of the Fund were in the energy, consumer discretionary and consumer staples sectors. As of the same date, the equity

10	MainStay Balanced Fund

portion of the Fund was most significantly underweight relative to this Index in the financials, utilities and materials sectors.

What was the duration5 strategy of the fixed-income portion of the Fund during the reporting period?

The duration of the fixed-income portion of the Fund varied during the reporting period. During the first half of the reporting period, the Fund’s duration remained close to the duration of the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index. During the second half of the reporting period, the Fund maintained a duration slightly shorter than that of the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Fund during the reporting period?

There were three instances when specific factors, risks and market forces prompted asset allocation decisions for the Fund. First, during the first half of the reporting period, our expectation that the Federal Reserve would begin tapering its asset purchases toward the end of 2013 led us to reduce the Fund’s overweight position in mortgage-backed securities. In addition, early in the second half of the reporting period, lackluster economic growth, along with ongoing Federal Reserve tapering talk, caused spread assets (or securities that typically trade at a spread to comparable U.S. Treasury securities) to underperform. We used this opportunity to add to the Fund’s overweight position relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index in the corporate bond sector. Finally, toward the end of the reporting period, we modestly reduced the Fund’s overweight position in the corporate bond sector as we sought to capitalize on the tightening of credit spreads. The reduced weighting in the corporate bond sector was focused primarily in financials and industrials.

During the reporting period, which fixed-income market segments were the strongest contributors to the Fund’s performance and which market segments were particularly weak?

An overweight position in investment-grade corporate bonds made the strongest positive contribution to the performance of the fixed-income portion of the Fund. Within the corporate bond sector, the Fund’s overweight positions relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government

Index in financials and industrials were the main drivers of strong performance. On the other hand, the Fund’s duration and yield-curve6 positioning and its positioning in mortgage-backed securities detracted from the Fund’s performance relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index during the reporting period.

Did the fixed-income portion of the Fund make any significant purchases or sales during the reporting period?

The fixed-income portion of the Fund made significant purchases and sales, as described, when the Fund’s asset allocation was modified. The purpose of these transactions, in the aggregate, was to adjust the Fund’s positions in spread assets.

How did sector weightings change in the fixed-income portion of the Fund during the reporting period?

In the corporate bond sector, the Fund maintained overweight allocations to financials, industrials and utilities through the first half of the reporting period. Early in the second half of the reporting period, we increased these weightings, as we sought to take advantage of what we considered to be attractive valuations in the corporate bond sector. Toward the latter part of the reporting period, we modestly reduced the Fund’s positions in financials and industrials in an effort to take advantage of tightening valuations within these subsectors. Throughout the reporting period, but most intensely during the second half of the reporting period, we added to the Fund’s overweight position relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index in the asset-backed securities sector.

How was the fixed-income portion of the Fund positioned at the end of the reporting period?

As of October 31, 2013, the fixed-income portion of the Fund held overweight allocations relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index in spread assets. The fixed-income portion of the Fund had its largest overweight allocation to the corporate bond sector.

As of the same date, the fixed-income portion of the Fund held an underweight position relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index in U.S. Treasury securities. As of October 31, 2013, the duration of the fixed-income portion of the Fund was slightly shorter than that of this Index.

5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	11

Portfolio of Investments October 31, 2013

	Principal Amount	Value

Long-Term Bonds 34.0%† Asset-Backed Securities 3.1%
Auto Floor Plan 0.4%
CNH Wholesale Master Note Trust Series 2013-2A, Class A 0.774%, due 8/15/19 (a)(b)	$950,000	$950,000
Ford Credit Floorplan Master Owner Trust A
Series 2013-5, Class A2 0.644%, due 9/15/18 (a)	700,000	700,134
Series 2013-4, Class A2 0.724%, due 6/15/20 (a)	400,000	400,406
Navistar Financial Dealer Note Master Trust Series 2013-2, Class A 0.856%, due 9/25/18 (a)(b)	425,000	425,010

		2,475,550

Automobile 0.6%
Ally Auto Receivables Trust Series 2012-1, Class A3 0.93%, due 2/16/16	240,916	241,643
Chesapeake Funding LLC Series 2013-1A, Class A 0.624%, due 1/7/25 (a)(b)	500,000	498,670
Ford Credit Auto Owner Trust Series 2012-A, Class A3 0.84%, due 8/15/16	371,503	372,156
Huntington Auto Trust Series 2012-2, Class A3 0.51%, due 4/17/17	700,000	698,449
Hyundai Auto Receivables Trust Series 2012-A, Class A3 0.72%, due 3/15/16	320,048	320,616
Mercedes-Benz Auto Receivables Trust Series 2012-1, Class A3 0.47%, due 10/17/16	900,000	900,293
USAA Auto Owner Trust Series 2012-1, Class A3 0.43%, due 8/15/16	400,000	399,593
Volkswagen Auto Loan Enhanced Trust Series 2012-1, Class A3 0.85%, due 8/22/16	456,436	458,047

		3,889,467

Credit Cards 0.1%
American Express Issuance Trust II Series 2013-2, Class A 0.604%, due 8/15/19 (a)	275,000	275,000
Citibank Credit Card Issuance Trust Series 2013-A7, Class A7 0.604%, due 9/10/20 (a)	375,000	375,109

	Principal Amount	Value

Credit Cards (continued)
Discover Card Master Trust Series 2012-A1, Class A1 0.81%, due 8/15/17	$300,000	$301,252

		951,361

Other ABS 2.0%
Apidos CDO Series 2013-14A, Class A 1.394%, due 4/15/25 (a)(b)(c)	1,250,000	1,234,375
Ares CLO, Ltd. 2013-2A, Class A1 1.524%, due 7/28/25 (a)(b)(c)	1,175,000	1,166,187
Babson CLO, Ltd. Series 2013-IA, Class A 1.342%, due 4/20/25 (a)(b)(c)	1,300,000	1,278,680
Ballyrock CDO, Ltd. Series 2013-1A, Class A 1.45%, due 5/20/25 (a)(b)(c)	1,000,000	995,300
Carlyle Global Market Strategies
Series 2013-3A, Class A1A 1.39%, due 7/15/25 (a)(b)(c)	800,000	788,400
Series 2013-2A, Class A1 1.396%, due 4/18/25 (a)(b)(c)	500,000	499,175
Cent CLO, L.P. Series 2013-18A, Class A 1.37%, due 7/23/25 (a)(b)(c)	1,000,000	983,000
CNH Equipment Trust Series 2012-C, Class A3 0.57%, due 12/15/17	500,000	499,718
Dryden Senior Loan Fund Series 2013-26A, Class A 1.344%, due 7/15/25 (a)(b)(c)	820,000	816,720
John Deere Owner Trust
Series 2012-B, Class A3 0.53%, due 7/15/16	500,000	500,162
Series 2012-A, Class A3 0.75%, due 3/15/16	501,998	502,826
Nomad CLO, Ltd. Series 2013-1A, Class A1 1.468%, due 1/15/25 (a)(b)(c)	800,000	800,512
Octagon Investment Partners XVII, Ltd. Series 2013-1A, Class A1 1.55%, due 10/25/25 (a)(b)(c)	1,150,000	1,141,375
OHA Loan Funding, Ltd. Series 2013-1A, Class A 1.528%, due 7/23/25 (a)(b)(c)	1,200,000	1,195,248
RacePoint CLO, Ltd. Series 2013-8A, Class A 1.514%, due 2/20/25 (a)(b)(c)	780,000	778,128

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2013, excluding short-term investments. May be subject to change daily.

12	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Asset-Backed Securities (continued)
Other ABS (continued)
Sheridan Square CLO, Ltd. Series 2013-1A, Class A2 1.414%, due 4/15/25 (a)(b)(c)	$800,000	$796,344

		13,976,150

Total Asset-Backed Securities (Cost $21,379,199)		21,292,528

Convertible Bond 0.0%‡
Internet 0.0%‡
At Home Corp. 4.75%, due 12/15/49 (c)(d)(e)(f)	177,810	18

Total Convertible Bond (Cost $13,325)		18

Corporate Bonds 14.5%
Aerospace & Defense 0.3%
BAE Systems PLC 3.50%, due 10/11/16 (b)	350,000	366,246
General Dynamics Corp. 2.25%, due 7/15/16	200,000	207,082
Northrop Grumman Corp. 3.25%, due 8/1/23	450,000	429,854
United Technologies Corp. 1.80%, due 6/1/17	950,000	968,498

		1,971,680

Auto Manufacturers 0.2%
Daimler Finance North America LLC
2.375%, due 8/1/18 (b)	375,000	377,916
3.875%, due 9/15/21 (b)	500,000	516,131
Volkswagen International Finance N.V. 1.15%, due 11/20/15 (b)	250,000	251,523

		1,145,570

Banks 4.8%
Abbey National Treasury Services PLC 3.05%, due 8/23/18	725,000	750,533
American Express Bank FSB 6.00%, due 9/13/17	625,000	726,623
♦Bank of America Corp.
2.00%, due 1/11/18	900,000	897,442
2.60%, due 1/15/19	575,000	578,884
4.10%, due 7/24/23	1,650,000	1,671,957
5.65%, due 5/1/18	925,000	1,055,128
BB&T Corp.
1.114%, due 6/15/18 (a)	725,000	730,253
1.45%, due 1/12/18	300,000	294,698

	Principal Amount	Value

Banks (continued)
Capital One Financial Corp.
1.00%, due 11/6/15	$775,000	$773,513
2.15%, due 3/23/15	425,000	432,125
3.50%, due 6/15/23	375,000	360,923
♦Citigroup, Inc.
3.50%, due 5/15/23	650,000	603,264
4.587%, due 12/15/15	490,000	524,625
5.375%, due 8/9/20	700,000	795,821
6.00%, due 8/15/17	400,000	459,956
6.01%, due 1/15/15	68,000	72,088
Commonwealth Bank of Australia 0.753%, due 9/20/16 (a)(b)	750,000	750,221
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. 3.375%, due 1/19/17	250,000	266,468
Credit Agricole S.A. 1.625%, due 4/15/16 (b)	675,000	680,130
Export-Import Bank of Korea 1.75%, due 2/27/18	200,000	196,227
Goldman Sachs Group, Inc. (The)
2.375%, due 1/22/18	1,150,000	1,156,608
3.625%, due 2/7/16	225,000	237,484
5.375%, due 3/15/20	450,000	506,095
6.00%, due 6/15/20	175,000	202,590
HSBC Bank PLC
1.50%, due 5/15/18 (b)	1,200,000	1,178,387
4.125%, due 8/12/20 (b)	1,150,000	1,226,991
HSBC USA, Inc. 1.13%, due 9/24/18 (a)	400,000	400,575
Huntington Bancshares, Inc. 2.60%, due 8/2/18	650,000	655,950
ING Bank N.V. 5.80%, due 9/25/23 (b)	650,000	681,696
♦JPMorgan Chase & Co.
3.375%, due 5/1/23	1,550,000	1,452,697
4.50%, due 1/24/22	750,000	799,089
Korea Development Bank (The)
1.50%, due 1/22/18	200,000	194,386
3.875%, due 5/4/17	400,000	427,155
Morgan Stanley
4.10%, due 5/22/23	850,000	821,057
4.875%, due 11/1/22	575,000	591,939
5.50%, due 1/26/20	300,000	338,590
5.625%, due 9/23/19	600,000	684,660
Royal Bank of Scotland Group PLC 2.55%, due 9/18/15	1,325,000	1,357,038
Santander UK PLC 5.00%, due 11/7/23	700,000	697,767
Skandinaviska Enskilda Banken AB 1.75%, due 3/19/18 (b)	1,200,000	1,184,448

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Banks (continued)
Societe Generale S.A.
1.328%, due 10/1/18 (a)	$675,000	$676,600
2.75%, due 10/12/17	350,000	362,180
Sumitomo Mitsui Trust Bank, Ltd. 1.034%, due 9/16/16 (a)(b)	475,000	477,287
SunTrust Banks, Inc. 2.35%, due 11/1/18	275,000	276,114
Swedbank AB 1.75%, due 3/12/18 (b)	950,000	939,769
Union Bank N.A. 1.00%, due 9/26/16 (a)	250,000	251,933
Wells Fargo & Co.
2.15%, due 1/15/19	1,125,000	1,130,476
4.125%, due 8/15/23	575,000	575,048
Westpac Banking Corp. 1.125%, due 9/25/15	350,000	353,548

		32,459,036

Beverages 0.3%
Anheuser-Busch InBev Worldwide, Inc.
1.375%, due 7/15/17	800,000	800,974
4.375%, due 2/15/21	300,000	327,325
Diageo Capital PLC 1.50%, due 5/11/17	250,000	251,275
SABMiller Holdings, Inc. 2.45%, due 1/15/17 (b)	575,000	593,774

		1,973,348

Building Materials 0.0%‡
CRH America, Inc. 4.125%, due 1/15/16	250,000	264,020

Chemicals 0.4%
Dow Chemical Co. (The) 5.70%, due 5/15/18	500,000	579,912
LYB International Finance B.V. 4.00%, due 7/15/23	975,000	981,722
NewMarket Corp. 4.10%, due 12/15/22	1,065,000	1,031,598

		2,593,232

Computers 0.3%
Hewlett-Packard Co.
2.35%, due 3/15/15	975,000	990,390
4.65%, due 12/9/21	925,000	936,588

		1,926,978

Cosmetics & Personal Care 0.0%‡
Procter & Gamble Co. (The) 1.45%, due 8/15/16	150,000	152,605

	Principal Amount	Value

Diversified Financial Services 0.3%
General Electric Capital Corp.
2.30%, due 4/27/17	$775,000	$798,836
5.50%, due 1/8/20	525,000	607,319
6.00%, due 8/7/19	750,000	887,621

		2,293,776

Electric 1.3%
Commonwealth Edison Co. 1.95%, due 9/1/16	350,000	359,068
Dayton Power & Light Co. (The) 1.875%, due 9/15/16 (b)	275,000	277,519
Entergy Louisiana LLC
1.875%, due 12/15/14	150,000	151,985
3.30%, due 12/1/22	150,000	145,710
Entergy Mississippi, Inc. 3.10%, due 7/1/23	150,000	142,236
FirstEnergy Corp. 4.25%, due 3/15/23	875,000	816,218
GDF Suez 1.625%, due 10/10/17 (b)	450,000	450,693
Great Plains Energy, Inc.
4.85%, due 6/1/21	210,000	224,481
5.292%, due 6/15/22 (g)	190,000	207,389
Hydro-Quebec 2.00%, due 6/30/16	550,000	567,545
Kansas City Power & Light Co. 7.15%, due 4/1/19	1,000,000	1,237,087
NextEra Energy Capital Holdings, Inc.
1.20%, due 6/1/15	250,000	251,649
1.339%, due 9/1/15	1,000,000	1,003,806
Niagara Mohawk Power Corp. 2.721%, due 11/28/22 (b)	325,000	304,431
NiSource Finance Corp. 4.45%, due 12/1/21	400,000	414,898
Pepco Holdings, Inc. 2.70%, due 10/1/15	500,000	513,634
PPL Capital Funding, Inc.
3.50%, due 12/1/22	400,000	382,157
4.20%, due 6/15/22	300,000	301,210
Progress Energy, Inc. 6.05%, due 3/15/14	737,000	751,444
Westar Energy, Inc. 6.00%, due 7/1/14	400,000	414,364

		8,917,524

Finance—Auto Loans 0.4%
American Honda Finance Corp.
0.744%, due 10/7/16 (a)	225,000	225,846
2.125%, due 10/10/18	250,000	251,800
Ford Motor Credit Co. LLC
3.00%, due 6/12/17	875,000	910,808
4.375%, due 8/6/23	1,025,000	1,053,788

		2,442,242

14	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Finance—Commercial 0.1%
Caterpillar Financial Services Corp. 2.05%, due 8/1/16	$725,000	$747,577

Finance—Consumer Loans 0.2%
John Deere Capital Corp.
1.25%, due 12/2/14	150,000	151,371
1.70%, due 1/15/20	675,000	642,932
2.80%, due 9/18/17	150,000	157,644
5.75%, due 9/10/18	150,000	176,154

		1,128,101

Finance—Investment Banker/Broker 0.1%
BNP Paribas Home Loan Covered Bonds S.A. 2.20%, due 11/2/15 (b)	400,000	410,960

Finance—Other Services 0.1%
National Rural Utilities Cooperative Finance Corp. 2.35%, due 6/15/20	450,000	441,767

Food 0.5%
Ingredion, Inc.
1.80%, due 9/25/17	250,000	246,833
4.625%, due 11/1/20	650,000	691,532
Mondelez International, Inc. 4.125%, due 2/9/16	1,425,000	1,520,119
Safeway, Inc. 3.40%, due 12/1/16	750,000	773,962

		3,232,446

Gas 0.0%‡
Sempra Energy 2.30%, due 4/1/17	200,000	205,016

Hand & Machine Tools 0.0%‡
Stanley Black & Decker, Inc. 3.40%, due 12/1/21	175,000	175,680

Health Care—Products 0.0%‡
Zimmer Holdings, Inc. 1.40%, due 11/30/14	325,000	326,735

Health Care—Services 0.1%
Laboratory Corp of America Holdings 2.50%, due 11/1/18	400,000	400,355

	Principal Amount	Value

Insurance 0.8%
American International Group, Inc. 4.125%, due 2/15/24	$625,000	$642,514
Assurant, Inc. 2.50%, due 3/15/18	850,000	843,349
ING U.S., Inc. 2.90%, due 2/15/18	910,000	928,710
Markel Corp. 3.625%, due 3/30/23	625,000	603,751
MetLife, Inc. 1.756%, due 12/15/17	350,000	350,624
Metropolitan Life Global Funding I 5.125%, due 6/10/14 (b)	750,000	771,032
Nationwide Financial Services, Inc. 5.375%, due 3/25/21 (b)	250,000	268,593
Principal Financial Group, Inc. 8.875%, due 5/15/19	450,000	589,070
QBE Insurance Group, Ltd. 2.40%, due 5/1/18 (b)	325,000	319,000

		5,316,643

Iron & Steel 0.2%
ArcelorMittal 4.25%, due 2/25/15	250,000	257,500
Carpenter Technology Corp. 4.45%, due 3/1/23	350,000	344,907
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	550,000	547,757

		1,150,164

Lodging 0.0%‡
Wyndham Worldwide Corp. 3.90%, due 3/1/23	200,000	193,253

Media 0.1%
COX Communications, Inc. 5.45%, due 12/15/14	192,000	202,015
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 3.50%, due 3/1/16	300,000	314,227
Viacom, Inc. 1.25%, due 2/27/15	400,000	402,357

		918,599

Mining 0.6%
Barrick Gold Corp.
2.50%, due 5/1/18	650,000	634,013
4.10%, due 5/1/23	500,000	453,499
BHP Billiton Finance USA, Ltd. 1.875%, due 11/21/16	450,000	461,146
Freeport-McMoRan Copper & Gold ,Inc. 2.375%, due 3/15/18	950,000	947,408
3.875%, due 3/15/23	375,000	354,949

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Mining (continued)
Rio Tinto Finance USA PLC 1.094%, due 6/17/16 (a)	$625,000	$629,711
Rio Tinto Finance USA, Ltd.
2.25%, due 9/20/16	475,000	488,149
3.50%, due 11/2/20	100,000	101,908

		4,070,783

Oil & Gas 0.6%
Anadarko Petroleum Corp. 5.95%, due 9/15/16	800,000	903,739
Apache Corp. 3.625%, due 2/1/21	375,000	386,601
BP Capital Markets PLC 1.846%, due 5/5/17	225,000	228,873
Petrobras International Finance Co.
2.875%, due 2/6/15	625,000	635,249
5.375%, due 1/27/21	1,000,000	1,016,773
Petroleos Mexicanos 3.50%, due 1/30/23	300,000	278,250
Plains Exploration & Production Co. 6.75%, due 2/1/22	200,000	219,930
Statoil ASA 3.125%, due 8/17/17	125,000	133,062
Total Capital International S.A. 1.55%, due 6/28/17	200,000	202,053

		4,004,530

Oil & Gas Services 0.0%‡
Cameron International Corp. 1.60%, due 4/30/15	125,000	126,016

Packaging & Containers 0.2%
Bemis Co., Inc. 5.65%, due 8/1/14	775,000	803,171
Packaging Corp of America 4.50%, due 11/1/23	650,000	668,433

		1,471,604

Pharmaceuticals 0.3%
Mylan, Inc. 2.60%, due 6/24/18 (b)	325,000	327,248
Novartis Securities Investment, Ltd. 5.125%, due 2/10/19	500,000	576,036
Sanofi
1.25%, due 4/10/18	450,000	443,080
4.00%, due 3/29/21	475,000	509,455
Teva Pharmaceutical Finance Co. B.V. 2.40%, due 11/10/16	300,000	309,756

		2,165,575

	Principal Amount	Value

Pipelines 0.5%
Energy Transfer Partners, L.P. 4.15%, due 10/1/20	$950,000	$986,001
Enterprise Products Operating LLC 1.25%, due 8/13/15	250,000	251,371
Plains All American Pipeline, L.P. / PAA Finance Corp. 8.75%, due 5/1/19	800,000	1,033,031
Spectra Energy Partners, L.P. 2.95%, due 9/25/18	425,000	434,752
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (b)	525,000	481,988

		3,187,143

Real Estate 0.0%‡
WEA Finance LLC / WT Finance Australia Property, Ltd. 5.75%, due 9/2/15 (b)	250,000	271,432

Real Estate Investment Trusts 0.9%
Brandywine Operating Partnership, L.P. 5.70%, due 5/1/17	1,525,000	1,695,112
DDR Corp. 4.75%, due 4/15/18	800,000	870,306
Hospitality Properties Trust 6.30%, due 6/15/16	600,000	652,846
Host Hotels & Resorts, L.P. 6.00%, due 10/1/21	325,000	359,753
Liberty Property, L.P. 4.40%, due 2/15/24	275,000	278,053
National Retail Properties, Inc. 6.25%, due 6/15/14	225,000	232,109
ProLogis, L.P.
4.25%, due 8/15/23	350,000	354,285
6.625%, due 5/15/18	1,550,000	1,829,938

		6,272,402

Retail 0.1%
Home Depot, Inc. (The) 4.40%, due 4/1/21	500,000	550,233

Semiconductors 0.1%
Samsung Electronics America, Inc. 1.75%, due 4/10/17 (b)	525,000	531,292

Software 0.1%
Fiserv, Inc. 4.75%, due 6/15/21	500,000	521,267

Telecommunications 0.5%
Orange S.A. 2.75%, due 9/14/16	325,000	336,634

16	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Telecommunications (continued)
Telefonica Emisiones SAU 5.134%, due 4/27/20	$925,000	$976,051
Verizon Communications, Inc.
2.00%, due 11/1/16	300,000	306,170
5.15%, due 9/15/23	1,000,000	1,084,988
Vivendi S.A. 2.40%, due 4/10/15 (b)	350,000	358,974
Vodafone Group PLC 1.25%, due 9/26/17	350,000	342,912

		3,405,729

Textiles 0.0%‡
Mohawk Industries, Inc. 3.85%, due 2/1/23	300,000	289,930

Transportation 0.1%
Burlington Northern Santa Fe LLC 4.70%, due 10/1/19	400,000	447,772

Total Corporate Bonds (Cost $96,088,576)		98,103,015

Foreign Government Bonds 0.6%
Regional (State & Province) 0.2%
Province of Ontario 1.10%, due 10/25/17	950,000	942,970
Province of Quebec 3.50%, due 7/29/20	400,000	423,760

		1,366,730

Sovereign 0.4%
Brazilian Government International Bond 2.625%, due 1/5/23	500,000	446,250
Italy Government International Bond 4.75%, due 1/25/16	500,000	534,000
Poland Government International Bond 5.00%, due 3/23/22	150,000	164,063
Romanian Government International Bond 4.375%, due 8/22/23 (b)	750,000	734,062
Russian Federation 3.50%, due 1/16/19 (b)	600,000	615,876

		2,494,251

Total Foreign Government Bonds (Cost $3,890,485)		3,860,981

Mortgage-Backed Securities 0.6%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.6%
Boca Hotel Portfolio Trust Series 2013-BOCA, Class A 1.324%, due 8/15/26 (a)(b)	950,000	951,498

	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Commercial Mortgage Pass Through Certificates Series 2013-THL, Class A2 1.224%, due 6/8/30 (a)(b)	$800,000	$795,983
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2012-C6, Class A2 2.206%, due 5/15/45	500,000	510,697
Series 2006-CB15, Class A4 5.814%, due 6/12/43 (a)	449,352	489,808
LB-UBS Commercial Mortgage Trust Series 2006-C7, Class A3 5.347%, due 11/15/38	600,000	663,384
Morgan Stanley Capital I, Inc. Series 2007-T25, Class A3 5.514%, due 11/12/49 (a)	600,000	667,482
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class A4 5.308%, due 11/15/48	100,000	110,043

Total Mortgage-Backed Securities (Cost $4,212,759)		4,188,895

U.S. Government & Federal Agencies 15.1%
Federal Home Loan Bank 0.3%
0.80%, due 6/24/16	500,000	500,169
1.30%, due 6/5/18	375,000	369,701
1.375%, due 5/28/14	1,000,000	1,007,103

		1,876,973

♦Federal Home Loan Mortgage Corporation 0.8%
0.875%, due 3/7/18	600,000	589,848
1.00%, due 9/27/17	225,000	223,631
1.125%, due 5/25/18	600,000	591,441
1.20%, due 6/12/18	650,000	639,200
1.25%, due 10/2/19	750,000	721,316
1.75%, due 9/10/15	1,000,000	1,025,739
1.75%, due 5/30/19	1,750,000	1,748,457

		5,539,632

♦Federal National Mortgage Association 1.2%
0.375%, due 3/16/15	1,250,000	1,252,367
0.60%, due 3/4/16	350,000	349,940
0.70%, due 9/6/16	450,000	449,729
0.875%, due 12/20/17	500,000	493,221
0.875%, due 5/21/18	450,000	439,800
1.00%, due 12/28/17	300,000	295,742
1.00%, due 2/15/18	650,000	638,034
1.25%, due 1/30/17	1,625,000	1,650,755
1.375%, due 11/15/16	2,150,000	2,194,808

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (continued)
2.75%, due 3/13/14	$400,000	$403,870

		8,168,266

♦United States Treasury Notes 12.8%
0.25%, due 9/30/15	2,900,000	2,897,396
0.25%, due 12/15/15	7,670,000	7,655,619
0.25%, due 4/15/16	7,590,000	7,557,386
0.375%, due 6/30/15	275,000	275,569
0.375%, due 8/31/15	350,000	350,615
0.375%, due 11/15/15	1,605,000	1,606,505
0.375%, due 1/15/16	1,200,000	1,200,374
0.375%, due 2/15/16	5,450,000	5,448,725
0.50%, due 6/15/16	1,425,000	1,426,002
0.625%, due 7/15/16	2,400,000	2,408,062
0.625%, due 8/15/16	575,000	576,572
0.625%, due 10/15/16	3,900,000	3,906,704
0.75%, due 12/31/17	5,475,000	5,408,271
0.875%, due 9/15/16	5,100,000	5,147,813
1.00%, due 5/31/18	1,590,000	1,577,205
1.25%, due 10/31/18	2,500,000	2,491,603
1.375%, due 6/30/18	2,925,000	2,946,253
1.375%, due 7/31/18	3,650,000	3,673,951
1.375%, due 9/30/18	10,250,000	10,290,836
1.50%, due 8/31/18	8,225,000	8,317,531
1.625%, due 11/15/22	5,600	5,228
2.00%, due 7/31/20	2,800,000	2,823,626
2.00%, due 9/30/20	1,800,000	1,808,719
2.25%, due 7/31/18	1,255,000	1,313,926
2.50%, due 8/15/23	5,660,000	5,638,775

		86,753,266

Total U.S. Government & Federal Agencies (Cost $101,923,307)		102,338,137

Yankee Bond 0.1% (h)
Transportation 0.1%
Canadian National Railway Co. 1.45%, due 12/15/16	400,000	404,315

Total Yankee Bond (Cost $398,095)		404,315

Total Long-Term Bonds (Cost $227,905,746)		230,187,889

	Shares
Common Stocks 62.4%
Aerospace & Defense 1.7%
Alliant Techsystems, Inc.	6,483	705,804
Exelis, Inc.	97,400	1,606,126

	Shares	Value

Aerospace & Defense (continued)
General Dynamics Corp.	14,794	$1,281,604
L-3 Communications Holdings, Inc.	18,356	1,843,860
Northrop Grumman Corp.	12,873	1,383,977
Raytheon Co.	17,015	1,401,526
Spirit AeroSystems Holdings, Inc. Class A (i)	69,577	1,857,010
United Technologies Corp.	10,760	1,143,250

		11,223,157

Agriculture 0.7%
Archer-Daniels-Midland Co.	34,399	1,406,919
Bunge, Ltd.	28,471	2,338,323
Reynolds American, Inc.	19,984	1,026,578

		4,771,820

Airlines 1.0%
Alaska Air Group, Inc.	23,137	1,634,860
Delta Air Lines, Inc.	97,475	2,571,391
Southwest Airlines Co.	162,074	2,790,914

		6,997,165

Apparel 0.3%
Deckers Outdoor Corp. (i)	25,419	1,749,590

Auto Manufacturers 0.7%
Ford Motor Co.	66,136	1,131,587
General Motors Co. (i)	36,438	1,346,384
Oshkosh Corp. (i)	38,214	1,818,604
PACCAR, Inc.	5,861	325,872

		4,622,447

Auto Parts & Equipment 0.3%
Johnson Controls, Inc.	30,335	1,399,961
Lear Corp.	8,444	653,481
TRW Automotive Holdings Corp. (i)	1,792	134,597

		2,188,039

Banks 4.1%
♦Bank of America Corp.	69,102	964,664
Bank of New York Mellon Corp.	41,538	1,320,908
BB&T Corp.	34,505	1,172,135
Capital One Financial Corp.	16,192	1,111,905
CIT Group, Inc. (i)	50,886	2,450,670
♦Citigroup, Inc.	22,666	1,105,647
Comerica, Inc.	55,196	2,389,987
Fifth Third Bancorp	169,351	3,222,749
First Citizens BancShares, Inc. Class A	309	65,425
First Republic Bank	35,080	1,791,536
Goldman Sachs Group, Inc. (The)	6,371	1,024,839
Huntington Bancshares, Inc.	6,602	58,098
♦JPMorgan Chase & Co.	24,084	1,241,289
KeyCorp	217,070	2,719,887
M&T Bank Corp.	269	30,271
Morgan Stanley	34,051	978,285

18	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Banks (continued)
PNC Financial Services Group, Inc.	13,472	$990,596
State Street Corp.	18,745	1,313,462
SunTrust Banks, Inc.	48,079	1,617,377
U.S. Bancorp	26,661	996,055
Wells Fargo & Co.	23,678	1,010,814

		27,576,599

Beverages 0.1%
Molson Coors Brewing Co. Class B	15,758	850,932

Chemicals 0.7%
Air Products & Chemicals, Inc.	9,175	1,000,167
CF Industries Holdings, Inc.	1,118	241,041
Dow Chemical Co. (The)	31,658	1,249,541
Huntsman Corp.	885	20,550
Mosaic Co. (The)	21,690	994,486
PPG Industries, Inc.	7,440	1,358,395

		4,864,180

Coal 0.1%
Peabody Energy Corp.	43,999	857,101

Commercial Services 1.8%
ADT Corp. (The)	22,628	981,377
Apollo Group, Inc. Class A (i)	38,370	1,024,095
Booz Allen Hamilton Holding Corp.	75,751	1,499,870
CoreLogic, Inc. (i)	46,967	1,562,592
DeVry, Inc.	12,048	432,523
Leidos Holdings, Inc.	11,492	541,158
ManpowerGroup, Inc.	27,357	2,136,582
R.R. Donnelley & Sons Co.	97,367	1,808,105
Science Applications International Corp.	4,513	159,083
Towers Watson & Co. Class A	20,421	2,344,535

		12,489,920

Computers 2.1%
Apple, Inc.	2,571	1,342,962
Brocade Communications Systems, Inc. (i)	229,553	1,841,015
Computer Sciences Corp.	43,862	2,160,642
DST Systems, Inc.	4,234	358,916
EMC Corp.	52,144	1,255,106
Hewlett-Packard Co.	55,696	1,357,312
Lexmark International, Inc. Class A	49,295	1,752,437
SanDisk Corp.	21,398	1,487,161
Western Digital Corp.	43,656	3,039,767

		14,595,318

Cosmetics & Personal Care 0.1%
Procter & Gamble Co. (The)	12,731	1,028,028

	Shares	Value

Diversified Financial Services 0.1%
Artisan Partners Asset Management, Inc.	12,522	$749,692

Electric 3.8%
AES Corp. (The)	170,575	2,403,402
Alliant Energy Corp.	5,281	275,774
Ameren Corp.	49,601	1,794,564
American Electric Power Co., Inc.	22,556	1,056,523
CMS Energy Corp.	45,625	1,252,862
Consolidated Edison, Inc.	17,257	1,004,703
Dominion Resources, Inc.	15,876	1,012,095
DTE Energy Co.	39,419	2,725,430
Duke Energy Corp.	14,426	1,034,777
Edison International	44,984	2,205,566
Entergy Corp.	2,145	138,824
Exelon Corp.	35,163	1,003,552
FirstEnergy Corp.	4,015	152,048
NextEra Energy, Inc.	12,101	1,025,560
Northeast Utilities	1,125	48,251
OGE Energy Corp.	21	775
PG&E Corp.	24,525	1,026,371
Pinnacle West Capital Corp.	21,117	1,183,186
PPL Corp.	21,468	657,565
Public Service Enterprise Group, Inc.	71,059	2,380,476
Southern Co.	24,105	986,136
Wisconsin Energy Corp.	17,285	727,871
Xcel Energy, Inc.	60,970	1,759,594

		25,855,905

Electrical Components & Equipment 0.4%
Emerson Electric Co.	17,663	1,182,891
Energizer Holdings, Inc.	12,733	1,249,235

		2,432,126

Electronics 0.7%
Agilent Technologies, Inc.	3,020	153,295
Jabil Circuit, Inc.	87,203	1,819,055
Thermo Fisher Scientific, Inc.	12,062	1,179,422
Vishay Intertechnology, Inc. (i)	118,876	1,458,609

		4,610,381

Engineering & Construction 0.3%
AECOM Technology Corp. (i)	56,418	1,792,964

Entertainment 0.3%
Penn National Gaming, Inc. (i)	3,135	183,429
Regal Entertainment Group Class A	84,732	1,610,755

		1,794,184

Environmental Controls 0.2%
Waste Management, Inc.	27,312	1,189,164

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments October 31, 2013 (continued)

	Shares	Value

Common Stocks (continued)
Finance—Credit Card 0.2%
Discover Financial Services	24,239	$1,257,519

Finance—Investment Banker/Broker 0.8%
Charles Schwab Corp. (The)	42,531	963,327
Interactive Brokers Group, Inc. Class A	81,354	1,678,333
LPL Financial Holdings, Inc.	21,375	870,817
Raymond James Financial, Inc.	39,718	1,813,127

		5,325,604

Finance—Other Services 0.4%
CME Group, Inc.	13,159	976,529
NASDAQ OMX Group, Inc. (The)	52,471	1,859,048

		2,835,577

Food 1.1%
Kellogg Co.	16,452	1,040,589
Mondelez International, Inc. Class A	31,159	1,048,188
Safeway, Inc.	67,719	2,363,393
Sysco Corp.	31,523	1,019,454
Tyson Foods, Inc. Class A	72,146	1,996,280

		7,467,904

Forest Products & Paper 0.4%
Domtar Corp.	21,533	1,824,060
International Paper Co.	22,091	985,480

		2,809,540

Gas 1.0%
AGL Resources, Inc.	40,864	1,955,751
CenterPoint Energy, Inc.	82,927	2,040,004
Sempra Energy	8,635	786,994
UGI Corp.	48,655	2,012,857

		6,795,606

Hand & Machine Tools 0.0%‡
Regal-Beloit Corp.	3,505	257,022

Health Care—Products 1.6%
Alere, Inc. (i)	54,387	1,834,473
Boston Scientific Corp. (i)	264,012	3,086,300
CareFusion Corp. (i)	395	15,314
Covidien PLC	18,324	1,174,751
Hill-Rom Holdings, Inc.	45,275	1,869,405
Hospira, Inc. (i)	4,792	194,172
Medtronic, Inc.	20,487	1,175,954
St. Jude Medical, Inc.	7,020	402,878
Stryker Corp.	15,781	1,165,585

		10,918,832

Health Care—Services 1.5%
Aetna, Inc.	15,938	999,313
Cigna Corp.	8,486	653,252
Community Health Systems, Inc.	22,904	999,301

	Shares	Value

Health Care—Services (continued)
HCA Holdings, Inc.	58,441	$2,754,909
Humana, Inc.	465	42,850
LifePoint Hospitals, Inc. (i)	29,709	1,534,173
Quest Diagnostics, Inc.	1,241	74,348
UnitedHealth Group, Inc.	16,862	1,151,000
Universal Health Services, Inc. Class B	5,261	423,826
WellPoint, Inc.	15,140	1,283,872

		9,916,844

Home Furnishing 0.3%
Whirlpool Corp.	13,012	1,899,882

Household Products & Wares 0.2%
Avery Dennison Corp.	2,633	124,067
Kimberly-Clark Corp.	11,690	1,262,520

		1,386,587

Insurance 6.0%
ACE, Ltd.	13,486	1,287,104
Aflac, Inc.	19,881	1,291,867
Alleghany Corp. (i)	4,979	2,018,586
Allied World Assurance Co. Holdings, A.G.	3,471	375,875
Allstate Corp. (The)	24,276	1,288,085
American Financial Group, Inc.	316	17,778
American International Group, Inc.	25,005	1,291,508
American National Insurance Co.	4,847	489,886
Aspen Insurance Holdings, Ltd.	34,632	1,350,994
Assurant, Inc.	33,903	1,982,648
Axis Capital Holdings, Ltd.	40,861	1,937,629
Berkshire Hathaway, Inc. Class B (i)	9,912	1,140,673
Chubb Corp. (The)	12,505	1,151,460
CNA Financial Corp.	1,625	65,959
Everest Re Group, Ltd.	13,135	2,019,375
Fidelity National Financial, Inc. Class A	38,747	1,090,728
Genworth Financial, Inc. Class A (i)	161,841	2,351,550
Hartford Financial Services Group, Inc. (The)	2,069	69,725
ING U.S., Inc.	7,695	238,699
Lincoln National Corp.	61,201	2,779,137
Loews Corp.	20,603	995,331
Marsh & McLennan Cos., Inc.	25,464	1,166,251
MetLife, Inc.	20,458	967,868
PartnerRe, Ltd.	21,283	2,132,770
Principal Financial Group, Inc.	13,670	648,778
Protective Life Corp.	34,390	1,584,691
Prudential Financial, Inc.	12,250	997,028
Reinsurance Group of America, Inc.	11,212	798,070
StanCorp Financial Group, Inc.	30,366	1,788,557
Travelers Companies, Inc. (The)	13,391	1,155,643
Unum Group	74,699	2,370,946
W.R. Berkley Corp.	5,362	235,446
XL Group PLC	50,821	1,553,598

		40,634,243

20	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Internet 0.4%
AOL, Inc. (i)	23,764	$861,207
Liberty Interactive Corp. Class A (i)	23,700	638,952
Symantec Corp.	22,931	521,451
Yahoo!, Inc. (i)	30,242	995,869

		3,017,479

Investment Company 0.2%
American Capital Ltd. (i)	101,342	1,419,801

Investment Management/Advisory Services 0.2%
Ameriprise Financial, Inc.	196	19,706
BlackRock, Inc.	3,844	1,156,314
Invesco, Ltd.	662	22,342

		1,198,362

Iron & Steel 0.3%
Nucor Corp.	3,622	187,511
Reliance Steel & Aluminum Co.	15,215	1,115,107
Steel Dynamics, Inc.	32,567	585,229

		1,887,847

Leisure Time 0.2%
Carnival Corp.	30,878	1,069,923
Royal Caribbean Cruises, Ltd.	1,517	63,774

		1,133,697

Lodging 0.3%
MGM Resorts International (i)	111,766	2,128,025

Machinery—Construction & Mining 0.2%
Caterpillar, Inc.	13,274	1,106,521
Terex Corp. (i)	1,750	61,162

		1,167,683

Machinery—Diversified 0.5%
AGCO Corp.	34,447	2,011,016
Cummins, Inc.	9,584	1,217,360

		3,228,376

Media 2.6%
CBS Corp. Class B	17,078	1,009,993
Comcast Corp. Class A	27,803	1,322,867
Gannett Co., Inc.	78,771	2,179,594
John Wiley & Sons, Inc. Class A	14,090	708,586
Liberty Global PLC Class A (i)	14,989	1,174,688
Liberty Media Corp. Class A (i)	10,435	1,595,616
McGraw Hill Financial, Inc.	14,962	1,042,552
News Corp. Class A (i)	77,612	1,365,971
Sirius XM Radio, Inc.	286,617	1,080,546
Thomson Reuters Corp.	33,135	1,244,882
Time Warner, Inc.	16,868	1,159,506
Twenty-First Century Fox, Inc. Class A	29,508	1,005,633

	Shares	Value

Media (continud)
Walt Disney Co. (The)	17,266	$1,184,275
Washington Post Co. (The) Class B	2,829	1,819,952

		17,894,661

Metal Fabricate & Hardware 0.1%
Timken Co.	17,476	922,908

Mining 0.3%
Alcoa, Inc.	74,172	687,574
Freeport-McMoRan Copper & Gold, Inc.	28,977	1,065,195
Newmont Mining Corp.	785	21,399

		1,774,168

Miscellaneous—Manufacturing 1.2%
3M Co.	9,438	1,187,772
Danaher Corp.	16,103	1,160,865
Dover Corp.	5,995	550,281
Eaton Corp. PLC	14,709	1,037,867
General Electric Co.	39,567	1,034,281
Illinois Tool Works, Inc.	14,975	1,179,880
Leggett & Platt, Inc.	17,724	527,112
Parker Hannifin Corp.	2,152	251,182
Pentair, Ltd.	21,138	1,418,149
Trinity Industries, Inc.	1,938	98,121

		8,445,510

Office & Business Equipment 0.7%
Pitney Bowes, Inc.	89,582	1,911,680
Xerox Corp.	267,354	2,657,499

		4,569,179

Oil & Gas 5.1%
Anadarko Petroleum Corp.	13,425	1,279,268
Apache Corp.	14,330	1,272,504
Chesapeake Energy Corp.	113,711	3,179,360
Chevron Corp.	9,689	1,162,292
Cimarex Energy Co.	4,138	435,938
ConocoPhillips	17,810	1,305,473
Denbury Resources, Inc. (i)	85,637	1,626,247
Devon Energy Corp.	20,689	1,307,959
Energen Corp.	7,770	608,546
EOG Resources, Inc.	6,308	1,125,347
Exxon Mobil Corp.	13,242	1,186,748
Helmerich & Payne, Inc.	1,732	134,317
Hess Corp.	15,557	1,263,228
HollyFrontier Corp.	46,949	2,162,471
Marathon Oil Corp.	37,068	1,307,018
Marathon Petroleum Corp.	18,487	1,324,778
Murphy Oil Corp.	19,747	1,191,139
Nabors Industries, Ltd.	117,306	2,050,509
Newfield Exploration Co. (i)	29,555	899,950
Noble Energy, Inc.	11,538	864,542
Occidental Petroleum Corp.	11,795	1,133,264

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Portfolio of Investments October 31, 2013 (continued)

	Shares	Value

Common Stocks (continued)
Oil & Gas (continued)
Patterson-UTI Energy, Inc.	79,718	$1,933,959
Phillips 66	18,263	1,176,685
SandRidge Energy, Inc. (i)	285,261	1,808,555
Ultra Petroleum Corp. (i)	11,987	220,081
Valero Energy Corp.	33,446	1,376,972
Whiting Petroleum Corp. (i)	434	29,030
WPX Energy, Inc. (i)	63,321	1,401,927

		34,768,107

Oil & Gas Services 1.2%
Baker Hughes, Inc.	23,542	1,367,555
MRC Global, Inc. (i)	58,555	1,636,612
National Oilwell Varco, Inc.	12,305	998,920
Oil States International, Inc. (i)	19,634	2,132,841
RPC, Inc.	92,673	1,699,623
Superior Energy Services, Inc. (i)	7,755	208,067

		8,043,618

Packaging & Containers 0.1%
Greif, Inc. Class A	10,485	560,843

Pharmaceuticals 2.6%
Abbott Laboratories	31,091	1,136,376
Bristol-Myers Squibb Co.	26,303	1,381,434
♦Cardinal Health, Inc.	62,582	3,671,060
Eli Lilly & Co.	23,393	1,165,439
Express Scripts Holding Co. (i)	20,511	1,282,348
Johnson & Johnson	12,653	1,171,794
Mallinckrodt PLC (i)	27,312	1,147,377
Merck & Co., Inc.	24,873	1,121,524
Omnicare, Inc.	37,423	2,063,878
Pfizer, Inc.	38,000	1,165,840
Quintiles Transnational Holdings, Inc. (i)	20,715	869,823
VCA Antech, Inc. (i)	61,915	1,761,482

		17,938,375

Pipelines 0.4%
Kinder Morgan, Inc.	28,615	1,010,395
Spectra Energy Corp.	28,631	1,018,405
Williams Cos., Inc. (The)	27,897	996,202

		3,025,002

Real Estate Investment Trusts 4.5%
Alexandria Real Estate Equities, Inc.	2,160	142,085
Apartment Investment & Management Co. Class A	56,297	1,575,190
AvalonBay Communities, Inc.	2,041	255,227
Boston Properties, Inc.	530	54,855
Camden Property Trust	3,313	212,695
CBL & Associates Properties, Inc.	82,167	1,627,728
Corrections Corporation of America	46,947	1,737,039

	Shares	Value

Real Estate Investment Trusts (continued)
Duke Realty Corp.	9,254	$153,339
Equity Lifestyle Properties, Inc.	27,189	1,032,910
Equity Residential	18,299	958,136
General Growth Properties, Inc.	9,964	211,536
HCP, Inc.	41,340	1,715,610
Health Care REIT, Inc.	46,981	3,046,718
Home Properties, Inc.	29,713	1,791,991
Hospitality Properties Trust	64,461	1,893,864
Host Hotels & Resorts, Inc.	155,911	2,892,149
Kilroy Realty Corp.	2,482	131,943
Kimco Realty Corp.	1,636	35,141
Mack-Cali Realty Corp.	42,437	872,505
Mid-America Apartment Communities, Inc.	567	37,649
Piedmont Office Realty Trust, Inc. Class A	25,280	467,174
ProLogis, Inc.	29,366	1,173,172
Public Storage	5,873	980,615
Regency Centers Corp.	570	29,446
Senior Housing Properties Trust	37,582	926,020
Simon Property Group, Inc.	6,399	988,965
SL Green Realty Corp.	21	1,986
Taubman Centers, Inc.	2,673	175,857
UDR, Inc.	9,978	247,554
Ventas, Inc.	39,424	2,572,022
Vornado Realty Trust	32,405	2,885,989

		30,827,110

Retail 2.6%
Ascena Retail Group, Inc. (i)	32,739	647,905
Best Buy Co., Inc.	56,987	2,439,044
Big Lots, Inc. (i)	38,959	1,416,549
CST Brands, Inc.	53,995	1,740,799
CVS Caremark Corp.	19,003	1,183,127
GameStop Corp. Class A	40,373	2,213,248
Guess?, Inc.	46,759	1,461,219
Staples, Inc.	164,461	2,651,111
Target Corp.	20,222	1,310,183
Wal-Mart Stores, Inc.	15,314	1,175,349
Walgreen Co.	22,321	1,322,296
Wendy’s Co. (The)	48,054	417,589

		17,978,419

Savings & Loans 0.4%
First Niagara Financial Group, Inc.	176,481	1,946,586
Washington Federal, Inc.	20,912	476,375

		2,422,961

Semiconductors 1.7%
Broadcom Corp. Class A	48,150	1,286,568
First Solar, Inc. (i)	39,793	2,000,394
Intel Corp.	54,776	1,338,178
Lam Research Corp. (i)	22,760	1,234,275
Marvell Technology Group, Ltd.	140,995	1,691,940

22	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Semiconductors (continued)
Micron Technology, Inc. (i)	192,301	$3,399,881
NVIDIA Corp.	9,132	138,624
Rovi Corp. (i)	7,980	133,745
Skyworks Solutions, Inc. (i)	1,307	33,694

		11,257,299

Software 0.5%
Activision Blizzard, Inc.	131,151	2,182,353
Adobe Systems, Inc. (i)	19,208	1,041,073
CA, Inc.	6,197	196,817

		3,420,243

Telecommunications 2.0%
AT&T, Inc.	33,498	1,212,628
CenturyLink, Inc.	35,121	1,189,197
Cisco Systems, Inc.	56,955	1,281,488
Corning, Inc.	77,290	1,320,886
Frontier Communications Corp.	74,484	328,474
Harris Corp.	34,108	2,113,332
Polycom, Inc. (i)	156,007	1,622,473
Sprint Corp. (i)	181,151	1,219,146
Telephone & Data Systems, Inc.	59,558	1,857,018
United States Cellular Corp.	25,907	1,253,899

		13,398,541

Toys, Games & Hobbies 0.2%
Hasbro, Inc.	24,101	1,244,817

Transportation 0.7%
Con-way, Inc.	16,741	689,729
CSX Corp.	45,111	1,175,593
FedEx Corp.	10,344	1,355,064
Norfolk Southern Corp.	14,513	1,248,408
Ryder System, Inc.	503	33,113

		4,501,907

Trucking & Leasing 0.2%
AMERCO	6,894	1,392,105

Total Common Stocks (Cost $333,508,912)		423,310,915

Exchange Traded Funds 2.0% (j)
♦iShares Intermediate Credit Bond Fund	43,600	4,749,348
♦ S&P 500 Index—SPDR Trust Series 1	26,462	4,650,167
♦S&P Midcap 400 Index—Midcap SPDR Trust Series 1	17,080	4,005,602

Total Exchange Traded Funds (Cost $13,040,795)		13,405,117

	Principal Amount	Value

Short-Term Investments 0.8%
Repurchase Agreements 0.8%
State Street Bank and Trust Co. 0.00%, dated 10/31/13 due 11/1/13 Proceeds at Maturity $2,953,499 (Collateralized by Government Agency Securities with rates between 2.11% and 2.17% and a maturity date of 11/7/22, with a Principal Amount of $3,210,000 and a Market Value of $3,020,833)	$2,953,499	$2,953,499
TD Securities LLC 0.08%, dated 10/31/13 due 11/1/13 Proceeds at Maturity $2,847,006 (Collateralized by United States Treasury Securities with rates between 0.00% and 7.50% and maturity dates between 12/26/13 and 2/15/41, with a Principal Amount of $2,407,300 and a Market Value of $2,904,048)	2,847,000	2,847,000

Total Short-Term Investments (Cost $5,800,499)		5,800,499

Total Investments (Cost $580,255,952) (k)	99.2%	672,704,420
Other Assets, Less Liabilities	0.8	5,268,774
Net Assets	100.0%	$677,973,194

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown is the rate in effect as of October 31, 2013.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Fair valued security—The total market value of these securities as of October 31, 2013, is $12,473,462, which represents 1.8% of the Fund’s net assets.

(d)	Issue in default.

(e)	Illiquid security—The total market value of this security as of October 31, 2013 is $18, which represents less than one-tenth of a percent of the Fund’s net assets.

(f)	Restricted security.

(g)	Step coupon—Rate shown is the rate in effect as of October 31, 2013.

(h)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(i)	Non-income producing security.

(j)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Portfolio of Investments October 31, 2013 (continued)

(k)	As of October 31, 2013, cost is $585,042,542 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$90,450,928
Gross unrealized depreciation	(2,789,050)

Net unrealized appreciation	$87,661,878

The following abbreviation is used in the above portfolio:

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities (b)	$—	$8,819,084	$12,473,444	$21,292,528
Convertible Bond (c)	—	—	18	18
Corporate Bonds	—	98,103,015	—	98,103,015
Foreign Government Bonds	—	3,860,981	—	3,860,981
Mortgage-Backed Securities	—	4,188,895	—	4,188,895
U.S. Government & Federal Agencies	—	102,338,137	—	102,338,137
Yankee Bond	—	404,315	—	404,315

Total Long-Term Bonds	—	217,714,427	12,473,462	230,187,889

Common Stocks	423,310,915	—	—	423,310,915
Exchange Traded Funds	13,405,117	—	—	13,405,117
Short-Term Investments
Repurchase Agreements	—	5,800,499	—	5,800,499

Total Short-Term Investments	—	5,800,499	—	5,800,499

Total Investments in Securities	$436,716,032	$223,514,926	$12,473,462	$672,704,420

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $12,473,444 are held in Other ABS within the Asset-Backed Securities section of the Portfolio of Investments.

(c)	The Level 3 security valued at $18 is held in Internet within the Convertible Bond section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2013, the Fund did not have an transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of October 31, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2013 (a)
Asset-Backed Securities
Other ABS	$—	$250	$—	$(90,142)	$12,563,336	$—	$—	$—	$12,473,444	$(90,142)
Convertible Bond
Internet	18	—	—	—	—	—	—	—	18	—

Total	$18	$250	$—	$(90,142)	$12,563,336	$—	$—	$—	$12,473,462	$(90,142)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

24	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2013

Assets
Investment in securities, at value (identified cost $580,255,952)	$672,704,420
Cash	13,686
Receivables:
Investment securities sold	24,515,754
Dividends and interest	1,500,608
Fund shares sold	615,843
Other assets	29,649

Total assets	699,379,960

Liabilities
Payables:
Investment securities purchased	20,064,806
Fund shares redeemed	453,790
Manager (See Note 3)	400,308
Transfer agent (See Note 3)	212,944
NYLIFE Distributors (See Note 3)	155,439
Shareholder communication	65,664
Professional fees	34,116
Custodian	11,486
Trustees	1,464
Accrued expenses	6,749

Total liabilities	21,406,766

Net assets	$677,973,194

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$199,882
Additional paid-in capital	545,607,191

545,807,073
Accumulated net realized gain (loss) on investments and futures transactions	39,717,653
Net unrealized appreciation (depreciation) on investments	92,448,468

Net assets	$677,973,194

Investor Class
Net assets applicable to outstanding shares	$73,801,374

Shares of beneficial interest outstanding	2,175,391

Net asset value per share outstanding	$33.93
Maximum sales charge (5.50% of offering price)	1.97

Maximum offering price per share outstanding	$35.90

Class A
Net assets applicable to outstanding shares	$185,670,343

Shares of beneficial interest outstanding	5,475,363

Net asset value per share outstanding	$33.91
Maximum sales charge (5.50% of offering price)	1.97

Maximum offering price per share outstanding	$35.88

Class B
Net assets applicable to outstanding shares	$41,748,938

Shares of beneficial interest outstanding	1,234,466

Net asset value and offering price per share outstanding	$33.82

Class C
Net assets applicable to outstanding shares	$65,109,762

Shares of beneficial interest outstanding	1,925,954

Net asset value and offering price per share outstanding	$33.81

Class I
Net assets applicable to outstanding shares	$244,477,139

Shares of beneficial interest outstanding	7,196,006

Net asset value and offering price per share outstanding	$33.97

Class R1
Net assets applicable to outstanding shares	$10,881,450

Shares of beneficial interest outstanding	320,691

Net asset value and offering price per share outstanding	$33.93

Class R2
Net assets applicable to outstanding shares	$53,833,301

Shares of beneficial interest outstanding	1,587,974

Net asset value and offering price per share outstanding	$33.90

Class R3
Net assets applicable to outstanding shares	$2,450,887

Shares of beneficial interest outstanding	72,317

Net asset value and offering price per share outstanding	$33.89

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Statement of Operations for the year ended October 31, 2013

Investment Income (Loss)
Income
Dividends (a)	$9,672,518
Interest	4,265,754

Total income	13,938,272

Expenses
Manager (See Note 3)	4,422,009
Distribution/Service—Investor Class (See Note 3)	170,257
Distribution/Service—Class A (See Note 3)	400,546
Distribution/Service—Class B (See Note 3)	457,709
Distribution/Service—Class C (See Note 3)	579,906
Distribution/Service—Class R2 (See Note 3)	120,867
Distribution/Service—Class R3 (See Note 3)	5,725
Transfer agent (See Note 3)	1,259,633
Registration	110,005
Shareholder communication	92,068
Custodian	72,843
Shareholder service (See Note 3)	59,776
Professional fees	54,761
Trustees	12,982
Miscellaneous	28,920

Total expenses	7,848,007

Net investment income (loss)	6,090,265

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Security transactions	67,316,806
Futures transactions	19,158

Net realized gain (loss) on investments and futures transactions	67,335,964

Net change in unrealized appreciation (depreciation) on investments	45,566,730

Net realized and unrealized gain (loss) on investments and futures transactions	112,902,694

Net increase (decrease) in net assets resulting from operations	$118,992,959

(a)	Dividends recorded net of foreign withholding taxes in the amount of $23,383.

26	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2013 and October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,090,265	$6,057,469
Net realized gain (loss) on investments and futures transactions	67,335,964	22,087,606
Net change in unrealized appreciation (depreciation) on investments	45,566,730	28,801,475

Net increase (decrease) in net assets resulting from operations	118,992,959	56,946,550

Dividends to shareholders:
From net investment income:
Investor Class	(569,070)	(527,396)
Class A	(1,638,858)	(1,484,562)
Class B	(63,741)	(70,889)
Class C	(68,264)	(68,931)
Class I	(3,056,963)	(2,912,254)
Class R1	(120,165)	(239,793)
Class R2	(453,964)	(421,762)
Class R3	(7,538)	(2,042)

Total dividends to shareholders	(5,978,563)	(5,727,629)

Capital share transactions:
Net proceeds from sale of shares	147,158,998	95,025,871
Net asset value of shares issued to shareholders in reinvestment of dividends	5,791,010	5,496,336
Cost of shares redeemed	(176,141,572)	(143,506,971)

Increase (decrease) in net assets derived from capital share transactions	(23,191,564)	(42,984,764)

Net increase (decrease) in net assets	89,822,832	8,234,157

Net Assets
Beginning of year	588,150,362	579,916,205

End of year	$677,973,194	$588,150,362

Undistributed net investment income at end of year	$—	$76,053

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Financial Highlights selected per share data and ratios

	Year ended October 31,
Investor Class	2013		2012		2011		2010	2009
Net asset value at beginning of year	$28.39		$26.05		$24.95		$22.09	$19.41

Net investment income (loss) (a)	0.27		0.26		0.29		0.30	0.22
Net realized and unrealized gain (loss) on investments	5.53		2.32		1.11		2.86	2.71

Total from investment operations	5.80		2.58		1.40		3.16	2.93

Less dividends:
From net investment income	(0.26)		(0.24)		(0.30)		(0.30)	(0.25)

Net asset value at end of year	$33.93		$28.39		$26.05		$24.95	$22.09

Total investment return (b)	20.58%		9.92%		5.62%		14.37%	15.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.86%		0.94%		1.12%		1.28%	1.11%
Net expenses	1.34%		1.39%		1.38%		1.44%	1.48%
Expenses (before waiver/reimbursement)	1.34%		1.39%		1.38%		1.44%	1.53%
Portfolio turnover rate	167	%(c)	209	%(c)	221	%(c)	123%	162%
Net assets at end of year (in 000’s)	$73,801		$61,579		$58,345		$59,469	$54,956

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

	Year ended October 31,
Class A	2013		2012		2011		2010	2009
Net asset value at beginning of year	$28.37		$26.03		$24.94		$22.09	$19.41

Net investment income (loss) (a)	0.32		0.31		0.34		0.35	0.27
Net realized and unrealized gain (loss) on investments	5.54		2.32		1.10		2.84	2.70

Total from investment operations	5.86		2.63		1.44		3.19	2.97

Less dividends:
From net investment income	(0.32)		(0.29)		(0.35)		(0.34)	(0.29)

Net asset value at end of year	$33.91		$28.37		$26.03		$24.94	$22.09

Total investment return (b)	20.78%		10.17%		5.79%		14.54%	15.52%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.04%		1.13%		1.31%		1.47%	1.36%
Net expenses	1.16%		1.20%		1.19%		1.25%	1.27%
Expenses (before waiver/reimbursement)	1.16%		1.20%		1.19%		1.25%	1.31%
Portfolio turnover rate	167	%(c)	209	%(c)	221	%(c)	123%	162%
Net assets at end of year (in 000’s)	$185,670		$140,585		$133,436		$152,963	$154,728

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

28	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2013		2012		2011		2010	2009
Net asset value at beginning of year	$28.30		$25.97		$24.87		$22.02	$19.35

Net investment income (loss) (a)	0.05		0.05		0.10		0.13	0.08
Net realized and unrealized gain (loss) on investments	5.51		2.31		1.10		2.84	2.69

Total from investment operations	5.56		2.36		1.20		2.97	2.77

Less dividends:
From net investment income	(0.04)		(0.03)		(0.10)		(0.12)	(0.10)

Net asset value at end of year	$33.82		$28.30		$25.97		$24.87	$22.02

Total investment return (b)	19.66%		9.11%		4.83%		13.50%	14.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.15%		0.19%		0.37%		0.53%	0.39%
Net expenses	2.10%		2.14%		2.13%		2.19%	2.23%
Expenses (before waiver/reimbursement)	2.10%		2.14%		2.13%		2.19%	2.28%
Portfolio turnover rate	167	%(c)	209	%(c)	221	%(c)	123%	162%
Net assets at end of year (in 000’s)	$41,749		$49,835		$61,438		$70,778	$74,932

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

	Year ended October 31,
Class C	2013		2012		2011		2010	2009
Net asset value at beginning of year	$28.29		$25.96		$24.86		$22.01	$19.34

Net investment income (loss) (a)	0.03		0.05		0.10		0.13	0.08
Net realized and unrealized gain (loss) on investments	5.53		2.31		1.10		2.84	2.69

Total from investment operations	5.56		2.36		1.20		2.97	2.77

Less dividends:
From net investment income	(0.04)		(0.03)		(0.10)		(0.12)	(0.10)

Net asset value at end of year	$33.81		$28.29		$25.96		$24.86	$22.01

Total investment return (b)	19.67%		9.11%		4.83%		13.51%	14.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.11%		0.19%		0.37%		0.53%	0.40%
Net expenses	2.09%		2.14%		2.13%		2.19%	2.23%
Expenses (before waiver/reimbursement)	2.09%		2.14%		2.13%		2.19%	2.28%
Portfolio turnover rate	167	%(c)	209	%(c)	221	%(c)	123%	162%
Net assets at end of year (in 000’s)	$65,110		$52,876		$56,010		$62,892	$66,407

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2013		2012		2011		2010	2009
Net asset value at beginning of year	$28.42		$26.08		$24.99		$22.12	$19.44

Net investment income (loss) (a)	0.41		0.38		0.41		0.41	0.33
Net realized and unrealized gain (loss) on investments	5.54		2.32		1.10		2.86	2.71

Total from investment operations	5.95		2.70		1.51		3.27	3.04

Less dividends:
From net investment income	(0.40)		(0.36)		(0.42)		(0.40)	(0.36)

Net asset value at end of year	$33.97		$28.42		$26.08		$24.99	$22.12

Total investment return (b)	21.07%		10.43%		6.04%		14.90%	15.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.30%		1.38%		1.56%		1.73%	1.65%
Net expenses	0.91%		0.95%		0.94%		1.00%	0.96%
Expenses (before waiver/reimbursement)	0.91%		0.95%		0.94%		1.00%	1.06%
Portfolio turnover rate	167	%(c)	209	%(c)	221	%(c)	123%	162%
Net assets at end of year (in 000’s)	$244,477		$227,707		$208,772		$219,406	$208,393

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

	Year ended October 31,
Class R1	2013		2012		2011		2010	2009
Net asset value at beginning of year	$28.39		$26.05		$24.96		$22.10	$19.42

Net investment income (loss) (a)	0.37		0.35		0.38		0.39	0.30
Net realized and unrealized gain (loss) on investments	5.54		2.32		1.10		2.85	2.72

Total from investment operations	5.91		2.67		1.48		3.24	3.02

Less dividends:
From net investment income	(0.37)		(0.33)		(0.39)		(0.38)	(0.34)

Net asset value at end of year	$33.93		$28.39		$26.05		$24.96	$22.10

Total investment return (b)	20.94%		10.33%		5.94%		14.75%	15.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.20%		1.28%		1.46%		1.64%	1.53%
Net expenses	1.01%		1.05%		1.04%		1.10%	1.06%
Expenses (before reimbursement/waiver)	1.01%		1.05%		1.04%		1.10%	1.16%
Portfolio turnover rate	167	%(c)	209	%(c)	221	%(c)	123%	162%
Net assets at end of year (in 000’s)	$10,881		$9,441		$20,337		$19,660	$31,039

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

30	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2013		2012		2011		2010	2009
Net asset value at beginning of year	$28.37		$26.03		$24.94		$22.08	$19.41

Net investment income (loss) (a)	0.30		0.28		0.31		0.33	0.26
Net realized and unrealized gain (loss) on investments	5.52		2.33		1.10		2.85	2.70

Total from investment operations	5.82		2.61		1.41		3.18	2.96

Less dividends:
From net investment income	(0.29)		(0.27)		(0.32)		(0.32)	(0.29)

Net asset value at end of year	$33.90		$28.37		$26.03		$24.94	$22.08

Total investment return (b)	20.62%		10.06%		5.68%		14.47%	15.45%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.95%		1.03%		1.21%		1.38%	1.30%
Net expenses	1.26%		1.30%		1.29%		1.35%	1.31%
Expenses (before waiver/reimbursement)	1.26%		1.30%		1.29%		1.35%	1.41%
Portfolio turnover rate	167	%(c)	209	%(c)	221	%(c)	123%	162%
Net assets at end of year (in 000’s)	$53,833		$45,799		$41,344		$41,429	$60,425

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

	Year ended October 31,
Class R3	2013		2012		2011		2010	2009
Net asset value at beginning of year	$28.36		$26.03		$24.93		$22.08	$19.41

Net investment income (loss) (a)	0.17		0.21		0.24		0.27	0.20
Net realized and unrealized gain (loss) on investments	5.58		2.32		1.12		2.84	2.71

Total from investment operations	5.75		2.53		1.36		3.11	2.91

Less dividends:
From net investment income	(0.22)		(0.20)		(0.26)		(0.26)	(0.24)

Net asset value at end of year	$33.89		$28.36		$26.03		$24.93	$22.08

Total investment return (b)	20.36%		9.76%		5.47%		14.16%	15.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.54%		0.77%		0.92%		1.12%	0.98%
Net expenses	1.50%		1.55%		1.54%		1.59%	1.56%
Expenses (before waiver/reimbursement)	1.50%		1.55%		1.54%		1.59%	1.65%
Portfolio turnover rate	167	%(c)	209	%(c)	221	%(c)	123%	162%
Net assets at end of year (in 000’s)	$2,451		$329		$234		$168	$88

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-four funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Balanced Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay Balanced Fund, a series of Eclipse Funds (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on May 25, 2012. All information and references to periods prior to May 25, 2012 relate to the Predecessor Fund.

The Fund currently offers eight classes of shares. Class I shares commenced operations on May 1, 1989. Class C shares commenced operations on December 30, 2002. Class A, Class B, Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation measurements under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are estimated within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

32	MainStay Balanced Fund

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring the fair value of investments)

The aggregate value by input level, as of October 31, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be measured using the methodologies described above are valued by methods deemed in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2013, the Fund held securities with a value of $12,473,462 that were fair valued in such a manner.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices.

Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Fund’s Manager, in consultation with the Fund’s Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Fund’s Level 3 securities are outlined in the tables below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

Asset Class	Fair Value at 10/31/13	Valuation Technique	Unobservable Inputs	Range
Asset-Backed Securities (13 positions)	$12,473,444	Market Approach	Offered Quotes	$98.30–$100.06
Convertible Bond (1 position)	18	Income Approach	Estimated Recovery Rate	$0.00–$0.01

	$12,473,462

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Fund’s Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an

mainstayinvestments.com	33

Notes to Financial Statements (continued)

established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, at least quarterly and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by ‘‘marking-to-market’’ such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as ‘‘variation margin.’’ When the

34	MainStay Balanced Fund

futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund. As of October 31, 2013, the fund did not hold any futures contracts.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2013.

(J)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The dollar roll transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(K)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5)

(L)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of October 31, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$19,158	$19,158

Total Realized Gain (Loss)		$19,158	$19,158

mainstayinvestments.com	35

Notes to Financial Statements (continued)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. New York Life Investments is also responsible for the day-to-day portfolio management of the fixed-income portion of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the equity portion of the Fund and is responsible for the day-to-day portfolio management of the equity portion of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $1 billion; 0.65% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.70% for the year ended October 31, 2013.

For the year ended October 31, 2013, New York Life Investments earned fees from the Fund in the amount of $4,422,009.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder Service Fees incurred by the Fund for the year ended October 31, 2013, were as follows:

Class R1	$10,284
Class R2	48,347
Class R3	1,145

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $29,502 and $46,427, respectively, for the year ended October 31, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $3, $2,852, $36,756 and $3,158, respectively, for the year ended October 31, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2013, were as follows:

Investor Class	$228,450
Class A	237,620
Class B	153,986
Class C	194,523
Class I	356,409
Class R1	15,196
Class R2	71,776
Class R3	1,673

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an

36	MainStay Balanced Fund

effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2013, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class R3	$14,835	0.6%

Note 4–Federal Income Tax

As of October 31, 2013, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$13,483,709	$31,020,534	$—	$87,661,878	$132,166,121

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, Real Estate Investment Trusts (REITs), straddle deferral and return of capital distributions received.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2013 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(187,755)	$187,755	$—

The reclassifications for the Fund are primarily due to return of capital distributions from REITs, capital gain distributions from REITs, return of capital distributions received, distribution redesignations and mortgage dollar roll adjustments.

The Fund utilized $21,713,992 of capital loss carryforwards during the year ended October 31, 2013.

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 shown in the Statements of Changes in Net Assets was as follows:

	2013	2012
Distributions paid from: Ordinary Income	$5,978,563	$5,727,629

Note 5–Restricted Security

As of October 31, 2013, the Fund held the following restricted security:

Security	Date of Acquisition	Principal Amount	Cost	10/31/13 Value	Percent of Net Assets
At Home Corp. Convertible Bond 4.75% due 12/15/49	2/27/01	$177,810	$13,325	$18	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon and State Street, who serve as the agents to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 28, 2013, the aggregate commitment amount was $200,000,000 with an optional maximum amount of $250,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2013.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2013, purchases and sales of U.S. government securities were $315,001 and $326,035, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $731,757 and $748,564, respectively.

mainstayinvestments.com	37

Notes to Financial Statements (continued)

Note 9–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2013:
Shares sold	208,426	$6,529,403
Shares issued to shareholders in reinvestment of dividends and distributions	18,448	566,117
Shares redeemed	(272,410)	(8,462,868)

Net increase (decrease) in shares outstanding before conversion	(45,536)	(1,367,348)
Shares converted into Investor Class (See Note 1)	269,835	8,412,135
Shares converted from Investor Class (See Note 1)	(218,310)	(6,923,680)

Net increase (decrease)	5,989	$121,107

Year ended October 31, 2012:
Shares sold	166,653	$4,554,715
Shares issued to shareholders in reinvestment of dividends and distributions	19,287	524,085
Shares redeemed	(298,565)	(8,113,179)

Net increase (decrease) in shares outstanding before conversion	(112,625)	(3,034,379)
Shares converted into Investor Class (See Note 1)	236,299	6,477,189
Shares converted from Investor Class (See Note 1)	(194,364)	(5,374,184)

Net increase (decrease)	(70,690)	$(1,931,374)

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	1,014,440	$32,027,993
Shares issued to shareholders in reinvestment of dividends and distributions	49,847	1,536,626
Shares redeemed	(852,636)	(26,472,486)

Net increase (decrease) in shares outstanding before conversion	211,651	7,092,133
Shares converted into Class A (See Note 1)	334,569	10,546,274
Shares converted from Class A (See Note 1)	(26,076)	(842,245)

Net increase (decrease)	520,144	$16,796,162

Year ended October 31, 2012:
Shares sold	469,433	$12,673,705
Shares issued to shareholders in reinvestment of dividends and distributions	48,773	1,324,376
Shares redeemed	(994,634)	(27,113,827)

Net increase (decrease) in shares outstanding before conversion	(476,428)	(13,115,746)
Shares converted into Class A (See Note 1)	333,932	9,210,487
Shares converted from Class A (See Note 1)	(27,817)	(784,462)

Net increase (decrease)	(170,313)	$(4,689,721)

Class B	Shares	Amount
Year ended October 31, 2013:
Shares sold	175,992	$5,517,270
Shares issued to shareholders in reinvestment of dividends and distributions	2,104	60,121
Shares redeemed	(343,261)	(10,628,908)

Net increase (decrease) in shares outstanding before conversion	(165,165)	(5,051,517)
Shares converted from Class B (See Note 1)	(361,110)	(11,192,484)

Net increase (decrease)	(526,275)	$(16,244,001)

Year ended October 31, 2012:
Shares sold	146,594	$3,990,432
Shares issued to shareholders in reinvestment of dividends and distributions	2,460	65,968
Shares redeemed	(405,093)	(11,026,553)
Net increase (decrease) in shares outstanding before conversion	(256,039)	(6,970,153)
Shares converted from Class B (See Note 1)	(349,231)	(9,529,030)

Net increase (decrease)	(605,270)	$(16,499,183)

Class C	Shares	Amount
Year ended October 31, 2013:
Shares sold	300,371	$9,510,731
Shares issued to shareholders in reinvestment of dividends and distributions	1,860	53,161
Shares redeemed	(245,236)	(7,608,811)

Net increase (decrease)	56,995	$1,955,081

Year ended October 31, 2012:
Shares sold	131,804	$3,554,420
Shares issued to shareholders in reinvestment of dividends and distributions	1,882	50,628
Shares redeemed	(422,482)	(11,458,860)

Net increase (decrease)	(288,796)	$(7,853,812)

Class I	Shares	Amount
Year ended October 31, 2013:
Shares sold	2,284,335	$72,117,230
Shares issued to shareholders in reinvestment of dividends and distributions	97,294	2,994,694
Shares redeemed	(3,196,924)	(101,954,134)

Net increase (decrease)	(815,295)	$(26,842,210)

Year ended October 31, 2012:
Shares sold	1,944,571	$52,919,851
Shares issued to shareholders in reinvestment of dividends and distributions	105,376	2,868,172
Shares redeemed	(2,043,396)	(55,923,252)

Net increase (decrease)	6,551	$(135,229)

38	MainStay Balanced Fund

Class R1	Shares	Amount
Year ended October 31, 2013:
Shares sold	41,989	$1,317,447
Shares issued to shareholders in reinvestment of dividends and distributions	3,905	120,165
Shares redeemed	(57,776)	(1,824,144)

Net increase (decrease)	(11,882)	$(386,532)

Year ended October 31, 2012:
Shares sold	105,023	$2,851,417
Shares issued to shareholders in reinvestment of dividends and distributions	8,834	239,793
Shares redeemed	(561,950)	(15,729,644)

Net increase (decrease)	(448,093)	$(12,638,434)

Class R2	Shares	Amount
Year ended October 31, 2013:
Shares sold	576,282	$18,020,425
Shares issued to shareholders in reinvestment of dividends and distributions	14,760	452,588
Shares redeemed	(617,662)	(18,948,959)

Net increase (decrease)	(26,620)	$(475,946)

Year ended October 31, 2012:
Shares sold	532,144	$14,402,342
Shares issued to shareholders in reinvestment of dividends and distributions	15,503	421,272
Shares redeemed	(521,495)	(14,131,873)

Net increase (decrease)	26,152	$691,741

Class R3	Shares	Amount
Year ended October 31, 2013:
Shares sold	68,182	$2,118,499
Shares issued to shareholders in reinvestment of dividends and distributions	238	7,538
Shares redeemed	(7,700)	(241,262)

Net increase (decrease)	60,720	$1,884,775

Year ended October 31, 2012:
Shares sold	2,875	$78,989
Shares issued to shareholders in reinvestment of dividends and distributions	75	2,042
Shares redeemed	(351)	(9,783)

Net increase (decrease)	2,599	$71,248

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2013, events and transactions subsequent to October 31, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	39

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Balanced Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Balanced Fund of MainStay Funds Trust as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 20, 2013

40	MainStay Balanced Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2013, the Fund designated approximately $2,519,568 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2013, should be multiplied by 38.8% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2014, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2013. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2013.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	41

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008***.	Chief Investment Officer, New York Life Insurance Company (since 2011); President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC (since 2008); Member of the Board, MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, and Cornerstone Capital Management Holdings LLC (fka Madison Square Investors LLC) (since 2008); Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012); Member of the Board of Private Advisors, L.L.C.(since 2010); Member of the Board of MCF Capital Management LLC (since 2012); and President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	79

MainStay VP Funds Trust:
Trustee since 2008
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

42	MainStay Balanced Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990***.	President; Strategic Management Advisors LLC (since 1990)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (50 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011; Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios); State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002***.	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	79

MainStay VP Funds Trust:
Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Managing Director, ICC Capital Management; President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	79

MainStay VP Funds Trust: Trustee
since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

mainstayinvestments.com	43

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009.	Visiting Professor, University of California—San Diego (since 2012); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School Business, University of Chicago (since 2008)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	79

MainStay VP Funds Trust:
Trustee since 1997
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (25 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

44	MainStay Balanced Fund

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.*

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance, New York Life Investment Management LLC (since 2009); Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2009)**; Assistant Secretary, MainStay Funds (2006 to 2008) and MainStay VP Series Fund, Inc. (2005 to 2008)**
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (2006 to 2012); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

mainstayinvestments.com	45

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-31991 MS322-13	MSBL11-12/13 NL0B7

MainStay U.S. Small Cap Fund

Message from the President and Annual Report

October 31, 2013

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Message from the President

With a few notable exceptions, major stock markets around the world tended to advance strongly during the 12 months ended October 31, 2013. According to Russell data, many U.S. stock indexes rose more than 25%, and some exceeded 30%. In the United States, growth stocks tended to outperform value stocks, but the differences were slight among large-capitalization issues.

European stocks were generally strong, with some regional variations. The market seemed convinced that the European Union would remain intact and that economic recovery would be possible, even in troubled peripheral nations. Japanese stocks advanced as the yen weakened and monetary and fiscal stimulus plans went into effect. Slowing growth prospects for China, however, led to weaker stock-market performance for that nation and its major suppliers, including Peru, Chile and Indonesia.

In the United States, stocks were buoyed by steady progress in corporate earnings and general improvements in profits. Stock prices occasionally faltered as politicians debated the so-called fiscal cliff, imposed a government shutdown and wrangled over debt limits. But stocks quickly recovered when agreements were reached and the government shutdown ended.

The Federal Reserve maintained the federal funds target rate in a range near zero, which drew money into stocks. When the Federal Reserve suggested that it might begin to gradually taper its security purchases, however, U.S. Treasury yields rose sharply. Stocks that tend to serve as a proxy for yield, including real estate investment trusts (REITs) and utilities, sold off. In September, the Federal Reserve noted that economic conditions did not yet warrant the anticipated tapering, and the announcement helped calm investor concerns.

Rising interest rates left many bond investors in negative territory for the 12 months ended October 31, 2013. (Bond prices tend to fall as interest rates rise and tend to rise as interest rates fall.) As an asset class, U.S. Treasury securities generally provided negative total returns, as did many high-grade bonds. Searching for additional yield, many fixed-income investors took on the higher risk of high-yield bonds, which advanced during the reporting period. Others moved into convertible bonds, which generally benefited from the rising stock market.

Through all of these market changes, the portfolio managers of MainStay Funds focused on the investment objectives of their respective Funds and on the available investment strategies. Our portfolio managers used disciplined investment techniques, seeking to achieve long-term results consistent with their mandate.

Whether the markets go up or down, we believe that shareholders do well to maintain a long-term, wide-range perspective. With appropriate diversification, negative results in one asset class may be balanced by positive results in others. While some investors find volatility troublesome, experienced investors know that without it, market opportunities would be limited.

The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2013. While past performance is no guarantee of future results, we encourage you to get invested, stay invested and add to your investments whenever you can.

We thank you for choosing MainStay Funds, and we look forward to strengthening our relationship over time.

Sincerely,

Stephen P. Fisher

President

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2013

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	28.67 36.16%	17.71 19.05%	7.97 8.58%	1.69 1.69%
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	29.08 36.59	17.98 19.32	8.10 8.72	1.39 1.39
Class B Shares[4]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	30.15 35.15	17.95 18.15	7.76 7.76	2.44 2.44
Class C Shares[5]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	34.18 35.18	18.16 18.16	7.76 7.76	2.44 2.44
Class I Shares	No Sales Charges		36.99	19.67	9.11	1.14
Class R1 Shares[6]	No Sales Charge		36.82	19.55	9.00	1.27
Class R2 Shares[6]	No Sales Charge		36.50	19.25	8.73	1.52

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class A and B shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class A and Class B shares would likely have been different.
5.	Performance figures for Class C shares, first offered on January 2, 2004, include the historical performance of L Class shares (which were redesignated as Class C shares on January 2, 2004) from December 30, 2002, through January 1, 2004, and the historical performance of Class I shares through December 29, 2002, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class C shares would likely have been different.
6.	Performance figures for Class R1 and Class R2 shares, first offered on July 31, 2012, include the historical performance of Class I shares through July 30, 2012. The performance for newer share classes is adjusted for differences in fees and expenses. Unadjusted, the performance shown for the newer classes would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Ten Years
Russell 2500TM Index[7]	35.41%	19.04%	9.89%
Average Lipper Small-Cap Core Fund[8]	34.76	17.45	9.16

7.

The Russell 2500TM Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500TM Index is subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500TM Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.	The average Lipper small-cap core fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity small-cap ceiling. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have average characteristics compared to the S&P SmallCap 600 Index. This average is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay U.S. Small Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay U.S. Small Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2013, to October 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2013, to October 31, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/13	Ending Account Value (Based on Actual Returns and Expenses) 10/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,154.60	$8.47	$1,017.30	$7.93

Class A Shares	$1,000.00	$1,156.30	$6.85	$1,018.90	$6.41

Class B Shares	$1,000.00	$1,150.50	$12.52	$1,013.60	$11.72

Class C Shares	$1,000.00	$1,150.00	$12.52	$1,013.60	$11.72

Class I Shares	$1,000.00	$1,157.90	$5.49	$1,020.10	$5.14

Class R1 Shares	$1,000.00	$1,157.50	$6.04	$1,019.60	$5.65

Class R2 Shares	$1,000.00	$1,155.90	$7.39	$1,018.30	$6.92

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.56% for Investor Class, 1.26% for Class A, 2.31% for Class B and Class C, 1.01% for Class I, 1.11% for Class R1 and 1.36% for Class R2) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of October 31, 2013 (Unaudited)

Commercial Banks	9.1%
Health Care Equipment & Supplies	8.2
Machinery	8.1
Specialty Retail	6.7
Health Care Providers & Services	4.4
Hotels, Restaurants & Leisure	4.3
Chemicals	3.7
Electric Utilities	3.4
Textiles, Apparel & Luxury Goods	3.3
Building Products	3.0
Semiconductors & Semiconductor Equipment	3.0
IT Services	2.9
Thrifts & Mortgage Finance	2.9
Aerospace & Defense	2.8
Exchange Traded Fund	2.5
Capital Markets	2.3
Road & Rail	2.3
Electronic Equipment & Instruments	2.2
Communications Equipment	1.6
Paper & Forest Products	1.6
Commercial Services & Supplies	1.5
Food & Staples Retailing	1.5

Multi-Utilities	1.5%
Auto Components	1.4
Containers & Packaging	1.4
Pharmaceuticals	1.4
Biotechnology	1.3
Energy Equipment & Services	1.2
Software	1.2
Diversified Consumer Services	1.1
Food Products	1.1
Diversified Telecommunication Services	1.0
Household Durables	0.9
Real Estate Investment Trusts	0.9
Trading Companies & Distributors	0.8
Diversified Financial Services	0.7
Professional Services	0.6
Computers & Peripherals	0.5
Construction Materials	0.5
Metals & Mining	0.1
Short-Term Investment	1.2
Other Assets, Less Liabilities	–0.1

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2013 (excluding short-term investment) (Unaudited)

1.	iShares Russell 2000 Value Index Fund

2.	Iconix Brand Group, Inc.

3.	Mueller Industries, Inc.

4.	Brinker International, Inc.

5.	WellCare Health Plans, Inc.
6.	BankUnited, Inc.

7.	Integra LifeSciences Holdings Corp.

8.	Investors Bancorp, Inc.

9.	Armstrong World Industries, Inc.

10.	Harmonic, Inc.

8	MainStay U.S. Small Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers David Pearl, Michael Welhoelter, CFA, and Janet K. Navon of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay U.S. Small Cap Fund perform relative to its benchmark and peers for the 12 months ended October 31, 2013?

Excluding all sales charges, MainStay U.S. Small Cap Fund returned 36.16% for Investor Class shares, 36.59% for Class A shares, 35.15% for Class B shares and 35.18% for Class C shares for the 12 months ended October 31, 2013. Over the same period, Class I shares returned 36.99%, Class R1 shares returned 36.82% and Class R2 shares returned 36.50%. For the 12 months ended October 31, 2013, Investor Class, Class A, Class I, Class R1 and Class R2 shares outperformed—and Class B and Class C shares underperformed—the 35.41% return of the Russell 2500™ Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes outperformed the 34.76% return of the average Lipper2 small-cap core fund. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Stock selection was strong during the reporting period, with the largest positive contributions coming from the financials and materials sectors. (Contributions take weightings and total returns into account.) The Fund’s cash position was a significant detractor in a fast-rising equity market.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Financials, materials and consumer discretionary made the strongest positive sector contributions to the Fund’s performance relative to the Russell 2500™ Index. Stock selection was the primary reason in each case, but having an underweight position in financials and an overweight position in consumer discretionary and materials also helped.

The information technology, industrials and utilities sectors were the biggest detractors from the Fund’s performance relative to the Russell 2500™ Index, primarily because of stock selection.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the stocks that made the strongest positive contributions to the Fund’s absolute performance were biopharmaceutical company Alkermes, brand management company Iconix and specialty apparel company Express. Alkermes continued to generate strong financial results driven by growth in its five key drug products, higher cash flow generation and a robust clinical pipeline. Iconix and Express both reported strong results during the reporting period. Iconix was bolstered by top-line growth, and Express by significant same-store sales increases. Both companies also raised their guidance for 2013.

Among the stocks that detracted the most from the Fund’s absolute performance during the reporting period were industrial machinery distributor Titan Machinery, semiconductor company Volterra Semiconductor and audio technology company DTS. Titan Machinery’s net income declined as its operating expenses climbed during the reporting period. The company also lowered its fiscal 2014 earnings and revenue forecasts because of pricing pressures in both the agricultural and construction equipment markets. Volterra Semiconductor missed consensus estimates on revenues and earnings per share. The stock price of DTS slumped after the company missed estimates on revenues and beat earnings-per-share expectations early in the reporting period.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund added a position in Euronet Worldwide, which provides payment and transaction processing and distribution solutions to financial institutions, retailers, service providers, and individual consumers. The company benefits from operating a highly scalable processing network. Managing rather than owning ATM networks provides competitive cost advantages and requires lower capital expenditures. Growth in revenue and economies of scale have increased the company’s ability to generate free cash flow. The Fund also initiated a position in Huntington Bancshares, one of the Midwest’s largest banks, with approximately 700 branches and 1,300 automated teller machines in Ohio, Michigan, Pennsylvania, Indiana, West Virginia, and Kentucky. The company is improving its capital position, which has allowed it to increase dividend payments and share repurchases. The Fund also invested in Kapstone Paper & Packaging, one of the fastest growing companies in the paper products industry. We believe that company operations and results should benefit from an improving industry pricing environment.

We sold the Fund’s position in Flowers Foods, which was approaching our price target, on concerns that the company would either issue equity or increase debt to acquire all or part of Hostess Brands. We exited the Fund’s positions in Ingredion and Arthur J. Gallagher because of market cap appreciation.

How did the Fund’s sector weightings change during the reporting period?

We increased the Fund’s exposure to the financials, materials and health care sectors during the reporting period. Despite the allocation increase, financials remained the Fund’s most substantially underweight sector. We reduced the Fund’s exposure to the consumer staples and information technology sectors.

1.	See footnote on page 6 for more information on the Russell 2500™ Index.
2.	See footnote on page 6 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	9

The decreased allocation in information technology brought the sector from a slightly overweight position relative to the Russell 2500™ Index to a moderately underweight position. These moves were the result of stock-specific decisions and did not reflect top-down predictions for individual sectors.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2013, the Fund held overweight positions relative to the Russell 2500™ Index in the health care, industrials and consumer discretionary sectors. As of the same date, the Fund held underweight positions relative to the Russell 2500™ Index in the financials and information technology sectors.

10	MainStay U.S. Small Cap Fund

Portfolio of Investments October 31, 2013

	Shares	Value

Common Stocks 96.4%†
Aerospace & Defense 2.8%
Curtiss-Wright Corp.	170,050	$8,465,089
Hexcel Corp. (a)	182,580	7,724,960

		16,190,049

Auto Components 1.4%
Dana Holding Corp.	132,700	2,600,920
Visteon Corp. (a)	73,500	5,666,115

		8,267,035

Biotechnology 1.3%
Alkermes PLC (a)	208,855	7,349,607

Building Products 3.0%
♦Armstrong World Industries, Inc. (a)	178,630	9,544,201
Simpson Manufacturing Co., Inc.	217,540	7,711,793

		17,255,994

Capital Markets 2.3%
Diamond Hill Investment Group, Inc.	54,250	5,982,148
Waddell & Reed Financial, Inc. Class A	117,350	7,246,362

		13,228,510

Chemicals 3.7%
Chemtura Corp. (a)	305,800	7,492,100
Flotek Industries, Inc. (a)	325,060	6,949,783
Innophos Holdings, Inc.	142,050	7,119,546

		21,561,429

Commercial Banks 9.1%
Bank of Hawaii Corp.	144,300	8,366,514
♦BankUnited, Inc.	320,780	9,870,401
CVB Financial Corp.	420,337	6,111,700
♦Investors Bancorp, Inc.	407,452	9,660,687
Sterling Financial Corp.	198,650	5,752,904
Texas Capital Bancshares, Inc. (a)	82,450	4,291,523
ViewPoint Financial Group, Inc.	406,550	8,866,855

		52,920,584

Commercial Services & Supplies 1.5%
Herman Miller, Inc.	290,130	8,802,544

Communications Equipment 1.6%
♦Harmonic, Inc. (a)	1,290,785	9,435,638

Computers & Peripherals 0.5%
Diebold, Inc.	103,415	3,098,313

Construction Materials 0.5%
United States Lime & Minerals, Inc. (a)	49,650	2,758,554

	Shares	Value

Containers & Packaging 1.4%
Silgan Holdings, Inc.	176,810	$7,968,827

Diversified Consumer Services 1.1%
Service Corp. International	351,400	6,328,714

Diversified Financial Services 0.7%
CBOE Holdings, Inc.	85,180	4,131,230

Diversified Telecommunication Services 1.0%
Lumos Networks Corp.	254,925	5,610,899

Electric Utilities 3.4%
Cleco Corp.	155,003	7,182,839
Great Plains Energy, Inc.	307,300	7,203,112
Westar Energy, Inc.	179,550	5,675,576

		20,061,527

Electronic Equipment & Instruments 2.2%
National Instruments Corp.	219,984	6,390,535
OSI Systems, Inc. (a)	84,830	6,179,017

		12,569,552

Energy Equipment & Services 1.2%
Dril-Quip, Inc. (a)	59,750	7,015,845

Food & Staples Retailing 1.5%
Spartan Stores, Inc.	360,893	8,491,812

Food Products 1.1%
TreeHouse Foods, Inc. (a)	90,100	6,600,726

Health Care Equipment & Supplies 8.2%
Alere, Inc. (a)	103,250	3,482,623
Greatbatch, Inc. (a)	89,150	3,398,398
Haemonetics Corp. (a)	168,500	6,834,360
♦Integra LifeSciences Holdings Corp. (a)	215,400	9,861,012
Sirona Dental Systems, Inc. (a)	96,488	6,971,258
Teleflex, Inc.	95,200	8,775,536
Wright Medical Group, Inc. (a)	311,867	8,473,426

		47,796,613

Health Care Providers & Services 4.4%
Bio-Reference Laboratories, Inc. (a)	265,025	8,589,460
U.S. Physical Therapy, Inc.	192,065	6,130,715
♦WellCare Health Plans, Inc. (a)	165,150	11,012,202

		25,732,377

Hotels, Restaurants & Leisure 4.3%
♦Brinker International, Inc.	250,890	11,144,534

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments October 31, 2013 (continued)

	Shares	Value

Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
Life Time Fitness, Inc. (a)	164,820	$7,486,124
Monarch Casino & Resort, Inc. (a)	384,346	6,499,291

		25,129,949

Household Durables 0.9%
M/I Homes, Inc. (a)	259,810	5,318,311

IT Services 2.9%
Euronet Worldwide, Inc. (a)	135,730	5,890,682
Forrester Research, Inc.	194,562	7,550,951
NeuStar, Inc. Class A (a)	72,950	3,349,864

		16,791,497

Machinery 8.1%
Actuant Corp. Class A	77,500	2,910,900
Harsco Corp.	288,900	8,054,532
Kennametal, Inc.	89,789	4,130,294
♦Mueller Industries, Inc.	192,700	11,617,883
Mueller Water Products, Inc. Class A	790,750	6,776,728
Wabtec Corp.	68,302	4,452,607
Woodward, Inc.	231,600	9,284,844

		47,227,788

Metals & Mining 0.1%
Haynes International, Inc.	8,287	446,669

Multi-Utilities 1.5%
Vectren Corp.	248,500	8,677,620

Paper & Forest Products 1.6%
KapStone Paper and Packaging Corp.	179,230	9,312,791

Pharmaceuticals 1.4%
Endo Health Solutions, Inc. (a)	191,750	8,385,228

Professional Services 0.6%
Resources Connection, Inc.	256,450	3,272,302

Real Estate Investment Trusts 0.9%
Tanger Factory Outlet Centers, Inc.	144,000	5,018,400

Road & Rail 2.3%
Con-way, Inc.	139,400	5,743,280
Genesee & Wyoming, Inc. Class A (a)	78,740	7,861,402

		13,604,682

Semiconductors & Semiconductor Equipment 3.0%
Cypress Semiconductor Corp. (a)	682,446	6,333,099
Teradyne, Inc. (a)	336,140	5,879,089
Veeco Instruments, Inc. (a)	178,040	5,200,548

		17,412,736

	Shares	Value

Software 1.2%
Rovi Corp. (a)	429,345	$7,195,822

Specialty Retail 6.7%
American Eagle Outfitters, Inc.	451,290	6,990,482
Big 5 Sporting Goods Corp.	437,050	8,264,615
CST Brands, Inc.	215,400	6,944,496
Express, Inc. (a)	354,500	8,227,945
JoS. A. Bank Clothiers, Inc. (a)	181,068	8,687,643

		39,115,181

Textiles, Apparel & Luxury Goods 3.3%
G-III Apparel Group, Ltd. (a)	50,880	2,885,914
♦Iconix Brand Group, Inc. (a)	327,850	11,832,106
Perry Ellis International, Inc.	248,500	4,723,985

		19,442,005

Thrifts & Mortgage Finance 2.9%
Brookline Bancorp, Inc.	768,700	6,818,369
Capitol Federal Financial, Inc.	572,050	7,247,873
Trustco Bank Corp.	455,580	3,061,498

		17,127,740

Trading Companies & Distributors 0.8%
Titan Machinery, Inc. (a)	275,770	4,864,583

Total Common Stocks (Cost $430,450,969)		561,519,683

Exchange Traded Fund 2.5% (b)
♦iShares Russell 2000 Value Index Fund	152,870	14,458,445

Total Exchange Traded Fund (Cost $12,175,679)		14,458,445

	Principal Amount
Short-Term Investment 1.2%
Repurchase Agreement 1.2%
State Street Bank and Trust Co. 0.00%, dated 10/31/13 due 11/1/13 Proceeds at Maturity $6,820,905 (Collateralized by Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 11/7/22, with a Principal Amount of $7,370,000 and a Market Value of $6,960,287)	$6,820,905	6,820,905

Total Short-Term Investment (Cost $6,820,905)		6,820,905

Total Investments (Cost $449,447,553) (c)	100.1%	582,799,033
Other Assets, Less Liabilities	(0.1)	(568,917)
Net Assets	100.0%	$582,230,116

12	MainStay U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)	Non-income producing security.
(b)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.
(c)	As of October 31, 2013, cost is $450,177,214 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$140,288,565
Gross unrealized depreciation	(7,666,746)

Net unrealized appreciation	$132,621,819

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$561,519,683	$—	$—	$561,519,683
Exchange Traded Fund	14,458,445	—	—	14,458,445
Short-Term Investment
Repurchase Agreement	—	6,820,905	—	6,820,905

Total Investments in Securities	$575,978,128	$6,820,905	$—	$582,799,033

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Assets and Liabilities as of October 31, 2013

Assets
Investment in securities, at value (identified cost $449,447,553)	$582,799,033
Receivables:
Investment securities sold	3,552,770
Fund shares sold	760,197
Dividends and interest	247,484
Other assets	28,232

Total assets	587,387,716

Liabilities
Payables:
Investment securities purchased	4,123,302
Manager (See Note 3)	410,700
Fund shares redeemed	278,406
Transfer agent (See Note 3)	168,265
NYLIFE Distributors (See Note 3)	88,863
Shareholder communication	53,218
Professional fees	21,626
Custodian	2,422
Trustees	1,191
Accrued expenses	9,607

Total liabilities	5,157,600

Net assets	$582,230,116

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$24,503
Additional paid-in capital	599,316,250

599,340,753
Distributions in excess of net investment loss	(1,421,746)
Accumulated net realized gain (loss) on investments	(149,040,371)
Net unrealized appreciation (depreciation) on investments	133,351,480

Net assets	$582,230,116

Investor Class
Net assets applicable to outstanding shares	$85,661,785

Shares of beneficial interest outstanding	3,641,875

Net asset value per share outstanding	$23.52
Maximum sales charge (5.50% of offering price)	1.37

Maximum offering price per share outstanding	$24.89

Class A
Net assets applicable to outstanding shares	$129,496,123

Shares of beneficial interest outstanding	5,470,826

Net asset value per share outstanding	$23.67
Maximum sales charge (5.50% of offering price)	1.38

Maximum offering price per share outstanding	$25.05

Class B
Net assets applicable to outstanding shares	$30,878,796

Shares of beneficial interest outstanding	1,407,510

Net asset value and offering price per share outstanding	$21.94

Class C
Net assets applicable to outstanding shares	$21,322,675

Shares of beneficial interest outstanding	972,114

Net asset value and offering price per share outstanding	$21.93

Class I
Net assets applicable to outstanding shares	$314,780,694

Shares of beneficial interest outstanding	13,007,379

Net asset value and offering price per share outstanding	$24.20

Class R1
Net assets applicable to outstanding shares	$54,524

Shares of beneficial interest outstanding	2,255

Net asset value and offering price per share outstanding	$24.18

Class R2
Net assets applicable to outstanding shares	$35,519

Shares of beneficial interest outstanding	1,502

Net asset value and offering price per share outstanding	$23.65

14	MainStay U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2013

Investment Income (Loss)
Income
Dividends (a)	$5,464,195
Interest	862

Total income	5,465,057

Expenses
Manager (See Note 3)	3,859,638
Transfer agent (See Note 3)	964,653
Distribution/Service—Investor Class (See Note 3)	194,003
Distribution/Service—Class A (See Note 3)	260,636
Distribution/Service—Class B (See Note 3)	305,134
Distribution/Service—Class C (See Note 3)	184,689
Distribution/Service—Class R2 (See Note 3)	77
Shareholder communication	106,258
Registration	103,330
Professional fees	49,677
Custodian	12,590
Trustees	9,551
Shareholder service (See Note 3)	67
Miscellaneous	26,015

Total expenses	6,076,318

Net investment income (loss)	(611,261)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	57,468,184
Net change in unrealized appreciation (depreciation) on investments	81,421,939

Net realized and unrealized gain (loss) on investments	138,890,123

Net increase (decrease) in net assets resulting from operations	$138,278,862

(a)	Dividends recorded net of foreign withholding taxes in the amount of $10,033.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statements of Changes in Net Assets

for the years ended October 31, 2013 and October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(611,261)	$882,660
Net realized gain (loss) on investments	57,468,184	12,987,175
Net change in unrealized appreciation (depreciation) on investments	81,421,939	13,966,121

Net increase (decrease) in net assets resulting from operations	138,278,862	27,835,956

Dividends to shareholders:
From net investment income:
Investor Class	(66,939)	—
Class A	(246,233)	—
Class B	(29,746)	—
Class C	(16,528)	—
Class I	(914,424)	—
Class R1	(134)	—
Class R2	(68)	—

Total dividends to shareholders	(1,274,072)	—

Capital share transactions:
Net proceeds from sale of shares	148,864,604	68,725,440
Net asset value of shares issued to shareholders in reinvestment of dividends	1,228,134	—
Cost of shares redeemed	(68,786,053)	(118,263,493)

Increase (decrease) in net assets derived from capital share transactions	81,306,685	(49,538,053)

Net increase (decrease) in net assets	218,311,475	(21,702,097)

Net Assets
Beginning of year	363,918,641	385,620,738

End of year	$582,230,116	$363,918,641

Undistributed (distributions in excess of) net investment income at end of year	$(1,421,746)	$882,692

16	MainStay U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Investor Class	2013	2012		2011	2010	2009
Net asset value at beginning of year	$17.29	$16.17		$15.35	$12.52	$10.14

Net investment income (loss) (a)	(0.08)	(0.00	)‡	0.03	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	6.33	1.12		0.82	2.86	2.63

Total from investment operations	6.25	1.12		0.85	2.83	2.60

Less dividends:
From net investment income	(0.02)	—		(0.03)	—	(0.22)

Net asset value at end of year	$23.52	$17.29		$16.17	$15.35	$12.52

Total investment return (b)	36.16%	6.93%		5.55%	22.60%	26.91%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.38%)	(0.00	%)(c)	0.17%	(0.20%)	(0.28%)
Net expenses	1.60%	1.68%		1.63%	1.63%	1.66%
Expenses (before waiver/reimbursement)	1.60%	1.68%		1.66%	1.81%	2.02%
Portfolio turnover rate	38%	32%		45%	49%	218%
Net assets at end of year (in 000’s)	$85,662	$67,818		$68,152	$67,217	$25,832

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Less than one-hundredth of a percent.

	Year ended October 31,
Class A	2013	2012	2011	2010	2009
Net asset value at beginning of year	$17.38	$16.21	$15.36	$12.51	$10.14

Net investment income (loss) (a)	(0.02)	0.06	0.07	(0.00)‡	0.00 ‡
Net realized and unrealized gain (loss) on investments	6.36	1.11	0.83	2.85	2.61

Total from investment operations	6.34	1.17	0.90	2.85	2.61

Less dividends:
From net investment income	(0.05)	—	(0.05)	—	(0.24)

Net asset value at end of year	$23.67	$17.38	$16.21	$15.36	$12.51

Total investment return (b)	36.59%	7.22%	5.86%	22.78%	27.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.10%)	0.32%	0.43%	(0.02%)	0.01%
Net expenses	1.30%	1.38%	1.36%	1.48%	1.54%
Expenses (before waiver/reimbursement)	1.30%	1.38%	1.36%	1.48%	1.92%
Portfolio turnover rate	38%	32%	45%	49%	218%
Net assets at end of year (in 000’s)	$129,496	$83,047	$89,115	$97,707	$66,905

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2013	2012	2011	2010	2009
Net asset value at beginning of year	$16.25	$15.32	$14.62	$12.02	$9.70

Net investment income (loss) (a)	(0.21)	(0.12)	(0.09)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	5.92	1.05	0.79	2.72	2.54

Total from investment operations	5.71	0.93	0.70	2.60	2.45

Less dividends:
From net investment income	(0.02)	—	(0.00)‡	—	(0.13)

Net asset value at end of year	$21.94	$16.25	$15.32	$14.62	$12.02

Total investment return (b)	35.15%	6.07%	4.81%	21.63%	25.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.11%)	(0.73%)	(0.57%)	(0.93%)	(0.95%)
Net expenses	2.35%	2.43%	2.38%	2.38%	2.38%
Expenses (before waiver/reimbursement)	2.35%	2.43%	2.41%	2.56%	2.78%
Portfolio turnover rate	38%	32%	45%	49%	218%
Net assets at end of year (in 000’s)	$30,879	$29,832	$37,309	$43,744	$23,354

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class C	2013	2012	2011	2010	2009
Net asset value at beginning of year	$16.24	$15.31	$14.62	$12.01	$9.70

Net investment income (loss) (a)	(0.22)	(0.12)	(0.09)	(0.12)	(0.08)
Net realized and unrealized gain (loss) on investments	5.93	1.05	0.78	2.73	2.53

Total from investment operations	5.71	0.93	0.69	2.61	2.45

Less dividends:
From net investment income	(0.02)	—	(0.00)‡	—	(0.14)

Net asset value at end of year	$21.93	$16.24	$15.31	$14.62	$12.01

Total investment return (b)	35.18%	6.07%	4.74%	21.73%	26.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.13%)	(0.74%)	(0.57%)	(0.91%)	(0.83%)
Net expenses	2.35%	2.43%	2.38%	2.38%	2.39%
Expenses (before waiver/reimbursement)	2.35%	2.43%	2.41%	2.56%	2.81%
Portfolio turnover rate	38%	32%	45%	49%	218%
Net assets at end of year (in 000’s)	$21,323	$16,036	$17,589	$19,944	$17,048

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

18	MainStay U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2013	2012	2011	2010	2009
Net asset value at beginning of year	$17.76	$16.53	$15.67	$12.72	$10.34

Net investment income (loss) (a)	0.03	0.10	0.10	0.04	0.04
Net realized and unrealized gain (loss) on investments	6.51	1.13	0.86	2.91	2.65

Total from investment operations	6.54	1.23	0.96	2.95	2.69

Less dividends:
From net investment income	(0.10)	—	(0.10)	—	(0.31)

Net asset value at end of year	$24.20	$17.76	$16.53	$15.67	$12.72

Total investment return (b)	36.99%	7.44%	6.11%	23.19%	27.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.15%	0.57%	0.60%	0.30%	0.39%
Net expenses	1.04%	1.13%	1.10%	1.17%	1.18%
Expenses (before waiver/reimbursement)	1.04%	1.13%	1.10%	1.23%	1.68%
Portfolio turnover rate	38%	32%	45%	49%	218%
Net assets at end of year (in 000’s)	$314,781	$167,135	$173,456	$152,227	$155,425

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

	Class R1			Class R2
	Year ended October 31, 2013	July 31, 2012** through October 31, 2012		Year ended October 31, 2013	July 31, 2012** through October 31, 2012*
Net asset value at beginning of year	$17.76	$17.05		$17.37	$16.69

Net investment income (loss) (a)	0.01	(0.00	)‡	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	6.50	0.71		6.37	0.69

Total from investment operations	6.51	0.71		6.33	0.68

Less dividends:
From net investment income	(0.09)	—		(0.05)	—

Net asset value at end of year	$24.18	$17.76		$23.65	$17.37

Total investment return (b)	36.82%	4.16	%(c)(d)	36.50%	4.07	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.04%	(0.03	%)††	(0.18%)	(0.27	%)††
Net expenses	1.14%	1.26	% ††	1.40%	1.51	% ††
Portfolio turnover rate	38%	32%		38%	32%
Net assets at end of year (in 000’s)	$55	$26		$36	$26

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 and Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-four funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay U.S. Small Cap Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay U.S. Small Cap Fund, a series of Eclipse Funds (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on May 25, 2012. All information and references to periods prior to May 25, 2012 relate to the Predecessor Fund.

The Fund currently offers seven classes of shares. Class I shares commenced operations on January 12, 1987. Class A and Class B shares commenced operations on January 2, 2004. Class C shares commenced operations on December 30, 2002. Investor Class shares commenced operations on February 28, 2008. Class R1 and R2 shares commenced operations on July 31, 2012. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1 and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The seven classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1 and Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation measurements under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are estimated within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

20	MainStay U.S. Small Cap Fund

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring the fair value of investments)

The aggregate value by input level, as of October 31, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Broker Dealer Quotes	• Reported Trades
• Two-sided markets	• Issuer Spreads
• Bids/Offers	• Benchmark securities
• Industry and economic events	• Reference Data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be measured using the methodologies described above are valued by methods deemed in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2013, the Fund did not hold any securities that were fair valued in such a manner.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Invest-

ments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost

mainstayinvestments.com	21

Notes to Financial Statements (continued)

method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the bor-

rower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2013.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.85% up to $1 billion and 0.80% in excess of $1 billion. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.85% for the year ended October 31, 2013. For the year ended October 31, 2013, New York Life Investments earned fees from the Fund in the amount of $3,859,638.

Prior to February 28, 2013, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual

22	MainStay U.S. Small Cap Fund

Fund Operating Expenses of Class A shares would not exceed 1.53% of its average daily net assets. New York Life Investments applied an equivalent waiver or reimbursement in an equal number of basis points to the other share classes.

Prior to February 28, 2013, New York Life Investments had agreed to voluntarily waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the following percentage of average daily net assets: Investor Class, 1.70%; Class B, 2.45%; and Class C, 2.45%. These voluntary waivers or reimbursements were discontinued on February 28, 2013.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

In accordance with the Shareholder Services Plans for the Class R1 and Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1 and Class R2 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1 and Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder Service Fees incurred by the Fund for the year ended October 31, 2013, were as follows:

Class R1	$36
Class R2	31

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $25,093 and $26,417, respectively, for the year ended October 31, 2013. The Fund was also advised that the Distrib-

utor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $54, $1,444, $30,869 and $1,995, respectively, for the year ended October 31, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2013, were as follows:

Investor Class	$333,604
Class A	134,177
Class B	131,699
Class C	79,334
Class I	285,753
Class R1	46
Class R2	40

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2013, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$5,038	0.0	%‡
Class I	70,966,568	22.5
Class R1	35,631	65.3
Class R2	35,515	99.9

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

As of October 31, 2013, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(148,310,710)	$(1,421,746)	$132,621,819	$(17,110,637)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and return of capital distributions received.

Other temporary differences are due to late year loss deferrals.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized

mainstayinvestments.com	23

Notes to Financial Statements (continued)

gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2013 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(419,105)	$18,991,434	$(18,572,329)

The reclassifications for the Fund are primarily due to return of capital distributions from real estate investment trusts and capital loss carryforward write-off.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $148,310,710 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2015	$10,834	$—
2016	89,824	—
2017	47,653	—
Total	$148,311	$—

The Fund utilized $57,315,504 of capital loss carryforwards during the year ended October 31, 2013.

The Fund had $18,572,329 of capital loss carryforwards that were written off during the year ended October 31, 2013.

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 shown in the Statements of Changes in Net Assets was as follows:

2013
Distributions paid from:
Ordinary Income	$1,274,072

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon and State Street, who serve as the agents to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 28, 2013, the aggregate commitment amount was $200,000,000 with an optional maximum amount of $250,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2013.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2013, purchases and sales of securities, other than short-term securities, were $257,203 and $170,042, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2013:
Shares sold	284,892	$5,857,752
Shares issued to shareholders in reinvestment of dividends and distributions	3,748	66,651
Shares redeemed	(525,297)	(10,627,318)

Net increase (decrease) in shares outstanding before conversion	(236,657)	(4,702,915)
Shares converted into Investor Class (See Note 1)	246,917	5,005,930
Shares converted from Investor Class (See Note 1)	(291,800)	(6,183,345)

Net increase (decrease)	(281,540)	$(5,880,330)

Year ended October 31, 2012:
Shares sold	236,258	$4,030,183
Shares redeemed	(610,414)	(10,389,255)

Net increase (decrease) in shares outstanding before conversion	(374,156)	(6,359,072)
Shares converted into Investor Class (See Note 1)	317,686	5,373,308
Shares converted from Investor Class (See Note 1)	(233,861)	(4,033,403)

Net increase (decrease)	(290,331)	$(5,019,167)

24	MainStay U.S. Small Cap Fund

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	1,353,510	$28,455,458
Shares issued to shareholders in reinvestment of dividends and distributions	12,300	220,891
Shares redeemed	(1,005,993)	(20,637,248)

Net increase (decrease) in shares outstanding before conversion	359,817	8,039,101
Shares converted into Class A (See Note 1)	347,452	7,354,384
Shares converted from Class A (See Note 1)	(15,471)	(336,837)

Net increase (decrease)	691,798	$15,056,648

Year ended October 31, 2012:
Shares sold	492,723	$8,481,481
Shares redeemed	(1,526,037)	(26,090,081)

Net increase (decrease) in shares outstanding before conversion	(1,033,314)	(17,608,600)
Shares converted into Class A (See Note 1)	332,731	5,750,793
Shares converted from Class A (See Note 1)	(17,556)	(313,094)

Net increase (decrease)	(718,139)	$(12,170,901)

Class B	Shares	Amount
Year ended October 31, 2013:
Shares sold	175,299	$3,364,971
Shares issued to shareholders in reinvestment of dividends and distributions	1,699	28,401
Shares redeemed	(297,541)	(5,663,434)

Net increase (decrease) in shares outstanding before conversion	(120,543)	(2,270,062)
Shares converted from Class B (See Note 1)	(308,279)	(5,840,132)

Net increase (decrease)	(428,822)	$(8,110,194)

Year ended October 31, 2012:
Shares sold	203,343	$3,270,423
Shares redeemed	(378,815)	(6,092,161)

Net increase (decrease) in shares outstanding before conversion	(175,472)	(2,821,738)
Shares converted from Class B (See Note 1)	(423,977)	(6,777,604)

Net increase (decrease)	(599,449)	$(9,599,342)

Class C	Shares	Amount
Year ended October 31, 2013:
Shares sold	164,688	$3,221,450
Shares issued to shareholders in reinvestment of dividends and distributions	797	13,318
Shares redeemed	(180,754)	(3,425,875)

Net increase (decrease)	(15,269)	$(191,107)

Year ended October 31, 2012:
Shares sold	82,933	$1,341,495
Shares redeemed	(244,308)	(3,914,415)

Net increase (decrease)	(161,375)	$(2,572,920)

Class I	Shares	Amount
Year ended October 31, 2013:
Shares sold	4,898,733	$107,929,298
Shares issued to shareholders in reinvestment of dividends and distributions	48,996	898,671
Shares redeemed	(1,348,719)	(28,414,625)

Net increase (decrease)	3,599,010	$80,413,344

Year ended October 31, 2012:
Shares sold	2,958,245	$51,551,858
Shares redeemed	(4,042,450)	(71,777,581)

Net increase (decrease)	(1,084,205)	$(20,225,723)

Class R1	Shares	Amount
Year ended October 31, 2013:
Shares sold	1,538	$35,675
Shares issued to shareholders in reinvestment of dividends and distributions	8	134
Shares redeemed	(757)	(17,553)

Net increase (decrease)	789	$18,256

Year ended October 31, 2012 (a):
Shares sold	1,466	$25,000

Net increase (decrease)	1,466	$25,000

Class R2	Shares	Amount
Year ended October 31, 2013:
Shares issued to shareholders in reinvestment of dividends and distributions	4	68

Net increase (decrease)	4	$68

Year ended October 31, 2012 (a):
Shares sold	1,498	$25,000

Net increase (decrease)	1,498	$25,000

(a) Class R1 shares and Class R2 shares were first offered on July 31, 2012.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2013, events and transactions subsequent to October 31, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	25

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay U.S. Small Cap Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay U.S. Small Cap Fund of MainStay Funds Trust as of October 31, 2013, the results of its operations and it’s cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 20, 2013

26	MainStay U.S. Small Cap Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2013, the Fund designated approximately $1,274,072 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2013, should be multiplied by 100.0% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2014, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2013. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2013.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	27

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008***.	Chief Investment Officer, New York Life Insurance Company (since 2011); President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC (since 2008); Member of the Board, MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, and Cornerstone Capital Management Holdings LLC (fka Madison Square Investors LLC) (since 2008); Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012); Member of the Board of Private Advisors, L.L.C.(since 2010); Member of the Board of MCF Capital Management LLC (since 2012); and President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	79

MainStay VP Funds Trust:
Trustee since 2008
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

28	MainStay U.S. Small Cap Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990***.	President; Strategic Management Advisors LLC (since 1990)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (50 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011; Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios); State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002***.	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	79

MainStay VP Funds Trust:
Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Managing Director, ICC Capital Management; President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	79

MainStay VP Funds Trust: Trustee
since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

mainstayinvestments.com	29

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009.	Visiting Professor, University of California—San Diego (since 2012); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School Business, University of Chicago (since 2008)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	79

MainStay VP Funds Trust:
Trustee since 1997
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (25 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

30	MainStay U.S. Small Cap Fund

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.*

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance, New York Life Investment Management LLC (since 2009); Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2009)**; Assistant Secretary, MainStay Funds (2006 to 2008) and MainStay VP Series Fund, Inc. (2005 to 2008)**
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (2006 to 2012); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

mainstayinvestments.com	31

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-31958 MS322-13	MSUSC11-12/13 NL0B1

MainStay New York Tax Free Opportunities Fund

Message from the President and Annual Report

October 31, 2013

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Message from the President

With a few notable exceptions, major stock markets around the world tended to advance strongly during the 12 months ended October 31, 2013. According to Russell data, many U.S. stock indexes rose more than 25%, and some exceeded 30%. In the United States, growth stocks tended to outperform value stocks, but the differences were slight among large-capitalization issues.

European stocks were generally strong, with some regional variations. The market seemed convinced that the European Union would remain intact and that economic recovery would be possible, even in troubled peripheral nations. Japanese stocks advanced as the yen weakened and monetary and fiscal stimulus plans went into effect. Slowing growth prospects for China, however, led to weaker stock-market performance for that nation and its major suppliers, including Peru, Chile and Indonesia.

In the United States, stocks were buoyed by steady progress in corporate earnings and general improvements in profits. Stock prices occasionally faltered as politicians debated the so-called fiscal cliff, imposed a government shutdown and wrangled over debt limits. But stocks quickly recovered when agreements were reached and the government shutdown ended.

The Federal Reserve maintained the federal funds target rate in a range near zero, which drew money into stocks. When the Federal Reserve suggested that it might begin to gradually taper its security purchases, however, U.S. Treasury yields rose sharply. Stocks that tend to serve as a proxy for yield, including real estate investment trusts (REITs) and utilities, sold off. In September, the Federal Reserve noted that economic conditions did not yet warrant the anticipated tapering, and the announcement helped calm investor concerns.

Rising interest rates left many bond investors in negative territory for the 12 months ended October 31, 2013. (Bond prices tend to fall as interest rates rise and tend to rise as interest rates fall.) As an asset class, U.S. Treasury securities generally provided negative total returns, as did many high-grade bonds. Searching for additional yield, many fixed-income investors took on the higher risk of high-yield bonds, which advanced during the reporting period. Others moved into convertible bonds, which generally benefited from the rising stock market.

Through all of these market changes, the portfolio managers of MainStay Funds focused on the investment objectives of their respective Funds and on the available investment strategies. Our portfolio managers used disciplined investment techniques, seeking to achieve long-term results consistent with their mandate.

Whether the markets go up or down, we believe that shareholders do well to maintain a long-term, wide-range perspective. With appropriate diversification, negative results in one asset class may be balanced by positive results in others. While some investors find volatility troublesome, experienced investors know that without it, market opportunities would be limited.

The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2013. While past performance is no guarantee of future results, we encourage you to get invested, stay invested and add to your investments whenever you can.

We thank you for choosing MainStay Funds, and we look forward to strengthening our relationship over time.

Sincerely,

Stephen P. Fisher

President

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2013

Class	Sales Charge		One Year	Since Inception (5/14/12)	Gross Expense Ratio[2]
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–9.14 –4.86%	–3.06 0.03%	1.32 1.32%
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–9.05 –4.76	–2.96 0.14	1.15 1.15
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–6.02 –5.11	–0.23 –0.23	1.57 1.57
Class I Shares	No Sales Charge		–4.41	0.48	0.90

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Since Inception
Barclays New York Municipal Bond Index[3]	–1.40%	0.69%
Average Lipper New York Municipal Debt Fund[4]	–4.25	–0.89

3.	Barclays New York Municipal Bond Index is a market value-weighted index of New York investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more. The Barclays New York Municipal Bond Index is the Fund’s broad-based securities market index for comparison purposes. Results assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The average Lipper New York municipal debt fund is representative of funds that, by portfolio practice, limit assets to those securities that are exempt from taxation in New York (double tax-exempt) or a city in New York (triple tax-exempt). This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay New York Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay New York Tax Free Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2013, to October 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2013, to October 31, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/13	Ending Account Value (Based on Actual Returns and Expenses) 10/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$923.70	$5.14	$1,019.90	$5.40

Class A Shares	$1,000.00	$925.00	$3.64	$1,021.40	$3.82

Class C Shares	$1,000.00	$922.60	$6.25	$1,018.70	$6.56

Class I Shares	$1,000.00	$926.30	$2.43	$1,022.70	$2.55

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.06% for Investor Class, 0.75% for Class A,1.29% for Class C and 0.50% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of October 31, 2013 (Unaudited)

Higher Education	24.7%
Industrial Development / Pollution Control	15.2
General Obligation	7.1
Tobacco Settlement	7.1
General	6.5
Hospital	5.2
Airport	3.7
Dedicated Tax	3.7
Life Care	3.2
Multi Family Housing	3.1
Transportation	2.6

Housing	2.3%
Education	2.0
Development	1.8
Facilities	1.6
Charter School	1.0
Power	0.7
Public Power	0.3
Unaffiliated Investment Company	0.3
Appropriation	0.2
Other Assets, Less Liabilities	7.7

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of October 31, 2013 (excluding short-term investment) (Unaudited)

1.	New York City Trust for Cultural Resources, Wildlife Conservation Society, Revenue Bonds, 5.00%, due 8/1/33–8/1/42

2.	Build NYC Resource Corp., YMCA of Greater New York, Revenue Bonds, 5.00%, due 8/1/32–8/1/42

3.	Build NYC Resource Corp., Royal Charter Properties, Revenue Bonds, 4.75%, due 12/15/32

4.	Dutchess County Industrial Development Agency, Bard College, Revenue Bonds, 5.00%, due 8/1/46

5.	Troy Capital Resource Corp., Rensselaer Polytechnic-A, Revenue Bonds, 5.00%–5.125%, due 9/1/30–9/1/40
6.	Suffolk Tobacco Asset Securitization Corp., Revenue Bonds, 5.25%–5.375%, due 6/1/28–6/1/37

7.	Westchester County Local Development Corp., Kendal on Hudson Project, Revenue Bonds, 5.00%, due 1/1/34

8.	New York Liberty Development Corp., Bank of America, Revenue Bonds, 5.625%–6.375%, due 7/15/47–7/15/49

9.	TSASC, Inc., Revenue Bonds, 5.00%–5.125%, due 6/1/34–6/1/42

10.	New York State Dormitory Authority, The New School, Revenue Bonds, 6.00%, due 7/1/50

8	MainStay New York Tax Free Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden and Scott Sprauer of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay New York Tax Free Opportunities Fund perform relative to its benchmark and peers during the 12 months ended October 31, 2013?

Excluding all sales charges, MainStay New York Tax Free Opportunities Fund returned –4.86% for Investor Class shares, –4.76% for Class A shares and –5.11% for Class C shares for the 12 months ended October 31, 2013. Over the same period, Class I shares returned –4.41%. All share classes underperformed the –1.40% return of the Barclays New York Municipal Bond Index,1 which is the Fund’s broad-based securities-market index, as well as the –4.25% return of the average Lipper2 New York municipal debt fund for the 12 months ended October 31, 2013. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund was positioned with a longer-maturity, lower-rating profile than the Barclays New York Municipal Bond Index, which contains only investment-grade bonds. (The Fund can opportunistically invest up to 20% of its net assets in below-investment-grade bonds.) This strategy performed well during the first six months of the reporting period as credit spreads3 narrowed. As municipal mutual fund outflows increased in June through August 2013, however, the municipal yield curve4 steepened and credit spreads widened. These conditions detracted from the Fund’s performance relative to the benchmark. The Fund’s allocation to tobacco bonds also detracted from performance relative to the Barclays New York Municipal Bond Index. These non-investment-grade bonds are excluded from the benchmark. On the upside, having no exposure to Puerto Rico bonds helped the Fund’s relative performance, as they were worst-performing sector of the municipal market.

What was the Fund’s duration5 strategy during the reporting period?

The Fund’s duration is targeted to be in a neutral range relative to the municipal bonds in which the Fund can invest, as outlined in the Prospectus.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

A combination of factors affected the municipal market during the reporting period. Among these were stronger economic data, which prompted speculation about a rotation from bonds to equities, and suggestions that the Federal Reserve might taper its bond purchases. Financial difficulties in Detroit and Puerto Rico also affected the market, drawing money away from municipal bond mutual funds in 2013. This caused municipal yields to move materially higher and drove bond prices lower. This rapid change in market sentiment created opportunities for the Fund to reposition itself in several ways. We focused on selling securities that had fallen in value, as we sought to realize losses that could offset current and future gains in the Fund. During periods of institutional market illiquidity, we targeted the strong appetite for individual bonds among retail investors to execute sales at prices we viewed as favorable relative to the market. We used the proceeds to buy bonds that became available because of industry outflows. We placed special emphasis on increasing current yield on Fund holdings.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

Relative to the Barclays New York Municipal Bond Index, the most significant positive contribution to the Fund’s performance came from our decision to avoid securities issued by the Commonwealth of Puerto Rico. (Contributions take weightings and total returns into account.) Puerto Rico bonds underperformed the general municipal market by more than 15 percentage points. The most significant detractors from the Fund’s relative performance were yield-curve positioning and credit quality. Longer-maturity municipals underperformed municipal bonds with shorter maturities, and credit spreads widened over the course of the reporting period. Even so, the higher-quality, defensively structured portion of the Fund produced strong relative performance.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund remains focused on diversification and liquidity, so no individual purchase or sale would be considered significant.

How did the Fund’s sector weightings change during the reporting period?

Because our strategy did not change materially during the reporting period, there were no major changes to the structure

1.	See footnote on page 6 for more information on the Barclays New York Municipal Bond Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting. The municipal yield curve is said to be steep when the spread between short-term and long-term municipal bonds is large and the yields of intermediate-term municipal bonds remain within that spread.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	9

of the Fund. Sectors that we continued to favor were marginally increased, including health care and airports. We decreased the Fund’s exposure to the public power, dedicated tax, and multi-family housing sectors. In terms of regional exposure, we reduced our overweight position in Guam credits as demand shifted away from Puerto Rico to other double tax-exempt bonds.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2013, the Fund was overweight relative to the Barclays New York Municipal Bond Index in the higher-

education sector and the industrial-development revenue/pollution-control revenue sector. These securities continued to provide the Fund with attractive income and liquidity. They also provide scarcity value6 among issuers that are well known but come to market less frequently than others. For purposes of comparison, the investment-grade portion of the Fund had a slightly longer duration than the benchmark. At the end of the reporting period, the Fund maintained slightly overweight positions in Guam and Virgin Island bonds.

As of October 31, 2013, the Fund maintained zero exposure in Puerto Rico bonds—an underweight position relative to the Barclays New York Municipal Index.

6.	Scarcity value is value added to a security by desirable characteristics—such as atypical yield, unusual protective covenants or rare availability—that tend to be difficult to find in the marketplace.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay New York Tax Free Opportunities Fund

Portfolio of Investments October 31, 2013

	Principal Amount	Value

Municipal Bonds 92.0%†
Airport 3.7%
Antonio B Won Pat International Airport Authority, Guam Airport, Revenue Bonds
Series C 6.00%, due 10/1/23 (a)	$500,000	$526,690
Series C, Insured: AGM 6.00%, due 10/1/34 (a)	1,000,000	1,033,910
Port Authority of New York & New Jersey, JFK International Airport, Revenue Bonds
5.50%, due 12/1/31	600,000	627,510
6.00%, due 12/1/42	520,000	559,333

		2,747,443

Appropriation 0.2%
Hudson Yards Infrastructure Corp., Revenue Bonds Series A, Insured: NATL-RE 4.50%, due 2/15/47	145,000	137,372

Charter School 1.0%
Build NYC Resource Corp., Bronx Charter School For Excellence, Revenue Bonds Series A 5.50%, due 4/1/43	750,000	712,312

Dedicated Tax 3.7%
Guam Government, Revenue Bonds Series A 5.375%, due 12/1/24	1,000,000	1,062,920
New York City Transitional Finance Authority Future Tax Secured, Revenue Bonds Series F-1 5.00%, due 5/1/28	500,000	551,790
Virgin Islands Public Finance Authority, Matching Fund Loan Notes, Revenue Bonds Series A 5.00%, due 10/1/32	1,200,000	1,181,208

		2,795,918

Development 1.8%
New York City Industrial Development Agency, British Airways PLC Project, Revenue Bonds 5.25%, due 12/1/32 (a)	1,500,000	1,376,295

Education 2.0%
Riverhead Industrial Development Agency, Revenue Bonds 7.00%, due 8/1/43	1,500,000	1,508,190

	Principal Amount	Value

Facilities 1.6%
Territory of Guam, Unlimited General Obligation Series A 6.75%, due 11/15/29	$1,175,000	$1,231,764

General 6.5%
♦Build NYC Resource Corp., YMCA of Greater New York, Revenue Bonds
5.00%, due 8/1/32	1,000,000	1,023,410
5.00%, due 8/1/42	1,000,000	1,007,680
New York City Industrial Development Agency, Pilot-Queens Baseball Stadium, Revenue Bonds
Insured: AMBAC 5.00%, due 1/1/36	830,000	734,002
Insured: AMBAC 5.00%, due 1/1/39	500,000	434,575
New York City Industrial Development Agency, Yankee Stadium, Revenue Bonds
Insured: GTY (zero coupon), due 3/1/40	160,000	35,184
Insured: GTY (zero coupon), due 3/1/44	500,000	82,840
Insured: GTY (zero coupon), due 3/1/46	3,250,000	476,873
Insured: GTY (zero coupon), due 3/1/47	400,000	55,320
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds Insured: AGM 5.00%, due 10/1/32	1,000,000	1,005,680

		4,855,564

General Obligation 7.1%
City of New York, Unlimited General Obligation Series H-5 0.40%, due 3/1/34 (b)	900,000	900,000
Genesee Valley Central School District at Angelica Belmont, General Obligation Insured: AGM 4.00%, due 6/15/30	665,000	667,387
Moravia Central School District, General Obligation
Insured: AGM 4.00%, due 6/15/35	335,000	317,312
Insured: AGM 4.00%, due 6/15/36	345,000	322,520
Insured: AGM 4.00%, due 6/15/37	360,000	328,579

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2013. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
General Obligation (continued)
Nassau County, General Obligation Series A 4.00%, due 4/1/27	$1,000,000	$1,002,840
Newburgh, Limited General Obligation Series A 5.50%, due 6/15/31	500,000	472,220
Oyster Bay Public Improvement, Unlimited General Obligation Series B 4.00%, due 12/1/20	100,000	107,769
Suffolk County Industrial Development Agency, Westhampton Free Association Library, Revenue Bonds Insured: AMBAC 5.00%, due 6/15/17	315,000	344,424
Village of Harrison, NY, Public Improvement, General Obligation
5.00%, due 12/15/24	395,000	454,017
5.00%, due 12/15/25	365,000	410,479

		5,327,547

Higher Education 24.7%
Buffalo & Erie County Industrial Land Development Corp., Buffalo State College Foundation Housing, Revenue Bonds Series: A 5.375%, due 10/1/41	855,000	892,381
♦Dutchess County Industrial Development Agency, Bard College, Revenue Bonds Series A-1 5.00%, due 8/1/46	2,015,000	1,960,131
Dutchess County Local Development Corp., Marist College Project, Revenue Bonds Series A 5.00%, due 7/1/39	1,000,000	1,030,870
Geneva Development Corp., Hobart & William Smith College, Revenue Bonds 5.00%, due 9/1/32	1,000,000	1,053,950
Hempstead Town Local Development Corp., Adelphi University Project, Revenue Bonds Series B 5.25%, due 2/1/39	475,000	491,235
Madison County Capital Resource Corp., Colgate University Project, Revenue Bonds Series A 5.00%, due 7/1/29	1,000,000	1,112,050
Monroe County Industrial Development Corp., John Fisher College, Revenue Bonds Series A 5.00%, due 6/1/24	330,000	358,552

	Principal Amount	Value

Higher Education (continued)
New York City Industrial Development Agency, Polytechnic University Project, Revenue Bonds Insured: ACA 5.25%, due 11/1/37	$440,000	$445,108
New York City Industrial Development Agency, Vaughn College of Aeronautics & Technology, Revenue Bonds Series B 5.25%, due 12/1/36	500,000	452,860
New York State Dormitory Authority, Catholic Health System Obligation Group, Revenue Bonds
Series A 5.00%, due 7/1/32	600,000	587,484
Series B 5.00%, due 7/1/32	390,000	381,865
New York State Dormitory Authority, Culinary Institute of America, Revenue Bonds 6.00%, due 7/1/38	1,500,000	1,572,780
New York State Dormitory Authority, Miriam Osborn Memorial Home, Revenue Bonds 5.00%, due 7/1/42	815,000	822,343
New York State Dormitory Authority, New York University, Revenue Bonds Series A 5.25%, due 7/1/48	755,000	807,065
New York State Dormitory Authority, North Shore Long Island Jewish Obligated Group, Revenue Bonds Series B 5.00%, due 5/1/39	1,500,000	1,516,035
New York State Dormitory Authority, Pace University, Revenue Bonds Series A 5.00%, due 5/1/29	1,100,000	1,090,639
♦New York State Dormitory Authority, The New School, Revenue Bonds 6.00%, due 7/1/50	1,500,000	1,606,845
St. Lawrence County Industrial Development Agency, Clarkson University Project, Revenue Bonds 5.375%, due 9/1/41	500,000	515,260
♦Troy Capital Resource Corp., Rensselaer Polytechnic-A, Revenue Bonds
5.00%, due 9/1/30	465,000	482,396
5.125%, due 9/1/40	1,285,000	1,306,010

		18,485,859

12	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Hospital 5.2%
♦Build NYC Resource Corp., Royal Charter Properties, Revenue Bonds Insured: AGM 4.75%, due 12/15/32	$2,000,000	$1,964,140
Monroe County Industrial Development Corp., Rochester General Hospital, Revenue Bonds Series A 5.00%, due 12/1/32	540,000	548,052
Onondaga Civic Development Corp., St. Josephs Hospital Health Center, Revenue Bonds
4.50%, due 7/1/32	1,000,000	852,880
5.00%, due 7/1/42	500,000	433,765
Westchester County Healthcare Corp., Revenue Bonds Series A 4.50%, due 11/1/26	125,000	127,881

		3,926,718

Housing 2.3%
New York State Housing Finance Agency, Affordable Housing, Revenue Bonds Series B 4.85%, due 11/1/41	1,000,000	1,005,940
Southampton Housing Authority, Revenue Bonds
3.00%, due 5/15/32	425,000	348,224
3.125%, due 5/15/35	315,000	246,616
3.25%, due 5/15/37	200,000	153,270

		1,754,050

Industrial Development / Pollution Control 15.2%
New York City Industrial Development Agency, Liberty Interactive Corp., Revenue Bonds 5.00%, due 9/1/35	700,000	669,046
New York City Industrial Development Agency, Revenue Bonds Series A 5.00%, due 7/1/28 (a)	1,500,000	1,432,320
♦New York City Trust for Cultural Resources, Wildlife Conservation Society, Revenue Bonds
Series A 5.00%, due 8/1/33	1,000,000	1,065,050
Series A 5.00%, due 8/1/42	1,975,000	2,053,684
New York Liberty Development Corp., 4 World Trade Center Project, Revenue Bonds 5.75%, due 11/15/51	1,500,000	1,604,400

	Principal Amount	Value

Industrial Development / Pollution Control (continued)
♦New York Liberty Development Corp., Bank of America, Revenue Bonds
Class 2 5.625%, due 7/15/47	$1,050,000	$1,117,935
Class 3 6.375%, due 7/15/49	545,000	578,839
New York Liberty Development Corp., Goldman Sachs Headquarters, Revenue Bonds 5.50%, due 10/1/37	365,000	400,544
New York Liberty Development Corp., World Trade Center, Revenue Bonds
Class 2 5.00%, due 9/15/43	1,040,000	1,052,001
Class 3 5.00%, due 3/15/44	500,000	487,015
Niagara Area Development Corp., Covanta Energy Project, Revenue Bonds 5.25%, due 11/1/42 (a)	1,000,000	887,520

		11,348,354

Life Care 3.2%
Tompkins County Development Corp., Kendall at Ithaca, Inc. Project, Revenue Bonds 4.50%, due 7/1/42	770,000	632,255
♦Westchester County Local Development Corp., Kendal on Hudson Project, Revenue Bonds 5.00%, due 1/1/34	1,750,000	1,724,747

		2,357,002

Multi Family Housing 3.1%
Housing Development Corp., College of Staten Island Residence, Revenue Bonds Insured: AGM 4.10%, due 7/1/42	1,000,000	901,040
Housing Development Corp., Revenue Bonds
Series D-1-A 4.00%, due 5/1/32	1,000,000	947,300
Series D-1-B 4.20%, due 5/1/37	500,000	460,650

		2,308,990

Power 0.7%
Virgin Islands Water And Power Authority, Revenue Bonds Series A 5.00%, due 7/1/31	600,000	528,000

Public Power 0.3%
Guam Power Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 10/1/30	250,000	254,308

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Tobacco Settlement 7.1%
Nassau County Tobacco Settlement Corp., Asset-Backed, Revenue Bonds
Series A-3 5.00%, due 6/1/35	$1,000,000	$743,200
Series A-3 5.125%, due 6/1/46	1,150,000	824,136
New York Counties Tobacco Trust IV, Settlement Pass Through, Revenue Bonds Series A 5.00%, due 6/1/42	485,000	349,156
♦Suffolk Tobacco Asset Securitization Corp., Revenue Bonds
Series B 5.25%, due 6/1/37	1,000,000	989,280
5.375%, due 6/1/28	825,000	751,740
♦TSASC, Inc., Revenue Bonds
Series 1 5.00%, due 6/1/34	1,205,000	916,246
Series 1 5.125%, due 6/1/42	1,025,000	759,843

		5,333,601

Transportation 2.6%
Metropolitan Transportation Authority, Revenue Bonds Series E 5.00%, due 11/15/42	890,000	905,522
Triborough Bridge & Tunnel Authority, Revenue Bonds 5.25%, due 11/15/30	1,020,000	1,022,040

		1,927,562

Total Municipal Bonds (Cost $72,655,965)		68,916,849

	Shares
Unaffiliated Investment Company 0.3%
New York 0.3%
Nuveen New York AMT-Free Municipal Income Fund	17,036	208,861

Total Unaffiliated Investment Company (Cost $255,425)		208,861

Total Investments (Cost $72,911,390) (e)	92.3%	69,125,710
Other Assets, Less Liabilities	7.7	5,755,565
Net Assets	100.0%	$74,881,275

	Contracts Short	Unrealized Appreciation (Depreciation) (c)
Futures Contracts (0.4%)
United States Treasury Notes December 2013 (10 Year) (d)	(115)	$(265,433)

Total Futures Contracts (Settlement Value $14,646,328)		$(265,433)

(a)	Interest on these securities is subject to alternative minimum tax.

(b)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of October 31, 2013.

(c)	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2013.

(d)	As of October 31, 2013, cash in the amount of $169,625 is on deposit with the broker for futures transactions.

(e)	As of October 31, 2013, cost is $72,911,390 for federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation	$263,520
Gross unrealized depreciation	(4,049,200)

Net unrealized depreciation	$(3,785,680)

The following abbreviations are used in the above portfolio:

ACA—ACA Financial Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

GTY—Assured Guaranty Corp.

NATL-RE—National Public Finance Guarantee Corp.

14	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$68,916,849	$—	$68,916,849
Unaffiliated Investment Company	208,861	—	—	208,861

Total Investments in Securities	$208,861	$68,916,849	$—	$69,125,710

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Short (b)	$(265,433)	$—	$—	$(265,433)

Total Other Financial Instruments	$(265,433)	$—	$—	$(265,433)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Assets and Liabilities as of October 31, 2013

Assets
Investment in securities, at value (identified cost $72,911,390)	$69,125,710
Cash	1,156,693
Cash collateral on deposit at broker	169,625
Receivables:
Investment securities sold	2,804,572
Dividends and interest	1,126,667
Fund shares sold	994,322
Variation margin on futures contracts	17,969
Other assets	1,405

Total assets	75,396,963

Liabilities
Payables:
Investment securities purchased	347,928
Fund shares redeemed	82,798
Manager (See Note 3)	22,003
Professional fees	14,628
Shareholder communication	5,258
NYLIFE Distributors (See Note 3)	5,252
Transfer agent (See Note 3)	3,319
Custodian	1,290
Trustees	162
Accrued expenses	14,663
Dividend payable	18,387

Total liabilities	515,688

Net assets	$74,881,275

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$7,875
Additional paid-in capital	79,739,119

79,746,994
Undistributed net investment income	7,575
Accumulated net realized gain (loss) on investments and futures transactions	(822,181)
Net unrealized appreciation (depreciation) on investments and futures contracts	(4,051,113)

Net assets	$74,881,275

Investor Class
Net assets applicable to outstanding shares	$94,572

Shares of beneficial interest outstanding	9,946

Net asset value per share outstanding	$9.51
Maximum sales charge (4.50% of offering price)	0.45

Maximum offering price per share outstanding	$9.96

Class A
Net assets applicable to outstanding shares	$19,313,966

Shares of beneficial interest outstanding	2,032,102

Net asset value per share outstanding	$9.50
Maximum sales charge (4.50% of offering price)	0.45

Maximum offering price per share outstanding	$9.95

Class C
Net assets applicable to outstanding shares	$3,165,903

Shares of beneficial interest outstanding	332,953

Net asset value and offering price per share outstanding	$9.51

Class I
Net assets applicable to outstanding shares	$52,306,834

Shares of beneficial interest outstanding	5,499,956

Net asset value and offering price per share outstanding	$9.51

16	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2013

Investment Income (Loss)
Income
Interest	$3,024,023
Dividends	17,311

Total income	3,041,334

Expenses
Manager (See Note 3)	348,558
Professional fees	48,979
Distribution/Service—Investor Class (See Note 3)	200
Distribution/Service—Class A (See Note 3)	34,243
Distribution/Service—Class C (See Note 3)	13,196
Shareholder communication	18,392
Transfer agent (See Note 3)	17,884
Registration	15,706
Offering (See Note 2)	8,032
Custodian	7,813
Trustees	1,490
Miscellaneous	7,663

Total expenses before waiver/reimbursement	522,156
Expense waiver/reimbursement from Manager (See Note 3)	(119,768)

Net expenses	402,388

Net investment income (loss)	2,638,946

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Security transactions	(1,329,542)
Futures transactions	506,446

Net realized gain (loss) on investments and futures transactions	(823,096)

Net change in unrealized appreciation (depreciation) on:
Investments	(5,509,076)
Futures contracts	(287,783)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(5,796,859)

Net realized and unrealized gain (loss) on investments and futures transactions	(6,619,955)

Net increase (decrease) in net assets resulting from operations	$(3,981,009)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Statements of Changes in Net Assets

for the year ended October 31, 2013 and for the period May 14, 2012 (Inception Date) through October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,638,946	$788,114
Net realized gain (loss) on investments and futures transactions	(823,096)	214,392
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(5,796,859)	1,745,746

Net increase (decrease) in net assets resulting from operations	(3,981,009)	2,748,252

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(2,715)	(878)
Class A	(493,776)	(16,393)
Class C	(82,111)	(3,590)
Class I	(2,058,781)	(768,816)

	(2,637,383)	(789,677)

From net realized gain on investments:
Investor Class	(220)	—
Class A	(13,757)	—
Class C	(3,988)	—
Class I	(195,969)	—

	(213,934)	—

Total dividends and distributions to shareholders	(2,851,317)	(789,677)

Capital share transactions:
Net proceeds from sale of shares	33,653,224	52,954,966
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	2,720,105	785,782
Cost of shares redeemed	(10,304,648)	(54,403)

Increase (decrease) in net assets derived from capital share transactions	26,068,681	53,686,345

Net increase (decrease) in net assets	19,236,355	55,644,920

Net Assets
Beginning of period	55,644,920	—

End of period	$74,881,275	$55,644,920

Undistributed (distributions in excess of) net investment income at end of period	$7,575	$(1,023)

18	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class			Class A
	Year ended October 31, 2013	May 14, 2012** through October 31, 2012		Year ended October 31, 2013	May 14, 2012** through October 31, 2012
Net asset value at beginning of period	$10.38	$10.00		$10.38	$10.00

Net investment income (loss)	0.34	0.13		0.36	0.14
Net realized and unrealized gain (loss) on investments	(0.83)	0.38		(0.84)	0.38

Total from investment operations	(0.49)	0.51		(0.48)	0.52

Less dividends and distributions:
From net investment income	(0.34)	(0.13)		(0.36)	(0.14)
From net realized gain on investments	(0.04)	—		(0.04)	—

Total dividends and distributions	(0.38)	(0.13)		(0.40)	(0.14)

Net asset value at end of period	$9.51	$10.38		$9.50	$10.38

Total investment return (a)	(4.86%)	5.16	%(b)	(4.76%)	5.22	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.41%	3.18	%††	3.61%	3.46	%††
Net expenses	0.98%	0.92	%††	0.75%	0.75	%††
Expenses (before waiver/reimbursement)	1.15%	1.30	%††	0.92%	1.13	%††
Portfolio turnover rate	61%	67%		61%	67%
Net assets at end of period (in 000’s)	$95	$56		$19,314	$2,368

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

	Class C			Class I
	Year ended October 31, 2013	May 14, 2012** through October 31, 2012		Year ended October 31, 2013	May 14, 2012** through October 31, 2012
Net asset value at beginning of period	$10.38	$10.00		$10.38	$10.00

Net investment income (loss)	0.32	0.12		0.39	0.15
Net realized and unrealized gain (loss) on investments	(0.83)	0.38		(0.83)	0.38

Total from investment operations	(0.51)	0.50		(0.44)	0.53

Less dividends and distributions:
From net investment income	(0.32)	(0.12)		(0.39)	(0.15)
From net realized gain on investments	(0.04)	—		(0.04)	—

Total dividends and distributions	(0.36)	(0.12)		(0.43)	(0.15)

Net asset value at end of period	$9.51	$10.38		$9.51	$10.38

Total investment return (a)	(5.11%)	5.03	%(b)	(4.41%)	5.36	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.11%	2.96	%††	3.87%	3.21	%††
Net expenses	1.23%	1.17	%††	0.50%	0.50	%††
Expenses (before waiver/reimbursement)	1.40%	1.55	%††	0.67%	0.88	%††
Portfolio turnover rate	61%	67%		61%	67%
Net assets at end of period (in 000’s)	$3,166	$601		$52,307	$52,619

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-four funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay New York Tax Free Opportunities Fund (the “Fund”), a diversified fund.

The Fund currently offers four classes of shares. Investor Class, Class A, Class C and Class I shares. The inception date was on May 14, 2012. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $500,000 or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares, and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from federal and New York state and, in some cases, New York local income taxes.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation measurements under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are estimated within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring the fair value of investments)

The aggregate value by input level, as of October 31, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may use third party vendor evalua-

20	MainStay New York Tax Free Opportunities Fund

tions, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

Securities for which market values cannot be measured using the methodologies described above are valued by methods deemed in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2013, there have been no changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2013, the Fund did not hold any securities that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Fund’s Manager, in consultation with the Fund’s Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Fund’s Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

mainstayinvestments.com	21

Notes to Financial Statements (continued)

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends of net investment income, if any, at least daily and intends to pay them at least monthly and declares and pays distributions of net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security, or securities index). The Fund is subject to interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(H)  Offering Costs.  Costs were incurred by the Fund in connection with the commencement of the Fund’s operations. These costs have been amortized on a straight line basis during the period.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2013.

(J)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region. Because the Fund’s principal investments include municipal bonds issued by or on behalf of the State of New York, and its political subdivisions, agencies

22	MainStay New York Tax Free Opportunities Fund

and instrumentalities, events in New York will affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits and other financial difficulties. New York continues to experience financial difficulties due to the economic environment. The further deterioration of New York’s fiscal situation and economic situation of its municipalities could cause greater volatility and increase the risk of investing in New York.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(L)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of October 31, 2013:

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(265,433)	$(265,433)

Total Fair Value		$(265,433)	$(265,433)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$506,446	$506,446

Total Realized Gain (Loss)		$506,446	$506,446

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(287,783)	$(287,783)

Total Change in Unrealized Appreciation (Depreciation)		$(287,783)	$(287,783)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Interest Rate Contracts Risk	Total
Futures Contracts Short	89	89

(1)	Amount disclosed represents the average held during the year ended October 31, 2013.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.50% of the Fund’s average daily net assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses

mainstayinvestments.com	23

Notes to Financial Statements (continued)

for Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2013, New York Life Investments earned fees from the Fund in the amount of $348,558 and waived its fees and/or reimbursed expenses in the amount of $119,768.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $552 and $6,158, respectively, for the year ended October 31, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $3,578 and $703, respectively, for the year ended October 31, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has

entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2013, were as follows:

Investor Class	$195
Class A	2,245
Class C	6,517
Class I	8,927

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2013, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Investor Class	$25,011	26.4%
Class A	25,050	0.1
Class C	24,916	0.8
Class I	50,277,750	96.1

Note 4–Federal Income Tax

As of October 31, 2013, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Undis- tributed Tax Exempt Income	Accu- mulated Capital and Other Gain (Loss)	Other Temp- orary Diffe- rences	Unrealized Apprecia- tion (Deprecia- tion)	Total Accu- mulated Gain (Loss)
$—	$25,962	$(1,087,614)	$(18,387)	$(3,785,680)	$(4,865,719)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts. The other temporary difference is primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2013 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$7,035	$997	$(8,032)

The reclassifications for the Fund are primarily due to distribution re-designations, underlying funds distributions reclass from tax exempt to long term capital gain and disallowed expenses.

24	MainStay New York Tax Free Opportunities Fund

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $1,087,614 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$778	$310

The tax character of distributions paid during the year ended October 31, 2013 and period ended October 31, 2012 shown in the Statements of Changes in Net Assets was as follows:

	2013	2012
Distributions paid from:
Ordinary Income	$217,763	$4,142
Exempt Interest Dividends	2,623,328	785,535
Long-Term Capital Gain	10,226	—
Total	$2,851,317	$789,677

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon and State Street, who serve as the agents to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 28, 2013, the aggregate commitment amount was $200,000,000 with an optional maximum amount of $250,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2013.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2013, purchases and sales of securities, other than short-term securities, were $63,035 and $41,733, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2013:
Shares sold	10,198	$104,891
Shares issued to shareholders in reinvestment of dividends and distributions	286	2,865
Shares redeemed	(7,561)	(78,361)

Net increase (decrease) in shares outstanding before conversion	2,923	29,395
Shares converted into Investor Class (See Note 1)	1,583	16,414

Net increase (decrease)	4,506	$45,809

Period ended October 31, 2012 (a):
Shares sold	9,363	$94,659
Shares issued to shareholders in reinvestment of dividends and distributions	78	799

Net increase (decrease) in shares outstanding before conversion	9,441	95,458
Shares converted from Investor Class (See Note 1)	(4,001)	(41,127)

Net increase (decrease)	5,440	$54,331

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	2,643,096	$26,902,081
Shares issued to shareholders in reinvestment of dividends and distributions	43,980	435,305
Shares redeemed	(881,622)	(8,566,504)

Net increase (decrease) in shares outstanding before conversion	1,805,454	18,770,882
Shares converted from Class A (See Note 1)	(1,584)	(16,414)

Net increase (decrease)	1,803,870	$18,754,468

Period ended October 31, 2012 (a):
Shares sold	227,441	$2,325,421
Shares issued to shareholders in reinvestment of dividends and distributions	1,419	14,665
Shares redeemed	(4,629)	(47,814)

Net increase (decrease) in shares outstanding before conversion	224,231	2,292,272
Shares converted into Class A (See Note 1)	4,001	41,127

Net increase (decrease)	228,232	$2,333,399

mainstayinvestments.com	25

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended October 31, 2013:
Shares sold	355,012	$3,658,365
Shares issued to shareholders in reinvestment of dividends and distributions	5,795	57,776
Shares redeemed	(85,762)	(824,415)

Net increase (decrease)	275,045	$2,891,726

Period ended October 31, 2012 (a):
Shares sold	58,400	$594,931
Shares issued to shareholders in reinvestment of dividends and distributions	145	1,502
Shares redeemed	(637)	(6,589)

Net increase (decrease)	57,908	$589,844

Class I	Shares	Amount
Year ended October 31, 2013:
Shares sold	299,244	$2,987,887
Shares issued to shareholders in reinvestment of dividends and distributions	220,906	2,224,159
Shares redeemed	(89,012)	(835,368)

Net increase (decrease)	431,138	$4,376,678

Period ended October 31, 2012 (a):
Shares sold	4,993,974	$49,939,955
Shares issued to shareholders in reinvestment of dividends and distributions	74,844	768,816

Net increase (decrease)	5,068,818	$50,708,771

(a)	The inception date of the Fund was May 14, 2012.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2013, events and transactions subsequent to October 31, 2013, through the date the financial statem nts were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

26	MainStay New York Tax Free Opportunities Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay New York Tax Free Opportunities Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and the period from May 14, 2012 (inception date) through October 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay New York Tax Free Opportunities Fund of MainStay Funds Trust as of October 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and the period from May 14, 2012 (inception date) through October 31, 2012, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 20, 2013

mainstayinvestments.com	27

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $10,226 as a long term capital gain distribution.

For Federal individual income tax purposes, the Fund designated 92.3% of the ordinary income dividends paid during its fiscal year ended October 31, 2013 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.

In February 2014, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders In calendar year 2013. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal Income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2013.

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

28	MainStay New York Tax Free Opportunities Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008***.	Chief Investment Officer, New York Life Insurance Company (since 2011); President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC (since 2008); Member of the Board, MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, and Cornerstone Capital Management Holdings LLC (fka Madison Square Investors LLC) (since 2008); Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012); Member of the Board of Private Advisors, L.L.C.(since 2010); Member of the Board of MCF Capital Management LLC (since 2012); and President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	79

MainStay VP Funds Trust:
Trustee since 2008
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com	29

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990***.	President; Strategic Management Advisors LLC (since 1990)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (50 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011; Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios); State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002***.	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	79

MainStay VP Funds Trust:
Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Managing Director, ICC Capital Management; President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	79

MainStay VP Funds Trust: Trustee
since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

30	MainStay New York Tax Free Opportunities Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009.	Visiting Professor, University of California—San Diego (since 2012); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School Business, University of Chicago (since 2008)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	79

MainStay VP Funds Trust:
Trustee since 1997
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (25 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

mainstayinvestments.com	31

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.*

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance, New York Life Investment Management LLC (since 2009); Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2009)**; Assistant Secretary, MainStay Funds (2006 to 2008) and MainStay VP Series Fund, Inc. (2005 to 2008)**
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (2006 to 2012); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

32	MainStay New York Tax Free Opportunities Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-31995 MS322-13	MSNTF11-12/13 NL035

MainStay Short Duration High Yield Fund

Message from the President and Annual Report

October 31, 2013

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Message from the President

With a few notable exceptions, major stock markets around the world tended to advance strongly during the 12 months ended October 31, 2013. According to Russell data, many U.S. stock indexes rose more than 25%, and some exceeded 30%. In the United States, growth stocks tended to outperform value stocks, but the differences were slight among large-capitalization issues.

European stocks were generally strong, with some regional variations. The market seemed convinced that the European Union would remain intact and that economic recovery would be possible, even in troubled peripheral nations. Japanese stocks advanced as the yen weakened and monetary and fiscal stimulus plans went into effect. Slowing growth prospects for China, however, led to weaker stock-market performance for that nation and its major suppliers, including Peru, Chile and Indonesia.

In the United States, stocks were buoyed by steady progress in corporate earnings and general improvements in profits. Stock prices occasionally faltered as politicians debated the so-called fiscal cliff, imposed a government shutdown and wrangled over debt limits. But stocks quickly recovered when agreements were reached and the government shutdown ended.

The Federal Reserve maintained the federal funds target rate in a range near zero, which drew money into stocks. When the Federal Reserve suggested that it might begin to gradually taper its security purchases, however, U.S. Treasury yields rose sharply. Stocks that tend to serve as a proxy for yield, including real estate investment trusts (REITs) and utilities, sold off. In September, the Federal Reserve noted that economic conditions did not yet warrant the anticipated tapering, and the announcement helped calm investor concerns.

Rising interest rates left many bond investors in negative territory for the 12 months ended October 31, 2013. (Bond prices tend to fall as interest rates rise and tend to rise as interest rates fall.) As an asset class, U.S. Treasury securities generally provided negative total returns, as did many high-grade bonds. Searching for additional yield, many fixed-income investors took on the higher risk of high-yield bonds, which advanced during the reporting period. Others moved into convertible bonds, which generally benefited from the rising stock market.

Through all of these market changes, the portfolio managers of MainStay Funds focused on the investment objectives of their respective Funds and on the available investment strategies. Our portfolio managers used disciplined investment techniques, seeking to achieve long-term results consistent with their mandate.

Whether the markets go up or down, we believe that shareholders do well to maintain a long-term, wide-range perspective. With appropriate diversification, negative results in one asset class may be balanced by positive results in others. While some investors find volatility troublesome, experienced investors know that without it, market opportunities would be limited.

The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2013. While past performance is no guarantee of future results, we encourage you to get invested, stay invested and add to your investments whenever you can.

We thank you for choosing MainStay Funds, and we look forward to strengthening our relationship over time.

Sincerely,

Stephen P. Fisher

President

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2013

Class	Sales Charge		Since Inception (12/17/12)	Gross Expense Ratio[2]
Investor Class Shares	Maximum 3.0% Initial Sales Charge	With sales charges Excluding sales charges	1.12 4.25%	1.43 1.43%
Class A Shares	Maximum 3.0% Initial Sales Charge	With sales charges Excluding sales charges	1.35 4.49	1.38 1.38
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	2.69 3.69	2.18 2.18
Class I Shares	No Sales Charge		4.64	1.13
Class R2 Shares	No Sales Charge		4.37	1.48

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Since Inception
Bank of America Merrill Lynch 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index[3]	6.45%
Average Lipper High Yield Fund[4]	5.85

3.	The Bank of America Merrill Lynch 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index is an unmanaged index that generally tracks the performance of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years. Bank of America Merrill Lynch 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The average Lipper high yield fund is representative of funds that, by portfolio practice, aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Short Duration High Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Short Duration High Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from May 1, 2013, to October 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2013, to October 31, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period ended October 31, 2013. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/13	Ending Account Value (Based on Actual Returns and Expenses) 10/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,021.50	$6.11	$1,019.20	$6.11

Class A Shares	$1,000.00	$1,023.30	$5.35	$1,019.90	$5.35

Class C Shares	$1,000.00	$1,017.80	$9.82	$1,015.50	$9.80

Class I Shares	$1,000.00	$1,023.30	$4.08	$1,021.20	$4.08

Class R2 Shares	$1,000.00	$1,022.60	$5.91	$1,019.40	$5.90

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.20% for Investor Class, 1.05% for Class A, 1.93% for Class C, 0.80% for Class I and 1.16% for Class R2) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of October 31, 2013 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of October 31, 2013 (excluding short-term investment) (Unaudited)

1.	Cogent Communications Group, Inc., 8.375%, due 2/15/18

2.	DineEquity, Inc., 9.50%, due 10/30/18

3.	Amsted Industries, Inc., 8.125%, due 3/15/18

4.	Schaeffler Holding Finance B.V., 6.875%, due 8/15/18

5.	NAI Entertainment Holdings / NAI Entertainment Finance Corp., 5.00%, due 8/1/18
6.	Jeld-Wen, Inc., 12.25%, due 10/15/17

7.	USG Corp., 6.30%–9.75%, due 8/1/14–10/15/18

8.	Florida East Coast Railway Corp., 8.125%, due 2/1/17

9.	HCA, Inc., 6.50%–9.00%, due 12/15/14–4/15/19

10.	T-Mobile USA, Inc., 5.25%–6.464%, due 9/1/18–4/28/19

8	MainStay Short Duration High Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers J. Matthew Philo, CFA, and Andrew Susser of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Short Duration High Yield Fund perform relative to its benchmark and peers from its inception on December 17, 2012, through October 31, 2013?

Excluding all sales charges, MainStay Short Duration High Yield Fund returned 4.25% for Investor Class shares, 4.49% for Class A shares and 3.69% for Class C shares from December 17, 2012, through October 31, 2013. Over the same period, Class I shares returned 4.64% and Class R2 shares returned 4.37%. From December 17, 2012, through October 31, 2013, all share classes underperformed the 6.45% return of the Bank of America Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index,1 which is the Fund’s broad-based securities-market index, and the 5.85% return of the average Lipper2 high yield fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance from December 17, 2012 through October 31, 2013?

The Fund is managed in a bottom-up investment style, which focuses on individual companies and seeks to maximize risk-adjusted returns. From inception on December 17, 2012, through October 31, 2013, the Fund held an underweight position relative to the Bank of America Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index in the banking industry, which makes up approximately 11% of the Index. This positioning detracted from the Fund’s relative performance. The Fund also underperformed the Index in basic industries, which includes the metals & mining segment. Fortunately, the Fund outperformed the Bank of America Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index in the services, energy and telecommunications sectors, primarily because of credit selection.

What was the Fund’s duration3 strategy during the reporting period?

As of October 31, 2013, the Fund had a shorter duration than that of the Bank of America Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index. High-yield bonds tend to have a low correlation to U.S. Treasury securities. The Fund’s comparatively shorter duration further reduced its sensitivity to interest rates.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The higher-quality shorter-duration segment of the U.S. highyield market, where the Fund is invested, produced steady returns during the reporting period. Drivers of these returns included strong demand for yield, low default rates and the redemption of many short-duration bonds at a premium. Over the past twelve months, there have been several domestic and global factors that have had an impact on the fixed-income markets. None was more prevalent than the focus on the Federal Reserve’s monetary policy. Despite rising interest rates, which had a negative impact on many fixed-income asset classes during the reporting period, high-yield instruments performed well as market liquidity and strong risk appetite continued to fuel demand. In addition, the durability of corporate earnings and low default rates helped the performance of highyield corporate bonds. During the spring of 2013, interest rates rose sharply on fears that the Federal Reserve would taper its direct market purchases. Following this spike, demand for lower-duration income products increased, including flows into the Fund.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

The Fund’s investments in the services, basic industry and telecommunications goods market segments made the greatest positive contributions to absolute performance during the reporting period. (Contributions take weightings and total returns into account.) Although no market segments generated negative absolute returns, the Fund’s small exposure to the insurance and real estate market segments contributed the least to absolute performance.

Did the Fund make any significant purchases or sales during the reporting period?

Because the reporting period included the Fund’s initial asset purchases, all of the trades in the Fund may be considered significant. An example of a bond our team purchased during the reporting period was Consol Energy, a producer of coal and natural gas for the energy and raw materials markets. Consol Energy is an asset rich company with strong cash flows. The Fund also initiated positions in building materials, a recession-resistant business generating consistent strong fee cash flow. Another new position was in HCA, which provides health care services in the United States.

We sold the Fund’s position in family-owned and managed ice-cream company Wells Enterprises during the reporting period. We also sold the Fund’s position in natural gas producer Chesapeake after the price improved. The sale also reflected

1.	See footnote on page 6 for more information on the Bank of America Merrill Lynch 1–5 Year BB-B U.S. High Yield Corporate Cash Pay Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	9

our concerns about the durations of the position as interest rates were rising.

How did the Fund’s sector weightings change during the reporting period?

During the since-inception period, the Fund’s sector weights changed as bonds were purchased. We constructed a portfolio of what we consider to be high-quality short-duration high-yield bonds. We looked for resilient credits, as measured by strong asset coverage, conservative debt maturities and robust liquidity. Since inception, we have increased the Fund’s weight ings in the financials and media market segments. Over the

same period, we have decreased exposure to the capital goods and basic industry market segments as new assets were added to the Fund.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2013, the Fund was overweight relative to the Bank of America Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index in the services, telecommunications and consumer non-cyclical industries. As of the same date, the Fund held underweight positions relative to the Index in the utilities, basic industry and technology market segments.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Short Duration High Yield Fund

Portfolio of Investments October 31, 2013

	Principal Amount	Value

Long-Term Bonds 86.2%† Convertible Bond 0.4%
Packaging & Containers 0.4%
Owens-Brockway Glass Container, Inc. 3.00%, due 6/1/15 (a)	$650,000	$677,625

Total Convertible Bond (Cost $647,706)		677,625

Corporate Bonds 81.7%
Advertising 0.3%
Lamar Media Corp. 7.875%, due 4/15/18	250,000	266,250
9.75%, due 4/1/14	345,000	357,075

		623,325

Aerospace & Defense 0.4%
GenCorp, Inc. 7.125%, due 3/15/21 (a)	370,000	395,900
TransDigm, Inc. 7.75%, due 12/15/18	390,000	419,250

		815,150

Airlines 0.4%
United Continental Holdings, Inc. 6.375%, due 6/1/18	690,000	715,875

Auto Manufacturers 1.1%
Allied Specialty Vehicles, Inc. 8.50%, due 11/1/19 (a)	1,300,000	1,300,000
Oshkosh Corp. 8.25%, due 3/1/17	700,000	742,000

		2,042,000

Auto Parts & Equipment 5.0%
Chassix, Inc. 9.25%, due 8/1/18 (a)	700,000	750,750
Cooper-Standard Automotive, Inc. 8.50%, due 5/1/18	430,000	462,250
Cooper-Standard Holding, Inc. 7.375%, due 4/1/18 (a)(b)	335,000	337,512
Dana Holding Corp. 6.50%, due 2/15/19	505,000	540,350
International Automotive Components Group S.A. 9.125%, due 6/1/18 (a)	760,000	782,800
Pittsburgh Glass Works LLC 8.00%, due 11/15/18 (a)	1,720,000	1,754,400
Schaeffler Finance B.V. 4.75%, due 5/15/21 (a)	672,000	670,320
7.75%, due 2/15/17 (a)	650,000	737,750
8.50%, due 2/15/19 (a)	266,000	299,250

	Principal Amount	Value

Auto Parts & Equipment (continued)
♦Schaeffler Holding Finance B.V. 6.875%, due 8/15/18 (a)(b)	$2,274,000	$2,421,810
Tenneco, Inc. 7.75%, due 8/15/18	230,000	248,400
TRW Automotive, Inc. 7.00%, due 3/15/14 (a)	225,000	230,063
7.25%, due 3/15/17 (a)	200,000	229,500

		9,465,155

Banks 1.1%
Ally Financial, Inc. 4.625%, due 6/26/15	440,000	459,277
8.30%, due 2/12/15	1,430,000	1,549,762

		2,009,039

Beverages 0.6%
Constellation Brands, Inc. 8.375%, due 12/15/14	100,000	107,625
Cott Beverages, Inc. 8.125%, due 9/1/18	840,000	906,150
8.375%, due 11/15/17	200,000	209,000

		1,222,775

Building Materials 4.9%
Building Materials Corp. of America 6.875%, due 8/15/18 (a)	1,025,000	1,091,625
Griffon Corp. 7.125%, due 4/1/18	915,000	977,906
Headwaters, Inc. 7.625%, due 4/1/19	1,717,000	1,828,605
♦Jeld-Wen, Inc. 12.25%, due 10/15/17 (a)	2,090,000	2,387,825
♦USG Corp. 6.30%, due 11/15/16	1,265,000	1,353,550
8.375%, due 10/15/18 (a)	70,000	76,125
9.75%, due 8/1/14 (a)	900,000	954,000
Vulcan Materials Co. 6.50%, due 12/1/16	560,000	620,200

		9,289,836

Chemicals 2.4%
Kraton Polymers LLC / Kraton Polymers Capital Corp. 6.75%, due 3/1/19	660,000	688,050
NOVA Chemicals Corp. 8.625%, due 11/1/19	1,414,000	1,562,470
Olin Corp. 8.875%, due 8/15/19	1,255,000	1,380,500
Phibro Animal Health Corp. 9.25%, due 7/1/18 (a)	855,000	921,262

		4,552,282

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of October 31, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Corporate Bond (continued)
Coal 2.0%
Arch Coal, Inc. 7.00%, due 6/15/19	$230,000	$178,250
8.75%, due 8/1/16	240,000	240,000
CONSOL Energy, Inc. 8.00%, due 4/1/17	1,920,000	2,035,200
Peabody Energy Corp. 7.375%, due 11/1/16	250,000	281,250
Penn Virginia Resource Partners, L.P. / Penn Virginia Resource Finance Corp. 8.25%, due 4/15/18	1,020,000	1,083,750

		3,818,450

Commercial Services 5.1%
Alliance Data Systems Corp. 5.25%, due 12/1/17 (a)	935,000	964,219
American Capital, Ltd. 6.50%, due 9/15/18 (a)	1,850,000	1,919,375
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 8.25%, due 1/15/19	1,320,000	1,438,800
Great Lakes Dredge & Dock Corp. 7.375%, due 2/1/19	866,000	889,815
Jaguar Holding Co. I 9.375%, due 10/15/17 (a)(b)	550,000	583,000
PHH Corp. 7.375%, due 9/1/19	10,000	10,575
9.25%, due 3/1/16	595,000	688,712
Safway Group Holding LLC / Safway Finance Corp. 7.00%, due 5/15/18 (a)	465,000	481,275
Service Corp. International 6.75%, due 4/1/16	500,000	546,250
Sunstate Equipment Co. LLC / Sunstate Equipment Co., Inc. 12.00%, due 6/15/16 (a)(b)	840,000	896,700
United Rentals North America, Inc. 5.75%, due 7/15/18	280,000	300,300
9.25%, due 12/15/19	900,000	1,011,375

		9,730,396

Computers 0.5%
iGATE Corp. 9.00%, due 5/1/16	375,000	403,125
SunGard Data Systems, Inc. 4.875%, due 1/15/14	500,000	502,500

		905,625

Distribution & Wholesale 0.8%
American Tire Distributors, Inc. 9.75%, due 6/1/17	1,500,000	1,593,750

	Principal Amount	Value

Diversified Financial Services 0.3%
National Money Mart Co. 10.375%, due 12/15/16	$535,000	$556,400

Electric 1.5%
Calpine Corp. 7.50%, due 2/15/21 (a)	650,000	702,000
GenOn Energy, Inc. 7.875%, due 6/15/17	1,810,000	2,000,050
9.50%, due 10/15/18	145,000	166,750

		2,868,800

Electronics 0.6%
Kemet Corp. 10.50%, due 5/1/18	350,000	338,625
Stoneridge, Inc. 9.50%, due 10/15/17 (a)	725,000	786,625

		1,125,250

Entertainment 5.0%
Affinity Gaming LLC / Affinity Gaming Finance Corp. 9.00%, due 5/15/18	1,024,000	1,111,040
GLP Capital LP / GLP Financing II, Inc. 4.375%, due 11/1/18 (a)	1,400,000	1,428,000
Isle of Capri Casinos, Inc. 7.75%, due 3/15/19	768,000	823,680
MU Finance PLC 8.375%, due 2/1/17 (a)	780,827	823,773
♦NAI Entertainment Holdings / NAI Entertainment Finance Corp. 5.00%, due 8/1/18 (a)	2,330,000	2,388,250
Rivers Pittsburgh Borrower L.P. / Rivers Pittsburgh Finance Corp. 9.50%, due 6/15/19 (a)	1,173,000	1,290,300
Speedway Motorsports, Inc. 6.75%, due 2/1/19	925,000	981,656
Vail Resorts, Inc. 6.50%, due 5/1/19	630,000	669,375

		9,516,074

Environmental Controls 0.3%
Darling International, Inc. 8.50%, due 12/15/18	560,000	618,800

Finance—Auto Loans 0.7%
Credit Acceptance Corp. 9.125%, due 2/1/17	1,075,000	1,134,125
General Motors Financial Co., Inc. 4.75%, due 8/15/17 (a)	145,000	153,338

		1,287,463

12	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bond (continued)
Finance—Leasing Companies 0.4%
Oxford Finance LLC / Oxford Finance Co-Issuer, Inc. 7.25%, due 1/15/18 (a)	$765,000	$808,988

Finance—Mortgage Loan/Banker 0.2%
Prospect Holding Co. LLC / Prospect Holding Finance Co. 10.25%, due 10/1/18 (a)	440,000	423,500

Finance—Other Services 1.3%
Cantor Commercial Real Estate Co., L.P. 7.75%, due 2/15/18 (a)	845,000	880,913
Nationstar Mortgage LLC / Nationstar Capital Corp. 6.50%, due 8/1/18	545,000	564,075
9.625%, due 5/1/19	200,000	225,500
10.875%, due 4/1/15	195,000	201,703
SquareTwo Financial Corp. 11.625%, due 4/1/17	490,000	518,175

		2,390,366

Food 2.2%
C&S Group Enterprises LLC 8.375%, due 5/1/17 (a)	1,400,000	1,494,500
Smithfield Foods, Inc. 7.75%, due 7/1/17	500,000	581,250
TreeHouse Foods, Inc. 7.75%, due 3/1/18	1,900,000	2,009,250

		4,085,000

Forest Products & Paper 0.3%
Clearwater Paper Corp. 7.125%, due 11/1/18	500,000	537,500

Health Care—Products 0.9%
Hanger, Inc. 7.125%, due 11/15/18	585,000	623,756
Teleflex, Inc. 6.875%, due 6/1/19	1,090,000	1,139,050

		1,762,806

Health Care—Services 2.9%
Centene Corp. 5.75%, due 6/1/17	1,044,000	1,114,470
Fresenius Medical Care U.S. Finance, Inc. 6.875%, due 7/15/17	525,000	593,250
♦HCA, Inc. 6.50%, due 2/15/16	760,000	832,200
8.00%, due 10/1/18	225,000	264,375
8.50%, due 4/15/19	715,000	767,731
9.00%, due 12/15/14	440,000	475,200

	Principal Amount	Value

Health Care—Services (continued)
MPH Intermediate Holding Co. 2 8.375%, due 8/1/18 (a)(b)	$590,000	$612,863
ResCare, Inc. 10.75%, due 1/15/19	827,000	924,172

		5,584,261

Holding Company—Diversified 0.3%
Leucadia National Corp. 8.125%, due 9/15/15	550,000	613,250

Home Builders 0.8%
D.R. Horton, Inc. 6.50%, due 4/15/16	80,000	88,200
Meritage Homes Corp. 4.50%, due 3/1/18	795,000	789,037
Standard Pacific Corp. 10.75%, due 9/15/16	570,000	689,700

		1,566,937

Household Products & Wares 1.2%
Jarden Corp. 7.50%, due 5/1/17	760,000	879,700
Prestige Brands, Inc. 8.25%, due 4/1/18	1,258,000	1,336,625

		2,216,325

Internet 1.8%
♦Cogent Communications Group, Inc. 8.375%, due 2/15/18 (a)	3,140,000	3,438,300

Iron & Steel 0.5%
Bluescope Steel, Ltd. / Bluescope Steel Finance 7.125%, due 5/1/18 (a)	980,000	1,011,850

Leisure Time 1.0%
Carlson Wagonlit B.V. 6.875%, due 6/15/19 (a)	1,775,000	1,837,125

Lodging 0.9%
Eldorado Resorts LLC / Eldorado Capital Corp. 8.625%, due 6/15/19 (a)	520,000	547,300
MTR Gaming Group, Inc. 11.50%, due 8/1/19	395,000	434,500
Playa Resorts Holding B.V. 8.00%, due 8/15/20 (a)	295,000	312,331
ROC Finance LLC / ROC Finance 1 Corp. 12.125%, due 9/1/18 (a)	460,000	496,800

		1,790,931

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Corporate Bond (continued)
Media 3.8%
CCO Holdings LLC / CCO Holdings Capital Corp. 7.25%, due 10/30/17	$2,035,000	$2,152,012
DISH DBS Corp. 5.125%, due 5/1/20	165,000	167,063
7.125%, due 2/1/16	1,250,000	1,381,250
7.75%, due 5/31/15	150,000	164,063
Nielsen Finance LLC / Nielsen Finance Co. 7.75%, due 10/15/18	535,000	583,150
ProQuest LLC / ProQuest Notes Co. 9.00%, due 10/15/18 (a)	880,000	897,600
Videotron, Ltd. 6.375%, due 12/15/15	635,000	638,175
9.125%, due 4/15/18	1,161,000	1,220,501

		7,203,814

Metal Fabricate & Hardware 0.9%
A. M. Castle & Co. 12.75%, due 12/15/16	385,000	435,050
Mueller Water Products, Inc. 7.375%, due 6/1/17	760,000	782,800
Shale-Inland Holdings LLC / Shale-Inland Finance Corp. 8.75%, due 11/15/19 (a)	455,000	466,375

		1,684,225

Mining 1.7%
Hecla Mining Co. 6.875%, due 5/1/21 (a)	245,000	240,100
Kaiser Aluminum Corp. 8.25%, due 6/1/20	1,400,000	1,585,500
New Gold, Inc. 7.00%, due 4/15/20 (a)	820,000	848,700
St. Barbara, Ltd. 8.875%, due 4/15/18 (a)	710,000	596,400

		3,270,700

Miscellaneous—Manufacturing 2.7%
♦Amsted Industries, Inc. 8.125%, due 3/15/18 (a)	2,525,000	2,673,344
FGI Operating Co. LLC / FGI Finance, Inc. 7.875%, due 5/1/20	715,000	752,537
LSB Industries, Inc. 7.75%, due 8/1/19 (a)	990,000	1,046,925
SPX Corp. 6.875%, due 9/1/17	405,000	455,119
7.625%, due 12/15/14	240,000	256,800

		5,184,725

Office Furnishings 0.2%
Interface, Inc. 7.625%, due 12/1/18	250,000	271,875

	Principal Amount	Value

Oil & Gas 4.0%
Berry Petroleum Co. 10.25%, due 6/1/14	$330,000	$346,500
Calumet Specialty Products Partners, L.P. / Calumet Finance Corp. 9.375%, due 5/1/19	1,230,000	1,362,225
Comstock Resources, Inc. 7.75%, due 4/1/19	465,000	485,925
Frontier Oil Corp. 6.875%, due 11/15/18	450,000	483,750
Newfield Exploration Co. 7.125%, due 5/15/18	445,000	461,687
Oasis Petroleum, Inc. 7.25%, due 2/1/19	350,000	376,250
PetroQuest Energy, Inc. 10.00%, due 9/1/17	815,000	839,450
Range Resources Corp. 8.00%, due 5/15/19	550,000	589,875
Rex Energy Corp. 8.875%, due 12/1/20	460,000	496,800
SM Energy Co. 6.625%, due 2/15/19	687,000	731,655
Whiting Petroleum Corp. 6.50%, due 10/1/18	635,000	676,275
WPX Energy, Inc. 5.25%, due 1/15/17	690,000	736,575

		7,586,967

Oil & Gas Services 0.5%
Expro Finance Luxembourg SCA 8.50%, due 12/15/16 (a)	550,000	576,125
Pioneer Energy Services Corp. 9.875%, due 3/15/18	420,000	451,500

		1,027,625

Packaging & Containers 1.2%
AEP Industries, Inc. 8.25%, due 4/15/19	1,830,000	1,976,400
Owens-Brockway Glass Container, Inc. 7.375%, due 5/15/16	100,000	112,625
Owens-Illinois, Inc. 7.80%, due 5/15/18	120,000	138,450

		2,227,475

Pharmaceuticals 2.8%
Grifols, Inc. 8.25%, due 2/1/18	1,530,000	1,642,838
Lantheus Medical Imaging, Inc. 9.75%, due 5/15/17	235,000	211,500
NBTY, Inc. 9.00%, due 10/1/18	1,810,000	1,986,475

14	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bond (continued)
Pharmaceuticals (continued)
Valeant Pharmaceuticals International 6.50%, due 7/15/16 (a)	$490,000	$507,150
6.75%, due 10/1/17 (a)	555,000	596,625
6.75%, due 8/15/18 (a)	295,000	323,025
6.875%, due 12/1/18 (a)	115,000	122,906

		5,390,519

Real Estate Investment Trusts 0.4%
Host Hotels & Resorts, L.P. Series Q 6.75%, due 6/1/16	184,000	186,630
Sabra Health Care, L.P. / Sabra Capital Corp. 8.125%, due 11/1/18	513,000	556,605

		743,235

Retail 3.6%
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 6.25%, due 8/20/19	815,000	872,050
Asbury Automotive Group, Inc. 8.375%, due 11/15/20	695,000	773,188
Building Materials Holding Corp. 9.00%, due 9/15/18 (a)	990,000	1,039,500
Cash America International, Inc. 5.75%, due 5/15/18 (a)	215,000	205,325
♦DineEquity, Inc. 9.50%, due 10/30/18	3,025,000	3,365,312
Radio Systems Corp. 8.375%, due 11/1/19 (a)	542,000	598,910

		6,854,285

Shipbuilding 0.1%
Huntington Ingalls Industries, Inc. 6.875%, due 3/15/18	250,000	269,063

Software 0.5%
ACI Worldwide, Inc. 6.375%, due 8/15/20 (a)	905,000	945,725

Storage & Warehousing 0.5%
Algeco Scotsman Global Finance PLC 8.50%, due 10/15/18 (a)	695,000	745,388
10.75%, due 10/15/19 (a)	240,000	249,000

		994,388

Telecommunications 6.9%
Hughes Satellite Systems Corp. 6.50%, due 6/15/19	1,520,000	1,630,200
Inmarsat Finance PLC 7.375%, due 12/1/17 (a)	975,000	1,014,000

	Principal Amount	Value

Telecommunications (continued)
MetroPCS Wireless, Inc. 7.875%, due 9/1/18	$420,000	$453,600
Sable International Finance, Ltd. 7.75%, due 2/15/17 (a)	1,245,000	1,310,363
Satelites Mexicanos S.A. de C.V. 9.50%, due 5/15/17	1,540,000	1,667,050
SBA Telecommunications, Inc. 8.25%, due 8/15/19	1,232,000	1,335,180
Sprint Communications, Inc. 8.375%, due 8/15/17	600,000	694,500
9.125%, due 3/1/17	790,000	932,200
♦T-Mobile USA, Inc. 5.25%, due 9/1/18 (a)	2,075,000	2,155,406
6.464%, due 4/28/19	145,000	153,700
Virgin Media Finance PLC 8.375%, due 10/15/19	595,000	649,294
Virgin Media Secured Finance PLC 5.25%, due 1/15/21	80,000	81,174
6.50%, due 1/15/18	990,000	1,029,600

		13,106,267

Transportation 2.8%
Florida East Coast Holdings Corp. 10.50%, due 8/1/17 (b)	306,000	318,240
♦Florida East Coast Railway Corp. 8.125%, due 2/1/17	2,260,000	2,378,650
Swift Services Holdings, Inc. 10.00%, due 11/15/18	1,565,000	1,752,800
Syncreon Global Ireland, Ltd. / Syncreon Global Finance US, Inc. 9.50%, due 5/1/18 (a)	875,000	951,562

		5,401,252

Trucking & Leasing 1.0%
Flexi-Van Leasing, Inc. 7.875%, due 8/15/18 (a)	950,000	1,007,000
NESCO LLC / NESCO Holdings Corp. 11.75%, due 4/15/17 (a)	560,000	630,000
TRAC Intermodal LLC / TRAC Intermodal Corp. 11.00%, due 8/15/19	290,000	329,875

		1,966,875

Vitamins & Nutrition Products 0.4%
Alphabet Holding Co., Inc. 7.75%, due 11/1/17 (b)	760,000	785,650

Total Corporate Bonds (Cost $155,115,013)		155,738,249

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Loan Assignments & Participations 3.9% (c)
Auto Parts & Equipment 0.9%
Exide Technologies, Inc. DIP Second-Out Term Loan 3.25%, due 10/14/14	$1,705,150	$1,726,464

Broadcasting 0.3%
Nielsen Finance LLC USD Term Loan E 2.924%, due 5/2/16	496,250	497,491

Chemicals 0.2%
Tata Chemicals North America Inc. Term Loan B 3.75%, due 8/7/20	369,075	368,614

Distribution & Wholesale 0.3%
Performance Food Group Co. 2nd Lien Term Loan 6.25%, due 11/14/19	498,750	493,763

Diversified Financial Services 0.3%
Ocwen Financial Corp. Term Loan 5.00%, due 2/15/18	656,700	662,118

Lodging 0.4%
Cannery Casino Resorts LLC New 2nd Lien Term Loan 10.00%, due 10/2/19	145,000	134,367
Four Seasons Holdings, Inc. 1st Lien Term Loan 4.25%, due 6/27/20	120,000	121,050
2nd Lien Term Loan 6.25%, due 12/28/20	150,000	153,750
ROC Finance LLC Term Loan 5.00%, due 5/15/19	325,000	317,687

		726,854

Metal Fabricate & Hardware 0.4%
Neenah Foundry Co. Term Loan 6.75%, due 4/26/17 (d)(e)	682,500	679,087

Miscellaneous—Manufacturing 0.3%
FGI Operating Co. LLC Term Loan 5.50%, due 4/19/19	595,479	598,829

	Principal Amount	Value

Retail 0.4%
Dunkin’ Brands, Inc. Term Loan B3 3.75%, due 2/14/20	$495,944	$497,183
Steinway Musical Instruments, Inc. 1st Lien Term Loan 4.75%, due 9/13/19	250,000	251,719

		748,902

Software 0.4%
Activision Blizzard, Inc. Term Loan B 3.25%, due 10/11/20	850,000	851,822

Total Loan Assignments & Participations (Cost $7,272,940)		7,353,944

Yankee Bond 0.2% (f)
Computers 0.2%
Seagate Technology HDD Holdings 6.80%, due 10/1/16	410,000	464,325

Total Yankee Bond (Cost $454,998)		464,325

Total Long-Term Bonds (Cost $163,490,657)		164,234,143

Short-Term Investment 7.3%
Repurchase Agreement 7.3%
State Street Bank and Trust Co. 0.00%, dated 10/31/13 due 11/1/13 Proceeds at Maturity $13,870,047 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 11/7/22, with a Principal Amount of $14,985,000 and a Market Value of 14,151,954)	13,870,047	13,870,047

Total Short-Term Investment (Cost $13,870,047)		13,870,047

Total Investments (Cost $177,360,704) (g)	93.5%	178,104,190
Other Assets, Less Liabilities	6.5	12,415,116
Net Assets	100.0%	$190,519,306

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	PIK (“Payment in Kind”)—interest or dividend payment is made with additional securities.

16	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(c)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of October 31, 2013.

(d)	Illiquid security—The total market value of this security as of October 31, 2013 is $679,087, which represents 0.4% of the Fund’s net assets.

(e)	Restricted security.
(f)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(g)	As of October 31, 2013, cost is $177,372,884 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$1,522,797
Gross unrealized depreciation	(791,491)

Net unrealized appreciation	$731,306

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bond	$—	$677,625	$—	$677,625
Corporate Bonds	—	155,738,249	—	155,738,249
Loan Assignments & Participations (b)	—	7,079,144	274,800	7,353,944
Yankee Bond	—	464,325	—	464,325

Total Long-Term Bonds	—	163,959,343	274,800	164,234,143

Short-Term Investment
Repurchase Agreement	—	13,870,047	—	13,870,047

Total Investments in Securities	$—	$177,829,390	$274,800	$178,104,190

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $274,800 represent Loan Assignments & Participations whose value was obtained from an independent pricing service which used a single broker quote to measure such value as referenced in the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended October 31, 2013, the Fund did not have an transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 17, 2012 (a)	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of October 31, 2013 (b)
Loan Assignments & Participations
Lodging	$—	$70	$—	$6,530	$268,200	$—	$—	$—	$274,800	$6,530

Total	$—	$70	$—	$6,530	$268,200	$—	$—	$—	$274,800	$6,530

(a)	Inception Date

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Statement of Assets and Liabilities as of October 31, 2013

Assets
Investment in securities, at value (identified cost $177,360,704)	$178,104,190
Cash	1,837,831
Receivables:
Fund shares sold	12,867,901
Interest	2,937,616
Investment securities sold	2,895,462
Other assets	12,544

Total assets	198,655,544

Liabilities
Payables:
Investment securities purchased	7,820,891
Fund shares redeemed	124,750
Manager (See Note 3)	80,270
NYLIFE Distributors (See Note 3)	18,857
Shareholder communication	17,847
Professional fees	15,819
Transfer agent (See Note 3)	7,452
Custodian	2,201
Trustees	309
Accrued expenses	3,894
Dividend payable	43,948

Total liabilities	8,136,238

Net assets	$190,519,306

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$188,758
Additional paid-in capital	189,097,759

189,286,517
Undistributed net investment income	28,306
Accumulated net realized gain (loss) on investments	460,997
Net unrealized appreciation (depreciation) on investments	743,486

Net assets	$190,519,306

Investor Class
Net assets applicable to outstanding shares	$1,399,367

Shares of beneficial interest outstanding	138,624

Net asset value per share outstanding	$10.09
Maximum sales charge (3.00% of offering price)	0.31

Maximum offering price per share outstanding	$10.40

Class A
Net assets applicable to outstanding shares	$44,274,068

Shares of beneficial interest outstanding	4,386,693

Net asset value per share outstanding	$10.09
Maximum sales charge (3.00% of offering price)	0.31

Maximum offering price per share outstanding	$10.40

Class C
Net assets applicable to outstanding shares	$14,290,975

Shares of beneficial interest outstanding	1,416,067

Net asset value and offering price per share outstanding	$10.09

Class I
Net assets applicable to outstanding shares	$130,528,806

Shares of beneficial interest outstanding	12,931,784

Net asset value and offering price per share outstanding	$10.09

Class R2
Net assets applicable to outstanding shares	$26,090

Shares of beneficial interest outstanding	2,586

Net asset value and offering price per share outstanding	$10.09

18	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the period December 17, 2012 (inception date) through October 31, 2013

Investment Income (Loss)
Income
Interest (a)	$4,890,475

Expenses
Manager (See Note 3)	586,375
Registration	120,990
Distribution/Service—Investor Class (See Note 3)	1,180
Distribution/Service—Class A (See Note 3)	34,961
Distribution/Service—Class C (See Note 3)	52,626
Distribution/Service—Class R2 (See Note 3)	55
Professional fees	55,313
Shareholder communication	28,629
Offering (See Note 2)	27,877
Transfer agent (See Note 3)	24,798
Custodian	11,540
Trustees	2,053
Shareholder service (See Note 3)	22
Miscellaneous	7,465

Total expenses before waiver/reimbursement	953,884
Expense waiver/reimbursement from Manager (See Note 3)	(136,326)

Net expenses	817,558

Net investment income (loss)	4,072,917

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	392,686
Net change in unrealized appreciation (depreciation) on investments	743,486

Net realized and unrealized gain (loss) on investments	1,136,172

Net increase (decrease) in net assets resulting from operations	$5,209,089

(a)	Interest recorded net of foreign withholding taxes in the amount of $3,088.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Statements of Changes in Net Assets

for the period December 17, 2012 (inception date) through October 31, 2013

2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,072,917
Net realized gain (loss) on investments	392,686
Net change in unrealized appreciation (depreciation) on investments	743,486

Net increase (decrease) in net assets resulting from operations	5,209,089

Dividends to shareholders:
From net investment income:
Investor Class	(21,340)
Class A	(644,593)
Class C	(197,205)
Class I	(3,141,533)
Class R2	(860)

Total dividends to shareholders	(4,005,531)

Capital share transactions:
Net proceeds from sale of shares	201,810,261
Net asset value of shares issued to shareholders in reinvestment of dividends	3,898,692
Cost of shares redeemed	(16,393,205)

Increase (decrease) in net assets derived from capital share transactions	189,315,748

Net increase (decrease) in net assets	190,519,306

Net Assets
Beginning of period	—

End of period	$190,519,306

Undistributed net investment income at end of period	$28,306

20	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class		Class A		Class C
	December 17, 2012** through October 31, 2013		December 17, 2012** through October 31, 2013		December 17, 2012** through October 31, 2013
Net asset value at beginning of period	$10.00		$10.00		$10.00

Net investment income (loss)	0.33		0.35		0.27
Net realized and unrealized gain (loss) on investments	0.09		0.09		0.09

Total from investment operations	0.42		0.44		0.36

Less dividends:
From net investment income	(0.33)		(0.35)		(0.27)

Net asset value at end of period	$10.09		$10.09		$10.09

Total investment return (a)	4.25	%(b)	4.49	%(b)	3.69	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.37	%††	4.49	%††	3.63	%††
Net expenses	1.18	%††	1.05	%††	1.93	%††
Expenses (before waiver/reimbursement)	1.33	%††	1.20	%††	2.08	%††
Portfolio turnover rate	90%		90%		90%
Net assets at end of period (in 000’s)	$1,399		$44,274		$14,291

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

	Class I		Class R2
	December 17, 2012** through October 31, 2013		December 17, 2012** through October 31, 2013
Net asset value at beginning of period	$10.00		$10.00

Net investment income (loss)	0.37		0.36
Net realized and unrealized gain (loss) on investments	0.08		0.07

Total from investment operations	0.45		0.43

Less dividends:
From net investment income	(0.36)		(0.34)

Net asset value at end of period	$10.09		$10.09

Total investment return (a)	4.64	%(b)	4.37	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.59	%††	4.14	%††
Net expenses	0.80	%††	1.15	%††
Expenses (before waiver/reimbursement)	0.95	%††	1.30	%††
Portfolio turnover rate	90%		90%
Net assets at end of period (in 000’s)	$130,529		$26

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I and Class R2 shares are not subject to sales charges.
(b)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-four funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Short Duration High Yield Fund (the “Fund”), a diversified fund.

The Fund currently offers five classes of shares: Investor Class, Class A, Class C, Class I and Class R2 shares. The inception date was on December 17, 2012. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge and a 1.00% CDSC may be imposed on redemptions made within 18 months of the date of purchase of Class C shares. Class I and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek high current income. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation measurements under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are estimated within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring the fair value of investments)

The aggregate value by input level, as of October 31, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may use third party vendor

22	MainStay Short Duration High Yield Fund

evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be measured using the methodologies described above are valued by methods deemed in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the period ended October 31, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2013, the Fund did not hold any securities that were fair valued in such a manner.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible bonds and municipal bonds) supplied by a pricing agent or broker selected by the Fund’s Manager, in consultation with the Fund’s Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Fund’s Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing agent and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by single broker quotes obtained from the pricing agent with significant unobservable inputs and are generally categorized as Level 3 in the hierarchy. For these loan assignments, participations and commitments the Manager may consider additional factors such as liquidity of the Fund’s investments. As of October 31, 2013, the Fund held securities with a value of $274,800 that were valued by single broker quotes and/or deemed to be illiquid.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax

mainstayinvestments.com	23

Notes to Financial Statements (continued)

liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, at least monthly and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and loan participations (“loans”). Loans are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and any unrealized gains and losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2013, the Fund did not hold any unfunded commitments.

(I)  Offering Costs.  Costs are incurred by the Fund in connection with the commencement of the Fund’s operations. These costs are amortized on a straight line basis over twelve months.

24	MainStay Short Duration High Yield Fund

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2013.

(K)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5)

(L)  Concentration of Risk.  The Fund’s principal investments include high-yield securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium — a high interest rate or yield — because of the increased risk of loss. These securities can also be subject to greater price volatility.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.65% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.05% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the period ended October 31, 2013, New York Life Investments earned fees from the Fund in the amount of $586,375 and waived its fees and/or reimbursed expenses in the amount of $136,326.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

mainstayinvestments.com	25

Notes to Financial Statements (continued)

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, the Distributor receives a monthly distribution fee from the Class C shares at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

For the period ended October 31, 2013, the Fund incurred shareholder service fees of $22.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $1,611 and $13,063, respectively, for the period ended October 31, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $2,696 and $1,576 for the period ended October 31, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the period ended October 31, 2013, were as follows:

Investor Class	$683
Class A	2,775
Class C	7,616
Class I	13,719
Class R2	5

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2013, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Investor Class	$26,062	1.9%
Class A	26,122	0.1
Class C	25,922	0.2
Class I	10,359,729	7.9
Class R2	26,090	100.0

Note 4–Federal Income Tax

As of October 31, 2013, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$545,431	$—	$(43,948)	$731,306	$1,232,789

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. Other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2013 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(39,080)	$68,311	$(29,231)

The reclassifications for the Fund are primarily due to nondeductible expenses, amendment fees, and consent fees.

The tax character of distributions paid during the period ended October 31, 2013 shown in the Statements of Changes in Net Assets was as follows:

2013
Distributions paid from:
Ordinary Income	4,005,531

26	MainStay Short Duration High Yield Fund

Note 5–Restricted Securities

As of October 31, 2013, the Fund held the following restricted security:

Security	Date of Acquisition	Principal Amount	Cost	10/31/13 Value	Percent of Net Assets
Neenah Foundry Co. Term Loan 6.75%, due 4/26/17	5/10/13	$682,500	$655,501	$679,087	0.4%

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon and State Street, who serve as the agents to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 28, 2013, the aggregate commitment amount was $200,000,000 with an optional maximum amount of $250,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the period ended October 31, 2013.

Note 8–Purchases and Sales of Securities (in 000’s)

During the period ended October 31, 2013, purchases and sales of securities, other than short-term securities, were $252,662 and $88,301, respectively.

Note 9–Capital Share Transactions

Investor Class	Shares	Amount
Period ended October 31, 2013 (a):
Shares sold	162,536	$1,628,358
Shares issued to shareholders in reinvestment of dividends and distributions	2,086	20,874
Shares redeemed	(20,487)	(205,763)

Net increase (decrease) in shares outstanding before conversion	144,135	1,443,469
Shares converted into Investor Class (See Note 1)	1,683	16,929
Shares converted from Investor Class (See Note 1)	(7,194)	(70,792)

Net increase (decrease)	138,624	$1,389,606

Class A	Shares	Amount
Period ended October 31, 2013 (a):
Shares sold	4,677,536	$46,865,255
Shares issued to shareholders in reinvestment of dividends and distributions	62,110	621,606
Shares redeemed	(358,457)	(3,591,309)

Net increase (decrease) in shares outstanding before conversion	4,381,189	43,895,552
Shares converted into Class A (See Note 1)	7,187	70,792
Shares converted from Class A (See Note 1)	(1,683)	(16,929)

Net increase (decrease)	4,386,693	$43,949,415

Class C	Shares	Amount
Period ended October 31, 2013 (a):
Shares sold	1,470,866	$14,735,817
Shares issued to shareholders in reinvestment of dividends and distributions	18,214	182,202
Shares redeemed	(73,013)	(728,991)

Net increase (decrease)	1,416,067	$14,189,028

Class I	Shares	Amount
Period ended October 31, 2013 (a):
Shares sold	13,821,851	$138,555,831
Shares issued to shareholders in reinvestment of dividends and distributions	307,223	3,073,150
Shares redeemed	(1,197,290)	(11,867,142)

Net increase (decrease)	12,931,784	$129,761,839

Class R2	Shares	Amount
Period ended October 31, 2013 (a):
Shares sold	2,500	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	86	860

Net increase (decrease)	2,586	$25,860

(a) The inception date of the Fund was December 17, 2012.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the period ended October 31, 2013, events and transactions subsequent to October 31, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	27

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Short Duration High Yield Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2013, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from December 17, 2012 (inception date) through October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Short Duration High Yield Fund of MainStay Funds Trust as of October 31, 2013, the results of its operations, the changes in its net assets, and the financial highlights for the period from December 17, 2012 (inception date) through October 31, 2013, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 20, 2013

28	MainStay Short Duration High Yield Fund

Federal Income Tax Information

(Unaudited)

In February 2014, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2013. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2013.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at
800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	29

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008***.	Chief Investment Officer, New York Life Insurance Company (since 2011); President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC (since 2008); Member of the Board, MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, and Cornerstone Capital Management Holdings LLC (fka Madison Square Investors LLC) (since 2008); Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012); Member of the Board of Private Advisors, L.L.C.(since 2010); Member of the Board of MCF Capital Management LLC (since 2012); and President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	79

MainStay VP Funds Trust:
Trustee since 2008
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

30	MainStay Short Duration High Yield Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990***.	President; Strategic Management Advisors LLC (since 1990)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (50 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011; Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios); State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002***.	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	79

MainStay VP Funds Trust:
Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Managing Director, ICC Capital Management; President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	79

MainStay VP Funds Trust: Trustee
since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

mainstayinvestments.com	31

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009.	Visiting Professor, University of California—San Diego (since 2012); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School Business, University of Chicago (since 2008)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	79

MainStay VP Funds Trust:
Trustee since 1997
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (25 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

32	MainStay Short Duration High Yield Fund

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.*

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance, New York Life Investment Management LLC (since 2009); Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2009)**; Assistant Secretary, MainStay Funds (2006 to 2008) and MainStay VP Series Fund, Inc. (2005 to 2008)**
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (2006 to 2012); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

mainstayinvestments.com	33

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-32117 MS322-13	MSSHY11-12/13 NL0B9

MainStay Cornerstone Growth Fund

Message from the President and Annual Report

October 31, 2013

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Message from the President

With a few notable exceptions, major stock markets around the world tended to advance strongly during the 12 months ended October 31, 2013. According to Russell data, many U.S. stock indexes rose more than 25%, and some exceeded 30%. In the United States, growth stocks tended to outperform value stocks, but the differences were slight among large-capitalization issues.

European stocks were generally strong, with some regional variations. The market seemed convinced that the European Union would remain intact and that economic recovery would be possible, even in troubled peripheral nations. Japanese stocks advanced as the yen weakened and monetary and fiscal stimulus plans went into effect. Slowing growth prospects for China, however, led to weaker stock-market performance for that nation and its major suppliers, including Peru, Chile and Indonesia.

In the United States, stocks were buoyed by steady progress in corporate earnings and general improvements in profits. Stock prices occasionally faltered as politicians debated the so-called fiscal cliff, imposed a government shutdown and wrangled over debt limits. But stocks quickly recovered when agreements were reached and the government shutdown ended.

The Federal Reserve maintained the federal funds target rate in a range near zero, which drew money into stocks. When the Federal Reserve suggested that it might begin to gradually taper its security purchases, however, U.S. Treasury yields rose sharply. Stocks that tend to serve as a proxy for yield, including real estate investment trusts (REITs) and utilities, sold off. In September, the Federal Reserve noted that economic conditions did not yet warrant the anticipated tapering, and the announcement helped calm investor concerns.

Rising interest rates left many bond investors in negative territory for the 12 months ended October 31, 2013. (Bond prices tend to fall as interest rates rise and tend to rise as interest rates fall.) As an asset class, U.S. Treasury securities generally provided negative total returns, as did many high-grade bonds. Searching for additional yield, many fixed-income investors took on the higher risk of high-yield bonds, which advanced during the reporting period. Others moved into convertible bonds, which generally benefited from the rising stock market.

Through all of these market changes, the portfolio managers of MainStay Funds focused on the investment objectives of their respective Funds and on the available investment strategies. Our portfolio managers used disciplined investment techniques, seeking to achieve long-term results consistent with their mandate.

Whether the markets go up or down, we believe that shareholders do well to maintain a long-term, wide-range perspective. With appropriate diversification, negative results in one asset class may be balanced by positive results in others. While some investors find volatility troublesome, experienced investors know that without it, market opportunities would be limited.

The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2013. While past performance is no guarantee of future results, we encourage you to get invested, stay invested and add to your investments whenever you can.

We thank you for choosing MainStay Funds, and we look forward to strengthening our relationship over time.

Sincerely,

Stephen P. Fisher

President

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class A shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2013

Class	Sales Charge		Four Months	One Year	Five Year	Since Inception (8/7/06)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	7.20 13.44%	15.29 22.00%	15.22 16.53%	6.60 7.43%	1.77 1.77%
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	7.16 13.40	15.56 22.29	15.27 16.59	6.63 7.47	1.21 1.21
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within First Six Years of Purchase	With sales charges Excluding sales charges	8.14 13.14	16.06 21.06	15.43 15.65	6.63 6.63	2.52 2.52
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	12.14 13.14	20.06 21.06	15.66 15.66	6.63 6.63	2.52 2.52
Class	Sales Charge		Four Months	One Year		Since Inception (11/2/09)	Gross Expense Ratio[2]
Class I Shares[4]	No Sales Charge		13.51%	22.61%		14.49%	1.00%
Class	Sales Charge		Four Months	One Year	Five Year	Since Inception (8/7/06)	Gross Expense Ratio[2]
Class R2 Shares[3]	No Sales Charge		13.30%	22.08%	16.45%	7.35%	1.30%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount being shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, Class B shares, Class C shares and Class R2 shares, first offered as of the close of business on January 18, 2013 include the historical performance of Class A shares through January 18, 2013. Performance figures for Investor Class shares, Class B shares, Class C shares and Class R2 shares have been adjusted for differences in fees and expenses. Unadjusted, the performance for the newer classes would likely have been different.
4.	Performance figures for Class A and Class I shares reflect the historical performance of Class A and Class I shares of the Keystone Large Cap Growth Fund (the predecessor to the Fund, which was subject to a different fee structure), for periods prior to January 18, 2013. Performance data for the classes varies based on differences in their fee and expense structures and the length of time these shares have been offered. Keystone Large Cap

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Four Months	One Year	Five Year	Since Inception
Russell 1000® Growth Index[5]	12.89%	28.30%	17.51%	8.89%
S&P 500® Index[6]	10.08	27.18	15.17	6.80
Average Lipper Multi-Cap Growth Fund[7]	13.93	30.79	16.96	8.09

Growth Fund commenced operations, and Class A shares were first offered, on August 7, 2006. Class I shares were first offered on November 2, 2009.
5.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The S&P 500® Index is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the

Fund’s secondary benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.

The average Lipper multi-cap growth fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap growth funds typically have above-average characteristics compared to the S&P Super Composite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Cornerstone Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Cornerstone Growth Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the four-month period from July 1, 2013, to October 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the four-month period and held for the entire period from July 1, 2013, to October 31, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the four months ended October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/13[1]	Ending Account Value (Based on Actual Returns and Expenses) 10/31/13	Expenses Paid During Period[2]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/13	Expenses Paid During Period[2]

Investor Class Shares[3]	$1,000.00	$1,134.40	$3.78	$1,013.30	$3.56

Class A Shares[3]	$1,000.00	$1,134.00	$4.21	$1,012.90	$3.97

Class B Shares[3]	$1,000.00	$1,131.40	$6.46	$1,010.80	$6.10

Class C Shares[3]	$1,000.00	$1,131.40	$6.46	$1,010.80	$6.10

Class I Shares[3]	$1,000.00	$1,135.10	$3.31	$1,013.70	$3.12

Class R2 Shares[3]	$1,000.00	$1,133.00	$5.00	$1,012.20	$4.71

1.	The Fund changed it fiscal year end from June 30 to October 31.
2.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.05% for Investor Class, 1.17% for Class A, 1.80% for Class B and Class C, 0.92% for Class I and 1.39% for Class R2) multiplied by the average account value over the period, divided by 365 and multiplied by 123 (to reflect the period since July 1, 2013). The table above represents actual expenses incurred during the period.
3.	Expenses paid during the period reflect ongoing costs for the period from July 1, 2013 through October 31, 2013. Had these shares been offered for the full six-month period ended October 31, 2013, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $5.35 for Investor Class, $5.95 for Class A, $9.15 for Class B, $9.15 for Class C, $4.69 for Class I and $7.07 for Class R2 and the ending account value would have been $1,019.90 for Investor Class, $1,019.30 for Class A, $1,016.10 for Class B, $1,016.10 for Class C, $1,020.60 for Class I and $1,018.20 for Class R2.

mainstayinvestments.com	7

Industry Composition as of October 31, 2013 (Unaudited)

Internet Software & Services	11.0%
Software	6.0
Textiles, Apparel & Luxury Goods	5.8
Specialty Retail	5.5
Health Care Providers & Services	4.8
Health Care Equipment & Supplies	4.5
Media	4.3
Communications Equipment	3.9
Trading Companies & Distributors	3.3
Energy Equipment & Services	3.1
Internet & Catalog Retail	3.1
Oil, Gas & Consumable Fuels	3.0
Tobacco	3.0
Aerospace & Defense	2.9
Beverages	2.7
IT Services	2.5
Biotechnology	2.4

Chemicals	2.3%
Diversified Financial Services	2.2
Household Durables	2.2
Metals & Mining	2.2
Hotels, Restaurants & Leisure	2.1
Construction & Engineering	1.9
Machinery	1.9
Semiconductors & Semiconductor Equipment	1.9
Real Estate Investment Trusts	1.8
Computers & Peripherals	1.6
Food Products	1.6
Auto Components	1.4
Capital Markets	1.3
Commercial Banks	1.2
Short-Term Investment	2.0
Other Assets, Less Liabilities	0.6

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2013 (excluding short-term investment) (Unaudited)

1.	Google, Inc. Class A

2.	QUALCOMM, Inc.

3.	Salesforce.com, Inc.

4.	Catamaran Corp.

5.	Schlumberger, Ltd.
6.	Philip Morris International, Inc.

7.	Amazon.com, Inc.

8.	Diageo PLC, Sponsored ADR

9.	Edwards Lifesciences Corp.

10.	Visa, Inc. Class A

8	MainStay Cornerstone Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Thomas G. Kamp, CFA, of Cornerstone Capital Management LLC, the Fund’s Subadvisor.

How did MainStay Cornerstone Growth Fund perform relative to its benchmark and peers during the period from July 1, 2013, to October 31, 2013?

Excluding all sales charges, MainStay Cornerstone Growth Fund returned 13.44% for Investor Class shares, 13.40% for Class A shares and 13.14% for Class B and Class C shares for the period from July 1, 2013 to October 31, 2013. Over the same period, Class I shares returned 13.51% and Class R2 shares returned 13.30%. During the period from July 1, 2013, to October 31, 2013, all share classes outperformed the 12.89% return of the Russell 1000® Growth Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes underperformed the 13.93% return of the average Lipper2 multi-cap growth fund. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund since the last annual report?

The Fund’s previous annual report was dated June 30, 2013. The Fund has since changed its fiscal year-end to October 31. As a result, this annual report covers the period from July 1, 2013, through October 31, 2013.

What factors affected the Fund’s relative performance during the reporting period?

While a variety of factors affected the stock market from July 1 through October 31, 2013, the Fund’s outperformance of the Russell 1000® Growth Index resulted primarily from favorable stock selection and sector allocation.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Information technology, industrials and consumer staples made the strongest positive sector contributions relative to the Russell 1000® Growth Index. (Contributions take weightings and total returns into account.) The Fund’s weakest-contributing sectors relative to the Russell 1000® Growth Index were health care, energy and financials.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

Customer-relationship-management software company Salesforce.com was the strongest positive contributor to the Fund’s absolute performance. The stock rallied sharply after the company reported accelerating revenue growth and substantial growth in cash flow from operations. The company also hired two seasoned sales executives. Search engine company Google saw its shares appreciate, primarily as a result of strong third-quarter earnings. The company has increased its share of ad budget dollars and seems positioned to benefit from the growth of mobile with Enhanced Campaigns, the growth of video with YouTube and the continued growth of online commerce with Product Listing Ads (PLAs). Shares of energy services company Schlumberger moved higher, as the company benefited from improved investor confidence when oil prices rose during the reporting period. E-commerce real-estate services company Zillow performed well because of sharp premier agent growth and an acceleration in unique user growth. Biopharmaceutical company Gilead Sciences appreciated as investors increasingly recognized the profit potential in treating hepatitis C patients. Shares of semiconductor and wireless technology licensing company Qualcomm rallied because of stronger unit volume and a stable pricing outlook.

Oil, gas & consumable fuels company Cobalt International Energy detracted from the Fund’s absolute performance. The share price declined after the company reported one dry hole and less-than-expected potential in another well. The stock of crop nutrient producer Mosaic performed poorly after a Russian competitor announced that it would ship potash at maximum capacity, impairing the pricing power of the global cartel. Shares of technology solutions company Citrix Systems declined after a negative prerelease of the company’s third quarter results. The company saw declining enterprise spending for application and desktop solutions as well as weaker-than-expected demand for application delivery controllers from large Internet compa- nies. Coca-Cola’s shares fell because of disappointing volume trends. Pharmacy benefit management company Catamaran weakened after a few sizable employers announced that they would transfer their employees’ health care to private exchanges.

Did the Fund make any significant purchases or sales during the reporting period?

We initiated a position in home improvement retailer Home Depot after seeing continued home-improvement spending above current consensus estimates. We built a new position in coffee retailer Starbucks because we believed that the company’s best-in-class same-store sales growth would continue, driven by strong innovation in platforms, products and payments. We also believe that falling coffee prices may add to the opportunity. We added a position in homebuilder Pulte Homes after its share price weakened. We believed that higher interest rates would be less likely to affect the older, cash cus-tomers of Pulte Homes. We also added a position in apparel manufacturer PVH Corp. when we felt that the market failed to

1.	See footnote on page 6 for more information on the Russell 1000® Growth Index.
2.	See footnote on page 6 for more information on Lipper Inc.

mainstayinvestments.com	9

appreciate the company’s rate of internally generated growth, the synergies from its Warnaco acquisition and the pace of debt repayments.

We sold the Fund’s position in network storage company Network Appliance as perception gaps related to earnings growth and use of the company’s strong balance sheet closed. We eliminated crop nutrients distributor Mosaic from the Fund when pricing power disintegrated in the global potash market. We sold the Fund’s position in luxury apparel manufacturer Burberry as the stock approached our price objective. We also exited global pharmaceutical manufacturer Teva Pharmaceutical Industries when the company faced growing competitive threats.

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its exposure relative to the Russell 1000® Growth Index in the consumer discretionary, financials and industrials sectors. The Fund decreased its exposure relative to the Index in the information technology, materials and health care sectors

How was the Fund positioned at the end of the reporting period?

As of October 31, 2013, the Fund held overweight positions relative to the Russell 1000® Growth Index in consumer discretionary, energy and financials. As of the same date, the Fund held underweight positions in consumer staples, industrials and telecommunications services.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Cornerstone Growth Fund

Portfolio of Investments October 31, 2013

	Shares	Value

Common Stocks 97.4%†
Aerospace & Defense 2.9%
Precision Castparts Corp.	76,066	$19,278,928
Textron, Inc.	538,564	15,505,257

		34,784,185

Auto Components 1.4%
Johnson Controls, Inc.	363,512	16,776,079

Beverages 2.7%
♦Diageo PLC, Sponsored ADR	251,680	32,111,851

Biotechnology 2.4%
Gilead Sciences, Inc. (a)	408,457	28,996,362

Capital Markets 1.3%
Morgan Stanley	518,359	14,892,454

Chemicals 2.3%
Sherwin-Williams Co. (The)	145,341	27,324,108

Commercial Banks 1.2%
First Republic Bank	282,202	14,412,056

Communications Equipment 3.9%
♦QUALCOMM, Inc.	674,193	46,836,188

Computers & Peripherals 1.6%
Stratasys, Ltd. (a)	165,686	18,760,626

Construction & Engineering 1.9%
Fluor Corp.	300,410	22,296,430

Diversified Financial Services 2.2%
CME Group, Inc.	357,512	26,530,966

Energy Equipment & Services 3.1%
♦Schlumberger, Ltd.	391,290	36,671,699

Food Products 1.6%
Mondelez International, Inc. Class A	568,521	19,125,046

Health Care Equipment & Supplies 4.5%
♦Edwards Lifesciences Corp. (a)	483,978	31,550,526
Hologic, Inc. (a)	965,550	21,618,664

		53,169,190

	Shares	Value

Health Care Providers & Services 4.8%
♦Catamaran Corp. (a)	907,754	$42,628,128
Express Scripts Holding Co. (a)	235,780	14,740,965

		57,369,093

Hotels, Restaurants & Leisure 2.1%
Starbucks Corp.	311,439	25,242,131

Household Durables 2.2%
PulteGroup, Inc.	1,480,073	26,123,288

Internet & Catalog Retail 3.1%
♦Amazon.com, Inc. (a)	88,322	32,151,858
Shutterfly, Inc. (a)	107,172	5,266,432

		37,418,290

Internet Software & Services 11.0%
eBay, Inc. (a)	365,932	19,288,276
♦Google, Inc. Class A (a)	70,486	72,641,462
LinkedIn Corp. Class A (a)	52,134	11,660,812
Rackspace Hosting, Inc. (a)	309,158	15,838,164
Zillow, Inc. Class A (a)	156,467	12,459,467

		131,888,181

IT Services 2.5%
♦Visa, Inc. Class A	154,604	30,405,969

Machinery 1.9%
Joy Global, Inc.	407,686	23,136,181

Media 4.3%
Comcast Corp. Class A	568,562	27,052,180
Walt Disney Co. (The)	355,377	24,375,308

		51,427,488

Metals & Mining 2.2%
Freeport-McMoRan Copper & Gold, Inc.	721,312	26,515,429

Oil, Gas & Consumable Fuels 3.0%
Anadarko Petroleum Corp.	74,513	7,100,344
Cobalt International Energy, Inc. (a)	1,243,229	28,855,345

		35,955,689

Real Estate Investment Trusts 1.8%
Camden Property Trust	330,009	21,186,578

Semiconductors & Semiconductor Equipment 1.9%
Altera Corp.	671,581	22,565,122

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments October 31, 2013 (continued)

	Shares	Value

Common Stocks (continued)
Software 6.0%
Citrix Systems, Inc. (a)	462,345	$26,251,949
♦Salesforce.com, Inc. (a)	861,837	45,987,622

		72,239,571

Specialty Retail 5.5%
Dick’s Sporting Goods, Inc.	370,731	19,726,597
Home Depot, Inc. (The)	375,032	29,211,242
TJX Cos., Inc.	270,050	16,416,340

		65,354,179

Textiles, Apparel & Luxury Goods 5.8%
Michael Kors Holdings, Ltd. (a)	92,984	7,155,119
NIKE, Inc. Class B	238,721	18,085,503
PVH Corp.	197,949	24,658,507
Ralph Lauren Corp.	115,904	19,198,338

		69,097,467

Tobacco 3.0%
♦Philip Morris International, Inc.	408,160	36,375,219

Trading Companies & Distributors 3.3%
Fastenal Co.	289,084	14,396,383
United Rentals, Inc. (a)	389,776	25,175,632

		39,572,015

Total Common Stocks (Cost $1,021,935,413)		1,164,559,130

	Principal Amount	Value
Short-Term Investment 2.0%
Repurchase Agreement 2.0%
State Street Bank and Trust Co. 0.00%, dated 10/31/13 due 11/1/13 Proceeds at Maturity $23,255,189 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 11/7/22, with a Principal Amount of $25,120,000 and a Market Value of $23,723,529)	$23,255,189	$23,255,189

Total Short-Term Investment (Cost $23,255,189)		23,255,189

Total Investments (Cost $1,045,190,602) (b)	99.4%	1,187,814,319
Other Assets, Less Liabilities	0.6	7,576,958
Net Assets	100.0%	$1,195,391,277

(a)	Non-income producing security.

(b)	As of October 31, 2013, cost is $1,045,831,743 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$163,181,233
Gross unrealized depreciation	(21,198,657)

Net unrealized appreciation	$141,982,576

The following abbreviation is used in the above portfolio:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,164,559,130	$—	$—	$1,164,559,130
Short-Term Investment
Repurchase Agreement	—	23,255,189	—	23,255,189

Total Investments in Securities	$1,164,559,130	$23,255,189	$—	$1,187,814,319

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended October 31, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay Cornerstone Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2013

Assets
Investment in securities, at value (identified cost $1,045,190,602)	$1,187,814,319
Receivables:
Investment securities sold	23,408,031
Fund shares sold	1,506,333
Dividends and interest	390,294
Other assets	127,298

Total assets	1,213,246,275

Liabilities
Payables:
Investment securities purchased	15,607,140
Fund shares redeemed	732,872
Transfer agent (See Note 3)	700,413
Manager (See Note 3)	589,354
NYLIFE Distributors (See Note 3)	170,668
Professional fees	43,825
Custodian	2,367
Shareholder communication	108
Accrued expenses	8,251

Total liabilities	17,854,998

Net assets	$1,195,391,277

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$37,100
Additional paid-in capital	996,585,993

996,623,093
Undistributed net investment income	806,187
Accumulated net realized gain (loss) on investments	55,338,280
Net unrealized appreciation (depreciation) on investments	142,623,717

Net assets	$1,195,391,277

Investor Class
Net assets applicable to outstanding shares	$245,125,327

Shares of beneficial interest outstanding	7,658,309

Net asset value per share outstanding	$32.01
Maximum sales charge (5.50% of offering price)	1.86

Maximum offering price per share outstanding	$33.87

Class A
Net assets applicable to outstanding shares	$316,745,833

Shares of beneficial interest outstanding	9,871,930

Net asset value per share outstanding	$32.09
Maximum sales charge (5.50% of offering price)	1.87

Maximum offering price per share outstanding	$33.96

Class B
Net assets applicable to outstanding shares	$59,370,854

Shares of beneficial interest outstanding	1,866,321

Net asset value and offering price per share outstanding	$31.81

Class C
Net assets applicable to outstanding shares	$4,325,455

Shares of beneficial interest outstanding	135,981

Net asset value and offering price per share outstanding	$31.81

Class I
Net assets applicable to outstanding shares	$569,794,994

Shares of beneficial interest outstanding	17,566,858

Net asset value and offering price per share outstanding	$32.44

Class R2
Net assets applicable to outstanding shares	$28,814

Shares of beneficial interest outstanding	899

Net asset value and offering price per share outstanding (a)	$32.04

(a)	The difference in the NAV recalculation and NAV stated is caused by rounding differences.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Operations

for the period July 1, 2013 through October 31, 2013 and the year ended June 30, 2013

	2013 (a)	2013
Investment Income (Loss)
Income
Dividends (b)	$3,893,591	$9,561,599
Interest	241	467

Total income	3,893,832	9,562,066

Expenses
Manager (See Note 3)	2,574,969	4,297,560
Transfer agent (See Note 3)	750,809	1,875,244
Distribution/Service—Investor Class (See Note 3)	205,784	265,096
Distribution/Service—Class A (See Note 3)	248,809	341,615
Distribution/Service—Class B (See Note 3)	196,830	272,746
Distribution/Service—Class C (See Note 3)	14,099	18,399
Distribution/Service—Class R2 (See Note 3)	23	28
Administration and accounting (See Note 3)	—	218,416
Professional fees	72,356	114,708
Shareholder communication	50,537	133,460
Registration	88,863	85,284
Trustees	8,732	58,411
Custodian	3,630	31,775
Shareholder service (See Note 3)	9	—
Miscellaneous	6,904	57,179

Total expenses before waiver/reimbursement	4,222,354	7,769,921
Expense waiver/reimbursement from Manager (See Note 3)	(216,837)	(119,144)

Net expenses	4,005,517	7,650,777

Net investment income (loss)	(111,685)	1,911,289

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	45,237,991	58,502,775
Net change in unrealized appreciation (depreciation) on investments	92,859,130	(17,153,257)

Net realized and unrealized gain (loss) on investments	138,097,121	41,349,518

Net increase (decrease) in net assets resulting from operations	$137,985,436	$43,260,807

(a)	The Fund changed its fiscal year end from June 30 to October 31.

(b)	Dividends recorded net of foreign withholding taxes in the amount of $17,137 and $49,916 for the four-month period ended October 31, 2013 and the year ended June 30, 2013, respectively.

14	MainStay Cornerstone Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the period July 1, 2013 through October 31, 2013 and the years ended June 30, 2013 and June 30, 2012

	2013 (a)	2013	2012*
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(111,685)	$1,911,289	$(225,794)
Net realized gain (loss) on investments	45,237,991	58,502,775	21,596,363
Net change in unrealized appreciation (depreciation) on investments	92,859,130	(17,153,257)	(19,331,846)

Net increase (decrease) in net assets resulting from operations	137,985,436	43,260,807	2,038,723

Dividends and distributions to shareholders:
From net investment income:
Class A	—	(72,827)	—
Class I	—	(976,716)	—

	—	(1,049,543)	—

From net realized gain on investments:
Investor Class	(11,620,169)	—	—
Class A	(13,680,395)	(2,913,456)	(7,283,246)
Class B	(2,791,278)	—	—
Class C	(198,513)	—	—
Class I	(23,569,471)	(23,470,802)	(6,166,482)
Class R2	(1,284)	—	—

	(51,861,110)	(26,384,258)	(13,449,728)

Total dividends and distributions to shareholders	(51,861,110)	(27,433,801)	(13,449,728)

Capital share transactions:
Net proceeds from sale of shares	127,782,545	224,733,585	236,561,174
Net asset value of shares issued in connection with the acquisition of MainStay Growth Equity Fund (See Note 9)	—	539,595,303	—
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	51,485,520	25,434,466	12,537,211
Cost of shares redeemed	(85,300,744)	(115,106,399)	(211,414,962)

Increase (decrease) in net assets derived from capital share transactions	93,967,321	674,656,955	37,683,423

Net increase (decrease) in net assets	180,091,647	690,483,961	26,272,418

	2013 (a)	2013	2012*
Net Assets
Beginning of period	$1,015,299,630	$324,815,669	$298,543,251

End of period	$1,195,391,277	$1,015,299,630	$324,815,669

Undistributed net investment income at end of period	$806,187	$806,187	$—

*	This year was audited by a predecessor audit firm whose opinion was unqualified.

(a)	The Fund changed its fiscal year end from June 30 to October 31.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Financial Highlights selected per share data and ratios

Investor Class	July 1, 2013 through October 31, 2013***		January 18, 2013** through June 30, 2013
Net asset value at beginning of period	$29.64		$29.20	†

Net investment income (loss) (a)	(0.00	)‡	(0.03)
Net realized and unrealized gain (loss) on investments	3.87		0.47

Total from investment operations	3.87		0.44

Less distributions:
From net realized gain on investments	(1.50)		—

Net asset value at end of period	$32.01		$29.64

Total investment return (b)(c)	13.44%		1.51	% (d)
Ratios of expenses to average net assets:
Before expense waivers and reimbursements	1.05	% ††	1.77	% ††
After expense waivers and reimbursements	1.05	% ††	1.77	% ††
Ratios of net investment income(loss) to average net assets:
Before expense waivers and reimbursements	(0.01	%)††	(0.25	%)††
After expense waivers and reimbursements	(0.01	%)††	(0.25	%)††
Portfolio turnover rate	36%		98%
Net assets at end of period (in 000’s)	$245,125		$233,120

**	Inception date.
***	The Fund changed its fiscal year end from June 30 to October 31.
†	Based on the net asset value of Class A as of January 18, 2013.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

16	MainStay Cornerstone Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	July 1, 2013 through October 31,		Year ended June 30,
Class A	2013***		2013	2012****	2011****	2010****	2009****
Net asset value at beginning of period	$29.72		$29.41	$30.71	$21.10	$20.24	$26.43

Net investment income (loss) (a)	(0.01)		0.10	(0.07)	(0.18)	(0.12)	(0.06)
Net realized and unrealized gain (loss) on investments	3.88		2.57	0.16	9.79	0.98	(6.13)

Total from investment operations	3.87		2.67	0.09	9.61	0.86	(6.19)

Less dividends and distributions:
From net investment income	—		(0.06)	—	—	—	—
From net realized gain on investments	(1.50)		(2.30)	(1.39)	—	—	—

Total dividends and distributions	(1.50)		(2.36)	(1.39)	—	—	—

Net asset value at end of period	$32.09		$29.72	$29.41	$30.71	$21.10	$20.24

Total investment return (b)	13.40	% (c)	9.64%	0.72%	45.55%	4.25%	(23.42%)
Ratios of expenses to average net assets:
Before expense waivers and reimbursements	1.26	% ††	1.21%	1.34%	1.33%	1.39%	1.54%
After expense waivers and reimbursements	1.17	% ††	1.19%	1.34%	1.40%	1.48%	1.50%
Ratios of net investment income (loss) to average net assets:
Before expense waivers and reimbursements	(0.23	%)††	0.32%	(0.24%)	(0.58%)	(0.42%)	(0.37%)
After expense waivers and reimbursements	(0.14	%)††	0.34%	(0.24%)	(0.65%)	(0.51%)	(0.33%)
Portfolio turnover rate	36%		98%	114%	120%	132%	192%
Net assets at end of period (in 000’s)	$316,746		$272,378	$35,680	$155,583	$171,330	$106,119

***	The Fund changed its fiscal year end from June 30 to October 31.
****	This year was audited by a predecessor audit firm whose opinion was unqualified.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

Class B	July 1, 2013 through October 31, 2013***		January 18, 2013 ** through June 30, 2013
Net asset value at beginning of period	$29.54		$29.20	†

Net investment income (loss) (a)	(0.08)		(0.13)
Net realized and unrealized gain (loss) on investments	3.85		0.47

Total from investment operations	3.77		0.34

Less distributions:
From net realized gain on investments	(1.50)		—

Net asset value at end of period	$31.81		$29.54

Total investment return (b)(c)	13.14%		1.16	% (d)
Ratios of expenses to average net assets:
Before expense waivers and reimbursements	1.80	% ††	2.52	% ††
After expense waivers and reimbursements	1.80	% ††	2.52	% ††
Ratios of net investment income (loss) to average net assets:
Before expense waivers and reimbursements	(0.76	%)††	(0.99	%)††
After expense waivers and reimbursements	(0.76	%)††	(0.99	%)††
Portfolio turnover rate	36%		98%
Net assets at end of period (in 000’s)	$59,371		$55,524

**	Inception date.
***	The Fund changed its fiscal year end from June 30 to October 31.
†	Based on the net asset value of Class A as of January 18, 2013.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

18	MainStay Cornerstone Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class C	July 1, 2013 through October 31, 2013***		January 18, 2013** through June 30, 2013
Net asset value at beginning of period	$29.54		$29.20	†

Net investment income (loss) (a)	(0.08)		(0.13)
Net realized and unrealized gain (loss) on investments	3.85		0.47

Total from investment operations	3.77		0.34

Less distributions:
From net realized gain on investments	(1.50)		—

Net asset value at end of period	$31.81		$29.54

Total investment return (b)(c)	13.14%		1.16	% (d)
Ratios of expenses to average net assets:
Before expense waivers and reimbursements	1.80	% ††	2.52	% ††
After expense waivers and reimbursements	1.80	% ††	2.52	% ††
Ratios of net investment income (loss) to average net assets:
Before expense waivers and reimbursements	(0.76	%)††	(1.00	%)††
After expense waivers and reimbursements	(0.76	%)††	(1.00	%)††
Portfolio turnover rate	36%		98%
Net assets at end of period (in 000’s)	$4,325		$3,851

**	Inception date.
***	The Fund changed its fiscal year end from June 30 to October 31.
†	Based on the net asset value of Class A as of January 18, 2013.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	July 1, 2013 through October 31,		Year ended June 30,			November 2, 2009** through June 30,
Class I	2013***		2013	2012****	2011****	2010****
Net asset value at beginning of period	$30.01		$29.63	$30.84	$21.14	$22.64

Net investment income (loss) (a)	0.01		0.17	0.00 ‡	(0.11)	(0.04)
Net realized and unrealized gain (loss) on investments	3.92		2.61	0.18	9.81	(1.46)

Total from investment operations	3.93		2.78	0.18	9.70	(1.50)

Less dividends and distributions:
From net investment income	—		(0.10)	—	—	—
From net realized gain on investments	(1.50)		(2.30)	(1.39)	—	—

Total dividends and distributions	(1.50)		(2.40)	(1.39)	—	—

Net asset value at end of period	$32.44		$30.01	$29.63	$30.84	$21.14

Total investment return (b)	13.51	%(c)	9.91%	1.02%	45.88%	(6.63	%)(c)
Ratios of expenses to average net assets:
Before expense waivers and reimbursements	0.99	%††	1.00%	1.10%	1.10%	1.12	% ††
After expense waivers and reimbursements	0.92	%††	0.97%	1.10%	1.14%	1.20	% ††
Ratios of net investment income (loss) to average net assets:
Before expense waivers and reimbursements	0.04	%††	0.55%	0.01%	(0.34%)	(0.18	)% ††
After expense waivers and reimbursements	0.11	%††	0.58%	0.01%	(0.38%)	(0.26	%)††
Portfolio turnover rate	36%		98%	114%	120%	132%
Net assets at end of period (in 000’s)	$569,795		$450,402	$289,136	$142,960	$7,518

**	Inception date.
***	The Fund changed its fiscal year end from June 30 to October 31.
****	This year was audited by a predecessor audit firm whose opinion was unqualified.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

20	MainStay Cornerstone Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class R2	July 1, 2013 through October 31, 2013***		January 18, 2013** through June 30, 2013
Net asset value at beginning of period	$29.70		$29.20	†

Net investment income (loss) (a)	(0.04)		0.03
Net realized and unrealized gain (loss) on investments	3.88		0.47

Total from investment operations	3.84		0.50

Less distributions:
From net realized gain on investments	(1.50)		—

Net asset value at end of period	$32.04		$29.70

Total investment return (b)(c)	13.30%		1.71	%(d)
Ratios of expenses to average net assets:
Before expense waivers and reimbursements	1.39	% ††	1.30	%††
After expense waivers and reimbursements	1.39	% ††	1.30	%††
Ratios of net investment income (loss) to average net assets:
Before expense waivers and reimbursements	(0.37	%)††	0.23	%††
After expense waivers and reimbursements	(0.37	%)††	0.23	%††
Portfolio turnover rate	36%		98%
Net assets at end of period (in 000’s)	$29		$25

**	Inception date.
***	The Fund changed its fiscal year end from June 30 to October 31.
††	Annualized.
†	Based on the net asset value of Class A as of January 18, 2013.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-four funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Cornerstone Growth Fund (the “Fund”), a diversified fund. The Fund is successor to Keystone Large Cap Growth Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Cornerstone Capital Management LLC, a Minnesota limited liability company and the predecessor entity to the Fund’s Subadvisor (as defined in Note 3(A)), served as investment adviser. The financial statements of the Fund reflect the historical results of corresponding shares of the Predecessor Fund prior to its reorganization on January 11, 2013. Upon the completion of the reorganization, the Class A and Class I shares of the Fund assumed the performance, financial and other information of the Predecessor Fund. All information and references to periods prior to January 11, 2013 refer to the Predecessor Fund.

The Fund currently offers six classes of shares. Investor Class, Class B, Class C and Class R2 were first offered as of the close of business on January 18, 2013. Class B shares were closed to new investors as of January 18, 2013, however, existing Class B shareholders continue to be able to add to their existing account. Class A shares commenced operations on August 7, 2006. Class I shares commenced operations on November 2, 2009. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term growth of capital.

Effective July 1, 2013, the MainStay Cornerstone Growth Fund changed its fiscal and tax year end from June 30 to October 31.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation measurements under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are estimated within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or

22	MainStay Cornerstone Growth Fund

methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring the fair value of investments)

The aggregate value by input level, as of October 31, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Broker Dealer Quotes	• Reported Trades
• Two-sided markets	• Issuer Spreads
• Bids/Offers	• Benchmark securities
• Industry and economic events	• Reference Data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be measured using the methodologies described above are valued by methods deemed in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. After the completion of the reorganization, the Fund assumed the current fair value methodologies described in this note.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2013, the Fund did not hold any securities that were fair valued in such a manner.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax is required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

mainstayinvestments.com	23

Notes to Financial Statements (continued)

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2013.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  Effective after the close of business on January 11, 2013, New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), began serving as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. Cornerstone Capital Management LLC, an affiliate of New York Life Investments (“CCM” or “Subadvisor”), serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and CCM, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net

24	MainStay Cornerstone Growth Fund

assets as follows: 0.70% up to $500 million; 0.675% from $500 million to $1 billion; and 0.65% in excess of $1 billion. The effective management fee rate was 0.68% for the period ended October 31, 2013. Prior to the close of business on January 11, 2013, the monthly fee rates paid to CCM were 0.70% on the average daily net asset.

Effective after the close of business on January 11, 2013, New York Life Investments entered into a written expense limitation agreement under which it has agreed to reimburse expenses of Class A and Class I shares so that the total ordinary operating expenses for Class A and Class I shares do not exceed 1.34% and 1.09%, respectively, of average daily net assets. This agreement will be in effect for a two-year period unless extended by New York Life Investments and approved by the Board. Total Annual Fund operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests.

Prior to the close of business on January 11, 2013, the Predecessor entity to CCM had a written expense limitation agreement under which it had agreed to waive a portion of the Predecessor Fund’s management fee and/or reimburse expenses of the Predecessor Fund to ensure that Total Annual Fund operating expenses for Class A and Class I (exclusive of taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends on short positions, acquired fund fees and expenses and extraordinary or non-recurring expenses, such as litigation) did not exceed 1.45% and 1.20%, respectively, of the Predecessor Fund’s average annual net assets. The Predecessor entity to CCM was permitted to be reimbursed by the Predecessor Fund for management fee reductions and/or expense payments made in the prior three fiscal years, so long as the reimbursement did not cause the Predecessor Fund’s Total Annual Fund Operating Expenses to exceed the expense limitation.

New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) applicable to Class A and Class I shares do not exceed the following percentages of average daily net assets: Class A, 1.17%; and Class I, 0.92%. These voluntary waivers will remain in effect until February 28, 2014, unless terminated earlier by New York Life Investments or the Board of Trustees.

For the period January 11, 2013 through June 30, 2013, New York Life Investments earned fees from the Fund in the amount of $3,017,484 and waived its fees and/or reimbursed expenses in the amount of $98,675.

For the period July 1, 2013 through October 31, 2013, New York Life Investments earned fees from the Fund in the amount of $2,574,969 and waived its fees and/or reimbursed expenses in the amount of $216,837.

For the period from July 1, 2012 through January 11, 2013, the Predecessor entity to CCM earned fees from the Fund in the amount of $1,280,076 and waived its fees and/or reimbursed expenses in the amount of $20,469.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Prior to the close of business on January 11, 2013, these services were provided by U.S. Bancorp Fund Services, LLC and U.S. Bank N.A. The services provided by U.S. Bank, N.A., were a direct expense of the Fund and are included in the Statement of Operations as Administration and Accounting which totaled $218,416 for the period July 1, 2012 through January 11, 2013.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

Prior to the close of business on January 11, 2013, Quasar Distributors, LLC (“Quasar”) served as the distributor to the Predecessor Fund. As the distributor, Quasar, received a monthly distribution fee from Class A shares at an annual rate of 0.25% of the average daily net assets.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $6,608 and $4,488, respectively, for the period ended October 31, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B

mainstayinvestments.com	25

Notes to Financial Statements (continued)

and Class C shares of $7, $765, $22,203 and $327, respectively, for the period ended October 31, 2013.

(D)  Transfer,  Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC.

Prior to the close of business on January 11, 2013, these services were provided by U.S. Bancorp Fund Services, LLC. Transfer agent expenses incurred by the Fund for the period ended June 30, 2013, were as follows (inclusive of amounts paid to U.S. Bancorp Fund Services, LLC):

Investor Class	$815,331
Class A	274,516
Class B	209,135
Class C	14,124
Class I	562,115
Class R2	23

Transfer agent expenses incurred by the Fund for the period ended October 31, 2013, were as follows:

Investor Class	$44,603
Class A	272,084
Class B	10,610
Class C	733
Class I	422,751
Class R2	28

(E)  Capital.  As of October 31, 2013, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class R2	$28,814	100%

Note 4–Federal Income Tax

As of October 31, 2013, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accu- mulated Capital and Other Gain (Loss)	Capital Loss Carryforward	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$54,936,769	$4,653,275	$(2,804,436)	$141,982,576	$198,768,184

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2013 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$111,685	$18,973,080	$(19,084,765)

The reclassifications for the Fund are primarily due to ordinary loss netting to reduce short term capital gains and long term capital gain distribution adjustments.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Fund utilized $472,528 of capital loss carryforwards during the four-month period ended October 31, 2013.

The Fund has capital losses of $2,804,436 that will expire on 10/31/2015, and are subject to limitation.

The tax character of distributions paid during the four-month period ended October 31, 2013 and the fiscal years ended June 30, 2013 and June 30, 2012 shown in the Statements of Changes in Net Assets, was as follows:

	October 31 2013	June 30 2013	June 30 2012
Distributions paid from:
Ordinary Income	$—	$11,480,024	$2,354,099
Long-Term Capital Gain	51,861,110	15,953,777	11,095,629
Total	$51,861,110	$27,433,801	$13,449,728

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Prior to the close of business on January 11, 2013, these services were provided by U.S. Bank, N.A.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

26	MainStay Cornerstone Growth Fund

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon and State Street, who serve as the agents to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 28, 2013, the aggregate commitment amount was $200,000,000 with an optional maximum amount of $250,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2013.

Note 7–Purchases and Sales of Securities (in 000’s)

During the four-month period ended October 31, 2013, purchases and sales of securities, other than short-term securities, were $408,307 and $384,322, respectively.

Note 8–Capital Share Transactions

Investor Class (a)	Shares	Amount
Four-month period ended October 31, 2013:
Shares sold	121,208	$3,768,698
Shares issued to shareholders in reinvestment of dividends and distributions	389,467	11,594,508
Shares redeemed	(720,804)	(22,584,402)

Net increase (decrease) in shares outstanding before conversion	(210,129)	(7,221,196)
Shares converted into Investor Class (See Note 1)	3,983	120,669

Net increase (decrease)	(206,146)	$(7,100,527)

Period ended June 30, 2013:
Shares sold	84,732	$2,504,594
Shares issued in connection with the acquisition of MainStay Growth Equity Fund	8,156,933	238,156,340
Shares redeemed	(422,724)	(12,518,021)

Net increase (decrease) in shares outstanding before conversion	7,818,941	228,142,913
Shares converted into Investor Class (See Note 1)	188,961	5,594,968
Shares converted from Investor Class (See Note 1)	(143,447)	(4,223,920)

Net increase (decrease)	7,864,455	$229,513,961

Class A	Shares	Amount
Four-month period ended October 31, 2013:
Shares sold	782,329	$24,533,772
Shares issued to shareholders in reinvestment of dividends and distributions	449,035	13,408,540
Shares redeemed	(524,622)	(16,331,659)

Net increase (decrease) in shares outstanding before conversion	706,742	21,610,653
Shares converted into Class A (See Note 1)	1,056	32,034

Net increase (decrease)	707,798	$21,642,687

Year ended June 30, 2013:
Shares sold	746,721	$22,228,053
Shares issued in connection with the acquisition of MainStay Growth Equity Fund	7,950,596	232,131,950
Shares issued to shareholders in reinvestment of dividends and distributions	36,306	1,004,237
Shares redeemed	(965,939)	(28,944,947)

Net increase (decrease) in shares outstanding before conversion	7,767,684	226,419,293
Shares converted into Class A (See Note 1)	202,643	6,011,509
Shares converted from Class A (See Note 1)	(19,452)	(577,911)

Net increase (decrease)	7,950,875	$231,852,891

Year ended June 30, 2012:
Shares sold	1,457,364	$41,680,725
Shares issued to shareholders in reinvestment of dividends and distributions	242,119	6,496,042
Shares redeemed	(5,552,218)	(167,504,131)

Net increase (decrease)	(3,852,735)	$(119,327,364)

Class B (a)	Shares	Amount
Four-month period ended October 31, 2013:
Shares sold	54,179	$1,683,035
Shares issued to shareholders in reinvestment of dividends and distributions	93,780	2,778,880
Shares redeemed	(156,091)	(4,838,468)

Net increase (decrease) in shares outstanding before conversion	(8,132)	(376,553)
Shares converted from Class B (See Note 1)	(5,064)	(152,703)

Net increase (decrease)	(13,196)	$(529,256)

Period ended June 30, 2013:
Shares sold	75,939	$2,246,409
Shares issued in connection with the acquisition of MainStay Growth Equity Fund	2,184,189	63,771,319
Shares redeemed	(151,181)	(4,470,647)

Net increase (decrease) in shares outstanding before conversion	2,108,947	61,547,081
Shares converted from Class B (See Note 1)	(229,430)	(6,804,646)

Net increase (decrease)	1,879,517	$54,742,435

mainstayinvestments.com	27

Notes to Financial Statements (continued)

Class C (a)	Shares	Amount
Four-month period ended October 31, 2013:
Shares sold	19,435	$599,990
Shares issued to shareholders in reinvestment of dividends and distributions	5,590	165,588
Shares redeemed	(19,396)	(603,294)

Net increase (decrease)	5,629	$162,284

Period ended June 30, 2013:
Shares sold	18,487	$546,418
Shares issued in connection with the acquisition of MainStay Growth Equity Fund	140,349	4,097,732
Shares redeemed	(28,484)	(843,781)

Net increase (decrease)	130,352	$3,800,369

Class I	Shares	Amount
Four-month period ended October 31, 2013:
Shares sold	3,073,403	$97,197,050
Shares issued to shareholders in reinvestment of dividends and distributions	780,137	23,536,720
Shares redeemed	(1,296,735)	(40,942,921)

Net increase (decrease)	2,556,805	$79,790,849

Year ended June 30, 2013:
Shares sold	6,592,004	$197,183,111
Shares issued in connection with the acquisition of MainStay Growth Equity Fund	48,840	1,437,962
Shares issued to shareholders in reinvestment of dividends and distributions	875,949	24,430,229
Shares redeemed	(2,263,660)	(68,329,003)

Net increase (decrease)	5,253,133	$154,722,299

Year ended June 30, 2012:
Shares sold	6,403,637	$194,880,449
Shares issued to shareholders in reinvestment of dividends and distributions	223,913	6,041,169
Shares redeemed	(1,505,766)	(43,910,831)

Net increase (decrease)	5,121,784	$157,010,787

Class R2 (a)	Shares	Amount
Four-month period ended October 31, 2013:
Shares issued to shareholders in reinvestment of dividends and distributions	43	1,284

Net increase (decrease)	43	$1,284

Period ended June 30, 2013:
Shares sold	856	$25,000

Net increase (decrease)	856	$25,000

(a) Class B shares, Class C shares, Investor Class shares and Class R2 shares were first offered on January 18, 2013.

Note 9–Fund Acquisitions

Keystone Large Cap Growth Fund

On January 11, 2013, MainStay Cornerstone Growth Fund acquired all of the net assets of Keystone Large Cap Growth Fund, an open-end investment company, pursuant to a plan of reorganization approved by Keystone Large Cap Growth Fund shareholders on December 18, 2012. The acquisition was accomplished by a tax-free exchange of 12,423,785 shares of MainStay Cornerstone Growth Fund, valued at $39,966,272 for 1,366,582 Class A shares and $326,082,048 for 11,057,203 Class I shares of Keystone Large Cap Growth Fund outstanding on January 11, 2013. The investment portfolio of Keystone Large Cap Growth Fund, with a fair value of $365,640,832 and identified cost of $330,906,053 at January 11, 2013 was the principal asset acquired by MainStay Cornerstone Growth Fund. Immediately prior to the merger, MainStay Cornerstone Growth Fund did not have any assets or liabilities. On January 18, 2013, the MainStay Cornerstone Growth Fund also launched Classes A, B, C, R2 and Investor. Assuming the acquisition had been completed on July 1, 2012, the beginning of the annual reporting period of MainStay Cornerstone Growth Fund, there would have been no difference in the results of operations since the acquiring fund was established to receive all assets and liabilities of the predecessor, Keystone Large Cap Growth Fund, and the MainStay Cornerstone Growth Fund did not have any operations or investment activities prior to the acquisition.

MainStay Growth Equity Fund

At a meeting held on September 24-25, 2012, the Board approved a plan of reorganization whereby the Fund would acquire the assets, including the investments, and assume the liabilities on MainStay Growth Equity Fund, a series of MainStay Funds Trust. Shareholders of MainStay Growth Equity Fund approved this reorganization on January 7, 2013, which was then completed on January 18, 2013. The aggregate net assets of the acquiring Fund, MainStay Cornerstone Growth Fund, immediately before the acquisition were $367,512,018 and the combined net assets after the acquisition were $907,107,321.

The acquisition was accomplished by a tax-free exchange of the following:

	Shares	Value
MainStay Growth Equity Fund
Investor Class	20,529,705	$238,156,340
Class A	19,906,164	232,131,950
Class B	5,796,666	63,771,319
Class C	372,398	4,097,732
Class I	122,131	1,437,962

In exchange for the MainStay Growth Equity Fund shares and net assets, the Fund issued 8,156,933, 7,950,596, 2,184,189, 140,349, and 48,840 of Investor Class, Class A, Class B, Class C, and Class I shares, respectively.

28	MainStay Cornerstone Growth Fund

MainStay Growth Equity Fund’s net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation (depreciation), accumulated net realized gain (loss) and undistributed net investment income:

	Total Net Assets	Capital Stock	Unrealized Appreciation (Depreciation)	Capital Loss Carry Forward	Realized Capital Gain
MainStay Growth Equity Fund	$539,595,303	$479,358,627	$46,457,288	$(5,305,378)	$19,084,766

Assuming the acquisition of MainStay Growth Equity Fund had been completed on July 1, 2012, the Fund’s pro forma results of operations for the year ended June 30, 2013, are as follows:

Net investment income (loss)	$3,520,881
Net gain on investments	$78,546,274
Net increase in net assets resulting from operations	$82,067,155

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the MainStay Growth Equity Fund that have been included in the Fund’s Statement of Operations since January 18, 2013.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from MainStay Growth Equity Fund, in the amount of $482,929,858, was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Note 10–Change in Independent Registered Public Accounting Firm (Unaudited)

On September 24, 2012, KPMG LLP (KPMG) was selected as the Fund’s independent registered public accounting firm. The Fund’s selection of

KPMG as its independent registered public accounting firm was recommended by the Fund’s audit committee and was approved by the Fund’s Board of Trustees.

Ernst & Young LLP (E&Y) was the independent registered public accounting firm for the Predecessor Fund. The reports of the financial statements audited by E&Y for the Predecessor Fund for each of the years in the four-year period ended June 30, 2012 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Predecessor Fund and E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of E&Y would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the period ended October 31, 2013, events and transactions subsequent to October 31, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	29

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Cornerstone Growth Fund, one of the funds constituting MainStay Funds Trust, as of October 31, 2013, and the related statements of operations, and changes in net assets and the financial highlights for the period July 1, 2013 through October 31, 2013 and the year ended June 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets and the financial highlights for each of the years or periods presented through June 30, 2012 were audited by other auditors, whose report thereon dated August 27, 2012, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Cornerstone Growth Fund of MainStay Funds Trust as of October 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the period July 1, 2013 through October 31, 2013 and the year ended June 30, 2013, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 20, 2013

30	MainStay Cornerstone Growth Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $51,861,110 as long term capital gain distributions.

In February 2014, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2013. The amounts that are reported on such Form 1099-DIV or substitute Form 1099 are the amounts you are to use on your federal income tax return and potentially differ from the amounts which we are reporting for the Fund’s fiscal year ended October 31, 2013.

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure (Unaudited)

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	31

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008***.	Chief Investment Officer, New York Life Insurance Company (since 2011); President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC (since 2008); Member of the Board, MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, and Cornerstone Capital Management Holdings LLC (fka Madison Square Investors LLC) (since 2008); Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012); Member of the Board of Private Advisors, L.L.C.(since 2010); Member of the Board of MCF Capital Management LLC (since 2012); and President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	79

MainStay VP Funds Trust:
Trustee since 2008
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

32	MainStay Cornerstone Growth Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990***.	President; Strategic Management Advisors LLC (since 1990)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (50 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011; Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios); State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002***.	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	79

MainStay VP Funds Trust:
Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Managing Director, ICC Capital Management; President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	79

MainStay VP Funds Trust: Trustee
since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

mainstayinvestments.com	33

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009.	Visiting Professor, University of California—San Diego (since 2012); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School Business, University of Chicago (since 2008)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	79

MainStay VP Funds Trust:
Trustee since 1997
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (25 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

34	MainStay Cornerstone Growth Fund

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.*

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance, New York Life Investment Management LLC (since 2009); Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2009)**; Assistant Secretary, MainStay Funds (2006 to 2008) and MainStay VP Series Fund, Inc. (2005 to 2008)**
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (2006 to 2012); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

mainstayinvestments.com	35

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-32022 MS322-13	MSCG11-12/13 NL045

MainStay California Tax Free Opportunities Fund

Message from the President and Annual Report

October 31, 2013

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Message from the President

With a few notable exceptions, major stock markets around the world tended to advance strongly during the 12 months ended October 31, 2013. According to Russell data, many U.S. stock indexes rose more than 25%, and some exceeded 30%. In the United States, growth stocks tended to outperform value stocks, but the differences were slight among large-capitalization issues.

European stocks were generally strong, with some regional variations. The market seemed convinced that the European Union would remain intact and that economic recovery would be possible, even in troubled peripheral nations. Japanese stocks advanced as the yen weakened and monetary and fiscal stimulus plans went into effect. Slowing growth prospects for China, however, led to weaker stock-market performance for that nation and its major suppliers, including Peru, Chile and Indonesia.

In the United States, stocks were buoyed by steady progress in corporate earnings and general improvements in profits. Stock prices occasionally faltered as politicians debated the so-called fiscal cliff, imposed a government shutdown and wrangled over debt limits. But stocks quickly recovered when agreements were reached and the government shutdown ended.

The Federal Reserve maintained the federal funds target rate in a range near zero, which drew money into stocks. When the Federal Reserve suggested that it might begin to gradually taper its security purchases, however, U.S. Treasury yields rose sharply. Stocks that tend to serve as a proxy for yield, including real estate investment trusts (REITs) and utilities, sold off. In September, the Federal Reserve noted that economic conditions did not yet warrant the anticipated tapering, and the announcement helped calm investor concerns.

Rising interest rates left many bond investors in negative territory for the 12 months ended October 31, 2013. (Bond prices tend to fall as interest rates rise and tend to rise as interest rates fall.) As an asset class, U.S. Treasury securities generally provided negative total returns, as did many high-grade bonds. Searching for additional yield, many fixed-income investors took on the higher risk of high-yield bonds, which advanced during the reporting period. Others moved into convertible bonds, which generally benefited from the rising stock market.

Through all of these market changes, the portfolio managers of MainStay Funds focused on the investment objectives of their respective Funds and on the available investment strategies. Our portfolio managers used disciplined investment techniques, seeking to achieve long-term results consistent with their mandate.

Whether the markets go up or down, we believe that shareholders do well to maintain a long-term, wide-range perspective. With appropriate diversification, negative results in one asset class may be balanced by positive results in others. While some investors find volatility troublesome, experienced investors know that without it, market opportunities would be limited.

The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2013. While past performance is no guarantee of future results, we encourage you to get invested, stay invested and add to your investments whenever you can.

We thank you for choosing MainStay Funds, and we look forward to strengthening our relationship over time.

Sincerely,

Stephen P. Fisher

President

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2013

Class	Sales Charge		Since Inception (2/28/13)		Gross Expense Ratio[2]
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–	10.64 –6.43%	1.22 1.22%
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–	10.45 –6.23	1.10 1.10
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges		–7.39 –6.48	1.47 1.47
Class I Shares	No Sales Charge			–6.17	0.85

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Since Inception
Barclays California Municipal Bond Index[3]	–	2.27%
Average Lipper California Municipal Debt Fund[4]	–	4.34

3.	The Barclays California Municipal Bond Index is a market-value-weighted index of California investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more. The Barclays California Municipal Bond Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The average Lipper California municipal debt fund is representative of funds that, by portfolio practice, invest primarily in municipal debt issues that are exempt from taxation in California (double tax-exempt) or a city in California (triple tax-exempt). This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay California Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay California Tax Free Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2013, to October 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2013, to October 31, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/13	Ending Account Value (Based on Actual Returns and Expenses) 10/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$920.50	$4.79	$1,020.20	$5.04

Class A Shares	$1,000.00	$923.40	$3.64	$1,021.40	$3.82

Class C Shares	$1,000.00	$920.40	$5.76	$1,019.20	$6.06

Class I Shares	$1,000.00	$922.70	$2.42	$1,022.70	$2.55

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.99% for Investor Class, 0.75% for Class A,1.19% for Class C and 0.50% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of October 31, 2013 (Unaudited)

General Obligation	23.9%
Transportation	13.3
General	10.0
Airport	7.6
School District	6.6
Medical	6.1
Development	4.5
Facilities	4.4
Appropriation	4.2
Tobacco Settlement	3.8
Nursing Homes	2.5
Dedicated Tax	2.2

Higher Education	2.0%
Water	2.0
Utilities	1.5
Education	1.0
Unaffiliated Investment Company	1.0
State General Obligation	0.5
Industrial Development / Pollution Control	0.4
Hospital	0.3
Other Assets, Less Liabilities	2.2

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of October 31, 2013 (excluding short-term investment) (Unaudited)

1.	Bay Area Toll Authority, Revenue Bonds, 5.00%–5.125%, due 4/1/34–4/1/39

2.	Kern Community College District, Safety Repair & Improvement, General Obligation, 5.25%–5.75%, due 11/1/31–11/1/34

3.	Riverside County Transportation Commission, Limited Tax, Revenue Bonds, 5.25%, due 6/1/39

4.	Centinela Valley Union High School District, Election 2010, Unlimited General Obligation, (zero coupon)–5.75%, due 8/1/34–8/1/41

5.	Anaheim, California, School District, Unlimited General Obligation, 6.25%, due 8/1/40
6.	San Francisco City & County Redevelopment Agency, Successor Agency Community, 6-Mission Bay Public Improvements, Special Tax, 5.00%, due 8/1/27–8/1/28

7.	California Infrastructure & Economic Development Bank, Revenue Bonds, 5.00%, due 9/1/28

8.	Los Angeles, Department of Airports, International Airport, Revenue Bonds, 5.00%, due 5/15/31

9.	Anaheim Public Financing Authority, Public Improvement Project, Revenue Bonds, 4.75%, due 9/1/33

10.	San Bernardino County Financing Authority, Court House Facilities Project, Revenue Bonds, 5.50%, due 6/1/37

8	MainStay California Tax Free Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden and Scott Sprauer of MacKay Shields LLC, the Fund's Subadvisor.

How did MainStay California Tax Free Opportunities Fund perform relative to its benchmark and peers from its inception on February 28, 2013, through October 31, 2013?

Excluding all sales charges, MainStay California Tax Free Opportunities Fund returned –6.43% for Investor Class shares, –6.23% for Class A shares and –6.48% for Class C shares from February 28, 2013, through October 31, 2013. Over the same period, Class I shares returned –6.17%. All share classes underperformed the –2.27% return of the Barclays California Municipal Bond Index,1 which is the Fund’s broad-based securities-market index, and the –4.34% return of the average Lipper2 California municipal debt fund from February 28, 2013, through October 31, 2013. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund's relative performance from February 28, 2013, through October 31, 2013?

From the Fund’s inception on February 28, 2013, through October 31, 2013, the Fund had a longer duration3 than the Barclays California Municipal Bond Index. This negatively affected relative performance, as we sought to position the Fund in attractive credits and structures in the months following the Fund’s initial launch. Unfortunately, the market sold off from June through August, because of various concerns. During this downturn, many of the Fund’s longer-duration securities suffered more substantially from a price perspective than shorter-duration securities.

What was the Fund’s duration strategy during the reporting period?

The Fund’s duration is targeted to be in a neutral range relative to the municipal bonds in which the Fund can invest, as outlined in the Prospectus. Depending on conditions in the municipal market, such as seasonal supply-and-demand imbalances and our outlook for what lies ahead, we may at times adjust the Fund’s duration modestly shorter or longer. During the reporting period, the Fund’s duration was longer than that of its benchmark as we continued to see value in bonds maturing beyond 15 years.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

A combination of factors affected the municipal market during the reporting period. Among these were stronger economic data, which prompted speculation about a rotation from bonds to equities, and suggestions that the Federal Reserve might taper its bond purchases. Financial difficulties in Detroit and Puerto Rico also affected the market, drawing money away from municipal bond mutual funds in 2013. This caused municipal yields to move materially higher and drove bond prices lower. This rapid change in market sentiment created opportunities for the Fund to reposition itself in several ways. We focused on selling securities that had fallen in value, as we sought to realize losses that could offset current and future gains in the Fund. During periods of institutional market illiquidity, we targeted the strong appetite for individual bonds among retail investors to execute sales at prices we viewed as favorable relative to the market. We used the proceeds to buy bonds that became available because of industry outflows. We placed special emphasis on increasing the current yield of Fund holdings.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

Relative to the Barclays California Municipal Bond Index, the most significant positive contribution to the Fund’s performance came from our decision to avoid securities issued by the Commonwealth of Puerto Rico. (Contributions take weightings and total returns into account.) Puerto Rico bonds substantially underperformed the general municipal market during the reporting period. The Fund was positioned with a longer-maturity, lower-rating profile than the Barclays California Municipal Bond Index, which consists entirely of investment-grade bonds. The Fund can opportunistically invest up to 20% of its net assets in below-investment-grade bonds. This strategy performed well during the first few months after the Fund’s inception as credit spreads4 narrowed. As municipal mutual fund outflows increased from June through August, however, the municipal yield curve5 steepened and credit spreads widened. These conditions detracted from the Fund’s performance relative to the Barclays California Municipal Bond Index. The Fund’s

1.	See footnote on page 6 for more information on the Barclays California Municipal Bond Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting. The municipal yield curve is said to be steep when the spread between short-term and long-term municipal bonds is large and the yields of intermediate-term municipal bonds remain within that spread.

mainstayinvestments.com	9

allocation to tobacco bonds also detracted from relative perfor-mance. These non-investment-grade bonds are not included in the Index.

Did the Fund make any significant purchases or sales during the reporting period?

Because the reporting period included the time when we initially invested the Fund’s assets, all purchases and sales in the Fund may be considered significant.

How did the Fund's sector weightings change during the reporting period?

Because the reporting period includes the initial investment of Fund assets, the Fund’s sector weights changed as bonds were purchased. The prevalent sectors in the Fund, such as local general obligation bonds and the transportation, special tax and hospitals sectors, reflect our desire to construct a reasonably well diversified Fund and to include exposure to infrequent municipal issuers. In our opinion, the scarcity value6 of infrequent issuers was likely to enhance the performance of selected bonds over time.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2013, the Fund was overweight relative to the Barclays California Municipal Bond Index in bonds with maturities of 15 years or longer. The Fund was also overweight relative to the Index in credits rated BBB7 and held approximately 14% of its net assets in below-investment-grade credits.

On the same date, the Fund held underweight positions relative to the Index in securities rated AAA8 and in bonds with maturities of less than 10 years. We expect that these sectors could have a higher correlation to inflation and to potentially higher interest rates than the rest of the municipal market.

6.	Scarcity value is value added to a security by desirable characteristics—such as atypical yield, unusual protective covenants or rare availability—that tend to be difficult to find in the marketplace.
7.	An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. It is the opinion of S&P, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
8.	An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay California Tax Free Opportunities Fund

Portfolio of Investments October 31, 2013

	Principal Amount	Value

Municipal Bonds 96.8%†
Airport 7.6%
Antonio B Won Pat International Airport Authority, Guam Airport, Revenue Bonds
Series C, Insured: AGM 6.00%, due 10/1/34 (a)	$1,000,000	$1,033,910
♦Los Angeles, Department of Airports, International Airport, Revenue Bonds
Series B 5.00%, due 5/15/31	1,500,000	1,570,590
San Diego County Regional Airport Authority, Revenue Bonds
Series B 5.00%, due 7/1/30 (a)	1,325,000	1,365,903

		3,970,403

Appropriation 4.2%
♦Anaheim Public Financing Authority, Public Improvement Project, Revenue Bonds
Series A-1, Insured: NATL-RE 4.75%, due 9/1/33	1,500,000	1,502,505
Stockton Public Financing Authority, Parking & Capital Projects, Revenue Bonds Insured: NATL-RE 5.25%, due 9/1/22	305,000	283,528
Stockton Redevelopment Agency, Stockton Events Center-Arena Project, Revenue Bonds
Insured: NATL-RE 5.00%, due 9/1/28	285,000	252,393
Insured: NATL-RE 5.00%, due 9/1/36	195,000	166,836

		2,205,262

Dedicated Tax 2.2%
City of San Jose California Special Hotel Tax Convention Center Expansion, Revenue Bonds 6.50%, due 5/1/36	760,000	866,225
Guam Government, Hotel Occupancy Tax, Revenue Bonds
Series A 6.50%, due 11/1/40	250,000	273,053

		1,139,278

	Principal Amount	Value

Development 4.5%
California Statewide Communities Development Authority, Provident Group, Pomona Properties, Revenue Bonds
Series A 5.75%, due 1/15/45	$500,000	$426,080
San Francisco City & County Redevelopment Agency, Community Facilities District, Special Tax
Series A 5.00%, due 8/1/23	300,000	324,249
♦San Francisco City & County Redevelopment Agency, Successor Agency Community, 6-Mission Bay Public Improvements, Special Tax
Series C 5.00%, due 8/1/27	1,000,000	1,026,300
5.00%, due 8/1/28	580,000	593,578

		2,370,207

Education 1.0%
California School Finance Authority, Classical Academies Project, Revenue Bonds
Series A-1 7.375%, due 10/1/43	500,000	513,155

Facilities 4.4%
♦San Bernardino County Financing Authority, Court House Facilities Project, Revenue Bonds
Series C, Insured: NATL-RE 5.50%, due 6/1/37	1,500,000	1,420,380
Territory of Guam, Unlimited General Obligation
Series A 6.75%, due 11/15/29	825,000	864,856

		2,285,236

General 10.0%
♦California Infrastructure & Economic Development Bank, Revenue Bonds
5.00%, due 9/1/28	1,500,000	1,593,405
Cathedral City Public Financing Authority, Tax Allocation
Series A, Insured: NATL-RE (zero coupon), due 8/1/30	1,085,000	407,352
♦Riverside County Transportation Commission, Limited Tax, Revenue Bonds
Series A 5.25%, due 6/1/39	2,000,000	2,151,120

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2013. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
General (continued)
San Jose Financing Authority, Civic Center Project, Revenue Bonds
Series A 5.00%, due 6/1/33	$1,000,000	$1,057,690

		5,209,567

General Obligation 23.9%
♦Anaheim, California, School District, Unlimited General Obligation Insured: AGM 6.25%, due 8/1/40	1,500,000	1,698,855
California School Facilities Financing Authority, Azusa Unified School District, Revenue Bonds
Series A, Insured: AGM 5.00%, due 8/1/32	1,095,000	1,131,923
♦Centinela Valley Union High School District, Election 2010, Unlimited General Obligation
Series A (zero coupon), due 8/1/34	2,750,000	691,570
Series A 5.75%, due 8/1/41	1,000,000	1,094,640
El Monte Union High School District, Election of 2008, General Obligation
Series A, Insured: GTY 5.50%, due 6/1/34	1,000,000	1,074,870
♦Kern Community College District, Safety Repair & Improvement, General Obligation
Series C 5.25%, due 11/1/31	1,500,000	1,603,830
Series C 5.75%, due 11/1/34	650,000	751,316
Pomona Unified School District, Election 2008, Unlimited General Obligation
Series E, Insured: AGM 5.00%, due 8/1/30	1,000,000	1,050,530
San Ysidro School District, Unlimited General Obligation
Series F, Insured: AGM (zero coupon), due 8/1/47	2,500,000	238,100
Santa Maria Joint Union High School District, Election 2004, Unlimited General Obligation 5.00%, due 8/1/33	1,000,000	1,074,170
State of California, General Obligation 5.00%, due 9/1/32	1,000,000	1,029,210
Val Verde Unified School District, Election 2012, Unlimited General Obligation
Series A, Insured: BAM 5.00%, due 8/1/38	1,000,000	1,024,750

		12,463,764

	Principal Amount	Value

Higher Education 2.0%
California Municipal Finance Authority, Biola University, Revenue Bonds 5.00%, due 10/1/42	$150,000	$143,800
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds 5.875%, due 11/1/43	1,000,000	874,260

		1,018,060

Hospital 0.3%
California Statewide Communities Development Authority, John Muir Health, Revenue Bonds 5.00%, due 7/1/29	150,000	157,569

Industrial Development / Pollution Control 0.4%
California Pollution Control Financing Authority, Daily Paper Pacific Gas & Electric, Revenue Bonds
Series C 0.06%, due 11/1/26 (b)	200,000	200,000

Medical 6.1%
California Statewide Communities Development Authority, Sutter Health, Revenue Bonds
Series B 5.25%, due 11/15/48	1,050,000	1,053,990
City of Whittier, California, Health Facility Presbyterian Inter Community Hospital, Revenue Bonds 6.25%, due 6/1/36	1,000,000	1,090,220
University of California, Regents Medical Center, Revenue Bonds
Series J 5.25%, due 5/15/38	1,000,000	1,051,290

		3,195,500

Nursing Homes 2.5%
Abag Finance Authority for Nonprofit Corp., Episcopal Senior Communities, Revenue Bonds
Series A 5.00%, due 7/1/42	750,000	677,692
Abag Finance Authority for Nonprofit Corp., Eskaton Properties, Inc., Revenue Bonds 5.00%, due 11/15/35	685,000	633,728

		1,311,420

School District 6.6%
Arcadia Unified School District, Election 2006, General Obligation
Series A, Insured: AGM 5.00%, due 8/1/32	1,000,000	1,043,050

12	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
School District (continued)
Centinela Valley Union High School District, Election 2008, Unlimited General Obligation
Series B 6.00%, due 8/1/36	$500,000	$562,835
Oakland Unified School District, Alameda County, Election of 2012, General Obligation 6.625%, due 8/1/38	500,000	536,680
Taft Elementary School District, Election 2012, Unlimited General Obligation
Series B, Insured: AGM 6.00%, due 8/1/44	1,200,000	1,306,104

		3,448,669

State General Obligation 0.5%
California State Public Works Board, Capital Project, Revenue Bonds
Series I-1 6.625%, due 11/1/34	265,000	266,402

Tobacco Settlement 3.8%
California County Tobacco Securitization Agency, Asset Backed, Revenue Bonds
5.65%, due 6/1/41	750,000	561,540
5.70%, due 6/1/46	250,000	184,805
California County Tobacco Securitization Agency, Asset Backed, Sonoma County Corp., Revenue Bonds 5.125%, due 6/1/38	380,000	285,141
Tobacco Securitization Authority Northern California, Asset-Backed, Revenue Bonds
Series A-1 5.50%, due 6/1/45	1,250,000	963,762

		1,995,248

Transportation 13.3%
Alameda Corridor Transportation Authority, Revenue Bonds
Series A, Insured: AGM 5.00%, due 10/1/27	1,000,000	1,098,780
♦Bay Area Toll Authority, Revenue Bonds
Series F-1 5.00%, due 4/1/34	1,500,000	1,583,115
5.125%, due 4/1/39	850,000	900,583
California Communities, Installment Sale, Certificates of Participation
Series B 5.25%, due 6/1/42	250,000	251,705

	Principal Amount	Value

Transportation (continued)
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds
Series A, Insured: NATL-RE 5.00%, due 1/1/35	$500,000	$457,245
5.75%, due 1/15/40	765,000	749,707
Riverside County Transportation Commission, Revenue Bonds
Series A 5.75%, due 6/1/44	250,000	251,450
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds
Series A, Insured: NATL-RE (zero coupon), due 1/15/24	130,000	72,316
Series A, Insured: NATL-RE (zero coupon), due 1/15/26	230,000	111,778
Series A, Insured: NATL-RE (zero coupon), due 1/15/27	200,000	89,874
Series A, Insured: NATL-RE (zero coupon), due 1/15/30	135,000	49,406
Series A, Insured: NATL-RE (zero coupon), due 1/15/35	150,000	38,796
Series A, Insured: NATL-RE (zero coupon), due 1/15/36	180,000	43,211
Series A, Insured: NATL-RE 5.25%, due 1/15/30	365,000	352,229
Stockton District Port, Revenue Bonds
Series A, Insured: NATL-RE 4.50%, due 7/1/32	1,000,000	878,830

		6,929,025

Utilities 1.5%
Turlock Irrigation District, Revenue Bonds
Series A 5.00%, due 1/1/40	760,000	771,628

Water 2.0%
Stockton Public Financing Authority, Water Systems Capital Improvement Projects, Revenue Bonds
Series A, Insured: NATL-RE 4.75%, due 10/1/35	25,000	21,530
Vallejo California Water, Revenue Bonds 5.25%, due 5/1/30	1,000,000	1,043,310

		1,064,840

Total Municipal Bonds (Cost $52,287,383)		50,515,233

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments October 31, 2013 (continued)

	Shares	Value

Unaffiliated Investment Company 1.0%
California 1.0%
BlackRock MuniYield California Insured Fund, Inc.	36,232	$505,799

Total Unaffiliated Investment Company (Cost $546,030)		505,799

Total Investments (Cost $52,833,413) (e)	97.8%	51,021,032
Other Assets, Less Liabilities	2.2	1,149,195
Net Assets	100.0%	$52,170,227

	Contracts Short	Unrealized Appreciation (Depreciation) (c)
Futures Contracts (0.3%)
United States Treasury Notes December 2013 (10 Year) (d)	(57)	$(172,909)

Total Futures Contracts (Settlement Value $7,259,484)		$(172,909)

(a)	Interest on these securities is subject to alternative minimum tax.

(b)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of October 31, 2013.

(c)	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2013.

(d)	As of October 31, 2013, cash in the amount of $92,483 is on deposit with the broker for futures transactions.

(e)	As of October 31, 2013, cost is $52,833,413 for federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation	$460,295
Gross unrealized depreciation	(2,272,676)

Net unrealized depreciation	$(1,812,381)

The following abbreviations are used in the above portfolio:

AGM—Assured Guaranty Municipal Corp.

BAM—Build America Mutual Assurance Co.

GTY—Assured Guaranty Corp.

NATL-RE—National Public Finance Guarantee Corp.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013, for valuing the Fund's assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$50,515,233	$—	$50,515,233
Unaffiliated Investment Company	505,799	—	—	505,799

Total Investments in Securities	$505,799	$50,515,233	$—	$51,021,032

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Short (b)	$(172,909)	$—	$—	$(172,909)

Total Other Financial Instruments	$(172,909)	$—	$—	$(172,909)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended October 31, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

14	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2013

Assets
Investment in securities, at value (identified cost $52,833,413)	$51,021,032
Cash	106,020
Cash collateral on deposit at broker	92,483
Receivables:
Investment securities sold	1,335,514
Dividends and interest	716,966
Variation margin on futures contracts	8,906
Other assets	76

Total assets	53,280,997

Liabilities
Payables:
Investment securities purchased	1,040,060
Manager (See Note 3)	20,127
Shareholder communication	17,775
Professional fees	11,419
Fund shares redeemed	4,128
Transfer agent (See Note 3)	1,898
Custodian	1,083
NYLIFE Distributors (See Note 3)	897
Trustees	117
Accrued expenses	13,266

Total liabilities	1,110,770

Net assets	$52,170,227

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$5,698
Additional paid-in capital	56,823,404

56,829,102
Undistributed net investment income	17,528
Accumulated net realized gain (loss) on investments and futures transactions	(2,691,113)
Net unrealized appreciation (depreciation) on investments and futures contracts	(1,985,290)

Net assets	$52,170,227

Investor Class
Net assets applicable to outstanding shares	$42,893

Shares of beneficial interest outstanding	4,686

Net asset value per share outstanding	$9.15
Maximum sales charge (4.50% of offering price)	0.43

Maximum offering price per share outstanding	$9.58

Class A
Net assets applicable to outstanding shares	$4,143,168

Shares of beneficial interest outstanding	452,469

Net asset value per share outstanding	$9.16
Maximum sales charge (4.50% of offering price)	0.43

Maximum offering price per share outstanding	$9.59

Class C
Net assets applicable to outstanding shares	$72,831

Shares of beneficial interest outstanding	7,951

Net asset value and offering price per share outstanding	$9.16

Class I
Net assets applicable to outstanding shares	$47,911,335

Shares of beneficial interest outstanding	5,233,274

Net asset value and offering price per share outstanding	$9.16

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Operations for the period February 28, 2013 (inception date) through October 31, 2013

Investment Income (Loss)
Income
Interest	$1,453,732
Dividends	12,443

Total income	1,466,175

Expenses
Manager (See Note 3)	173,385
Professional fees	46,816
Shareholder communication	24,428
Offering (See Note 2)	17,466
Registration	9,887
Transfer agent (See Note 3)	6,572
Distribution/Service—Investor Class (See Note 3)	57
Distribution/Service—Class A (See Note 3)	4,378
Distribution/Service—Class C (See Note 3)	233
Custodian	4,175
Trustees	852
Miscellaneous	5,077

Total expenses before waiver/reimbursement	293,326
Expense waiver/reimbursement from Manager (See Note 3)	(115,581)

Net expenses	177,745

Net investment income (loss)	1,288,430

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Security transactions	(2,756,763)
Futures transactions	65,650

Net realized gain (loss) on investments and futures transactions	(2,691,113)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,812,381)
Futures contracts	(172,909)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(1,985,290)

Net realized and unrealized gain (loss) on investments and futures transactions	(4,676,403)

Net increase (decrease) in net assets resulting from operations	$(3,387,973)

16	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the period February 28, 2013 (inception date) through October 31, 2013

2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,288,430
Net realized gain (loss) on investments and futures transactions	(2,691,113)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(1,985,290)

Net increase (decrease) in net assets resulting from operations	(3,387,973)

Dividends to shareholders:
From net investment income:
Investor Class	(786)
Class A	(70,359)
Class C	(1,566)
Class I	(1,215,676)

Total dividends to shareholders	(1,288,387)

Capital share transactions:
Net proceeds from sale of shares	56,318,048
Net asset value of shares issued to shareholders in reinvestment of dividends	1,286,954
Cost of shares redeemed	(758,415)

Increase (decrease) in net assets derived from capital share transactions	56,846,587

Net increase (decrease) in net assets	52,170,227

Net Assets
Beginning of period	—

End of period	$52,170,227

Undistributed net investment income at end of period	$17,528

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Investor Class		Class A		Class C		Class I
	February 28, 2013** through October 31, 2013		February 28, 2013** through October 31, 2013		February 28, 2013** through October 31, 2013		February 28, 2013** through October 31, 2013
Net asset value at beginning of period	$10.00		$10.00		$10.00		$10.00

Net investment income (loss)	0.21		0.22		0.20		0.24
Net realized and unrealized gain (loss) on investments	(0.85)		(0.84)		(0.84)		(0.84)

Total from investment operations	(0.64)		(0.62)		(0.64)		(0.60)

Less dividends:
From net investment income	(0.21)		(0.22)		(0.20)		(0.24)

Net asset value at end of period	$9.15		$9.16		$9.16		$9.16

Total investment return (a)(b)	(6.43%)		(6.23%)		(6.48%)		(6.17%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.44	% ††	4.01	% ††	3.35	% ††	3.70	% ††
Net expenses	0.94	% ††	0.75	% ††	1.19	% ††	0.50	% ††
Expenses (before waiver/reimbursement)	1.29	% ††	1.10	% ††	1.54	% ††	0.85	% ††
Portfolio turnover rate	142%		142%		142%		142%
Net assets at end of period (in 000’s)	$43		$4,143		$73		$47,911

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	Total investment return is not annualized.

18	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-four funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay California Tax Free Opportunities Fund (the “Fund”), a diversified fund.

The Fund currently offers four classes of shares. Investor Class, Class A, Class C and Class I shares. The inception date was on February 28, 2013. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $500,000 or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares, and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from federal and California income taxes.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation measurements under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are estimated within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring the fair value of investments)

The aggregate value by input level, as of October 31, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may use third party vendor

mainstayinvestments.com	19

Notes to Financial Statements (continued)

evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

Securities for which market values cannot be measured using the methodologies described above are valued by methods deemed in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the period ended October 31, 2013, there have been no changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2013, the Fund did not hold any securities that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Fund’s Manager, in consultation with the Fund’s Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Fund’s Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.   The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

20	MainStay California Tax Free Opportunities Fund

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends of net investment income, if any, at least daily and intends to pay them at least monthly and declares and pays distributions of net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(H)  Offering Costs.  Costs were incurred by the Fund in connection with the commencement of the Fund’s operations. These costs have been amortized on a straight line basis during the period.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2013.

(J)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region. Because the

mainstayinvestments.com	21

Notes to Financial Statements (continued)

Fund’s principal investments include municipal bonds issued by or on behalf of the State of California, and its political subdivisions, agencies and instrumentalities, events in California will affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits and other financial difficulties. California continues to experience financial difficulties due to the economic environment. The further deterioration of California’s fiscal situation and economic situation of its municipalities could cause greater volatility and increase the risk of investing in California.

(K)  Indemnifications.   Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(L)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of October 31, 2013:

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(172,909)	$(172,909)

Total Fair Value		$(172,909)	$(172,909)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended October 31, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$65,650	$65,650

Total Realized Gain (Loss)		$65,650	$65,650

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(172,909)	$(172,909)

Total Change in Unrealized Appreciation (Depreciation)		$(172,909)	$(172,909)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Interest Rate Contracts Risk	Total
Futures Contracts Short	(57)	(57)

(1)	Amount disclosed represents the average held during the period ended October 31, 2013.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.50% of the Fund’s average daily net assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.75% of its average daily net assets.

22	MainStay California Tax Free Opportunities Fund

New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the period ended October 31, 2013, New York Life Investments earned fees from the Fund in the amount of $173,385 and waived its fees and/or reimbursed expenses in the amount of $115,581.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A share was $2,550 for the year ended October 31, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class C share of $111 for the year ended October 31, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the period ended October 31, 2013, were as follows:

Investor Class	$49
Class A	356
Class C	99
Class I	6,068

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2013, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Investor Class	$23,392	54.5%
Class A	23,444	0.6
Class C	23,381	32.1
Class I	46,845,631	97.8

Note 4–Federal Income Tax

As of October 31, 2013, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$17,528	$(2,864,023)	$—	$(1,812,380)	$(4,658,875)

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain

(loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2013 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$17,485	$—	$(17,485)

mainstayinvestments.com	23

Notes to Financial Statements (continued)

The reclassifications for the Fund are primarily due to nondeductible expenses.

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $2,864,023 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$2,800	$64

The tax character of distributions paid during the period ended October 31, 2013 shown in the Statements of Changes in Net Assets was as follows:

2013
Distributions paid from:
Ordinary Income	$3,847
Exempt Interest Dividends	1,284,540
Total	$1,288,387

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon and State Street, who serve as the agents to the syndicate. The commitment fees is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 28, 2013, the aggregate commitment amount was $200,000,000 with an optional maximum amount of $250,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2013.

Note 7–Purchases and Sales of Securities (in 000’s)

During the period ended October 31, 2013, purchases and sales of securities, other than short-term securities, were $123,529 and $67,938, respectively.

Note 8–Capital Share Transactions

Investor Class (a)	Shares	Amount
Period ended October 31, 2013:
Shares sold	4,601	$44,353
Shares issued to shareholders in reinvestment of dividends and distributions	85	786

Net increase (decrease)	4,686	$45,139

Class A (a)	Shares	Amount
Period ended October 31, 2013:
Shares sold	508,497	$4,949,558
Shares issued to shareholders in reinvestment of dividends and distributions	7,549	69,107
Shares redeemed	(63,577)	(571,747)

Net increase (decrease)	452,469	$4,446,918

Class C (a)	Shares	Amount
Period ended October 31, 2013:
Shares sold	11,359	$111,679
Shares issued to shareholders in reinvestment of dividends and distributions	144	1,334
Shares redeemed	(3,552)	(32,229)

Net increase (decrease)	7,951	$80,784

Class I (a)	Shares	Amount
Period ended October 31, 2013:
Shares sold	5,120,551	$51,212,458
Shares issued to shareholders in reinvestment of dividends and distributions	129,785	1,215,727
Shares redeemed	(17,062)	(154,439)

Net increase (decrease)	5,233,274	$52,273,746

(a)	The inception date of the Fund was February 28, 2013.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal period ended October 31, 2013, events and transactions subsequent to October 31, 2013 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay California Tax Free Opportunities Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay California Tax Free Opportunities Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2013, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from February 28, 2013 (Inception Date) through October 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay California Tax Free Opportunities Fund of MainStay Funds Trust as of October 31, 2013, the results of its operations, the changes in its net assets, and the financial highlights for the period from February 28, 2013 (Inception Date) through October 31, 2012, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 20, 2013

mainstayinvestments.com	25

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For Federal individual income tax purposes, the Fund designated 99.7% of the ordinary income dividends paid during its fiscal year ended October 31, 2013 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.

In February 2014, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2013. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2013.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

26	MainStay California Tax Free Opportunities Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008***.	Chief Investment Officer, New York Life Insurance Company (since 2011); President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC (since 2008); Member of the Board, MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, and Cornerstone Capital Management Holdings LLC (fka Madison Square Investors LLC) (since 2008); Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012); Member of the Board of Private Advisors, L.L.C.(since 2010); Member of the Board of MCF Capital Management LLC (since 2012); and President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	79

MainStay VP Funds Trust:
Trustee since 2008
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com	27

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990***.	President; Strategic Management Advisors LLC (since 1990)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (50 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011; Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios); State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002***.	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	79

MainStay VP Funds Trust:
Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Managing Director, ICC Capital Management; President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	79

MainStay VP Funds Trust: Trustee
since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

28	MainStay California Tax Free Opportunities Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009.	Visiting Professor, University of California—San Diego (since 2012); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School Business, University of Chicago (since 2008)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	79

MainStay VP Funds Trust:
Trustee since 1997
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (25 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

mainstayinvestments.com	29

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.*

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance, New York Life Investment Management LLC (since 2009); Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2009)**; Assistant Secretary, MainStay Funds (2006 to 2008) and MainStay VP Series Fund, Inc. (2005 to 2008)**
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (2006 to 2012); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

30	MainStay California Tax Free Opportunities Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-32051 MS322-13	MSCTF11-12/13 NL0C5

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw and Roman L. Weil. Messrs. Latshaw and Weil are “independent” within the meaning of that term under the Investment Company Act of 1940.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees billed for the fiscal year ended October 31, 2013 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $1,224,340.

The aggregate fees billed for the fiscal year ended October 31, 2012 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $983,700.

(b) Audit-Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $20,000 for the fiscal year ended October 31, 2013; and (ii) $27,500 for the fiscal year ended October 31, 2012. These audit-related services include review of financial highlights for Registrant’s registration statements and issuance of consents to use the auditor’s reports.

(c) Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $160,205 during the fiscal year ended October 31, 2013; and (ii) $136,355 during the fiscal year ended October 31, 2012. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d) All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 during the fiscal year ended October 31, 2013; and $0 during the fiscal year ended October 31, 2012.

(e) Pre-Approval Policies and Procedures

(1)	The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) There were no hours expended on KPMG’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than KPMG’s full-time, permanent employees.

(g) All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended October 31, 2013 and October 31, 2012 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately $0 for the fiscal year ended October 31, 2013; and $0 for the fiscal year ended October 31, 2012.

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended October 31, 2013 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date: January 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date: January 8, 2014

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date: January 8, 2014

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.